UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23304

Invesco Exchange-Traded Self-Indexed Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders
August 31, 2020

BSCK	Invesco BulletShares 2020 Corporate Bond ETF

BSCL	Invesco BulletShares 2021 Corporate Bond ETF

BSCM	Invesco BulletShares 2022 Corporate Bond ETF

BSCN	Invesco BulletShares 2023 Corporate Bond ETF

BSCO	Invesco BulletShares 2024 Corporate Bond ETF

BSCP	Invesco BulletShares 2025 Corporate Bond ETF

BSCQ	Invesco BulletShares 2026 Corporate Bond ETF

BSCR	Invesco BulletShares 2027 Corporate Bond ETF

BSCS	Invesco BulletShares 2028 Corporate Bond ETF

BSCT	Invesco BulletShares 2029 Corporate Bond ETF

(continued on inside front cover)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Invesco Annual Report to Shareholders (continued)

BSJK	Invesco BulletShares 2020 High Yield Corporate Bond ETF

BSJL	Invesco BulletShares 2021 High Yield Corporate Bond ETF

BSJM	Invesco BulletShares 2022 High Yield Corporate Bond ETF

BSJN	Invesco BulletShares 2023 High Yield Corporate Bond ETF

BSJO	Invesco BulletShares 2024 High Yield Corporate Bond ETF

BSJP	Invesco BulletShares 2025 High Yield Corporate Bond ETF

BSJQ	Invesco BulletShares 2026 High Yield Corporate Bond ETF

BSJR	Invesco BulletShares 2027 High Yield Corporate Bond ETF

BSML	Invesco BulletShares 2021 Municipal Bond ETF

BSMM	Invesco BulletShares 2022 Municipal Bond ETF

BSMN	Invesco BulletShares 2023 Municipal Bond ETF

BSMO	Invesco BulletShares 2024 Municipal Bond ETF

BSMP	Invesco BulletShares 2025 Municipal Bond ETF

BSMQ	Invesco BulletShares 2026 Municipal Bond ETF

BSMR	Invesco BulletShares 2027 Municipal Bond ETF

BSMS	Invesco BulletShares 2028 Municipal Bond ETF

BSMT	Invesco BulletShares 2029 Municipal Bond ETF

BSAE	Invesco BulletShares 2021 USD Emerging Markets Debt ETF

BSBE	Invesco BulletShares 2022 USD Emerging Markets Debt ETF

BSCE	Invesco BulletShares 2023 USD Emerging Markets Debt ETF

BSDE	Invesco BulletShares 2024 USD Emerging Markets Debt ETF

3

The Market Environment

Fixed Income

At the beginning of the fiscal year, despite US and China trade tensions, potential for new tariffs, and weakening global economic growth, US economic data remained supportive of slow but continued domestic economic expansion as 2019 third and fourth quarter gross domestic product grew at approximately 2.50%.1 The US economy continued to add jobs, stabilizing the unemployment rate to 3.50% at the close of 2019, while inflation remained subdued.2 In response to third quarter economic weakness, the US Federal Reserve (“the Fed”) maintained accommodative policies, cutting the federal funds target rate from a range of 2.00% to 2.25% at the start of the fiscal year to a range of 1.50% to 1.75% at the close of 2019.3 Despite the UK’s general election in December, which delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union, macroeconomic and geopolitical issues mostly abated during the fourth quarter of 2019, providing a favorable backdrop for continued US growth.

Fixed income markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the Fed took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.3 The unemployment rate reached a peak of 14.7%2 while real gross domestic product decreased at an annual rate of 31.7%1 (second estimate) in the second quarter of 2020.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter. In this environment, the broader bond market, both developed and emerging, ended the fiscal year in positive territory.

The 10-year US Treasury yield continued to decline at the start of the fiscal year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the fiscal year at 0.68%, 82 basis points lower than at the beginning of the fiscal year.4 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.47% for the fiscal year. The strong performance by the index was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index–government-related, corporate, securitized and treasury–posted positive returns for the fiscal year.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: US Department of the Treasury

4

Management’s Discussion of Fund Performance Invesco BulletShares 2020 Corporate Bond ETF (BSCK)

As an index fund, the Invesco BulletShares 2020 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2020 Index (the “2020 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2020 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2020. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2020. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 1.71%. On a net asset value (“NAV”) basis, the Fund returned 1.90%. During the same time period, the Index returned 2.14%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the electric utilities industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2020, the banking industry contributed most significantly to the Fund’s return, followed by the capital markets and consumer finance industries, respectively. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included GE Capital International Funding Co. Unlimited Co., 2.34% coupon, due 11/15/2020, an industrial conglomerates company (no longer held at fiscal year-end), and Hewlett Packard Enterprise Co., Inc., 3.60% coupon, due 10/15/2020, a technology hardware, storage & peripherals company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Continental Resources Inc., 5.00% coupon, due 09/15/2020, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and Cigna Corp., 4.13% coupon, due 09/15/2020, a health care providers & services company (portfolio average weight of 0.02%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

U.S. Treasury Securities	38.20

Financials	30.01

Consumer Staples	6.47

Health Care	6.45

Information Technology	4.37

Industrials	4.08

Consumer Discretionary	3.70

Sector Types Each Less Than 3%	4.87

Money Market Funds Plus Other Assets Less Liabilities	1.85

5

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

U.S. Treasury Bills, 0.09%-0.13%, 09/17/2020	17.89

U.S. Treasury Bills, 0.07%-0.09%, 10/22/2020	17.16

U.S. Treasury Bills, 0.09%, 11/19/2020	3.15

Visa, Inc., 2.20%, 12/14/2020	1.88

Citigroup, Inc., 2.65%, 10/26/2020	1.87

JPMorgan Chase & Co., 4.25%, 10/15/2020	1.83

JPMorgan Chase & Co., 2.55%, 10/29/2020	1.66

Bank of America Corp., 2.63%, 10/19/2020	1.51

Wells Fargo & Co., 2.55%, 12/07/2020	1.36

Royal Bank of Canada, 2.15%, 10/26/2020	1.36

Total	49.67

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		3 Years		5 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	5 Years Cumulative	Average Annualized	Cumulative

Nasdaq BulletShares® USD Corporate Bond 2020 Index	2.14%	2.06%	6.31%	2.62%	13.80%	3.41%	32.62%

Bloomberg Barclays U.S. Corporate Index	7.50	6.45	20.61	6.20	35.06	5.10	52.11

Fund

NAV Return	1.90	1.90	5.80	2.46	12.92	3.18	30.18

Market Price Return	1.71	1.82	5.55	2.38	12.47	3.17	30.10

6

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

Guggenheim BulletShares 2020 Corporate Bond ETF (the “Predecessor Fund”) Inception: March 28, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

7

Management’s Discussion of Fund Performance Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

As an index fund, the Invesco BulletShares 2021 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2021 Index (the “2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2021 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 2.92%. On a net asset value (“NAV”) basis, the Fund returned 3.06%. During the same time period, the Index returned 3.20%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the electric utilities industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2020, the banking industry contributed most significantly to the Fund’s return, followed by the capital markets and oil, gas & consumable fuels industries, respectively. The household durables industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Deutsche Bank AG (Germany), 4.25% coupon, due 10/14/2021, a banking company (portfolio average weight of 0.87%), and Oracle Corp., 1.90% coupon, due 09/15/2021, a software company (portfolio average weight of 1.08%). Positions that detracted most significantly from the Fund’s return during the period included Tupperware Brands Corp., 4.75% coupon, due 06/01/2021, a household durables company (no longer held at fiscal year-end), and Ford Motor Credit Co. LLC, 3.81% coupon, due 10/12/2021, a consumer finance company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Financials	47.17

Health Care	8.80

Information Technology	8.74

Industrials	7.64

Consumer Discretionary	6.12

Consumer Staples	5.83

Energy	5.65

Utilities	3.40

Sector Types Each Less Than 3%	4.37

Money Market Funds Plus Other Assets Less Liabilities	2.28

8

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Oracle Corp., 1.90%, 09/15/2021	1.19

Goldman Sachs Group, Inc. (The), 5.25%, 07/27/2021	1.11

Deutsche Bank AG, 4.25%, 10/14/2021	0.98

Morgan Stanley, 2.63%, 11/17/2021	0.92

JPMorgan Chase & Co., 4.35%, 08/15/2021	0.87

Apple, Inc., 2.85%, 05/06/2021	0.85

Wells Fargo & Co., 2.10%, 07/26/2021	0.84

Apple, Inc., 2.25%, 02/23/2021	0.84

BNP Paribas S.A., 5.00%, 01/15/2021	0.82

Microsoft Corp., 1.55%, 08/08/2021	0.78

Total	9.20

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		3 Years		5 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	5 Years Cumulative	Average Annualized	Cumulative

Nasdaq BulletShares® USD Corporate Bond 2021 Index	3.20%	2.69%	8.30%	3.36%	17.96%	3.66%	29.19%

Bloomberg Barclays U.S. Corporate Index	7.50	6.45	20.61	6.20	35.06	5.38	45.22

Fund

NAV Return	3.06	2.59	7.98	3.30	17.65	3.62	28.78

Market Price Return	2.92	2.52	7.77	3.30	17.61	3.62	28.85

9

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

Guggenheim BulletShares 2021 Corporate Bond ETF (the “Predecessor Fund”) Inception: July 17, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

10

Management’s Discussion of Fund Performance Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

As an index fund, the Invesco BulletShares 2022 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2022 Index (the “2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2022 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 4.18%. On a net asset value (“NAV”) basis, the Fund returned 4.46%. During the same time period, the Index returned 4.65%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the electric utilities industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2020, the banking industry contributed most significantly to the Fund’s return, followed by the capital markets industry. The multiline retail industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Barclays Bank PLC, 7.63% coupon, due 11/21/2022, a banking company (portfolio average weight of 0.80%), and Goldman Sachs Group, Inc. (The), 5.75% coupon, due 01/24/2022, a capital markets company (portfolio average weight of 1.24%). Positions that detracted most significantly from the Fund’s return during the period included Macy’s Retail Holding, Inc., 3.88% coupon, due 01/15/2022, a multiline retail company (no longer held at fiscal year-end), and Occidental Petroleum Corp., 3.12% coupon, due 02/15/2022, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Financials	34.51

Information Technology	11.41

Health Care	11.04

Industrials	8.88

Energy	7.69

Consumer Discretionary	6.82

Consumer Staples	6.47

Communication Services	4.23

Utilities	3.15

Sector Types Each Less Than 3%	3.33

Money Market Funds Plus Other Assets Less Liabilities	2.47

11

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Goldman Sachs Group, Inc. (The), 5.75%, 01/24/2022	1.28

Wells Fargo & Co., 2.63%, 07/22/2022	1.04

JPMorgan Chase & Co., 4.50%, 01/24/2022	0.92

Goldman Sachs Group, Inc. (The), 3.00%, 04/26/2022	0.92

Barclays Bank PLC, 7.63%, 11/21/2022	0.91

Morgan Stanley, 2.75%, 05/19/2022	0.90

AbbVie, Inc., 2.90%, 11/06/2022	0.87

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	0.86

JPMorgan Chase & Co., 3.25%, 09/23/2022	0.86

Cooperatieve Rabobank U.A., 3.88%, 02/08/2022	0.85

Total	9.41

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
						Average Annualized	Cumulative

Nasdaq BulletShares® USD Corporate Bond 2022 Index	4.65%	3.60%	11.19%	4.30%	23.46%	4.28%	34.76%

Bloomberg Barclays U.S. Corporate Index	7.50	6.45	20.61	6.20	35.06	5.38	45.22

Fund

NAV Return	4.46	3.47	10.77	4.16	22.62	4.10	33.16

Market Price Return	4.18	3.35	10.38	4.12	22.34	4.09	33.04

12

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

Guggenheim BulletShares 2022 Corporate Bond ETF (the “Predecessor Fund”) Inception: July 17, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

13

Management’s Discussion of Fund Performance Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

As an index fund, the Invesco BulletShares 2023 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2023 Index (the “2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2023 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 5.28%. On a net asset value (“NAV”) basis, the Fund returned 5.43%. During the same time period, the Index returned 5.75%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the electric utilities industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2020, the banking and pharmaceuticals industries contributed most significantly to the Fund’s return. The multiline retail industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included CVS Health Corp., 3.70% coupon, due 03/09/2023, a health care providers & services company (portfolio average weight of 1.89%), and Apple, Inc., 2.40% coupon, due 05/03/2023, a technology hardware, storage & peripherals company (portfolio average weight of 1.69%). Positions that detracted most significantly from the Fund’s return during the period included EQT Midstream Partners LP, 4.75% coupon, due 07/15/2023, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and Macy’s Retail Holdings, Inc., 2.88% coupon, due 02/15/2023, a multiline retail company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Financials	29.50

Health Care	10.83

Information Technology	10.48

Energy	9.98

Consumer Discretionary	9.01

Industrials	8.32

Consumer Staples	7.59

Communication Services	4.34

Real Estate	3.73

Utilities	3.30

Materials	1.85

Money Market Funds Plus Other Assets Less Liabilities	1.07

14

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

CVS Health Corp., 3.70%, 03/09/2023	1.73

Apple, Inc., 2.40%, 05/03/2023	1.57

Verizon Communications, Inc., 5.15%, 09/15/2023	1.26

Bank of America Corp., 3.30%, 01/11/2023	1.25

Wells Fargo & Co., 3.07%, 01/24/2023	1.06

Boeing Co. (The), 4.51%, 05/01/2023	0.86

Walmart, Inc., 3.40%, 06/26/2023	0.81

Wells Fargo Bank N.A., 3.55%, 08/14/2023	0.81

JPMorgan Chase & Co., 3.20%, 01/25/2023	0.80

Natwest Group PLC, 3.88%, 09/12/2023	0.79

Total	10.94

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative

Nasdaq BulletShares® USD Corporate Bond 2023 Index	5.75%	4.39%	13.75%	5.10%	28.22%	4.65%	31.08%

Bloomberg Barclays U.S. Corporate Index	7.50	6.45	20.61	6.20	35.06	5.40	36.76

Fund

NAV Return	5.43	4.19	13.11	4.96	27.41	4.51	30.00

Market Price Return	5.28	4.12	12.88	4.80	26.40	4.50	29.94

15

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Guggenheim BulletShares 2023 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

16

Management’s Discussion of Fund Performance Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

As an index fund, the Invesco BulletShares 2024 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2024 Index (the “2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2024 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 6.51%. On a net asset value (“NAV”) basis, the Fund returned 6.67%. During the same time period, the Index returned 7.01%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the electric utilities industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration.

For the fiscal year ended August 31, 2020, the banking industry contributed most significantly to the Fund’s return, followed by the capital markets industry. The construction & engineering industry detracted most significantly from the Fund’s return during the period, followed by the airlines industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included JP Morgan Chase & Co., 3.88% coupon, due 09/10/2024, a banking company (portfolio average weight of 1.29%), and Morgan Stanley, 3.70% coupon, due 10/23/2024, a capital markets company (portfolio average weight of 1.24%). Positions that detracted most significantly from the Fund’s return during the period included Enlink Midstream Partners LP, 4.40% coupon, due 04/01/2024, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and EQM Midstream Partners, LP, 4.00% coupon, due 08/01/2024, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Financials	31.65

Information Technology	12.48

Energy	11.39

Health Care	10.38

Consumer Staples	7.73

Consumer Discretionary	6.07

Communication Services	5.80

Industrials	5.79

Real Estate	3.00

Sector Types Each Less Than 3%	4.04

Money Market Funds Plus Other Assets Less Liabilities	1.67

17

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Centene Corp., 4.63%, 12/15/2029	1.29

Credit Suisse AG, 3.63%, 09/09/2024	1.18

Morgan Stanley, 3.70%, 10/23/2024	1.17

JPMorgan Chase & Co., 3.88%, 09/10/2024	1.17

Bank of America Corp., 4.20%, 08/26/2024	1.17

Morgan Stanley, Series F, 3.88%, 04/29/2024	1.16

Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	1.16

Bank of America Corp., 4.13%, 01/22/2024	1.01

Apple, Inc., 3.45%, 05/06/2024	0.95

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	0.93

Total	11.19

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
						Average Annualized	Cumulative

Nasdaq BulletShares® USD Corporate Bond 2024 Index	7.01%	5.25%	16.60%	5.73%	32.14%	5.24%	35.54%

Bloomberg Barclays U.S. Corporate Index	7.50	6.45	20.61	6.20	35.06	5.40	36.76

Fund

NAV Return	6.67	5.10	16.08	5.56	31.04	5.01	33.74

Market Price Return	6.51	4.99	15.72	5.50	30.71	5.01	33.80

18

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Guggenheim BulletShares 2024 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

19

Management’s Discussion of Fund Performance Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

As an index fund, the Invesco BulletShares 2025 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2025 Index (the “2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2025 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2025. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 7.75%. On a net asset value (“NAV”) basis, the Fund returned 7.81%. During the same time period, the Index returned 8.00%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing, which were partially offset by the positive impact of the sampling approach employed by the portfolio management team.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately

6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the electric utilities industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2020, the banking industry contributed most significantly to the Fund’s return, followed by the health care providers & services industry. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included CVS Health Corp, 4.10% coupon, due 03/25/2025, a health care providers & services company (portfolio average weight of 1.79%), and AT&T, Inc., 3.40% coupon, due 05/15/2025, a diversified telecommunications services company (portfolio average weight of 1.79%). Positions that detracted most significantly from the Fund’s return during the period included Enlink Midstream Partners LP, 4.15% coupon, due 06/01/2025, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and Occidental Petroleum Corp., 3.50% coupon, due 06/15/2025, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Financials	23.99

Health Care	14.60

Information Technology	11.60

Energy	10.54

Consumer Discretionary	9.18

Industrials	8.94

Communication Services	6.63

Consumer Staples	5.80

Real Estate	3.79

Sector Types Each Less Than 3%	4.06

Money Market Funds Plus Other Assets Less Liabilities	0.87

20

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

  Top Ten Fund Holdings* (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

AT&T, Inc., 3.40%, 05/15/2025	1.50

CVS Health Corp., 4.10%, 03/25/2025	1.49

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	1.31

Medtronic, Inc., 3.50%, 03/15/2025	1.20

Visa, Inc., 3.15%, 12/14/2025	1.19

AbbVie, Inc., 3.60%, 05/14/2025	1.14

Verizon Communications, Inc., 3.38%, 02/15/2025	1.03

Microsoft Corp., 3.13%, 11/03/2025	0.95

CVS Health Corp., 3.88%, 07/20/2025	0.90

Shell International Finance B.V., 3.25%, 05/11/2025	0.87

Total	11.58

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		3 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	Cumulative

Nasdaq BulletShares® USD Corporate Bond 2025 Index	8.00%	5.89%	18.74%	5.81%	31.89%

Bloomberg Barclays U.S. Corporate Index	7.50	6.45	20.61	6.09	33.57

Fund

NAV Return	7.81	5.78	18.37	5.55	30.27

Market Price Return	7.75	5.67	18.01	5.55	30.28

21

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Guggenheim BulletShares 2025 Corporate Bond ETF (the “Predecessor Fund”) Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

22

Management’s Discussion of Fund Performance Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

As an index fund, the Invesco BulletShares 2026 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2026 Index (the “2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2026 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2026. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 8.73%. On a net asset value (“NAV”) basis, the Fund returned 8.85%. During the same time period, the Index returned 8.98%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the health care providers & services industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection and being overweight in the banking and oil, gas, & consumable fuels industries, respectively.

For the fiscal year ended August 31, 2020, the banking industry contributed most significantly to the Fund’s return, followed by the capital markets industry. The automobiles industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Wells Fargo & Co., 3.00% coupon, due 10/23/2026, a banking company (portfolio average weight of 1.29%), and Morgan Stanley, 3.13% coupon, due 07/27/2026, a capital markets company (portfolio average weight of 1.04%). Positions that detracted most significantly from the Fund’s return during the period included Occidental Petroleum Corp., 5.55% coupon, due 03/15/2026, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and EnLink Midstream Partners LP, 4.85% coupon, due 07/15/2026, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	33.31

Information Technology	10.74

Health Care	9.65

Energy	9.26

Consumer Staples	7.72

Communication Services	5.90

Industrials	5.84

Consumer Discretionary	5.31

Real Estate	5.06

Utilities	5.00

Materials	1.20

Money Market Funds Plus Other Assets Less Liabilities	1.01

23

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Microsoft Corp., 2.40%, 08/08/2026	1.40

Wells Fargo & Co., 3.00%, 10/23/2026	1.20

Wells Fargo & Co., 3.00%, 04/22/2026	1.17

Apple, Inc., 3.25%, 02/23/2026	1.12

HSBC Holdings PLC, 4.30%, 03/08/2026	1.10

Morgan Stanley, 3.88%, 01/27/2026	1.04

Citigroup, Inc., 3.20%, 10/21/2026	1.03

Oracle Corp., 2.65%, 07/15/2026	1.02

Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026	1.02

Morgan Stanley, 3.13%, 07/27/2026	1.02

Total	11.12

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		3 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	Cumulative

Nasdaq BulletShares® USD Corporate Bond 2026 Index	8.98%	6.55%	20.97%	5.50%	23.64%

Bloomberg Barclays U.S. Corporate Index	7.50	6.45	20.61	5.73	24.71

Fund

NAV Return	8.85	6.44	20.58	5.45	23.37

Market Price Return	8.73	6.48	20.72	5.47	23.50

24

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Guggenheim BulletShares 2026 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

25

Management’s Discussion of Fund Performance Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

As an index fund, the Invesco BulletShares 2027 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2027 Index (the “2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2027 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2027. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 7.98%. On a net asset value (“NAV”) basis, the Fund returned 8.25%. During the same time period, the Index returned 8.38%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the sampling approach employed by the portfolio management team and costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the banking industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight and security selection in the semiconductors & semiconductor equipment industry.

For the fiscal year ended August 31, 2020, the banking industry contributed most significantly to the Fund’s return, followed by the semiconductors & semiconductor equipment industry. There were no industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Broadcom Corp., 3.88% coupon, due 01/15/2027, a semiconductors & semiconductor equipment company (portfolio average weight of 2.16%), and Verizon Communications, Inc., 4.13% coupon, due 03/16/2027, a diversified telecommunications company (portfolio average weight of 1.57%). Positions that detracted most significantly from the Fund’s return during the period included Occidental Petroleum Corp., 3.00% coupon, due 02/15/2027, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and EQT Corp., 3.90% coupon, due 10/01/2027, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	21.66

Information Technology	16.36

Consumer Discretionary	10.24

Health Care	10.16

Industrials	8.45

Energy	8.34

Consumer Staples	6.80

Communication Services	6.59

Utilities	4.23

Real Estate	3.79

Materials	2.38

Money Market Funds Plus Other Assets Less Liabilities	1.00

26

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	1.88

Microsoft Corp., 3.30%, 02/06/2027	1.61

Citigroup, Inc., 4.45%, 09/29/2027	1.50

Amazon.com, Inc., 3.15%, 08/22/2027	1.41

Verizon Communications, Inc., 4.13%, 03/16/2027	1.38

Morgan Stanley, 3.63%, 01/20/2027	1.16

Goldman Sachs Group, Inc. (The), 3.85%, 01/26/2027	1.12

Oracle Corp., 3.25%, 11/15/2027	1.07

Bank of America Corp., 3.25%, 10/21/2027	0.98

Wells Fargo & Co., 4.30%, 07/22/2027	0.97

Total	13.08

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative

Nasdaq BulletShares® USD Corporate Bond 2027 Index	8.38%	7.07%	22.11%

Bloomberg Barclays U.S. Corporate Index	7.50	6.76	21.09

Fund

NAV Return	8.25	6.81	21.25

Market Price Return	7.98	6.82	21.28

27

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Guggenheim BulletShares 2027 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

28

Management’s Discussion of Fund Performance Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

As an index fund, the Invesco BulletShares 2028 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2028 Index (the “2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2028 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2028. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 8.03%. On a net asset value (“NAV”) basis, the Fund returned 8.28%. During the same time period, the Index returned 8.48%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the impact of the Fund’s sampling methodology in addition to fees and operating expenses incurred by the Fund during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care providers & services industry and most underweight in the banking industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2020, the banking industry contributed most significantly to the Fund’s return, followed by the health care providers & services and pharmaceutical industries, respectively. The construction & engineering industry detracted most significantly from the Fund’s return, followed by the energy equipment & services and airlines industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included CVS Health Corp., 4.30% coupon, due 03/25/2028, a health care provider & services company (portfolio average weight of 4.61%), and Cigna Corp., 4.38% coupon, due 10/15/2028, a health care provider & services company (portfolio average weight of 2.50%). Positions that detracted most significantly from the Fund’s return during this period included Celgene Corp., 3.90% coupon, due 02/20/2028, a pharmaceuticals company (no longer held at fiscal year-end), and Spirit AeroSystems, Inc., 4.60% coupon, due 06/15/2028, an aerospace & defense company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	19.15

Health Care	18.50

Industrials	13.11

Energy	10.78

Consumer Staples	8.93

Communication Services	7.89

Consumer Discretionary	6.29

Real Estate	4.86

Utilities	4.10

Information Technology	3.81

Materials	1.30

Money Market Funds Plus Other Assets Less Liabilities	1.28

29

Invesco BulletShares 2028 Corporate Bond ETF (BSCS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

CVS Health Corp., 4.30%, 03/25/2028	4.58

Cigna Corp., 4.38%, 10/15/2028	2.84

Raytheon Technologies Corp., 4.13%, 11/16/2028	2.28

Vodafone Group PLC, 4.38%, 05/30/2028	2.20

Walmart, Inc., 3.70%, 06/26/2028	1.91

Anheuser-Busch InBev Worldwide, Inc., 4.00%, 04/13/2028	1.75

Citigroup, Inc., 4.13%, 07/25/2028	1.47

Northrop Grumman Corp., 3.25%, 01/15/2028	1.35

Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/2028	1.34

Barclays PLC, 4.84%, 05/09/2028	1.30

Total	21.02

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative

Nasdaq BulletShares® USD Corporate Bond 2028 Index	8.48%	11.42%	24.93%

Bloomberg Barclays U.S. Corporate Index	7.50	10.27	22.31

Fund

NAV Return	8.28	11.14	24.29

Market Price Return	8.03	11.05	24.08

30

Invesco BulletShares 2028 Corporate Bond ETF (BSCS) (continued)

Fund Inception: August 9, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

31

Management’s Discussion of Fund Performance Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

As an index fund, the Invesco BulletShares 2029 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2029 Index (the “2029 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2029 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2029. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2029. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 12, 2019) through August 31, 2020, on a market price basis, the Fund returned 10.45%. On a net asset value (“NAV”) basis, the Fund returned 10.96%. During the same time period, the Index returned 11.16%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 9.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the equity REITs industry and most underweight in the banking industry during the fiscal period ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the oil, gas & consumable fuels industry in addition to being overweight in the equity REITs industry.

For the fiscal period ended August 31, 2020, the banking industry contributed most significantly to the Fund’s return, followed by the equity REITs and IT services industries, respectively. The airlines industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included Anheuser-Busch InBev Worldwide, Inc., 4.75% coupon, due 01/23/2029, a beverages company (portfolio average weight of 2.98%), and Altria Group, Inc., 4.80% coupon, due 02/14/2029, a tobacco company (portfolio average weight of 2.01%). Positions that detracted most significantly from the Fund’s return during the period included Delta Air Lines, Inc, 3.75% coupon, due 10/28/2029, an airlines company (portfolio average weight of 0.27%), and Enable Midstream Partners LP, 4.15% coupon, due 09/15/2029, an oil, gas & consumable fuels company (portfolio average weight of 0.26%).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Financials	15.10

Information Technology	12.15

Consumer Staples	11.70

Energy	9.76

Health Care	9.12

Communication Services	8.44

Real Estate	8.27

Industrials	7.80

Utilities	6.21

Consumer Discretionary	6.10

Materials	4.24

Money Market Funds Plus Other Assets Less Liabilities	1.11

32

Invesco BulletShares 2029 Corporate Bond ETF (BSCT) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/2029	2.84

Verizon Communications, Inc., 4.02%, 12/03/2029	2.57

International Business Machines Corp., 3.50%, 05/15/2029	2.03

Altria Group, Inc., 4.80%, 02/14/2029	1.90

AT&T, Inc., 4.35%, 03/01/2029	1.89

Fiserv, Inc., 3.50%, 07/01/2029	1.78

Sumitomo Mitsui Financial Group, Inc., 3.04%, 07/16/2029	1.70

HCA, Inc., 4.13%, 06/15/2029	1.25

Wells Fargo & Co., 4.15%, 01/24/2029	1.20

Intel Corp., 2.45%, 11/15/2029	1.17

Total	18.33

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Nasdaq BulletShares® USD Corporate Bond 2029 Index	11.16%

Bloomberg Barclays U.S. Corporate Index	9.43

Fund

NAV Return	10.96

Market Price Return	10.45

33

Invesco BulletShares 2029 Corporate Bond ETF (BSCT) (continued)

Fund Inception: September 12, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

34

Management’s Discussion of Fund Performance Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)

As an index fund, the Invesco BulletShares 2020 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index (the “High Yield 2020 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2020 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2020. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2020. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 0.38%. On a net asset value (“NAV”) basis, the Fund returned 0.42%. During the same time period, the Index returned 1.02%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 4.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the wireless telecommunications services industry and most underweight in the health care providers & services industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration in addition to being underweight in the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2020, the media industry contributed most significantly to the Fund’s return, followed by the wireless telecommunications services industry and treasury holdings, respectively. The machinery industry detracted most significantly from the Fund’s return during the period, followed by the pharmaceuticals and building products industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Stearns Holdings, Inc., 9.375% coupon, due 10/15/2020, a diversified financial services company (no longer held at fiscal-year end) and Neptune Finco Corp., 10.875% coupon, due 10/15/2025, a media company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Chesapeake Energy Corp., 6.625% coupon, due 08/15/2020, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and Briggs & Stratton Corp., 6.875% coupon, due 12/15/2020, a machinery company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

U.S. Treasury Securities	80.99

Energy	6.87

Materials	3.64

Sector Types Each Less Than 3%	7.21

Money Market Funds Plus Other Assets Less Liabilities	1.29

35

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

U.S. Treasury Bills, 0.09%-0.13%, 09/17/2020	62.22

U.S. Treasury Bills, 0.07%-0.09%, 10/22/2020	18.77

Blue Cube Spinco LLC, 9.75%, 10/15/2023	2.09

CITGO Petroleum Corp., 6.25%, 08/15/2022	1.93

NortonLifeLock, Inc., 4.20%, 09/15/2020	1.92

Murphy Oil Corp., 6.88%, 08/15/2024	1.84

T-Mobile USA, Inc., 6.00%, 03/01/2023	1.71

NuStar Logistics L.P., 4.80%, 09/01/2020	1.59

Blue Cube Spinco LLC, 10.00%, 10/15/2025	1.55

Navient Corp., 5.00%, 10/26/2020	1.39

Total	95.01

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
						Average Annualized	Cumulative

Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index	1.02%	2.93%	9.04%	4.43%	24.23%	3.59%	27.70%

Bloomberg Barclays US Corporate High Yield Index	4.71	4.88	15.37	6.45	36.69	5.48	44.79

Fund

NAV Return	0.42	2.23	6.84	3.77	20.35	3.54	27.29

Market Price Return	0.38	2.07	6.35	3.75	20.22	3.51	27.06

36

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 24, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

37

Management’s Discussion of Fund Performance Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

As an index fund, the Invesco BulletShares 2021 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index (the “High Yield 2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2021 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (2.13)%. On a net asset value (“NAV”) basis, the Fund returned (1.91)%. During the same time period, the Index returned (0.35)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to trading costs associated with portfolio rebalances, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 4.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the aerospace & defense industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection in the oil, gas & consumable fuels industry, followed by the Fund’s shorter duration.

For the fiscal year ended August 31, 2020, the media industry contributed most significantly to the Fund’s return, followed by the electric utilities and wireless telecommunication services industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return during the period, followed by the energy equipment & services and aerospace & defense industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Altice Financing SA, 7.50% coupon, due 05/15/2026, a media company (portfolio average weight of 1.80%), and Vericast Corp., 9.25% coupon, due 03/01/2021, an IT services company (portfolio average weight of 1.05%). Positions that detracted most significantly from the Fund’s return during the period included Whiting Petroleum Corp., 5.75% coupon, due 03/15/2021, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and Denbury Resources, Inc., 9.00% coupon, due 5/15/2021, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Communication Services	29.25

Consumer Discretionary	13.39

Information Technology	11.40

Financials	9.31

Industrials	9.03

Utilities	8.73

Health Care	5.99

Energy	4.29

Sector Types Each Less Than 3%	2.23

Money Market Funds Plus Other Assets Less Liabilities	6.38

38

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

DISH DBS Corp., 6.75%, 06/01/2021	3.80

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 02/15/2026	3.66

Altice France S.A., 7.38%, 05/01/2026	3.29

Ford Motor Credit Co. LLC, 5.88%, 08/02/2021	3.17

CenturyLink, Inc., Series S, 6.45%, 06/15/2021	2.57

Bausch Health Cos., Inc., 9.00%, 12/15/2025	2.38

NRG Energy, Inc., 6.63%, 01/15/2027	2.19

Bausch Health Cos., Inc., 7.00%, 03/15/2024	2.10

NRG Energy, Inc., 7.25%, 05/15/2026	2.03

United Rentals North America, Inc., 5.88%, 09/15/2026	1.93

Total	27.12

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
						Average Annualized	Cumulative

Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index	(0.35)%	3.16%	9.79%	4.89%	26.94%	3.44%	22.32%

Bloomberg Barclays US Corporate High Yield Index	4.71	4.88	15.37	6.45	36.69	5.06	34.19

Fund

NAV Return	(1.91)	2.21	6.78	4.17	22.65	3.62	23.57

Market Price Return	(2.13)	2.10	6.44	4.21	22.88	3.54	22.99

39

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

40

Management’s Discussion of Fund Performance Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

As an index fund, the Invesco BulletShares 2022 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index (the “High Yield 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2022 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (1.50)%. On a net asset value (“NAV”) basis, the Fund returned (1.32)%. During the same time period, the Index returned 0.74%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing, as well as fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 4.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the IT services industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the security selection in the oil, gas & consumable fuels industry, followed by the Fund’s shorter duration.

For the fiscal year ended August 31, 2020, the media industry contributed most significantly to the Fund’s return, followed by the commercial services & supplies and health care providers & services industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return during the period, followed by the consumer finance and energy equipment & services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Tenet Healthcare Corp., 8.13% coupon, due 04/01/2022, a health care providers & services company (portfolio average weight of 3.09%), and Sprint Communications, Inc., 6.00% coupon, due 11/15/2022, a wireless telecommunications company (portfolio average weight of 2.38%). Positions that detracted most significantly from the Fund’s return during this period included Hertz Corp. (The), 7.63% coupon, due 06/01/2022, an auto components company (no longer held at fiscal year-end) and Oasis Petroleum, Inc., 6.88% coupon, due 03/15/2022, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Communication Services	22.59

Consumer Discretionary	17.72

Industrials	14.10

Financials	8.91

Health Care	8.79

Energy	7.37

Materials	5.62

Consumer Staples	3.31

Sector Types Each Less Than 3%	5.00

Money Market Funds Plus Other Assets Less Liabilities	6.59

41

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Tenet Healthcare Corp., 8.13%, 04/01/2022	2.92

CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/2028	2.50

Sprint Communications, Inc., 6.00%, 11/15/2022	2.35

Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022	2.19

DISH DBS Corp., 5.88%, 07/15/2022	2.02

Bausch Health Americas, Inc., 8.50%, 01/31/2027	1.91

Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026	1.90

Numericable-SFR S.A., 8.13%, 02/01/2027	1.88

International Game Technology PLC, 6.25%, 02/15/2022	1.60

WESCO Distribution, Inc., 7.13%, 06/15/2025	1.54

Total	20.81

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
						Average Annualized	Cumulative

Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index	0.74%	3.03%	9.38%	5.33%	29.66%	4.14%	27.32%

Bloomberg Barclays US Corporate High Yield Index	4.71	4.88	15.37	6.45	36.69	5.06	34.19

Fund

NAV Return	(1.32)	2.05	6.28	4.36	23.78	3.70	24.13

Market Price Return	(1.50)	1.97	6.04	4.38	23.89	3.65	23.82

42

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

43

Management’s Discussion of Fund Performance Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

As an index fund, the Invesco BulletShares 2023 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index (the “High Yield 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2023 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 0.54%. On a net asset value (“NAV”) basis, the Fund returned 0.80%. During the same time period, the Index returned 2.69%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 4.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the containers & packaging industry and most underweight in the food products industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the oil, gas & consumable fuels industry, as well as the Fund’s shorter duration.

For the fiscal year ended August 31, 2020, the health care providers & services industry contributed most significantly to the Fund’s return, followed by the wireless telecommunication services and metals & mining industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return during the period, followed by the media and specialty retail industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Sprint Corp., 7.88% coupon, due 09/15/2023, a wireless telecommunications services company (portfolio average weight of 4.96%), and Community Health Systems, Inc., 6.25% coupon, due 03/31/2023, a health care providers & services company (portfolio average weight of 3.08%). Positions that detracted most significantly from the Fund’s return during the period included Intelsat Jackson Holdings SA, 5.50% coupon, due 08/01/2023, a wireless telecommunications services company (no longer held at fiscal year-end), and Carrizo Oil & Gas Inc., 6.25% coupon, due 04/15/2023, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Consumer Discretionary	16.74

Materials	13.68

Communication Services	12.45

Health Care	11.70

Energy	11.20

Industrials	10.27

Consumer Staples	6.17

Information Technology	5.01

Financials	4.59

Sector Types Each Less Than 3%	4.73

Money Market Funds Plus Other Assets Less Liabilities	3.46

44

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Sprint Corp., 7.88%, 09/15/2023	4.82

Community Health Systems, Inc., 6.25%, 03/31/2023	2.99

Ford Motor Co., 8.50%, 04/21/2023	2.27

Par Pharmaceutical, Inc., 7.50%, 04/01/2027	2.06

Tenet Healthcare Corp., 6.75%, 06/15/2023	1.94

Freeport-McMoRan, Inc., 3.88%, 03/15/2023	1.87

Reynolds Group Issuer, Inc./LLC, 5.13%, 07/15/2023	1.57

DISH DBS Corp., 5.00%, 03/15/2023	1.51

Newell Brands, Inc., 4.35%, 04/01/2023	1.47

WESCO Distribution, Inc., 7.25%, 06/15/2028	1.43

Total	21.93

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		3 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	Cumulative

Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index	2.69%	4.01%	12.51%	6.25%	34.58%

Bloomberg Barclays US Corporate High Yield Index	4.71	4.88	15.37	6.85	38.36

Fund

NAV Return	0.80	3.12	9.65	5.26	28.52

Market Price Return	0.54	2.99	9.25	5.24	28.42

45

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

46

Management’s Discussion of Fund Performance Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

As an index fund, the Invesco BulletShares 2024 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index (the “High Yield 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2024 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 1.38%. On a net asset value (“NAV”) basis, the Fund returned 1.45%. During the same time period, the Index returned 2.36%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 4.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the oil, gas & consumable fuels industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2020, the media industry contributed most significantly to the Fund’s return, followed by the health care providers & services and IT services industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return during the period, followed by the consumer finance and aerospace & defense industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Dish DBS Corp., 5.875% coupon, due 11/15/2024, a media company (portfolio average weight of 2.04%) and Sprint Corp., 7.13% coupon, due 06/15/2024, a wireless telecommunications services company (portfolio average weight of 2.49%). Positions that detracted most significantly from the Fund’s return during the period included Hertz Corp. (The), 5.50% coupon, due 10/15/2024, an auto components company (no longer held at fiscal year-end) and Callon Petroleum Co., 6.13% coupon, due 10/01/2024, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Communication Services	22.01

Consumer Discretionary	17.55

Industrials	9.99

Materials	8.52

Health Care	8.45

Information Technology	8.17

Financials	6.61

Consumer Staples	5.89

Real Estate	3.53

Energy	3.45

Utilities	3.08

Money Market Funds Plus Other Assets Less Liabilities	2.75

47

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Sprint Corp., 7.13%, 06/15/2024	2.46

DISH DBS Corp., 5.88%, 11/15/2024	2.00

Intesa Sanpaolo S.p.A., 5.02%, 06/26/2024	1.85

Tenet Healthcare Corp., 4.63%, 07/15/2024	1.77

Solera LLC/Solera Finance, Inc., 10.50%, 03/01/2024	1.73

CSC Holdings LLC, 6.50%, 02/01/2029	1.61

Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024	1.60

Mauser Packaging Solutions Holding Co., 5.50%, 04/15/2024	1.57

Sirius XM Radio, Inc., 4.63%, 07/15/2024	1.56

MPH Acquisition Holdings LLC, 7.13%, 06/01/2024	1.40

Total	17.55

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		3 Years		Fund Inception
		Average	3 Years	Average
Index	1 Year	Annualized	Cumulative	Annualized	Cumulative

Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index	2.36%	3.87%	12.07%	5.28%	22.63%

Bloomberg Barclays US Corporate High Yield Index	4.71	4.88	15.37	6.00	25.98

Fund

NAV Return	1.45	3.56	11.06	4.52	19.15

Market Price Return	1.38	3.44	10.67	4.52	19.15

48

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

49

Management’s Discussion of Fund Performance Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

As an index fund, the Invesco BulletShares 2025 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index (the “High Yield 2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2025 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2025. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 2.26%. On a net asset value (“NAV”) basis, the Fund returned 2.58%. During the same time period, the Index returned 4.23%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 4.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the hotels, restaurants & leisure industry and most underweight in the aerospace & defense industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2020, the health care providers & services industry contributed most significantly to the Fund’s return, followed by the automobiles and containers & packaging industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return during the period, followed by the aerospace & defense and entertainment industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Tesla, Inc., 5.30% coupon, due 08/15/2025, an automobiles company (portfolio average weight of 1.19%), and Cleveland-Cliffs, Inc., 6.38% coupon, due 10/15/2025, a metals & mining company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Intelsat Jackson Holdings, Inc., 9.75% coupon, due 07/15/2025, a wireless telecommunications services company (no longer held at fiscal year-end), and AMC Entertainment, Inc., 5.75% coupon, due 06/15/2025, an entertainment company (no longer held at fiscal year-end ).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Consumer Discretionary	25.17

Materials	12.98

Industrials	11.52

Health Care	9.63

Energy	9.60

Financials	7.33

Communication Services	5.72

Real Estate	4.89

Information Technology	4.27

Consumer Staples	4.17

Utilities	1.46

Money Market Funds Plus Other Assets Less Liabilities	3.26

50

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

  Top Ten Fund Holdings* (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

Bausch Health Cos., Inc., 6.13%, 04/15/2025	1.98

Ford Motor Co., 9.00%, 04/22/2025	1.88

HCA, Inc., 5.38%, 02/01/2025	1.84

1011778 BC ULC/New Red Finance, Inc., 5.00%, 10/15/2025	1.77

Caesars Entertainment, Inc., 6.25%, 07/01/2025	1.62

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025	1.45

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 02/15/2025	1.40

Tesla, Inc., 5.30%, 08/15/2025	1.19

American Airlines, Inc., 11.75%, 07/15/2025	1.18

Sprint Corp., 7.63%, 02/15/2025	1.13

Total	15.44

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative

Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index	4.23%	4.61%	14.11%

Bloomberg Barclays US Corporate High Yield Index	4.71	4.74	14.50

Fund

NAV Return	2.58	3.81	11.56

Market Price Return	2.26	3.77	11.44

51

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

52

Management’s Discussion of Fund Performance Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

As an index fund, the Invesco BulletShares 2026 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index (the “High Yield 2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2026 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2026. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 1.91%. On a net asset value (“NAV”) basis, the Fund returned 2.26%. During the same time period, the Index returned 3.94%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays US Corporate High Yield Index (the “Benchmark Index”) returned 4.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the pharmaceuticals industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2020, the media industry contributed most significantly to the Fund’s return, followed by the diversified financial services and wireless telecommunication services industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return during the period, followed by the entertainment and specialty retail industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020 were Dish DBS Corp., 7.75% coupon, due 07/01/2026, a media company (portfolio average weight of 2.09%), and Banff Merger Sub, Inc., 9.75% coupon, due 09/01/2026, a software company (portfolio average weight of 1.45%). Positions that detracted most significantly from the Fund’s return during the period included AMC Entertainment Holdings, Inc., 5.88% coupon, due 11/15/2026, an entertainment company (no longer held at fiscal year-end), and Whiting Petroleum Corp., 6.63% coupon, due 01/15/2026, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Consumer Discretionary	20.21

Communication Services	15.49

Energy	12.36

Materials	9.88

Industrials	9.07

Financials	8.34

Health Care	8.15

Information Technology	5.14

Consumer Staples	4.35

Utilities	3.96

Real Estate	1.03

Money Market Funds Plus Other Assets Less Liabilities	2.02

53

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ) (continued)

  Top Ten Fund Holdings* (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

Newell Brands, Inc., 4.70%, 04/01/2026	2.27

Tenet Healthcare Corp., 4.88%, 01/01/2026	2.25

Connect Finco S.a.r.l./Connect US Finco LLC, 6.75%, 10/01/2026	2.14

DISH DBS Corp., 7.75%, 07/01/2026	2.05

Sprint Corp., 7.63%, 03/01/2026	1.72

OneMain Finance Corp., 7.13%, 03/15/2026	1.68

Post Holdings, Inc., 5.00%, 08/15/2026	1.66

HUB International Ltd., 7.00%, 05/01/2026	1.58

HCA, Inc., 5.88%, 02/15/2026	1.54

Novelis Corp., 5.88%, 09/30/2026	1.48

Total	18.37

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative

Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index	3.94%	6.48%	13.80%

Bloomberg Barclays US Corporate High Yield Index	4.71	5.63	11.94

Fund

NAV Return	2.26	5.50	11.65

Market Price Return	1.91	5.43	11.50

54

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ) (continued)

Fund Inception: August 9, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

55

Management’s Discussion of Fund Performance Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

As an index fund, the Invesco BulletShares 2027 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index (the “High Yield 2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2027 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2027. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 12, 2019) through August 31, 2020, on a market price basis, the Fund returned 3.84%. On a net asset value (“NAV”) basis, the Fund returned 4.32%. During the same time period, the Index returned 6.65%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 4.17%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the metals & mining industry during the fiscal period ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the energy equipment & services industry.

For the fiscal period ended August 31, 2020, the commercial services & supplies industry contributed most significantly to the Fund’s return, followed by the media and oil, gas & consumable fuels industries, respectively. The transportation infrastructure industry detracted most significantly from the Fund’s return during the period, followed by the aerospace & defense and insurance industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included EQT Corp., 3.90% coupon, due 10/01/2027, an oil, gas & consumable fuels company (portfolio average weight of 1.67%), and Allied Universal Holdco, LLC, 9.75% coupon, due 07/15/2027, a commercial services & supplies company (portfolio average weight of 1.50%). Positions that detracted most significantly from the Fund’s return during this period included Wesco Aircraft Holdings, Inc., 13.13% coupon, due 11/15/2027, an aerospace & defense company (portfolio average weight of 0.55%), and MEG Energy, Corp., 7.13% coupon, due 02/01/2027, an oil, gas & consumable fuels company (portfolio average weight of 1.66%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Communication Services	20.90

Consumer Discretionary	19.10

Industrials	13.46

Energy	10.46

Real Estate	6.42

Materials	5.95

Health Care	5.81

Consumer Staples	5.46

Financials	4.21

Utilities	4.00

Information Technology	2.71

Money Market Funds Plus Other Assets Less Liabilities	1.52

56

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR) (continued)

  Top Ten Fund Holdings* (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

Nexstar Broadcasting, Inc., 5.63%, 07/15/2027	2.75

Ziggo B.V., 5.50%, 01/15/2027	2.67

Tenet Healthcare Corp., 5.13%, 11/01/2027	2.15

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 4.63%, 01/15/2027	2.12

Zayo Group Holdings, Inc., 4.00%, 03/01/2027	2.11

Vistra Operations Co. LLC, 5.00%, 07/31/2027	1.94

Performance Food Group, Inc., 5.50%, 10/15/2027	1.91

Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/2027	1.81

Herc Holdings, Inc., 5.50%, 07/15/2027	1.78

Gap, Inc. (The), 8.88%, 05/15/2027	1.70

Total	20.94

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index	6.65%

Bloomberg Barclays US Corporate High Yield Index	4.17

Fund

NAV Return	4.32

Market Price Return	3.84

57

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR) (continued)

Fund Inception: September 12, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

58

Management’s Discussion of Fund Performance Invesco BulletShares 2021 Municipal Bond ETF (BSML)

As an index fund, the Invesco BulletShares 2021 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2021 Index (the “Municipal Bond 2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2021 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2021 or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 25, 2019) through August 31, 2020, on a market price basis, the Fund returned 2.30%. On a net asset value (“NAV”) basis, the Fund returned 1.94%. During the same time period, the Index returned 2.07%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by positive effects of sampling.

During this same time period, the Bloomberg Barclays Municipal Bond Index (the “Benchmark Index”) returned 4.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of Texas during the fiscal period ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the under allocation to the states of Texas, California, and Florida, respectively.

For the fiscal period ended August 31, 2020, the state of New York contributed most significantly to the Fund’s return, followed by the states of California and Massachusetts, respectively. The states of Utah and Indiana detracted slightly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included New York State Environmental Facilities Corp., 5.00% coupon, due 06/15/2021, a water & sewer bond (portfolio average weight of 2.08%) and Sales Tax Asset Receivable Corp., 5.00% coupon, due 10/15/2021, a cities, counties, & authorities bond (portfolio average weight of 1.70%). The positions that detracted most significantly from the Fund’s return during this period were California (State of), Series 2011, 5.25% coupon, due 09/01/2024, a state general obligation bond (portfolio average weight of 2.49%) and Cook (County of), Illinois, 5.25% coupon, due 11/15/2024, a local general obligation bond (portfolio average weight of 1.27%).

59

Invesco BulletShares 2021 Municipal Bond ETF (BSML) (continued)

  Revenue Type Breakdown

  (% of the Fund’s Net Assets)

  as of August 31, 2020

Ad Valorem Property Tax	23.98

Water Revenue	14.72

Sales Tax Revenue	11.50

Income Tax Revenue	8.16

Lease Revenue	6.73

Miscellaneous Revenue	5.66

Port, Airport & Marina Revenue	5.58

Health, Hospital, Nursing Home Revenue	5.47

Appropriations	4.68

Revenue Types Each Less Than 3%	11.76

Other Assets Less Liabilities	1.76

  Top Ten Fund Holdings (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

San Francisco (City and County of), CA Public Utilities Commission, Series 2011 A, RB, 5.00%, 11/01/2021	2.51

California (State of), Series 2011, Ref. GO Bonds, 5.25%, 09/01/2024	2.49

Gwinnett (County of), GA Water & Sewerage Authority, Series 2011, Ref. RB, 5.00%, 08/01/2024	2.11

Los Angeles Unified School District, Series 2015 A, Ref. GO Bonds, 5.00%, 07/01/2021	2.06

New York State Environmental Facilities Corp., Series 2017, Ref. RB, 5.00%, 06/15/2021	2.06

New York (City of), NY Transitional Finance Authority, Series 2018 C-1, RB, 5.00%, 05/01/2021	2.04

New York (City of), NY Transitional Finance Authority, Series 2011 D, RB, 5.00%, 02/01/2031	2.02

New York & New Jersey (States of) Port Authority, Series 2013 179, RB, 5.00%, 12/01/2021	1.97

New York (City of), NY Water & Sewer System, Series 2012 FF, RB, 5.00%, 06/15/2021	1.71

Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB, 5.00%, 10/15/2021	1.67

Total	20.64

Growth of a $10,000 Investment Since Inception

60

Invesco BulletShares 2021 Municipal Bond ETF (BSML) (continued)

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Invesco BulletShares® Municipal Bond 2021 Index	2.07%

Bloomberg Barclays Municipal Bond Index	4.07

Fund

NAV Return	1.94

Market Price Return	2.30

Fund Inception: September 25, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

61

Management’s Discussion of Fund Performance Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

As an index fund, the Invesco BulletShares 2022 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2022 Index (the “Municipal Bond 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2022 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2022 or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 25, 2019) through August 31, 2020, on a market price basis, the Fund returned 2.65%. On a net asset value (“NAV”) basis, the Fund returned 2.38%. During the same time period, the Index returned 2.79%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs related to portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays Municipal Bond Index (the “Benchmark Index”) returned 4.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Virginia and most underweight in the state of Texas during the fiscal period ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the under allocation to the states of Texas, California, and Florida, respectively.

For the fiscal period ended August 31, 2020, the state of Tennessee contributed most significantly to the Fund’s return, followed by the states of Connecticut and New Jersey, respectively. The state of California detracted most significantly from the Fund’s return during the period, followed by the states of Texas and New York, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included Philadelphia (State of) PA Water & Wastewater, 5.00% coupon, due 11/01/2028, a water & sewer bond (portfolio average weight of 1.61%) and Nashville & Davidson (County of), TN, 5.00% coupon, due 07/01/2022, a local general obligation bond (portfolio average weight of 1.58%). The positions that detracted most significantly from the Fund’s return during this period were Metropolitan Transportation Authority, Series 2012, 5.00% coupon, due 11/15/2025, a mass transit bond (portfolio average weight of 0.76%) and Pennsylvania (State of) Higher Educational Facilities Authority, 5.00% coupon, due 05/01/2037, a private university bond (portfolio average weight of 1.50%).

62

Invesco BulletShares 2022 Municipal Bond ETF (BSMM) (continued)

Revenue Type Breakdown
(% of the Fund’s Net Assets) as of August 31, 2020

Ad Valorem Property Tax	23.33

Highway Tolls Revenue	10.79

Sales Tax Revenue	9.59

Lease Revenue	9.37

Water Revenue	8.30

Health, Hospital, Nursing Home Revenue	6.93

Port, Airport & Marina Revenue	5.80

Electric Power Revenue	5.28

College & University Revenue	5.22

Miscellaneous Revenue	4.93

Revenue Types Each Less Than 3%	9.19

Other Assets Less Liabilities	1.27

Top Ten Fund Holdings (% of the Fund’s Net Assets)

as of August 31, 2020

Security

New York (State of) Dormitory Authority, Series 2020 A, RB, 5.00%, 10/01/2022	3.95

Pittsburgh (City of), PA, Series 2012 B, GO Bonds, 5.00%, 09/01/2022	3.93

Hamilton (County of), OH (Christ Hospital), Series 2012, RB, 5.00%, 06/01/2022	3.89

San Francisco (City of), CA Public Utilities Commission, Series 2012, RB, 5.00%, 05/01/2022	3.88

Seattle (Port of), WA, Series 2012 A, Ref. RB, 5.00%, 08/01/2031	3.87

Miami-Dade (County of), FL Expressway Authority, Series 2013 A, RB, 5.00%, 07/01/2029	3.86

Las Vegas Valley Water District, Series 2012 B, GO Bonds, 5.00%, 06/01/2037	3.85

New York (State of) Thruway Authority, Series 2012 I, RB, 5.00%, 01/01/2022	3.06

Florida (State of) (Capital Outlay), Series 2012 C, Ref. GO Bonds, 4.00%, 06/01/2026	2.68

Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB, 5.00%, 10/15/2022	2.38

Total	35.35

Growth of a $10,000 Investment Since Inception

63

Invesco BulletShares 2022 Municipal Bond ETF (BSMM) (continued)

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Invesco BulletShares® Municipal Bond 2022 Index	2.79%

Bloomberg Barclays Municipal Bond Index	4.07

Fund

NAV Return	2.38

Market Price Return	2.65

Fund Inception: September 25, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

64

Management’s Discussion of Fund Performance Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

As an index fund, the Invesco BulletShares 2023 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2023 Index (the “Municipal Bond 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2023 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2023 or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 25, 2019) through August 31, 2020, on a market price basis, the Fund returned 3.14%. On a net asset value (“NAV”) basis, the Fund returned 3.03%. During the same time period, the Index returned 3.42%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays Municipal Bond Index (the “Benchmark Index”) returned 4.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of Ohio during the fiscal period ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the under allocation to the states of Texas, Ohio, and Colorado, respectively.

For the fiscal period ended August 31, 2020, the state of New York contributed most significantly to the Fund’s return, followed by the states of California and Texas, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included Hawaii (State of), Series 2016, 5.00% coupon, due 10/01/2023, a state general obligation bond (portfolio average weight of 2.62%) and Los Angeles (City of) CA Department of Water & Power, 5.00% coupon, due 07/01/2029, a public power bond (portfolio average weight of 3.45%). The positions that detracted most significantly from the Fund’s return during this period were Metropolitan Transportation Authority of NY, 5.00% coupon, due 11/15/2023, a mass transit bond (portfolio average weight of 0.61%) and New York (City of), NY, 5.00% coupon, due 08/01/2023, a local general obligation bond (portfolio average weight of 2.83%).

65

Invesco BulletShares 2023 Municipal Bond ETF (BSMN) (continued)

Revenue Type Breakdown
(% of the Fund’s Net Assets) as of August 31, 2020

Ad Valorem Property Tax	33.12

Water Revenue	10.18

Lease Revenue	8.83

Electric Power Revenue	7.66

Sales Tax Revenue	6.94

Miscellaneous Revenue	6.14

Income Tax Revenue	5.00

College & University Revenue	4.95

Health, Hospital, Nursing Home Revenue	4.73

General Fund	3.73

Revenue Types Each Less Than 3%	7.43

Other Assets Less Liabilities	1.29

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020
Security

Los Angeles (City of), CA Department of Water & Power, Series 2013 B, RB, 5.00%, 07/01/2029	4.00

California (State of) Department of Water Resources, Series 2020 BB, Ref. RB, 5.00%, 12/01/2023	3.78

JEA Water & Sewer System, Series 2017 A, Ref. RB, 5.00%, 10/01/2023	3.74

Maryland (State of), Series 2015 B, Ref. GO Bonds, 4.00%, 08/01/2023	3.63

New York (City of), NY, Series 2016 C, Ref. GO Bonds, 5.00%, 08/01/2023	3.29

Battery Park (City of), NY Authority, Series 2013 A, RB, 5.00%, 11/01/2025	3.01

Hawaii (State of), Series 2016, Ref. GO Bonds, 5.00%, 10/01/2023	3.00

Bexar (County of), TX, Series 2013 B, GO Bonds, 5.00%, 06/15/2023	2.96

St. Joseph (County of), IN Hospital Authority (Beacon Health System Obligated Group), Series 2013 C, Ref. RB, 4.00%, 08/15/2044	2.75

Milwaukee (City of), WI, Series 2018 N1, GO Bonds, 5.00%, 02/01/2023	2.73

Total	32.89

Growth of a $10,000 Investment Since Inception

66

Invesco BulletShares 2023 Municipal Bond ETF (BSMN) (continued)

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Invesco BulletShares® Municipal Bond 2023 Index	3.42%

Bloomberg Barclays Municipal Bond Index	4.07

Fund

NAV Return	3.03

Market Price Return	3.14

Fund Inception: September 25, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

67

Management’s Discussion of Fund Performance Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

As an index fund, the Invesco BulletShares 2024 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2024 Index (the “Municipal Bond 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2024 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2024 or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 25, 2019) through August 31, 2020, on a market price basis, the Fund returned 3.71%. On a net asset value (“NAV”) basis, the Fund returned 3.30%. During the same time period, the Index returned 3.87%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond Index (the “Benchmark Index”) returned 4.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Texas and most underweight in the state of Colorado during the fiscal period ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the under allocation to the states of Massachusetts, Colorado, and North Carolina, respectively.

For the fiscal period ended August 31, 2020, the state of California contributed most significantly to the Fund’s return, followed by the states of Texas and New York, respectively. The state of Massachusetts detracted from the Fund’s return during the period, followed by the states of North Carolina and Kentucky, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included University of Houston (Texas), 5.00% coupon, due 02/15/2024, a public university bond (portfolio average weight of 2.08%) and Los Angeles (City of), CA Unified School District, 5.00% coupon, due 07/01/2024, a local general obligation bond (portfolio average weight of 1.55%). The positions that detracted most significantly from the Fund’s return during this period were Metropolitan Transportation Authority, Series 2014 C, 5.00% coupon, due 11/15/2024, a mass transit bond (portfolio average weight of

0.71%) and Metropolitan Transportation Authority, Series 2014 D-1, 5.25% coupon, due 11/15/2044, a mass transit bond (portfolio average weight of 0.70%).

68

Invesco BulletShares 2024 Municipal Bond ETF (BSMO) (continued)

Revenue Type Breakdown
(% of the Fund’s Net Assets) as of August 31, 2020

Ad Valorem Property Tax	23.02

Port, Airport & Marina Revenue	9.63

Miscellaneous Revenue	8.82

Lease Revenue	7.27

Highway Tolls Revenue	6.63

General Fund	6.26

Sales Tax Revenue	6.03

Electric Power Revenue	5.89

College & University Revenue	5.44

Income Tax Revenue	5.22

Water Revenue	3.64

Health, Hospital, Nursing Home Revenue	3.44

Revenue Types Each Less Than 3%	7.15

Other Assets Less Liabilities	1.56

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020
Security

Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 A, Ref. RB, 5.00%, 11/01/2024	4.64

New York (State of) Thruway Authority, Series 2014 J, RB, 5.00%, 01/01/2036	2.63

New York State Urban Development Corp., Series 2016 A, Ref. RB, 5.00%, 03/15/2024	2.51

University of Houston, Series 2017 A, Ref. RB, 5.00%, 02/15/2024	2.49

Michigan (State of) Building Authority, Series 2015 I, Ref. RB, 5.00%, 04/15/2024	2.06

Snohomish County School District No. 201 Snohomish, Series 2016, Ref. GO Bonds, 5.00%, 12/01/2024	1.88

New York (City of), NY, Series 2019 BB-2, RB, 5.00%, 06/15/2026	1.87

California State University, Series 2014 A, Ref. RB, 5.00%, 11/01/2029	1.86

Ohio (State of), Series 2017 A, GO Bonds, 5.00%, 03/15/2033	1.86

Pennsylvania (Commonwealth of), Series 2015, Ref. GO Bonds, 5.00%, 08/15/2024	1.85

Total	23.65

Growth of a $10,000 Investment Since Inception

69

Invesco BulletShares 2024 Municipal Bond ETF (BSMO) (continued)

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Invesco BulletShares® Municipal Bond 2024 Index	3.87%

Bloomberg Barclays Municipal Bond Index	4.07

Fund

NAV Return	3.30

Market Price Return	3.71

Fund Inception: September 25, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

70

Management’s Discussion of Fund Performance Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

As an index fund, the Invesco BulletShares 2025 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2025 Index (the “Municipal Bond 2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2025 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2025 or, in some cases, “effective maturities” in the year 2025. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 25, 2019) through August 31, 2020, on a market price basis, the Fund returned 4.44%. On a net asset value (“NAV”) basis, the Fund returned 4.19%. During the same time period, the Index returned 4.20%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were offset by the positive impact of the sampling approach employed by the portfolio management team.

During this same time period, the Bloomberg Barclays Municipal Bond Index (the “Benchmark Index”) returned 4.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Connecticut and most underweight in the state of Texas during the fiscal period ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the over allocation to the states of New York, North Carolina, and Washington respectively.

For the fiscal period ended August 31, 2020, the state of New York contributed most significantly to the Fund’s return, followed by the states of California and Washington, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included Illinois (State of) Finance Authority, 5.00% coupon, due 02/15/2025, a hospital bond (portfolio average weight of 5.48%) and North Carolina (State of) Capital Facilities Finance Agency, 5.00% coupon, due 10/01/2055, a private university bond (portfolio average weight of 2.44%). The positions that detracted most significantly from the Fund’s return during this period were California (State of) Statewide Communities Development Authority, 5.00% coupon, due 02/01/2045, a hospital bond (portfolio average weight of 1.83%) and New York Convention Center Development Corp, 5.00% coupon, due 11/15/2033, a cities, counties, & authorities revenue bond (portfolio average weight of 1.05%).

71

Invesco BulletShares 2025 Municipal Bond ETF (BSMP) (continued)

Revenue Type Breakdown
(% of the Fund’s Net Assets) as of August 31, 2020

Ad Valorem Property Tax	19.93

Health, Hospital, Nursing Home Revenue	13.44

Miscellaneous Revenue	10.13

Income Tax Revenue	10.06

Water Revenue	7.48

Lease Revenue	6.74

Sales Tax Revenue	5.17

College & University Revenue	5.03

General Fund	3.59

Appropriations	3.40

Highway Tolls Revenue	3.20

Electric Power Revenue	3.03

Revenue Types Each Less Than 3%	7.67

Other Assets Less Liabilities	1.13

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020
Security

Illinois (State of) Finance Authority (Ascension), Series 2016 C, Ref. RB, 5.00%, 02/15/2025	5.47

New York (City of), NY Transitional Finance Authority, Series 2015 A-1, RB, 5.00%, 08/01/2031	3.50

Washington (State of), Series 2017 R, Ref. GO Bonds, 5.00%, 08/01/2025	2.99

Connecticut (State of), Series 2015 A, GO Bonds, 5.00%, 03/15/2028	2.41

North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2015 B, Ref. RB, 5.00%, 10/01/2025	2.40

Delaware (State of), Series 2017 A, Ref. GO Bonds, 5.00%, 01/01/2025	2.35

Charleston (City of), SC, Series 2015, RB, 5.00%, 01/01/2025	2.34

Connecticut (State of), Series 2015 A, GO Bonds, 5.00%, 03/15/2027	2.31

New York (City of), NY Transitional Finance Authority, Series 2015 B-1, RB, 5.00%, 11/01/2032	2.11

California (State of) Statewide Communities Development Authority (Beverly Community Hospital Association), Series 2015, RB, 5.00%, 02/01/2045	1.83

Total	27.71

Growth of a $10,000 Investment Since Inception

72

Invesco BulletShares 2025 Municipal Bond ETF (BSMP) (continued)

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Invesco BulletShares® Municipal Bond 2025 Index	4.20%

Bloomberg Barclays Municipal Bond Index	4.07

Fund

NAV Return	4.19

Market Price Return	4.44

Fund Inception: September 25, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

73

Management’s Discussion of Fund Performance Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

As an index fund, the Invesco BulletShares 2026 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2026 Index (the “Municipal Bond 2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2026 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2026 or, in some cases, “effective maturities” in the year 2026. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 25, 2019) through August 31, 2020, on a market price basis, the Fund returned 4.20%. On a net asset value (“NAV”) basis, the Fund returned 3.58%. During the same time period, the Index returned 4.30%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond Index (the “Benchmark Index”) returned 4.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of California and most underweight in the state of Oregon during the fiscal period ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the under allocation to the state of Texas.

For the fiscal period ended August 31, 2020, the state of California contributed most significantly to the Fund’s return, followed by the states of New York and Massachusetts, respectively. The state of Texas detracted most significantly from the Fund’s return during the period, followed by the states of South Carolina and Minnesota, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included California (State of), Series 2016, 5.00% coupon, due 09/01/2032, a state general obligation bond (portfolio average weight of 4.11%) and Massachusetts State, 3.00% coupon, due 09/01/2046, a state general obligation bond (portfolio average weight of 3.30%). The positions that detracted most significantly from the Fund’s return during this period were New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay Inc.) (Texas), 5.00% coupon, due 07/01/2051, a retirement community bond (portfolio average weight of 1.49%) and New Hope Cultural Education Facilities Finance Cardinal Bay Incorporate Village On The Park (Texas), 5.00% coupon, due 07/01/2046, a retirement community bond (portfolio average weight of 0.77%).

74

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ) (continued)

Revenue Type Breakdown
(% of the Fund’s Net Assets) as of August 31, 2020

Ad Valorem Property Tax	16.21

Miscellaneous Revenue	14.85

College & University Revenue	11.20

Lease Revenue	9.78

Water Revenue	9.00

Health, Hospital, Nursing Home Revenue	8.82

Transit Revenue	8.20

General Fund	6.01

Sales Tax Revenue	4.41

Revenue Types Each Less Than 3%	9.90

Other Assets Less Liabilities	1.62

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020
Security

California (State of), Series 2016, Ref. GO Bonds, 5.00%, 09/01/2032	4.11

New York (City of), NY, Series 2016, Ref. RB, 5.00%, 06/15/2037	4.00

University of Houston, Series 2017 A, Ref. RB, 5.00%, 02/15/2036	3.69

Illinois (State of), Series 2017 D, GO Bonds, 5.00%, 11/01/2026	3.52

Metropolitan Transportation Authority, Series 2006 B, RB, 5.25%, 11/15/2026	3.39

Massachusetts (Commonwealth of), Series 2016 G, GO Bonds, 3.00%, 09/01/2046	3.30

Pennsylvania (Commonwealth of), First Series 2016, GO Bonds, 5.00%, 02/01/2029	2.88

New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health Obligated Group), Series 2016 A, Ref. RB, 5.00%, 07/01/2043	2.54

Denver (City & County of), CO (Convention Center Expansion), Series 2018 A, COP, 5.38%, 06/01/2043	1.98

Wisconsin (State of), Series 2018 A, RB, 5.00%, 06/01/2026	1.98

Total	31.39

Growth of a $10,000 Investment Since Inception

75

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ) (continued)

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Invesco BulletShares® Municipal Bond 2026 Index	4.30%

Bloomberg Barclays Municipal Bond Index	4.07

Fund

NAV Return	3.58

Market Price Return	4.20

Fund Inception: September 25, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

76

Management’s Discussion of Fund Performance Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

As an index fund, the Invesco BulletShares 2027 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2027 Index (the “Municipal Bond 2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2027 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2027 or, in some cases, “effective maturities” in the year 2027. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 25, 2019) through August 31, 2020, on a market price basis, the Fund returned 3.46%. On a net asset value (“NAV”) basis, the Fund returned 3.02%. During the same time period, the Index returned 4.13%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with portfolio rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond Index (the “Benchmark Index”) returned 4.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Georgia and most underweight in the state of Texas during the fiscal period ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to security selection within the state of Florida.

For the fiscal period ended August 31, 2020, the state of California contributed most significantly to the Fund’s return, followed by the states of New York and Texas, respectively. The state of Florida detracted most significantly from the Fund’s return during the period, followed by the states of Missouri and Colorado, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included California (State of), Series 2019, 5.00% coupon, due 04/01/2027, a state general obligation bond (portfolio average weight of 1.72%) and Texas (State of), Series 2017, 5.00% coupon, due 10/01/2033, a state general obligation bond (portfolio average weight of

1.49%). The positions that detracted most significantly from the Fund’s return during this period were Miami (City of),FL Health Facilities Authority, 5.13% coupon, due 07/01/2046, a health care bond (portfolio average weight of 0.52%) and Los Angeles (City of), CA Department of Water, Series 2017 A, 5.00% coupon, due 07/01/2044, a water & sewer bond (portfolio average weight of 2.42%).

77

Invesco BulletShares 2027 Municipal Bond ETF (BSMR) (continued)

Revenue Type Breakdown
(% of the Fund’s Net Assets) as of August 31, 2020

Miscellaneous Revenue	20.53

Ad Valorem Property Tax	13.55

Health, Hospital, Nursing Home Revenue	11.75

General Fund	7.37

Transit Revenue	6.76

Sales Tax Revenue	6.67

Income Tax Revenue	6.34

Electric Power Revenue	4.80

Water Revenue	4.79

Lease Revenue	4.01

College & University Revenue	3.69

Revenue Types Each Less Than 3%	8.28

Other Assets Less Liabilities	1.46

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020
Security

Washington (State of) Metropolitan Area Transit Authority, Series 2017 B, RB, 5.00%, 07/01/2035	4.88

Georgia (State of), Series 2016 F, Ref. GO Bonds, 5.00%, 01/01/2027	4.56

Massachusetts (State of) Development Finance Agency (Caregroup), Series 2016 I, Ref. RB, 5.00%, 07/01/2027	3.73

Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB, 5.00%, 02/15/2042	3.52

California (State of), Series 2020, GO Bonds, 3.00%, 03/01/2027	2.82

Los Angeles (City of), CA Department of Water, Series 2017 A, Ref. RB, 5.00%, 07/01/2044	2.41

Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB, 5.00%, 07/01/2047	2.40

California (State of), Series 2019, Ref. GO Bonds, 5.00%, 04/01/2027	1.69

San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB, 1.80%, 11/15/2027	1.69

Salt River Project Agricultural Improvement & Power District, Series 2016 A, Ref. Electric System RB, 5.00%, 01/01/2027	1.68

Total	29.38

Growth of a $10,000 Investment Since Inception

78

Invesco BulletShares 2027 Municipal Bond ETF (BSMR) (continued)

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Invesco BulletShares® Municipal Bond 2027 Index	4.13%

Bloomberg Barclays Municipal Bond Index	4.07

Fund

NAV Return	3.02

Market Price Return	3.46

Fund Inception: September 25, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

79

Management’s Discussion of Fund Performance Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

As an index fund, the Invesco BulletShares 2028 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2028 Index (the “Municipal Bond 2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2028 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2028 or, in some cases, “effective maturities” in the year 2028. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 25, 2019) through August 31, 2020, on a market price basis, the Fund returned 4.68%. On a net asset value (“NAV”) basis, the Fund returned 4.48%. During the same time period, the Index returned 4.03%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond Index (the “Benchmark Index”) returned 4.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of New York and most underweight in the state of Texas during the fiscal period ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to security selection within the state of California.

For the fiscal period ended August 31, 2020, the state of California contributed most significantly to the Fund’s return, followed by the states of Massachusetts and Indiana, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included Los Angeles (City of), CA Department of Water, 5.00% coupon, due 07/01/2043, a water & sewer bond (portfolio average weight of 4.95%) and Massachusetts (State of) School Building Authority, 4.00% coupon, due 02/15/2043, a tax-backed revenue bond (portfolio average weight of 4.47%). The only position that detracted from the Fund’s return during this period was Metropolitan Transportation Authority, 5.00% coupon, due 11/15/2035, a mass transit bond (portfolio average weight of 1.53%).

80

Invesco BulletShares 2028 Municipal Bond ETF (BSMS) (continued)

Revenue Type Breakdown
(% of the Fund’s Net Assets) as of August 31, 2020

Water Revenue	17.15

Ad Valorem Property Tax	13.13

Sales Tax Revenue	13.01

College & University Revenue	11.05

Electric Power Revenue	8.95

Health, Hospital, Nursing Home Revenue	6.89

Port, Airport & Marina Revenue	6.66

General Fund	4.66

Appropriations	4.58

Miscellaneous Revenue	4.47

Income Tax Revenue	4.36

Revenue Types Each Less Than 3%	4.78

Other Assets Less Liabilities	0.31

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020

Security

Los Angeles (City of), CA Department of Water, Series 2018 B, Ref. RB, 5.00%, 07/01/2043	4.92

Pennsylvania (State of) Turnpike Commission, Series 2018 A, RB, 5.00%, 12/01/2048	4.77

New Jersey (State of) Transportation Trust Fund Authority, Series 2019, RB, 5.25%, 06/15/2043	4.58

Massachusetts (State of) School Building Authority, Series 2018 A, RB, 4.00%, 02/15/2043	4.46

New York (City of), NY, Series 2019 DD-1, RB, 4.00%, 06/15/2049	4.43

Indiana (State of) Finance Authority (Green Bonds), Series 2018 A, RB, 5.00%, 02/01/2033	4.38

Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB, 5.00%, 01/01/2037	4.30

West Virginia (State of) Hospital Finance Authority (University Health System), Series 2018 A, RB, 4.00%, 06/01/2051	4.29

Maryland (State of), Series 2018, GO Bonds, 5.00%, 08/01/2031	3.19

Hurst-Euless-Bedford Independent School District, Series 2017 A, Ref. GO Bonds, 5.00%, 08/15/2028	3.01

Total	42.33

Growth of a $10,000 Investment Since Inception

81

Invesco BulletShares 2028 Municipal Bond ETF (BSMS) (continued)

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Invesco BulletShares® Municipal Bond 2028 Index	4.03%

Bloomberg Barclays Municipal Bond Index	4.07

Fund

NAV Return	4.48

Market Price Return	4.68

Fund Inception: September 25, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

82

Management’s Discussion of Fund Performance Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

As an index fund, the Invesco BulletShares 2029 Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco BulletShares® Municipal Bond 2029 Index (the “Municipal Bond 2029 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Municipal Bond 2029 Index is designed to measure the performance of a portfolio of U.S. dollar-denominated investment-grade municipal bonds with maturities in the year 2029 or, in some cases, “effective maturities” in the year 2029. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date. The effective maturity of eligible pre-refunded municipal bonds with a known pre-refunding date shall be the year of the pre-refunded date.

The Fund will terminate on or about December 15, 2029. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to any combination of variable rate demand obligations, certain derivatives (i.e., exchange-traded futures on fixed income securities, fixed income security indices, interest rates and currencies; exchange-traded and over-the-counter (“OTC”) options on fixed income securities, interest rates, currencies, interest rate futures contracts, and fixed income security indices; exchange-traded and OTC interest rate and inflation swaps; and OTC total return swaps and forwards on fixed income securities, fixed income security indices, and fixed income security futures), exchange-traded funds (“ETFs”), including affiliated ETFs, affiliated money market funds, cash or cash equivalents and investment-grade short-term commercial paper, as well as municipal bonds not included in the Index, but which the investment adviser believes will help the Fund track the Index.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (September 25, 2019) through August 31, 2020, on a market price basis, the Fund returned 4.68%. On a net asset value (“NAV”) basis, the Fund returned 4.60%. During the same time period, the Index returned 4.52%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond Index (the “Benchmark Index”) returned 4.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of U.S. dollar-denominated bonds issued by U.S. states and territories.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the state of Florida and most underweight in the state of Washington during the fiscal period ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the over allocation to the state of California.

For the fiscal period ended August 31, 2020, the state of California contributed most significantly to the Fund’s return, followed by the states of New York and Texas, respectively. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2020, included East Bay Municipal Utility District Water System Revenue (California), 5.00% coupon, due 06/01/2049, a water & sewer bond (portfolio average weight of 5.11%) and Palm Beach County School District, 5.00% coupon, due 08/01/2029, a tax-backed revenue bond (portfolio average weight of 3.86%). The only position that detracted from the Fund’s return during this period was Florida (State of) Higher Educational Facilities Financing Authority (Saint Leo University), 5.00% coupon, due 03/01/2039, a private university bond (portfolio average weight of 2.09%).

83

Invesco BulletShares 2029 Municipal Bond ETF (BSMT) (continued)

Revenue Type Breakdown
(% of the Fund’s Net Assets) as of August 31, 2020

Ad Valorem Property Tax	17.51

Water Revenue	9.83

Health, Hospital, Nursing Home Revenue	9.58

Highway Tolls Revenue	9.58

College & University Revenue	9.43

Electric Power Revenue	9.39

Appropriations	8.43

Income Tax Revenue	7.30

Miscellaneous Revenue	5.15

Lease Revenue	3.84

Revenue Types Each Less Than 3%	6.82

Other Assets Less Liabilities	3.14

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020

Security

East Bay Municipal Utility District Water System Revenue (Green Bonds), Series 2019 A, RB, 5.00%, 06/01/2049	5.06

Palm Beach County School District, Series 2018 C, Ref. COP, 5.00%, 08/01/2029	3.84

New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB, 5.00%, 12/15/2029	3.52

Maricopa (County of), AZ Special Health Care District, Series 2018 C, GO Bonds, 5.00%, 07/01/2029	3.11

North Texas Tollway Authority, Series 2019 A, Ref. RB, 5.00%, 01/01/2038	3.06

Mount San Antonio Community College District, Series 2019 A, GO Bonds, 4.00%, 08/01/2049	2.86

Rhode Island Health & Educational Building Corp. (Brown University), Series 2019 A, Ref. RB, 5.00%, 09/01/2029	2.64

District of Columbia, Series 2019 A, GO Bonds, 5.00%, 10/15/2031	2.60

Travis (County of), TX, Series 2019 A, GO Bonds, 5.00%, 03/01/2032	2.57

Battery Park (City of), NY Authority, Series 2019 B, Ref. RB, 5.00%, 11/01/2038	2.56

Total	31.82

Growth of a $10,000 Investment Since Inception

84

Invesco BulletShares 2029 Municipal Bond ETF (BSMT) (continued)

Fund Performance History as of August 31, 2020

Index	Fund Inception Cumulative

Invesco BulletShares® Municipal Bond 2029 Index	4.52%

Bloomberg Barclays Municipal Bond Index	4.07

Fund

NAV Return	4.60

Market Price Return	4.68

Fund Inception: September 25, 2019

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.18% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

85

Management’s Discussion of Fund Performance Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)

As an index fund, the Invesco BulletShares 2021 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2021 Index (the “Emerging Markets 2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2021 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 3.34%. On a net asset value (“NAV”) basis, the Fund returned 3.33%. During the same time period, the Index returned 1.68%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 820 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in Supranational credits and most underweight in the country of Saudi Arabia during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund only holds bonds with an effective maturity of 2021; whereas, the Benchmark holds bonds with effective maturities that span several years.

For the fiscal year ended August 31, 2020, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of United Arab Emirates and Indonesia, respectively. India was the only country that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Turkiye Vakiflar Bankasi T.A.O. (Turkey) 144A, 5.50% coupon, due 10/27/2021, a financials company (portfolio average weight of 1.99%) and Turkiye Vakiflar Bankasi T.A.O. (Turkey) RegS, 5.50% coupon, due 10/27/2021, a financials company (portfolio average weight of 1.99%). The only position that detracted from the Fund’s return during the period was Novelis Corp. (India), 5.88% coupon, due 09/30/2026, a metals & mining company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	34.15

Sovereign Debt	34.14

Utilities	13.14

Energy	13.14

Consumer Discretionary	3.99

Money Market Funds Plus Other Assets Less Liabilities	1.44

86

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020
Security

PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 5.50%, 11/22/2021	4.14

Hungary Government International Bond, 6.38%, 03/29/2021	4.07

Republic of Poland Government International Bond, 5.13%, 04/21/2021	4.07

Eskom Holdings SOC Ltd., 5.75%, 01/26/2021	3.86

Colombia Government International Bond, 4.38%, 07/12/2021	3.04

Chile Government International Bond, 3.25%, 09/14/2021	3.04

Petroleos Mexicanos, 5.50%, 01/21/2021	2.99

Foxconn (Far East) Ltd., 2.25%, 09/23/2021	2.98

Abu Dhabi National Energy Co. PJSC, 5.88%, 12/13/2021	2.10

Dolphin Energy Ltd. LLC, 5.50%, 12/15/2021	2.08

Total	32.37

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative

Nasdaq BulletShares® USD Emerging Markets Debt 2021 Index	1.68%	4.56%	8.87%

JP Morgan Emerging Market Bond Global Index	3.82	8.45	16.72

Fund

NAV Return	3.33	5.24	10.22

Market Price Return	3.34	5.26	10.26

87

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

88

Management’s Discussion of Fund Performance Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

As an index fund, the Invesco BulletShares 2022 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index (the “Emerging Markets 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2022 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 4.14%. On a net asset value (“NAV”) basis, the Fund returned 3.97%. During the same time period, the Index returned 2.70%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 820 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of Russia and most underweight in the country of Saudi Arabia during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund only holds bonds with an effective maturity of 2022; whereas, the Benchmark holds bonds with effective maturities that span several years.

For the fiscal year ended August 31, 2020, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of Russia and Mexico, respectively. The country of Peru detracted most significantly from the Fund’s return, with the country of Ireland being the only other detractor.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Neerg Energy Ltd. (Mauritius), 6.00% coupon, due 02/13/2022, an electric utilities company (portfolio average weight of 1.95%) and VTB Bank OSJC Via VTB Capital S.A. (Russia), 6.95% coupon, due 10/17/2022, a financials company (portfolio average weight of 2.12%). Positions that detracted most significantly to the Fund’s return during the period, included Volcan Cia Minera SAA (Peru), 5.38% coupon, due 02/02/2022, a metals and mining company (no longer held at fiscal year-end) and Pilgrim’s Pride Corp. (Brazil), 5.88% coupon, due 09/30/2027, a food products company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	39.96

Sovereign Debt	23.90

Energy	17.35

Utilities	5.93

Communication Services	4.02

Consumer Staples	3.11

Sector Types Each Less Than 3%	3.88

Money Market Funds Plus Other Assets Less Liabilities	1.85

89

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Republic of Poland Government International Bond, 5.00%, 03/23/2022	3.12

Reliance Industries Ltd., 5.40%, 02/14/2022	2.55

Mexico Government International Bond, 8.00%, 09/24/2022	2.20

Petronas Capital Ltd., 7.88%, 05/22/2022	2.16

JBS Investments II GmbH, 7.00%, 01/15/2026	2.10

MDGH - GMTN B.V., 5.50%, 03/01/2022	2.07

VTB Bank OJSC Via VTB Capital S.A., 6.95%, 10/17/2022	2.07

Sberbank of Russia Via SB Capital S.A., 6.13%, 02/07/2022	2.06

PT Pertamina (Persero), 4.88%, 05/03/2022	2.05

Sberbank of Russia Via SB Capital S.A., 5.13%, 10/29/2022	2.05

Total	22.43

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative

Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index	2.70%	5.91%	11.56%

JP Morgan Emerging Market Bond Global Index	3.82	8.45	16.72

Fund

NAV Return	3.97	6.51	12.77

Market Price Return	4.14	6.59	12.93

90

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

91

Management’s Discussion of Fund Performance Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

As an index fund, the Invesco BulletShares 2023 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index (the “Emerging Markets 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2023 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 4.25%. On a net asset value (“NAV”) basis, the Fund returned 4.05%. During the same time period, the Index returned 1.77%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the sampling methodology employed by the portfolio management team, which was partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 820 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of Turkey and most underweight in the country of Saudi Arabia during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund only holds bonds with an effective maturity of 2023; whereas, the Benchmark holds bonds with effective maturities that span several years.

For the fiscal year ended August 31, 2020, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of Indonesia and Russia, respectively. The country of South Africa was the only detractor from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Mexico Government International Bond, 4.00% coupon, due 10/02/2023, a sovereign credit (portfolio average weight of 4.17%) and Russian Foreign Bond-Eurobond 144A, 4.88% coupon, due 09/16/2023, a sovereign credit (portfolio average weight of 4.33%). Positions that detracted most significantly from the Fund’s return during the period were Eskom Holdings (South Africa), 6.75% coupon, due 08/06/2023, an independent power and renewable electricity producers company (no longer held at fiscal year-end) and Petroleos Mexicanos, 4.63% coupon, due 09/21/2023, an energy equipment & services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Sovereign Debt	29.23

Financials	28.18

Energy	17.92

Materials	6.08

Industrials	5.41

Utilities	4.10

Consumer Discretionary	3.86

Sector Types Each Less Than 3%	3.11

Money Market Funds Plus Other Assets Less Liabilities	2.11

92

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Russian Foreign Bond - Eurobond, 4.88%, 09/16/2023	4.24

Mexico Government International Bond, 4.00%, 10/02/2023	3.66

PT Pertamina (Persero), 4.30%, 05/20/2023	3.10

Asian Development Bank, 2.75%, 03/17/2023	3.06

Colombia Government International Bond, 2.63%, 03/15/2023	2.96

Hungary Government International Bond, 5.75%, 11/22/2023	2.21

Indonesia Government International Bond, 5.38%, 10/17/2023	2.17

Fresnillo PLC, 5.50%, 11/13/2023	2.13

Hungary Government International Bond, 5.38%, 02/21/2023	2.12

Russian Foreign Bond - Eurobond, 4.88%, 09/16/2023	2.12

Total	27.77

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

Index	1 Year	Fund Inception
		Average Annualized	Cumulative

Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index	1.77%	6.11%	11.96%

JP Morgan Emerging Market Bond Global Index	3.82	8.45	16.72

Fund

NAV Return	4.05	7.18	14.13

Market Price Return	4.25	7.23	14.23

93

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

94

Management’s Discussion of Fund Performance Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

As an index fund, the Invesco BulletShares 2024 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index (the “Emerging Markets 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2024 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; and (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price. In other cases, the effective maturity is the actual year of maturity unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount of cash at maturity. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 2.57%. On a net asset value (“NAV”) basis, the Fund returned 2.65%. During the same time period, the Index returned 4.02%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the negative impact of the Fund’s sampling methodology, as well as fees and operating expenses that the Fund incurred.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 3.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 820 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of India and most underweight in the country of Saudi Arabia during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the fact that the Fund only holds bonds with an effective maturity of 2024; whereas, the Benchmark holds bonds with effective maturities that span several years.

For the fiscal year ended August 31, 2020, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of United Arab Emirates and China, respectively. The country of Mexico detracted most significantly from the Fund’s return during the period, followed by the country of India.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Asian Development Bank (Supranational), 2.63% coupon, due 01/30/2024, a banking company (portfolio average weight of 3.12%) and Empresa Nacional del Patroleo (Chile), 4.38% coupon, due 10/30/2024, a foreign agency company (portfolio average weight of 2.83%). Positions that detracted most significantly from the Fund’s return during the period included Vedanta Resources Ltd. (India), 6.13% coupon, due 08/09/2024, a metals & mining company (no longer held at fiscal-year end) and Geopark Ltd. (Colombia), 6.50% coupon, due 09/21/2024, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Sovereign Debt	31.06

Financials	19.00

Utilities	14.00

Materials	11.91

Energy	8.43

Communication Services	6.71

Sector Types Each Less Than 3%	7.39

Money Market Funds Plus Other Assets Less Liabilities	1.50

95

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Asian Development Bank, 2.63%, 01/30/2024	3.12

Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/2024	2.87

Republic of Poland Government International Bond, 4.00%, 01/22/2024	2.87

OCP S.A., 5.63%, 04/25/2024	2.80

Empresa Nacional del Petroleo, 4.38%, 10/30/2024	2.79

Comision Federal de Electricidad, 4.88%, 01/15/2024	2.76

Abu Dhabi Government International Bond, 2.13%, 09/30/2024	2.68

Turkiye Is Bankasi A.S., 6.13%, 04/25/2024	2.45

Brazilian Government International Bond, 8.88%, 04/15/2024	2.39

Hungary Government International Bond, 5.38%, 03/25/2024	2.22

Total	26.95

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

	1 Year	Fund Inception
Index		Average Annualized	Cumulative

Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index	4.02%	8.19%	16.19%

JP Morgan Emerging Market Bond Global Index	3.82	8.45	16.72

Fund

NAV Return	2.65	7.22	14.21

Market Price Return	2.57	7.28	14.33

96

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE) (continued)

Fund Inception: October 4, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

97

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

98

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-59.95%
Aerospace & Defense-1.71%
Lockheed Martin Corp., 2.50%, 11/23/2020	$5,261,000	$5,277,935
Northrop Grumman Corp., 2.08%, 10/15/2020	10,667,000	10,690,234
Raytheon Co., 3.13%, 10/15/2020	8,951,000	8,981,791

		24,949,960

Airlines-0.24%
Southwest Airlines Co., 2.65%, 11/05/2020	3,519,000	3,525,368

Automobiles-1.91%
American Honda Finance Corp., 2.45%, 09/24/2020	7,494,000	7,504,640
Ford Motor Credit Co. LLC, 2.34%, 11/02/2020	5,600,000	5,596,500
General Motors Financial Co., Inc.
2.45%, 11/06/2020	5,539,000	5,555,373
3.70%, 11/24/2020	9,165,000	9,203,456

		27,859,969

Banks-23.78%
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 3.00%, 10/20/2020	7,300,000	7,325,640
Bank of America Corp., 2.63%, 10/19/2020	22,001,000	22,069,901
Bank of Nova Scotia (The) (Canada), 2.35%, 10/21/2020	10,690,000	10,721,397
Barclays Bank PLC (United Kingdom), 5.14%, 10/14/2020	9,996,000	10,041,939
Canadian Imperial Bank of Commerce (Canada), 2.10%, 10/05/2020	11,873,000	11,893,175
Citibank N.A., 2.13%, 10/20/2020	19,516,000	19,541,524
Citigroup, Inc., 2.65%, 10/26/2020	27,185,000	27,281,104
Citizens Bank N.A., 2.25%, 10/30/2020	5,551,000	5,559,594
Fifth Third Bank, 2.20%, 10/30/2020	7,600,000	7,611,568
First Horizon National Corp., 3.50%, 12/15/2020	3,977,000	3,999,372
HSBC USA, Inc., 5.00%, 09/27/2020	7,578,000	7,603,133
JPMorgan Chase & Co.
4.25%, 10/15/2020	26,697,000	26,825,471
2.55%, 10/29/2020	24,184,000	24,226,402
KeyCorp, 2.90%, 09/15/2020	8,461,000	8,468,815
National Bank of Canada (Canada), 2.20%, 11/02/2020	10,550,000	10,566,413
PNC Bank N.A., 2.45%, 11/05/2020	14,230,000	14,258,623
Royal Bank of Canada (Canada)
2.15%, 10/26/2020	19,765,000	19,823,772
2.35%, 10/30/2020	14,412,000	14,463,873
Santander UK PLC (United Kingdom), 2.13%, 11/03/2020	13,000,000	13,040,420
Sumitomo Mitsui Banking Corp. (Japan), 2.45%, 10/20/2020	5,500,000	5,514,146
Svenska Handelsbanken AB (Sweden)
1.95%, 09/08/2020	9,275,000	9,277,550
2.40%, 10/01/2020	9,987,000	10,004,700

	Principal Amount	Value
Banks-(continued)
Toronto-Dominion Bank (The) (Canada)
1.85%, 09/11/2020	$9,953,000	$9,956,669
2.50%, 12/14/2020	18,719,000	18,839,632
U.S. Bank N.A., 2.05%, 10/23/2020	8,873,000	8,883,656
Wells Fargo & Co., 2.55%, 12/07/2020	19,834,000	19,956,299

		347,754,788

Beverages-3.19%
Coca-Cola Co. (The)
1.88%, 10/27/2020	11,899,000	11,930,270
2.45%, 11/01/2020	10,319,000	10,357,835
3.15%, 11/15/2020	8,056,000	8,104,778
PepsiCo, Inc.
2.15%, 10/14/2020	9,158,000	9,164,370
3.13%, 11/01/2020	7,117,000	7,150,685

		46,707,938

Biotechnology-1.54%
AbbVie, Inc., 3.38%, 09/15/2020(b)	3,058,000	3,061,477
Gilead Sciences, Inc., 2.55%, 09/01/2020	19,505,000	19,505,000

		22,566,477

Capital Markets-1.97%
Bank of New York Mellon Corp. (The), 2.45%, 11/27/2020	6,285,000	6,307,506
Goldman Sachs Group, Inc. (The), 2.60%, 12/27/2020	17,466,000	17,590,137
Northern Trust Corp., 3.45%, 11/04/2020	4,933,000	4,960,225

		28,857,868

Consumer Finance-1.49%
American Express Co., 2.20%, 10/30/2020	15,601,000	15,623,411
Capital One Financial Corp., 2.40%, 10/30/2020	6,117,000	6,126,961

		21,750,372

Diversified Consumer Services-0.32%
Block Financial LLC, 4.13%, 10/01/2020.	4,631,000	4,641,789

Diversified Financial Services-0.30%
Berkshire Hathaway Finance Corp., 2.90%, 10/15/2020	4,367,000	4,381,324

Electric Utilities-1.10%
American Electric Power Co., Inc., 2.15%, 11/13/2020	4,239,000	4,254,546
Exelon Corp., 5.15%, 12/01/2020	4,912,000	4,930,278
NextEra Energy Capital Holdings, Inc., Series H, 3.34%, 09/01/2020	6,864,000	6,864,000

		16,048,824

Entertainment-0.40%
TWDC Enterprises 18 Corp., 2.15%, 09/17/2020	5,915,000	5,919,661

Food & Staples Retailing-1.87%
Sysco Corp., 2.60%, 10/01/2020	7,126,000	7,126,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)–(continued)

August 31, 2020

	Principal Amount	Value
Food & Staples Retailing-(continued)
Walmart, Inc.
3.25%, 10/25/2020	$7,938,000	$7,975,215
1.90%, 12/15/2020	12,140,000	12,199,798

		27,301,013

Food Products-1.15%
Bunge Ltd. Finance Corp., 3.50%, 11/24/2020	4,868,000	4,896,107
Kellogg Co., 4.00%, 12/15/2020	5,425,000	5,482,546
Mead Johnson Nutrition Co. (United Kingdom), 3.00%, 11/15/2020	6,452,000	6,487,274

		16,865,927

Health Care Equipment & Supplies-0.35%
Becton, Dickinson and Co., 3.25%, 11/12/2020	5,142,000	5,167,137

Health Care Providers & Services-2.51%
Anthem, Inc., 2.50%, 11/21/2020	8,845,000	8,888,739
Cigna Corp.
4.13%, 09/15/2020	2,094,000	2,096,904
3.20%, 09/17/2020	13,671,000	13,687,759
Express Scripts Holding Co., 2.60%, 11/30/2020	3,257,000	3,275,256
UnitedHealth Group, Inc., 1.95%, 10/15/2020	8,709,000	8,727,023

		36,675,681

Hotels, Restaurants & Leisure-1.47%
Carnival Corp., 3.95%, 10/15/2020	6,763,000	6,754,546
McDonald’s Corp., 2.75%, 12/09/2020	9,853,000	9,899,358
Starbucks Corp., 2.20%, 11/22/2020	4,773,000	4,791,654

		21,445,558

Household Products-0.26%
Procter & Gamble Co. (The), 1.90%, 10/23/2020	3,786,000	3,795,451

Industrial Conglomerates-0.41%
Roper Technologies, Inc., 3.00%, 12/15/2020	5,968,000	6,000,064

Insurance-2.47%
AEGON Funding Co. LLC (Netherlands), 5.75%, 12/15/2020	4,483,000	4,552,235
American International Group, Inc., 6.40%, 12/15/2020	6,856,000	6,972,908
Chubb INA Holdings, Inc., 2.30%, 11/03/2020	12,885,000	12,908,261
Manulife Financial Corp. (Canada), 4.90%, 09/17/2020	3,243,000	3,249,117
Prudential Financial, Inc., 4.50%, 11/15/2020	4,031,000	4,066,518
Travelers Cos., Inc. (The), 3.90%, 11/01/2020	4,370,000	4,397,019

		36,146,058

IT Services-1.88%
Visa, Inc., 2.20%, 12/14/2020	27,333,000	27,431,549

	Principal Amount	Value
Machinery-1.06%
Caterpillar Financial Services Corp., 1.85%, 09/04/2020	$9,559,000	$9,559,882
CNH Industrial Capital LLC, 4.38%, 11/06/2020	5,872,000	5,890,971

		15,450,853

Multi-Utilities-0.39%
Dominion Energy Gas Holdings LLC, 2.80%, 11/15/2020	5,760,000	5,776,670

Oil, Gas & Consumable Fuels-2.98%
Chevron Corp., 2.42%, 11/17/2020	12,144,000	12,178,090
Enterprise Products Operating LLC, 5.20%, 09/01/2020	5,072,000	5,072,000
Kinder Morgan Energy Partners L.P., 5.30%, 09/15/2020	4,050,000	4,056,932
Marathon Petroleum Corp., 3.40%, 12/15/2020	6,153,000	6,189,740
Shell International Finance B.V. (Netherlands), 2.25%, 11/10/2020	9,251,000	9,285,039
TransCanada PipeLines Ltd. (Canada), 3.80%, 10/01/2020	6,721,000	6,739,432

		43,521,233

Pharmaceuticals-2.05%
AstraZeneca PLC (United Kingdom), 2.38%, 11/16/2020	15,600,000	15,668,502
Bristol-Myers Squibb Co., 3.95%, 10/15/2020	1,758,000	1,765,153
Johnson & Johnson
2.95%, 09/01/2020	3,563,000	3,563,000
1.95%, 11/10/2020	4,885,000	4,900,515
Mylan N.V., 3.75%, 12/15/2020	121,000	121,899
Zoetis, Inc., 3.45%, 11/13/2020	3,992,000	4,005,871

		30,024,940

Software-1.84%
Microsoft Corp.
3.00%, 10/01/2020	9,686,000	9,708,621
2.00%, 11/03/2020	17,153,000	17,181,118

		26,889,739

Technology Hardware, Storage & Peripherals-0.65%
Apple, Inc., 2.00%, 11/13/2020	9,471,000	9,505,762

Trading Companies & Distributors-0.66%
International Lease Finance Corp., 8.25%, 12/15/2020	9,417,000	9,600,533

Total U.S. Dollar Denominated Bonds & Notes (Cost $874,872,380)		876,562,506

U.S. Treasury Securities-38.20%
U.S. Treasury Bills-38.20%(c)
0.07%–0.09%, 10/22/2020	250,866,000	250,832,238
0.09%, 11/19/2020	46,000,000	45,990,158
0.09%–0.13%, 09/17/2020	261,658,000	261,648,405

Total U.S. Treasury Securities (Cost $558,472,233)		558,470,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)–(continued)

August 31, 2020

	Shares	Value
Money Market Funds-6.86%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $100,289,758)	100,289,758	$100,289,758

TOTAL INVESTMENTS IN SECURITIES-105.01% (Cost $1,533,634,371)		1,535,323,065
OTHER ASSETS LESS LIABILITIES-(5.01)%		(73,186,617)

NET ASSETS-100.00%		$1,462,136,448

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2020 represented less than 1% of the Fund’s Net Assets.

(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$5,517,027	$1,239,222,586	$(1,144,449,855)	$-	$-	$100,289,758	$537,843

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	3,314,718	38,092,091	(41,406,809)	-	-	-	29,069	*

Invesco Liquid Assets Portfolio, Institutional Class	1,104,906	12,859,804	(13,964,778)	-	68	-	10,794	*

Total	$9,936,651	$1,290,174,481	$(1,199,821,442)	$-	$68	$100,289,758	$577,706

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.72%
Aerospace & Defense-1.16%
General Dynamics Corp.
3.00%, 05/11/2021	$11,689,000	$11,911,241
3.88%, 07/15/2021	2,666,000	2,726,029
Lockheed Martin Corp., 3.35%, 09/15/2021	4,754,000	4,906,003
Northrop Grumman Corp., 3.50%, 03/15/2021	3,948,000	4,016,339

		23,559,612

Air Freight & Logistics-0.59%
United Parcel Service, Inc.
3.13%, 01/15/2021	8,122,000	8,206,421
2.05%, 04/01/2021	3,660,000	3,697,592

		11,904,013

Airlines-0.17%
Delta Air Lines, Inc., 3.40%, 04/19/2021	3,529,000	3,537,763

Automobiles-3.84%
American Honda Finance Corp.
2.65%, 02/12/2021	4,373,000	4,418,256
1.65%, 07/12/2021	3,412,000	3,449,535
1.70%, 09/09/2021	5,748,000	5,826,416
General Motors Financial Co., Inc.
4.20%, 03/01/2021	8,501,000	8,616,122
3.55%, 04/09/2021	5,699,000	5,795,463
3.20%, 07/06/2021	11,338,000	11,520,389
4.38%, 09/25/2021	7,073,000	7,316,772
Toyota Motor Corp. (Japan), 3.18%, 07/20/2021	4,258,000	4,369,867
Toyota Motor Credit Corp.
4.25%, 01/11/2021	3,910,000	3,966,052
1.90%, 04/08/2021	7,024,000	7,090,772
2.95%, 04/13/2021(b)	5,626,000	5,718,905
2.75%, 05/17/2021(b)	4,020,000	4,092,348
3.40%, 09/15/2021	5,656,000	5,837,482

		78,018,379

Banks-34.19%
Bank of America Corp.
5.88%, 01/05/2021	4,645,000	4,734,736
2.63%, 04/19/2021	11,473,000	11,643,100
5.00%, 05/13/2021	6,100,000	6,300,963
Bank of Montreal (Canada)
1.90%, 08/27/2021	11,456,000	11,646,264
Series D, 3.10%, 04/13/2021	8,105,000	8,249,294
Bank of Nova Scotia (The) (Canada)
2.50%, 01/08/2021	5,509,000	5,553,352
4.38%, 01/13/2021	4,230,000	4,293,685
2.45%, 03/22/2021	7,614,000	7,709,218
3.13%, 04/20/2021	7,029,000	7,158,258
2.80%, 07/21/2021	5,970,000	6,107,624
Barclays Bank PLC (United Kingdom), 2.65%, 01/11/2021	10,851,000	10,921,948
Barclays PLC (United Kingdom)
3.25%, 01/12/2021	8,200,000	8,284,091
3.20%, 08/10/2021	7,220,000	7,404,442
BBVA USA, 3.50%, 06/11/2021	5,000,000	5,102,855

	Principal Amount	Value
Banks-(continued)
BNP Paribas S.A. (France), 5.00%, 01/15/2021	$16,355,000	$16,642,756
BPCE S.A. (France)
2.65%, 02/03/2021	5,000,000	5,056,713
2.75%, 12/02/2021	6,300,000	6,493,379
Canadian Imperial Bank of Commerce (Canada), 2.70%, 02/02/2021	3,964,000	4,005,289
CIT Group, Inc., 4.13%, 03/09/2021	2,950,000	2,982,524
Citibank N.A.
2.85%, 02/12/2021	6,850,000	6,915,055
3.40%, 07/23/2021	9,500,000	9,744,401
Citigroup, Inc.
2.70%, 03/30/2021	13,791,000	13,984,232
2.35%, 08/02/2021	10,415,000	10,606,610
2.90%, 12/08/2021	14,394,000	14,827,179
Citizens Bank N.A., 2.55%, 05/13/2021	5,250,000	5,321,914
Cooperatieve Rabobank U.A. (Netherlands)
4.50%, 01/11/2021	8,422,000	8,551,060
2.50%, 01/19/2021	12,200,000	12,304,153
3.13%, 04/26/2021	5,300,000	5,401,104
Deutsche Bank AG (Germany)
3.13%, 01/13/2021	4,600,000	4,635,751
3.38%, 05/12/2021	4,454,000	4,522,920
4.25%, 10/14/2021	19,293,000	19,961,333
Fifth Third Bank
2.25%, 06/14/2021	5,850,000	5,933,595
3.35%, 07/26/2021	4,700,000	4,820,622
2.88%, 10/01/2021	4,627,000	4,740,250
HSBC Holdings PLC (United Kingdom)
3.40%, 03/08/2021	12,900,000	13,102,766
5.10%, 04/05/2021	12,617,000	12,971,829
2.95%, 05/25/2021	12,600,000	12,841,821
Huntington Bancshares, Inc., 3.15%, 03/14/2021	5,269,000	5,336,858
Huntington National Bank (The), 3.25%, 05/14/2021	4,500,000	4,582,485
JPMorgan Chase & Co.
2.55%, 03/01/2021	14,664,000	14,802,453
4.63%, 05/10/2021	10,732,000	11,054,504
2.40%, 06/07/2021	7,632,000	7,745,500
4.35%, 08/15/2021	16,945,000	17,607,057
KeyBank N.A.
3.35%, 06/15/2021	4,500,000	4,607,703
2.50%, 11/22/2021	7,450,000	7,644,212
KeyCorp, 5.10%, 03/24/2021	5,177,000	5,317,051
Lloyds Bank PLC (United Kingdom), 6.38%, 01/21/2021	5,417,000	5,542,398
Lloyds Banking Group PLC (United Kingdom), 3.10%, 07/06/2021	6,900,000	7,060,289
Manufacturers and Traders Trust Co., 2.63%, 01/25/2021	3,750,000	3,778,183
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.95%, 03/01/2021	10,376,000	10,513,318
3.54%, 07/26/2021(b)	3,818,000	3,927,918
2.19%, 09/13/2021	6,500,000	6,623,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)–(continued)

August 31, 2020

	Principal Amount	Value
Banks-(continued)
Mizuho Financial Group, Inc. (Japan), 2.27%, 09/13/2021	$6,700,000	$6,826,185
PNC Bank N.A.
2.50%, 01/22/2021	5,450,000	5,487,801
2.15%, 04/29/2021	7,100,000	7,178,840
2.55%, 12/09/2021	5,650,000	5,803,711
Royal Bank of Canada (Canada)
2.50%, 01/19/2021	6,947,000	7,007,663
3.20%, 04/30/2021	8,443,000	8,604,117
Santander UK Group Holdings PLC (United Kingdom)
3.13%, 01/08/2021	5,698,000	5,753,698
2.88%, 08/05/2021	8,000,000	8,179,396
Santander UK PLC (United Kingdom), 2.50%, 01/05/2021	4,500,000	4,534,715
Skandinaviska Enskilda Banken AB (Sweden)
2.63%, 03/15/2021	6,831,000	6,915,757
1.88%, 09/13/2021	5,400,000	5,491,770
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.93%, 03/09/2021	9,843,000	9,977,896
2.06%, 07/14/2021	9,363,000	9,501,196
2.44%, 10/19/2021	8,314,000	8,508,205
Svenska Handelsbanken AB (Sweden)
2.45%, 03/30/2021	8,091,000	8,195,210
3.35%, 05/24/2021	6,700,000	6,850,644
1.88%, 09/07/2021	5,400,000	5,487,836
Synchrony Bank, 3.65%, 05/24/2021	5,100,000	5,177,313
Toronto-Dominion Bank (The) (Canada)
2.55%, 01/25/2021	5,366,000	5,415,736
2.13%, 04/07/2021(b)	9,894,000	10,007,596
3.25%, 06/11/2021	6,018,000	6,161,793
1.80%, 07/13/2021(b)	8,447,000	8,561,930
Truist Bank, 2.85%, 04/01/2021	4,500,000	4,556,603
Truist Financial Corp.
2.15%, 02/01/2021(b)	5,214,000	5,246,484
2.90%, 03/03/2021	5,759,000	5,822,939
2.05%, 05/10/2021	7,005,000	7,080,907
3.20%, 09/03/2021	2,768,000	2,842,235
U.S. Bancorp
2.35%, 01/29/2021	6,328,000	6,371,639
4.13%, 05/24/2021	5,309,000	5,442,400
U.S. Bank N.A., 3.15%, 04/26/2021	5,800,000	5,895,928
Wells Fargo & Co.
3.00%, 01/22/2021	8,107,000	8,195,385
2.50%, 03/04/2021	14,871,000	15,037,060
4.60%, 04/01/2021	14,083,000	14,435,364
2.10%, 07/26/2021	16,836,000	17,100,792
Wells Fargo Bank N.A., 2.60%, 01/15/2021(b)	13,600,000	13,720,435

		694,997,519

Beverages-1.78%
Coca-Cola Co. (The)
1.55%, 09/01/2021	6,098,000	6,175,684
3.30%, 09/01/2021	7,480,000	7,714,653
Constellation Brands, Inc., 3.75%, 05/01/2021	2,739,000	2,798,996

	Principal Amount	Value
Beverages-(continued)
Molson Coors Beverage Co., 2.10%, 07/15/2021	$5,396,000	$5,464,894
PepsiCo, Inc.
2.00%, 04/15/2021	5,593,000	5,645,561
3.00%, 08/25/2021	4,277,000	4,394,908
1.70%, 10/06/2021	4,014,000	4,072,295

		36,266,991

Biotechnology-1.91%
AbbVie, Inc., 2.30%, 05/14/2021	10,147,000	10,272,053
Amgen, Inc., 3.88%, 11/15/2021	8,271,629	8,544,114
Gilead Sciences, Inc.
4.50%, 04/01/2021	5,374,000	5,463,018
4.40%, 12/01/2021	6,847,000	7,115,671
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/2021	7,232,000	7,378,828

		38,773,684

Capital Markets-9.08%
Bank of New York Mellon Corp. (The)
4.15%, 02/01/2021	2,722,000	2,765,576
2.50%, 04/15/2021	5,152,000	5,214,520
2.05%, 05/03/2021	6,611,000	6,680,448
3.55%, 09/23/2021	8,375,000	8,646,486
BlackRock, Inc., 4.25%, 05/24/2021	4,201,000	4,327,609
Charles Schwab Corp. (The), 3.25%, 05/21/2021	3,536,000	3,602,395
Credit Suisse AG (Switzerland)
3.00%, 10/29/2021	11,180,000	11,530,311
2.10%, 11/12/2021	11,200,000	11,437,904
Goldman Sachs Group, Inc. (The)
2.88%, 02/25/2021	5,638,000	5,696,312
2.63%, 04/25/2021	8,931,000	9,049,018
5.25%, 07/27/2021	21,551,000	22,505,615
2.35%, 11/15/2021	12,455,000	12,504,057
Jefferies Group LLC, 6.88%, 04/15/2021	4,231,000	4,389,352
Moody’s Corp., 2.75%, 12/15/2021	2,799,000	2,880,908
Morgan Stanley
5.75%, 01/25/2021	14,499,000	14,811,804
2.50%, 04/21/2021	13,932,000	14,128,861
5.50%, 07/28/2021	14,145,000	14,796,274
2.63%, 11/17/2021	18,139,000	18,626,930
Northern Trust Corp., 3.38%, 08/23/2021	2,829,000	2,917,944
State Street Corp.
4.38%, 03/07/2021	3,796,000	3,876,133
1.95%, 05/19/2021	4,230,000	4,282,218

		184,670,675

Chemicals-0.84%
Ecolab, Inc., 4.35%, 12/08/2021	5,743,000	6,033,967
LyondellBasell Industries N.V., 6.00%, 11/15/2021	5,400,000	5,677,929
Praxair, Inc.
4.05%, 03/15/2021	2,665,000	2,719,629
3.00%, 09/01/2021	2,562,000	2,632,858

		17,064,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2020

	Principal Amount	Value
Commercial Services & Supplies-0.18%
Republic Services, Inc., 5.25%, 11/15/2021	$3,387,000	$3,581,622

Communications Equipment-1.41%
Cisco Systems, Inc.
2.20%, 02/28/2021	14,096,000	14,229,523
2.90%, 03/04/2021	2,976,000	3,014,720
1.85%, 09/20/2021	11,261,000	11,437,711

		28,681,954

Consumer Finance-2.11%
Ally Financial, Inc., 4.25%, 04/15/2021	3,846,000	3,911,886
American Express Co., 3.38%, 05/17/2021	6,373,000	6,496,237
American Express Credit Corp., 2.25%, 05/05/2021	9,301,000	9,410,616
Capital One Financial Corp.
3.45%, 04/30/2021	7,030,000	7,155,280
4.75%, 07/15/2021	6,655,000	6,911,955
Discover Bank, 3.20%, 08/09/2021	5,100,000	5,221,006
Synchrony Financial, 3.75%, 08/15/2021	3,624,000	3,704,848

		42,811,828

Diversified Financial Services-0.63%
Berkshire Hathaway Finance Corp., 4.25%, 01/15/2021	4,074,000	4,135,060
Berkshire Hathaway, Inc.
2.20%, 03/15/2021	5,567,000	5,617,605
3.75%, 08/15/2021(b)	3,052,000	3,157,811

		12,910,476

Diversified Telecommunication Services-1.17%
Orange S.A. (France), 4.13%, 09/14/2021	5,682,000	5,897,896
Qwest Corp., 6.75%, 12/01/2021	5,548,000	5,881,636
Telefonica Emisiones S.A.U. (Spain), 5.46%, 02/16/2021	8,448,000	8,638,045
Verizon Communications, Inc., 3.45%, 03/15/2021	3,420,000	3,477,997

		23,895,574

Electric Utilities-2.14%
Duke Energy Carolinas LLC, 3.90%, 06/15/2021	2,833,000	2,887,128
Duke Energy Corp.
1.80%, 09/01/2021	4,197,000	4,254,483
3.55%, 09/15/2021	2,796,000	2,865,537
Duke Energy Progress LLC, 3.00%, 09/15/2021	2,962,000	3,024,555
Emera US Finance L.P. (Canada), 2.70%, 06/15/2021	4,193,000	4,259,820
NextEra Energy Capital Holdings, Inc., 2.40%, 09/01/2021	8,454,000	8,634,427
Ohio Power Co., Series M, 5.38%, 10/01/2021	2,956,000	3,118,968
Progress Energy, Inc., 4.40%, 01/15/2021	2,998,000	3,013,261
Southern California Edison Co., 3.88%, 06/01/2021	2,722,000	2,770,029
Southern Co. (The), 2.35%, 07/01/2021	8,510,000	8,636,474

		43,464,682

	Principal Amount	Value
Electrical Equipment-0.13%
Emerson Electric Co., 2.63%, 12/01/2021	$2,562,000	$2,631,949

Energy Equipment & Services-0.14%
Halliburton Co., 3.25%, 11/15/2021	2,769,000	2,838,559

Entertainment-0.91%
Activision Blizzard, Inc., 2.30%, 09/15/2021	3,658,000	3,725,830
Electronic Arts, Inc., 3.70%, 03/01/2021	3,386,000	3,432,204
TWDC Enterprises 18 Corp.
2.30%, 02/12/2021	4,185,000	4,222,761
3.75%, 06/01/2021	2,638,000	2,708,254
2.75%, 08/16/2021	4,233,000	4,333,798

		18,422,847

Equity REITs-0.87%
Boston Properties L.P., 4.13%, 05/15/2021	4,818,000	4,897,465
ERP Operating L.P., 4.63%, 12/15/2021	4,137,000	4,315,309
MPT Operating Partnership L.P./MPT Finance Corp.
6.38%, 03/01/2024	2,716,000	2,808,521
5.25%, 08/01/2026	2,799,000	2,947,081
Simon Property Group L.P., 2.50%, 07/15/2021	2,757,000	2,793,741

		17,762,117

Food & Staples Retailing-1.50%
Kroger Co. (The)
3.30%, 01/15/2021(b)	3,947,000	3,980,983
2.95%, 11/01/2021	2,777,000	2,855,317
Sysco Corp., 2.50%, 07/15/2021	3,158,000	3,209,587
Walgreens Boots Alliance, Inc., 3.30%, 11/18/2021	7,015,000	7,222,095
Walmart, Inc.
4.25%, 04/15/2021	3,103,000	3,185,619
3.13%, 06/23/2021	9,882,000	10,116,771

		30,570,372

Food Products-0.80%
General Mills, Inc.
3.20%, 04/16/2021	3,412,000	3,480,803
3.15%, 12/15/2021	5,368,000	5,521,241
JM Smucker Co. (The), 3.50%, 10/15/2021	4,242,000	4,391,560
Tyson Foods, Inc., 2.25%, 08/23/2021	2,776,000	2,823,664

		16,217,268

Gas Utilities-0.15%
National Fuel Gas Co., 4.90%, 12/01/2021	3,035,000	3,157,200

Health Care Equipment & Supplies-0.48%
Becton, Dickinson and Co., 3.13%, 11/08/2021	5,429,000	5,590,133
Stryker Corp., 2.63%, 03/15/2021	4,067,000	4,105,363

		9,695,496

Health Care Providers & Services-3.01%
Anthem, Inc., 3.70%, 08/15/2021	4,029,000	4,123,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

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August 31, 2020

	Principal Amount	Value
Health Care Providers & Services-(continued)
Centene Corp.
4.75%, 05/15/2022	$5,578,000	$5,626,808
4.75%, 01/15/2025	6,777,000	6,980,310
Cigna Corp., 3.40%, 09/17/2021	6,977,000	7,196,312
CVS Health Corp.
3.35%, 03/09/2021	12,140,000	12,329,991
2.13%, 06/01/2021	9,978,000	10,104,128
Quest Diagnostics, Inc., 4.70%, 04/01/2021	3,167,000	3,248,729
UnitedHealth Group, Inc.
2.13%, 03/15/2021	4,225,000	4,267,444
3.38%, 11/15/2021	2,815,000	2,897,929
2.88%, 12/15/2021	4,341,000	4,486,713

		61,262,109

Hotels, Restaurants & Leisure-0.21%
Starbucks Corp., 2.10%, 02/04/2021	4,180,000	4,205,920

Household Durables-0.14%
Lennar Corp., 4.75%, 04/01/2021	2,764,000	2,797,928

Household Products-0.40%
Procter & Gamble Co. (The)
1.85%, 02/02/2021	3,349,000	3,377,127
1.70%, 11/03/2021	4,769,000	4,850,521

		8,227,648

Independent Power and Renewable Electricity Producers-0.29%
AES Corp. (The)
5.50%, 04/15/2025	2,325,000	2,402,190
6.00%, 05/15/2026	3,247,000	3,416,867

		5,819,057

Industrial Conglomerates-1.29%
3M Co., 1.63%, 09/19/2021	3,534,000	3,581,057
General Electric Co., 4.65%, 10/17/2021	7,130,000	7,456,221
Honeywell International, Inc.
4.25%, 03/01/2021	4,074,000	4,155,406
1.85%, 11/01/2021	7,977,000	8,111,568
Roper Technologies, Inc., 2.80%, 12/15/2021	2,782,000	2,860,333

		26,164,585

Insurance-0.88%
American International Group, Inc., 3.30%, 03/01/2021	8,507,000	8,611,013
Marsh & McLennan Cos., Inc., 4.80%, 07/15/2021	2,750,000	2,831,178
Progressive Corp. (The), 3.75%, 08/23/2021	3,488,000	3,606,625
Willis Towers Watson PLC, 5.75%, 03/15/2021	2,802,000	2,877,366

		17,926,182

Interactive Media & Services-0.24%
Alphabet, Inc., 3.63%, 05/19/2021	4,793,000	4,909,937

Internet & Direct Marketing Retail-0.29%
Amazon.com, Inc., 3.30%, 12/05/2021	5,627,000	5,815,138

IT Services-0.62%
Global Payments, Inc., 3.80%, 04/01/2021	4,315,000	4,388,171

	Principal Amount	Value
IT Services-(continued)
Mastercard, Inc., 2.00%, 11/21/2021	$3,798,000	$3,872,570
VeriSign, Inc., 4.63%, 05/01/2023	4,253,000	4,311,053

		12,571,794

Machinery-2.22%
Caterpillar Financial Services Corp.
1.70%, 08/09/2021	5,052,000	5,123,369
3.15%, 09/07/2021	4,860,000	5,001,708
Caterpillar, Inc., 3.90%, 05/27/2021	6,711,000	6,890,638
CNH Industrial Capital LLC, 4.88%, 04/01/2021	3,451,000	3,527,113
Fortive Corp., 2.35%, 06/15/2021	4,337,000	4,394,776
John Deere Capital Corp.
2.35%, 01/08/2021	3,208,000	3,231,585
2.55%, 01/08/2021	2,486,000	2,506,220
2.80%, 03/04/2021	2,493,000	2,524,488
3.90%, 07/12/2021	2,572,000	2,652,105
3.13%, 09/10/2021	3,121,000	3,213,587
3.15%, 10/15/2021	2,563,000	2,648,931
Xylem, Inc., 4.88%, 10/01/2021	3,349,000	3,504,227

		45,218,747

Media-0.48%
Time Warner Cable LLC
4.13%, 02/15/2021	3,998,000	4,026,616
4.00%, 09/01/2021	5,677,000	5,809,731

		9,836,347

Metals & Mining-0.14%
Kinross Gold Corp. (Canada), 5.13%, 09/01/2021	2,741,000	2,832,005

Multiline Retail-0.14%
Nordstrom, Inc., 4.00%, 10/15/2021	2,785,000	2,784,882

Multi-Utilities-0.82%
CenterPoint Energy Resources Corp., 4.50%, 01/15/2021	3,282,000	3,298,510
Consolidated Edison, Inc., 2.00%, 05/15/2021	3,038,000	3,070,139
PSEG Power LLC, 3.00%, 06/15/2021	3,914,000	3,987,212
Puget Energy, Inc., 6.00%, 09/01/2021	2,663,000	2,803,052
WEC Energy Group, Inc., 3.38%, 06/15/2021	3,356,000	3,437,496

		16,596,409

Oil, Gas & Consumable Fuels-5.51%
BP Capital Markets PLC (United Kingdom), 3.56%, 11/01/2021	5,451,000	5,656,305
Canadian Natural Resources Ltd. (Canada), 3.45%, 11/15/2021	2,722,000	2,791,713
Chevron Corp., 2.10%, 05/16/2021(b)	7,887,000	7,977,209
Concho Resources, Inc., 4.38%, 01/15/2025	3,283,000	3,392,516
Enbridge Energy Partners L.P., 4.20%, 09/15/2021	3,477,000	3,580,549
Energy Transfer Operating L.P., 4.65%, 06/01/2021	4,510,000	4,592,367
Enterprise Products Operating LLC
2.80%, 02/15/2021	4,246,000	4,293,058
2.85%, 04/15/2021	3,195,000	3,236,553
EOG Resources, Inc., 4.10%, 02/01/2021	4,073,000	4,133,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)–(continued)

August 31, 2020

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Exxon Mobil Corp., 2.22%, 03/01/2021	$14,063,000	$14,178,270
Jagged Peak Energy LLC, 5.88%, 05/01/2026	1,970,000	2,015,241
Kinder Morgan Energy Partners L.P.
3.50%, 03/01/2021	4,254,000	4,297,117
5.00%, 10/01/2021	2,816,000	2,919,527
Marathon Petroleum Corp., 5.13%, 03/01/2021	5,587,000	5,716,950
Ovintiv, Inc., 3.90%, 11/15/2021	3,432,000	3,472,870
Plains All American Pipeline L.P./PAA Finance Corp., 5.00%, 02/01/2021	3,394,000	3,418,990
Shell International Finance B.V. (Netherlands)
1.88%, 05/10/2021	8,448,000	8,541,613
1.75%, 09/12/2021	5,616,000	5,702,310
Sunoco Logistics Partners Operations L.P.,
4.40%, 04/01/2021	3,276,000	3,332,706
Total Capital International S.A. (France)
2.75%, 06/19/2021(b)	5,647,000	5,760,720
2.22%, 07/12/2021	4,177,000	4,238,696
Total Capital S.A. (France)
4.13%, 01/28/2021	2,831,000	2,876,966
4.25%, 12/15/2021	2,744,000	2,885,474
Williams Cos., Inc. (The), 4.00%, 11/15/2021	2,846,000	2,938,180

		111,949,897

Personal Products-0.50%
Unilever Capital Corp. (United Kingdom)
4.25%, 02/10/2021	5,421,000	5,516,402
1.38%, 07/28/2021	4,601,000	4,648,493

		10,164,895

Pharmaceuticals-3.40%
GlaxoSmithKline Capital PLC (United Kingdom), 3.13%, 05/14/2021	7,036,000	7,181,407
Johnson & Johnson, 1.65%, 03/01/2021	5,817,000	5,852,563
Merck & Co., Inc., 3.88%, 01/15/2021	6,503,000	6,540,850
Mylan N.V., 3.15%, 06/15/2021	12,662,000	12,898,295
Pfizer, Inc.
1.95%, 06/03/2021	6,465,000	6,552,649
3.00%, 09/15/2021	5,443,000	5,597,742
2.20%, 12/15/2021	5,690,000	5,836,472
Sanofi (France), 4.00%, 03/29/2021	11,270,000	11,510,068
Takeda Pharmaceutical Co. Ltd. (Japan), 4.00%, 11/26/2021	6,800,000	7,078,508

		69,048,554

Professional Services-0.14%
Equifax, Inc., 2.30%, 06/01/2021	2,922,000	2,959,860

Road & Rail-0.45%
Norfolk Southern Corp., 3.25%, 12/01/2021	3,018,000	3,109,068
Union Pacific Corp.
4.00%, 02/01/2021	2,748,000	2,763,770
3.20%, 06/08/2021	3,128,000	3,196,384

		9,069,222

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-1.48%
Intel Corp.
1.70%, 05/19/2021	$2,676,000	$2,701,970
3.30%, 10/01/2021	11,286,000	11,661,429
Lam Research Corp., 2.80%, 06/15/2021	4,463,000	4,541,435
NVIDIA Corp., 2.20%, 09/16/2021	5,383,000	5,481,464
Texas Instruments, Inc., 2.75%, 03/12/2021	3,014,000	3,047,621
Xilinx, Inc., 3.00%, 03/15/2021(b)	2,550,000	2,585,347

		30,019,266

Software-2.91%
IBM Credit LLC
1.80%, 01/20/2021	3,500,000	3,521,874
2.65%, 02/05/2021	4,200,000	4,243,030
Microsoft Corp.
4.00%, 02/08/2021	2,697,000	2,741,884
1.55%, 08/08/2021	15,572,000	15,752,188
Oracle Corp.
2.80%, 07/08/2021	8,527,000	8,712,644
1.90%, 09/15/2021	23,813,000	24,193,056

		59,164,676

Specialty Retail-1.50%
Best Buy Co., Inc., 5.50%, 03/15/2021	3,645,000	3,697,720
Home Depot, Inc. (The)
2.00%, 04/01/2021	7,618,000	7,686,086
4.40%, 04/01/2021	5,593,000	5,669,611
Lowe’s Cos., Inc.
3.75%, 04/15/2021	3,011,000	3,050,628
3.80%, 11/15/2021	3,020,000	3,119,426
O’Reilly Automotive, Inc., 4.88%, 01/14/2021	2,840,000	2,855,108
TJX Cos., Inc. (The), 2.75%, 06/15/2021	4,297,000	4,363,476

		30,442,055

Technology Hardware, Storage & Peripherals-2.32%
Apple, Inc.
2.25%, 02/23/2021	16,889,000	17,023,783
2.85%, 05/06/2021	16,951,000	17,268,356
1.55%, 08/04/2021(b)	7,078,000	7,161,046
HP, Inc.
4.38%, 09/15/2021	2,200,000	2,286,505
4.65%, 12/09/2021	3,300,000	3,473,966

		47,213,656

Tobacco-0.85%
Altria Group, Inc., 4.75%, 05/05/2021	8,645,000	8,906,805
Philip Morris International, Inc.
1.88%, 02/25/2021	3,940,000	3,967,324
2.90%, 11/15/2021	4,304,000	4,438,666

		17,312,795

Trading Companies & Distributors-1.31%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
4.50%, 05/15/2021	5,950,000	6,052,009
5.00%, 10/01/2021	5,977,000	6,156,253
Air Lease Corp.
2.50%, 03/01/2021	3,083,000	3,100,838
3.88%, 04/01/2021	2,775,000	2,804,553
3.38%, 06/01/2021	3,356,000	3,397,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)–(continued)

August 31, 2020

	Principal Amount	Value
Trading Companies & Distributors-(continued)
Aircastle Ltd., 5.13%, 03/15/2021	$2,776,000	$2,817,904
International Lease Finance Corp., 4.63%, 04/15/2021	2,242,000	2,283,087

		26,612,544

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,960,647,302)		1,986,361,071

	Shares
Money Market Funds-1.43%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $29,211,229)	29,211,229	29,211,229

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.15% (Cost $1,989,858,531)		2,015,572,300

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.33%
Invesco Private Government Fund, 0.03%(c)(d)(e)	4,967,699	$4,967,699
Invesco Private Prime Fund, 0.14%(c)(d)(e)	1,698,556	1,698,896

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,666,595)		6,666,595

TOTAL INVESTMENTS IN SECURITIES-99.48% (Cost $1,996,525,126)		2,022,238,895
OTHER ASSETS LESS LIABILITIES-0.52%		10,473,566

NET ASSETS-100.00%		$2,032,712,461

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$ 5,602,789	$402,859,338	$(379,250,898)	$-	$ -	$29,211,229	$119,149

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	8,363,760	65,573,686	(73,937,446)	-	-	-	48,638	*

Invesco Liquid Assets Portfolio, Institutional Class	2,787,996	16,703,230	(19,488,470)	-	(2,756)	-	19,049	*

Invesco Private Government Fund	-	36,387,331	(31,419,632)	-	-	4,967,699	396	*

Invesco Private Prime Fund	-	5,248,525	(3,549,674)	-	45	1,698,896	255	*

Total	$16,754,545	$526,772,110	$(507,646,120)	$-	$(2,711)	$35,877,824	$187,487

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.53%
Aerospace & Defense-0.91%
General Dynamics Corp., 2.25%, 11/15/2022	$5,446,000	$5,653,540
Howmet Aerospace, Inc., 5.87%, 02/23/2022	4,300,000	4,562,513
Northrop Grumman Corp., 2.55%, 10/15/2022	8,024,000	8,397,732

		18,613,785

Air Freight & Logistics-0.59%
FedEx Corp., 2.63%, 08/01/2022	2,765,000	2,875,955
United Parcel Service, Inc.
2.35%, 05/16/2022	3,204,000	3,305,588
2.45%, 10/01/2022	5,622,000	5,868,285

		12,049,828

Airlines-0.27%
Delta Air Lines, Inc., 3.63%, 03/15/2022	5,510,000	5,479,788

Automobiles-3.07%
American Honda Finance Corp.
1.95%, 05/20/2022	3,140,000	3,221,037
2.20%, 06/27/2022	3,902,000	4,029,982
2.60%, 11/16/2022	2,992,000	3,139,368
General Motors Financial Co., Inc.
3.45%, 01/14/2022	6,616,000	6,788,917
3.45%, 04/10/2022	6,708,000	6,906,585
3.15%, 06/30/2022	6,687,000	6,892,267
Toyota Motor Corp. (Japan), 2.16%, 07/02/2022	2,683,000	2,772,645
Toyota Motor Credit Corp.
2.60%, 01/11/2022	6,324,000	6,521,665
3.30%, 01/12/2022	5,514,000	5,733,991
1.15%, 05/26/2022	6,612,000	6,718,487
2.80%, 07/13/2022	2,589,000	2,710,827
0.45%, 07/22/2022	2,460,000	2,463,611
2.15%, 09/08/2022	4,620,000	4,785,498

		62,684,880

Banks-24.28%
Bank of America Corp.
5.70%, 01/24/2022	6,851,000	7,355,321
2.50%, 10/21/2022	11,079,000	11,343,834
Bank of Montreal (Canada)
2.35%, 09/11/2022	5,655,000	5,897,675
2.55%, 11/06/2022	5,458,000	5,710,075
Bank of Nova Scotia (The) (Canada)
2.70%, 03/07/2022	8,710,000	9,050,139
2.45%, 09/19/2022	5,129,000	5,360,237
Barclays Bank PLC (United Kingdom), 7.63%, 11/21/2022	16,750,000	18,631,015
BBVA USA, 2.88%, 06/29/2022	4,550,000	4,683,460
Canadian Imperial Bank of Commerce (Canada), 2.55%, 06/16/2022	5,435,000	5,654,923
CIT Group, Inc., 5.00%, 08/15/2022	6,895,000	7,223,823

	Principal Amount	Value
Banks-(continued)
Citigroup, Inc.
4.50%, 01/14/2022	$13,679,000	$14,459,172
2.75%, 04/25/2022	12,491,000	12,941,155
4.05%, 07/30/2022	4,577,000	4,877,585
2.70%, 10/27/2022	9,574,000	10,019,678
Citizens Bank N.A., 2.65%, 05/26/2022	5,002,000	5,175,715
Cooperatieve Rabobank U.A. (Netherlands)
2.75%, 01/10/2022	5,450,000	5,634,602
3.88%, 02/08/2022	16,415,000	17,260,192
3.95%, 11/09/2022	7,900,000	8,442,567
Deutsche Bank AG (Germany), 3.30%, 11/16/2022	6,100,000	6,312,774
Fifth Third Bancorp
3.50%, 03/15/2022	2,820,000	2,945,311
2.60%, 06/15/2022	3,622,000	3,755,682
First Republic Bank, 2.50%, 06/06/2022	4,003,000	4,133,643
HSBC Holdings PLC (United Kingdom), 4.00%, 03/30/2022	10,974,000	11,569,422
Huntington Bancshares, Inc., 2.30%, 01/14/2022	5,458,000	5,590,111
Huntington National Bank (The), 2.50%, 08/07/2022	1,802,000	1,871,983
JPMorgan Chase & Co.
4.50%, 01/24/2022	17,725,000	18,752,196
3.25%, 09/23/2022	16,508,000	17,480,564
KeyBank N.A.
2.40%, 06/09/2022	3,879,000	4,011,382
2.30%, 09/14/2022	4,200,000	4,359,591
Lloyds Banking Group PLC (United Kingdom), 3.00%, 01/11/2022	8,500,000	8,796,844
Manufacturers and Traders Trust Co., 2.50%, 05/18/2022	4,452,000	4,607,730
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.00%, 02/22/2022	5,118,000	5,311,751
2.62%, 07/18/2022	12,300,000	12,804,874
2.67%, 07/25/2022	10,562,000	10,988,929
Mizuho Financial Group, Inc. (Japan)
2.95%, 02/28/2022	8,608,000	8,928,112
2.60%, 09/11/2022	5,550,000	5,782,403
MUFG Union Bank N.A., 2.10%, 12/09/2022	4,550,000	4,711,439
Natwest Group PLC (United Kingdom), 6.13%, 12/15/2022	12,083,000	13,266,584
People’s United Financial, Inc., 3.65%, 12/06/2022	2,514,000	2,671,454
PNC Bank N.A.
2.63%, 02/17/2022	6,800,000	7,015,887
2.45%, 07/28/2022	4,045,000	4,199,611
2.70%, 11/01/2022	5,918,000	6,198,075
PNC Financial Services Group, Inc. (The)
3.30%, 03/08/2022	5,403,000	5,634,505
2.85%, 11/09/2022(b)	2,801,000	2,949,654
Regions Financial Corp., 2.75%, 08/14/2022	5,350,000	5,573,688
Royal Bank of Canada (Canada), 2.75%, 02/01/2022	6,736,000	6,975,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2020

	Principal Amount	Value
Banks-(continued)
Santander Holdings USA, Inc., 3.70%, 03/28/2022	$5,066,000	$5,264,224
Skandinaviska Enskilda Banken AB (Sweden), 2.80%, 03/11/2022	4,051,000	4,203,092
Sumitomo Mitsui Banking Corp. (Japan), 3.20%, 07/18/2022	4,285,000	4,498,676
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.85%, 01/11/2022	3,754,000	3,877,214
2.78%, 07/12/2022	11,357,000	11,847,646
2.78%, 10/18/2022	6,674,000	6,993,779
Synchrony Bank, 3.00%, 06/15/2022	5,550,000	5,739,611
Truist Bank
2.63%, 01/15/2022	5,450,000	5,618,438
2.45%, 08/01/2022	5,457,000	5,672,430
Truist Financial Corp.
2.70%, 01/27/2022	5,444,000	5,612,930
2.75%, 04/01/2022	5,512,000	5,713,885
U.S. Bancorp
3.00%, 03/15/2022	5,432,000	5,650,998
2.95%, 07/15/2022	7,065,000	7,400,197
Series V, 2.63%, 01/24/2022	6,790,000	7,003,421
UBS AG (Switzerland), 7.63%, 08/17/2022	11,100,000	12,453,244
US Bank N.A., 1.80%, 01/21/2022	5,000,000	5,106,672
Wells Fargo & Co.
3.50%, 03/08/2022	13,713,000	14,343,707
2.63%, 07/22/2022	20,443,000	21,275,550

		495,196,747

Beverages-1.62%
Coca-Cola Co. (The), 2.20%, 05/25/2022	2,502,000	2,588,388
Constellation Brands, Inc.
2.70%, 05/09/2022	2,731,000	2,827,595
2.65%, 11/07/2022	3,908,000	4,074,978
Diageo Investment Corp. (United Kingdom), 2.88%, 05/11/2022	5,414,000	5,643,146
Molson Coors Beverage Co., 3.50%, 05/01/2022	2,117,000	2,213,810
PepsiCo, Inc.
2.75%, 03/05/2022	6,902,000	7,162,391
2.25%, 05/02/2022	3,935,000	4,062,295
3.10%, 07/17/2022	4,345,000	4,551,633

		33,124,236

Biotechnology-2.61%
AbbVie, Inc.
2.90%, 11/06/2022	16,852,000	17,729,588
3.20%, 11/06/2022	5,441,000	5,726,453
Amgen, Inc.
2.70%, 05/01/2022	2,799,000	2,891,461
2.65%, 05/11/2022	7,972,000	8,265,048
3.63%, 05/15/2022	4,005,000	4,191,574
Biogen, Inc., 3.63%, 09/15/2022	5,477,000	5,828,609
Gilead Sciences, Inc.
1.95%, 03/01/2022	2,673,000	2,732,902
3.25%, 09/01/2022	5,482,000	5,765,095

		53,130,730

	Principal Amount	Value
Capital Markets-5.99%
Ares Capital Corp., 3.63%, 01/19/2022	$3,147,000	$3,228,149
Bank of New York Mellon Corp. (The)
2.60%, 02/07/2022	6,623,000	6,835,264
1.95%, 08/23/2022	5,454,000	5,638,435
BlackRock, Inc., 3.38%, 06/01/2022	4,810,000	5,067,624
CME Group, Inc., 3.00%, 09/15/2022	4,171,000	4,397,226
Credit Suisse AG (Switzerland), 2.80%, 04/08/2022	8,100,000	8,417,661
E*TRADE Financial Corp., 2.95%, 08/24/2022	3,233,000	3,380,076
Goldman Sachs Group, Inc. (The)
5.75%, 01/24/2022	24,400,000	26,197,311
3.00%, 04/26/2022	18,375,000	18,677,797
Moody’s Corp., 4.50%, 09/01/2022	2,704,000	2,900,314
Morgan Stanley
2.75%, 05/19/2022	17,591,000	18,273,917
4.88%, 11/01/2022	11,182,000	12,187,784
Northern Trust Corp., 2.38%, 08/02/2022	2,645,000	2,754,800
TD Ameritrade Holding Corp., 2.95%, 04/01/2022	4,145,000	4,301,645

		122,258,003

Chemicals-1.08%
Celanese US Holdings LLC, 4.63%, 11/15/2022	2,324,000	2,508,755
Eastman Chemical Co., 3.60%, 08/15/2022	3,679,000	3,864,095
Ecolab, Inc., 2.38%, 08/10/2022	2,688,000	2,787,745
Mosaic Co. (The), 3.25%, 11/15/2022	3,004,000	3,136,788
Praxair, Inc.
2.45%, 02/15/2022	3,263,000	3,347,709
2.20%, 08/15/2022	2,731,000	2,818,344
Sherwin-Williams Co. (The), 2.75%, 06/01/2022	591,000	613,554
Syngenta Finance N.V. (Switzerland), 3.13%, 03/28/2022	2,895,000	2,952,390

		22,029,380

Commercial Services & Supplies-0.59%
Cintas Corp. No. 2, 2.90%, 04/01/2022	3,796,000	3,935,914
Republic Services, Inc., 3.55%, 06/01/2022	4,951,000	5,182,757
Waste Management, Inc., 2.90%, 09/15/2022	2,718,000	2,844,951

		11,963,622

Communications Equipment-0.70%
Cisco Systems, Inc., 3.00%, 06/15/2022	2,585,000	2,714,583
Motorola Solutions, Inc., 3.75%, 05/15/2022	3,144,000	3,317,111
Nokia OYJ (Finland), 3.38%, 06/12/2022	2,627,000	2,713,993
Telefonaktiebolaget LM Ericsson (Sweden), 4.13%, 05/15/2022	5,327,000	5,597,691

		14,343,378

Consumer Finance-1.97%
Ally Financial, Inc., 4.13%, 02/13/2022	4,442,000	4,600,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2020

	Principal Amount	Value
Consumer Finance-(continued)
American Express Co.
2.50%, 08/01/2022	$10,120,000	$10,506,622
2.65%, 12/02/2022	6,777,000	7,116,375
American Express Credit Corp., 2.70%, 03/03/2022	9,921,000	10,256,779
Capital One Financial Corp., 3.05%, 03/09/2022	4,321,000	4,481,007
Discover Financial Services, 3.85%, 11/21/2022	2,973,000	3,175,211

		40,136,593

Diversified Consumer Services-0.14%
Block Financial LLC, 5.50%, 11/01/2022	2,694,000	2,888,518

Diversified Financial Services-0.74%
Berkshire Hathaway Finance Corp., 3.00%, 05/15/2022	4,167,000	4,365,687
Berkshire Hathaway, Inc., 3.40%, 01/31/2022	3,246,000	3,392,392
National Rural Utilities Cooperative Finance Corp., 1.75%, 01/21/2022	2,691,000	2,747,724
ORIX Corp. (Japan), 2.90%, 07/18/2022	4,303,000	4,476,470

		14,982,273

Diversified Telecommunication Services-1.37%
AT&T, Inc.
3.00%, 06/30/2022	10,971,000	11,455,931
2.63%, 12/01/2022	6,009,000	6,282,054
Verizon Communications, Inc.
2.95%, 03/15/2022	4,792,000	4,982,667
2.45%, 11/01/2022	5,106,000	5,299,086

		28,019,738

Electric Utilities-2.37%
Alabama Power Co., Series 17A, 2.45%, 03/30/2022	3,025,000	3,119,113
Duke Energy Corp.
2.40%, 08/15/2022	2,496,000	2,587,716
3.05%, 08/15/2022	2,668,000	2,786,915
Duke Energy Progress LLC, 2.80%, 05/15/2022	2,775,000	2,881,388
Entergy Corp., 4.00%, 07/15/2022	3,535,000	3,752,289
Eversource Energy, Series K, 2.75%, 03/15/2022	4,104,000	4,244,330
Exelon Corp., 3.50%, 06/01/2022	6,280,000	6,577,518
Exelon Generation Co. LLC
3.40%, 03/15/2022	2,690,000	2,801,667
4.25%, 06/15/2022	2,819,000	2,986,781
FirstEnergy Corp., Series A, 2.85%, 07/15/2022	2,712,000	2,787,903
ITC Holdings Corp., 2.70%, 11/15/2022	2,689,000	2,810,261
Oncor Electric Delivery Co. LLC, 7.00%, 09/01/2022	3,184,000	3,595,332
Pacific Gas and Electric Co., 1.75%, 06/16/2022	7,416,000	7,441,345

		48,372,558

	Principal Amount	Value
Electrical Equipment-0.80%
ABB Finance USA, Inc. (Switzerland), 2.88%, 05/08/2022	$6,848,000	$7,123,551
Eaton Corp., 2.75%, 11/02/2022	8,776,000	9,218,897

		16,342,448

Electronic Equipment, Instruments & Components-0.22%
Jabil, Inc., 4.70%, 09/15/2022	2,050,000	2,205,826
Tyco Electronics Group S.A. (Switzerland), 3.50%, 02/03/2022	2,137,000	2,214,171

		4,419,997

Energy Equipment & Services-0.35%
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/2022	6,856,000	7,181,510

Entertainment-0.56%
TWDC Enterprises 18 Corp.
2.45%, 03/04/2022	2,761,000	2,851,298
2.35%, 12/01/2022	5,419,000	5,653,980
Walt Disney Co. (The), 1.65%, 09/01/2022	2,830,000	2,902,144

		11,407,422

Equity REITs-2.25%
American Tower Corp.
2.25%, 01/15/2022	3,290,000	3,371,619
4.70%, 03/15/2022	3,979,000	4,234,912
Equinix, Inc., 5.38%, 05/15/2027	6,437,000	7,054,727
Kimco Realty Corp., 3.40%, 11/01/2022	2,779,000	2,924,396
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	7,631,000	8,083,328
Public Storage, 2.37%, 09/15/2022	2,628,000	2,731,647
Realty Income Corp., 3.25%, 10/15/2022	5,142,000	5,411,907
Simon Property Group L.P.
2.35%, 01/30/2022	2,960,000	3,020,149
2.63%, 06/15/2022(c)	3,330,000	3,425,708
SL Green Operating Partnership L.P., 3.25%, 10/15/2022	2,717,000	2,776,292
Ventas Realty L.P./Ventas Capital Corp., 3.25%, 08/15/2022	2,739,000	2,833,473

		45,868,158

Food & Staples Retailing-1.02%
Costco Wholesale Corp., 2.30%, 05/18/2022	4,069,000	4,213,253
Kroger Co. (The), 3.40%, 04/15/2022	2,777,000	2,888,353
Walgreen Co., 3.10%, 09/15/2022	6,445,000	6,772,875
Walmart, Inc., 2.35%, 12/15/2022	6,645,000	6,956,190

		20,830,671

Food Products-0.89%
General Mills, Inc., 2.60%, 10/12/2022	2,727,000	2,845,200
Kraft Heinz Foods Co. (The), 3.50%, 06/06/2022	101,000	106,244
McCormick & Co., Inc., 2.70%, 08/15/2022	3,641,000	3,794,749
Mondelez International, Inc., 0.63%, 07/01/2022	5,508,000	5,536,010
Tyson Foods, Inc., 4.50%, 06/15/2022	5,560,000	5,910,258

		18,192,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2020

	Principal Amount	Value
Health Care Equipment & Supplies-1.77%
Abbott Laboratories, 2.55%, 03/15/2022	$4,153,000	$4,297,526
Becton, Dickinson and Co., 2.89%, 06/06/2022	9,584,000	9,952,764
Boston Scientific Corp., 3.38%, 05/15/2022	2,682,000	2,810,827
Covidien International Finance S.A., 3.20%, 06/15/2022	3,511,000	3,665,995
Medtronic, Inc., 3.15%, 03/15/2022	10,668,000	11,134,831
Zimmer Biomet Holdings, Inc., 3.15%, 04/01/2022	4,015,000	4,160,622

		36,022,565

Health Care Providers & Services-3.60%
Aetna, Inc., 2.75%, 11/15/2022	5,432,000	5,667,493
Anthem, Inc.
3.13%, 05/15/2022	4,653,000	4,865,428
2.95%, 12/01/2022	4,035,000	4,252,335
Cardinal Health, Inc., 2.62%, 06/15/2022	5,134,000	5,310,063
Cigna Corp., 3.90%, 02/15/2022	4,244,000	4,462,588
CommonSpirit Health, 2.95%, 11/01/2022	2,611,000	2,723,093
CVS Health Corp.
3.50%, 07/20/2022	8,179,000	8,623,743
2.75%, 12/01/2022	6,813,000	7,138,457
DH Europe Finance II S.a.r.l., 2.05%, 11/15/2022	3,749,000	3,876,291
Humana, Inc., 3.15%, 12/01/2022	3,248,000	3,419,112
Laboratory Corp. of America Holdings
3.20%, 02/01/2022	2,757,000	2,862,441
3.75%, 08/23/2022	2,818,000	2,975,694
UnitedHealth Group, Inc.
2.88%, 03/15/2022	6,145,000	6,352,562
3.35%, 07/15/2022	5,482,000	5,792,746
2.38%, 10/15/2022	4,926,000	5,144,057

		73,466,103

Hotels, Restaurants & Leisure-0.98%
Marriott International, Inc.
2.30%, 01/15/2022(c)	3,737,000	3,779,321
2.13%, 10/03/2022(c)	2,769,000	2,780,272
McDonald’s Corp., 2.63%, 01/15/2022	7,654,000	7,899,974
Starbucks Corp.
1.30%, 05/07/2022	2,668,000	2,711,213
2.70%, 06/15/2022	2,703,000	2,803,214

		19,973,994

Household Durables-0.48%
Lennar Corp.
4.13%, 01/15/2022	3,083,000	3,158,919
4.75%, 11/15/2022	3,032,000	3,190,346
NVR, Inc., 3.95%, 09/15/2022	3,185,000	3,372,602

		9,721,867

Household Products-0.94%
Clorox Co. (The), 3.05%, 09/15/2022	3,353,000	3,517,819
Colgate-Palmolive Co., 2.30%, 05/03/2022	3,044,000	3,148,667

	Principal Amount	Value
Household Products-(continued)
Procter & Gamble Co. (The)
2.30%, 02/06/2022	$5,322,000	$5,478,433
2.15%, 08/11/2022	6,826,000	7,083,480

		19,228,399

Independent Power and Renewable Electricity Producers-0.17%
AES Corp. (The), 5.13%, 09/01/2027	3,263,000	3,529,930

Industrial Conglomerates-1.00%
3M Co., 2.00%, 06/26/2022	3,298,000	3,402,833
General Electric Co.
3.15%, 09/07/2022	6,156,000	6,462,136
2.70%, 10/09/2022	4,965,000	5,194,947
Honeywell International, Inc., 0.48%, 08/19/2022	2,465,000	2,470,042
Roper Technologies, Inc., 3.13%, 11/15/2022	2,626,000	2,759,734

		20,289,692

Insurance-1.13%
American International Group, Inc., 4.88%, 06/01/2022	8,206,000	8,833,283
Aon Corp., 2.20%, 11/15/2022	2,778,000	2,885,720
Chubb INA Holdings, Inc., 2.88%, 11/03/2022	5,458,000	5,703,034
Marsh & McLennan Cos., Inc., 2.75%, 01/30/2022	2,716,000	2,802,289
MetLife, Inc., 3.05%, 12/15/2022	2,717,000	2,889,504

		23,113,830

Internet & Direct Marketing Retail-0.81%
Amazon.com, Inc., 2.50%, 11/29/2022	6,723,000	7,028,980
eBay, Inc.
3.80%, 03/09/2022	3,969,000	4,160,591
2.60%, 07/15/2022	5,111,000	5,287,922

		16,477,493

IT Services-2.34%
Fiserv, Inc., 3.50%, 10/01/2022	3,339,000	3,518,391
International Business Machines Corp.
2.50%, 01/27/2022	4,400,000	4,537,988
1.88%, 08/01/2022	5,200,000	5,363,194
2.88%, 11/09/2022	4,650,000	4,912,234
PayPal Holdings, Inc., 2.20%, 09/26/2022	5,462,000	5,666,397
VeriSign, Inc., 4.75%, 07/15/2027	2,487,000	2,654,164
Visa, Inc.
2.15%, 09/15/2022	5,302,000	5,501,492
2.80%, 12/14/2022	12,023,000	12,691,090
Western Union Co. (The), 3.60%, 03/15/2022	2,731,000	2,845,039

		47,689,989

Machinery-2.57%
Caterpillar Financial Services Corp.
0.95%, 05/13/2022	6,010,000	6,074,686
2.85%, 06/01/2022	2,729,000	2,849,456
2.40%, 06/06/2022	3,234,000	3,355,777
1.90%, 09/06/2022	4,114,000	4,243,920
1.95%, 11/18/2022	4,082,000	4,224,000
2.55%, 11/29/2022	3,325,000	3,489,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

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August 31, 2020

	Principal Amount	Value
Machinery-(continued)
Caterpillar, Inc., 2.60%, 06/26/2022	$2,667,000	$2,762,450
CNH Industrial Capital LLC, 4.38%, 04/05/2022	2,721,000	2,858,960
Deere & Co., 2.60%, 06/08/2022	5,390,000	5,587,802
Flowserve Corp., 3.50%, 09/15/2022	2,612,000	2,714,210
John Deere Capital Corp.
2.65%, 01/06/2022	3,556,000	3,674,422
2.75%, 03/15/2022	2,759,000	2,861,812
2.15%, 09/08/2022(c)	3,223,000	3,343,427
Stanley Black & Decker, Inc., 2.90%, 11/01/2022	4,069,000	4,290,400

		52,330,772

Media-2.13%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	16,425,000	17,509,332
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/2022	5,815,000	7,014,701
Comcast Corp., 3.13%, 07/15/2022	5,492,000	5,774,267
Omnicom Group, Inc./Omnicom Capital, Inc., 3.63%, 05/01/2022	6,749,000	7,092,536
ViacomCBS, Inc., 3.38%, 03/01/2022	3,290,000	3,406,470
WPP Finance 2010 (United Kingdom), 3.63%, 09/07/2022	2,473,000	2,596,313

		43,393,619

Metals & Mining-0.40%
Newmont Corp., 3.50%, 03/15/2022	4,524,000	4,688,896
Nucor Corp., 4.13%, 09/15/2022	3,265,000	3,486,002

		8,174,898

Multiline Retail-0.26%
Target Corp., 2.90%, 01/15/2022	5,129,000	5,314,830

Multi-Utilities-0.61%
CenterPoint Energy, Inc., 2.50%, 09/01/2022	2,792,000	2,894,264
DTE Energy Co., 2.25%, 11/01/2022	2,696,000	2,793,044
Public Service Enterprise Group, Inc., 2.65%, 11/15/2022	3,867,000	4,045,755
Sempra Energy, 2.88%, 10/01/2022	2,567,000	2,669,305

		12,402,368

Oil, Gas & Consumable Fuels-7.34%
BP Capital Markets PLC (United Kingdom)
3.06%, 03/17/2022	5,786,000	6,030,158
2.50%, 11/06/2022	5,486,000	5,727,770
Cenovus Energy, Inc. (Canada), 3.00%, 08/15/2022	2,740,000	2,785,332
Chevron Corp.
2.41%, 03/03/2022(c)	3,874,000	3,988,288
2.50%, 03/03/2022	3,559,000	3,671,570
2.36%, 12/05/2022	10,958,000	11,409,656
Continental Resources, Inc., 5.00%, 09/15/2022	5,967,000	5,943,132
Enbridge, Inc. (Canada), 2.90%, 07/15/2022	3,743,991	3,897,135
Energy Transfer Operating L.P., 5.20%, 02/01/2022	5,436,000	5,666,327

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Energy Transfer Partners L.P./Regency Energy Finance Corp.
5.88%, 03/01/2022	$4,877,000	$5,140,038
5.00%, 10/01/2022	3,789,000	4,011,641
Enterprise Products Operating LLC, 4.05%, 02/15/2022	3,590,000	3,771,176
Exxon Mobil Corp.
2.40%, 03/06/2022	6,269,000	6,455,973
1.90%, 08/16/2022	4,077,000	4,214,632
Husky Energy, Inc. (Canada), 3.95%, 04/15/2022	2,786,000	2,875,365
Kinder Morgan Energy Partners L.P., 3.95%, 09/01/2022	5,520,000	5,849,254
Marathon Oil Corp., 2.80%, 11/01/2022	5,835,000	5,963,682
Newfield Exploration Co., 5.75%, 01/30/2022	3,831,000	3,913,788
ONEOK Partners L.P., 3.38%, 10/01/2022	4,791,000	4,993,802
ONEOK, Inc., 4.25%, 02/01/2022	3,026,000	3,140,264
Phillips 66, 4.30%, 04/01/2022	10,880,000	11,532,705
Plains All American Pipeline L.P./PAA Finance Corp., 3.65%, 06/01/2022	4,127,000	4,243,941
Sabine Pass Liquefaction LLC, 6.25%, 03/15/2022	5,598,000	5,977,914
Shell International Finance B.V. (Netherlands), 2.38%, 08/21/2022	5,436,000	5,654,463
Total Capital International S.A. (France), 2.88%, 02/17/2022	5,486,000	5,693,472
TransCanada PipeLines Ltd. (Canada), 2.50%, 08/01/2022	5,469,000	5,672,725
Williams Cos., Inc. (The)
3.60%, 03/15/2022	6,801,000	7,065,893
3.35%, 08/15/2022	4,156,000	4,336,904

		149,627,000

Personal Products-0.47%
Unilever Capital Corp. (United Kingdom)
3.00%, 03/07/2022	4,600,000	4,793,586
2.20%, 05/05/2022	4,700,000	4,843,141

		9,636,727

Pharmaceuticals-3.06%
AstraZeneca PLC (United Kingdom), 2.38%, 06/12/2022	5,449,000	5,639,077
Bristol-Myers Squibb Co.
2.00%, 08/01/2022	3,815,000	3,934,866
3.25%, 08/15/2022	4,643,000	4,908,638
Eli Lilly and Co., 2.35%, 05/15/2022	4,215,000	4,368,603
GlaxoSmithKline Capital PLC (United Kingdom), 2.85%, 05/08/2022	10,920,000	11,386,134
Johnson & Johnson, 2.25%, 03/03/2022	5,451,000	5,611,206
Merck & Co., Inc.
2.35%, 02/10/2022	6,802,000	7,017,743
2.40%, 09/15/2022	5,279,000	5,489,819
Novartis Capital Corp. (Switzerland)
2.40%, 05/17/2022	5,285,000	5,474,341
2.40%, 09/21/2022	8,204,000	8,559,455

		62,389,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

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August 31, 2020

	Principal Amount	Value
Professional Services-0.13%
Equifax, Inc., 3.30%, 12/15/2022	$2,520,000	$2,655,466

Road & Rail-0.71%
Burlington Northern Santa Fe LLC
3.05%, 03/15/2022	3,381,000	3,499,944
3.05%, 09/01/2022	3,236,000	3,387,274
Norfolk Southern Corp., 3.00%, 04/01/2022	3,216,000	3,327,326
Union Pacific Corp., 4.16%, 07/15/2022	4,046,000	4,299,095

		14,513,639

Semiconductors & Semiconductor Equipment-2.31%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/2022	16,512,000	16,978,553
Intel Corp.
2.35%, 05/11/2022(c)	4,096,000	4,239,105
3.10%, 07/29/2022	5,436,000	5,735,683
2.70%, 12/15/2022	7,562,000	7,989,432
QUALCOMM, Inc., 3.00%, 05/20/2022	9,163,000	9,580,129
Texas Instruments, Inc., 1.85%, 05/15/2022	2,429,000	2,492,289

		47,015,191

Software-3.51%
CA, Inc., 3.60%, 08/15/2022	2,244,000	2,327,521
IBM Credit LLC, 2.20%, 09/08/2022	4,401,000	4,579,476
Microsoft Corp.
2.40%, 02/06/2022	8,174,000	8,410,741
2.38%, 02/12/2022	8,014,000	8,255,017
2.65%, 11/03/2022	5,579,000	5,859,239
2.13%, 11/15/2022	4,574,000	4,770,026
Oracle Corp.
2.50%, 05/15/2022(c)	13,875,000	14,347,661
2.50%, 10/15/2022	13,877,000	14,509,686
VMware, Inc., 2.95%, 08/21/2022	8,185,000	8,543,862

		71,603,229

Specialty Retail-0.68%
AutoZone, Inc., 3.70%, 04/15/2022	2,679,000	2,799,405
Home Depot, Inc. (The), 2.63%, 06/01/2022	6,655,000	6,920,587
Lowe’s Cos., Inc., 3.12%, 04/15/2022	4,066,000	4,222,837

		13,942,829

Technology Hardware, Storage & Peripherals-2.33%
Apple, Inc.
2.15%, 02/09/2022	6,388,000	6,564,773
2.50%, 02/09/2022	7,681,000	7,918,954
2.30%, 05/11/2022	5,114,000	5,282,852
2.70%, 05/13/2022	6,327,000	6,586,997
1.70%, 09/11/2022(c)	5,396,000	5,559,110
2.10%, 09/12/2022	5,194,000	5,391,446
Hewlett Packard Enterprise Co., 4.40%, 10/15/2022	7,186,000	7,707,089
HP, Inc., 4.05%, 09/15/2022	2,323,000	2,478,018

		47,489,239

Textiles, Apparel & Luxury Goods-0.40%
Ralph Lauren Corp., 1.70%, 06/15/2022	2,860,000	2,917,523
VF Corp., 2.05%, 04/23/2022	5,151,000	5,283,068

		8,200,591

	Principal Amount	Value
Tobacco-1.53%
Altria Group, Inc., 2.85%, 08/09/2022	$10,072,000	$10,518,561
Philip Morris International, Inc.
2.63%, 02/18/2022	2,222,000	2,290,064
2.38%, 08/17/2022	4,101,000	4,253,059
2.50%, 08/22/2022	4,010,000	4,185,583
2.50%, 11/02/2022	4,070,000	4,249,525
Reynolds American, Inc. (United Kingdom), 4.00%, 06/12/2022	5,437,000	5,764,661

		31,261,453

Trading Companies & Distributors-1.31%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.95%, 02/01/2022	5,350,000	5,419,895
3.50%, 05/26/2022	3,290,000	3,306,942
4.63%, 07/01/2022	4,051,000	4,149,833
Air Lease Corp.
3.75%, 02/01/2022	3,261,000	3,332,195
2.63%, 07/01/2022	3,339,000	3,364,532
International Lease Finance Corp.
8.63%, 01/15/2022	3,084,000	3,329,080
5.88%, 08/15/2022	3,581,000	3,877,761

		26,780,238

Wireless Telecommunication Services-0.17%
Vodafone Group PLC (United Kingdom), 2.50%, 09/26/2022	3,260,000	3,394,981

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,932,174,244)		1,989,157,538

	Shares
Money Market Funds-1.77%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $36,116,520)	36,116,520	36,116,520

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.30% (Cost $1,968,290,764)		2,025,274,058

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.18%
Invesco Private Government Fund, 0.03%(d)(e)(f)	2,751,447	2,751,447
Invesco Private Prime Fund, 0.14%(d)(e)(f)	916,975	917,158

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,668,605)		3,668,605

TOTAL INVESTMENTS IN SECURITIES-99.48% (Cost $1,971,959,369)		2,028,942,663
OTHER ASSETS LESS LIABILITIES-0.52%		10,617,503

NET ASSETS-100.00%		$2,039,560,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)–(continued)

August 31, 2020

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$4,354,930	$316,560,203	$(284,798,613)	$-	$-	$36,116,520	$79,341

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	5,898,572	57,167,928	(63,066,500)	-	-	-	47,370	*

Invesco Liquid Assets Portfolio, Institutional Class	1,966,191	15,616,737	(17,582,059)	-	(869)	-	18,188	*

Invesco Private Government Fund	-	20,593,433	(17,841,986)	-	-	2,751,447	519	*

Invesco Private Prime Fund	-	2,253,447	(1,336,387)	-	98	917,158	334	*

Total	$12,219,693	$412,191,748	$(384,625,545)	$-	$(771)	$39,785,125	$145,752

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

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August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.93%
Aerospace & Defense-2.00%
Boeing Co. (The), 4.51%, 05/01/2023	$10,951,000	$11,573,395
General Dynamics Corp.
3.38%, 05/15/2023	2,751,000	2,965,246
1.88%, 08/15/2023	2,097,000	2,183,151
Lockheed Martin Corp., 3.10%, 01/15/2023	1,791,000	1,898,410
Northrop Grumman Corp., 3.25%, 08/01/2023	3,787,000	4,107,698
Precision Castparts Corp., 2.50%, 01/15/2023	3,614,000	3,783,329
Raytheon Technologies Corp., 3.65%, 08/16/2023	268,000	291,253

		26,802,482

Air Freight & Logistics-0.28%
United Parcel Service, Inc., 2.50%, 04/01/2023	3,575,000	3,755,849

Airlines-0.49%
Delta Air Lines, Inc., 3.80%, 04/19/2023	1,811,000	1,741,034
Southwest Airlines Co., 4.75%, 05/04/2023	4,586,000	4,889,062

		6,630,096

Automobiles-5.50%
American Honda Finance Corp.
2.05%, 01/10/2023	2,688,000	2,788,481
1.95%, 05/10/2023	3,091,000	3,207,958
0.88%, 07/07/2023	4,600,000	4,640,733
3.45%, 07/14/2023	1,830,000	1,976,170
Fiat Chrysler Automobiles N.V. (United Kingdom), 5.25%, 04/15/2023	5,400,000	5,734,125
General Motors Co.
4.88%, 10/02/2023	5,449,000	5,958,064
5.40%, 10/02/2023	3,614,000	4,010,657
General Motors Financial Co., Inc.
3.25%, 01/05/2023	3,099,000	3,217,287
5.20%, 03/20/2023	5,441,000	5,939,301
3.70%, 05/09/2023	4,405,000	4,619,573
4.25%, 05/15/2023	2,752,000	2,938,019
4.15%, 06/19/2023	3,654,000	3,892,306
Toyota Motor Corp. (Japan), 3.42%, 07/20/2023	2,724,000	2,949,220
Toyota Motor Credit Corp.
2.63%, 01/10/2023	2,574,000	2,704,775
2.70%, 01/11/2023	2,119,000	2,230,656
2.90%, 03/30/2023	6,380,000	6,781,604
0.50%, 08/14/2023	4,600,000	4,611,868
1.35%, 08/25/2023	3,602,000	3,697,741
2.25%, 10/18/2023	1,762,000	1,855,560

		73,754,098

Banks-19.43%
Banco Santander S.A. (Spain), 3.85%, 04/12/2023	3,800,000	4,091,932
Bank of America Corp.
3.30%, 01/11/2023	15,652,000	16,704,597
4.10%, 07/24/2023	7,331,000	8,089,971

	Principal Amount	Value
Banks-(continued)
Canadian Imperial Bank of Commerce (Canada), 3.50%, 09/13/2023	$3,671,000	$4,020,823
Capital One Bank USA N.A., 3.38%, 02/15/2023	5,100,000	5,404,038
CIT Group, Inc., 5.00%, 08/01/2023	2,754,000	2,921,099
Citigroup, Inc.
3.50%, 05/15/2023	4,538,000	4,866,660
3.88%, 10/25/2023	3,545,000	3,906,136
Citizens Bank N.A., 3.70%, 03/29/2023	1,852,000	1,992,339
Comerica, Inc., 3.70%, 07/31/2023	3,139,000	3,407,369
Cooperatieve Rabobank U.A. (Netherlands)
2.75%, 01/10/2023	4,050,000	4,275,424
4.63%, 12/01/2023	6,300,000	7,025,436
Fifth Third Bancorp, 1.63%, 05/05/2023	1,806,000	1,855,210
Fifth Third Bank, 1.80%, 01/30/2023	2,500,000	2,578,424
HSBC Holdings PLC (United Kingdom), 3.60%, 05/25/2023	7,180,000	7,724,148
Huntington National Bank (The)
1.80%, 02/03/2023	2,502,000	2,578,423
3.55%, 10/06/2023	2,850,000	3,114,595
JPMorgan Chase & Co.
2.97%, 01/15/2023	5,497,000	5,686,972
3.20%, 01/25/2023	10,123,000	10,795,332
3.38%, 05/01/2023	7,313,000	7,817,313
2.70%, 05/18/2023	7,218,000	7,628,651
KeyBank N.A.
3.38%, 03/07/2023	2,250,000	2,409,141
1.25%, 03/10/2023	2,450,000	2,500,254
M&T Bank Corp., 3.55%, 07/26/2023	1,727,000	1,879,656
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.46%, 03/02/2023	5,439,000	5,818,727
3.76%, 07/26/2023	7,876,000	8,586,690
2.53%, 09/13/2023	1,801,000	1,902,773
Mizuho Financial Group, Inc. (Japan), 3.55%, 03/05/2023	3,100,000	3,320,069
Natwest Group PLC (United Kingdom)
6.10%, 06/10/2023	3,543,000	3,941,819
3.88%, 09/12/2023	9,800,000	10,634,541
6.00%, 12/19/2023	7,308,000	8,247,093
PNC Bank N.A.
2.95%, 01/30/2023	2,850,000	3,008,422
3.50%, 06/08/2023	2,700,000	2,919,125
3.80%, 07/25/2023	2,700,000	2,945,777
Regions Financial Corp., 3.80%, 08/14/2023	3,566,000	3,889,407
Santander Holdings USA, Inc., 3.40%, 01/18/2023	3,459,000	3,628,486
Sumitomo Mitsui Banking Corp. (Japan)
3.00%, 01/18/2023	1,785,000	1,883,224
3.95%, 07/19/2023	2,550,000	2,785,435
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.10%, 01/17/2023	5,318,000	5,641,890
3.75%, 07/19/2023	2,726,000	2,974,014
Toronto-Dominion Bank (The) (Canada), 3.50%, 07/19/2023	5,790,000	6,324,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2020

	Principal Amount	Value
Banks-(continued)
Truist Bank
3.00%, 02/02/2023	$1,722,000	$1,823,022
1.25%, 03/09/2023	4,500,000	4,590,618
2.75%, 05/01/2023	2,201,000	2,328,293
U.S. Bank N.A.
1.95%, 01/09/2023	2,800,000	2,900,843
2.85%, 01/23/2023	3,100,000	3,284,763
3.40%, 07/24/2023	4,700,000	5,120,885
Wells Fargo & Co.
3.07%, 01/24/2023	13,681,000	14,157,341
4.13%, 08/15/2023	5,428,000	5,946,489
Series M, 3.45%, 02/13/2023	7,313,000	7,781,806
Wells Fargo Bank N.A., 3.55%, 08/14/2023	10,000,000	10,874,624

		260,535,075

Beverages-3.24%
Anheuser-Busch InBev Finance, Inc. (Belgium), 3.30%, 02/01/2023	9,648,000	10,258,313
Coca-Cola Co. (The)
2.50%, 04/01/2023	2,686,000	2,839,619
3.20%, 11/01/2023	5,273,000	5,752,367
Constellation Brands, Inc.
3.20%, 02/15/2023	2,108,000	2,236,557
4.25%, 05/01/2023	4,037,000	4,421,644
Diageo Capital PLC (United Kingdom)
2.63%, 04/29/2023	4,539,000	4,769,004
3.50%, 09/18/2023	1,901,000	2,061,612
Keurig Dr Pepper, Inc., 3.13%, 12/15/2023	2,346,000	2,526,144
PepsiCo, Inc.
2.75%, 03/01/2023	4,678,000	4,961,182
0.75%, 05/01/2023	3,613,000	3,659,716

		43,486,158

Biotechnology-1.41%
AbbVie, Inc., 2.85%, 05/14/2023	3,642,000	3,851,198
Amgen, Inc., 2.25%, 08/19/2023	2,553,000	2,677,921
Gilead Sciences, Inc., 2.50%, 09/01/2023	2,651,000	2,802,967
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/2023	9,051,000	9,639,320

		18,971,406

Capital Markets-6.57%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	2,777,000	3,086,381
Ares Capital Corp., 3.50%, 02/10/2023	2,727,000	2,809,304
Bank of New York Mellon Corp. (The)
1.85%, 01/27/2023	2,762,000	2,857,758
2.95%, 01/29/2023	3,664,000	3,884,362
3.50%, 04/28/2023	2,775,000	3,011,176
3.45%, 08/11/2023	2,759,000	3,010,679
2.20%, 08/16/2023	4,574,000	4,801,646
Charles Schwab Corp. (The), 2.65%, 01/25/2023	2,850,000	3,003,963
Credit Suisse AG (Switzerland), 1.00%, 05/05/2023	7,400,000	7,522,818
Goldman Sachs Group, Inc. (The)
3.63%, 01/22/2023	8,185,000	8,789,849
3.20%, 02/23/2023	6,334,000	6,743,701

	Principal Amount	Value
Capital Markets-(continued)
Jefferies Group LLC, 5.13%, 01/20/2023	$2,688,000	$2,941,472
Morgan Stanley
3.13%, 01/23/2023	9,100,000	9,652,833
3.75%, 02/25/2023	9,128,000	9,856,618
4.10%, 05/22/2023	7,396,000	8,044,340
State Street Corp.
3.10%, 05/15/2023	3,690,000	3,948,371
3.70%, 11/20/2023	3,705,000	4,099,657

		88,064,928

Chemicals-1.33%
DuPont de Nemours, Inc., 2.17%, 05/01/2023	7,335,000	7,483,197
LYB International Finance B.V., 4.00%, 07/15/2023	2,689,000	2,929,206
Mosaic Co. (The), 4.25%, 11/15/2023	3,230,000	3,507,756
Nutrien Ltd. (Canada), 1.90%, 05/13/2023	2,010,000	2,079,613
Praxair, Inc., 2.70%, 02/21/2023	1,761,000	1,847,761

		17,847,533

Commercial Services & Supplies-0.30%
Republic Services, Inc., 4.75%, 05/15/2023	1,840,000	2,031,548
Waste Management, Inc., 2.40%, 05/15/2023	1,839,000	1,932,970

		3,964,518

Communications Equipment-0.53%
Cisco Systems, Inc.
2.60%, 02/28/2023	1,732,000	1,832,841
2.20%, 09/20/2023(b)	2,726,000	2,875,119
Motorola Solutions, Inc., 3.50%, 03/01/2023	2,207,000	2,343,253

		7,051,213

Consumer Finance-1.62%
Ally Financial, Inc., 3.05%, 06/05/2023	2,905,000	3,016,874
American Express Co., 3.40%, 02/27/2023	5,871,000	6,282,088
Capital One Financial Corp.
3.20%, 01/30/2023	4,430,000	4,681,621
2.60%, 05/11/2023	1,403,000	1,471,382
3.50%, 06/15/2023	2,944,000	3,161,134
Discover Bank, 3.35%, 02/06/2023	2,900,000	3,077,260

		21,690,359

Containers & Packaging-0.22%
Packaging Corp. of America, 4.50%, 11/01/2023	2,616,000	2,893,337

Diversified Financial Services-0.94%
Berkshire Hathaway, Inc.
3.00%, 02/11/2023	1,813,000	1,934,787
2.75%, 03/15/2023	7,291,000	7,713,632
Jefferies Financial Group, Inc., 5.50%, 10/18/2023	2,719,000	3,000,658

		12,649,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2020

	Principal Amount	Value
Diversified Telecommunication Services-1.54%
Telefonica Emisiones S.A.U. (Spain), 4.57%, 04/27/2023	$3,451,000	$3,797,721
Verizon Communications, Inc., 5.15%, 09/15/2023	14,864,000	16,919,297

		20,717,018

Electric Utilities-2.06%
Duke Energy Carolinas LLC
2.50%, 03/15/2023	1,747,000	1,836,482
3.05%, 03/15/2023	1,813,000	1,929,407
FirstEnergy Corp., Series B, 4.25%, 03/15/2023	2,971,000	3,153,625
Florida Power & Light Co., 2.75%, 06/01/2023	1,838,000	1,934,016
Georgia Power Co., Series A, 2.10%, 07/30/2023	2,518,000	2,638,940
NextEra Energy Capital Holdings, Inc., 2.80%, 01/15/2023	1,834,000	1,931,257
Pacific Gas and Electric Co., 4.25%, 08/01/2023	1,800,000	1,923,295
PPL Capital Funding, Inc., 3.40%, 06/01/2023	2,219,000	2,367,274
Southern California Edison Co., Series C, 3.50%, 10/01/2023	2,512,000	2,706,646
Southern Co. (The), 2.95%, 07/01/2023	4,232,000	4,504,019
Virginia Electric & Power Co., Series C, 2.75%, 03/15/2023	2,532,000	2,663,413

		27,588,374

Electrical Equipment-0.14%
Emerson Electric Co., 2.63%, 02/15/2023	1,811,000	1,908,523

Energy Equipment & Services-0.62%
Halliburton Co., 3.50%, 08/01/2023(b)	2,199,000	2,345,155
Schlumberger Investment S.A., 3.65%, 12/01/2023	5,462,000	5,927,209

		8,272,364

Entertainment-0.23%
RELX Capital, Inc. (United Kingdom), 3.50%, 03/16/2023	2,828,000	3,026,103

Equity REITs-3.73%
American Tower Corp.
3.50%, 01/31/2023	3,687,000	3,942,436
3.00%, 06/15/2023	2,550,000	2,716,135
Boston Properties L.P.
3.85%, 02/01/2023	3,646,000	3,897,068
3.13%, 09/01/2023	2,058,000	2,188,543
Brixmor Operating Partnership L.P., 3.25%, 09/15/2023	1,825,000	1,884,912
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/2023	3,761,000	4,062,852
Crown Castle International Corp.
5.25%, 01/15/2023	6,114,000	6,778,416
3.15%, 07/15/2023	2,723,000	2,911,332
ERP Operating L.P., 3.00%, 04/15/2023	1,724,000	1,821,547
GLP Capital L.P./GLP Financing II, Inc., 5.38%, 11/01/2023	1,807,000	1,941,739
Healthpeak Properties, Inc., 4.25%, 11/15/2023	2,503,000	2,742,492

	Principal Amount	Value
Equity REITs-(continued)
Omega Healthcare Investors, Inc., 4.38%, 08/01/2023	$2,435,000	$2,622,400
Prologis L.P., 4.25%, 08/15/2023	3,144,000	3,469,504
Realty Income Corp., 4.65%, 08/01/2023	2,781,000	3,094,740
Simon Property Group L.P.
2.75%, 02/01/2023	1,829,000	1,903,461
2.75%, 06/01/2023	2,207,000	2,310,025
Weyerhaeuser Co., 4.63%, 09/15/2023	1,593,000	1,776,105

		50,063,707

Food & Staples Retailing-1.49%
Kroger Co. (The), 3.85%, 08/01/2023	2,119,000	2,303,718
Walmart, Inc.
2.55%, 04/11/2023	6,407,000	6,766,986
3.40%, 06/26/2023	10,056,000	10,906,690

		19,977,394

Food Products-1.61%
Campbell Soup Co., 3.65%, 03/15/2023	3,429,000	3,671,762
Conagra Brands, Inc., 3.20%, 01/25/2023	2,935,000	3,098,311
General Mills, Inc., 3.70%, 10/17/2023	3,124,000	3,426,182
Hershey Co. (The), 3.38%, 05/15/2023	1,986,000	2,142,349
Kellogg Co., 2.65%, 12/01/2023	1,969,000	2,094,705
Kraft Heinz Foods Co. (The), 4.00%, 06/15/2023	2,227,000	2,386,194
Mondelez International, Inc.
2.13%, 04/13/2023	1,807,000	1,880,204
3.63%, 05/07/2023	2,705,000	2,915,370

		21,615,077

Gas Utilities-0.14%
National Fuel Gas Co., 3.75%, 03/01/2023	1,751,000	1,813,111

Health Care Equipment & Supplies-0.44%
Abbott Laboratories, 3.40%, 11/30/2023	3,672,000	4,022,222
Medtronic, Inc., 2.75%, 04/01/2023	1,835,000	1,935,397

		5,957,619

Health Care Providers & Services-4.69%
Aetna, Inc., 2.80%, 06/15/2023	4,672,000	4,930,438
Anthem, Inc., 3.30%, 01/15/2023	3,623,000	3,864,951
Cardinal Health, Inc., 3.20%, 03/15/2023	1,828,000	1,941,868
Cigna Corp.
3.00%, 07/15/2023	1,700,000	1,816,987
3.75%, 07/15/2023	8,002,000	8,716,659
CVS Health Corp.
3.70%, 03/09/2023	21,544,000	23,203,737
4.00%, 12/05/2023	4,591,000	5,062,627
HCA, Inc., 4.75%, 05/01/2023	4,548,000	5,003,866
UnitedHealth Group, Inc.
2.75%, 02/15/2023	2,291,000	2,413,221
2.88%, 03/15/2023	2,763,000	2,940,531
3.50%, 06/15/2023	2,754,000	2,994,493

		62,889,378

Hotels, Restaurants & Leisure-0.79%
McDonald’s Corp., 3.35%, 04/01/2023	3,552,000	3,807,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2020

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Starbucks Corp.
3.10%, 03/01/2023	$3,594,000	$3,825,066
3.85%, 10/01/2023	2,684,000	2,945,809

		10,578,222

Household Durables-0.18%
Mohawk Industries, Inc., 3.85%, 02/01/2023	2,280,000	2,425,573

Household Products-0.43%
Colgate-Palmolive Co., 1.95%, 02/01/2023	1,761,000	1,836,421
Procter & Gamble Co. (The), 3.10%, 08/15/2023	3,622,000	3,926,960

		5,763,381

Industrial Conglomerates-0.88%
3M Co.
1.75%, 02/14/2023	1,697,000	1,754,254
2.25%, 03/15/2023	2,327,000	2,436,858
General Electric Co., 3.10%, 01/09/2023	4,606,000	4,857,803
Roper Technologies, Inc., 3.65%, 09/15/2023	2,579,000	2,810,408

		11,859,323

Insurance-0.94%
Aflac, Inc., 3.63%, 06/15/2023	2,594,000	2,824,270
Allstate Corp. (The), 3.15%, 06/15/2023	1,795,000	1,936,453
Lincoln National Corp., 4.00%, 09/01/2023	1,691,000	1,850,949
Loews Corp., 2.63%, 05/15/2023	1,883,000	1,984,085
MetLife, Inc., Series D, 4.37%, 09/15/2023	3,623,000	4,050,233

		12,645,990

Internet & Direct Marketing Retail-1.12%
Amazon.com, Inc.
2.40%, 02/22/2023	3,616,000	3,798,750
0.40%, 06/03/2023	3,609,000	3,624,494
Booking Holdings, Inc., 2.75%, 03/15/2023	1,815,000	1,910,052
eBay, Inc., 2.75%, 01/30/2023	2,743,000	2,881,894
QVC, Inc., 4.38%, 03/15/2023	2,624,000	2,745,360

		14,960,550

IT Services-1.35%
DXC Technology Co., 4.00%, 04/15/2023	1,825,000	1,926,672
Fidelity National Information Services, Inc., 3.50%, 04/15/2023	2,566,000	2,740,884
Global Payments, Inc.
3.75%, 06/01/2023	1,968,000	2,116,048
4.00%, 06/01/2023	1,994,000	2,169,973
International Business Machines Corp., 3.38%, 08/01/2023	5,400,000	5,867,022
PayPal Holdings, Inc., 1.35%, 06/01/2023	3,204,000	3,281,205

		18,101,804

	Principal Amount	Value
Life Sciences Tools & Services-0.46%
Agilent Technologies, Inc., 3.88%, 07/15/2023	$2,165,000	$2,352,456
Thermo Fisher Scientific, Inc., 3.00%, 04/15/2023	3,530,000	3,749,966

		6,102,422

Machinery-1.97%
Caterpillar Financial Services Corp.
3.45%, 05/15/2023	1,802,000	1,950,419
0.65%, 07/07/2023	3,600,000	3,626,689
3.75%, 11/24/2023	1,774,000	1,963,798
CNH Industrial Capital LLC, 1.95%, 07/02/2023	2,200,000	2,235,194
CNH Industrial N.V. (United Kingdom), 4.50%, 08/15/2023	2,161,000	2,327,226
Cummins, Inc., 3.65%, 10/01/2023	1,711,000	1,868,910
John Deere Capital Corp.
2.70%, 01/06/2023	1,832,000	1,936,045
2.80%, 01/27/2023	1,822,000	1,926,850
2.80%, 03/06/2023	3,608,000	3,837,416
1.20%, 04/06/2023	1,852,000	1,894,239
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/2023	2,527,000	2,796,175

		26,362,961

Media-2.03%
Comcast Corp.
2.85%, 01/15/2023	2,846,000	3,038,946
2.75%, 03/01/2023	4,256,000	4,503,352
Discovery Communications LLC, 2.95%, 03/20/2023	4,493,000	4,753,881
Interpublic Group of Cos., Inc. (The), 3.75%, 02/15/2023	1,576,000	1,683,961
NBCUniversal Media LLC, 2.88%, 01/15/2023	3,695,000	3,914,032
Time Warner Entertainment Co. L.P., 8.38%, 03/15/2023	3,620,000	4,307,444
ViacomCBS, Inc., 4.25%, 09/01/2023	4,589,000	5,036,931

		27,238,547

Metals & Mining-0.30%
Nucor Corp., 4.00%, 08/01/2023	1,870,000	2,041,249
Reliance Steel & Aluminum Co., 4.50%, 04/15/2023	1,804,000	1,947,507

		3,988,756

Multiline Retail-0.56%
Dollar General Corp., 3.25%, 04/15/2023	3,304,000	3,512,194
Dollar Tree, Inc., 3.70%, 05/15/2023	3,644,000	3,929,205

		7,441,399

Multi-Utilities-1.10%
Black Hills Corp., 4.25%, 11/30/2023	1,879,000	2,066,835
Delmarva Power & Light Co., 3.50%, 11/15/2023	1,797,000	1,956,620
DTE Energy Co., Series D, 3.70%, 08/01/2023	2,229,000	2,419,681
PSEG Power LLC, 3.85%, 06/01/2023	2,526,000	2,727,831
Public Service Electric & Gas Co., 2.38%, 05/15/2023	1,771,000	1,854,235

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2020

	Principal Amount	Value
Multi-Utilities-(continued)
Sempra Energy
2.90%, 02/01/2023	$1,770,000	$1,862,469
4.05%, 12/01/2023	1,696,000	1,859,039

		14,746,710

Oil, Gas & Consumable Fuels-9.36%
BP Capital Markets America, Inc., 2.94%, 04/06/2023	2,637,000	2,799,860
BP Capital Markets PLC (United Kingdom), 3.99%, 09/26/2023	2,728,000	3,012,542
Canadian Natural Resources Ltd. (Canada), 2.95%, 01/15/2023	3,574,000	3,724,227
Chevron Corp.
1.14%, 05/11/2023	4,422,000	4,516,786
2.57%, 05/16/2023	2,760,000	2,921,313
3.19%, 06/24/2023	8,183,000	8,776,193
Chevron USA, Inc., 0.43%, 08/11/2023	2,000,000	2,005,007
Continental Resources, Inc., 4.50%, 04/15/2023	5,393,000	5,453,429
Enbridge, Inc. (Canada), 4.00%, 10/01/2023	2,608,000	2,837,790
Energy Transfer Operating L.P.
3.60%, 02/01/2023	2,866,000	2,968,970
4.20%, 09/15/2023	1,770,000	1,879,753
Energy Transfer Partners L.P./Regency Energy Finance Corp., 4.50%, 11/01/2023	2,199,000	2,354,363
Enterprise Products Operating LLC, 3.35%, 03/15/2023	4,456,000	4,747,904
EOG Resources, Inc., 2.63%, 03/15/2023	4,558,000	4,797,487
Exxon Mobil Corp.
2.73%, 03/01/2023	4,554,000	4,807,164
1.57%, 04/15/2023(b)	10,037,000	10,362,710
Kinder Morgan Energy Partners L.P.
3.45%, 02/15/2023	2,232,000	2,347,189
3.50%, 09/01/2023	2,156,000	2,315,982
Kinder Morgan, Inc., 3.15%, 01/15/2023	3,603,000	3,788,782
Marathon Petroleum Corp., 4.50%, 05/01/2023	4,530,000	4,933,946
MPLX L.P.
3.38%, 03/15/2023	1,769,000	1,867,218
4.50%, 07/15/2023	3,560,000	3,856,665
ONEOK, Inc., 7.50%, 09/01/2023	1,799,000	2,073,431
Phillips 66, 3.70%, 04/06/2023	1,837,000	1,978,839
Plains All American Pipeline L.P./PAA Finance Corp., 3.85%, 10/15/2023	2,224,000	2,346,626
Sabine Pass Liquefaction LLC, 5.63%, 04/15/2023	5,000,000	5,521,602
Shell International Finance B.V. (Netherlands)
2.25%, 01/06/2023	3,390,000	3,554,313
3.40%, 08/12/2023	3,665,000	3,981,812
Total Capital Canada Ltd. (France), 2.75%, 07/15/2023	3,557,000	3,807,877
Total Capital International S.A. (France), 2.70%, 01/25/2023	3,631,000	3,832,247
TransCanada PipeLines Ltd. (Canada), 3.75%, 10/16/2023	2,249,000	2,451,131
Valero Energy Corp., 2.70%, 04/15/2023	3,116,000	3,256,571

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Williams Cos., Inc. (The)
3.70%, 01/15/2023	$3,030,000	$3,218,635
4.50%, 11/15/2023	2,222,000	2,457,928

		125,556,292

Personal Products-0.16%
Unilever Capital Corp. (United Kingdom), 3.13%, 03/22/2023	2,001,000	2,137,678

Pharmaceuticals-3.83%
AstraZeneca PLC (United Kingdom), 3.50%, 08/17/2023	2,995,000	3,249,969
Bristol-Myers Squibb Co., 3.25%, 11/01/2023	1,862,000	2,034,627
GlaxoSmithKline Capital, Inc. (United Kingdom)
2.80%, 03/18/2023	4,958,000	5,254,414
3.38%, 05/15/2023	4,436,000	4,796,308
Johnson & Johnson
2.05%, 03/01/2023	1,553,000	1,617,831
3.38%, 12/05/2023	2,882,000	3,187,625
Merck & Co., Inc., 2.80%, 05/18/2023	6,356,000	6,788,511
Mylan, Inc., 4.20%, 11/29/2023	1,840,000	2,024,689
Pfizer, Inc.
3.00%, 06/15/2023	3,426,000	3,675,681
3.20%, 09/15/2023	3,478,000	3,773,662
Sanofi (France), 3.38%, 06/19/2023	3,549,000	3,840,852
Takeda Pharmaceutical Co. Ltd. (Japan), 4.40%, 11/26/2023	5,400,000	6,041,641
Zoetis, Inc., 3.25%, 02/01/2023	4,797,000	5,086,497

		51,372,307

Professional Services-0.16%
Thomson Reuters Corp. (Canada), 4.30%, 11/23/2023	2,005,000	2,205,534

Road & Rail-0.94%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	2,505,000	2,663,036
3.85%, 09/01/2023	2,898,000	3,172,750
CSX Corp., 3.70%, 11/01/2023	1,819,000	1,995,649
Norfolk Southern Corp., 2.90%, 02/15/2023	2,115,000	2,229,740
Union Pacific Corp., 3.50%, 06/08/2023	2,403,000	2,602,997

		12,664,172

Semiconductors & Semiconductor Equipment-1.64%
Analog Devices, Inc.
2.88%, 06/01/2023	1,842,000	1,950,923
3.13%, 12/05/2023	2,034,000	2,194,483
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.65%, 01/15/2023	3,641,000	3,790,114
Maxim Integrated Products, Inc., 3.38%, 03/15/2023	1,632,000	1,729,452
Micron Technology, Inc., 2.50%, 04/24/2023	4,523,000	4,722,849
QUALCOMM, Inc., 2.60%, 01/30/2023	5,343,000	5,615,891
Texas Instruments, Inc., 2.25%, 05/01/2023	1,880,000	1,970,478

		21,974,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)–(continued)

August 31, 2020

	Principal Amount	Value
Software-3.37%
Adobe, Inc., 1.70%, 02/01/2023	$1,852,000	$1,916,387
IBM Credit LLC, 3.00%, 02/06/2023	2,700,000	2,877,638
Intuit, Inc., 0.65%, 07/15/2023	1,800,000	1,814,789
Microsoft Corp.
2.38%, 05/01/2023	3,821,000	4,025,223
2.00%, 08/08/2023	5,611,000	5,878,662
3.63%, 12/15/2023	5,555,000	6,116,750
Oracle Corp.
2.63%, 02/15/2023	4,526,000	4,763,596
3.63%, 07/15/2023	3,707,000	4,047,901
2.40%, 09/15/2023	9,357,000	9,892,925
salesforce.com, inc., 3.25%, 04/11/2023	3,654,000	3,923,906

		45,257,777

Specialty Retail-0.73%
AutoZone, Inc., 3.13%, 07/15/2023	1,870,000	1,999,628
Home Depot, Inc. (The), 2.70%, 04/01/2023	3,618,000	3,821,695
Lowe’s Cos., Inc., 3.88%, 09/15/2023	1,797,000	1,971,158
TJX Cos., Inc. (The), 2.50%, 05/15/2023	1,850,000	1,946,544

		9,739,025

Technology Hardware, Storage & Peripherals-3.58%
Apple, Inc.
2.40%, 01/13/2023	2,758,000	2,892,422
2.85%, 02/23/2023	5,530,000	5,855,297
2.40%, 05/03/2023	19,917,000	21,034,182
0.75%, 05/11/2023	7,274,000	7,372,023
Hewlett Packard Enterprise Co.
2.25%, 04/01/2023	3,483,000	3,608,504
4.45%, 10/02/2023	4,645,000	5,128,219
Seagate HDD Cayman, 4.75%, 06/01/2023	2,020,000	2,179,520

		48,070,167

Textiles, Apparel & Luxury Goods-0.14%
NIKE, Inc., 2.25%, 05/01/2023	1,792,000	1,879,076

Tobacco-0.66%
Philip Morris International, Inc.
2.63%, 03/06/2023	2,189,000	2,307,374
1.13%, 05/01/2023	167,000	169,945
2.13%, 05/10/2023(b)	2,121,000	2,208,277
3.60%, 11/15/2023	1,799,000	1,970,997
Reynolds American, Inc. (United Kingdom), 4.85%, 09/15/2023	1,967,000	2,199,228

		8,855,821

Trading Companies & Distributors-1.16%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.30%, 01/23/2023	4,452,000	4,440,748
4.13%, 07/03/2023	4,151,000	4,198,339

	Principal Amount	Value
Trading Companies & Distributors-(continued)
Air Lease Corp.
2.75%, 01/15/2023	$2,224,000	$2,237,015
3.88%, 07/03/2023	1,870,000	1,946,119
3.00%, 09/15/2023	2,769,000	2,787,345

		15,609,566

Wireless Telecommunication Services-0.54%
Rogers Communications, Inc. (Canada)
3.00%, 03/15/2023	1,723,000	1,823,658
4.10%, 10/01/2023	3,159,000	3,480,416
Vodafone Group PLC (United Kingdom), 2.95%, 02/19/2023	1,849,000	1,959,242

		7,263,316

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,268,862,234)		1,326,725,356

	Shares
Money Market Funds-0.30%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $3,985,444)	3,985,444	3,985,444

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.23% (Cost $1,272,847,678)		1,330,710,800

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.06%
Invesco Private Government Fund, 0.03%(c)(d)(e)	653,734	653,734
Invesco Private Prime Fund, 0.14%(c)(d)(e)	217,873	217,916

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $871,650)		871,650

TOTAL INVESTMENTS IN SECURITIES-99.29% (Cost $1,273,719,328)		1,331,582,450
OTHER ASSETS LESS LIABILITIES-0.71%		9,495,307

NET ASSETS-100.00%		$1,341,077,757

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

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August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$1,488,020	$141,724,478	$(139,227,054)	$-	$-	$3,985,444	$37,338
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	2,029,570	27,796,631	(29,826,201)	-	-	-	20,264	*

Invesco Liquid Assets Portfolio, Institutional Class	676,509	9,009,623	(9,685,915)	-	(217)	-	8,261	*

Invesco Private Government Fund	-	10,709,616	(10,055,882)	-	-	653,734	158	*

Invesco Private Prime Fund	-	1,743,978	(1,526,077)	-	15	217,916	90	*

Total	$4,194,099	$190,984,326	$(190,321,129)	$-	$(202)	$4,857,094	$66,111

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.33%
Aerospace & Defense-0.68%
General Dynamics Corp., 2.38%, 11/15/2024	$1,909,000	$2,055,268
Howmet Aerospace, Inc., 5.13%, 10/01/2024	4,717,000	5,062,235
Raytheon Technologies Corp., 3.20%, 03/15/2024(b)	202,000	218,552

		7,336,055

Air Freight & Logistics-0.47%
FedEx Corp., 4.00%, 01/15/2024	2,789,000	3,097,026
United Parcel Service, Inc., 2.80%, 11/15/2024	1,829,000	1,993,172

		5,090,198

Airlines-0.28%
Delta Air Lines, Inc., 2.90%, 10/28/2024(c)	3,319,000	3,049,598

Auto Components-0.56%
Aptiv Corp., 4.15%, 03/15/2024	2,671,000	2,951,605
Magna International, Inc. (Canada), 3.63%, 06/15/2024	2,814,000	3,115,008

		6,066,613

Automobiles-1.95%
American Honda Finance Corp.
2.90%, 02/16/2024	1,928,000	2,067,306
2.40%, 06/27/2024	1,880,000	1,991,011
2.15%, 09/10/2024	2,798,000	2,956,830
General Motors Financial Co., Inc.
3.95%, 04/13/2024	4,712,000	5,034,753
3.50%, 11/07/2024	2,832,000	2,998,185
Toyota Motor Corp. (Japan), 2.36%, 07/02/2024	2,274,000	2,430,782
Toyota Motor Credit Corp.
2.90%, 04/17/2024	2,030,000	2,188,519
2.00%, 10/07/2024	1,457,000	1,539,171

		21,206,557

Banks-17.10%
Bank of America Corp.
4.13%, 01/22/2024	9,812,000	10,981,894
4.00%, 04/01/2024	8,675,000	9,689,067
4.20%, 08/26/2024	11,279,000	12,649,837
Barclays Bank PLC (United Kingdom), 3.75%, 05/15/2024	2,300,000	2,548,873
Barclays PLC (United Kingdom), 4.38%, 09/11/2024	4,800,000	5,209,540
BBVA USA, 2.50%, 08/27/2024	2,750,000	2,836,338
BNP Paribas S.A. (France), 4.25%, 10/15/2024	3,600,000	4,027,343
BPCE S.A. (France), 4.00%, 04/15/2024	5,450,000	6,068,177
CIT Group, Inc., 4.75%, 02/16/2024	1,846,000	1,945,804
Citigroup, Inc.
3.75%, 06/16/2024	2,374,000	2,639,363
4.00%, 08/05/2024	2,801,000	3,096,419
Deutsche Bank AG (Germany), 3.70%, 05/30/2024	3,800,000	4,066,494

	Principal Amount	Value
Banks-(continued)
Fifth Third Bancorp, 4.30%, 01/16/2024	$3,032,000	$3,352,838
HSBC Holdings PLC (United Kingdom), 4.25%, 03/14/2024	7,650,000	8,384,365
HSBC USA, Inc., 3.50%, 06/23/2024	3,500,000	3,855,382
JPMorgan Chase & Co.
3.88%, 02/01/2024	5,676,000	6,288,253
3.63%, 05/13/2024	7,501,000	8,297,598
3.88%, 09/10/2024	11,346,000	12,653,303
Lloyds Banking Group PLC (United Kingdom), 4.50%, 11/04/2024	3,800,000	4,211,120
Mitsubishi UFJ Financial Group, Inc. (Japan), 2.80%, 07/18/2024	4,001,000	4,292,807
Natwest Group PLC (United Kingdom), 5.13%, 05/28/2024	8,500,000	9,423,891
PNC Bank N.A., 3.30%, 10/30/2024	2,555,000	2,832,875
PNC Financial Services Group, Inc. (The)
3.90%, 04/29/2024	2,843,000	3,152,771
2.20%, 11/01/2024	2,363,000	2,520,357
Santander UK PLC (United Kingdom), 4.00%, 03/13/2024	3,785,000	4,196,445
Sumitomo Mitsui Banking Corp. (Japan)
3.95%, 01/10/2024	2,152,000	2,367,016
3.40%, 07/11/2024	2,253,000	2,468,640
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.70%, 07/16/2024	7,500,000	8,049,485
2.45%, 09/27/2024	4,100,000	4,361,445
Truist Bank, 2.15%, 12/06/2024	4,700,000	4,993,918
Truist Financial Corp., 2.85%, 10/26/2024	3,780,000	4,135,564
U.S. Bancorp, 3.60%, 09/11/2024	3,755,000	4,181,406
US Bancorp, 3.70%, 01/30/2024	2,837,000	3,134,946
Wells Fargo & Co.
4.48%, 01/16/2024	3,039,000	3,390,863
3.30%, 09/09/2024	8,464,000	9,285,379

		185,589,816

Beverages-1.62%
Anheuser-Busch InBev Finance, Inc. (Belgium), 3.70%, 02/01/2024	4,041,000	4,438,267
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 3.50%, 01/12/2024	2,961,000	3,224,518
Coca-Cola Co. (The), 1.75%, 09/06/2024	3,691,000	3,876,860
Diageo Capital PLC (United Kingdom), 2.13%, 10/24/2024	900,000	953,272
PepsiCo, Inc., 3.60%, 03/01/2024	4,667,000	5,138,503

		17,631,420

Biotechnology-1.20%
Amgen, Inc., 3.63%, 05/22/2024	5,237,000	5,782,218
Gilead Sciences, Inc., 3.70%, 04/01/2024	6,577,000	7,277,059

		13,059,277

Capital Markets-8.52%
Ameriprise Financial, Inc., 3.70%, 10/15/2024	2,034,000	2,280,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2020

	Principal Amount	Value
Capital Markets-(continued)
Bank of New York Mellon Corp. (The)
3.40%, 05/15/2024	$1,869,000	$2,065,744
3.25%, 09/11/2024	1,877,000	2,074,284
2.10%, 10/24/2024(c)	3,720,000	3,969,374
Series 12, 3.65%, 02/04/2024	2,974,000	3,283,760
BlackRock, Inc., 3.50%, 03/18/2024	3,902,000	4,310,597
Brookfield Finance, Inc. (Canada), 4.00%, 04/01/2024	2,939,000	3,233,705
Credit Suisse AG (Switzerland), 3.63%, 09/09/2024	11,450,000	12,776,385
Goldman Sachs Group, Inc. (The)
4.00%, 03/03/2024	11,322,000	12,552,036
3.85%, 07/08/2024	8,471,000	9,373,993
Moody’s Corp., 4.88%, 02/15/2024	2,111,000	2,392,677
Morgan Stanley
3.70%, 10/23/2024	11,332,000	12,661,766
Series F, 3.88%, 04/29/2024	11,347,000	12,628,809
Nasdaq, Inc., 4.25%, 06/01/2024	1,979,000	2,219,663
State Street Corp., 3.30%, 12/16/2024	3,773,000	4,215,715
Stifel Financial Corp., 4.25%, 07/18/2024 .	2,207,000	2,447,344

		92,486,647

Chemicals-1.19%
Dow Chemical Co. (The), 3.50%, 10/01/2024	3,386,000	3,708,368
LyondellBasell Industries N.V., 5.75%, 04/15/2024	3,750,000	4,331,873
Nutrien Ltd. (Canada), 3.63%, 03/15/2024	2,617,000	2,859,613
Sherwin-Williams Co. (The), 3.13%, 06/01/2024	1,835,000	1,994,700

		12,894,554

Communications Equipment-0.81%
Cisco Systems, Inc., 3.63%, 03/04/2024	3,727,000	4,148,416
Juniper Networks, Inc., 4.50%, 03/15/2024	1,944,000	2,186,442
Motorola Solutions, Inc., 4.00%, 09/01/2024	2,230,000	2,477,983

		8,812,841

Construction & Engineering-0.14%
Fluor Corp., 3.50%, 12/15/2024	1,883,000	1,466,386

Consumer Finance-2.34%
Ally Financial, Inc., 5.13%, 09/30/2024	2,618,000	2,933,285
American Express Co.
3.00%, 10/30/2024	6,176,000	6,738,829
3.63%, 12/05/2024	2,267,000	2,524,464
Capital One Financial Corp., 3.75%, 04/24/2024	2,859,000	3,136,507
Discover Bank, 2.45%, 09/12/2024	2,800,000	2,969,782
Discover Financial Services, 3.95%, 11/06/2024	1,914,000	2,109,805
Synchrony Financial, 4.25%, 08/15/2024	4,644,000	4,990,005

		25,402,677

Containers & Packaging-0.25%
International Paper Co., 3.65%, 06/15/2024	2,495,000	2,763,137

	Principal Amount	Value
Diversified Financial Services-0.49%
MidAmerican Energy Co., 3.50%, 10/15/2024	$1,863,000	$2,072,239
ORIX Corp. (Japan), 3.25%, 12/04/2024	2,980,000	3,245,729

		5,317,968

Diversified Telecommunication Services-1.60%
AT&T, Inc., 4.45%, 04/01/2024	4,546,000	5,108,547
Verizon Communications, Inc.
4.15%, 03/15/2024	2,993,000	3,344,813
3.50%, 11/01/2024	8,028,000	8,942,573

		17,395,933

Electric Utilities-1.49%
Avangrid, Inc., 3.15%, 12/01/2024	2,309,000	2,529,078
Duke Energy Corp., 3.75%, 04/15/2024	3,771,000	4,158,869
Edison International, 3.55%, 11/15/2024	1,886,000	2,011,616
Evergy, Inc., 2.45%, 09/15/2024	2,994,000	3,181,380
Florida Power & Light Co., 3.25%, 06/01/2024	1,876,000	2,039,974
Interstate Power and Light Co., 3.25%, 12/01/2024	1,994,000	2,201,029

		16,121,946

Electronic Equipment, Instruments & Components-0.57%
Arrow Electronics, Inc., 3.25%, 09/08/2024	1,903,000	2,047,124
Ingram Micro, Inc., 5.45%, 12/15/2024	1,741,000	1,869,242
Keysight Technologies, Inc., 4.55%, 10/30/2024	2,007,000	2,269,702

		6,186,068

Entertainment-0.54%
Walt Disney Co. (The), 1.75%, 08/30/2024	5,600,000	5,834,797

Equity REITs-3.00%
American Tower Corp., 5.00%, 02/15/2024	3,924,000	4,478,866
Boston Properties L.P., 3.80%, 02/01/2024	2,826,000	3,075,614
Brixmor Operating Partnership L.P., 3.65%, 06/15/2024	2,046,000	2,156,110
Crown Castle International Corp., 3.20%, 09/01/2024	2,797,000	3,037,080
CyrusOne L.P./CyrusOne Finance Corp., 2.90%, 11/15/2024	2,129,000	2,279,190
Healthpeak Properties, Inc., 3.88%, 08/15/2024	3,052,000	3,405,503
Simon Property Group L.P.
3.75%, 02/01/2024	2,283,000	2,477,983
2.00%, 09/13/2024	3,797,000	3,929,417
3.38%, 10/01/2024	3,374,000	3,663,251
VEREIT Operating Partnership L.P., 4.60%, 02/06/2024	1,862,000	2,005,504
WP Carey, Inc., 4.60%, 04/01/2024	1,864,000	2,051,125

		32,559,643

Food & Staples Retailing-2.28%
Costco Wholesale Corp., 2.75%, 05/18/2024	3,773,000	4,084,114
Kroger Co. (The), 4.00%, 02/01/2024	1,907,000	2,104,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2020

	Principal Amount	Value
Food & Staples Retailing-(continued)
Walgreens Boots Alliance, Inc., 3.80%, 11/18/2024	$7,466,000	$8,254,909
Walmart, Inc.
3.30%, 04/22/2024	5,683,000	6,218,655
2.65%, 12/15/2024	3,760,000	4,086,463

		24,748,416

Food Products-1.35%
Bunge Ltd. Finance Corp., 4.35%, 03/15/2024	2,228,000	2,450,528
General Mills, Inc., 3.65%, 02/15/2024	1,817,000	1,991,863
McCormick & Co., Inc., 3.15%, 08/15/2024	2,665,000	2,904,713
Mondelez International, Inc., 4.00%, 02/01/2024	1,972,000	2,193,909
Tyson Foods, Inc., 3.95%, 08/15/2024	4,608,000	5,136,428

		14,677,441

Gas Utilities-0.19%
Southern California Gas Co., 3.15%, 09/15/2024	1,938,000	2,102,150

Health Care Equipment & Supplies-1.71%
Becton, Dickinson and Co.
3.36%, 06/06/2024	6,551,000	7,134,405
3.73%, 12/15/2024	5,197,000	5,775,651
Medtronic, Inc., 3.63%, 03/15/2024	2,909,000	3,202,536
Stryker Corp., 3.38%, 05/15/2024	2,282,000	2,495,954

		18,608,546

Health Care Providers & Services-5.41%
Aetna, Inc., 3.50%, 11/15/2024	2,822,000	3,114,103
AmerisourceBergen Corp., 3.40%, 05/15/2024	1,919,000	2,090,118
Anthem, Inc.
3.50%, 08/15/2024	3,001,000	3,306,744
3.35%, 12/01/2024	3,304,000	3,656,561
Cardinal Health, Inc., 3.08%, 06/15/2024	2,862,000	3,091,623
Centene Corp., 4.63%, 12/15/2029	12,700,000	13,951,267
Cigna Corp., 3.50%, 06/15/2024	2,610,000	2,864,058
CommonSpirit Health, 2.76%, 10/01/2024	2,781,000	2,921,143
CVS Health Corp., 3.38%, 08/12/2024	2,478,000	2,720,825
DH Europe Finance II S.a.r.l., 2.20%, 11/15/2024	2,893,000	3,066,829
HCA, Inc., 5.00%, 03/15/2024	7,412,000	8,382,151
Humana, Inc., 3.85%, 10/01/2024	2,294,000	2,539,788
Laboratory Corp. of America Holdings, 3.25%, 09/01/2024	2,210,000	2,422,164
McKesson Corp., 3.80%, 03/15/2024	4,144,000	4,553,334

		58,680,708

Hotels, Restaurants & Leisure-0.19%
McDonald’s Corp., 3.25%, 06/10/2024	1,840,000	2,023,412

Household Durables-0.43%
D.R. Horton, Inc., 2.50%, 10/15/2024	1,900,000	2,027,589
Lennar Corp., 4.50%, 04/30/2024	2,420,000	2,601,512

		4,629,101

	Principal Amount	Value
Household Products-0.36%
Clorox Co. (The), 3.50%, 12/15/2024	$1,727,000	$1,913,185
Colgate-Palmolive Co., 3.25%, 03/15/2024	1,833,000	2,015,824

		3,929,009

Industrial Conglomerates-0.53%
General Electric Co.
3.38%, 03/11/2024(c)	1,650,000	1,778,268
3.45%, 05/15/2024	1,935,000	2,085,961
Roper Technologies, Inc., 2.35%, 09/15/2024	1,732,000	1,837,968

		5,702,197

Insurance-2.97%
Aflac, Inc., 3.63%, 11/15/2024	2,824,000	3,194,057
American International Group, Inc., 4.13%, 02/15/2024	4,024,000	4,486,934
Aon PLC, 3.50%, 06/14/2024	2,412,000	2,653,202
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/2024(c)	1,847,000	2,085,699
Brown & Brown, Inc., 4.20%, 09/15/2024	1,883,000	2,089,993
Chubb INA Holdings, Inc., 3.35%, 05/15/2024	2,643,000	2,911,034
CNA Financial Corp., 3.95%, 05/15/2024	2,031,000	2,244,988
Marsh & McLennan Cos., Inc., 3.50%, 06/03/2024	2,289,000	2,514,802
MetLife, Inc., 3.60%, 04/10/2024	3,771,000	4,199,062
Prudential Financial, Inc., 3.50%, 05/15/2024	2,763,000	3,076,912
Willis North America, Inc., 3.60%, 05/15/2024	2,485,000	2,722,497

		32,179,180

Interactive Media & Services-0.32%
Alphabet, Inc., 3.38%, 02/25/2024	3,121,000	3,444,209

Internet & Direct Marketing Retail-1.94%
Amazon.com, Inc.
2.80%, 08/22/2024	7,535,000	8,210,910
3.80%, 12/05/2024	4,777,000	5,418,193
eBay, Inc., 3.45%, 08/01/2024(c)	2,786,000	3,062,856
Expedia Group, Inc., 4.50%, 08/15/2024(c)	1,829,000	1,923,005
QVC, Inc., 4.85%, 04/01/2024	2,253,000	2,394,939

		21,009,903

IT Services-2.70%
DXC Technology Co., 4.25%, 04/15/2024	1,751,000	1,905,487
Fidelity National Information Services, Inc., 3.88%, 06/05/2024	1,535,000	1,697,136
Fiserv, Inc., 2.75%, 07/01/2024	7,369,000	7,918,497
International Business Machines Corp., 3.63%, 02/12/2024	7,400,000	8,169,332
Mastercard, Inc., 3.38%, 04/01/2024	3,795,000	4,194,935
PayPal Holdings, Inc., 2.40%, 10/01/2024	5,113,000	5,462,387

		29,347,774

Leisure Products-0.18%
Hasbro, Inc., 3.00%, 11/19/2024	1,800,000	1,908,981

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2020

	Principal Amount	Value
Life Sciences Tools & Services-0.38%
Thermo Fisher Scientific, Inc., 4.15%, 02/01/2024	$3,758,000	$4,171,383

Machinery-2.51%
Caterpillar Financial Services Corp.
2.15%, 11/08/2024	3,777,000	4,020,691
3.25%, 12/01/2024	2,324,000	2,574,659
Caterpillar, Inc., 3.40%, 05/15/2024	3,731,000	4,102,044
CNH Industrial Capital LLC, 4.20%, 01/15/2024	1,807,000	1,946,312
Illinois Tool Works, Inc., 3.50%, 03/01/2024	2,595,000	2,850,081
John Deere Capital Corp.
3.35%, 06/12/2024	1,844,000	2,040,314
2.65%, 06/24/2024	2,307,000	2,487,973
Parker-Hannifin Corp., 3.30%, 11/21/2024	1,654,000	1,819,002
Trane Technologies Luxembourg Finance S.A., 3.55%, 11/01/2024	1,928,000	2,136,380
Wabtec Corp., 4.40%, 03/15/2024	3,038,000	3,305,592

		27,283,048

Media-2.55%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	4,266,000	4,759,425
Comcast Corp.
3.00%, 02/01/2024	4,704,000	5,088,720
3.60%, 03/01/2024	4,578,000	5,076,771
Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	2,177,000	2,419,278
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	2,840,000	3,148,150
ViacomCBS, Inc.
3.88%, 04/01/2024	1,827,000	1,995,870
3.70%, 08/15/2024	1,950,000	2,140,684
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	2,795,000	3,069,931

		27,698,829

Metals & Mining-0.30%
ArcelorMittal S.A. (Luxembourg), 3.60%, 07/16/2024	3,094,000	3,251,361

Multiline Retail-0.40%
Target Corp., 3.50%, 07/01/2024	3,920,000	4,363,557

Multi-Utilities-0.41%
Dominion Energy Gas Holdings LLC, Series A, 2.50%, 11/15/2024	2,270,000	2,432,692
Sempra Energy, 3.55%, 06/15/2024	1,844,000	2,016,074

		4,448,766

Oil, Gas & Consumable Fuels-11.62%
Boardwalk Pipelines L.P., 4.95%, 12/15/2024	2,287,000	2,495,969
BP Capital Markets PLC (United Kingdom)
3.81%, 02/10/2024	4,772,000	5,266,470
3.54%, 11/04/2024	2,845,000	3,157,624
Canadian Natural Resources Ltd. (Canada), 3.80%, 04/15/2024	1,854,000	2,002,139

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	$4,649,000	$5,422,058
Chevron Corp., 2.90%, 03/03/2024	3,760,000	4,054,589
Cimarex Energy Co., 4.38%, 06/01/2024	2,817,000	3,034,383
Continental Resources, Inc., 3.80%, 06/01/2024	3,730,000	3,683,636
Diamondback Energy, Inc., 2.88%, 12/01/2024	3,775,000	3,894,131
Enable Midstream Partners L.P., 3.90%, 05/15/2024	2,190,000	2,177,288
Enbridge, Inc. (Canada), 3.50%, 06/10/2024	1,866,000	2,025,785
Enterprise Products Operating LLC, 3.90%, 02/15/2024	3,305,000	3,639,758
Equinor ASA (Norway), 3.70%, 03/01/2024	3,753,000	4,176,812
Exxon Mobil Corp.
3.18%, 03/15/2024	4,203,000	4,563,072
2.02%, 08/16/2024	3,780,000	4,007,194
Husky Energy, Inc. (Canada), 4.00%, 04/15/2024	2,800,000	2,959,765
Kinder Morgan Energy Partners L.P.
4.15%, 02/01/2024	2,454,000	2,690,522
4.30%, 05/01/2024	2,292,000	2,543,502
4.25%, 09/01/2024	2,424,000	2,705,757
Marathon Petroleum Corp., 3.63%, 09/15/2024	2,774,000	2,994,663
MPLX L.P., 4.88%, 12/01/2024	4,332,000	4,892,697
Newfield Exploration Co., 5.63%, 07/01/2024	3,682,000	3,747,052
Noble Energy, Inc., 3.90%, 11/15/2024	2,474,000	2,748,069
Plains All American Pipeline L.P./PAA Finance Corp., 3.60%, 11/01/2024	2,721,000	2,840,098
Sabine Pass Liquefaction LLC, 5.75%, 05/15/2024	7,600,000	8,700,023
Shell International Finance B.V. (Netherlands), 2.00%, 11/07/2024	4,789,000	5,070,170
Spectra Energy Partners L.P., 4.75%, 03/15/2024	3,802,000	4,275,139
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	2,841,000	3,134,355
Sunoco Logistics Partners Operations L.P., 4.25%, 04/01/2024	1,864,000	1,984,716
Total Capital International S.A. (France)
3.70%, 01/15/2024	3,763,000	4,167,824
3.75%, 04/10/2024	4,657,000	5,183,360
Williams Cos., Inc. (The)
4.30%, 03/04/2024	3,779,000	4,154,093
4.55%, 06/24/2024	4,696,000	5,278,366
WPX Energy, Inc., 5.25%, 09/15/2024	2,400,000	2,454,276

		126,125,355

Paper & Forest Products-0.21%
Georgia-Pacific LLC, 8.00%, 01/15/2024	1,845,000	2,306,697

Personal Products-0.94%
Estee Lauder Cos., Inc. (The), 2.00%, 12/01/2024	1,800,000	1,909,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2020

	Principal Amount	Value
Personal Products-(continued)
Unilever Capital Corp. (United Kingdom)
3.25%, 03/07/2024	$3,600,000	$3,930,226
2.60%, 05/05/2024	4,103,000	4,411,031

		10,250,612

Pharmaceuticals-1.68%
Novartis Capital Corp. (Switzerland), 3.40%, 05/06/2024	8,055,000	8,907,470
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	2,700,000	2,927,362
Pfizer, Inc., 3.40%, 05/15/2024	3,763,000	4,161,133
Wyeth LLC, 6.45%, 02/01/2024	1,838,000	2,199,755

		18,195,720

Professional Services-0.32%
Equifax, Inc., 2.60%, 12/01/2024	3,220,000	3,444,991

Road & Rail-0.68%
Burlington Northern Santa Fe LLC
3.75%, 04/01/2024	1,906,000	2,110,759
3.40%, 09/01/2024	2,622,000	2,910,619
CSX Corp., 3.40%, 08/01/2024	2,119,000	2,352,724

		7,374,102

Semiconductors & Semiconductor Equipment-2.69%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	9,332,000	10,086,644
Intel Corp., 2.88%, 05/11/2024	4,389,000	4,754,339
KLA Corp., 4.65%, 11/01/2024	4,623,000	5,316,477
QUALCOMM, Inc., 2.90%, 05/20/2024	5,490,000	5,934,588
Xilinx, Inc., 2.95%, 06/01/2024	2,852,000	3,086,103

		29,178,151

Software-2.32%
Microsoft Corp., 2.88%, 02/06/2024	8,259,000	8,920,678
Oracle Corp.
3.40%, 07/08/2024	7,365,000	8,104,119
2.95%, 11/15/2024	7,446,000	8,109,551

		25,134,348

Specialty Retail-0.42%
Home Depot, Inc. (The), 3.75%, 02/15/2024	4,083,000	4,520,879

Technology Hardware, Storage & Peripherals-3.39%
Apple, Inc.
3.00%, 02/09/2024	6,706,000	7,250,645
3.45%, 05/06/2024	9,292,000	10,293,796
2.85%, 05/11/2024	6,515,000	7,054,277
1.80%, 09/11/2024	2,817,000	2,961,017
Hewlett Packard Enterprise Co.
1.45%, 04/01/2024	3,050,000	3,085,381
4.65%, 10/01/2024	3,615,000	4,090,782
Seagate HDD Cayman, 4.88%, 03/01/2024	1,894,000	2,079,256

		36,815,154

	Principal Amount	Value
Tobacco-1.18%
Altria Group, Inc., 4.00%, 01/31/2024	$5,269,000	$5,832,290
BAT Capital Corp. (United Kingdom), 2.79%, 09/06/2024	3,663,000	3,903,610
Philip Morris International, Inc., 3.25%, 11/10/2024	2,814,000	3,121,937

		12,857,837

Trading Companies & Distributors-0.18%
Air Lease Corp., 4.25%, 09/15/2024	1,876,000	1,959,093

Wireless Telecommunication Services-0.79%
Vodafone Group PLC (United Kingdom), 3.75%, 01/16/2024	7,769,000	8,526,664

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,008,192,831)		1,067,169,705

	Shares
Money Market Funds-0.76%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $8,284,417)	8,284,417	8,284,417

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.09% (Cost $1,016,477,248)		1,075,454,122

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.40%
Invesco Private Government Fund, 0.03%(d)(e)(f)	3,209,607	3,209,607
Invesco Private Prime Fund, 0.14%(d)(e)(f)	1,069,677	1,069,891

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,279,498)		4,279,498

TOTAL INVESTMENTS IN SECURITIES-99.49% (Cost $1,020,756,746)		1,079,733,620
OTHER ASSETS LESS LIABILITIES-0.51%		5,517,333

NET ASSETS-100.00%		$1,085,250,953

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2020 represented less than 1% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$1,530,893	$131,280,254	$(124,526,730)	$-	$-	$8,284,417	$44,915

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	906,602	39,166,374	(40,072,976)	-	-	-	21,333	*

Invesco Liquid Assets Portfolio, Institutional Class	302,212	12,232,661	(12,534,215)	-	(658)	-	8,201	*

Invesco Private Government Fund	-	22,501,726	(19,292,119)	-	-	3,209,607	474	*

Invesco Private Prime Fund	-	5,079,750	(4,009,975)	-	116	1,069,891	320	*

Total	$2,739,707	$210,260,765	$(200,436,015)	$-	$(542)	$12,563,915	$75,243

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.13%
Aerospace & Defense-3.00%
Boeing Co. (The), 4.88%, 05/01/2025	$4,452,000	$4,849,367
General Dynamics Corp.
3.25%, 04/01/2025	1,088,000	1,210,750
3.50%, 05/15/2025	1,255,000	1,411,027
Howmet Aerospace, Inc., 6.88%, 05/01/2025	1,782,000	2,027,568
L3Harris Technologies, Inc., 3.83%, 04/27/2025	949,000	1,067,847
Lockheed Martin Corp., 2.90%, 03/01/2025	1,196,000	1,310,264
Northrop Grumman Corp., 2.93%, 01/15/2025	2,280,000	2,489,761
Precision Castparts Corp., 3.25%, 06/15/2025	1,372,000	1,536,341
Raytheon Technologies Corp., 3.95%, 08/16/2025	2,675,000	3,066,415

		18,969,340

Air Freight & Logistics-0.52%
FedEx Corp.
3.20%, 02/01/2025	974,000	1,070,941
3.80%, 05/15/2025	492,000	556,277
United Parcel Service, Inc., 3.90%, 04/01/2025	1,484,000	1,693,742

		3,320,960

Airlines-0.31%
Southwest Airlines Co., 5.25%, 05/04/2025	1,782,000	1,946,921

Auto Components-0.38%
BorgWarner, Inc., 3.38%, 03/15/2025(b)	1,206,000	1,314,938
Magna International, Inc. (Canada), 4.15%, 10/01/2025	963,000	1,099,350

		2,414,288

Automobiles-2.78%
American Honda Finance Corp., 1.20%, 07/08/2025	1,088,000	1,099,406
General Motors Co.
4.00%, 04/01/2025	924,000	999,319
6.13%, 10/01/2025	2,770,000	3,254,751
General Motors Financial Co., Inc.
4.00%, 01/15/2025	1,848,000	1,990,897
2.90%, 02/26/2025	2,132,000	2,209,041
4.35%, 04/09/2025	2,087,000	2,285,465
4.30%, 07/13/2025	1,333,000	1,454,128
Toyota Motor Credit Corp.
1.80%, 02/13/2025	1,404,000	1,469,470
3.00%, 04/01/2025	1,880,000	2,070,353
3.40%, 04/14/2025	674,000	753,450

		17,586,280

Banks-13.64%
Banco Santander S.A. (Spain), 2.75%, 05/28/2025	2,000,000	2,128,954
Bank of America Corp.
4.00%, 01/22/2025	2,940,000	3,296,776
3.88%, 08/01/2025	3,119,000	3,561,097
Series L, 3.95%, 04/21/2025	4,091,000	4,598,882

	Principal Amount	Value
Banks-(continued)
CIT Group, Inc., 5.25%, 03/07/2025	$495,000	$540,738
Citigroup, Inc.
3.88%, 03/26/2025	1,398,000	1,555,952
3.30%, 04/27/2025	2,751,000	3,057,071
4.40%, 06/10/2025	4,022,000	4,589,668
5.50%, 09/13/2025	2,223,000	2,652,538
Citizens Bank N.A., 2.25%, 04/28/2025	500,000	532,911
Citizens Financial Group, Inc., 4.30%, 12/03/2025	1,172,000	1,349,619
Cooperatieve Rabobank U.A. (Netherlands), 4.38%, 08/04/2025	2,050,000	2,340,203
Fifth Third Bancorp, 2.38%, 01/28/2025	1,220,000	1,297,465
Fifth Third Bank, 3.95%, 07/28/2025	1,200,000	1,382,774
HSBC Holdings PLC (United Kingdom), 4.25%, 08/18/2025	2,100,000	2,332,311
Huntington Bancshares, Inc., 4.00%, 05/15/2025	672,000	766,759
JPMorgan Chase & Co.
3.13%, 01/23/2025	4,288,000	4,683,620
3.90%, 07/15/2025	3,797,000	4,321,711
KeyBank N.A., 3.30%, 06/01/2025	1,500,000	1,684,308
Lloyds Banking Group PLC (United Kingdom), 4.58%, 12/10/2025	2,200,000	2,480,133
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.19%, 02/25/2025	4,000,000	4,210,573
3.78%, 03/02/2025	1,159,000	1,302,346
MUFG Americas Holdings Corp., 3.00%, 02/10/2025	656,000	708,375
PNC Bank N.A., 3.25%, 06/01/2025	1,500,000	1,676,053
Santander Holdings USA, Inc.
3.45%, 06/02/2025	1,386,000	1,494,744
4.50%, 07/17/2025	1,772,000	1,962,341
Sumitomo Mitsui Banking Corp. (Japan), 3.65%, 07/23/2025	800,000	900,578
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.35%, 01/15/2025	2,000,000	2,125,871
1.47%, 07/08/2025	1,800,000	1,840,812
Truist Bank
1.50%, 03/10/2025	2,000,000	2,075,460
3.63%, 09/16/2025	1,900,000	2,157,889
Truist Financial Corp.
4.00%, 05/01/2025	1,376,000	1,572,654
3.70%, 06/05/2025	1,527,000	1,740,659
1.20%, 08/05/2025(b)	1,055,000	1,079,780
U.S. Bank N.A., 2.05%, 01/21/2025	1,500,000	1,589,880
US Bancorp, 1.45%, 05/12/2025	1,286,000	1,334,586
Wells Fargo & Co.
3.00%, 02/19/2025	4,323,000	4,693,566
3.55%, 09/29/2025	4,218,000	4,726,716

		86,346,373

Beverages-1.48%
Coca-Cola Co. (The)
2.95%, 03/25/2025	212,000	234,136
2.88%, 10/27/2025	3,169,000	3,515,836
Diageo Capital PLC (United Kingdom), 1.38%, 09/29/2025	1,000,000	1,032,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2020

	Principal Amount	Value
Beverages-(continued)
Keurig Dr Pepper, Inc., 3.40%, 11/15/2025	$764,000	$856,621
PepsiCo, Inc.
2.25%, 03/19/2025	492,000	528,863
2.75%, 04/30/2025	1,670,000	1,826,684
3.50%, 07/17/2025	1,203,000	1,362,235

		9,357,135

Biotechnology-2.77%
AbbVie, Inc., 3.60%, 05/14/2025	6,437,000	7,188,642
Amgen, Inc., 3.13%, 05/01/2025	1,765,000	1,950,013
Baxalta, Inc., 4.00%, 06/23/2025	1,673,000	1,917,220
Biogen, Inc., 4.05%, 09/15/2025	2,847,000	3,284,538
Gilead Sciences, Inc., 3.50%, 02/01/2025	2,847,000	3,194,832

		17,535,245

Building Products-0.31%
Fortune Brands Home & Security, Inc., 4.00%, 06/15/2025	773,000	883,316
Masco Corp., 4.45%, 04/01/2025	918,000	1,060,662

		1,943,978

Capital Markets-6.68%
Ameriprise Financial, Inc., 3.00%, 04/02/2025	690,000	756,915
Ares Capital Corp.
4.25%, 03/01/2025	1,061,000	1,096,746
3.25%, 07/15/2025	1,049,000	1,049,807
Bank of New York Mellon Corp. (The) 1.60%, 04/24/2025	990,000	1,034,042
Series G, 3.00%, 02/24/2025	1,113,000	1,226,385
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	897,000	990,996
Charles Schwab Corp. (The), 3.85%, 05/21/2025	1,225,000	1,405,241
CME Group, Inc., 3.00%, 03/15/2025	1,198,000	1,313,880
Credit Suisse AG (Switzerland), 2.95%, 04/09/2025	1,500,000	1,649,054
Goldman Sachs Group, Inc. (The)
3.50%, 01/23/2025	4,517,000	4,967,353
3.50%, 04/01/2025	990,000	1,098,091
3.75%, 05/22/2025	3,571,000	4,003,034
4.25%, 10/21/2025	3,450,000	3,934,448
Morgan Stanley
4.00%, 07/23/2025	4,474,000	5,124,818
5.00%, 11/24/2025	3,141,000	3,700,768
Nomura Holdings, Inc. (Japan), 1.85%, 07/16/2025	2,200,000	2,248,644
Northern Trust Corp., 3.95%, 10/30/2025	1,340,000	1,556,110
Owl Rock Capital Corp., 3.75%, 07/22/2025	790,000	791,402
S&P Global, Inc., 4.00%, 06/15/2025	1,031,000	1,180,750
State Street Corp., 3.55%, 08/18/2025	1,975,000	2,254,279
TD Ameritrade Holding Corp., 3.63%, 04/01/2025	795,000	895,213

		42,277,976

Chemicals-0.74%
Air Products and Chemicals, Inc., 1.50%, 10/15/2025	790,000	824,340
Eastman Chemical Co., 3.80%, 03/15/2025	1,487,000	1,646,762

	Principal Amount	Value
Chemicals-(continued)
EI du Pont de Nemours and Co., 1.70%, 07/15/2025	$690,000	$718,270
LYB International Finance III LLC, 2.88%, 05/01/2025	690,000	741,997
Nutrien Ltd. (Canada), 3.38%, 03/15/2025(b)	674,000	747,823

		4,679,192

Commercial Services & Supplies-0.33%
Republic Services, Inc., 3.20%, 03/15/2025	801,000	881,238
Waste Management, Inc., 3.13%, 03/01/2025	1,089,000	1,196,912

		2,078,150

Communications Equipment-0.17%
Cisco Systems, Inc., 3.50%, 06/15/2025	949,000	1,086,118

Consumer Finance-1.69%
Ally Financial, Inc.
4.63%, 03/30/2025	886,000	981,527
5.80%, 05/01/2025	1,088,000	1,258,388
Capital One Financial Corp.
3.20%, 02/05/2025	1,531,000	1,670,197
4.25%, 04/30/2025	1,520,000	1,737,896
4.20%, 10/29/2025	2,275,000	2,552,478
Discover Financial Services, 3.75%, 03/04/2025	788,000	861,000
Synchrony Financial, 4.50%, 07/23/2025	1,531,000	1,667,114

		10,728,600

Containers & Packaging-0.19%
WRKCo, Inc., 3.75%, 03/15/2025	1,089,000	1,225,577

Diversified Consumer Services-0.05%
Yale University, Series 2020, 0.87%, 04/15/2025	294,000	297,685

Diversified Financial Services-0.16%
National Rural Utilities Cooperative Finance Corp., 2.85%, 01/27/2025	918,000	1,004,742

Diversified Telecommunication Services-2.53%

AT&T, Inc., 3.40%, 05/15/2025	8,512,000	9,478,113
Verizon Communications, Inc., 3.38%, 02/15/2025	5,837,000	6,538,138

		16,016,251

Electric Utilities-2.27%
Avangrid, Inc., 3.20%, 04/15/2025	1,002,000	1,107,489
Duke Energy Progress LLC, 3.25%, 08/15/2025	782,000	878,413
Exelon Corp., 3.95%, 06/15/2025	1,502,000	1,717,509
Exelon Generation Co. LLC, 3.25%, 06/01/2025	1,286,000	1,421,667
Florida Power & Light Co.
2.85%, 04/01/2025	1,584,000	1,742,330
3.13%, 12/01/2025	947,000	1,057,602
NextEra Energy Capital Holdings, Inc., 2.75%, 05/01/2025	1,880,000	2,044,624
Pacific Gas and Electric Co., 3.45%, 07/01/2025	1,286,000	1,349,734
Pinnacle West Capital Corp., 1.30%, 06/15/2025	690,000	704,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

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August 31, 2020

	Principal Amount	Value
Electric Utilities-(continued)
Southern Power Co., 4.15%, 12/01/2025	$974,000	$1,120,902
Xcel Energy, Inc., 3.30%, 06/01/2025	1,113,000	1,234,984

		14,379,722

Electrical Equipment-0.19%
Emerson Electric Co., 3.15%, 06/01/2025	1,067,000	1,188,616

Energy Equipment & Services-0.60%
Halliburton Co., 3.80%, 11/15/2025	3,443,000	3,780,297

Entertainment-0.45%
TWDC Enterprises 18 Corp., 3.15%, 09/17/2025	1,041,000	1,162,517
Walt Disney Co. (The), 3.35%, 03/24/2025	1,504,000	1,676,372

		2,838,889

Equity REITs-3.79%
Alexandria Real Estate Equities, Inc., 3.45%, 04/30/2025	891,000	992,744
American Tower Corp.
2.40%, 03/15/2025	1,088,000	1,160,991
4.00%, 06/01/2025	1,207,000	1,370,739
1.30%, 09/15/2025	690,000	701,003
AvalonBay Communities, Inc., 3.45%, 06/01/2025	1,025,000	1,150,117
Boston Properties L.P., 3.20%, 01/15/2025	1,679,000	1,827,527
Brixmor Operating Partnership L.P., 3.85%, 02/01/2025	1,225,000	1,299,987
Crown Castle International Corp., 1.35%, 07/15/2025	690,000	701,291
Essex Portfolio L.P., 3.50%, 04/01/2025	782,000	865,794
GLP Capital L.P./GLP Financing II, Inc., 5.25%, 06/01/2025	1,240,000	1,345,140
Healthpeak Properties, Inc.
3.40%, 02/01/2025	974,000	1,075,121
4.00%, 06/01/2025	1,328,000	1,498,411
Host Hotels & Resorts L.P., Series E, 4.00%, 06/15/2025	949,000	992,883
Kimco Realty Corp., 3.30%, 02/01/2025	674,000	724,210
Prologis L.P., 3.75%, 11/01/2025	1,092,000	1,253,328
Realty Income Corp., 3.88%, 04/15/2025	1,058,000	1,199,398
Simon Property Group L.P., 3.50%, 09/01/2025	1,680,000	1,849,378
SITE Centers Corp., 3.63%, 02/01/2025	505,000	517,620
Ventas Realty L.P., 3.50%, 02/01/2025	974,000	1,050,703
Welltower, Inc., 4.00%, 06/01/2025	2,143,000	2,415,842

		23,992,227

Food & Staples Retailing-0.84%
Sysco Corp.
3.55%, 03/15/2025	673,000	735,024
3.75%, 10/01/2025	1,653,000	1,823,367
Walmart, Inc., 3.55%, 06/26/2025	2,432,000	2,773,753

		5,332,144

Food Products-1.60%
Campbell Soup Co., 3.95%, 03/15/2025	1,380,000	1,557,159
General Mills, Inc., 4.00%, 04/17/2025	1,379,000	1,570,576
JM Smucker Co. (The), 3.50%, 03/15/2025	1,510,000	1,697,365

	Principal Amount	Value
Food Products-(continued)
Kraft Heinz Foods Co. (The), 3.95%, 07/15/2025	$3,458,000	$3,758,936
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	1,334,000	1,552,193

		10,136,229

Health Care Equipment & Supplies-2.79%
Abbott Laboratories, 2.95%, 03/15/2025	1,536,000	1,685,933
Boston Scientific Corp.
3.85%, 05/15/2025	1,328,000	1,510,178
1.90%, 06/01/2025	592,000	621,014
Danaher Corp., 3.35%, 09/15/2025	782,000	873,365
Medtronic, Inc., 3.50%, 03/15/2025	6,739,000	7,590,442
Stryker Corp.
1.15%, 06/15/2025	492,000	500,329
3.38%, 11/01/2025	1,208,000	1,357,708
Zimmer Biomet Holdings, Inc., 3.55%, 04/01/2025	3,138,000	3,489,836

		17,628,805

Health Care Providers & Services-5.68%
AmerisourceBergen Corp., 3.25%, 03/01/2025	923,000	1,015,816
Anthem, Inc., 2.38%, 01/15/2025	2,185,000	2,333,267
Cardinal Health, Inc., 3.75%, 09/15/2025	1,071,000	1,205,829
Centene Corp., 4.75%, 01/15/2025	1,386,000	1,427,580
Cigna Corp., 4.13%, 11/15/2025	3,266,000	3,778,969
CVS Health Corp.
4.10%, 03/25/2025	8,288,000	9,457,031
3.88%, 07/20/2025	5,030,000	5,702,528
HCA, Inc., 5.25%, 04/15/2025	2,375,000	2,771,292
Humana, Inc., 4.50%, 04/01/2025	890,000	1,031,005
Laboratory Corp. of America Holdings, 3.60%, 02/01/2025	1,973,000	2,201,076
Quest Diagnostics, Inc., 3.50%, 03/30/2025	924,000	1,026,891
UnitedHealth Group, Inc., 3.75%, 07/15/2025	3,458,000	3,966,717

		35,918,001

Hotels, Restaurants & Leisure-1.43%
Las Vegas Sands Corp., 2.90%, 06/25/2025	1,224,000	1,218,834
Marriott International, Inc., Series EE, 5.75%, 05/01/2025	1,978,000	2,223,587
McDonald’s Corp.
3.38%, 05/26/2025	1,047,000	1,171,304
3.30%, 07/01/2025	1,100,000	1,231,354
1.45%, 09/01/2025	790,000	817,227
Starbucks Corp., 3.80%, 08/15/2025	2,116,000	2,408,250

		9,070,556

Household Durables-0.21%
DR Horton, Inc., 2.60%, 10/15/2025	294,000	315,567
Lennar Corp., 4.75%, 05/30/2025	935,000	1,026,261

		1,341,828

Household Products-0.19%
Procter & Gamble Co. (The), 2.45%, 03/25/2025	1,088,000	1,181,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

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August 31, 2020

	Principal Amount	Value
Industrial Conglomerates-1.27%
3M Co.
2.00%, 02/14/2025	$1,090,000	$1,156,383
2.65%, 04/15/2025	702,000	764,279
3.00%, 08/07/2025	1,090,000	1,216,642
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	2,800,000	2,974,942
Honeywell International, Inc., 1.35%, 06/01/2025	1,880,000	1,937,967

		8,050,213

Insurance-1.69%
American International Group, Inc.
2.50%, 06/30/2025	1,830,000	1,959,733
3.75%, 07/10/2025	2,151,000	2,416,143
Aon PLC, 3.88%, 12/15/2025	1,227,000	1,409,326
Chubb INA Holdings, Inc., 3.15%, 03/15/2025	1,345,000	1,500,005
CNO Financial Group, Inc., 5.25%, 05/30/2025	670,000	766,366
Marsh & McLennan Cos., Inc., 3.50%, 03/10/2025	789,000	876,816
MetLife, Inc.
3.00%, 03/01/2025	784,000	870,550
3.60%, 11/13/2025	786,000	897,419

		10,696,358

Interactive Media & Services-0.16%
Alphabet, Inc., 0.45%, 08/15/2025	988,000	988,451

Internet & Direct Marketing Retail-1.33%
Amazon.com, Inc.
0.80%, 06/03/2025	1,782,000	1,807,546
5.20%, 12/03/2025	1,339,000	1,642,640
Booking Holdings, Inc.
3.65%, 03/15/2025	796,000	884,300
4.10%, 04/13/2025	1,386,000	1,574,371
eBay, Inc., 1.90%, 03/11/2025	1,188,000	1,247,518
QVC, Inc., 4.45%, 02/15/2025	1,194,000	1,250,715

		8,407,090

IT Services-3.04%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	1,698,000	1,921,473
DXC Technology Co., 4.13%, 04/15/2025	790,000	855,367
Fidelity National Information Services, Inc., 5.00%, 10/15/2025	1,361,000	1,632,173
Fiserv, Inc., 3.85%, 06/01/2025	1,362,000	1,547,152
International Business Machines Corp., 7.00%, 10/30/2025	929,000	1,217,758
Mastercard, Inc., 2.00%, 03/03/2025	1,242,000	1,327,471
PayPal Holdings, Inc., 1.65%, 06/01/2025	1,386,000	1,443,927
VeriSign, Inc., 5.25%, 04/01/2025	914,000	1,026,061
Visa, Inc., 3.15%, 12/14/2025	6,683,000	7,518,837
Western Union Co. (The), 2.85%, 01/10/2025	711,000	754,102

		19,244,321

Life Sciences Tools & Services-0.30%
Thermo Fisher Scientific, Inc., 4.13%, 03/25/2025	1,682,000	1,931,717

	Principal Amount	Value
Machinery-0.75%
Caterpillar Financial Services Corp., 1.45%, 05/15/2025	$5,000	$5,182
Deere & Co., 2.75%, 04/15/2025	1,012,000	1,108,459
John Deere Capital Corp.
2.05%, 01/09/2025(b)	1,051,000	1,114,821
3.45%, 03/13/2025	1,471,000	1,658,795
Wabtec Corp., 3.20%, 06/15/2025	790,000	832,663

		4,719,920

Media-2.85%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	7,140,000	8,314,017
Comcast Corp.
3.38%, 02/15/2025	1,606,000	1,792,067
3.10%, 04/01/2025	1,204,000	1,333,574
3.38%, 08/15/2025	2,266,000	2,539,176
Fox Corp., 3.05%, 04/07/2025	888,000	973,910
ViacomCBS, Inc.
3.50%, 01/15/2025	901,000	995,307
4.75%, 05/15/2025	1,782,000	2,058,643

		18,006,694

Metals & Mining-0.27%
ArcelorMittal S.A. (Luxembourg), 6.13%, 06/01/2025	879,000	1,015,933
Nucor Corp., 2.00%, 06/01/2025	690,000	724,841

		1,740,774

Multiline Retail-1.13%
Dollar General Corp., 4.15%, 11/01/2025	916,000	1,059,500
Dollar Tree, Inc., 4.00%, 05/15/2025	1,482,000	1,681,965
Kohl’s Corp.
9.50%, 05/15/2025	890,000	1,072,784
4.25%, 07/17/2025	963,000	951,289
Target Corp., 2.25%, 04/15/2025	2,204,000	2,366,396

		7,131,934

Multi-Utilities-0.36%
Dominion Energy, Inc., 3.90%, 10/01/2025	1,096,000	1,254,069
WEC Energy Group, Inc., 3.55%, 06/15/2025	921,000	1,035,401

		2,289,470

Oil, Gas & Consumable Fuels-9.94%
BP Capital Markets America, Inc., 3.19%, 04/06/2025	1,088,000	1,200,153
BP Capital Markets PLC (United Kingdom), 3.51%, 03/17/2025	1,921,000	2,149,983
Canadian Natural Resources Ltd. (Canada), 3.90%, 02/01/2025	1,612,000	1,758,323
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025	2,658,000	3,074,798
Chevron Corp.
1.55%, 05/11/2025	2,374,000	2,473,604
3.33%, 11/17/2025	1,348,000	1,527,276
Chevron USA, Inc., 0.69%, 08/12/2025	990,000	993,305
Columbia Pipeline Group, Inc., 4.50%, 06/01/2025	1,538,000	1,792,520
Devon Energy Corp., 5.85%, 12/15/2025	914,000	1,049,409
Diamondback Energy, Inc., 5.38%, 05/31/2025	1,173,000	1,221,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

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August 31, 2020

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Enbridge Energy Partners L.P., 5.88%, 10/15/2025	$774,000	$937,525
Enbridge, Inc. (Canada), 2.50%, 01/15/2025	690,000	728,372
Energy Transfer Operating L.P., 4.05%, 03/15/2025	1,498,000	1,602,016
Enterprise Products Operating LLC, 3.75%, 02/15/2025	1,792,000	2,004,390
EOG Resources, Inc., 3.15%, 04/01/2025	787,000	868,332
Equinor ASA (Norway), 2.88%, 04/06/2025	1,880,000	2,063,894
Exxon Mobil Corp.
2.71%, 03/06/2025	2,846,000	3,087,477
2.99%, 03/19/2025	3,858,000	4,254,864
Kinder Morgan, Inc., 4.30%, 06/01/2025	3,084,000	3,501,522
Marathon Oil Corp., 3.85%, 06/01/2025	1,356,000	1,409,078
MPLX L.P.
4.00%, 02/15/2025	1,075,000	1,178,971
4.88%, 06/01/2025	1,964,000	2,245,763
ONEOK Partners L.P., 4.90%, 03/15/2025	815,000	889,938
Phillips 66 Partners L.P., 3.61%, 02/15/2025	934,000	1,007,084
Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, 10/15/2025	1,753,000	1,908,107
Sabine Pass Liquefaction LLC, 5.63%, 03/01/2025	3,198,000	3,724,975
Shell International Finance B.V. (Netherlands)
2.38%, 04/06/2025	1,336,000	1,437,101
3.25%, 05/11/2025	4,928,000	5,510,691
Spectra Energy Partners L.P., 3.50%, 03/15/2025	801,000	881,763
Total Capital International S.A. (France), 2.43%, 01/10/2025	1,701,000	1,826,880
Valero Energy Corp.
3.65%, 03/15/2025	949,000	1,041,138
2.85%, 04/15/2025	888,000	951,013
Williams Cos., Inc. (The)
3.90%, 01/15/2025	1,171,000	1,292,746
4.00%, 09/15/2025	1,160,000	1,298,347

		62,893,256

Personal Products-0.43%
Unilever Capital Corp. (United Kingdom), 3.10%, 07/30/2025	2,409,000	2,702,445

Pharmaceuticals-3.06%
AstraZeneca PLC (United Kingdom), 3.38%, 11/16/2025	3,449,000	3,890,723
Eli Lilly and Co., 2.75%, 06/01/2025	1,358,000	1,495,621
GlaxoSmithKline Capital, Inc. (United Kingdom), 3.63%, 05/15/2025	2,092,000	2,384,610
Johnson & Johnson, 2.63%, 01/15/2025	1,365,000	1,488,393
Merck & Co., Inc., 2.75%, 02/10/2025	3,997,000	4,364,362
Novartis Capital Corp. (Switzerland)
1.75%, 02/14/2025	592,000	620,805
3.00%, 11/20/2025	2,985,000	3,319,827
Pfizer, Inc., 0.80%, 05/28/2025	394,000	398,566
Zoetis, Inc., 4.50%, 11/13/2025	1,171,000	1,381,993

		19,344,900

Professional Services-0.28%
Verisk Analytics, Inc., 4.00%, 06/15/2025	1,531,000	1,754,414

	Principal Amount	Value
Road & Rail-0.83%
Burlington Northern Santa Fe LLC, 3.00%, 04/01/2025	$776,000	$856,808
Canadian Pacific Railway Co. (Canada), 2.90%, 02/01/2025	1,113,000	1,212,296
CSX Corp., 3.35%, 11/01/2025	974,000	1,104,845
Union Pacific Corp.
3.75%, 07/15/2025	1,059,000	1,206,825
3.25%, 08/15/2025	782,000	870,811

		5,251,585

Semiconductors & Semiconductor Equipment-2.53%
Analog Devices, Inc., 3.90%, 12/15/2025	1,303,000	1,498,646
Applied Materials, Inc., 3.90%, 10/01/2025	1,171,000	1,350,176
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.13%, 01/15/2025	1,603,000	1,721,114
Intel Corp.
3.40%, 03/25/2025	990,000	1,111,916
3.70%, 07/29/2025	4,184,000	4,771,130
Lam Research Corp., 3.80%, 03/15/2025	796,000	900,555
QUALCOMM, Inc., 3.45%, 05/20/2025	3,174,000	3,556,908
Texas Instruments, Inc., 1.38%, 03/12/2025	1,088,000	1,128,909

		16,039,354

Software-3.38%
Adobe, Inc.
1.90%, 02/01/2025	94,000	99,601
3.25%, 02/01/2025	1,922,000	2,137,620
Intuit, Inc., 0.95%, 07/15/2025	790,000	800,191
Microsoft Corp.
2.70%, 02/12/2025(b)	3,918,000	4,279,141
3.13%, 11/03/2025	5,341,000	5,994,680
Oracle Corp.
2.50%, 04/01/2025	1,782,000	1,920,087
2.95%, 05/15/2025	4,495,000	4,935,760
VMware, Inc., 4.50%, 05/15/2025	1,088,000	1,242,368

		21,409,448

Specialty Retail-1.26%
AutoZone, Inc., 3.63%, 04/15/2025	690,000	774,889
Home Depot, Inc. (The), 3.35%, 09/15/2025	1,529,000	1,724,872
Lowe’s Cos., Inc.
4.00%, 04/15/2025	1,088,000	1,243,434
3.38%, 09/15/2025	1,330,000	1,492,136
Ross Stores, Inc., 4.60%, 04/15/2025	457,000	527,158
TJX Cos., Inc. (The), 3.50%, 04/15/2025	1,978,000	2,210,729

		7,973,218

Technology Hardware, Storage & Peripherals-2.48%
Apple, Inc.
2.75%, 01/13/2025	2,444,000	2,673,017
2.50%, 02/09/2025	2,275,000	2,470,874
1.13%, 05/11/2025	1,782,000	1,830,643
3.20%, 05/13/2025	3,477,000	3,897,311
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	4,193,000	4,850,409

		15,722,254

Textiles, Apparel & Luxury Goods-0.61%
NIKE, Inc., 2.40%, 03/27/2025	1,584,000	1,710,442

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2020

	Principal Amount	Value
Textiles, Apparel & Luxury Goods-(continued)
Tapestry, Inc., 4.25%, 04/01/2025	$976,000	$995,615
VF Corp., 2.40%, 04/23/2025	1,088,000	1,157,391

		3,863,448

Thrifts & Mortgage Finance-0.13%
Radian Group, Inc., 6.63%, 03/15/2025	790,000	850,731

Tobacco-1.26%
Altria Group, Inc., 2.35%, 05/06/2025	1,088,000	1,156,596
Philip Morris International, Inc.
1.50%, 05/01/2025	592,000	612,829
3.38%, 08/11/2025	1,102,000	1,232,565
Reynolds American, Inc. (United Kingdom), 4.45%, 06/12/2025	4,340,000	4,945,385

		7,947,375

Trading Companies & Distributors-1.15%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.50%, 01/15/2025	2,052,000	1,994,102
6.50%, 07/15/2025(b)	298,000	324,545
4.45%, 10/01/2025	1,953,000	1,958,674
Air Lease Corp.
3.25%, 03/01/2025	1,509,000	1,532,471
3.38%, 07/01/2025	690,000	703,190
WW Grainger, Inc., 1.85%, 02/15/2025	718,000	754,401

		7,267,383

Water Utilities-0.23%
American Water Capital Corp., 3.40%, 03/01/2025	1,311,000	1,454,076

Wireless Telecommunication Services-0.64%
Rogers Communications, Inc. (Canada), 3.63%, 12/15/2025	1,172,000	1,334,967
Vodafone Group PLC (United Kingdom), 4.13%, 05/30/2025	2,373,000	2,724,663

		4,059,630

Total U.S. Dollar Denominated Bonds & Notes (Cost $589,348,231)		627,343,753

	Shares	Value
Money Market Funds-0.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $131,824)	131,824	$131,824

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.15% (Cost $589,480,055)		627,475,577

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.71%
Invesco Private Government Fund, 0.03%(c)(d)(e)	3,365,192	3,365,192
Invesco Private Prime Fund, 0.14%(c)(d)(e)	1,121,506	1,121,731

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,486,923)		4,486,923

TOTAL INVESTMENTS IN SECURITIES-99.86% (Cost $593,966,978)		631,962,500
OTHER ASSETS LESS LIABILITIES-0.14%		871,199

NET ASSETS-100.00%.		$632,833,699

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$535,623	$64,855,413	$(65,259,212)	$-	$-	$131,824	$17,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)–(continued)

August 31, 2020

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	$207,480	$16,117,341	$(16,324,821)	$-	$-	$-	$7,930	*

Invesco Liquid Assets Portfolio, Institutional Class	69,160	4,042,436	(4,110,841)	-	(755)	-	3,143	*

Invesco Private Government Fund	-	11,064,725	(7,699,533)	-	-	3,365,192	237	*

Invesco Private Prime Fund	-	2,270,381	(1,148,682)	-	32	1,121,731	172	*

Total	$812,263	$98,350,296	$(94,543,089)	$-	$(723)	$4,618,747	$28,777

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.99%
Aerospace & Defense-1.19%
General Dynamics Corp., 2.13%, 08/15/2026	$414,000	$446,282
Lockheed Martin Corp., 3.55%, 01/15/2026	1,757,000	2,011,751
Raytheon Technologies Corp., 2.65%, 11/01/2026	921,000	1,022,829

		3,480,862

Air Freight & Logistics-0.43%
FedEx Corp., 3.25%, 04/01/2026	651,000	726,916
United Parcel Service, Inc., 2.40%, 11/15/2026	487,000	535,011

		1,261,927

Airlines-0.39%
Delta Air Lines, Inc., 7.38%, 01/15/2026	1,100,000	1,146,211

Automobiles-0.80%
American Honda Finance Corp., 2.30%, 09/09/2026	414,000	443,251
General Motors Financial Co., Inc.
5.25%, 03/01/2026	1,110,000	1,263,148
4.00%, 10/06/2026	592,000	638,727

		2,345,126

Banks-21.38%
Bank of America Corp.
4.45%, 03/03/2026	1,829,000	2,121,630
3.50%, 04/19/2026	2,290,000	2,600,162
4.25%, 10/22/2026	1,806,000	2,093,745
Barclays PLC (United Kingdom), 5.20%, 05/12/2026	1,800,000	2,054,178
BPCE S.A. (France), 3.38%, 12/02/2026	550,000	620,502
Citigroup, Inc.
3.70%, 01/12/2026	1,808,000	2,050,524
4.60%, 03/09/2026	1,400,000	1,628,476
3.40%, 05/01/2026	1,800,000	2,021,149
3.20%, 10/21/2026	2,721,000	3,034,607
4.30%, 11/20/2026	958,000	1,106,481
Cooperatieve Rabobank U.A. (Netherlands), 3.75%, 07/21/2026	1,400,000	1,581,007
Fifth Third Bank N.A., 3.85%, 03/15/2026	800,000	918,913
HSBC Holdings PLC (United Kingdom)
4.30%, 03/08/2026	2,800,000	3,219,305
4.38%, 11/23/2026	1,500,000	1,698,495
JPMorgan Chase & Co.
3.30%, 04/01/2026	2,229,000	2,504,640
3.20%, 06/15/2026	1,579,000	1,768,596
2.95%, 10/01/2026	2,678,000	2,969,981
7.63%, 10/15/2026	451,000	606,017
4.13%, 12/15/2026	1,789,000	2,093,942
KeyBank N.A., 3.40%, 05/20/2026	800,000	899,676
Lloyds Banking Group PLC (United Kingdom), 4.65%, 03/24/2026	1,300,000	1,478,166
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.85%, 03/01/2026	2,100,000	2,428,161
2.76%, 09/13/2026	800,000	873,086
Mizuho Financial Group, Inc. (Japan), 2.84%, 09/13/2026	800,000	878,142

	Principal Amount	Value
Banks-(continued)
Natwest Group PLC (United Kingdom), 4.80%, 04/05/2026	$1,300,000	$1,534,357
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.78%, 03/09/2026	1,386,000	1,590,599
2.63%, 07/14/2026	1,719,000	1,869,811
3.01%, 10/19/2026	1,243,000	1,379,607
Truist Bank
3.30%, 05/15/2026	800,000	903,875
3.80%, 10/30/2026	550,000	641,666
U.S. Bancorp
Series V, 2.38%, 07/22/2026	1,208,000	1,324,576
Series W, 3.10%, 04/27/2026	759,000	851,936
Wells Fargo & Co.
3.00%, 04/22/2026	3,136,000	3,439,686
4.10%, 06/03/2026	2,207,000	2,497,885
3.00%, 10/23/2026	3,184,000	3,509,784

		62,793,363

Beverages-2.45%
Anheuser-Busch InBev Finance, Inc. (Belgium), 3.65%, 02/01/2026	1,444,000	1,630,513
Coca-Cola Co. (The)
2.55%, 06/01/2026	431,000	475,278
2.25%, 09/01/2026	888,000	967,431
Constellation Brands, Inc., 3.70%, 12/06/2026	448,000	515,745
Molson Coors Beverage Co., 3.00%, 07/15/2026	1,782,000	1,906,174
PepsiCo, Inc.
2.85%, 02/24/2026	651,000	722,078
2.38%, 10/06/2026	893,000	978,144

		7,195,363

Biotechnology-3.00%
AbbVie, Inc., 3.20%, 05/14/2026	1,778,000	1,979,927
Amgen, Inc., 2.60%, 08/19/2026	877,000	963,653
Gilead Sciences, Inc., 3.65%, 03/01/2026	2,495,000	2,864,287
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026	2,665,000	2,988,275

		8,796,142

Building Products-0.40%
Johnson Controls International PLC, 3.90%, 02/14/2026	650,000	733,040
Masco Corp., 4.38%, 04/01/2026	387,000	454,350

		1,187,390

Capital Markets-6.85%
Ameriprise Financial, Inc., 2.88%, 09/15/2026	468,000	517,887
Ares Capital Corp., 3.88%, 01/15/2026	700,000	708,182
Bank of New York Mellon Corp. (The)
2.80%, 05/04/2026	681,000	761,224
2.45%, 08/17/2026	703,000	770,894
Brookfield Finance, Inc. (Canada), 4.25%, 06/02/2026	528,000	603,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

135

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2020

	Principal Amount	Value
Capital Markets-(continued)
Goldman Sachs Group, Inc. (The)
3.75%, 02/25/2026	$1,577,000	$1,788,001
3.50%, 11/16/2026	2,495,000	2,785,566
Morgan Stanley
3.88%, 01/27/2026	2,655,000	3,048,058
3.13%, 07/27/2026	2,674,000	2,985,494
6.25%, 08/09/2026	700,000	902,946
4.35%, 09/08/2026	1,990,000	2,322,927
Nasdaq, Inc., 3.85%, 06/30/2026	643,000	741,248
Raymond James Financial, Inc., 3.63%, 09/15/2026	443,000	507,103
S&P Global, Inc., 4.40%, 02/15/2026	781,000	932,069
State Street Corp., 2.65%, 05/19/2026	680,000	753,815

		20,128,891

Chemicals-0.96%
Ecolab, Inc., 2.70%, 11/01/2026	698,000	784,349
FMC Corp., 3.20%, 10/01/2026	480,000	534,719
Praxair, Inc., 3.20%, 01/30/2026	703,000	789,550
Westlake Chemical Corp., 3.60%, 08/15/2026	659,000	720,753

		2,829,371

Commercial Services & Supplies-0.15%
Republic Services, Inc., 2.90%, 07/01/2026	408,000	452,374

Communications Equipment-1.08%
Cisco Systems, Inc.
2.95%, 02/28/2026	697,000	787,865
2.50%, 09/20/2026	1,398,000	1,547,992
Hughes Satellite Systems Corp., 5.25%, 08/01/2026	763,000	836,294

		3,172,151

Consumer Finance-0.97%
Capital One Financial Corp., 3.75%, 07/28/2026	1,377,000	1,512,929
Discover Bank, 3.45%, 07/27/2026	800,000	878,344
Synchrony Financial, 3.70%, 08/04/2026	448,000	467,001

		2,858,274

Containers & Packaging-0.24%
International Paper Co., 3.80%, 01/15/2026	603,000	688,872

Diversified Financial Services-1.03%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	2,307,000	2,583,309
Voya Financial, Inc., 3.65%, 06/15/2026	387,000	438,673

		3,021,982

Diversified Telecommunication Services-1.68%
AT&T, Inc., 4.13%, 02/17/2026	2,380,000	2,752,843
Verizon Communications, Inc., 2.63%, 08/15/2026	1,983,000	2,187,466

		4,940,309

Electric Utilities-4.30%
Cleco Corporate Holdings LLC, 3.74%, 05/01/2026	487,000	520,597
Commonwealth Edison Co., 2.55%, 06/15/2026	394,000	429,319
Duke Energy Carolinas LLC, 2.95%, 12/01/2026	580,000	652,241

	Principal Amount	Value
Electric Utilities-(continued)
Duke Energy Corp., 2.65%, 09/01/2026	$1,377,000	$1,503,852
Emera US Finance L.P. (Canada), 3.55%, 06/15/2026	703,000	788,762
Entergy Arkansas LLC, 3.50%, 04/01/2026	386,000	441,163
Entergy Corp., 2.95%, 09/01/2026	677,000	753,458
Exelon Corp., 3.40%, 04/15/2026	677,000	764,734
Fortis, Inc. (Canada), 3.06%, 10/04/2026	1,200,000	1,313,587
Pacific Gas and Electric Co., 3.15%, 01/01/2026(b)	1,800,000	1,865,394
PPL Capital Funding, Inc., 3.10%, 05/15/2026	580,000	646,483
Southern Co. (The), 3.25%, 07/01/2026	1,513,000	1,699,016
Virginia Electric & Power Co., Series A, 3.15%, 01/15/2026	708,000	790,582
Xcel Energy, Inc., 3.35%, 12/01/2026	406,000	461,694

		12,630,882

Electronic Equipment, Instruments & Components-0.17%
Avnet, Inc., 4.63%, 04/15/2026	448,000	499,538

Entertainment-1.41%
Activision Blizzard, Inc., 3.40%, 09/15/2026	752,000	862,244
TWDC Enterprises 18 Corp.
3.00%, 02/13/2026	688,000	765,944
1.85%, 07/30/2026	888,000	935,399
Walt Disney Co. (The), 1.75%, 01/13/2026	1,500,000	1,566,260

		4,129,847

Equity REITs-5.06%
American Tower Corp.
4.40%, 02/15/2026	442,000	513,897
3.38%, 10/15/2026	878,000	987,945
Boston Properties L.P.
3.65%, 02/01/2026	1,075,000	1,202,030
2.75%, 10/01/2026	1,005,000	1,087,173
Brixmor Operating Partnership L.P., 4.13%, 06/15/2026	587,000	638,006
CBRE Services, Inc., 4.88%, 03/01/2026	504,000	585,109
Crown Castle International Corp.
4.45%, 02/15/2026	827,000	960,475
3.70%, 06/15/2026	694,000	785,341
ERP Operating L.P., 2.85%, 11/01/2026	411,000	455,788
GLP Capital L.P./GLP Financing II, Inc., 5.38%, 04/15/2026	910,000	1,011,574
Healthpeak Properties, Inc., 3.25%, 07/15/2026	577,000	646,840
Kimco Realty Corp., 2.80%, 10/01/2026	412,000	432,488
LifeStorage L.P., 3.50%, 07/01/2026	387,000	424,514
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	469,000	515,113
Realty Income Corp., 4.13%, 10/15/2026	628,000	730,249
Sabra Health Care L.P., 5.13%, 08/15/2026	578,000	630,447
Simon Property Group L.P.
3.30%, 01/15/2026	766,000	837,888
3.25%, 11/30/2026	654,000	718,956
Ventas Realty L.P., 4.13%, 01/15/2026	448,000	503,317
VEREIT Operating Partnership L.P., 4.88%, 06/01/2026	587,000	655,740
Welltower, Inc., 4.25%, 04/01/2026	477,000	545,888

		14,868,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2020

	Principal Amount	Value
Food & Staples Retailing-1.35%
Kroger Co. (The)
3.50%, 02/01/2026	$448,000	$505,714
2.65%, 10/15/2026	642,000	702,841
Sysco Corp., 3.30%, 07/15/2026	839,000	911,714
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	1,681,000	1,849,677

		3,969,946

Food Products-1.71%
Archer-Daniels-Midland Co., 2.50%, 08/11/2026	1,090,000	1,188,972
Bunge Ltd. Finance Corp., 3.25%, 08/15/2026	315,000	338,312
Hershey Co. (The), 2.30%, 08/15/2026	448,000	486,176
Ingredion, Inc., 3.20%, 10/01/2026	230,000	254,904
Kellogg Co., 3.25%, 04/01/2026	808,000	910,896
Kraft Heinz Foods Co. (The), 3.00%, 06/01/2026	1,778,000	1,855,271

		5,034,531

Gas Utilities-0.30%
National Fuel Gas Co., 5.50%, 01/15/2026	400,000	439,020
Southern California Gas Co., Series TT, 2.60%, 06/15/2026	415,000	452,717

		891,737

Health Care Equipment & Supplies-1.21%
Abbott Laboratories, 3.75%, 11/30/2026	1,539,000	1,802,626
Baxter International, Inc., 2.60%, 08/15/2026	721,000	791,154
Stryker Corp., 3.50%, 03/15/2026	853,000	967,674

		3,561,454

Health Care Providers & Services-2.22%
Cigna Corp., 4.50%, 02/25/2026	1,100,000	1,295,436
CVS Health Corp., 2.88%, 06/01/2026	1,529,000	1,667,897
HCA, Inc., 5.25%, 06/15/2026	1,384,000	1,635,374
Quest Diagnostics, Inc., 3.45%, 06/01/2026	425,000	482,580
UnitedHealth Group, Inc.
1.25%, 01/15/2026	425,000	436,601
3.10%, 03/15/2026	888,000	1,000,371

		6,518,259

Hotels, Restaurants & Leisure-1.03%
Marriott International, Inc., Series R, 3.13%, 06/15/2026	691,000	694,228
McDonald’s Corp., 3.70%, 01/30/2026	1,566,000	1,791,064
Starbucks Corp., 2.45%, 06/15/2026	501,000	543,999

		3,029,291

Household Durables-0.21%
PulteGroup, Inc., 5.50%, 03/01/2026	537,000	613,740

Household Products-0.48%
Procter & Gamble Co. (The)
2.70%, 02/02/2026	508,000	571,723
2.45%, 11/03/2026	751,000	827,684

		1,399,407

Industrial Conglomerates-0.97%
3M Co., 2.25%, 09/19/2026	580,000	630,980

	Principal Amount	Value
Industrial Conglomerates-(continued)
Honeywell International, Inc., 2.50%, 11/01/2026	$1,331,000	$1,467,337
Roper Technologies, Inc., 3.80%, 12/15/2026	652,000	756,170

		2,854,487

Insurance-2.89%
Allstate Corp. (The), 3.28%, 12/15/2026	486,000	561,789
American International Group, Inc., 3.90%, 04/01/2026	1,318,000	1,508,596
Arch Capital Finance LLC, 4.01%, 12/15/2026	386,000	447,694
Chubb INA Holdings, Inc., 3.35%, 05/03/2026	1,371,000	1,569,601
CNA Financial Corp., 4.50%, 03/01/2026	387,000	454,935
Loews Corp., 3.75%, 04/01/2026	576,000	654,339
Manulife Financial Corp. (Canada), 4.15%, 03/04/2026	861,000	1,020,247
Marsh & McLennan Cos., Inc., 3.75%, 03/14/2026	548,000	630,538
Old Republic International Corp., 3.88%, 08/26/2026	509,000	565,449
Prudential Financial, Inc., 1.50%, 03/10/2026	418,000	436,943
Trinity Acquisition PLC, 4.40%, 03/15/2026	548,000	632,881

		8,483,012

Interactive Media & Services-0.67%
Alphabet, Inc., 2.00%, 08/15/2026	1,840,000	1,978,934

Internet & Direct Marketing Retail-0.62%
Booking Holdings, Inc., 3.60%, 06/01/2026	945,000	1,061,688
Expedia Group, Inc., 5.00%, 02/15/2026	714,000	752,498

		1,814,186

IT Services-2.75%
Broadridge Financial Solutions, Inc., 3.40%, 06/27/2026	467,000	525,025
Fidelity National Information Services, Inc., 3.00%, 08/15/2026	1,085,000	1,214,491
Fiserv, Inc., 3.20%, 07/01/2026	1,908,000	2,141,306
Global Payments, Inc., 4.80%, 04/01/2026	672,000	792,794
International Business Machines Corp., 3.45%, 02/19/2026	1,200,000	1,366,374
Mastercard, Inc., 2.95%, 11/21/2026	705,000	797,636
PayPal Holdings, Inc., 2.65%, 10/01/2026	1,117,000	1,225,003

		8,062,629

Leisure Products-0.25%
Hasbro, Inc., 3.55%, 11/19/2026	689,000	728,567

Life Sciences Tools & Services-0.42%
Thermo Fisher Scientific, Inc., 2.95%, 09/19/2026	1,088,000	1,218,122

Machinery-1.28%
Fortive Corp., 3.15%, 06/15/2026	815,000	902,437
Illinois Tool Works, Inc., 2.65%, 11/15/2026	875,000	973,361
John Deere Capital Corp., 2.65%, 06/10/2026	481,000	534,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

137

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2020

	Principal Amount	Value
Machinery-(continued)
Westinghouse Air Brake Technologies Corp., 3.45%, 11/15/2026	$614,000	$650,172
Xylem, Inc., 3.25%, 11/01/2026	626,000	703,331

		3,763,344

Media-1.96%
Comcast Corp., 3.15%, 03/01/2026	1,969,000	2,210,696
Discovery Communications LLC, 4.90%, 03/11/2026	675,000	793,804
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	1,421,000	1,602,528
ViacomCBS, Inc.
4.00%, 01/15/2026	848,000	958,517
3.45%, 10/04/2026	166,000	176,328

		5,741,873

Multiline Retail-0.35%
Target Corp., 2.50%, 04/15/2026	938,000	1,029,591

Multi-Utilities-0.40%
DTE Energy Co., 2.85%, 10/01/2026	596,000	651,577
San Diego Gas & Electric Co., 2.50%, 05/15/2026	489,000	530,096

		1,181,673

Oil, Gas & Consumable Fuels-9.45%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	487,000	568,254
Chevron Corp., 2.95%, 05/16/2026	2,007,000	2,236,552
ConocoPhillips, 4.95%, 03/15/2026	1,151,000	1,388,056
Diamondback Energy, Inc., 3.25%, 12/01/2026	827,000	849,767
Enbridge, Inc. (Canada), 4.25%, 12/01/2026	555,000	642,563
Energy Transfer Operating L.P., 4.75%, 01/15/2026	878,000	959,000
Enterprise Products Operating LLC, 3.70%, 02/15/2026	815,000	924,060
EOG Resources, Inc., 4.15%, 01/15/2026	708,000	820,734
Equinor ASA (Norway), 1.75%, 01/22/2026	700,000	734,096
Exxon Mobil Corp.
3.04%, 03/01/2026	2,276,000	2,537,312
2.28%, 08/16/2026	898,000	977,315
HollyFrontier Corp., 5.88%, 04/01/2026	926,000	1,019,256
Jagged Peak Energy LLC, 5.88%, 05/01/2026	427,000	436,806
Magellan Midstream Partners L.P., 5.00%, 03/01/2026	548,000	640,079
Newfield Exploration Co., 5.38%, 01/01/2026	697,000	693,000
ONEOK, Inc., 5.85%, 01/15/2026	600,000	692,553
Phillips 66 Partners L.P., 3.55%, 10/01/2026	607,000	659,199
Pioneer Natural Resources Co., 4.45%, 01/15/2026	401,000	466,633
Plains All American Pipeline L.P./PAA Finance Corp., 4.50%, 12/15/2026	650,000	707,688
Sabine Pass Liquefaction LLC, 5.88%, 06/30/2026	1,342,000	1,615,187
Shell International Finance B.V. (Netherlands)
2.88%, 05/10/2026	1,521,000	1,696,049
2.50%, 09/12/2026	891,000	979,204

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Spectra Energy Partners L.P., 3.38%, 10/15/2026	$568,000	$626,465
Sunoco Logistics Partners Operations L.P., 3.90%, 07/15/2026	511,000	536,498
TransCanada PipeLines Ltd. (Canada), 4.88%, 01/15/2026	728,000	866,110
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026	878,000	1,149,312
Valero Energy Corp., 3.40%, 09/15/2026	1,135,000	1,252,737
Valero Energy Partners L.P., 4.38%, 12/15/2026	486,000	559,809
WPX Energy, Inc., 5.75%, 06/01/2026	500,000	511,413

		27,745,707

Personal Products-0.99%
Unilever Capital Corp. (United Kingdom), 2.00%, 07/28/2026	2,703,000	2,896,619

Pharmaceuticals-2.80%
Johnson & Johnson, 2.45%, 03/01/2026	1,769,000	1,945,092
Mylan N.V., 3.95%, 06/15/2026	2,060,000	2,334,864
Perrigo Finance Unlimited Co., 4.38%, 03/15/2026	800,000	902,103
Pfizer, Inc.
2.75%, 06/03/2026	1,132,000	1,264,548
3.00%, 12/15/2026	1,559,000	1,778,845

		8,225,452

Professional Services-0.18%
Thomson Reuters Corp. (Canada), 3.35%, 05/15/2026	481,000	535,591

Road & Rail-0.85%
Canadian National Railway Co. (Canada), 2.75%, 03/01/2026	451,000	496,155
CSX Corp., 2.60%, 11/01/2026	620,000	677,571
Norfolk Southern Corp., 2.90%, 06/15/2026	607,000	675,901
Union Pacific Corp., 2.75%, 03/01/2026	594,000	650,636

		2,500,263

Semiconductors & Semiconductor Equipment-1.00%
Analog Devices, Inc., 3.50%, 12/05/2026	816,000	929,417
Intel Corp., 2.60%, 05/19/2026(b)	859,000	946,123
NVIDIA Corp., 3.20%, 09/16/2026	945,000	1,070,337

		2,945,877

Software-2.43%
Microsoft Corp., 2.40%, 08/08/2026	3,769,000	4,123,270
Oracle Corp., 2.65%, 07/15/2026	2,729,000	2,997,323

		7,120,593

Specialty Retail-1.73%
Home Depot, Inc. (The)
3.00%, 04/01/2026	1,163,000	1,309,930
2.13%, 09/15/2026	860,000	929,638
Lowe’s Cos., Inc., 2.50%, 04/15/2026	1,238,000	1,348,487
O’Reilly Automotive, Inc., 3.55%, 03/15/2026	487,000	556,393
TJX Cos., Inc. (The), 2.25%, 09/15/2026	878,000	939,253

		5,083,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

138

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2020

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-3.31%
Apple, Inc.
3.25%, 02/23/2026	$2,909,000	$3,290,813
2.45%, 08/04/2026	2,041,000	2,234,862
2.05%, 09/11/2026	1,808,000	1,946,186
Western Digital Corp., 4.75%, 02/15/2026(b)	2,070,000	2,242,617

		9,714,478

Textiles, Apparel & Luxury Goods-0.32%
NIKE, Inc., 2.38%, 11/01/2026	868,000	946,847

Tobacco-0.74%
Altria Group, Inc., 2.63%, 09/16/2026	433,000	468,385
BAT Capital Corp. (United Kingdom), 3.22%, 09/06/2026	898,000	975,882
Philip Morris International, Inc., 2.75%, 02/25/2026	648,000	713,940

		2,158,207

Wireless Telecommunication Services-0.18%
Rogers Communications, Inc. (Canada), 2.90%, 11/15/2026	487,000	538,541

Total U.S. Dollar Denominated Bonds & Notes (Cost $270,082,194)		290,714,312

	Shares
Money Market Funds-0.19%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $550,632)	550,632	550,632

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.18% (Cost $270,632,826)		291,264,944

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.82%
Invesco Private Government Fund, 0.03%(c)(d)(e)	1,816,835	$1,816,835
Invesco Private Prime Fund, 0.14%(c)(d)(e)	605,491	605,612

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,422,447)		2,422,447

TOTAL INVESTMENTS IN SECURITIES-100.00% (Cost $273,055,273)		293,687,391
OTHER ASSETS LESS LIABILITIES-(0.00)%		(5,272)

NET ASSETS-100.00%.		$293,682,119

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$241,664	$32,524,119	$(32,215,151)	$-	$-	$550,632	$9,686

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	877,162	8,009,807	(8,886,969)	-	-	-	4,199	*

Invesco Liquid Assets Portfolio, Institutional Class	292,391	2,030,128	(2,322,354)	-	(165)	-	1,611	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

139

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)–(continued)

August 31, 2020

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Invesco Private Government Fund	$-	$10,883,193	$(9,066,358)	$-	$-	$1,816,835	$127	*

Invesco Private Prime Fund	-	2,690,249	(2,084,637)	-	-	605,612	98	*

Total	$1,411,217	$56,137,496	$(54,575,469)	$-	$(165)	$2,973,079	$15,721

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

140

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.00%
Aerospace & Defense-2.49%
Boeing Co. (The), 5.04%, 05/01/2027	$1,600,000	$1,764,337
General Dynamics Corp.
3.50%, 04/01/2027	600,000	687,758
2.63%, 11/15/2027	437,000	479,885
Howmet Aerospace, Inc., 5.90%, 02/01/2027	416,000	471,007
Huntington Ingalls Industries, Inc., 3.48%, 12/01/2027	506,000	553,085
Northrop Grumman Corp., 3.20%, 02/01/2027	785,000	887,079
Raytheon Technologies Corp., 3.13%, 05/04/2027	826,000	916,516

		5,759,667

Air Freight & Logistics-0.35%
United Parcel Service, Inc., 3.05%, 11/15/2027	712,000	807,337

Airlines-0.50%
Southwest Airlines Co., 5.13%, 06/15/2027	1,050,000	1,147,647

Auto Components-0.68%
BorgWarner, Inc., 2.65%, 07/01/2027	900,000	954,991
Lear Corp., 3.80%, 09/15/2027	578,000	618,033

		1,573,024

Automobiles-1.93%
American Honda Finance Corp., 2.35%, 01/08/2027	406,000	434,963
General Motors Co.
4.20%, 10/01/2027	585,000	623,033
6.80%, 10/01/2027	800,000	979,528
General Motors Financial Co., Inc., 4.35%, 01/17/2027	1,124,000	1,219,944
Toyota Motor Credit Corp.
3.20%, 01/11/2027	623,000	701,835
1.15%, 08/13/2027	500,000	501,030

		4,460,333

Banks-11.63%
Banco Santander S.A. (Spain), 4.25%, 04/11/2027	600,000	678,909
Bank of America Corp.
3.25%, 10/21/2027	2,032,000	2,263,875
Series L, 4.18%, 11/25/2027	1,563,000	1,804,722
Citigroup, Inc., 4.45%, 09/29/2027	2,986,000	3,473,470
Fifth Third Bancorp, 2.55%, 05/05/2027	600,000	650,957
Fifth Third Bank, 2.25%, 02/01/2027	400,000	428,563
JPMorgan Chase & Co.
8.00%, 04/29/2027	409,000	566,667
4.25%, 10/01/2027	1,161,000	1,358,130
3.63%, 12/01/2027	913,000	1,028,284
KeyCorp, 2.25%, 04/06/2027	600,000	635,643
Lloyds Banking Group PLC (United Kingdom), 3.75%, 01/11/2027	850,000	957,998
Manufacturers and Traders Trust Co., 3.40%, 08/17/2027	250,000	279,171

	Principal Amount	Value
Banks-(continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.68%, 02/22/2027	$712,000	$812,248
3.29%, 07/25/2027	812,000	911,549
Mizuho Financial Group, Inc. (Japan)
3.66%, 02/28/2027	400,000	451,120
3.17%, 09/11/2027	900,000	999,990
PNC Bank N.A., 3.10%, 10/25/2027	900,000	1,025,410
PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	418,000	471,132
Santander Holdings USA, Inc., 4.40%, 07/13/2027	712,000	795,313
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.45%, 01/11/2027	1,067,000	1,198,052
3.36%, 07/12/2027	1,329,000	1,487,860
3.35%, 10/18/2027	607,000	673,691
Truist Financial Corp., 1.13%, 08/03/2027	600,000	599,634
U.S. Bancorp, Series X, 3.15%, 04/27/2027	1,010,000	1,145,854
Wells Fargo & Co., 4.30%, 07/22/2027	1,946,000	2,244,578

		26,942,820

Beverages-2.12%
Coca-Cola Co. (The)
3.38%, 03/25/2027	820,000	947,477
2.90%, 05/25/2027	431,000	485,905
1.45%, 06/01/2027	1,145,000	1,185,920
Constellation Brands, Inc., 3.50%, 05/09/2027	331,000	370,800
PepsiCo, Inc.
2.63%, 03/19/2027	400,000	442,256
3.00%, 10/15/2027	1,299,000	1,472,899

		4,905,257

Biotechnology-1.46%
Amgen, Inc.
2.20%, 02/21/2027	1,366,000	1,452,084
3.20%, 11/02/2027	755,000	853,120
Gilead Sciences, Inc., 2.95%, 03/01/2027	955,000	1,070,350

		3,375,554

Capital Markets-5.43%
Bank of New York Mellon Corp. (The), 3.25%, 05/16/2027	765,000	868,739
BlackRock, Inc., 3.20%, 03/15/2027	510,000	579,201
Cboe Global Markets, Inc., 3.65%, 01/12/2027	542,000	621,835
Charles Schwab Corp. (The), 3.20%, 03/02/2027	418,000	469,808
Goldman Sachs Group, Inc. (The)
5.95%, 01/15/2027	735,000	911,257
3.85%, 01/26/2027	2,269,000	2,587,625
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, 01/15/2027	778,000	884,990
Morgan Stanley
3.63%, 01/20/2027	2,343,000	2,678,965
3.95%, 04/23/2027	1,570,000	1,785,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

141

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2020

	Principal Amount	Value
Capital Markets-(continued)
S&P Global, Inc., 2.95%, 01/22/2027	$437,000	$487,204
TD Ameritrade Holding Corp., 3.30%, 04/01/2027	620,000	701,729

		12,577,283

Chemicals-1.67%
Air Products and Chemicals, Inc., 1.85%, 05/15/2027	500,000	528,339
Ecolab, Inc., 3.25%, 12/01/2027	330,000	372,508
LYB International Finance II B.V., 3.50%, 03/02/2027	823,000	914,914
Mosaic Co. (The), 4.05%, 11/15/2027	515,000	571,815
Sherwin-Williams Co. (The), 3.45%, 06/01/2027	1,294,000	1,470,568

		3,858,144

Commercial Services & Supplies-1.03%
Cintas Corp. No. 2, 3.70%, 04/01/2027	855,000	977,713
Republic Services, Inc., 3.38%, 11/15/2027	514,000	584,501
Waste Management, Inc., 3.15%, 11/15/2027	736,000	822,065

		2,384,279

Communications Equipment-0.16%
Nokia OYJ (Finland), 4.38%, 06/12/2027	332,000	363,996

Construction Materials-0.20%
Martin Marietta Materials, Inc., 3.50%, 12/15/2027	414,000	464,232

Consumer Finance-2.40%
American Express Credit Corp., 3.30%, 05/03/2027	1,676,000	1,916,817
Capital One Financial Corp.
3.75%, 03/09/2027	1,125,000	1,250,142
3.65%, 05/11/2027	750,000	836,378
Discover Financial Services, 4.10%, 02/09/2027	623,000	694,745
Synchrony Financial, 3.95%, 12/01/2027	823,000	868,714

		5,566,796

Containers & Packaging-0.51%
International Paper Co., 3.00%, 02/15/2027	623,000	686,966
Packaging Corp. of America, 3.40%, 12/15/2027	433,000	486,866

		1,173,832

Diversified Financial Services-0.19%
ORIX Corp. (Japan), 3.70%, 07/18/2027	392,000	442,550

Diversified Telecommunication Services-4.38%
AT&T, Inc.
3.80%, 02/15/2027	640,000	731,144
4.25%, 03/01/2027	1,644,000	1,928,329
2.30%, 06/01/2027	1,100,000	1,169,411
Telefonica Emisiones S.A. (Spain), 4.10%, 03/08/2027	1,300,000	1,489,684
TELUS Corp. (Canada)
2.80%, 02/16/2027	474,000	507,940
3.70%, 09/15/2027	417,000	472,434

	Principal Amount	Value
Diversified Telecommunication Services-(continued)
Verizon Communications, Inc.
4.13%, 03/16/2027	$2,701,000	$3,198,402
3.00%, 03/22/2027	575,000	643,342

		10,140,686

Electric Utilities-2.92%
American Electric Power Co., Inc., 3.20%, 11/13/2027	434,000	478,545
Duke Energy Corp., 3.15%, 08/15/2027	615,000	684,882
Duke Energy Florida LLC, 3.20%, 01/15/2027	518,000	585,766
Edison International, 5.75%, 06/15/2027	569,000	646,964
FirstEnergy Corp., Series B, 3.90%, 07/15/2027	1,347,000	1,480,455
ITC Holdings Corp., 3.35%, 11/15/2027	334,000	375,318
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	1,119,000	1,286,010
NSTAR Electric Co., 3.20%, 05/15/2027	515,000	581,263
Virginia Electric & Power Co., Series A, 3.50%, 03/15/2027	572,000	651,759

		6,770,962

Electrical Equipment-0.43%
Eaton Corp., 3.10%, 09/15/2027	518,000	577,546
Emerson Electric Co., 1.80%, 10/15/2027	400,000	421,237

		998,783

Electronic Equipment, Instruments & Components-0.32%
Keysight Technologies, Inc., 4.60%, 04/06/2027	631,000	744,255

Energy Equipment & Services-0.47%
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	998,000	1,089,770

Entertainment-0.59%
TWDC Enterprises 18 Corp., 2.95%, 06/15/2027(b)	823,000	914,158
Walt Disney Co. (The), 3.70%, 03/23/2027	400,000	463,461

		1,377,619

Equity REITs-3.99%
American Tower Corp.
2.75%, 01/15/2027	569,000	619,914
3.55%, 07/15/2027	718,000	810,882
Crown Castle International Corp.
4.00%, 03/01/2027	391,000	450,269
3.65%, 09/01/2027	823,000	933,913
Digital Realty Trust L.P., 3.70%, 08/15/2027	821,000	938,753
Healthcare Trust of America Holdings L.P., 3.75%, 07/01/2027	417,000	455,595
Mid-America Apartments L.P., 3.60%, 06/01/2027	606,000	681,882
Omega Healthcare Investors, Inc., 4.50%, 04/01/2027	631,000	670,450
Public Storage, 3.09%, 09/15/2027	393,000	445,879
Realty Income Corp., 3.00%, 01/15/2027	418,000	452,748
Regency Centers L.P., 3.60%, 02/01/2027	418,000	448,818
Simon Property Group L.P.
3.38%, 06/15/2027	735,000	792,431
3.38%, 12/01/2027	606,000	655,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

142

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2020

	Principal Amount	Value
Equity REITs-(continued)
VEREIT Operating Partnership L.P., 3.95%, 08/15/2027	$418,000	$448,991
Welltower, Inc., 2.70%, 02/15/2027	406,000	432,365

		9,238,582

Food & Staples Retailing-1.49%
Costco Wholesale Corp.
3.00%, 05/18/2027	784,000	884,002
1.38%, 06/20/2027	950,000	972,470
Kroger Co. (The), 3.70%, 08/01/2027	417,000	483,857
Sysco Corp., 3.25%, 07/15/2027	620,000	668,828
Walmart, Inc., 5.88%, 04/05/2027	330,000	431,830

		3,440,987

Food Products-1.63%
Bunge Ltd. Finance Corp., 3.75%, 09/25/2027	418,000	454,871
General Mills, Inc., 3.20%, 02/10/2027	615,000	691,291
JM Smucker Co. (The), 3.38%, 12/15/2027	333,000	371,177
Kellogg Co., 3.40%, 11/15/2027	418,000	471,017
McCormick & Co., Inc., 3.40%, 08/15/2027	515,000	582,292
Tyson Foods, Inc., 3.55%, 06/02/2027	1,065,000	1,207,102

		3,777,750

Gas Utilities-0.16%
Atmos Energy Corp., 3.00%, 06/15/2027	335,000	372,988

Health Care Equipment & Supplies-0.66%
Becton, Dickinson and Co., 3.70%, 06/06/2027	1,356,000	1,539,047

Health Care Providers & Services-5.44%
AmerisourceBergen Corp., 3.45%, 12/15/2027	615,000	705,862
Anthem, Inc., 3.65%, 12/01/2027	1,238,000	1,422,605
Cardinal Health, Inc., 3.41%, 06/15/2027	1,125,000	1,261,657
Centene Corp., 4.25%, 12/15/2027	1,900,000	1,989,898
Cigna Corp.
3.40%, 03/01/2027	1,000,000	1,121,431
3.05%, 10/15/2027	400,000	444,039
CVS Health Corp., 3.63%, 04/01/2027	550,000	624,793
HCA, Inc., 4.50%, 02/15/2027	1,019,000	1,165,351
Humana, Inc., 3.95%, 03/15/2027	417,000	480,531
Kaiser Foundation Hospitals, 3.15%, 05/01/2027	331,000	372,187
Laboratory Corp. of America Holdings, 3.60%, 09/01/2027	418,000	477,420
SSM Health Care Corp., Series A, 3.82%, 06/01/2027	417,000	459,511
UnitedHealth Group, Inc.
3.45%, 01/15/2027	584,000	670,500
3.38%, 04/15/2027	518,000	592,447
2.95%, 10/15/2027	723,000	812,381

		12,600,613

Hotels, Restaurants & Leisure-1.15%
Darden Restaurants, Inc., 3.85%, 05/01/2027	330,000	340,741

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
McDonald’s Corp.
3.50%, 03/01/2027	$841,000	$954,872
3.50%, 07/01/2027	815,000	933,122
Starbucks Corp., 2.00%, 03/12/2027	410,000	430,746

		2,659,481

Household Durables-0.75%
Leggett & Platt, Inc., 3.50%, 11/15/2027	334,000	350,875
Lennar Corp., 4.75%, 11/29/2027	715,000	815,994
PulteGroup, Inc., 5.00%, 01/15/2027	501,000	572,392

		1,739,261

Household Products-0.55%
Procter & Gamble Co. (The)
2.80%, 03/25/2027	400,000	448,693
2.85%, 08/11/2027	718,000	816,565

		1,265,258

Industrial Conglomerates-0.85%
3M Co., 2.88%, 10/15/2027	615,000	692,500
Carlisle Cos., Inc., 3.75%, 12/01/2027	418,000	471,070
General Electric Co., 3.45%, 05/01/2027	770,000	814,253

		1,977,823

Insurance-1.56%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	330,000	360,910
Aon Corp., 8.21%, 01/01/2027	400,000	517,147
Brighthouse Financial, Inc., 3.70%, 06/22/2027	1,304,000	1,373,149
CNA Financial Corp., 3.45%, 08/15/2027	431,000	476,667
Manulife Financial Corp. (Canada), 2.48%, 05/19/2027	400,000	431,680
Progressive Corp. (The), 2.45%, 01/15/2027	407,000	442,518

		3,602,071

Interactive Media & Services-0.06%
Alphabet, Inc., 0.80%, 08/15/2027	150,000	150,109

Internet & Direct Marketing Retail-2.57%
Amazon.com, Inc.
1.20%, 06/03/2027	1,000,000	1,022,010
3.15%, 08/22/2027	2,854,000	3,268,389
Booking Holdings, Inc., 4.50%, 04/13/2027	600,000	707,835
eBay, Inc., 3.60%, 06/05/2027	841,000	951,828

		5,950,062

IT Services-2.13%
Fiserv, Inc., 2.25%, 06/01/2027	800,000	850,131
International Business Machines Corp.
3.30%, 01/27/2027	400,000	453,621
1.70%, 05/15/2027	900,000	933,932
Mastercard, Inc., 3.30%, 03/26/2027	800,000	919,386
Visa, Inc.
1.90%, 04/15/2027	1,117,000	1,184,889
2.75%, 09/15/2027	540,000	601,351

		4,943,310

Leisure Products-0.15%
Hasbro, Inc., 3.50%, 09/15/2027	339,000	350,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

143

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2020

	Principal Amount	Value
Life Sciences Tools & Services-0.30%
Thermo Fisher Scientific, Inc., 3.20%, 08/15/2027	$615,000	$694,811

Machinery-0.82%
CNH Industrial N.V. (United Kingdom), 3.85%, 11/15/2027	432,000	468,872
John Deere Capital Corp.
1.75%, 03/09/2027	363,000	380,557
2.80%, 09/08/2027	436,000	487,640
Parker-Hannifin Corp., 3.25%, 03/01/2027	518,000	572,896

		1,909,965

Media-1.56%
Comcast Corp.
2.35%, 01/15/2027	1,183,000	1,272,840
3.30%, 02/01/2027	969,000	1,095,273
3.30%, 04/01/2027	600,000	684,037
ViacomCBS, Inc., 2.90%, 01/15/2027	518,000	560,317

		3,612,467

Multiline Retail-0.26%
Dollar General Corp., 3.88%, 04/15/2027	516,000	596,336

Multi-Utilities-0.90%
DTE Energy Co., 3.80%, 03/15/2027	418,000	471,597
NiSource, Inc., 3.49%, 05/15/2027	823,000	931,532
Sempra Energy, 3.25%, 06/15/2027	615,000	683,397

		2,086,526

Oil, Gas & Consumable Fuels-8.12%
Boardwalk Pipelines L.P., 4.45%, 07/15/2027	521,000	569,602
BP Capital Markets America, Inc., 3.54%, 04/06/2027	400,000	451,640
BP Capital Markets PLC (United Kingdom), 3.28%, 09/19/2027	1,279,000	1,431,145
Canadian Natural Resources Ltd. (Canada), 3.85%, 06/01/2027	1,104,000	1,194,988
Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027	730,000	694,752
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	1,138,000	1,282,761
Chevron Corp., 2.00%, 05/11/2027	785,000	832,650
Chevron USA, Inc., 1.02%, 08/12/2027	600,000	599,527
Cimarex Energy Co., 3.90%, 05/15/2027	718,000	740,423
Concho Resources, Inc., 3.75%, 10/01/2027	823,000	904,128
Enable Midstream Partners L.P., 4.40%, 03/15/2027	518,000	509,228
Enbridge, Inc. (Canada), 3.70%, 07/15/2027	543,000	607,122
Energy Transfer Operating L.P., 4.20%, 04/15/2027	418,000	437,660
Enterprise Products Operating LLC, 3.95%, 02/15/2027	417,000	476,665
Equinor ASA (Norway), 3.00%, 04/06/2027	400,000	445,564
Exxon Mobil Corp., 3.29%, 03/19/2027	750,000	855,185
Hess Corp., 4.30%, 04/01/2027	785,000	836,860
Marathon Oil Corp., 4.40%, 07/15/2027	728,000	747,588
MPLX L.P., 4.13%, 03/01/2027	933,000	1,033,794
ONEOK, Inc., 4.00%, 07/13/2027	418,000	437,243
Sabine Pass Liquefaction LLC, 5.00%, 03/15/2027	1,150,000	1,309,079

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Sunoco Logistics Partners Operations L.P., 4.00%, 10/01/2027	$622,000	$639,956
TC PipeLines L.P., 3.90%, 05/25/2027	418,000	451,654
Williams Cos., Inc. (The), 3.75%, 06/15/2027	1,192,000	1,317,749

		18,806,963

Personal Products-0.47%
Estee Lauder Cos., Inc. (The), 3.15%, 03/15/2027	330,000	374,697
Unilever Capital Corp. (United Kingdom), 2.90%, 05/05/2027	625,000	704,079

		1,078,776

Pharmaceuticals-2.30%
AstraZeneca PLC (United Kingdom), 3.13%, 06/12/2027	566,000	630,531
Bristol-Myers Squibb Co., 3.25%, 02/27/2027	617,000	710,326
Eli Lilly and Co., 3.10%, 05/15/2027	417,000	470,940
Johnson & Johnson, 2.95%, 03/03/2027	813,000	913,910
Novartis Capital Corp. (Switzerland)
2.00%, 02/14/2027	935,000	994,869
3.10%, 05/17/2027	823,000	925,186
Zoetis, Inc., 3.00%, 09/12/2027	620,000	692,820

		5,338,582

Road & Rail-0.98%
Burlington Northern Santa Fe LLC, 3.25%, 06/15/2027	417,000	475,353
CSX Corp., 3.25%, 06/01/2027	793,000	896,885
Union Pacific Corp.
2.15%, 02/05/2027	400,000	428,192
3.00%, 04/15/2027	418,000	468,648

		2,269,078

Semiconductors & Semiconductor Equipment-4.74%
Applied Materials, Inc., 3.30%, 04/01/2027	935,000	1,070,323
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	3,911,000	4,341,372
Intel Corp.
3.75%, 03/25/2027	774,000	907,006
3.15%, 05/11/2027	949,000	1,069,637
Maxim Integrated Products, Inc., 3.45%, 06/15/2027	435,000	483,338
Micron Technology, Inc., 4.19%, 02/15/2027	770,000	883,802
QUALCOMM, Inc., 3.25%, 05/20/2027	1,539,000	1,741,386
Texas Instruments, Inc., 2.90%, 11/03/2027	433,000	487,089

		10,983,953

Software-5.23%
Adobe, Inc., 2.15%, 02/01/2027	700,000	753,392
Autodesk, Inc., 3.50%, 06/15/2027	418,000	474,550
Citrix Systems, Inc., 4.50%, 12/01/2027	572,000	655,193
Intuit, Inc., 1.35%, 07/15/2027	400,000	409,828
Microsoft Corp., 3.30%, 02/06/2027	3,251,000	3,726,667
Oracle Corp.
2.80%, 04/01/2027	1,720,000	1,895,994
3.25%, 11/15/2027	2,190,000	2,480,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

144

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2020

	Principal Amount	Value
Software-(continued)
VMware, Inc.
4.65%, 05/15/2027	$400,000	$467,706
3.90%, 08/21/2027	1,125,000	1,249,859

		12,113,202

Specialty Retail-2.03%
AutoZone, Inc., 3.75%, 06/01/2027	417,000	477,089
Home Depot, Inc. (The)
2.50%, 04/15/2027	600,000	658,138
2.80%, 09/14/2027	823,000	915,901
Lowe’s Cos., Inc., 3.10%, 05/03/2027	1,121,000	1,252,733
O’Reilly Automotive, Inc., 3.60%, 09/01/2027	623,000	716,531
TJX Cos., Inc. (The), 3.75%, 04/15/2027	600,000	691,477

		4,711,869

Technology Hardware, Storage & Peripherals-3.78%
Apple, Inc.
3.35%, 02/09/2027	1,810,000	2,075,099
3.20%, 05/11/2027	1,541,000	1,754,831
3.00%, 06/20/2027	786,000	887,360
2.90%, 09/12/2027	1,731,000	1,949,206
3.00%, 11/13/2027	1,050,000	1,192,359
NetApp, Inc., 2.38%, 06/22/2027	400,000	419,892
Seagate HDD Cayman, 4.88%, 06/01/2027	417,000	467,099

		8,745,846

Textiles, Apparel & Luxury Goods-0.72%
NIKE, Inc., 2.75%, 03/27/2027	800,000	889,272
Tapestry, Inc., 4.13%, 07/15/2027	418,000	408,724
VF Corp., 2.80%, 04/23/2027	348,000	376,633

		1,674,629

Tobacco-0.54%
BAT Capital Corp. (United Kingdom), 4.70%, 04/02/2027	655,000	760,434
Philip Morris International, Inc., 3.13%, 08/17/2027	432,000	485,235

		1,245,669

Trading Companies & Distributors-1.00%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.65%, 07/21/2027	850,000	793,564

	Principal Amount	Value
Trading Companies & Distributors-(continued)
Air Lease Corp.
3.63%, 04/01/2027	$418,000	$419,464
3.63%, 12/01/2027	392,000	403,104
United Rentals North America, Inc., 3.88%, 11/15/2027	679,000	708,706

		2,324,838

Water Utilities-0.25%
American Water Capital Corp., 2.95%, 09/01/2027	514,000	570,878

Total U.S. Dollar Denominated Bonds & Notes (Cost $214,703,096)		229,297,259

	Shares
Money Market Funds-0.18%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $423,814)	423,814	423,814

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.18% (Cost $215,126,910)		229,721,073

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.19%
Invesco Private Government Fund, 0.03%(c)(d)(e)	318,646	318,646
Invesco Private Prime Fund, 0.14%(c)(d)(e)	106,211	106,232

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $424,878)		424,878

TOTAL INVESTMENTS IN SECURITIES-99.37% (Cost $215,551,788)		230,145,951
OTHER ASSETS LESS LIABILITIES-0.63%		1,469,979

NET ASSETS-100.00%.		$231,615,930

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

145

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$147,128	$27,650,134	$(27,373,448)	$-	$-	$423,814	$5,741

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	1,063,246	15,053,937	(16,117,183)	-	-	-	11,020	*

Invesco Liquid Assets Portfolio, Institutional Class	355,381	4,162,713	(4,518,203)	(2)	111	-	4,179	*

Invesco Private Government Fund	-	8,517,372	(8,198,726)	-	-	318,646	156	*

Invesco Private Prime Fund	-	952,886	(846,705)	-	51	106,232	93	*

Total	$1,565,755	$56,337,042	$(57,054,265)	$(2)	$162	$848,692	$21,189

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

146

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.72%
Aerospace & Defense-5.04%
General Dynamics Corp., 3.75%, 05/15/2028	$838,000	$987,353
L3Harris Technologies, Inc., 4.40%, 06/15/2028	705,000	843,013
Northrop Grumman Corp., 3.25%, 01/15/2028	1,533,000	1,736,445
Raytheon Technologies Corp., 4.13%, 11/16/2028	2,465,000	2,940,129

		6,506,940

Air Freight & Logistics-0.85%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028	581,000	686,990
FedEx Corp., 3.40%, 02/15/2028	365,000	409,645

		1,096,635

Airlines-0.67%
Delta Air Lines Pass Through Trust, Series 2020-1, Class AA, 2.00%, 06/10/2028	580,000	567,163
Delta Air Lines, Inc., 4.38%, 04/19/2028(b)	314,000	294,205

		861,368

Automobiles-2.15%
American Honda Finance Corp., 3.50%, 02/15/2028	515,000	595,694
Ford Motor Co., 6.63%, 10/01/2028	603,000	667,449
General Motors Co., 5.00%, 10/01/2028	544,000	605,703
Toyota Motor Corp. (Japan), 3.67%, 07/20/2028	402,000	476,081
Toyota Motor Credit Corp., 3.05%, 01/11/2028	379,000	427,881

		2,772,808

Banks-11.39%
Banco Santander S.A. (Spain), 4.38%, 04/12/2028	1,000,000	1,146,640
Barclays PLC (United Kingdom), 4.84%, 05/09/2028	1,500,000	1,675,139
Citigroup, Inc., 4.13%, 07/25/2028	1,651,000	1,899,119
Fifth Third Bancorp, 3.95%, 03/14/2028	518,000	611,311
KeyCorp, 4.10%, 04/30/2028	608,000	715,154
Lloyds Banking Group PLC (United Kingdom), 4.38%, 03/22/2028	1,225,000	1,451,259
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.96%, 03/02/2028	975,000	1,137,962
4.05%, 09/11/2028	742,000	876,734
Mizuho Financial Group, Inc. (Japan), 4.02%, 03/05/2028	1,025,000	1,188,609
PNC Bank N.A.
3.25%, 01/22/2028	550,000	628,480
4.05%, 07/26/2028	950,000	1,124,769
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.54%, 01/17/2028	589,000	667,717
3.94%, 07/19/2028	685,000	799,792
U.S. Bancorp, 3.90%, 04/26/2028	645,000	777,063

		14,699,748

	Principal Amount	Value
Beverages-2.86%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.00%, 04/13/2028	$1,947,000	$2,258,309
Constellation Brands, Inc., 3.60%, 02/15/2028	647,000	729,747
Diageo Capital PLC (United Kingdom), 3.88%, 05/18/2028	600,000	704,009

		3,692,065

Capital Markets-3.29%
Bank of New York Mellon Corp. (The)
3.40%, 01/29/2028	608,000	707,954
3.85%, 04/28/2028	742,000	900,853
3.00%, 10/30/2028	410,000	460,063
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/2028	516,000	583,592
Charles Schwab Corp. (The), 3.20%, 01/25/2028	550,000	627,101
CME Group, Inc., 3.75%, 06/15/2028	406,000	482,369
Northern Trust Corp., 3.65%, 08/03/2028	405,000	476,687

		4,238,619

Chemicals-0.52%
PPG Industries, Inc., 3.75%, 03/15/2028(b)	550,000	664,817

Commercial Services & Supplies-0.59%
Republic Services, Inc., 3.95%, 05/15/2028	647,000	766,169

Communications Equipment-0.49%
Motorola Solutions, Inc., 4.60%, 02/23/2028	550,000	636,837

Construction & Engineering-0.23%
Fluor Corp., 4.25%, 09/15/2028(b)	365,000	292,613

Consumer Finance-1.50%
Capital One Financial Corp., 3.80%, 01/31/2028	1,107,000	1,237,222
Discover Bank, 4.65%, 09/13/2028	600,000	704,232

		1,941,454

Containers & Packaging-0.41%
WRKCo, Inc., 4.00%, 03/15/2028	462,000	529,970

Diversified Financial Services-0.94%
Berkshire Hathaway Energy Co., 3.25%, 04/15/2028	507,000	577,477
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/2028	550,000	641,075

		1,218,552

Electric Utilities-2.99%
Commonwealth Edison Co., 3.70%, 08/15/2028	396,000	462,764
Duke Energy Florida LLC, 3.80%, 07/15/2028	517,000	609,149
Duke Energy Progress LLC, 3.70%, 09/01/2028	408,000	479,086
Edison International, 4.13%, 03/15/2028	468,000	489,248
Southwestern Electric Power Co., Series M, 4.10%, 09/15/2028	474,000	554,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

147

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2020

	Principal Amount	Value
Electric Utilities-(continued)
Virginia Electric & Power Co., Series A, 3.80%, 04/01/2028	$552,000	$652,702
Xcel Energy, Inc., 4.00%, 06/15/2028	516,000	608,678

		3,856,310

Electrical Equipment-0.64%
ABB Finance USA, Inc. (Switzerland), 3.80%, 04/03/2028	693,000	821,473

Electronic Equipment, Instruments & Components-1.02%
Arrow Electronics, Inc., 3.88%, 01/12/2028	314,000	343,881
Jabil, Inc., 3.95%, 01/12/2028	365,000	402,111
Trimble, Inc., 4.90%, 06/15/2028	473,000	565,950

		1,311,942

Energy Equipment & Services-0.20%
Patterson-UTI Energy, Inc., 3.95%, 02/01/2028	315,000	262,811

Entertainment-0.68%
Walt Disney Co. (The), 2.20%, 01/13/2028	823,000	872,365

Equity REITs-4.86%
American Homes 4 Rent L.P., 4.25%, 02/15/2028	430,000	490,604
American Tower Corp., 3.60%, 01/15/2028	561,000	636,724
Crown Castle International Corp., 3.80%, 02/15/2028	787,000	900,457
Digital Realty Trust L.P., 4.45%, 07/15/2028	557,000	668,184
ERP Operating L.P., 3.50%, 03/01/2028	365,000	415,901
GLP Capital L.P./GLP Financing II, Inc., 5.75%, 06/01/2028	280,000	319,274
Omega Healthcare Investors, Inc., 4.75%, 01/15/2028	471,000	509,064
Realty Income Corp., 3.65%, 01/15/2028	465,000	519,982
Ventas Realty L.P., 4.00%, 03/01/2028	514,000	556,937
VEREIT Operating Partnership L.P., 3.40%, 01/15/2028	500,000	518,744
Welltower, Inc., 4.25%, 04/15/2028	652,000	740,031

		6,275,902

Food & Staples Retailing-2.03%
CVS Pass-Through Trust, 6.04%, 12/10/2028	136,448	155,002
Walmart, Inc., 3.70%, 06/26/2028	2,077,000	2,461,403

		2,616,405

Food Products-2.41%
Campbell Soup Co., 4.15%, 03/15/2028	742,000	867,699
General Mills, Inc., 4.20%, 04/17/2028	1,071,000	1,271,648
Kellogg Co., 4.30%, 05/15/2028	362,000	430,433
Mondelez International, Inc., 4.13%, 05/07/2028	452,000	541,550

		3,111,330

Health Care Equipment & Supplies-1.66%
Abbott Laboratories, 1.15%, 01/30/2028	500,000	506,057
Boston Scientific Corp., 4.00%, 03/01/2028	546,000	632,187
Edwards Lifesciences Corp., 4.30%, 06/15/2028	476,000	575,559
Stryker Corp., 3.65%, 03/07/2028	365,000	426,342

		2,140,145

	Principal Amount	Value
Health Care Providers & Services-9.48%
Anthem, Inc., 4.10%, 03/01/2028	$1,012,000	$1,186,452
Cigna Corp., 4.38%, 10/15/2028	3,056,000	3,663,145
CVS Health Corp., 4.30%, 03/25/2028	5,017,000	5,910,044
McKesson Corp., 3.95%, 02/16/2028	338,000	396,504
UnitedHealth Group, Inc., 3.85%, 06/15/2028	908,000	1,074,981

		12,231,126

Hotels, Restaurants & Leisure-1.69%
McDonald’s Corp., 3.80%, 04/01/2028	764,000	889,889
Starbucks Corp.
3.50%, 03/01/2028	462,000	522,936
4.00%, 11/15/2028	647,000	763,973

		2,176,798

Household Products-0.40%
Clorox Co. (The), 3.90%, 05/15/2028	430,000	511,457

Industrial Conglomerates-1.13%
3M Co., 3.63%, 09/14/2028	534,000	625,514
Roper Technologies, Inc., 4.20%, 09/15/2028	693,000	831,080

		1,456,594

Insurance-2.03%
American International Group, Inc., 4.20%, 04/01/2028	647,000	755,893
Lincoln National Corp., 3.80%, 03/01/2028	417,000	473,692
Prudential Financial, Inc., 3.88%, 03/27/2028	462,000	544,329
Willis North America, Inc., 4.50%, 09/15/2028	707,000	844,053

		2,617,967

Internet & Direct Marketing Retail-0.84%
Booking Holdings, Inc., 3.55%, 03/15/2028	377,000	420,749
Expedia Group, Inc., 3.80%, 02/15/2028	668,000	667,851

		1,088,600

IT Services-0.34%
Mastercard, Inc., 3.50%, 02/26/2028	377,000	442,038

Machinery-1.25%
Trane Technologies Global Holding Co. Ltd., 3.75%, 08/21/2028	420,000	483,607
Wabtec Corp., 4.95%, 09/15/2028	981,000	1,129,551

		1,613,158

Marine-0.30%
Kirby Corp., 4.20%, 03/01/2028	365,000	385,146

Media-5.01%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
3.75%, 02/15/2028	732,000	817,721
4.20%, 03/15/2028	1,022,000	1,171,814
Comcast Corp.
3.15%, 02/15/2028	1,300,000	1,475,123
3.55%, 05/01/2028	787,000	914,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

148

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2020

	Principal Amount	Value
Media-(continued)
Discovery Communications LLC, 3.95%, 03/20/2028	$1,343,000	$1,521,761
ViacomCBS, Inc., 3.38%, 02/15/2028	507,000	558,987

		6,460,312

Metals & Mining-0.37%
Nucor Corp., 3.95%, 05/01/2028	410,000	478,959

Multiline Retail-1.26%
Dollar General Corp., 4.13%, 05/01/2028	404,000	477,327
Dollar Tree, Inc., 4.20%, 05/15/2028	975,000	1,151,275

		1,628,602

Multi-Utilities-0.65%
Sempra Energy, 3.40%, 02/01/2028	749,000	837,314

Oil, Gas & Consumable Fuels-10.58%
Apache Corp., 4.38%, 10/15/2028	668,000	664,633
BP Capital Markets PLC (United Kingdom), 3.72%, 11/28/2028	647,000	746,421
Concho Resources, Inc., 4.30%, 08/15/2028	764,000	863,601
Continental Resources, Inc., 4.38%, 01/15/2028(b)	668,000	637,466
Enable Midstream Partners L.P., 4.95%, 05/15/2028	676,000	666,598
Energy Transfer Operating L.P., 4.95%, 06/15/2028	764,000	819,651
Equinor ASA (Norway), 3.63%, 09/10/2028	749,000	878,713
Kinder Morgan, Inc., 4.30%, 03/01/2028	971,000	1,126,403
MPLX L.P., 4.00%, 03/15/2028	1,077,000	1,187,847
Noble Energy, Inc., 3.85%, 01/15/2028	471,000	535,149
ONEOK, Inc., 4.55%, 07/15/2028	760,000	809,688
Phillips 66, 3.90%, 03/15/2028	647,000	733,859
Phillips 66 Partners L.P., 3.75%, 03/01/2028.	379,000	398,349
Sabine Pass Liquefaction LLC, 4.20%, 03/15/2028	1,045,000	1,149,956
TransCanada PipeLines Ltd. (Canada), 4.25%, 05/15/2028	1,148,000	1,339,171
Valero Energy Corp., 4.35%, 06/01/2028	550,000	627,592
Valero Energy Partners L.P., 4.50%, 03/15/2028	405,000	466,626

		13,651,723

Personal Products-0.91%
Unilever Capital Corp. (United Kingdom), 3.50%, 03/22/2028	1,000,000	1,178,596

Pharmaceuticals-7.36%
Bristol-Myers Squibb Co., 3.90%, 02/20/2028	940,000	1,097,911
Elanco Animal Health, Inc., 5.90%, 08/28/2028	377,000	447,458
GlaxoSmithKline Capital, Inc. (United Kingdom), 3.88%, 05/15/2028	1,343,000	1,595,953
Johnson & Johnson, 2.90%, 01/15/2028	1,263,000	1,431,126
Pfizer, Inc., 3.60%, 09/15/2028	842,000	996,025
Pharmacia LLC, 6.60%, 12/01/2028	525,000	731,226
Sanofi (France), 3.63%, 06/19/2028	742,000	874,254
Takeda Pharmaceutical Co. Ltd. (Japan), 5.00%, 11/26/2028	1,400,000	1,736,178
Zoetis, Inc., 3.90%, 08/20/2028	497,000	592,422

		9,502,553

	Principal Amount	Value
Road & Rail-2.09%
Canadian Pacific Railway Co. (Canada), 4.00%, 06/01/2028	$426,000	$503,249
CSX Corp., 3.80%, 03/01/2028	647,000	755,054
Union Pacific Corp., 3.95%, 09/10/2028	1,208,000	1,438,914

		2,697,217

Semiconductors & Semiconductor Equipment-0.91%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/2028	1,078,000	1,168,135

Software-1.05%
salesforce.com, inc., 3.70%, 04/11/2028	1,152,000	1,349,462

Specialty Retail-0.35%
O’Reilly Automotive, Inc., 4.35%, 06/01/2028	376,000	445,933

Tobacco-0.32%
Philip Morris International, Inc., 3.13%, 03/02/2028	365,000	409,442

Trading Companies & Distributors-0.32%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.88%, 01/23/2028	450,000	415,180

Water Utilities-0.46%
American Water Capital Corp., 3.75%, 09/01/2028	511,000	599,313

Wireless Telecommunication Services-2.20%
Vodafone Group PLC (United Kingdom), 4.38%, 05/30/2028	2,364,000	2,833,267

Total U.S. Dollar Denominated Bonds & Notes (Cost $119,074,310)		127,366,170

	Shares
Money Market Funds-0.26%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $335,319)	335,319	335,319

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.98% (Cost $119,409,629)		127,701,489

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.92%
Invesco Private Government Fund, 0.03%(c)(d)(e)	894,764	894,764
Invesco Private Prime Fund, 0.14%(c)(d)(e)	298,203	298,263

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,193,027)		1,193,027

TOTAL INVESTMENTS IN SECURITIES-99.90% (Cost $120,602,656)		128,894,516
OTHER ASSETS LESS LIABILITIES-0.10%		123,977

NET ASSETS-100.00%.		$129,018,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

149

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)–(continued)

August 31, 2020

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$141,016	$40,237,208	$(40,042,910)	$-	$5	$335,319	$5,922

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	427,202	8,414,410	(8,841,612)	-	-	-	6,376	*

Invesco Liquid Assets Portfolio, Institutional Class	142,401	2,470,341	(2,612,324)	-	(418)	-	2,513	*

Invesco Private Government Fund	-	7,833,925	(6,939,161)	-	-	894,764	130	*

Invesco Private Prime Fund	-	1,625,442	(1,327,205)	-	26	298,263	97	*

Total	$710,619	$60,581,326	$(59,763,212)	$-	$(387)	$1,528,346	$15,038

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

150

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.89%
Aerospace & Defense-0.95%
Boeing Co. (The), 3.20%, 03/01/2029	$137,000	$136,050
Raytheon Technologies Corp., 7.50%, 09/15/2029	74,000	108,475

		244,525

Air Freight & Logistics-0.48%
United Parcel Service, Inc., 3.40%, 03/15/2029	107,000	124,585

Airlines-0.27%
Delta Air Lines, Inc., 3.75%, 10/28/2029	77,000	68,796

Automobiles-1.20%
General Motors Financial Co., Inc., 5.65%, 01/17/2029	69,000	80,904
Toyota Motor Corp. (Japan), 2.76%, 07/02/2029	150,000	168,565
Toyota Motor Credit Corp., 3.65%, 01/08/2029	50,000	59,316

		308,785

Banks-6.35%
KeyCorp, 2.55%, 10/01/2029	100,000	106,884
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.74%, 03/07/2029	200,000	231,028
3.20%, 07/18/2029	200,000	222,174
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	200,000	232,218
Sumitomo Mitsui Financial Group, Inc. (Japan), 3.04%, 07/16/2029	400,000	439,346
Truist Financial Corp., 3.88%, 03/19/2029	83,000	96,373
Wells Fargo & Co., 4.15%, 01/24/2029	263,000	310,667

		1,638,690

Beverages-4.65%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.75%, 01/23/2029	600,000	732,343
Coca-Cola Co. (The), 2.13%, 09/06/2029	137,000	147,155
Diageo Capital PLC (United Kingdom), 2.38%, 10/24/2029	200,000	214,586
PepsiCo, Inc., 7.00%, 03/01/2029	74,000	107,120

		1,201,204

Building Products-0.46%
Fortune Brands Home & Security, Inc., 3.25%, 09/15/2029	107,000	119,516

Capital Markets-3.40%
Bank of New York Mellon Corp. (The), 3.30%, 08/23/2029	77,000	89,156
BlackRock, Inc., 3.25%, 04/30/2029	127,000	148,939
Brookfield Finance, Inc. (Canada), 4.85%, 03/29/2029	124,000	148,339
Charles Schwab Corp. (The)
4.00%, 02/01/2029	75,000	90,049
3.25%, 05/22/2029	150,000	172,998
Lazard Group LLC, 4.38%, 03/11/2029	75,000	86,280
Northern Trust Corp., 3.15%, 05/03/2029	50,000	57,376
S&P Global, Inc., 2.50%, 12/01/2029	77,000	84,259

		877,396

	Principal Amount	Value
Chemicals-3.12%
Dow Chemical Co. (The), 7.38%, 11/01/2029	$150,000	$213,597
Huntsman International LLC, 4.50%, 05/01/2029	120,000	132,968
Methanex Corp. (Canada), 5.25%, 12/15/2029	77,000	77,691
Nutrien Ltd. (Canada), 4.20%, 04/01/2029	100,000	119,449
Rohm & Haas Co., 7.85%, 07/15/2029	100,000	142,653
Sherwin-Williams Co. (The), 2.95%, 08/15/2029	107,000	118,023

		804,381

Commercial Services & Supplies-0.34%
Waste Connections, Inc., 3.50%, 05/01/2029	77,000	87,975

Communications Equipment-0.82%
Juniper Networks, Inc., 3.75%, 08/15/2029	77,000	87,836
Motorola Solutions, Inc., 4.60%, 05/23/2029	105,000	123,363

		211,199

Consumer Finance-0.33%
Synchrony Financial, 5.15%, 03/19/2029	74,000	84,887

Containers & Packaging-0.72%
WRKCo, Inc., 4.90%, 03/15/2029	150,000	184,929

Diversified Financial Services-0.49%
MidAmerican Energy Co., 3.65%, 04/15/2029	107,000	127,766

Diversified Telecommunication Services-5.03%
AT&T, Inc., 4.35%, 03/01/2029	410,000	488,278
Verizon Communications, Inc.
3.88%, 02/08/2029	125,000	148,274
4.02%, 12/03/2029	550,000	662,294

		1,298,846

Electric Utilities-4.93%
Avangrid, Inc., 3.80%, 06/01/2029	150,000	175,441
Duke Energy Corp., 3.40%, 06/15/2029	77,000	87,376
Duke Energy Florida LLC, 2.50%, 12/01/2029	107,000	117,404
Duke Energy Progress LLC, 3.45%, 03/15/2029	77,000	89,763
Evergy, Inc., 2.90%, 09/15/2029	107,000	116,089
Eversource Energy, Series O, 4.25%, 04/01/2029	80,000	96,359
Nevada Power Co., Series CC, 3.70%, 05/01/2029	77,000	90,723
NextEra Energy Capital Holdings, Inc.
3.50%, 04/01/2029	80,000	91,998
2.75%, 11/01/2029(b)	143,000	156,705
Southern California Edison Co., Series A, 4.20%, 03/01/2029	75,000	86,821
Virginia Electric & Power Co., Series A, 2.88%, 07/15/2029	69,000	77,713
Xcel Energy, Inc., 2.60%, 12/01/2029	80,000	86,669

		1,273,061

Electronic Equipment, Instruments & Components-0.68%
Amphenol Corp., 4.35%, 06/01/2029	75,000	91,631
Keysight Technologies, Inc., 3.00%, 10/30/2029	77,000	84,782

		176,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

151

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2020

	Principal Amount	Value
Energy Equipment & Services-0.63%
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 3.14%, 11/07/2029	$77,000	$82,640
National Oilwell Varco, Inc., 3.60%, 12/01/2029	80,000	78,934

		161,574

Entertainment-1.75%
RELX Capital, Inc. (United Kingdom), 4.00%, 03/18/2029	135,000	159,848
Walt Disney Co. (The), 2.00%, 09/01/2029	280,000	291,742

		451,590

Equity REITs-8.27%
American Tower Corp.
3.95%, 03/15/2029	77,000	89,549
3.80%, 08/15/2029	230,000	266,557
Boston Properties L.P., 3.40%, 06/21/2029	107,000	117,448
Camden Property Trust, 3.15%, 07/01/2029	77,000	86,433
Crown Castle International Corp., 4.30%, 02/15/2029	75,000	88,714
CyrusOne L.P./CyrusOne Finance Corp., 3.45%, 11/15/2029	77,000	84,217
Digital Realty Trust L.P., 3.60%, 07/01/2029	150,000	173,593
ERP Operating L.P., 3.00%, 07/01/2029	77,000	85,574
Essex Portfolio L.P., 4.00%, 03/01/2029	75,000	87,524
GLP Capital L.P./GLP Financing II, Inc., 5.30%, 01/15/2029	150,000	166,333
Healthpeak Properties, Inc., 3.50%, 07/15/2029	77,000	86,591
Omega Healthcare Investors, Inc., 3.63%, 10/01/2029	77,000	77,712
Public Storage, 3.39%, 05/01/2029	80,000	93,260
Simon Property Group L.P., 2.45%, 09/13/2029	180,000	179,940
Ventas Realty L.P., 4.40%, 01/15/2029	105,000	117,905
VEREIT Operating Partnership L.P., 3.10%, 12/15/2029	77,000	77,636
Welltower, Inc., 4.13%, 03/15/2029	75,000	84,451
Weyerhaeuser Co., 4.00%, 11/15/2029	150,000	172,612

		2,136,049

Food & Staples Retailing-1.90%
Ahold Finance USA LLC (Netherlands), 6.88%, 05/01/2029	74,000	103,921
Kroger Co. (The), 4.50%, 01/15/2029	75,000	92,088
Walmart, Inc.
3.25%, 07/08/2029	180,000	210,559
2.38%, 09/24/2029	77,000	84,820

		491,388

Food Products-1.24%
Kraft Heinz Foods Co. (The), 4.63%, 01/30/2029	150,000	170,120
Tyson Foods, Inc., 4.35%, 03/01/2029	124,000	149,992

		320,112

Gas Utilities-0.34%
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/2029	77,000	88,780

Health Care Equipment & Supplies-0.68%
Boston Scientific Corp., 4.00%, 03/01/2029	150,000	175,128

Health Care Providers & Services-3.40%
Anthem, Inc., 2.88%, 09/15/2029	107,000	116,891

	Principal Amount	Value
Health Care Providers & Services-(continued)
CommonSpirit Health, 3.35%, 10/01/2029	$137,000	$146,133
DH Europe Finance II S.a.r.l., 2.60%, 11/15/2029	107,000	116,780
HCA, Inc., 4.13%, 06/15/2029	280,000	322,962
Laboratory Corp. of America Holdings, 2.95%, 12/01/2029	77,000	84,392
Quest Diagnostics, Inc., 4.20%, 06/30/2029(b)	75,000	89,635

		876,793

Hotels, Restaurants & Leisure-0.57%
Starbucks Corp., 3.55%, 08/15/2029	127,000	146,362

Household Durables-0.81%
Leggett & Platt, Inc., 4.40%, 03/15/2029	75,000	82,613
Whirlpool Corp., 4.75%, 02/26/2029	104,000	127,592

		210,205

Household Products-0.48%
Kimberly-Clark Corp., 3.20%, 04/25/2029	107,000	123,166

Industrial Conglomerates-1.62%
3M Co.
3.38%, 03/01/2029	127,000	146,626
2.38%, 08/26/2029	143,000	154,602
Roper Technologies, Inc., 2.95%, 09/15/2029	107,000	117,729

		418,957

Insurance-4.20%
American International Group, Inc., 4.25%, 03/15/2029	75,000	88,154
Aon Corp., 3.75%, 05/02/2029	107,000	124,154
CNA Financial Corp., 3.90%, 05/01/2029	77,000	88,062
CNO Financial Group, Inc., 5.25%, 05/30/2029	80,000	93,432
Hartford Financial Services Group, Inc. (The), 2.80%, 08/19/2029(b)	77,000	83,318
Marsh & McLennan Cos., Inc., 4.38%, 03/15/2029	210,000	255,953
PartnerRe Finance B LLC, 3.70%, 07/02/2029	77,000	86,107
Principal Financial Group, Inc., 3.70%, 05/15/2029	77,000	89,905
Progressive Corp. (The), 4.00%, 03/01/2029	75,000	89,978
Reinsurance Group of America, Inc., 3.90%, 05/15/2029	75,000	85,098

		1,084,161

IT Services-6.35%
Broadridge Financial Solutions, Inc., 2.90%, 12/01/2029	107,000	116,904
Fidelity National Information Services, Inc., 3.75%, 05/21/2029	137,000	161,055
Fiserv, Inc., 3.50%, 07/01/2029	404,000	460,487
International Business Machines Corp., 3.50%, 05/15/2029	450,000	522,706
Mastercard, Inc., 2.95%, 06/01/2029	127,000	143,994
PayPal Holdings, Inc., 2.85%, 10/01/2029	210,000	233,160

		1,638,306

Leisure Products-0.56%
Hasbro, Inc., 3.90%, 11/19/2029	137,000	144,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

152

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2020

	Principal Amount	Value
Life Sciences Tools & Services-0.96%
PerkinElmer, Inc., 3.30%, 09/15/2029	$113,000	$125,715
Thermo Fisher Scientific, Inc., 2.60%, 10/01/2029	113,000	122,740

		248,455

Machinery-2.09%
Caterpillar, Inc., 2.60%, 09/19/2029	75,000	82,504
Deere & Co., 5.38%, 10/16/2029	74,000	98,034
John Deere Capital Corp., 3.45%, 03/07/2029	77,000	90,060
Parker-Hannifin Corp., 3.25%, 06/14/2029	127,000	143,779
Trane Technologies Luxembourg Finance S.A., 3.80%, 03/21/2029	107,000	125,567

		539,944

Media-1.66%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.05%, 03/30/2029	180,000	217,502
Discovery Communications LLC, 4.13%, 05/15/2029	107,000	122,513
ViacomCBS, Inc., 4.20%, 06/01/2029	77,000	88,598

		428,613

Multiline Retail-0.65%
Target Corp., 3.38%, 04/15/2029	143,000	167,097

Multi-Utilities-0.63%
Dominion Energy Gas Holdings LLC, Series B, 3.00%, 11/15/2029	77,000	85,237
DTE Energy Co., Series C, 3.40%, 06/15/2029	69,000	77,005

		162,242

Oil, Gas & Consumable Fuels-9.46%
Boardwalk Pipelines L.P., 4.80%, 05/03/2029	77,000	85,263
Cimarex Energy Co., 4.38%, 03/15/2029	80,000	85,471
ConocoPhillips Holding Co., 6.95%, 04/15/2029 .	200,000	279,868
Diamondback Energy, Inc., 3.50%, 12/01/2029	150,000	153,023
Enable Midstream Partners L.P., 4.15%, 09/15/2029	77,000	71,964
Enbridge, Inc. (Canada), 3.13%, 11/15/2029	127,000	137,414
Energy Transfer Operating L.P., 5.25%, 04/15/2029	200,000	219,304
Enterprise Products Operating LLC, 3.13%, 07/31/2029	180,000	197,026
Exxon Mobil Corp., 2.44%, 08/16/2029	180,000	195,171
Husky Energy, Inc. (Canada), 4.40%, 04/15/2029	107,000	114,078
MPLX L.P., 4.80%, 02/15/2029	105,000	121,868
ONEOK, Inc., 4.35%, 03/15/2029	107,000	112,061
Phillips 66 Partners L.P., 3.15%, 12/15/2029	77,000	77,721
Shell International Finance B.V. (Netherlands), 2.38%, 11/07/2029	210,000	223,813
Total Capital International S.A. (France), 3.46%, 02/19/2029	180,000	207,722
Valero Energy Corp., 4.00%, 04/01/2029	143,000	161,146

		2,442,913

Paper & Forest Products-0.40%
Georgia-Pacific LLC, 7.75%, 11/15/2029	69,000	103,228

	Principal Amount	Value
Personal Products-0.73%
Estee Lauder Cos., Inc. (The), 2.38%, 12/01/2029	$77,000	$82,731
Unilever Capital Corp. (United Kingdom), 2.13%, 09/06/2029	100,000	106,718

		189,449

Pharmaceuticals-4.08%
AstraZeneca PLC (United Kingdom), 4.00%, 01/17/2029	125,000	149,109
Eli Lilly and Co., 3.38%, 03/15/2029	177,000	206,397
GlaxoSmithKline Capital PLC (United Kingdom), 3.38%, 06/01/2029	137,000	158,705
Merck & Co., Inc., 3.40%, 03/07/2029	230,000	269,140
Pfizer, Inc., 3.45%, 03/15/2029	230,000	270,074

		1,053,425

Road & Rail-1.23%
CSX Corp., 4.25%, 03/15/2029	124,000	149,250
Union Pacific Corp., 3.70%, 03/01/2029	143,000	167,655

		316,905

Semiconductors & Semiconductor Equipment-3.25%
Intel Corp., 2.45%, 11/15/2029	277,000	301,741
KLA Corp., 4.10%, 03/15/2029	105,000	126,304
Lam Research Corp., 4.00%, 03/15/2029	143,000	171,382
Micron Technology, Inc., 5.33%, 02/06/2029	105,000	125,673
Texas Instruments, Inc., 2.25%, 09/04/2029	107,000	114,830

		839,930

Specialty Retail-2.31%
Home Depot, Inc. (The), 2.95%, 06/15/2029	233,000	262,901
Lowe’s Cos., Inc., 3.65%, 04/05/2029	210,000	243,494
O’Reilly Automotive, Inc., 3.90%, 06/01/2029	77,000	90,301

		596,696

Technology Hardware, Storage & Peripherals-1.05%
Apple, Inc., 2.20%, 09/11/2029	250,000	269,788

Tobacco-2.70%
Altria Group, Inc., 4.80%, 02/14/2029	410,000	490,534
BAT Capital Corp. (United Kingdom), 3.46%, 09/06/2029	77,000	83,879
Philip Morris International, Inc., 3.38%, 08/15/2029	107,000	122,103

		696,516

Trading Companies & Distributors-0.36%
GATX Corp., 4.70%, 04/01/2029	80,000	93,810

Water Utilities-0.31%
American Water Capital Corp., 3.45%, 06/01/2029	69,000	79,557

Total U.S. Dollar Denominated Bonds & Notes (Cost $24,210,136)		25,528,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

153

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)–(continued)

August 31, 2020

	Shares	Value
Money Market Funds-0.16%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $41,737)	41,737	$41,737

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.05% (Cost $24,251,873)		25,570,013

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.13%
Invesco Private Government Fund, 0.03%(c)(d)(e)	217,049	217,049

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.14%(c)(d)(e)	73,440	$73,454

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $290,503)		290,503

TOTAL INVESTMENTS IN SECURITIES-100.18% (Cost $24,542,376)		25,860,516
OTHER ASSETS LESS LIABILITIES-(0.18)%		(45,549)

NET ASSETS-100.00%		$25,814,967

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$7,156,977	$(7,115,240)	$-	$-	$41,737	$1,111

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	-	2,183,556	(2,183,556)	-	-	-	488	*

Invesco Liquid Assets Portfolio, Institutional Class	-	549,725	(549,621)	-	(104)	-	213	*

Invesco Private Government Fund	-	2,785,643	(2,568,594)	-	-	217,049	49	*

Invesco Private Prime Fund	-	501,758	(428,318)	-	14	73,454	30	*

Total	$-	$13,177,659	$(12,845,329)	$-	$(90)	$332,240	$1,891

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

154

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Treasury Securities-80.99%
U.S. Treasury Bills-80.99%(b)
0.07%-0.09%, 10/22/2020	$135,000,000	$134,981,832
0.09%-0.13%, 09/17/2020	447,379,000	447,362,594

Total U.S. Treasury Securities (Cost $582,341,760)		582,344,426

U.S. Dollar Denominated Bonds & Notes-17.72%
Airlines-0.84%
United Airlines Holdings, Inc., 6.00%, 12/01/2020	6,000,000	6,036,750

Chemicals-3.64%
Blue Cube Spinco LLC
9.75%, 10/15/2023	14,500,000	15,010,618
10.00%, 10/15/2025	10,504,000	11,152,149

		26,162,767

Consumer Finance-1.40%
Navient Corp., 5.00%, 10/26/2020	10,000,000	10,035,600
Stearns Holdings LLC/Stearns Co-Issuer, Inc., 5.00%, 11/05/2024(c)	107,069	65,847

		10,101,447

Energy Equipment & Services-1.51%
Nabors Industries, Inc., 5.00%, 09/15/2020(d)	6,966,000	6,921,487
Transocean, Inc., 6.50%, 11/15/2020	4,594,000	3,973,810

		10,895,297

Hotels, Restaurants & Leisure-0.86%
Yum! Brands, Inc., 3.88%, 11/01/2020	6,170,000	6,161,424

Oil, Gas & Consumable Fuels-5.36%
CITGO Petroleum Corp., 6.25%, 08/15/2022(c)	13,889,000	13,897,542
Murphy Oil Corp., 6.88%, 08/15/2024	12,996,000	13,228,693
NuStar Logistics L.P., 4.80%, 09/01/2020	11,399,000	11,399,000

		38,525,235

	Principal Amount	Value
Software-1.92%
NortonLifeLock, Inc., 4.20%, 09/15/2020	$13,818,000	$13,825,600

Specialty Retail-0.48%
Caleres, Inc., 6.25%, 08/15/2023	3,854,000	3,420,425

Wireless Telecommunication Services-1.71%
T-Mobile USA, Inc., 6.00%, 03/01/2023	12,293,000	12,323,733

Total U.S. Dollar Denominated Bonds & Notes (Cost $128,692,135)		127,452,678

	Shares
Money Market Funds-0.88%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(e)(f) (Cost $6,321,675)	6,321,675	6,321,675

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.59% (Cost $717,355,570)		716,118,779

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.01%
Invesco Private Government Fund, 0.03%(e)(f)(g)	5,430,868	5,430,868
Invesco Private Prime Fund, 0.14%(e)(f)(g)	1,809,927	1,810,289

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,241,157)		7,241,157

TOTAL INVESTMENTS IN SECURITIES-100.60% (Cost $724,596,727)		723,359,936
OTHER ASSETS LESS LIABILITIES-(0.60)%		(4,312,554)

NET ASSETS-100.00%		$719,047,382

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

155

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $13,963,389, which represented 1.94% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at August 31, 2020.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$121,462,842	$1,789,038,456	$(1,904,179,623)	$-	$-	$6,321,675	$743,751

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	35,931,633	48,450,647	(84,382,280)	-	-	-	157,453	*

Invesco Liquid Assets Portfolio, Institutional Class	11,977,211	15,281,229	(27,258,696)	(401)	657	-	57,408	*

Invesco Private Government Fund	-	7,258,560	(1,827,692)	-	-	5,430,868	512	*

Invesco Private Prime Fund	-	1,883,998	(73,709)	-	-	1,810,289	427	*

Total	$169,371,686	$1,861,912,890	$(2,017,722,000)	$(401)	$657	$13,562,832	$959,551

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

156

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-93.62%
Airlines-0.70%
Air Canada (Canada), 7.75%, 04/15/2021(b)(c)	$6,958,000	$6,983,223

Automobiles-4.94%
Ford Motor Credit Co. LLC
5.88%, 08/02/2021	30,753,000	31,450,785
3.81%, 10/12/2021	17,492,000	17,599,576

		49,050,361

Commercial Services & Supplies-1.76%
ADT Security Corp. (The), 6.25%, 10/15/2021	16,514,000	17,490,390

Communications Equipment-1.77%
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	16,893,000	17,547,604

Construction & Engineering-0.59%
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	5,625,000	5,844,291

Consumer Finance-3.57%
Navient Corp.
5.88%, 03/25/2021	10,744,000	10,935,404
6.63%, 07/26/2021	11,592,000	11,910,780
OneMain Finance Corp., 7.75%, 10/01/2021	11,988,000	12,584,703

		35,430,887

Containers & Packaging-0.74%
Graphic Packaging International LLC, 4.75%, 04/15/2021	7,206,000	7,314,090

Distributors-0.39%
SunOpta Foods, Inc., 9.50%, 10/09/2022(b)	3,768,000	3,866,910

Diversified Financial Services-0.47%
Voyager Aviation Holdings LLC/Voyager Finance Co., 8.50%, 08/15/2021(b)	6,554,000	4,611,558

Diversified Telecommunication Services-7.34%
Altice France S.A. (France), 7.38%, 05/01/2026(b)	30,750,000	32,678,025
CenturyLink, Inc., Series S, 6.45%, 06/15/2021	24,615,000	25,479,725
Level 3 Financing, Inc., 5.38%, 01/15/2024	14,498,000	14,713,948

		72,871,698

Electric Utilities-5.79%
NRG Energy, Inc.
7.25%, 05/15/2026	18,775,000	20,116,192
6.63%, 01/15/2027	20,254,000	21,705,402
Vistra Operations Co. LLC, 5.50%, 09/01/2026(b)	14,887,000	15,649,959

		57,471,553

Electrical Equipment-1.36%
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/2026(b)	12,840,000	13,524,565

	Principal Amount	Value
Entertainment-0.98%
Netflix, Inc., 5.38%, 02/01/2021	$9,491,000	$9,695,626

Food & Staples Retailing-0.40%
Simmons Foods, Inc., 7.75%, 01/15/2024(b)	3,748,000	3,949,061

Health Care Equipment & Supplies-0.43%
Teleflex, Inc., 4.88%, 06/01/2026	4,059,000	4,256,105

Health Care Providers & Services-0.10%
Encompass Health Corp., 5.13%, 03/15/2023	1,015,000	1,026,312

Hotels, Restaurants & Leisure-6.23%
Boyne USA, Inc., 7.25%, 05/01/2025(b)	10,643,000	11,320,374
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC, 5.25%, 06/01/2026(b)	17,509,000	18,220,828
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/2026	4,965,000	5,165,934
Stars Group Holdings B.V./Stars Group US Co-Borrower LLC (Canada), 7.00%, 07/15/2026(b)	16,418,000	17,474,909
Wyndham Destinations, Inc., 5.63%, 03/01/2021	4,013,000	4,047,612
Yum! Brands, Inc., 3.75%, 11/01/2021	5,492,000	5,566,828

		61,796,485

Household Durables-0.93%
KB Home, 7.00%, 12/15/2021	8,735,000	9,192,496
Lennar Corp., 8.38%, 01/15/2021	8,000	8,220

		9,200,716

Independent Power and Renewable Electricity Producers-2.94%
AES Andres B.V./Dominican Power Partners/Empresa Generadora de Electricidad Itabo S.A. (Dominican Republic), 7.95%, 05/11/2026(b)	3,240,000	3,341,282
Clearway Energy Operating LLC, 5.75%, 10/15/2025	10,790,000	11,465,508
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	13,458,000	14,355,178

		29,161,968

Industrial Conglomerates-0.92%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.75%, 02/01/2024(c)	8,875,000	9,173,599

Insurance-2.01%
Genworth Holdings, Inc.
7.20%, 02/15/2021(c)	7,410,000	7,529,486
7.63%, 09/24/2021(c)	12,056,000	12,361,198

		19,890,684

IT Services-0.14%
WEX, Inc., 4.75%, 02/01/2023(b)	1,355,000	1,369,526

Media-15.56%
Altice Financing S.A. (Luxembourg), 7.50%, 05/15/2026(b)	16,603,000	17,739,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

157

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)–(continued)

August 31, 2020

	Principal Amount	Value
Media-(continued)
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%, 02/15/2026(b)	$34,595,000	$36,300,879
5.88%, 05/01/2027(b)	11,127,000	11,708,386
CSC Holdings LLC, 6.75%, 11/15/2021	16,938,000	17,832,580
DISH DBS Corp., 6.75%, 06/01/2021	36,789,000	37,745,514
Lamar Media Corp., 5.75%, 02/01/2026	9,664,000	10,094,773
Sirius XM Radio, Inc., 5.38%, 07/15/2026(b)	16,951,000	17,786,769
TEGNA, Inc., 4.88%, 09/15/2021(b)	5,136,000	5,144,038

		154,352,207

Mortgage REITs-1.86%
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 5.88%, 08/01/2021(b)	5,087,000	5,080,005
Starwood Property Trust, Inc., 5.00%, 12/15/2021	13,117,000	13,349,368

		18,429,373

Multiline Retail-0.33%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/2021(b)	3,320,000	3,302,885

Oil, Gas & Consumable Fuels-4.29%
American Midstream Partners L.P./American Midstream Finance Corp., 9.50%, 12/15/2021(b)	7,762,000	7,207,987
Antero Resources Corp., 5.38%, 11/01/2021(c)	12,721,000	12,371,172
Buckeye Partners L.P., 4.88%, 02/01/2021	2,290,000	2,302,881
DCP Midstream Operating L.P., 4.75%, 09/30/2021(b)	8,218,000	8,405,494
NuStar Logistics L.P., 6.75%, 02/01/2021	4,857,000	4,914,483
Western Midstream Operating L.P., 5.38%, 06/01/2021	7,262,000	7,370,930

		42,572,947

Paper & Forest Products-0.70%
Eldorado International Finance GmbH (Brazil), 8.63%, 06/16/2021(b)	6,900,000	6,970,070

Pharmaceuticals-5.46%
Bausch Health Cos., Inc.
7.00%, 03/15/2024(b)	20,024,000	20,804,936
9.00%, 12/15/2025(b)	21,575,000	23,650,515
Elanco Animal Health, Inc., 4.91%, 08/27/2021	9,442,000	9,707,556

		54,163,007

Professional Services-0.68%
Nielsen Co. (Luxembourg) S.a.r.l. (The), 5.50%, 10/01/2021(b)	6,764,000	6,791,496

Semiconductors & Semiconductor Equipment-1.78%
Qorvo, Inc., 5.50%, 07/15/2026	16,580,000	17,617,411

	Principal Amount	Value
Software-2.64%
CDK Global, Inc., 5.88%, 06/15/2026	$9,308,000	$9,798,392
Open Text Corp. (Canada), 5.88%, 06/01/2026(b)	15,584,000	16,418,757

		26,217,149

Specialty Retail-0.90%
L Brands, Inc., 6.63%, 04/01/2021	8,686,000	8,942,280

Technology Hardware, Storage & Peripherals-5.07%
Dell International LLC/EMC Corp., 5.88%, 06/15/2021(b)	15,581,000	15,595,802
Dell, Inc., 4.63%, 04/01/2021(c)	7,006,000	7,110,214
Vericast Corp., 9.25%, 03/01/2021(b)(c)	10,289,000	10,346,876
Xerox Corp., 4.50%, 05/15/2021	16,886,000	17,257,745

		50,310,637

Thrifts & Mortgage Finance-1.40%
Nationstar Mortgage Holdings, Inc., 9.13%, 07/15/2026(b)	12,702,000	13,837,368

Tobacco-0.39%
Pyxus Holdings, Inc., 10.00%, 08/24/2024(b)(c)	4,206,528	3,848,973

Trading Companies & Distributors-2.69%
United Rentals North America, Inc., 5.88%, 09/15/2026	17,945,000	19,113,847
WESCO Distribution, Inc., 5.38%, 12/15/2021	7,485,000	7,552,328

		26,666,175

Wireless Telecommunication Services-5.37%
Sprint Communications, Inc., 11.50%, 11/15/2021	15,166,000	16,891,132
Sprint Corp., 7.25%, 09/15/2021	15,299,000	16,161,099
T-Mobile USA, Inc.
6.00%, 04/15/2024	5,868,000	5,990,524
6.50%, 01/15/2026	13,624,000	14,279,655

		53,322,410

Total U.S. Dollar Denominated Bonds & Notes (Cost $923,216,568)		928,871,600

	Shares

Money Market Funds-4.73%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $46,929,383)	46,929,383	46,929,383

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.35% (Cost $970,145,951)		975,800,983

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.65%
Invesco Private Government Fund, 0.03%(d)(e)(f)	27,160,687	27,160,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

158

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)–(continued)

August 31, 2020

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.14%(d)(e)(f)	9,051,806	$9,053,616

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $36,214,035)		36,214,303

TOTAL INVESTMENTS IN SECURITIES-102.00% (Cost $1,006,359,986)		1,012,015,286
OTHER ASSETS LESS LIABILITIES-(2.00)%		(19,821,106)

NET ASSETS-100.00%		$992,194,180

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $378,285,902, which represented 38.13% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$41,422,747	$584,729,245	$(579,222,609)	$-	$-	$46,929,383	$344,908

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	44,277,498	144,324,218	(188,601,716)	-	-	-	303,494	*

Invesco Liquid Assets Portfolio, Institutional Class	14,354,899	41,119,924	(55,469,002)	(156)	(5,665)	-	113,901	*

Invesco Private Government Fund	-	101,385,540	(74,224,853)	-	-	27,160,687	3,633	*

Invesco Private Prime Fund	-	15,170,341	(6,117,579)	268	586	9,053,616	2,461	*

Total	$100,055,144	$886,729,268	$(903,635,759)	$112	$(5,079)	$83,143,686	$768,397

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

159

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-93.41%
Aerospace & Defense-2.24%
Bombardier, Inc. (Canada), 6.00%, 10/15/2022(b)	$7,147,000	$6,110,685
TransDigm, Inc., 8.00%, 12/15/2025(b)	7,000,000	7,619,500
Triumph Group, Inc., 5.25%, 06/01/2022(c)	1,862,000	1,458,905

		15,189,090

Air Freight & Logistics-2.36%
XPO Logistics, Inc.
6.50%, 06/15/2022(b)	7,956,000	7,998,167
6.25%, 05/01/2025(b)	7,500,000	8,020,312

		16,018,479

Airlines-0.33%
United Airlines Holdings, Inc., 4.25%, 10/01/2022	2,385,000	2,209,858

Auto Components-0.56%
Adient US LLC, 9.00%, 04/15/2025(b)	350,000	389,156
Clarios Global L.P., 6.75%, 05/15/2025(b)	3,200,000	3,433,728

		3,822,884

Automobiles-4.01%
Ford Motor Credit Co. LLC
3.22%, 01/09/2022	4,900,000	4,893,336
3.34%, 03/28/2022	5,951,000	5,987,004
2.98%, 08/03/2022	5,800,000	5,781,875
4.25%, 09/20/2022	6,400,000	6,511,296
3.55%, 10/07/2022	4,000,000	4,016,000
Mclaren Finance PLC (United Kingdom), 5.75%, 08/01/2022(b)(c)	2,000	1,710

		27,191,221

Beverages-0.44%
Ajecorp B.V. (Spain), 6.50%, 05/14/2022(b)	3,000,000	2,967,000

Capital Markets-1.18%
APX Group, Inc., 7.88%, 12/01/2022	4,208,000	4,260,600
MSCI, Inc., 5.38%, 05/15/2027(b)	3,424,000	3,706,891

		7,967,491

Chemicals-1.12%
Ashland LLC, 4.75%, 08/15/2022	4,122,000	4,330,676
Cooke Omega Investment, Inc./Alpha VesselCo. Holdings Inc. (Canada), 8.50%, 12/15/2022(b)	2,180,000	2,253,063
Olin Corp., 5.50%, 08/15/2022	984,000	1,007,139

		7,590,878

Commercial Services & Supplies-3.96%
ADT Security Corp. (The), 3.50%, 07/15/2022	6,694,000	6,865,467
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026(b)	11,998,000	12,882,853
Brink’s Co. (The), 5.50%, 07/15/2025(b)	205,000	216,659
Clean Harbors, Inc., 4.88%, 07/15/2027(b)	3,404,000	3,576,957

	Principal Amount	Value
Commercial Services & Supplies-(continued)
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/01/2022(b)(c)	$2,327,000	$1,894,143
Quad/Graphics, Inc., 7.00%, 05/01/2022(c)	1,586,000	1,409,185

		26,845,264

Consumer Finance-3.73%
Navient Corp.
7.25%, 01/25/2022	4,689,000	4,933,883
6.50%, 06/15/2022	6,807,000	7,113,315
OneMain Finance Corp.
6.13%, 05/15/2022	7,051,000	7,425,585
8.88%, 06/01/2025	4,000,000	4,517,400
SLM Corp., 5.13%, 04/05/2022	1,235,000	1,275,909

		25,266,092

Containers & Packaging-2.90%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	3,600,000	3,824,100
Ball Corp., 5.00%, 03/15/2022	5,876,000	6,250,154
Graphic Packaging International LLC, 4.88%, 11/15/2022	1,579,000	1,659,553
LABL Escrow Issuer LLC, 10.50%, 07/15/2027(b)	4,503,000	4,952,310
Sealed Air Corp., 4.88%, 12/01/2022(b)	2,818,000	2,982,895

		19,669,012

Diversified Consumer Services-0.02%
Service Corp. International, 4.63%, 12/15/2027	138,000	149,786

Diversified Financial Services-0.29%
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc., 6.38%, 12/15/2022(b)	2,023,000	1,934,767

Diversified Telecommunication Services-4.46%
Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	4,350,000	4,994,344
CenturyLink, Inc., Series T, 5.80%, 03/15/2022	9,136,000	9,563,793
Cogent Communications Group, Inc., 5.38%, 03/01/2022(b)	2,840,000	2,935,183
Numericable-SFR S.A. (France), 8.13%, 02/01/2027(b)	11,400,000	12,724,053

		30,217,373

Energy Equipment & Services-0.28%
Welltec A/S (Denmark), 9.50%, 12/01/2022(b)	2,100,000	1,911,000

Entertainment-0.68%
Netflix, Inc., 5.50%, 02/15/2022	4,354,000	4,593,470

Equity REITs-2.32%
CoreCivic, Inc., 5.00%, 10/15/2022	1,589,000	1,570,750
GEO Group, Inc. (The), 5.88%, 01/15/2022	1,270,000	1,239,539
HAT Holdings I LLC/HAT Holdings II LLC, 6.00%, 04/15/2025(b)	500,000	536,875
iStar, Inc., 5.25%, 09/15/2022	2,574,000	2,612,095
Mack-Cali Realty L.P., 4.50%, 04/18/2022	1,950,000	1,876,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

160

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)–(continued)

August 31, 2020

	Principal Amount	Value
Equity REITs-(continued)
SBA Communications Corp., 4.00%, 10/01/2022	$4,649,000	$4,690,771
Service Properties Trust, 5.00%, 08/15/2022	3,172,000	3,179,930

		15,706,723

Food Products-1.44%
Post Holdings, Inc., 5.75%, 03/01/2027(b)	6,822,000	7,224,941
TreeHouse Foods, Inc., 4.88%, 03/15/2022	2,535,000	2,546,446

		9,771,387

Health Care Equipment & Supplies-0.71%
Avanos Medical, Inc., 6.25%, 10/15/2022	1,912,000	1,919,170
Teleflex, Inc., 4.63%, 11/15/2027	2,710,000	2,885,649

		4,804,819

Health Care Providers & Services-4.29%
Molina Healthcare, Inc., 5.38%, 11/15/2022	4,670,000	4,901,749
Tenet Healthcare Corp.
8.13%, 04/01/2022	18,299,000	19,776,644
7.50%, 04/01/2025(b)	4,000,000	4,395,660

		29,074,053

Hotels, Restaurants & Leisure-8.72%
Aramark Services, Inc., 6.38%, 05/01/2025(b)	9,400,000	9,858,250
Boyd Gaming Corp., 8.63%, 06/01/2025(b)	3,800,000	4,194,250
CCM Merger, Inc., 6.00%, 03/15/2022(b)	1,564,000	1,561,068
Cinemark USA, Inc.
5.13%, 12/15/2022	2,608,000	2,451,520
8.75%, 05/01/2025(b)	1,585,000	1,706,847
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/2027	4,000,000	4,109,260
International Game Technology PLC, 6.25%, 02/15/2022(b)	10,500,000	10,811,797
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC, 4.75%, 06/01/2027(b)	203,000	213,740
Marriott Ownership Resorts, Inc., 6.13%, 09/15/2025(b)	3,200,000	3,414,000
MGM Resorts International, 7.75%, 03/15/2022	6,540,000	6,952,837
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(b)	4,700,000	5,095,717
Wyndham Destinations, Inc., 4.25%, 03/01/2022	4,496,000	4,532,485
Yum! Brands, Inc., 7.75%, 04/01/2025(b)	3,774,000	4,217,445

		59,119,216

Household Durables-1.05%
KB Home, 7.50%, 09/15/2022	2,407,000	2,647,134
Meritage Homes Corp., 7.00%, 04/01/2022	2,243,000	2,407,894
New Home Co., Inc. (The), 7.25%, 04/01/2022	2,147,000	2,057,932

		7,112,960

Industrial Conglomerates-1.18%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 02/01/2022	7,883,000	7,989,223

	Principal Amount	Value
Insurance-0.98%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	$6,285,000	$6,672,722

IT Services-0.38%
Atento Luxco 1 S.A. (Spain), 6.13%, 08/10/2022(b)	2,710,000	2,567,725

Machinery-0.63%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025(b)	4,000,000	4,285,000

Media-12.66%
AMC Networks, Inc., 4.75%, 12/15/2022	2,754,000	2,767,012
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/2027(b)	5,858,000	6,246,708
5.00%, 02/01/2028(b)	15,984,000	16,919,064
CSC Holdings LLC
5.88%, 09/15/2022	4,654,000	4,943,595
5.50%, 04/15/2027(b)	9,500,000	10,140,870
DISH DBS Corp., 5.88%, 07/15/2022	13,023,000	13,687,173
Sirius XM Radio, Inc.
3.88%, 08/01/2022(b)	6,474,000	6,538,740
5.00%, 08/01/2027(b)	9,413,000	9,997,971
Univision Communications, Inc., 9.50%, 05/01/2025(b)	2,300,000	2,530,000
Urban One, Inc., 7.38%, 04/15/2022(b)	2,277,000	2,057,304
Videotron Ltd. (Canada)
5.00%, 07/15/2022	5,255,000	5,535,223
5.13%, 04/15/2027(b)	4,190,000	4,443,097

		85,806,757

Metals & Mining-1.60%
Compass Minerals International, Inc., 6.75%, 12/01/2027(b)	1,698,000	1,859,004
Freeport-McMoRan, Inc., 3.55%, 03/01/2022	8,721,000	8,955,813

		10,814,817

Mortgage REITs-0.55%
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 5.25%, 03/15/2022(b)	3,769,000	3,743,050

Multiline Retail-0.34%
Macy’s Retail Holdings, Inc., 3.88%, 01/15/2022	2,477,000	2,278,592

Oil, Gas & Consumable Fuels-7.09%
Antero Resources Corp., 5.13%, 12/01/2022	5,083,000	4,382,690
Apache Corp., 3.25%, 04/15/2022	3,299,000	3,298,010
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/2022(b)	4,975,000	4,961,194
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022(c)	2,121,000	2,107,245
CNX Resources Corp., 5.88%, 04/15/2022	2,588,000	2,606,957
DCP Midstream Operating L.P., 4.95%, 04/01/2022	2,373,000	2,434,734
EQT Corp., 3.00%, 10/01/2022(c)	5,080,000	5,029,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

161

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)–(continued)

August 31, 2020

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
HighPoint Operating Corp., 7.00%, 10/15/2022	$2,027,000	$509,760
Murphy Oil Corp., 4.95%, 12/01/2022	2,193,000	2,194,349
NuStar Logistics L.P., 4.75%, 02/01/2022(c)	1,748,000	1,758,514
Occidental Petroleum Corp., 3.13%, 02/15/2022	5,190,000	5,131,353
QEP Resources, Inc., 5.38%, 10/01/2022	3,000,000	2,635,545
Range Resources Corp., 5.00%, 08/15/2022(c)	3,002,000	3,026,391
Southwestern Energy Co., 4.10%, 03/15/2022	1,617,000	1,606,482
Teine Energy Ltd. (Canada), 6.88%, 09/30/2022(b)(c)	2,262,000	2,230,366
Western Midstream Operating L.P., 4.00%, 07/01/2022	4,019,000	4,099,380

		48,012,170

Personal Products-1.43%
Avon International Capital PLC (United Kingdom), 6.50%, 08/15/2022(b)	2,522,000	2,554,509
Avon International Operations, Inc. (United Kingdom), 7.88%, 08/15/2022(b)	3,478,000	3,530,987
Edgewell Personal Care Co., 4.70%, 05/24/2022	3,433,000	3,598,179

		9,683,675

Pharmaceuticals-3.79%
Bausch Health Americas, Inc.
9.25%, 04/01/2026(b)	8,467,000	9,388,209
8.50%, 01/31/2027(b)	11,766,000	12,959,249
Catalent Pharma Solutions, Inc., 5.00%, 07/15/2027(b)	3,123,000	3,300,043

		25,647,501

Professional Services-2.19%
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022(b)	14,809,000	14,837,878

Semiconductors & Semiconductor Equipment-0.35%
Advanced Micro Devices, Inc., 7.50%, 08/15/2022	2,130,000	2,393,087

Software-0.56%
CDK Global, Inc., 4.88%, 06/01/2027	3,564,000	3,770,017

Specialty Retail-3.13%
Conn’s, Inc., 7.25%, 07/15/2022(c)	1,568,000	1,338,312
Group 1 Automotive, Inc., 5.00%, 06/01/2022	3,721,000	3,721,000
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	2,309,000	2,270,936
L Brands, Inc., 5.63%, 02/15/2022	6,085,000	6,265,877
Murphy Oil USA, Inc., 5.63%, 05/01/2027	1,831,000	1,947,378
Penske Automotive Group, Inc., 5.75%, 10/01/2022	3,562,000	3,575,589
Sally Holdings LLC/Sally Capital, Inc., 8.75%, 04/30/2025(b)	1,900,000	2,117,312

		21,236,404

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-1.67%
NCR Corp.
5.00%, 07/15/2022	$4,321,000	$4,320,287
8.13%, 04/15/2025(b)	2,600,000	2,915,146
Vericast Corp., 8.38%, 08/15/2022(b)	4,980,000	4,090,995

		11,326,428

Textiles, Apparel & Luxury Goods-0.50%
William Carter Co. (The), 5.50%, 05/15/2025(b)	3,150,000	3,381,934

Trading Companies & Distributors-3.11%
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/2022(b)	4,456,000	4,433,965
United Rentals North America, Inc., 5.50%, 05/15/2027	5,732,000	6,150,293
WESCO Distribution, Inc., 7.13%, 06/15/2025(b)	9,500,000	10,462,587

		21,046,845

Wireless Telecommunication Services-4.18%
Consolidated Communications, Inc., 6.50%, 10/01/2022(c)	2,687,000	2,634,939
Sprint Communications, Inc., 6.00%, 11/15/2022	14,636,000	15,898,355
T-Mobile USA, Inc.
4.00%, 04/15/2022	3,467,000	3,607,431
5.38%, 04/15/2027	3,537,000	3,821,393
Trilogy International Partners LLC/Trilogy International Finance, Inc. (New Zealand), 8.88%, 05/01/2022(b)(c)	2,552,000	2,356,810

		28,318,928

Total U.S. Dollar Denominated Bonds & Notes (Cost $629,277,462)		632,945,576

	Shares
Money Market Funds-5.15%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $34,889,820)	34,889,820	34,889,820

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.56% (Cost $664,167,282)		667,835,396

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.59%
Invesco Private Government Fund, 0.03%(d)(e)(f)	13,169,364	13,169,364
Invesco Private Prime Fund, 0.14%(d)(e)(f)	4,400,289	4,401,169

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $17,570,454)		17,570,533

TOTAL INVESTMENTS IN SECURITIES-101.15% (Cost $681,737,736)		685,405,929
OTHER ASSETS LESS LIABILITIES-(1.15)%		(7,792,620)

NET ASSETS-100.00%.		$677,613,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

162

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)–(continued)

August 31, 2020

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $314,353,441, which represented 46.39% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$10,574,525	$416,735,175	$(392,419,880)	$-	$-	$34,889,820	$180,529

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	13,561,947	75,756,888	(89,318,835)	-	-	-	115,030	*

Invesco Liquid Assets Portfolio, Institutional Class	4,914,449	25,430,869	(30,341,697)	-	(3,621)	-	43,825	*

Invesco Private Government Fund	-	65,223,319	(52,053,955)	-	-	13,169,364	1,875	*

Invesco Private Prime Fund	-	8,613,464	(4,212,757)	79	383	4,401,169	1,298	*

Total	$29,050,921	$591,759,715	$(568,347,124)	$79	$(3,238)	$52,460,353	$342,557

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

163

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-96.54%
Aerospace & Defense-2.10%
Bombardier, Inc. (Canada), 6.13%, 01/15/2023(b)	$4,838,000	$3,923,618
SSL Robotics LLC, 9.75%, 12/31/2023(b)	3,759,000	4,256,692

		8,180,310

Air Freight & Logistics-0.56%
XPO Logistics, Inc., 6.13%, 09/01/2023(b)	2,144,000	2,188,113

Airlines-0.32%
Air Medical Group Holdings, Inc., 6.38%, 05/15/2023(b)	1,248,000	1,240,069

Auto Components-0.98%
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/2023	3,789,000	3,805,615

Automobiles-5.41%
Ford Motor Co., 8.50%, 04/21/2023	8,000,000	8,856,000
Ford Motor Credit Co. LLC
3.09%, 01/09/2023	3,500,000	3,485,965
4.14%, 02/15/2023	2,000,000	2,049,400
3.10%, 05/04/2023	2,202,000	2,194,293
4.38%, 08/06/2023	2,600,000	2,683,720
Jaguar Land Rover Automotive PLC (United Kingdom), 5.63%, 02/01/2023(b)(c)	1,903,000	1,842,323

		21,111,701

Capital Markets-1.28%
APX Group, Inc., 7.63%, 09/01/2023(c)	1,532,000	1,572,054
DKT Finance ApS (Denmark), 9.38%, 06/17/2023(b)	1,500,000	1,516,875
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	2,125,000	1,918,036

		5,006,965

Chemicals-4.24%
Aruba Investments, Inc., 8.75%, 02/15/2023(b)	859,000	875,016
Avient Corp., 5.25%, 03/15/2023	2,126,000	2,311,334
CF Industries, Inc., 3.45%, 06/01/2023	2,664,000	2,778,086
Chemours Co. (The), 6.63%, 05/15/2023	3,410,000	3,433,307
CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 06/15/2023(b)	2,401,000	2,365,237
LSB Industries, Inc., 9.63%, 05/01/2023(b)(c)	2,087,000	2,152,438
OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	2,500,000	2,606,250

		16,521,668

Commercial Services & Supplies-2.66%
ADT Security Corp. (The), 4.13%, 06/15/2023	2,669,000	2,794,149
Algeco Global Finance 2 PLC (United Kingdom), 10.00%, 08/15/2023(b)(c)	1,402,000	1,310,870
Algeco Global Finance PLC (United Kingdom), 8.00%, 02/15/2023(b)	2,000,000	2,046,230

	Principal Amount	Value
Commercial Services & Supplies-(continued)
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/2023(b)	$3,271,000	$3,346,675
RR Donnelley & Sons Co., 6.50%, 11/15/2023	991,000	870,737

		10,368,661

Communications Equipment-0.45%
Plantronics, Inc., 5.50%, 05/31/2023(b)	1,849,000	1,751,216

Construction & Engineering-0.58%
Michael Baker International LLC, 8.75%, 03/01/2023(b)(c)	1,387,000	1,380,065
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/2023	867,000	867,993

		2,248,058

Consumer Finance-3.11%
Navient Corp.
5.50%, 01/25/2023	3,809,000	3,930,641
7.25%, 09/25/2023	1,918,000	2,031,881
OneMain Finance Corp.
5.63%, 03/15/2023	3,309,000	3,517,881
8.25%, 10/01/2023	1,140,000	1,286,655
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/2023(b)	1,532,000	1,372,894

		12,139,952

Containers & Packaging-5.20%
Ball Corp., 4.00%, 11/15/2023	3,818,000	4,066,170
Berry Global, Inc., 5.13%, 07/15/2023	3,127,000	3,169,996
Crown Americas LLC/Crown Americas
Capital Corp. IV, 4.50%, 01/15/2023	3,795,000	3,996,572
OI European Group B.V., 4.00%, 03/15/2023(b)	1,664,000	1,687,055
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023(b)(c)	2,656,000	2,832,239
6.63%, 05/13/2027(b)(c)	2,575,000	2,837,328
Sealed Air Corp., 5.25%, 04/01/2023(b)	1,560,000	1,675,198

		20,264,558

Diversified Telecommunication Services-1.98%
CenturyLink, Inc., Series W, 6.75%, 12/01/2023	2,810,000	3,119,128
Level 3 Financing, Inc., 5.13%, 05/01/2023 .	2,635,000	2,641,864
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, 04/15/2023(b)(c)	1,918,000	1,942,263

		7,703,255

Electrical Equipment-0.79%
EnerSys, 5.00%, 04/30/2023(b)	1,110,000	1,155,904
Sensata Technologies B.V., 4.88%, 10/15/2023(b)	1,816,000	1,921,537

		3,077,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

164

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)–(continued)

August 31, 2020

	Principal Amount	Value
Energy Equipment & Services-1.01%
Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, 04/01/2028(b)	$2,345,000	$2,362,118
CGG Holding (U.S.), Inc. (France), 9.00%, 05/01/2023(b)(c)	1,543,000	1,566,145

		3,928,263

Equity REITs-1.74%
CoreCivic, Inc., 4.63%, 05/01/2023(c)	1,832,000	1,746,125
GEO Group, Inc. (The), 5.13%, 04/01/2023	745,000	616,953
Mack-Cali Realty L.P., 3.15%, 05/15/2023	880,000	794,094
RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, 04/15/2023(c)	1,505,000	1,486,759
Service Properties Trust, 4.50%, 06/15/2023	2,180,000	2,147,464

		6,791,395

Food & Staples Retailing-1.72%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)	2,846,000	2,912,881
Fresh Market, Inc. (The), 9.75%, 05/01/2023(b)	3,000,000	2,602,500
Ingles Markets, Inc., 5.75%, 06/15/2023(c)	1,153,000	1,173,887

		6,689,268

Food Products-0.98%
JBS USA LUX S.A./JBS USA Finance, Inc., 6.75%, 02/15/2028(b)	3,438,000	3,815,527

Gas Utilities-0.47%
LBC Tank Terminals Holding Netherlands B.V. (Belgium), 6.88%, 05/15/2023(b)	1,808,000	1,819,110

Health Care Equipment & Supplies-0.37%
Hologic, Inc., 4.63%, 02/01/2028(b)	1,341,000	1,428,540

Health Care Providers & Services-7.45%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	2,576,000	2,602,030
Avantor Funding, Inc., 4.63%, 07/15/2028(b)	1,900,000	2,012,005
Community Health Systems, Inc., 6.25%, 03/31/2023	11,636,000	11,679,635
HCA, Inc., 5.88%, 05/01/2023	4,752,000	5,210,354
Tenet Healthcare Corp., 6.75%, 06/15/2023	7,079,000	7,563,912

		29,067,936

Hotels, Restaurants & Leisure-5.47%
Brinker International, Inc., 3.88%, 05/15/2023	851,000	832,384
Carlson Travel, Inc., 6.75%, 12/15/2023(b)	1,394,000	1,081,946
Cinemark USA, Inc., 4.88%, 06/01/2023	2,996,000	2,763,510
Cirsa Finance International S.a.r.l. (Spain), 7.88%, 12/20/2023(b)	1,800,000	1,638,000
Diamond Resorts International, Inc., 7.75%, 09/01/2023(b)	1,744,000	1,714,553
MGM Resorts International, 6.00%, 03/15/2023	4,747,000	5,016,986
Sabre GLBL, Inc.
5.38%, 04/15/2023(b)	1,814,000	1,836,866
5.25%, 11/15/2023(b)	1,889,000	1,880,528

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Wyndham Destinations, Inc., 3.90%, 03/01/2023	$1,526,000	$1,514,318
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/2023(b)	1,772,000	1,744,330
Yum! Brands, Inc., 3.88%, 11/01/2023	1,263,000	1,324,072

		21,347,493

Household Durables-2.70%
KB Home, 7.63%, 05/15/2023	1,162,000	1,285,102
Newell Brands, Inc., 4.35%, 04/01/2023	5,410,000	5,731,219
Taylor Morrison Communities, Inc., 6.00%, 09/01/2023(b)	149,000	153,424
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	1,287,000	1,367,302
Tempur Sealy International, Inc., 5.63%, 10/15/2023	1,941,000	1,982,043

		10,519,090

Household Products-2.98%
Central Garden & Pet Co., 6.13%, 11/15/2023	1,527,000	1,565,015
Kronos Acquisition Holdings, Inc. (Canada), 9.00%, 08/15/2023(b)	3,857,000	3,934,140
Reynolds Group Issuer, Inc./LLC, 5.13%, 07/15/2023(b)	6,034,000	6,130,242

		11,629,397

Independent Power and Renewable Electricity Producers-1.68%
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	3,162,000	3,315,167
InterGen N.V. (Netherlands), 7.00%, 06/30/2023(b)	1,302,000	1,269,450
TerraForm Power Operating LLC, 4.25%, 01/31/2023(b)	1,914,000	1,985,967

		6,570,584

IT Services-0.80%
Gartner, Inc., 4.50%, 07/01/2028(b)	3,000,000	3,138,750

Leisure Products-0.61%
Mattel, Inc., 3.15%, 03/15/2023	832,000	820,647
Vista Outdoor, Inc., 5.88%, 10/01/2023	1,511,000	1,539,173

		2,359,820

Machinery-0.84%
ATS Automation Tooling Systems, Inc. (Canada), 6.50%, 06/15/2023(b)	935,000	949,123
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	1,391,000	1,364,773
Titan International, Inc., 6.50%, 11/30/2023	1,262,000	946,500

		3,260,396

Media-4.66%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.00%, 03/01/2023(b)	1,911,000	1,943,229
CSC Holdings LLC, 5.38%, 02/01/2028(b)	4,000,000	4,277,520
DISH DBS Corp., 5.00%, 03/15/2023	5,676,000	5,881,755
Lamar Media Corp., 5.00%, 05/01/2023	974,000	987,991
Quebecor Media, Inc. (Canada), 5.75%, 01/15/2023	3,159,000	3,396,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

165

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August 31, 2020

	Principal Amount	Value
Media-(continued)
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/2023(b)	$875,000	$900,064
Townsquare Media, Inc., 6.50%, 04/01/2023(b)	867,000	802,968

		18,189,784

Metals & Mining-3.76%
Allegheny Technologies, Inc., 7.88%, 08/15/2023	1,858,000	1,957,041
Commercial Metals Co., 4.88%, 05/15/2023	1,408,000	1,469,452
Freeport-McMoRan, Inc., 3.88%, 03/15/2023	7,023,000	7,285,520
Hudbay Minerals, Inc. (Peru), 7.25%, 01/15/2023(b)	1,465,000	1,488,652
Joseph T. Ryerson & Son, Inc., 8.50%, 08/01/2028(b)	750,000	821,250
New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	1,500,000	1,633,125

		14,655,040

Multiline Retail-0.52%
Macy’s Retail Holdings, Inc., 2.88%, 02/15/2023	2,433,000	2,020,971

Oil, Gas & Consumable Fuels-10.19%
Buckeye Partners L.P., 4.15%, 07/01/2023	1,781,000	1,786,566
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.75%, 04/15/2023(c)	1,635,000	1,526,510
Crestwood Midstream Partners L.P./ Crestwood Midstream Finance Corp., 6.25%, 04/01/2023	2,657,000	2,623,509
DCP Midstream Operating L.P., 3.88%, 03/15/2023	2,022,000	2,053,563
Energy Transfer Operating L.P., 4.25%, 03/15/2023	1,748,000	1,844,030
Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 02/15/2023(b)	1,523,000	1,315,331
EQM Midstream Partners L.P., 4.75%, 07/15/2023	4,200,000	4,316,550
Frontera Energy Corp. (Colombia), 9.70%, 06/25/2023(b)	598,000	494,035
Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, 05/15/2023	1,517,000	1,424,425
Global Partners L.P./GLP Finance Corp., 7.00%, 06/15/2023	1,087,000	1,090,962
Montage Resources Corp., 8.88%, 07/15/2023	2,032,000	2,084,050
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/01/2023	1,840,000	1,348,932
Occidental Petroleum Corp., 2.70%, 02/15/2023	4,359,000	4,204,779
PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 05/15/2023	2,013,000	2,002,935
Range Resources Corp., 5.00%, 03/15/2023(c)	2,392,000	2,387,467
Rockpoint Gas Storage Canada Ltd. (Canada), 7.00%, 03/31/2023(b)	1,289,000	1,206,691

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Seven Generations Energy Ltd. (Canada)
6.75%, 05/01/2023(b)(c)	$1,489,000	$1,509,317
6.88%, 06/30/2023(b)	1,880,000	1,909,826
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
5.25%, 05/01/2023	2,106,000	2,122,437
4.25%, 11/15/2023	2,442,000	2,463,697

		39,715,612

Paper & Forest Products-0.48%
Clearwater Paper Corp., 4.50%, 02/01/2023	755,000	761,417
Norbord, Inc. (Canada), 6.25%, 04/15/2023(b)	1,028,000	1,101,137

		1,862,554

Personal Products-0.49%
Avon Products, Inc. (United Kingdom), 7.00%, 03/15/2023	1,829,000	1,917,734

Pharmaceuticals-3.88%
AdaptHealth LLC, 6.13%, 08/01/2028(b)	1,300,000	1,365,000
Bausch Health Cos., Inc.
5.50%, 03/01/2023(b)	1,086,000	1,087,243
5.88%, 05/15/2023(b)	1,538,000	1,535,355
Elanco Animal Health, Inc., 5.27%, 08/28/2023	2,854,000	3,130,481
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	7,500,000	8,016,075

		15,134,154

Real Estate Management & Development-1.04%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/2028(b)	2,400,000	2,542,848
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.88%, 06/01/2023(b)	1,537,000	1,512,984

		4,055,832

Road & Rail-0.99%
BCD Acquisition, Inc., 9.63%, 09/15/2023(b)	2,665,000	2,679,964
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)(c)	1,252,000	1,196,856

		3,876,820

Software-1.05%
Sophia L.P./Sophia Finance, Inc., 9.00%, 09/30/2023(b)	2,084,000	2,102,016
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/2023(b)	2,002,000	2,011,800

		4,113,816

Specialty Retail-1.76%
Gap, Inc. (The), 8.38%, 05/15/2023(b)	2,000,000	2,235,000
KGA Escrow LLC, 7.50%, 08/15/2023(b)	1,125,000	1,165,663
L Brands, Inc., 5.63%, 10/15/2023	1,742,000	1,820,765
PriSo Acquisition Corp., 9.00%, 05/15/2023(b)	1,000,000	955,000
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/2023(c)	693,000	701,922

		6,878,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

166

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)–(continued)

August 31, 2020

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-2.71%
EMC Corp., 3.38%, 06/01/2023	$3,792,000	$3,927,052
NCR Corp., 6.38%, 12/15/2023	2,498,000	2,552,644
Xerox Corp., 4.13%, 03/15/2023	3,969,000	4,086,046

		10,565,742

Trading Companies & Distributors-1.43%
WESCO Distribution, Inc., 7.25%, 06/15/2028(b)	4,999,000	5,583,333

Wireless Telecommunication Services-5.10%
Sprint Corp., 7.88%, 09/15/2023	16,155,000	18,810,478
T-Mobile USA, Inc., 4.75%, 02/01/2028	1,000,000	1,078,750

		19,889,228

Total U.S. Dollar Denominated Bonds & Notes (Cost $372,772,313)		376,432,121

	Shares
Money Market Funds-1.85%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $7,208,077)	7,208,077	7,208,077

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.39% (Cost $379,980,390)		383,640,198

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.83%
Invesco Private Government Fund, 0.03%(d)(e)(f)	8,260,253	$8,260,253
Invesco Private Prime Fund, 0.14%(d)(e)(f)	2,752,922	2,753,473

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,013,726)		11,013,726

TOTAL INVESTMENTS IN SECURITIES-101.22% (Cost $390,994,116)		394,653,924
OTHER ASSETS LESS LIABILITIES-(1.22)%		(4,747,047)

NET ASSETS-100.00%.		$389,906,877

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $155,559,810, which represented 39.90% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$8,148,062	$201,899,324	$(202,839,309)	$-	$-	$7,208,077	$95,137

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	14,304,182	65,555,590	(79,859,772)	-	-	-	134,223	*

Invesco Liquid Assets Portfolio, Institutional Class	4,768,061	20,614,866	(25,378,946)	(38)	(3,943)	-	50,690	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

167

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)–(continued)

August 31, 2020

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Invesco Private Government Fund	$-	$64,955,727	$(56,695,474)	$-	$-	$8,260,253	$1,318	*

Invesco Private Prime Fund	-	10,282,731	(7,529,440)	-	182	2,753,473	860	*

Total	$27,220,305	$363,308,238	$(372,302,941)	$(38)	$(3,761)	$18,221,803	$282,228

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

168

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.25%
Aerospace & Defense-1.62%
Bombardier, Inc. (Canada), 7.50%, 12/01/2024(b)	$1,323,000	$995,564
TransDigm, Inc., 6.50%, 07/15/2024	1,830,000	1,843,615

		2,839,179

Airlines-0.20%
United Airlines Holdings, Inc., 5.00%, 02/01/2024(c)	379,000	342,995

Auto Components-1.17%
Dana, Inc., 5.50%, 12/15/2024	444,000	454,498
FXI Holdings, Inc., 7.88%, 11/01/2024(b)	746,000	725,944
Tenneco, Inc., 5.38%, 12/15/2024	463,000	358,198
Tupy Overseas S.A. (Brazil), 6.63%, 07/17/2024(b)	503,000	518,042

		2,056,682

Automobiles-2.84%
Cooper-Standard Automotive, Inc., 13.00%, 06/01/2024(b)	500,000	530,937
Ford Motor Credit Co. LLC
3.81%, 01/09/2024	1,000,000	1,005,625
3.66%, 09/08/2024	1,000,000	997,185
4.06%, 11/01/2024	2,400,000	2,438,868

		4,972,615

Banks-2.17%
Freedom Mortgage Corp., 8.13%, 11/15/2024(b)	551,000	565,406
Intesa Sanpaolo S.p.A. (Italy), 5.02%, 06/26/2024(b)	3,000,000	3,236,996

		3,802,402

Capital Markets-0.27%
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	450,000	469,640

Chemicals-2.25%
Axalta Coating Systems LLC, 4.88%, 08/15/2024(b)	750,000	770,239
Cornerstone Chemical Co., 6.75%, 08/15/2024(b)	643,000	600,334
INEOS Group Holdings S.A. (Luxembourg), 5.63%, 08/01/2024(b)	1,100,000	1,116,808
OCI N.V. (Netherlands), 5.25%, 11/01/2024(b)	1,000,000	1,031,250
WR Grace & Co.-Conn, 5.63%, 10/01/2024(b)	394,000	424,986

		3,943,617

Commercial Services & Supplies-1.94%
ACCO Brands Corp., 5.25%, 12/15/2024(b)	610,000	626,077
Advanced Disposal Services, Inc., 5.63%, 11/15/2024(b)	785,000	814,355
Covanta Holding Corp., 5.88%, 03/01/2024	814,000	832,433
Pitney Bowes, Inc., 4.63%, 03/15/2024(c)	729,000	700,434
R.R. Donnelley & Sons Co., 6.00%, 04/01/2024	535,000	420,673

		3,393,972

	Principal Amount	Value
Construction & Engineering-0.72%
AECOM, 5.88%, 10/15/2024	$1,136,000	$1,268,179

Construction Materials-0.47%
US Concrete, Inc., 6.38%, 06/01/2024	796,000	823,780

Consumer Finance-2.86%
Credit Acceptance Corp., 5.13%, 12/31/2024(b)	800,000	825,920
Enova International, Inc., 8.50%, 09/01/2024(b)	514,000	485,034
FirstCash, Inc., 5.38%, 06/01/2024(b)	312,000	320,705
goeasy Ltd. (Canada), 5.38%, 12/01/2024(b)	1,038,000	1,071,195
Navient Corp.
6.13%, 03/25/2024	1,174,000	1,230,487
5.88%, 10/25/2024	1,044,000	1,076,625

		5,009,966

Containers & Packaging-2.14%
Graphic Packaging International LLC, 4.13%, 08/15/2024	307,000	325,771
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/2024(b)	2,700,000	2,744,442
Sealed Air Corp., 5.13%, 12/01/2024(b)	616,000	679,525

		3,749,738

Distributors-0.51%
Wolverine Escrow LLC, 8.50%, 11/15/2024(b)	1,156,000	895,900

Diversified Consumer Services-2.75%
Blackboard, Inc., 10.38%, 11/15/2024(b)	314,000	319,299
Cengage Learning, Inc., 9.50%, 06/15/2024(b)	683,000	460,099
Service Corp. International
5.38%, 05/15/2024	1,219,000	1,244,483
5.13%, 06/01/2029	1,000,000	1,110,480
ServiceMaster Co. LLC (The), 5.13%, 11/15/2024(b)	1,656,000	1,693,434

		4,827,795

Diversified Financial Services-1.31%
Fairstone Financial, Inc. (Canada), 7.88%, 07/15/2024(b)	846,000	888,740
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.25%, 08/15/2024(b)	400,000	389,458
Lions Gate Capital Holdings LLC, 5.88%, 11/01/2024(b)	815,000	824,083
Stena International S.A. (Sweden), 5.75%, 03/01/2024(b)	200,000	191,729

		2,294,010

Diversified Telecommunication Services-1.61%
CenturyLink, Inc., Series Y, 7.50%, 04/01/2024	1,419,000	1,610,565
Cincinnati Bell, Inc., 7.00%, 07/15/2024(b)	874,000	906,220
ORBCOMM, Inc., 8.00%, 04/01/2024(b)	315,000	307,815

		2,824,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

169

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)–(continued)

August 31, 2020

	Principal Amount	Value
Electric Utilities-1.95%
NextEra Energy Operating Partners L.P.
4.25%, 07/15/2024(b)	$1,127,000	$1,204,893
4.25%, 09/15/2024(b)	1,008,000	1,074,780
NRG Energy, Inc., 5.25%, 06/15/2029(b)	1,049,000	1,145,838

		3,425,511

Electrical Equipment-0.35%
Sensata Technologies B.V., 5.63%, 11/01/2024(b)	567,000	622,932

Electronic Equipment, Instruments & Components-0.48%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/2024	759,000	840,672

Energy Equipment & Services-0.37%
Oceaneering International, Inc., 4.65%, 11/15/2024	953,000	654,592

Entertainment-1.00%
Live Nation Entertainment, Inc., 4.88%, 11/01/2024(b)	1,013,000	997,653
Netflix, Inc., 5.75%, 03/01/2024	672,000	759,824

		1,757,477

Equity REITs-2.66%
GEO Group, Inc. (The), 5.88%, 10/15/2024	381,000	300,474
HAT Holdings I LLC/HAT Holdings II LLC, 5.25%, 07/15/2024(b)	720,000	755,410
MGM Growth Properties Operating Partnership L.P./MGP Finance Co.-Issuer, Inc., 5.63%, 05/01/2024	1,698,000	1,838,263
SBA Communications Corp., 4.88%, 09/01/2024	1,712,000	1,760,706

		4,654,853

Food & Staples Retailing-2.14%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 6.63%, 06/15/2024	1,835,000	1,895,922
Performance Food Group, Inc., 5.50%, 06/01/2024(b)	386,000	387,407
Simmons Foods, Inc., 5.75%, 11/01/2024(b)	823,000	841,604
US Foods, Inc., 5.88%, 06/15/2024(b)	614,000	624,745

		3,749,678

Food Products-3.02%
JBS USA LUX S.A./JBS USA Finance, Inc., 5.88%, 07/15/2024(b)	674,000	688,535
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/2029(b)	2,145,000	2,439,981
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	1,187,000	1,241,774
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	893,000	922,250

		5,292,540

Gas Utilities-1.13%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.63%, 05/20/2024	979,000	1,071,887
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	895,000	906,738

		1,978,625

	Principal Amount	Value
Health Care Providers & Services-5.94%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	$653,000	$671,705
AMN Healthcare, Inc., 5.13%, 10/01/2024(b)	445,000	458,860
Community Health Systems, Inc., 8.63%, 01/15/2024(b)	1,706,000	1,785,969
Encompass Health Corp., 5.75%, 11/01/2024	1,161,000	1,169,818
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	2,406,000	2,445,819
Tenet Healthcare Corp.
4.63%, 07/15/2024	3,031,000	3,103,744
4.63%, 09/01/2024(b)	746,000	770,573

		10,406,488

Hotels, Restaurants & Leisure-7.28%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.25%, 05/15/2024(b)	2,233,000	2,277,102
Cedar Fair L.P., 5.25%, 07/15/2029(c)	746,000	724,224
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	742,000	746,701
Diamond Resorts International, Inc., 10.75%, 09/01/2024(b)	803,000	713,582
Enterprise Development Authority (The), 12.00%, 07/15/2024(b)	636,000	698,738
Gateway Casinos & Entertainment Ltd. (Canada), 8.25%, 03/01/2024(b)	267,000	225,253
Golden Nugget, Inc., 6.75%, 10/15/2024(b)	1,619,000	1,380,197
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/2024	1,493,000	1,505,907
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.13%, 12/01/2024	304,000	315,368
Jacobs Entertainment, Inc., 7.88%, 02/01/2024(b)	445,000	424,092
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/2024(b)	1,578,000	1,632,260
Mohegan Gaming & Entertainment, 7.88%, 10/15/2024(b)	544,000	516,460
Six Flags Entertainment Corp., 4.88%, 07/31/2024(b)	1,327,000	1,288,955
Wyndham Destinations, Inc., 5.40%, 04/01/2024	306,000	312,120

		12,760,959

Household Durables-1.39%
Prestige Brands, Inc., 6.38%, 03/01/2024(b)	955,000	988,325
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, 03/01/2024(b)	608,000	651,256
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024	725,000	789,268

		2,428,849

Household Products-0.73%
Reynolds Group Issuer, Inc./LLC, 7.00%, 07/15/2024(b)	984,000	1,010,440
Spectrum Brands, Inc., 6.13%, 12/15/2024	267,000	275,983

		1,286,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

170

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)–(continued)

August 31, 2020

	Principal Amount	Value
Industrial Conglomerates-1.05%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 09/15/2024	$1,773,000	$1,833,397

Interactive Media & Services-0.24%
Match Group Holdings II LLC, 5.63%, 02/15/2029(b)	377,000	416,985

IT Services-1.44%
EIG Investors Corp., 10.88%, 02/01/2024	385,000	399,878
Flexential Intermediate Corp., 11.25%, 08/01/2024(b)	600,000	607,875
Rackspace Hosting, Inc., 8.63%, 11/15/2024(b)	1,431,000	1,507,816

		2,515,569

Life Sciences Tools & Services-1.38%
Avantor, Inc., 6.00%, 10/01/2024(b)	2,306,000	2,412,652

Machinery-2.80%
Allison Transmission, Inc.
5.00%, 10/01/2024(b)	1,450,000	1,465,428
5.88%, 06/01/2029(b)	920,000	1,008,656
JPW Industries Holding Corp., 9.00%, 10/01/2024(b)	239,000	227,921
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/2024(b)	826,000	829,473
Meritor, Inc., 6.25%, 02/15/2024	715,000	727,588
Welbilt, Inc., 9.50%, 02/15/2024	632,000	643,455

		4,902,521

Marine-0.40%
Stena AB (Sweden), 7.00%, 02/01/2024(b)(c)	700,000	698,803

Media-16.70%
AMC Networks, Inc., 5.00%, 04/01/2024	1,650,000	1,684,031
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/2029(b)	2,093,000	2,299,453
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024	2,848,000	2,798,459
CSC Holdings LLC
5.25%, 06/01/2024(c)	1,277,000	1,385,417
6.50%, 02/01/2029(b)	2,500,000	2,817,187
DISH DBS Corp., 5.88%, 11/15/2024	3,312,000	3,505,545
Entercom Media Corp., 7.25%, 11/01/2024(b)(c)	445,000	357,622
Gray Television, Inc., 5.13%, 10/15/2024(b)(c)	794,000	813,767
McGraw-Hill Global Education Holdings LLC/ McGraw-Hill Global Education Finance, 7.88%, 05/15/2024(b)	381,000	218,559
MDC Partners, Inc., 6.50%, 05/01/2024(b)	1,117,000	1,068,422
Nexstar Broadcasting, Inc., 5.63%, 08/01/2024(b)	1,787,000	1,838,010
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/2024	805,000	819,172
Salem Media Group, Inc., 6.75%, 06/01/2024(b)	570,000	488,775
Sinclair Television Group, Inc., 5.63%, 08/01/2024(b)	821,000	823,057
Sirius XM Radio, Inc.
4.63%, 07/15/2024(b)	2,640,000	2,742,300
5.50%, 07/01/2029(b)	1,730,000	1,903,813

	Principal Amount	Value
Media-(continued)
TEGNA, Inc., 5.50%, 09/15/2024(b)	$487,000	$496,285
Videotron Ltd. (Canada), 5.38%, 06/15/2024(b)	955,000	1,042,593
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	2,000,000	2,165,680

		29,268,147

Metals & Mining-3.20%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	1,030,000	1,067,343
Celtic Resources Holdings DAC (United Kingdom), 4.13%, 10/09/2024(b)(c)	600,000	633,858
Cleveland-Cliffs, Inc., 4.88%, 01/15/2024(b)	677,000	667,620
Coeur Mining, Inc., 5.88%, 06/01/2024	390,000	394,288
Compass Minerals International, Inc., 4.88%, 07/15/2024(b)	251,000	259,445
Constellium SE, 5.75%, 05/15/2024(b)	900,000	921,281
Freeport-McMoRan, Inc., 4.55%, 11/14/2024	1,174,000	1,268,959
Warrior Met Coal, Inc., 8.00%, 11/01/2024(b)	378,000	388,217

		5,601,011

Multiline Retail-0.43%
Macy’s Retail Holdings LLC, 3.63%, 06/01/2024(c)	995,000	753,663

Oil, Gas & Consumable Fuels-3.08%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	931,000	861,175
Baytex Energy Corp. (Canada), 5.63%, 06/01/2024(b)	381,000	227,131
EQM Midstream Partners L.P., 4.00%, 08/01/2024	800,000	805,252
Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, 06/15/2024	493,000	436,869
Hilcorp Energy I L.P./Hilcorp Finance Co., 5.00%, 12/01/2024(b)	755,000	718,114
MEG Energy Corp. (Canada), 7.00%, 03/31/2024(b)	837,000	832,903
Occidental Petroleum Corp., 6.95%, 07/01/2024	895,000	928,563
PDC Energy, Inc., 6.13%, 09/15/2024	573,000	587,265

		5,397,272

Paper & Forest Products-0.46%
Louisiana-Pacific Corp., 4.88%, 09/15/2024	386,000	396,615
Mercer International, Inc. (Germany), 6.50%, 02/01/2024	404,000	407,493

		804,108

Pharmaceuticals-1.13%
Bausch Health Cos., Inc., 7.25%, 05/30/2029(b)	1,161,000	1,276,154
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 5.88%, 10/15/2024(b)	700,000	704,301

		1,980,455

Real Estate Management & Development-0.87%
Kennedy-Wilson, Inc., 5.88%, 04/01/2024	1,500,000	1,520,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Principal Amount	Value
Road & Rail-0.32%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 6.38%, 04/01/2024(b)(c)	$576,000	$566,580

Semiconductors & Semiconductor Equipment-0.42%
Qorvo, Inc., 4.38%, 10/15/2029	686,000	736,915

Software-4.29%
CDK Global, Inc.
5.00%, 10/15/2024	690,000	782,032
5.25%, 05/15/2029(b)	920,000	1,004,511
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 S.a.r.l./Greeneden US Holdings II LLC, 10.00%, 11/30/2024(b)	978,000	1,040,959
RP Crown Parent LLC, 7.38%, 10/15/2024(b)	447,000	456,452
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/2024(b)	2,883,000	3,027,150
Veritas US, Inc./Veritas Bermuda Ltd., 10.50%, 02/01/2024(b)(c)	1,201,000	1,203,876

		7,514,980

Specialty Retail-0.35%
AAG FH L.P./AAG FH Finco, Inc. (Canada), 9.75%, 07/15/2024(b)	315,000	297,675
Penske Automotive Group, Inc., 5.38%, 12/01/2024	312,000	319,022

		616,697

Technology Hardware, Storage & Peripherals-1.54%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	2,072,000	2,151,772
Diebold Nixdorf, Inc., 8.50%, 04/15/2024(c)	577,000	553,568

		2,705,340

Textiles, Apparel & Luxury Goods-0.83%
Hanesbrands, Inc., 4.63%, 05/15/2024(b)	1,382,000	1,454,700

Trading Companies & Distributors-0.59%
BMC East LLC, 5.50%, 10/01/2024(b)	608,000	633,016
WESCO Distribution, Inc., 5.38%, 06/15/2024	385,000	396,991

		1,030,007

	Principal Amount	Value
Wireless Telecommunication Services-2.46%
Sprint Corp., 7.13%, 06/15/2024	$3,704,000	$4,309,493

Total U.S. Dollar Denominated Bonds & Notes (Cost $169,883,705)		170,414,109

	Shares
Money Market Funds-2.09%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $3,661,538)	3,661,538	3,661,538

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.34% (Cost $173,545,243)		174,075,647

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.27%
Invesco Private Government Fund, 0.03%(d)(e)(f)	4,302,260	4,302,260
Invesco Private Prime Fund, 0.14%(d)(e)(f)	1,433,816	1,434,103

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,736,363)		5,736,363

TOTAL INVESTMENTS IN SECURITIES-102.61% (Cost $179,281,606)		179,812,010
OTHER ASSETS LESS LIABILITIES-(2.61)%		(4,571,239)

NET ASSETS-100.00%.		$175,240,771

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $102,960,409, which represented 58.75% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$1,336,166	$70,022,368	$(67,696,996)	$-	$-	$3,661,538	$29,239

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	3,683,100	32,535,409	(36,218,509)	-	-	-	45,374	*

Invesco Liquid Assets Portfolio, Institutional Class	1,227,700	9,071,149	(10,298,543)	-	(306)	-	17,118	*

Invesco Private Government Fund	-	32,233,604	(27,931,344)	-	-	4,302,260	465	*

Invesco Private Prime Fund	-	4,779,962	(3,345,949)	-	90	1,434,103	326	*

Total	$6,246,966	$148,642,492	$(145,491,341)	$-	$(216)	$9,397,901	$92,522

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-96.74%
Aerospace & Defense-1.34%
Bombardier, Inc. (Canada), 7.50%, 03/15/2025(b)	$1,211,000	$891,599
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/2025(b)	139,000	146,456
TransDigm, Inc., 6.50%, 05/15/2025	515,000	520,150
Triumph Group, Inc., 7.75%, 08/15/2025	330,000	197,175

		1,755,380

Airlines-1.18%
American Airlines, Inc., 11.75%, 07/15/2025(b)	1,600,000	1,539,208

Auto Components-0.87%
American Axle & Manufacturing, Inc., 6.25%, 04/01/2025(c)	389,000	402,014
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	200,000	208,076
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2025	475,000	534,183

		1,144,273

Automobiles-4.88%
Ford Motor Co., 9.00%, 04/22/2025	2,100,000	2,460,255
Ford Motor Credit Co. LLC
4.69%, 06/09/2025	400,000	411,956
5.13%, 06/16/2025	1,000,000	1,052,240
4.13%, 08/04/2025	900,000	904,590
Tesla, Inc., 5.30%, 08/15/2025(b)	1,491,000	1,550,834

		6,379,875

Banks-1.22%
Deutsche Bank AG (Germany), 4.50%, 04/01/2025	1,100,000	1,122,319
Freedom Mortgage Corp., 8.25%, 04/15/2025(b)	465,000	479,190

		1,601,509

Beverages-0.37%
Cott Holdings, Inc. (Canada), 5.50%, 04/01/2025(b)	463,000	479,205

Building Products-0.19%
JELD-WEN, Inc., 4.63%, 12/15/2025(b)	252,000	254,179

Chemicals-4.33%
Atotech Alpha 3 B.V./Alpha US Bidco, Inc. (United Kingdom), 6.25%, 02/01/2025(b)	400,000	411,848
Avient Corp., 5.75%, 05/15/2025(b)	425,000	452,094
Chemours Co. (The), 7.00%, 05/15/2025(c)	456,000	465,576
Consolidated Energy Finance S.A. (Switzerland), 6.88%, 06/15/2025(b)	506,000	469,626
Element Solutions, Inc., 5.88%, 12/01/2025(b)	529,000	550,821
Koppers, Inc., 6.00%, 02/15/2025(b)	290,000	298,877
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00%, 04/15/2025(b)	204,000	211,250
Olin Corp., 9.50%, 06/01/2025(b)	325,000	376,644
PQ Corp., 5.75%, 12/15/2025(b)	139,000	143,329

	Principal Amount	Value
Chemicals-(continued)
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/2025(b)	$394,000	$390,302
SPCM S.A. (France), 4.88%, 09/15/2025(b)	400,000	416,754
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	252,000	253,493
Tronox Finance PLC, 5.75%, 10/01/2025(b)	377,000	383,166
Tronox, Inc., 6.50%, 05/01/2025(b)	325,000	349,172
Valvoline, Inc., 4.38%, 08/15/2025	335,000	348,851
Venator Finance S.a.r.l./Venator Materials LLC, 5.75%, 07/15/2025(b)	161,000	135,743

		5,657,546

Commercial Services & Supplies-1.88%
Core & Main L.P., 6.13%, 08/15/2025(b)	512,000	527,406
Covanta Holding Corp., 5.88%, 07/01/2025	210,000	219,165
Intrado Corp., 8.50%, 10/15/2025(b)	678,000	602,361
KAR Auction Services, Inc., 5.13%, 06/01/2025(b)	590,000	595,162
Matthews International Corp., 5.25%, 12/01/2025(b)	139,000	131,862
Ritchie Bros Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	367,000	379,884

		2,455,840

Communications Equipment-1.08%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	995,000	1,021,427
ViaSat, Inc., 5.63%, 09/15/2025(b)	395,000	396,977

		1,418,404

Construction & Engineering-0.91%
PowerTeam Services LLC, 9.03%, 12/04/2025(b)	600,000	639,375
Shea Homes L.P./Shea Homes Funding Corp., 6.13%, 04/01/2025(b)	174,000	180,072
Tutor Perini Corp., 6.88%, 05/01/2025(b)(c)	261,000	251,865
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/2025	112,000	115,768

		1,187,080

Construction Materials-0.21%
Summit Materials LLC/Summit Materials Finance Corp., 5.13%, 06/01/2025(b)	139,000	140,896
Werner FinCo L.P./Werner FinCo, Inc., 8.75%, 07/15/2025(b)	139,000	131,167

		272,063

Consumer Finance-2.03%
Ally Financial, Inc., 5.75%, 11/20/2025	695,000	779,978
Curo Group Holdings Corp., 8.25%, 09/01/2025(b)	395,000	327,105
Navient Corp., 6.75%, 06/25/2025	329,000	343,534
OneMain Finance Corp., 6.88%, 03/15/2025	1,070,000	1,200,406

		2,651,023

Containers & Packaging-4.42%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 02/15/2025(b)	1,751,000	1,828,044

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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August 31, 2020

	Principal Amount	Value
Containers & Packaging-(continued)
Ball Corp., 5.25%, 07/01/2025	$934,000	$1,060,426
Flex Acquisition Co., Inc., 6.88%, 01/15/2025(b)	351,000	358,868
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/2025(b)	914,000	889,743
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/2025(b)	167,000	176,794
6.38%, 08/15/2025(b)	139,000	153,334
Pactiv LLC, 7.95%, 12/15/2025	158,000	175,166
Plastipak Holdings, Inc., 6.25%, 10/15/2025(b)	207,000	210,224
Sealed Air Corp., 5.50%, 09/15/2025(b)	399,000	448,334
Silgan Holdings, Inc., 4.75%, 03/15/2025	169,000	172,996
Smurfit Kappa Treasury Funding DAC (Ireland), 7.50%, 11/20/2025	139,000	170,746
Trident TPI Holdings, Inc., 6.63%, 11/01/2025(b)	139,000	137,769

		5,782,444

Diversified Consumer Services-0.53%
Laureate Education, Inc., 8.25%, 05/01/2025(b)	523,000	557,677
WW International, Inc., 8.63%, 12/01/2025(b)	126,000	133,009

		690,686

Diversified Financial Services-2.39%
eG Global Finance PLC (United Kingdom), 8.50%, 10/30/2025(b)	700,000	750,386
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	523,000	545,549
Quicken Loans LLC, 5.75%, 05/01/2025(b)	979,000	1,008,982
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	805,000	821,595

		3,126,512

Diversified Telecommunication Services-0.99%
CenturyLink, Inc., 5.63%, 04/01/2025	256,000	276,800
Cincinnati Bell, Inc., 8.00%, 10/15/2025(b)	257,000	275,644
GCI LLC, 6.88%, 04/15/2025	203,000	211,099
Level 3 Financing, Inc., 5.38%, 05/01/2025	513,000	529,570

		1,293,113

Electric Utilities-0.53%
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	400,000	422,918
Talen Energy Supply LLC, 6.50%, 06/01/2025	379,000	265,260

		688,178

Electrical Equipment-0.32%
Sensata Technologies B.V., 5.00%, 10/01/2025(b)	389,000	423,969

Electronic Equipment, Instruments & Components-1.03%
CDW LLC/CDW Finance Corp.
4.13%, 05/01/2025	400,000	417,856
5.00%, 09/01/2025	633,000	657,532
TTM Technologies, Inc., 5.63%, 10/01/2025(b)	260,000	267,448

		1,342,836

	Principal Amount	Value
Energy Equipment & Services-0.53%
CSI Compressco L.P./CSI Compressco Finance, Inc., 7.50%, 04/01/2025(b)	$395,000	$352,990
Exterran Energy Solutions L.P./EES Finance Corp., 8.13%, 05/01/2025	395,000	341,140

		694,130

Entertainment-0.41%
Netflix, Inc., 5.88%, 02/15/2025	463,000	535,971

Equity REITs-3.57%
CTR Partnership L.P./CareTrust Capital Corp., 5.25%, 06/01/2025	335,000	342,921
Diversified Healthcare Trust, 9.75%, 06/15/2025	650,000	725,634
FelCor Lodging L.P., 6.00%, 06/01/2025	238,000	238,272
iStar, Inc., 4.25%, 08/01/2025	425,000	414,375
MGM Growth Properties Operating Partnership L.P./MGP Finance Co.-Issuer, Inc., 4.63%, 06/15/2025(b)	500,000	525,500
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025(b)	1,796,000	1,900,985
VICI Properties L.P./VICI Note Co., Inc., 3.50%, 02/15/2025(b)	513,000	515,055

		4,662,742

Food & Staples Retailing-1.61%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 5.75%, 03/15/2025	855,000	881,629
Dole Food Co., Inc., 7.25%, 06/15/2025(b)	162,000	162,590
Rite Aid Corp., 7.50%, 07/01/2025(b)	374,000	374,664
US Foods, Inc., 6.25%, 04/15/2025(b)	650,000	688,243

		2,107,126

Food Products-0.98%
B&G Foods, Inc., 5.25%, 04/01/2025	653,000	676,319
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/2025(b)	438,000	462,359
Clearwater Seafoods, Inc. (Canada), 6.88%, 05/01/2025(b)	139,000	141,244

		1,279,922

Gas Utilities-0.93%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 05/20/2025	463,000	509,584
Ferrellgas L.P. / Ferrellgas Finance Corp., 10.00%, 04/15/2025(b)	450,000	491,344
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.75%, 03/01/2025	206,000	211,901

		1,212,829

Health Care Equipment & Supplies-0.58%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(b)	139,000	144,045
Hologic, Inc., 4.38%, 10/15/2025(b)	599,000	612,672

		756,717

Health Care Providers & Services-6.00%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/2025(b)	841,000	854,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

175

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

August 31, 2020

	Principal Amount	Value
Health Care Providers & Services-(continued)
Community Health Systems, Inc., 6.63%, 02/15/2025(b)	$1,277,000	$1,308,797
Encompass Health Corp., 5.75%, 09/15/2025	163,000	169,185
HCA, Inc.
5.38%, 02/01/2025	2,138,000	2,410,050
7.69%, 06/15/2025	139,000	167,307
LifePoint Health, Inc., 6.75%, 04/15/2025(b)	400,000	432,000
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	206,000	209,841
Surgery Center Holdings, Inc., 6.75%, 07/01/2025(b)(c)	206,000	203,661
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)(c)	378,000	258,930
Tenet Healthcare Corp.
5.13%, 05/01/2025	985,000	1,005,931
7.00%, 08/01/2025(c)	335,000	345,923
West Street Merger Sub, Inc., 6.38%, 09/01/2025(b)	469,000	481,897

		7,848,188

Hotels, Restaurants & Leisure-13.23%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	2,251,000	2,315,390
Aramark Services, Inc., 5.00%, 04/01/2025(b)	556,000	563,236
Caesars Entertainment, Inc., 6.25%, 07/01/2025(b)	2,000,000	2,122,490
Caesars Resort Collection LLC/CRC Finco, Inc.
5.75%, 07/01/2025(b)	800,000	839,000
5.25%, 10/15/2025(b)	1,072,000	1,027,710
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	600,000	620,250
Constellation Merger Sub, Inc., 8.50%, 09/15/2025(b)(c)	207,000	176,705
ESH Hospitality, Inc., 5.25%, 05/01/2025(b)	780,000	792,850
Hilton Domestic Operating Co., Inc., 5.38%, 05/01/2025(b)	325,000	341,023
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/2025	728,000	737,934
International Game Technology PLC, 6.50%, 02/15/2025(b)	1,100,000	1,199,676
IRB Holding Corp., 7.00%, 06/15/2025(b)	500,000	534,638
MGM Resorts International
6.75%, 05/01/2025	475,000	508,998
5.75%, 06/15/2025	529,000	566,302
New Red Finance, Inc. (Canada), 5.75%, 04/15/2025(b)	350,000	374,175
Sabre GLBL, Inc., 9.25%, 04/15/2025(b)	500,000	557,187
Scientific Games International, Inc.
8.63%, 07/01/2025(b)	350,000	365,516
5.00%, 10/15/2025(b)	868,000	859,125
Seaworld Parks & Entertainment, Inc., 8.75%, 05/01/2025(b)	150,000	160,781
Station Casinos LLC, 5.00%, 10/01/2025(b)	252,000	249,481

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Sugarhouse HSP Gaming Prop Mezz L.P./Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/2025(b)	$208,000	$202,518
Vail Resorts, Inc., 6.25%, 05/15/2025(b)	400,000	429,000
Wyndham Destinations, Inc., 6.35%, 10/01/2025	139,000	146,457
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	1,193,000	1,183,307
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.75%, 04/15/2025(b)	400,000	420,486

		17,294,235

Household Durables-1.21%
American Greetings Corp., 8.75%, 04/15/2025(b)	128,000	120,786
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.75%, 08/01/2025(b)	139,000	141,592
Beazer Homes USA, Inc., 6.75%, 03/15/2025	139,000	143,329
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), 6.38%, 05/15/2025(b)	139,000	140,897
Century Communities, Inc., 5.88%, 07/15/2025	395,000	412,240
M/I Homes, Inc., 5.63%, 08/01/2025	112,000	116,608
Meritage Homes Corp., 6.00%, 06/01/2025	399,000	453,406
Taylor Morrison Communities, Inc., 5.88%, 01/31/2025(b)	55,000	56,083

		1,584,941

Household Products-0.67%
Spectrum Brands, Inc., 5.75%, 07/15/2025	851,000	880,785

Industrial Conglomerates-0.81%
Brand Industrial Services, Inc., 8.50%, 07/15/2025(b)	589,000	573,165
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.38%, 12/15/2025	469,000	487,809

		1,060,974

Insurance-1.14%
Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/2025(b)	529,000	537,927
AssuredPartners, Inc., 7.00%, 08/15/2025(b)	329,000	339,072
USI, Inc., 6.88%, 05/01/2025(b)	597,000	613,785

		1,490,784

IT Services-0.65%
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)(c)	139,000	140,896
Gartner, Inc., 5.13%, 04/01/2025(b)	678,000	706,683

		847,579

Leisure Products-0.88%
Mattel, Inc., 6.75%, 12/31/2025(b)	1,083,000	1,150,417

Machinery-2.02%
Meritor, Inc., 6.25%, 06/01/2025(b)	200,000	212,560
Navistar International Corp.
9.50%, 05/01/2025(b)	400,000	457,000
6.63%, 11/01/2025(b)	636,000	650,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

176

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

August 31, 2020

	Principal Amount	Value
Machinery-(continued)
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/2025(b)	$335,000	$344,000
Tennant Co., 5.63%, 05/01/2025	139,000	144,893
Terex Corp., 5.63%, 02/01/2025(b)	523,000	530,808
TriMas Corp., 4.88%, 10/15/2025(b)	167,000	170,105
Wabash National Corp., 5.50%, 10/01/2025(b)	139,000	138,117

		2,648,305

Media-2.57%
AMC Networks, Inc., 4.75%, 08/01/2025	469,000	486,121
Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	400,000	405,750
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 05/01/2025(b)	460,000	474,087
E.W. Scripps Co. (The), 5.13%, 05/15/2025(b)	208,000	207,198
Houghton Mifflin Harcourt Publishers, Inc., 9.00%, 02/15/2025(b)	597,000	587,860
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/2025(b)	206,000	209,326
Univision Communications, Inc., 5.13%, 02/15/2025(b)	985,000	993,619

		3,363,961

Metals & Mining-3.57%
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/2025(b)	646,000	671,443
Cleveland-Cliffs, Inc.
5.75%, 03/01/2025(c)	646,000	602,799
9.88%, 10/17/2025(b)	600,000	662,598
Constellium SE, 6.63%, 03/01/2025(b)	403,000	416,057
Hudbay Minerals, Inc. (Peru), 7.63%, 01/15/2025(b)	370,000	384,593
IAMGOLD Corp. (Canada), 7.00%, 04/15/2025(b)	283,000	298,182
Kaiser Aluminum Corp., 6.50%, 05/01/2025(b)	200,000	212,008
New Gold, Inc. (Canada), 6.38%, 05/15/2025(b)	259,000	270,624
TMS International Holding Corp., 7.25%, 08/15/2025(b)	112,000	95,575
United States Steel Corp.
12.00%, 06/01/2025(b)	675,000	716,519
6.88%, 08/15/2025(c)	465,000	341,777

		4,672,175

Mortgage REITs-0.40%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/2025(b)	204,000	194,182
Starwood Property Trust, Inc., 4.75%, 03/15/2025	335,000	323,659

		517,841

Multiline Retail-0.32%
Macy’s, Inc., 8.38%, 06/15/2025(b)	400,000	418,544

Oil, Gas & Consumable Fuels-9.07%
Antero Resources Corp., 5.00%, 03/01/2025(c)	819,000	563,153

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 11.00%, 04/15/2025(b)	$344,000	$327,656
Cheniere Energy Partners L.P., 5.25%, 10/01/2025	1,072,000	1,086,472
Comstock Resources, Inc., 7.50%, 05/15/2025(b)	256,000	256,640
Crestwood Midstream Partners L.P./ Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	329,000	315,771
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	868,000	859,060
CVR Energy, Inc., 5.25%, 02/15/2025(b)	501,000	475,436
DCP Midstream Operating L.P., 5.38%, 07/15/2025	529,000	569,627
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 6.75%, 05/15/2025	120,000	111,137
Endeavor Energy Resources L.P./EER Finance, Inc., 6.63%, 07/15/2025(b)	400,000	417,228
Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, 10/01/2025	254,000	220,425
Hilcorp Energy I L.P./Hilcorp Finance Co., 5.75%, 10/01/2025(b)	330,000	311,403
MEG Energy Corp. (Canada), 6.50%, 01/15/2025(b)	511,000	521,619
Murphy Oil Corp., 5.75%, 08/15/2025	457,000	439,339
Neptune Energy Bondco PLC (United Kingdom), 6.63%, 05/15/2025(b)	700,000	649,680
NGL Energy Partners L.P./NGL Energy Finance Corp., 6.13%, 03/01/2025	215,000	138,384
Occidental Petroleum Corp., 3.50%, 06/15/2025	555,000	506,116
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/2025(b)	139,000	128,387
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025	381,000	362,748
Range Resources Corp., 4.88%, 05/15/2025(c)	519,000	485,537
Seven Generations Energy Ltd. (Canada), 5.38%, 09/30/2025(b)	457,000	440,715
Southwestern Energy Co., 6.45%, 01/23/2025	642,000	642,392
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	419,000	376,834
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.13%, 02/01/2025	512,000	524,485
Vermilion Energy, Inc. (Canada), 5.63%, 03/15/2025(b)	139,000	117,267
Western Midstream Operating L.P.
4.10%, 02/01/2025	650,000	649,161
3.95%, 06/01/2025	363,000	363,795

		11,860,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

177

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

August 31, 2020

	Principal Amount	Value
Paper & Forest Products-0.45%
Clearwater Paper Corp., 5.38%, 02/01/2025(b)(c)	$208,000	$219,142
Mercer International, Inc. (Germany), 7.38%, 01/15/2025	360,000	370,800

		589,942

Pharmaceuticals-3.05%
Bausch Health Cos., Inc.
6.13%, 04/15/2025(b)	2,518,000	2,592,911
5.50%, 11/01/2025(b)	1,207,000	1,247,072
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 6.00%, 02/01/2025(b)	201,000	151,958

		3,991,941

Professional Services-0.37%
Nielsen Co. (Luxembourg) S.a.r.l. (The), 5.00%, 02/01/2025(b)	469,000	479,553

Real Estate Management & Development-1.32%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)	529,000	533,293
Greystar Real Estate Partners LLC, 5.75%, 12/01/2025(b)	529,000	542,886
Howard Hughes Corp. (The), 5.38%, 03/15/2025(b)	637,000	646,819

		1,722,998

Road & Rail-1.07%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.25%, 03/15/2025(b)	200,000	191,580
10.50%, 05/15/2025(b)	500,000	581,798
Uber Technologies, Inc., 7.50%, 05/15/2025(b)	600,000	630,600

		1,403,978

Semiconductors & Semiconductor Equipment-0.64%
Microchip Technology, Inc., 4.25%, 09/01/2025(b)	800,000	833,602

Software-0.74%
Ascend Learning LLC, 6.88%, 08/01/2025(b)	204,000	210,864
j2 Cloud Services LLC/j2 Cloud Co-Obligor, Inc., 6.00%, 07/15/2025(b)	393,000	409,722
PTC, Inc., 3.63%, 02/15/2025(b)	341,000	351,230

		971,816

Specialty Retail-1.85%
Gap, Inc. (The), 8.63%, 05/15/2025(b)(c)	450,000	503,392
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	139,000	144,560
PetSmart, Inc., 5.88%, 06/01/2025(b)	915,000	943,594
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025	808,000	821,554

		2,413,100

Technology Hardware, Storage & Peripherals-0.13%
Everi Payments, Inc., 7.50%, 12/15/2025(b)	170,000	168,318

Textiles, Apparel & Luxury Goods-1.21%
Burlington Coat Factory Warehouse Corp., 6.25%, 04/15/2025(b)	200,000	213,125

	Principal Amount	Value
Textiles, Apparel & Luxury Goods-(continued)
Hanesbrands, Inc., 5.38%, 05/15/2025(b)	$450,000	$480,488
Levi Strauss & Co., 5.00%, 05/01/2025	658,000	675,203
Wolverine World Wide, Inc., 6.38%, 05/15/2025(b)	200,000	212,875

		1,581,691

Thrifts & Mortgage Finance-0.15%
Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 06/15/2025(b)	196,000	191,814

Tobacco-0.54%
Vector Group Ltd., 6.13%, 02/01/2025(b)	693,000	705,058

Trading Companies & Distributors-1.62%
Beacon Roofing Supply, Inc., 4.88%, 11/01/2025(b)	938,000	931,608
H&E Equipment Services, Inc., 5.63%, 09/01/2025	678,000	704,272
United Rentals North America, Inc., 4.63%, 10/15/2025	469,000	480,432

		2,116,312

Wireless Telecommunication Services-1.75%
Qualitytech L.P./QTS Finance Corp., 4.75%, 11/15/2025(b)	395,000	410,758
Sprint Corp., 7.63%, 02/15/2025	1,234,000	1,480,029
T-Mobile USA, Inc., 5.13%, 04/15/2025	390,000	401,014

		2,291,801

Total U.S. Dollar Denominated Bonds & Notes (Cost $125,516,935)		126,493,880

	Shares
Money Market Funds-1.66%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $2,169,837)	2,169,837	2,169,837

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.40% (Cost $127,686,772)		128,663,717

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.38%
Invesco Private Government Fund, 0.03%(d)(e)(f)	3,309,287	3,309,287
Invesco Private Prime Fund, 0.14%(d)(e)(f)	1,102,893	1,103,113

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,412,400)		4,412,400

TOTAL INVESTMENTS IN SECURITIES-101.78% (Cost $132,099,172)		133,076,117
OTHER ASSETS LESS LIABILITIES-(1.78)%		(2,323,377)

NET ASSETS-100.00%.		$130,752,740

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

178

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $84,237,164, which represented 64.42% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$67,160	$54,302,798	$(52,200,121)	$-	$-	$2,169,837	$13,575

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	3,258,024	25,340,436	(28,598,460)	-	-	-	38,428	*

Invesco Liquid Assets Portfolio, Institutional Class	1,086,008	7,652,343	(8,737,560)	-	(791)	-	14,568	*

Invesco Private Government Fund	-	23,121,577	(19,812,290)	-	-	3,309,287	438	*

Invesco Private Prime Fund	-	3,861,208	(2,758,166)	-	71	1,103,113	306	*

Total	$4,411,192	$114,278,362	$(112,106,597)	$-	$(720)	$6,582,237	$67,315

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

179

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.98%
Aerospace & Defense-1.83%
BWX Technologies, Inc., 5.38%, 07/15/2026(b)	$313,000	$328,982
Signature Aviation US Holdings, Inc., 5.38%, 05/01/2026(b)	363,000	374,944
TransDigm, Inc., 6.38%, 06/15/2026	657,000	666,737

		1,370,663

Auto Components-2.88%
American Axle & Manufacturing, Inc., 6.25%, 03/15/2026	416,000	425,479
Dana Financing Luxembourg S.a.r.l., 6.50%, 06/01/2026(b)	240,000	253,770
Gates Global LLC/Gates Corp., 6.25%, 01/15/2026(b)	543,000	560,197
Goodyear Tire & Rubber Co. (The), 5.00%, 05/31/2026	671,000	674,355
Tenneco, Inc., 5.00%, 07/15/2026	328,000	241,295

		2,155,096

Automobiles-2.99%
Cooper-Standard Automotive, Inc., 5.63%, 11/15/2026(b)	220,000	124,973
Ford Motor Co., 4.35%, 12/08/2026(c)	1,065,000	1,069,196
Ford Motor Credit Co. LLC, 4.39%, 01/08/2026	800,000	814,984
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	215,000	229,285

		2,238,438

Building Products-1.73%
American Woodmark Corp., 4.88%, 03/15/2026(b)	308,000	314,486
Cornerstone Building Brands, Inc., 8.00%, 04/15/2026(b)	421,000	445,458
Masonite International Corp., 5.75%, 09/15/2026(b)	191,000	201,203
PGT Innovations, Inc., 6.75%, 08/01/2026(b)	313,000	335,242

		1,296,389

Capital Markets-0.52%
MSCI, Inc., 4.75%, 08/01/2026(b)	372,000	387,961

Chemicals-1.85%
Consolidated Energy Finance S.A. (Switzerland), 6.50%, 05/15/2026(b)	350,000	310,121
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	215,000	224,365
Ingevity Corp., 4.50%, 02/01/2026(b)	205,000	208,159
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026	203,000	217,933
Tronox, Inc., 6.50%, 04/15/2026(b)(c)	413,000	426,025

		1,386,603

Commercial Services & Supplies-2.30%
Cimpress PLC (Ireland), 7.00%, 06/15/2026(b)	400,000	399,424
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/2026	295,000	314,358

	Principal Amount	Value
Commercial Services & Supplies-(continued)
GFL Environmental, Inc. (Canada)
7.00%, 06/01/2026(b)	$282,000	$296,805
5.13%, 12/15/2026(b)	321,000	339,357
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	361,000	372,879

		1,722,823

Communications Equipment-0.77%
Hughes Satellite Systems Corp., 6.63%, 08/01/2026	504,000	572,574

Construction & Engineering-0.41%
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/2026(b)	295,000	308,331

Consumer Finance-2.71%
Credit Acceptance Corp., 6.63%, 03/15/2026	400,000	429,750
Navient Corp., 6.75%, 06/15/2026	325,000	338,609
OneMain Finance Corp., 7.13%, 03/15/2026	1,092,000	1,254,435

		2,022,794

Containers & Packaging-3.17%
Ball Corp., 4.88%, 03/15/2026	516,000	578,782
Berry Global, Inc., 4.50%, 02/15/2026(b)	344,000	351,534
Cascades, Inc./Cascades USA, Inc. (Canada), 5.13%, 01/15/2026(b)	200,000	211,034
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	207,000	245,514
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	467,000	491,328
LABL Escrow Issuer LLC, 6.75%, 07/15/2026(b)	458,000	492,279

		2,370,471

Distributors-1.00%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/2026(b)	378,000	396,830
Wolverine Escrow LLC, 9.00%, 11/15/2026(b)	456,000	352,260

		749,090

Diversified Consumer Services-1.41%
Carriage Services, Inc., 6.63%, 06/01/2026(b)	306,000	324,684
frontdoor, inc., 6.75%, 08/15/2026(b)	274,000	295,526
Graham Holdings Co., 5.75%, 06/01/2026(b)	407,000	432,869

		1,053,079

Diversified Financial Services-1.69%
Compass Group Diversified Holdings LLC, 8.00%, 05/01/2026(b)	408,000	432,913
Verscend Escrow Corp., 9.75%, 08/15/2026(b)	766,000	833,197

		1,266,110

Diversified Telecommunication Services-4.07%
CenturyLink, Inc., 5.13%, 12/15/2026(b)	879,000	912,824
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	1,550,000	1,601,848
Level 3 Financing, Inc., 5.25%, 03/15/2026	504,000	526,100

		3,040,772

Electric Utilities-1.36%
NextEra Energy Operating Partners L.P., 3.88%, 10/15/2026(b)	284,000	300,285

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

180

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)–(continued)

August 31, 2020

	Principal Amount	Value
Electric Utilities-(continued)
Talen Energy Supply LLC, 10.50%, 01/15/2026(b)	$516,000	$415,589
Terraform Global Operating LLC, 6.13%, 03/01/2026(b)	295,000	300,475

		1,016,349

Electronic Equipment, Instruments & Components-0.43%
Itron, Inc., 5.00%, 01/15/2026(b)	310,000	320,404

Energy Equipment & Services-0.34%
Precision Drilling Corp. (Canada), 7.13%, 01/15/2026(b)	209,000	142,864
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 04/01/2026	104,000	107,353

		250,217

Entertainment-1.72%
Live Nation Entertainment, Inc., 5.63%, 03/15/2026(b)	187,000	184,861
Netflix, Inc., 4.38%, 11/15/2026	695,000	774,869
WMG Acquisition Corp., Series 19-A, 5.50%, 04/15/2026(b)	313,000	326,634

		1,286,364

Equity REITs-1.81%
GEO Group, Inc. (The), 6.00%, 04/15/2026	105,000	80,850
MGM Growth Properties Operating Partnership L.P./MGP Finance Co.-Issuer, Inc., 4.50%, 09/01/2026	367,000	386,416
VICI Properties L.P./VICI Note Co., Inc., 4.25%, 12/01/2026(b)	863,000	883,777

		1,351,043

Food & Staples Retailing-0.54%
Sigma Holdco B.V. (Netherlands), 7.88%, 05/15/2026(b)	400,000	406,926

Food Products-3.27%
FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), 5.63%, 08/15/2026(b)	400,000	397,424
H-Food Holdings LLC/Hearthside Finance Co., Inc., 8.50%, 06/01/2026(b)	210,000	206,645
Lamb Weston Holdings, Inc., 4.88%, 11/01/2026(b)	572,000	599,796
Post Holdings, Inc., 5.00%, 08/15/2026(b)	1,192,000	1,239,126

		2,442,991

Gas Utilities-1.02%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	478,000	542,774
Superior Plus L.P./Superior General Partner, Inc. (Canada), 7.00%, 07/15/2026(b)	207,000	223,262

		766,036

Health Care Providers & Services-5.76%
AHP Health Partners, Inc., 9.75%, 07/15/2026(b)	325,000	356,219
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	310,000	298,899

	Principal Amount	Value
Health Care Providers & Services-(continued)
HCA, Inc.
5.88%, 02/15/2026.	$1,004,000	$1,150,835
5.38%, 09/01/2026.	717,000	813,759
Tenet Healthcare Corp., 4.88%, 01/01/2026(b)	1,619,000	1,685,768

		4,305,480

Hotels, Restaurants & Leisure-5.99%
Aramark Services, Inc., 4.75%, 06/01/2026	369,000	367,928
Boyd Gaming Corp.
6.38%, 04/01/2026.	569,000	593,979
6.00%, 08/15/2026.	491,000	513,679
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/2026	1,011,000	1,044,929
IRB Holding Corp., 6.75%, 02/15/2026(b)	339,000	345,323
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/2026.	563,000	585,785
Merlin Entertainments Ltd. (United Kingdom), 5.75%, 06/15/2026(b)	400,000	385,424
MGM Resorts International, 4.63%, 09/01/2026	267,000	272,448
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/2026(b)	357,000	371,057

		4,480,552

Household Durables-3.83%
LGI Homes, Inc., 6.88%, 07/15/2026(b)	193,000	202,855
Newell Brands, Inc., 4.70%, 04/01/2026	1,574,000	1,698,236
SRS Distribution, Inc., 8.25%, 07/01/2026(b)(c)	207,000	221,192
Tempur Sealy International, Inc., 5.50%, 06/15/2026	401,000	420,474
TopBuild Corp., 5.63%, 05/01/2026(b)	307,000	320,671

		2,863,428

Household Products-0.14%
Energizer Holdings, Inc., 6.38%, 07/15/2026(b)	99,000	105,188

Independent Power and Renewable Electricity Producers-1.58%
AES Andres B.V./Dominican Power Partners/Empresa Generadora de Electricidad Itabo S.A. (Dominican Republic), 7.95%, 05/11/2026(b)	166,000	171,189
Calpine Corp., 5.25%, 06/01/2026(b)	798,000	833,028
Clearway Energy Operating LLC, 5.00%, 09/15/2026	167,000	175,855

		1,180,072

Industrial Conglomerates-1.18%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 05/15/2026	828,000	885,827

Insurance-2.24%
AmWINS Group, Inc., 7.75%, 07/01/2026(b)	454,000	490,801
HUB International Ltd., 7.00%, 05/01/2026(b)	1,141,000	1,184,934

		1,675,735

Interactive Media & Services-0.20%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	165,000	148,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

181

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)–(continued)

August 31, 2020

	Principal Amount	Value
Life Sciences Tools & Services-1.57%
Charles River Laboratories International, Inc., 5.50%, 04/01/2026(b)	$319,000	$335,877
IQVIA, Inc., 5.00%, 10/15/2026(b)	800,000	838,000

		1,173,877

Machinery-1.33%
Mueller Water Products, Inc., 5.50%, 06/15/2026(b)	295,000	308,588
SPX FLOW, Inc., 5.88%, 08/15/2026(b)	191,000	201,707
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada), 7.75%, 04/15/2026(b)	476,000	480,953

		991,248

Media-6.77%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)	1,032,000	1,079,890
DISH DBS Corp., 7.75%, 07/01/2026	1,340,000	1,535,995
Gray Television, Inc., 5.88%, 07/15/2026(b)	489,000	508,315
McClatchy Co. (The), 9.00%, 07/15/2026(d)	88,000	87,821
Meredith Corp., 6.88%, 02/01/2026	838,000	729,741
National CineMedia LLC, 5.75%, 08/15/2026	106,000	70,867
Sinclair Television Group, Inc., 5.88%, 03/15/2026(b)	413,000	413,438
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	600,000	633,750

		5,059,817

Metals & Mining-4.72%
Alcoa Nederland Holding B.V., 7.00%, 09/30/2026(b)	310,000	332,418
Baffinland Iron Mines Corp./Baffinland Iron Mines L.P. (Canada), 8.75%, 07/15/2026(b)	422,000	435,637
Cleveland-Cliffs, Inc., 6.75%, 03/15/2026(b)	690,000	705,525
Constellium SE, 5.88%, 02/15/2026(b)	500,000	513,373
JW Aluminum Continuous Cast Co., 10.25%, 06/01/2026(b)	207,000	219,639
Novelis Corp., 5.88%, 09/30/2026(b)	1,059,000	1,107,767
United States Steel Corp., 6.25%, 03/15/2026(c)	322,000	215,648

		3,530,007

Oil, Gas & Consumable Fuels-12.02%
Berry Petroleum Co. LLC, 7.00%, 02/15/2026(b)	209,000	172,124
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.63%, 07/15/2026(b)	206,000	182,013
Buckeye Partners L.P., 3.95%, 12/01/2026	443,000	439,954
Cheniere Energy Partners L.P., 5.63%, 10/01/2026	798,000	837,812
CNX Midstream Partners L.P./CNX Midstream Finance Corp., 6.50%, 03/15/2026(b)	309,000	310,557
Comstock Resources, Inc., 9.75%, 08/15/2026	350,000	375,235
Endeavor Energy Resources L.P./EER Finance, Inc., 5.50%, 01/30/2026(b)	307,000	307,643
EQM Midstream Partners L.P., 4.13%, 12/01/2026	400,000	389,626
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	309,000	262,323
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	597,000	622,504

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Indigo Natural Resources LLC, 6.88%, 02/15/2026(b)	$498,000	$510,776
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/2026(b)	207,000	207,518
Occidental Petroleum Corp.
5.55%, 03/15/2026.	772,000	761,516
3.40%, 04/15/2026.	817,000	725,807
Parkland Corp. (Canada), 6.00%, 04/01/2026(b)	327,000	345,762
PDC Energy, Inc., 5.75%, 05/15/2026	417,000	427,894
QEP Resources, Inc., 5.63%, 03/01/2026	259,000	167,225
Southwestern Energy Co., 7.50%, 04/01/2026(c)	476,000	486,974
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.88%, 04/15/2026	710,000	748,606
TransMontaigne Partners L.P./TLP Finance Corp., 6.13%, 02/15/2026	310,000	316,646
Western Midstream Operating L.P., 4.65%, 07/01/2026	381,000	390,525

		8,989,040

Paper & Forest Products-0.14%
Mercer International, Inc. (Germany), 5.50%, 01/15/2026	106,000	102,757

Personal Products-0.40%
Coty, Inc., 6.50%, 04/15/2026(b)	360,000	299,036

Pharmaceuticals-0.82%
Catalent Pharma Solutions, Inc., 4.88%, 01/15/2026(b)	297,000	303,997
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	295,000	308,737

		612,734

Real Estate Management & Development-0.40%
Hunt Cos., Inc., 6.25%, 02/15/2026(b)	310,000	298,274

Semiconductors & Semiconductor Equipment-0.50%
Entegris, Inc., 4.63%, 02/10/2026(b)	363,000	375,749

Software-3.44%
ACI Worldwide, Inc., 5.75%, 08/15/2026(b)	307,000	323,788
Banff Merger Sub, Inc., 9.75%, 09/01/2026(b)	1,016,000	1,083,767
Boxer Parent Co., Inc., 9.13%, 03/01/2026(b)	400,000	431,750
Fair Isaac Corp., 5.25%, 05/15/2026(b)	295,000	339,799
Nuance Communications, Inc., 5.63%, 12/15/2026	373,000	396,464

		2,575,568

Specialty Retail-0.46%
Penske Automotive Group, Inc., 5.50%, 05/15/2026(c)	328,000	342,256

Textiles, Apparel & Luxury Goods-1.65%
Hanesbrands, Inc., 4.88%, 05/15/2026(b)	629,000	685,991
Under Armour, Inc., 3.25%, 06/15/2026(c)	374,000	351,560
Wolverine World Wide, Inc., 5.00%, 09/01/2026(b)	194,000	193,636

		1,231,187

Trading Companies & Distributors-0.29%
Beacon Roofing Supply, Inc., 4.50%, 11/15/2026(b)	213,000	219,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

182

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)–(continued)

August 31, 2020

	Principal Amount	Value
Wireless Telecommunication Services-2.73%
Sprint Corp., 7.63%, 03/01/2026	$1,044,000	$1,285,508
T-Mobile USA, Inc., 4.50%, 02/01/2026	732,000	756,237

		2,041,745

Total U.S. Dollar Denominated Bonds & Notes (Cost $72,370,263)		73,269,474

	Shares
Money Market Funds-0.53%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(e)(f) (Cost $396,085)	396,085	396,085

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.51% (Cost $72,766,348)		73,665,559

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.69%
Invesco Private Government Fund, 0.03%(e)(f)(g)	1,511,325	$1,511,325
Invesco Private Prime Fund, 0.14%(e)(f)(g)	503,689	503,790

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,015,115)		2,015,115

TOTAL INVESTMENTS IN SECURITIES-101.20% (Cost $74,781,463)		75,680,674
OTHER ASSETS LESS LIABILITIES-(1.20)%		(900,430)

NET ASSETS-100.00%		$74,780,244

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $42,278,380, which represented 56.54% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at August 31, 2020 represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$56,590	$31,179,053	$(30,839,558)	$-	$-	$396,085	$7,659

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	1,033,482	16,940,990	(17,974,472)	-	-	-	12,910	*

Invesco Liquid Assets Portfolio, Institutional Class	344,494	4,844,617	(5,188,960)	-	(151)	-	4,883	*

Invesco Private Government Fund	-	12,777,712	(11,266,387)	-	-	1,511,325	203	*

Invesco Private Prime Fund	-	2,321,527	(1,817,798)	-	61	503,790	135	*

Total	$1,434,566	$68,063,899	$(67,087,175)	$-	$(90)	$2,411,200	$25,790

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

183

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.48%
Aerospace & Defense-1.67%
Moog, Inc., 4.25%, 12/15/2027(b)	$125,000	$129,219
TransDigm, Inc., 7.50%, 03/15/2027	195,000	204,104

		333,323

Auto Components-2.05%
American Axle & Manufacturing, Inc., 6.50%, 04/01/2027	133,000	136,907
Dana, Inc., 5.38%, 11/15/2027	65,000	68,412
Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/2027	203,000	203,259

		408,578

Automobiles-2.12%
Ford Motor Credit Co. LLC
4.27%, 01/09/2027	225,000	227,250
3.82%, 11/02/2027	200,000	196,000

		423,250

Building Products-1.25%
Advanced Drainage Systems, Inc., 5.00%, 09/30/2027(b)	100,000	104,644
JELD-WEN, Inc., 4.88%, 12/15/2027(b)	138,000	144,011

		248,655

Capital Markets-0.98%
APX Group, Inc., 6.75%, 02/15/2027(b)	185,000	194,568

Chemicals-2.39%
Chemours Co. (The), 5.38%, 05/15/2027	125,000	126,007
HB Fuller Co., 4.00%, 02/15/2027	75,000	74,552
Hexion, Inc., 7.88%, 07/15/2027(b)	138,000	138,694
Olin Corp., 5.13%, 09/15/2027	138,000	137,021

		476,274

Commercial Services & Supplies-3.74%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/2027(b)	268,000	297,276
Brink’s Co. (The), 4.63%, 10/15/2027(b)	188,000	195,699
Garda World Security Corp. (Canada), 4.63%, 02/15/2027(b)	105,000	108,150
Harsco Corp., 5.75%, 07/31/2027(b)	138,000	144,551

		745,676

Communications Equipment-1.07%
CommScope Technologies LLC, 5.00%, 03/15/2027(b)	215,000	213,948

Construction & Engineering-1.48%
AECOM, 5.13%, 03/15/2027	268,000	294,830

Consumer Finance-0.92%
Navient Corp., 5.00%, 03/15/2027	190,000	183,137

Containers & Packaging-2.54%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/2027(b)	250,000	260,345
Graphic Packaging International LLC, 4.75%, 07/15/2027(b)	65,000	72,044
Pactiv LLC, 8.38%, 04/15/2027	50,000	55,428
Sealed Air Corp., 4.00%, 12/01/2027(b)	110,000	117,425

		505,242

	Principal Amount	Value
Distributors-0.52%
Wolverine Escrow LLC, 13.13%, 11/15/2027(b)	$150,000	$104,625

Diversified Consumer Services-1.03%
Sotheby’s, 7.38%, 10/15/2027(b)	200,000	204,338

Diversified Financial Services-0.55%
LPL Holdings, Inc., 4.63%, 11/15/2027(b)	105,000	109,528

Diversified Telecommunication Services-2.11%
Zayo Group Holdings, Inc., 4.00%, 03/01/2027(b)	425,000	420,773

Electric Utilities-2.69%
NextEra Energy Operating Partners L.P., 4.50%, 09/15/2027(b)	138,000	151,110
Vistra Operations Co. LLC, 5.00%, 07/31/2027(b)	363,000	385,317

		536,427

Electrical Equipment-0.52%
EnerSys, 4.38%, 12/15/2027(b)	100,000	103,188

Electronic Equipment, Instruments & Components-0.38%
MTS Systems Corp., 5.75%, 08/15/2027(b)	75,000	76,233

Energy Equipment & Services-1.12%
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	215,000	222,888

Entertainment-3.07%
Live Nation Entertainment, Inc.
6.50%, 05/15/2027(b)	200,000	218,256
4.75%, 10/15/2027(b)	270,000	255,402
Scripps Escrow, Inc., 5.88%, 07/15/2027(b)	138,000	138,173

		611,831

Equity REITs-6.42%
CoreCivic, Inc., 4.75%, 10/15/2027	50,000	42,658
Iron Mountain, Inc., 4.88%, 09/15/2027(b)	308,000	320,445
MGM Growth Properties Operating Partnership L.P./MGP Finance Co.-Issuer, Inc., 5.75%, 02/01/2027	215,000	238,180
RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/2027	200,000	182,338
SBA Communications Corp., 3.88%, 02/15/2027(b)	270,000	280,700
VICI Properties L.P./VICI Note Co., Inc., 3.75%, 02/15/2027(b)	215,000	214,832

		1,279,153

Food & Staples Retailing-4.25%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	400,000	421,422
Performance Food Group, Inc., 5.50%, 10/15/2027(b)	365,000	381,181
Rite Aid Corp., 7.70%, 02/15/2027	50,000	43,457

		846,060

Food Products-1.21%
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	227,000	241,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

184

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)–(continued)

August 31, 2020

	Principal Amount	Value
Gas Utilities-1.30%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.75%, 05/20/2027	$138,000	$155,844
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 03/01/2027	100,000	104,000

		259,844

Health Care Providers & Services-4.72%
AMN Healthcare, Inc., 4.63%, 10/01/2027(b)	90,000	94,258
Community Health Systems, Inc., 8.00%, 12/15/2027(b)	185,000	189,278
LifePoint Health, Inc., 4.38%, 02/15/2027(b)	160,000	160,000
Tenet Healthcare Corp., 5.13%, 11/01/2027(b)	405,000	428,369
US Renal Care, Inc., 10.63%, 07/15/2027(b)	63,000	68,067

		939,972

Hotels, Restaurants & Leisure-6.30%
Boyd Gaming Corp., 4.75%, 12/01/2027	270,000	269,241
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 04/15/2027	192,000	191,579
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/2027	171,000	175,671
Penn National Gaming, Inc., 5.63%, 01/15/2027(b)	113,000	117,107
Six Flags Entertainment Corp., 5.50%, 04/15/2027(b)	140,000	136,675
Wyndham Destinations, Inc., Series J, 5.75%, 04/01/2027	125,000	128,570
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/2027(b)	243,000	237,138

		1,255,981

Household Durables-2.26%
Beazer Homes USA, Inc., 5.88%, 10/15/2027	133,000	135,415
Mattamy Group Corp. (Canada), 5.25%, 12/15/2027(b)	155,000	162,459
Meritage Homes Corp., 5.13%, 06/06/2027	75,000	82,017
TRI Pointe Group, Inc., 5.25%, 06/01/2027	65,000	69,781

		449,672

Industrial Conglomerates-1.44%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.25%, 05/15/2027	270,000	287,719

Interactive Media & Services-1.67%
Match Group Holdings II LLC, 5.00%, 12/15/2027(b)	128,000	136,936
Twitter, Inc., 3.88%, 12/15/2027(b)	185,000	195,674

		332,610

Leisure Products-0.88%
Mattel, Inc., 5.88%, 12/15/2027(b)	160,000	174,416

Machinery-1.11%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	125,000	131,070
Park-Ohio Industries, Inc., 6.63%, 04/15/2027	100,000	90,894

		221,964

Media-12.47%
Belo Corp.
7.75%, 06/01/2027	50,000	56,451
7.25%, 09/15/2027	50,000	55,178

	Principal Amount	Value
Media-(continued)
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/2027(b)	$357,000	$361,123
Nexstar Broadcasting, Inc., 5.63%, 07/15/2027(b)	518,000	547,301
Sinclair Television Group, Inc., 5.13%, 02/15/2027(b)	125,000	121,875
Telesat Canada/Telesat LLC (Canada)
4.88%, 06/01/2027(b)	125,000	127,266
6.50%, 10/15/2027(b)	125,000	128,575
Terrier Media Buyer, Inc., 8.88%, 12/15/2027(b)	280,000	290,409
Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	505,000	531,692
Ziggo Bond Co. B.V. (Netherlands), 6.00%, 01/15/2027(b)	250,000	263,851

		2,483,721

Metals & Mining-0.48%
Commercial Metals Co., 5.38%, 07/15/2027	90,000	95,850

Mortgage REITs-0.97%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/2027(b)	210,000	193,200

Oil, Gas & Consumable Fuels-9.35%
EQT Corp., 3.90%, 10/01/2027	339,000	328,722
MEG Energy Corp. (Canada), 7.13%, 02/01/2027(b)	345,000	330,948
Murphy Oil Corp., 5.88%, 12/01/2027	165,000	158,657
NuStar Logistics L.P., 5.63%, 04/28/2027	158,000	159,156
Occidental Petroleum Corp., 3.00%, 02/15/2027	203,000	174,150
Parkland Corp. (Canada), 5.88%, 07/15/2027(b) .	138,000	147,634
Southwestern Energy Co., 7.75%, 10/01/2027	105,000	107,625
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 03/01/2027(b)	100,000	93,750
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
5.38%, 02/01/2027	138,000	142,804
6.50%, 07/15/2027	202,000	218,665

		1,862,111

Paper & Forest Products-0.54%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	100,000	107,106

Pharmaceuticals-1.09%
Horizon Therapeutics USA, Inc., 5.50%, 08/01/2027(b)	200,000	218,120

Professional Services-0.55%
Korn Ferry, 4.63%, 12/15/2027(b)	105,000	109,253

Road & Rail-0.64%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75%, 07/15/2027(b)(c)	133,000	127,219

Specialty Retail-3.22%
Gap, Inc. (The), 8.88%, 05/15/2027(b)	300,000	338,625
Lithia Motors, Inc., 4.63%, 12/15/2027(b)	100,000	105,750
Michaels Stores, Inc., 8.00%, 07/15/2027(b)(c)	143,000	144,672
Sonic Automotive, Inc., 6.13%, 03/15/2027	50,000	52,490

		641,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

185

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)–(continued)

August 31, 2020

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-1.25%
NCR Corp., 5.75%, 09/01/2027(b)	$134,000	$141,005
Presidio Holdings, Inc., 4.88%, 02/01/2027(b)	105,000	107,806

		248,811

Thrifts & Mortgage Finance-0.80%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(b)	150,000	159,305

Trading Companies & Distributors-1.78%
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	338,000	354,900

Wireless Telecommunication Services-1.58%
C&W Senior Financing DAC (Ireland), 6.88%, 09/15/2027(b)	300,000	314,903

Total U.S. Dollar Denominated Bonds & Notes (Cost $19,005,602)		19,622,210

	Shares
Money Market Funds-0.21%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $41,482)	41,482	41,482

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.69% (Cost $19,047,084)		19,663,692

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.91%
Invesco Private Government Fund, 0.03%(d)(e)(f)	137,046	$137,046
Invesco Private Prime Fund, 0.14%(d)(e)(f)	45,679	45,688

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $182,734)		182,734

TOTAL INVESTMENTS IN SECURITIES-99.60% (Cost $19,229,818)		19,846,426
OTHER ASSETS LESS LIABILITIES-0.40%		78,998

NET ASSETS-100.00%		$19,925,424

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $13,745,303, which represented 68.98% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$8,601,528	$(8,560,046)	$-	$-	$41,482	$1,532

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	-	4,158,621	(4,158,621)	-	-	-	1,171	*

Invesco Liquid Assets Portfolio, Institutional Class	-	1,008,179	(1,007,990)	-	(189)	-	474	*

Invesco Private Government Fund	-	5,869,152	(5,732,106)	-	-	137,046	99	*

Invesco Private Prime Fund	-	1,157,881	(1,112,221)	-	28	45,688	66	*

Total	$-	$20,795,361	$(20,570,984)	$-	$(161)	$224,216	$3,342

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

186

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)–(continued)

August 31, 2020

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

187

Invesco BulletShares 2021 Municipal Bond ETF (BSML)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.24%
Arizona-2.16%
Arizona (State of) Transportation Board, Series 2011 A, Ref. RB(a)(b)	5.00%	07/01/2021	$400	$416,060
Maricopa (County of), AZ Special Health Care District, Series 2018 C, GO Bonds	5.00%	07/01/2021	100	103,733
Mesa (City of), AZ, Series 2011, RB	5.00%	07/01/2035	25	25,970

				545,763

Arkansas-0.06%
Arkansas (State of) (Four-Lane Highway Construction), Series 2013, GO Bonds	5.00%	06/15/2021	15	15,573

California-17.71%
ABAG Finance Authority for Nonprofit Corps. (Episcopal Senior Communities), Series 2011, Ref. RB	6.13%	07/01/2041	150	152,908
California (State of), Series 2011, GO Bonds	5.00%	10/01/2021	235	247,248
California (State of), Series 2011, GO Bonds	5.00%	09/01/2030	100	104,615
California (State of), Series 2011, GO Bonds	5.25%	09/01/2030	125	131,079
California (State of), Series 2011, Ref. GO Bonds	5.25%	09/01/2024	600	630,048
California (State of), Series 2016 C, Ref. GO Bonds	5.00%	09/01/2021	125	131,013
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2030	100	104,615
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2021	145	149,061
California (State of) Department of Water Resources (Central Valley), Series 2017, Ref. RB	5.00%	12/01/2021	100	106,106
California (State of) Public Works Board, Series 2011 D, RB	5.00%	12/01/2031	140	147,907
East Side Union High School District (Election of 2016), Series 2017 A, GO Bonds	3.00%	08/01/2021	180	184,549
Los Angeles (City of), CA, Series 2012 C, Ref. RB	5.00%	06/01/2021	100	103,628
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2012 A, Ref. RB	5.00%	07/01/2021	100	104,067
Los Angeles Unified School District, Series 2015 A, Ref. GO Bonds	5.00%	07/01/2021	500	520,165
Los Angeles Unified School District, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2021	100	104,033
Los Angeles Unified School District (Election of 2008), Series 2016 A, GO Bonds	5.00%	07/01/2024	220	228,758
Sacramento (City of), CA Municipal Utility District, Series 2011 X, Ref. RB	5.00%	08/15/2027	100	104,547
Sacramento (City of), CA Municipal Utility District, Series 2017 E, Ref. RB	5.00%	08/15/2021	200	209,054
San Francisco (City and County of), CA Public Utilities Commission, Series 2011 A, RB(a)(b)	4.50%	11/01/2021	160	168,130
San Francisco (City and County of), CA Public Utilities Commission, Series 2011 A, RB(a)(b)	5.00%	11/01/2021	600	633,972
University of California, Series 2013 AF, RB	5.00%	05/15/2021	200	206,882

				4,472,385

Colorado-0.52%
Colorado Springs (City of), CO, Series 2011 A, Ref. RB	5.00%	11/15/2021	125	132,283

Connecticut-1.74%
Connecticut (State of), Series 2014 A, GO Bonds	4.00%	03/01/2021	125	127,334
Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network), Series 2011 M, RB(a)(b)	5.38%	07/01/2021	300	312,852

				440,186

District of Columbia-0.84%
District of Columbia, Series 2011 G, RB(a)(b)	5.00%	12/01/2021	200	212,004

Florida-4.81%
Florida (State of) (Capital Outlay), Series 2011 E, Ref. GO Bonds	5.00%	06/01/2027	50	51,776
Florida (State of) (Capital Outlay), Series 2015 A, Ref. GO Bonds	5.00%	06/01/2021	35	36,275
Florida (State of) (State Board of Education), Series 2011 E, Ref. GO Bonds	5.00%	06/01/2025	200	207,210
Jacksonville (City of), FL, Series 2010 B-1, RB	5.00%	10/01/2021	355	373,382
Mid-Bay Bridge Authority, Series 2011 A, RB(a)(b)	7.25%	10/01/2021	300	322,647
Orange (County of), FL Convention Center, Series 2017, Ref. RB.	5.00%	10/01/2021	25	26,006
Palm Beach (County of), FL Solid Waste Authority, Series 2011, Ref. RB	5.00%	10/01/2031	75	78,740
School Board of Miami-Dade County (The), Series 2015 A, Ref. COP	5.00%	05/01/2021	115	118,644

				1,214,680

Georgia-4.17%
Atlanta (City of), GA, Series 2019 F, Ref. RB	5.00%	07/01/2021	400	415,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

188

Invesco BulletShares 2021 Municipal Bond ETF (BSML)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia-(continued)
Gwinnett (County of), GA Water & Sewerage Authority, Series 2011, Ref. RB	5.00%	08/01/2024	$510	$532,486
Valdosta & Lowndes (County of), GA Hospital Authority (South Medical Center), Series 2011 B, RB(a)(b)	5.00%	10/01/2021	100	105,156

				1,053,362

Hawaii-0.31%
Hawaii (State of), Series 2012 EF, Ref. GO Bonds	5.00%	11/01/2021	75	79,201

Illinois-4.15%
Chicago (City of), IL Transit Authority, Series 2011, RB(a)(b)	5.25%	12/01/2021	175	184,163
Cook (County of), IL, Series 2011 A, Ref. GO Bonds	5.25%	11/15/2024	300	314,901
Illinois (State of) Finance Authority (State Clean Water), Series 2016, RB	5.00%	01/01/2021	300	304,734
Illinois (State of) Finance Authority (Trinity Health), Series 2011 L, RB(a)(b)	5.00%	12/01/2021	230	243,655

				1,047,453

Indiana-0.04%
Indiana (State of) Finance Authority, Series 2011 A, RB	5.25%	10/01/2031	10	10,518

Kansas-0.08%
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2011 A, Ref. RB(a)(b)	5.00%	09/01/2021	20	20,952

Maryland-2.08%
Maryland (State of), Series 2013 A, GO Bonds(a)(b)	4.00%	03/01/2021	265	270,083
Maryland (State of), Series 2014 B, GO Bonds	5.00%	08/01/2021	10	10,445
Maryland (State of), Series 2014 C, Ref. GO Bonds	5.00%	08/01/2021	160	167,113
Maryland (State of), Series 2015 A, GO Bonds	5.00%	08/01/2021	50	52,223
Maryland (State of) Health & Higher Educational Facilities Authority, Series 2012 B, RB(a)(b)	5.00%	11/15/2021	10	10,580
Washington (District of), MD Suburban Sanitary Commission, Series 2011, RB	3.00%	06/01/2021	15	15,320

				525,764

Massachusetts-7.03%
Massachusetts (Commonwealth of), Series 2011 D, GO Bonds(a)(b)	5.00%	10/01/2021	100	105,212
Massachusetts (Commonwealth of), Series 2011 D, GO Bonds	4.00%	10/01/2028	200	207,110
Massachusetts (Commonwealth of), Series 2013 C, GO Bonds(a)(b)	4.00%	08/01/2021	10	10,349
Massachusetts (Commonwealth of), Series 2014 A, GO Bonds(a)(b)	4.25%	12/01/2021	100	105,068
Massachusetts (Commonwealth of), Series 2016 C, Ref. GO Bonds	5.00%	10/01/2021	250	263,115
Massachusetts (Commonwealth of) Health & Educational Facilities Authority, Series 2010 A, RB	5.00%	12/15/2021	200	212,592
Massachusetts (Commonwealth of) School Building Authority, Series 2011 B, RB(a)(b)	5.00%	10/15/2021	200	210,798
Massachusetts (Commonwealth of) School Building Authority, Series 2011 B, RB(a)(b)	5.25%	10/15/2021	100	105,679
Massachusetts (State of) Bay Transportation Authority, Series 2006 B, RB	5.25%	07/01/2021	130	135,490
Massachusetts (State of) Bay Transportation Authority, Series 2017, RB	4.00%	12/01/2021	400	419,028

				1,774,441

Michigan-0.95%
Michigan (State of) Building Authority, Series 2011 A, Ref. RB	5.38%	10/15/2041	30	31,727
Michigan (State of) Finance Authority, Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2021	200	207,910

				239,637

Minnesota-1.20%
Minnesota (State of) Public Facilities Authority, Series 2016 B, Ref. RB	3.00%	03/01/2021	300	304,263

Missouri-1.02%
Jackson (County of), MO (Truman Sports Complex), Series 2014, Ref. RB	5.00%	12/01/2021	145	153,027
St Louis (City of), MO, Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2021	100	103,639

				256,666

Nebraska-0.02%
West Haymarket Joint Public Agency, Series 2011, GO Bonds(a)(b)	4.25%	12/15/2021	5	5,261

Nevada-1.26%
Clark (County of), NV, Series 2016 A, Ref. GO Bonds	5.00%	11/01/2021	300	316,950

New Jersey-3.04%
New Jersey (State of), Series 2016 T, Ref. GO Bonds	5.00%	06/01/2021	45	46,412
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB(a)	5.00%	03/01/2021	55	56,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

189

Invesco BulletShares 2021 Municipal Bond ETF (BSML)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB	5.00%	03/01/2021	$145	$147,913
New Jersey (State of) Transportation Trust Fund Authority, Series 2011 A, RB(a)(b)	5.00%	06/15/2021	25	25,952
New Jersey (State of) Transportation Trust Fund Authority, Series 2011 A, RB(a)(b)	6.00%	06/15/2021	300	313,734
New Jersey (State of) Transportation Trust Fund Authority, Series 2011 B, RB(a)(b)	5.00%	06/15/2021	70	72,666
New Jersey (State of) Transportation Trust Fund Authority, Series 2011 B, RB(a)(b)	5.25%	06/15/2021	100	104,005

				766,871

New York-22.26%
Erie County Industrial Development Agency (The), Series 2012, RB	5.00%	05/01/2021	30	30,971
Metropolitan Transportation Authority, Series 2012 F, Ref. RB	5.00%	11/15/2021	400	411,228
Nassau (County of), NY, Series 2016 A, Ref. GO Bonds	5.00%	01/01/2021	200	203,048
New York & New Jersey (States of) Port Authority, Series 2013 179, RB	5.00%	12/01/2021	470	497,415
New York (City of), NY, Series 2011 AA, Ref. RB(a)(b)	5.00%	06/15/2021	195	202,379
New York (City of), NY, Series 2011 HH, RB	5.00%	06/15/2026	200	207,602
New York (City of), NY, Series 2016 E, Ref. GO Bonds	5.00%	08/01/2021	200	208,686
New York (City of), NY Transitional Finance Authority, Series 2002 B, RB	5.00%	02/01/2025	300	305,967
New York (City of), NY Transitional Finance Authority, Series 2011 A, RB	5.00%	07/15/2025	75	78,085
New York (City of), NY Transitional Finance Authority, Series 2011 A, RB	5.00%	11/01/2026	25	26,373
New York (City of), NY Transitional Finance Authority, Series 2011 D, RB	5.00%	02/01/2031	500	509,270
New York (City of), NY Transitional Finance Authority, Series 2018 C-1, RB	5.00%	05/01/2021	500	515,710
New York (City of), NY Water & Sewer System, Series 2012 FF, RB(a)	5.00%	06/15/2021	415	430,704
New York (State of) Dormitory Authority, Series 2012, RB	5.00%	05/15/2021	150	155,118
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2021	200	205,164
New York (State of) Power Authority, Series 2011 A, RB	5.00%	11/15/2038	10	10,546
New York (State of) Thruway Authority, Series 2012 A, Ref. RB	5.00%	03/15/2028	200	209,352
New York Liberty Development Corp. (4 World Trade Center), Series 2011, Ref. RB	5.00%	11/15/2031	55	57,643
New York State Environmental Facilities Corp., Series 2017, Ref. RB	5.00%	06/15/2021	500	519,165
New York State Urban Development Corp., Series 2011 A, RB	5.00%	03/15/2023	200	205,186
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB	5.00%	10/15/2021	400	421,784
Triborough Bridge & Tunnel Authority, Series 2012 B, Ref. RB	5.00%	11/15/2021	200	210,828

				5,622,224

Ohio-2.09%
Columbus (City of), OH, Series 2012 1, Ref. GO Bonds	5.00%	07/01/2021	300	312,099
Lucas (County of), OH (ProMedica Healthcare System), Series 2011 A, RB(a)(b)	6.50%	11/15/2021	200	214,952

				527,051

Oregon-1.26%
Oregon (State of) Department of Transportation, Series 2017 C, Ref. RB	5.00%	11/15/2021	300	317,514

Pennsylvania-3.17%
Allegheny (County of), PA Port Authority, Series 2011, Ref. RB	5.75%	03/01/2029	165	169,264
Pennsylvania (Commonwealth of), Series 2012, Ref. GO Bonds	5.00%	07/01/2021	300	311,841
Philadelphia (City of), PA, Series 2013 A, RB	5.00%	01/01/2021	315	319,737

				800,842

South Carolina-1.63%
Columbia (City of), SC, Series 2011 A, Ref. RB(a)(b)	5.00%	02/01/2021	200	204,020
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2011 C, Ref. RB	5.00%	12/01/2036	200	208,830

				412,850

Tennessee-0.06%
Knoxville (City of), TN, Series 2012 B, RB	3.00%	04/01/2047	5	5,022
Memphis (City of), TN, Series 2012 A, Ref. GO Bonds	5.00%	04/01/2021	10	10,282

				15,304

Texas-6.10%
Austin (City of), TX, Series 2017, Ref. RB.	5.00%	11/15/2021	375	396,892
Dallas-Fort Worth (Cities of), TX International Airport, Series 2011 D, RB	5.00%	11/01/2021	75	75,599
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020, Ref. RB	5.00%	11/01/2021	300	316,476
Harris (County of), TX Flood Control District, Series 2008 A, Ref. RB	5.25%	10/01/2021	200	210,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

190

Invesco BulletShares 2021 Municipal Bond ETF (BSML)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Houston (City of), TX, Series 2017 A, Ref. GO Bonds	5.00%	03/01/2021	$400	$409,456
North Texas Tollway Authority, Series 2011, Ref. RB	5.00%	01/01/2038	15	15,184
Odessa Junior College District, Series 2011, GO Bonds(a)(b)	5.38%	08/15/2021	50	52,476
Texas (State of) Transportation Commission State Highway Fund, Series 2016 A, RB	5.00%	10/01/2021	60	63,148

				1,540,217

Utah-1.24%
Utah (State of), Series 2018, GO Bonds	5.00%	07/01/2021	300	312,072

Virginia-2.26%
Loudoun (County of), VA Economic Development Authority (Sycolin Road), Series 2011 A, RB	5.00%	06/01/2031	255	263,879
Virginia (State of) College Building Authority, Series 2016 A, RB	5.00%	02/01/2021	300	306,030

				569,909

Washington-2.89%
Washington (State of), Series 2011 A, GO Bonds(a)(b)	5.00%	08/01/2021	100	104,409
Washington (State of), Series 2011 C, GO Bonds(a)	5.00%	06/01/2025	75	77,571
Washington (State of), Series 2011 C, GO Bonds(a)	5.25%	06/01/2026	200	207,228
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives), Series 2011 A, RB(a)(b)	5.00%	02/01/2021	335	341,522

				730,730

Wisconsin-2.09%
Wisconsin (State of), Series 2012 A, GO Bonds(a)(b)	4.00%	05/01/2021	10	10,256
Wisconsin (State of), Series 2012 B, GO Bonds(a)	3.00%	05/01/2026	300	305,550
Wisconsin (State of), Series 2016 1, Ref. GO Bonds	5.00%	11/01/2021	200	211,300

				527,106

TOTAL INVESTMENTS IN SECURITIES(d)-98.24% (Cost $24,717,587)				24,810,032
OTHER ASSETS LESS LIABILITIES-1.76%				443,771

NET ASSETS-100.00%				$25,253,803

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$653,031	$(653,031)	$-	$-	$-	$47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

191

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.73%
Arizona-0.58%
Salt River Project Agricultural Improvement & Power District, Series 2012 A, Ref. RB	5.00%	12/01/2030	$35	$37,814
Salt River Project Agricultural Improvement & Power District, Series 2012 A, Ref. RB	5.00%	12/01/2031	115	124,224

				162,038

Arkansas-0.18%
Arkansas (State of) (Four-Lane Highway Construction), Series 2013, GO Bonds	3.25%	06/15/2022	50	51,197

California-16.33%
Bay Area Toll Authority, Series 2012 F-1, RB(a)(b)	5.00%	04/01/2022	75	80,690
California (State of), Series 2011, Ref. GO Bonds	5.25%	09/01/2022	530	583,885
California (State of), Series 2012, GO Bonds	5.00%	04/01/2042	100	106,768
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2022	100	110,457
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2022	500	553,905
California (State of) Public Works Board, Series 2012 A, RB	5.00%	04/01/2027	50	53,639
California (State of) Public Works Board, Series 2012 G, Ref. RB	5.00%	11/01/2030	135	147,974
California (State of) Public Works Board (Department of Corrections & Rehabilitation), Series 2012, Ref. RB	5.00%	06/01/2027	100	108,021
California (State of) Statewide Communities Development Authority (Episcopal Communities and Services), Series 2012, Ref. RB	5.00%	05/15/2047	100	104,580
Coachella Valley Unified School District (2005 Election), Series 2012 D, GO Bonds(a)(b)	5.00%	08/01/2022	245	267,699
Los Angeles (City of), CA, Series 2012 B, Ref. RB	5.00%	06/01/2031	145	156,790
Los Angeles (City of), CA, Series 2012 C, Ref. RB	5.00%	06/01/2025	135	146,298
Los Angeles (City of), CA Department of Water & Power, Series 2013 A, RB	5.00%	07/01/2022	100	108,940
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 B, Ref. RB	5.00%	07/01/2022	30	32,682
Metropolitan Water District of Southern California, Series 2012 G, Ref. RB	5.00%	07/01/2028	40	43,476
Metropolitan Water District of Southern California, Series 2017 B, Ref. RB	5.00%	08/01/2022	135	146,887
Mount Diablo Unified School District (2010 Election), Series 2012 E, GO Bonds.	5.00%	06/01/2037	300	322,980
San Diego (County of), CA Regional Transportation Commission, Series 2012 A, RB(a)(b)	5.00%	04/01/2022	100	107,670
San Diego Unified School District, Series 2020 D-2, GO Bonds	5.00%	07/01/2022	150	163,264
San Francisco (City of), CA Public Utilities Commission, Series 2012, RB(a)(b)	5.00%	05/01/2022	1,000	1,080,740
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 B, Ref. RB	5.00%	08/01/2022	100	108,761
University of California, Series 2012 G, RB	5.00%	05/15/2037	10	10,748

				4,546,854

Colorado-0.50%
Colorado (State of), Series 2020 A, COP	5.00%	12/15/2022	100	110,842
Regional Transportation District (Fastracks), Series 2012 A, RB	5.00%	11/01/2031	25	27,204

				138,046

Connecticut-1.37%
Connecticut (State of) Health & Educational Facilities Authority (Yale University), Series 2017 A-1, Ref. RB(b)	5.00%	07/01/2022	200	217,520
South Central Connecticut Regional Water Authority, Series 2012, Ref. RB(a)(b)	5.00%	08/01/2022	150	163,626

				381,146

District of Columbia-0.67%
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2014 A, Ref. RB	5.00%	10/01/2053	180	186,840

Florida-8.39%
Citizens Property Insurance Corp., Series 2015 A-1, RB.	5.00%	06/01/2022	100	105,678
Florida (State of) (Capital Outlay), Series 2012 C, Ref. GO Bonds	4.00%	06/01/2026	700	745,206
Florida (State of) Municipal Power Agency (St. Lucie), Series 2012 A, RB	5.00%	10/01/2026	175	190,547
Miami-Dade (County of), FL, Series 2012 B, Ref. RB, (INS - AGM)(c)	5.00%	10/01/2035	100	108,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

192

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Miami-Dade (County of), FL Expressway Authority, Series 2013 A, RB	5.00%	07/01/2029	$1,000	$1,075,970
Volusia County School Board, Series 2019, COP	5.00%	08/01/2022	100	108,801

				2,334,949

Georgia-0.41%
Albany-Dougherty (County of), GA Hospital Authority, Series 2012, RB.	4.00%	12/01/2042	25	25,966
Georgia (State of), Series 2012 A, GO Bonds	5.00%	07/01/2024	80	87,091

				113,057

Guam-2.07%
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB, (INS - AGM)(c)	5.00%	10/01/2027	535	576,190

Illinois-0.78%
Illinois (State of), Series 2013, RB	5.00%	06/15/2022	100	106,246
Illinois (State of), Series 2016 C, Ref. RB	5.00%	06/15/2022	105	111,558

				217,804

Indiana-0.78%
Indianapolis (City of), IN Department of Public Utilities, Series 2020 A, Ref. RB	5.00%	08/15/2022	200	218,742

Maryland-2.31%
Maryland (State of), Series 2014 B, GO Bonds(a)(b)	5.00%	08/01/2022	100	109,185
Maryland (State of) Department of Transportation, Series 2018, RB	5.00%	10/01/2022	315	346,623
Montgomery (County of), MD, Series 2014 A, GO Bonds	5.00%	11/01/2022	90	99,411
Montgomery (County of), MD, Series 2016 A, GO Bonds	5.00%	12/01/2022	80	88,682

				643,901

Massachusetts-2.97%
Massachusetts (Commonwealth of), Series 2013 A, RB(a)(b)	5.00%	06/15/2022	25	27,148
Massachusetts (Commonwealth of), Series 2014 C, GO Bonds	5.00%	07/01/2022	100	108,882
Massachusetts (Commonwealth of), Series 2014 C, GO Bonds(a)(b)	5.00%	07/01/2022	20	21,761
Massachusetts (State of) Bay Transportation Authority, Series 2020, RB	5.00%	07/01/2022	500	543,925
Massachusetts (State of) School Building Authority, Series 2012 A, Ref. RB(a)(b)	5.00%	08/15/2022	5	5,458
Massachusetts (State of) School Building Authority, Series 2012 A, Ref. RB(a)(b)	5.00%	08/15/2022	70	76,560
Massachusetts Clean Water Trust (The), Series 2014, Ref. RB	5.00%	08/01/2022	40	43,698

				827,432

Michigan-0.39%
Michigan (State of) Finance Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/01/2022	100	108,221

Nevada-5.11%
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2022	325	350,668
Las Vegas Valley Water District, Series 2012 B, GO Bonds	5.00%	06/01/2037	1,000	1,071,650

				1,422,318

New Jersey-2.11%
New Jersey (State of) Economic Development Authority, Series 2015 XX, Ref. RB	5.00%	06/15/2022	220	235,576
New Jersey (State of) Transportation Trust Fund Authority, Series 2006 A, RB	5.25%	12/15/2022	30	32,809
New Jersey (State of) Turnpike Authority, Series 2013 A, RB(a)(b)	5.00%	07/01/2022	195	212,170
North Hudson Sewerage Authority, Series 2012 A, COP(a)(b)	5.00%	06/01/2022	100	108,404

				588,959

New York-20.37%
Long Island (City of), NY Power Authority, Series 2012 A, RB(a)(b)	5.00%	09/01/2022	135	147,995
Long Island (City of), NY Power Authority, Series 2012 A, RB	5.00%	09/01/2037	265	284,695
Metropolitan Transportation Authority, Series 2012 D, Ref. RB	5.00%	11/15/2025	200	208,820
Metropolitan Transportation Authority, Series 2015 A-1, RB	5.00%	11/15/2022	100	104,817
Nassau (County of), NY, Series 2016 A, Ref. GO Bonds	5.00%	01/01/2022	90	95,513
New York & New Jersey (States of) Port Authority, Series 2012, RB	4.00%	12/01/2026	500	537,935
New York (City of), NY, Series 2012 A-1, GO Bonds	5.00%	10/01/2025	100	109,664
New York (City of), NY, Series 2012 F, Ref. GO Bonds	5.00%	08/01/2027	100	106,501
New York (City of), NY, Series 2015 A, Ref. GO Bonds	5.00%	08/01/2022	100	109,063
New York (City of), NY Transitional Finance Authority, Series 2011 D, RB	5.25%	02/01/2022	100	102,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

193

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Transitional Finance Authority, Series 2012 C-1, RB	5.00%	11/01/2025	$100	$110,090
New York (State of) Dormitory Authority, Series 2005 A, RB, (INS - AMBAC)(c)	5.50%	05/15/2022	600	653,490
New York (State of) Dormitory Authority, Series 2012 D, RB	5.00%	02/15/2027	100	106,497
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2022	100	107,358
New York (State of) Dormitory Authority, Series 2020 A, RB, (INS - AGM)(c)	5.00%	10/01/2022	1,000	1,100,610
New York (State of) Thruway Authority, Series 2012 I, RB(a)(b)	5.00%	01/01/2022	800	851,440
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB	5.00%	10/15/2022	600	661,746
Triborough Bridge & Tunnel Authority, Series 2013 A, Ref. RB	5.00%	11/15/2022	250	274,272

				5,672,564

North Carolina-0.76%
North Carolina (State of) (Garvee), Series 2017, Ref. RB	5.00%	03/01/2022	100	107,047
North Carolina Medical Care Commission (Novant Health), Series 2013, Ref. RB	4.00%	11/01/2046	100	103,586

				210,633

Ohio-4.72%
Allen (County of), OH (Catholic Health Partners), Series 2012 A, Ref. RB	5.00%	05/01/2033	100	106,568
Hamilton (County of), OH (Christ Hospital), Series 2012, RB(a)(b)	5.00%	06/01/2022	1,000	1,083,120
Ohio (State of), Series 2015 B, GO Bonds(a)(b)	5.00%	06/15/2022	65	70,584
Ohio (State of) Higher Educational Facility Commission (Cleveland Clinic Health), Series 2012 A, RB	5.00%	01/01/2027	50	52,970

				1,313,242

Oklahoma-0.36%
Oklahoma (State of) Turnpike Authority, Series 2017 C, RB	5.00%	01/01/2030	95	100,722

Pennsylvania-7.75%
Pennsylvania (Commonwealth of) , Series 2016, Ref. GO Bonds	5.00%	01/15/2022	90	95,788
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University), Series 2012, RB	5.00%	05/01/2037	400	409,776
Pennsylvania (State of) Turnpike Commission, Series 2012 B, RB(a)(b)	5.00%	12/01/2022	105	116,295
Philadelphia (City of), PA, Series 2012, Ref. RB(a)(b)	5.00%	11/01/2022	400	440,976
Pittsburgh (City of), PA, Series 2012 B, GO Bonds(a)(b)	5.00%	09/01/2022	1,000	1,094,780

				2,157,615

Tennessee-2.34%
Nashville & Davidson (County of), TN, Series 2017, GO Bonds.	5.00%	07/01/2022	400	435,448
Wilson (County of), TN, Series 2012, Ref. GO Bonds.	5.00%	04/01/2022	200	215,308

				650,756

Texas-5.94%
Dallas (City of), TX, Series 2017, Ref. GO Bonds	5.00%	02/15/2022	100	106,960
Dallas Independent School District, Series 2012, Ref. GO Bonds, (CEP -Texas Permanent School Fund)	4.00%	08/15/2024	500	536,180
Houston (City of), TX, Series 2012 D, Ref. RB(a)(b)	4.00%	11/15/2022	170	183,799
Houston (City of), TX, Series 2012 D, Ref. RB	4.00%	11/15/2037	130	138,772
North Central Texas Health Facility Development Corp. (Childrens Medical Center Dallas), Series 2012, RB(a)(b)	5.00%	08/15/2022	100	109,165
North Texas Tollway Authority, Series 2012 B, Ref. RB	5.00%	01/01/2042	100	104,722
San Antonio (City of), TX, Series 2016, Ref. GO Bonds	5.00%	02/01/2022	100	106,774
Texas (State of), Series 2011, Ref. GO Bonds	5.00%	10/01/2022	100	105,233
University of Texas Pernanent Fund (Permanent University Fund Boards), Series 2007 B, Ref. RB	5.25%	07/01/2022	240	262,275

				1,653,880

Virginia-6.46%
Fairfax (County of), VA Economic Development Authority (Public Uses Complex), Series 2014, Ref. RB	5.00%	05/15/2022	200	216,490
Fairfax (County of), VA Industrial Development Authority (Inova Health System), Series 2012, RB	5.00%	05/15/2040	100	106,240
Hampton Roads Transportation Accountability Commission, Series 2019 A, RB	5.00%	07/01/2022	500	543,060
University of Virginia, Series 2013, RB(a)(b)	5.00%	12/01/2022	500	553,785
Virginia (State of) College Building Authority, Series 2015 D, RB	5.00%	02/01/2022	355	379,307

				1,798,882

Washington-5.08%
Seattle (Port of), WA, Series 2012 A, Ref. RB	5.00%	08/01/2031	1,000	1,078,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

194

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-(continued)
Washington (State of), Series 2012, Ref. GO Bonds	3.00%	07/01/2028	$40	$41,635
Washington (State of) (Senior 520 Corridor Program), Series 2012 F, RB.	5.00%	09/01/2022	150	163,870
Washington (State of) Health Care Facilities Authority (Providence Health & Services), Series 2012 A, RB	4.00%	10/01/2034	125	130,398

				1,414,093

TOTAL INVESTMENTS IN SECURITIES(d)-98.73% (Cost $27,359,303)				27,490,081
OTHER ASSETS LESS LIABILITIES-1.27%				354,397

NET ASSETS-100.00%				$27,844,478

Investment Abbreviations:
AGM AMBAC CEP COP GO INS RB Ref.	-Assured Guaranty Municipal Corp. -American Municipal Bond Assurance Corp. -Credit Enhancement Provider -Certificates of Participation -General Obligation -Insurer -Revenue Bonds -Refunding

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp	6.50%

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$3,091,263	$(3,091,263)	$-	$-	$-	$225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

195

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.71%
Arizona-1.60%
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2016, Ref. RB	5.00%	01/01/2023	$120	$132,133
Maricopa (County of), AZ Special Health Care District, Series 2018 C, GO Bonds	5.00%	07/01/2023	100	112,666

				244,799

California-19.37%
Alameda (County of), CA Joint Powers Authority, Series 2013 A, RB	5.25%	12/01/2025	65	75,744
Anaheim (City of), CA Housing & Public Improvements Authority, Series 2017 B, Ref. RB	5.00%	10/01/2027	95	106,154
California (State of), Series 2013, Ref. GO Bonds	5.00%	09/01/2031	100	113,198
California (State of), Series 2013, Ref. GO Bonds	5.00%	02/01/2032	100	110,693
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2025	100	115,065
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2023	100	113,998
California (State of), Series 2018, Ref. GO Bonds	5.00%	10/01/2029	100	111,439
California (State of) Department of Water Resources, Series 2020 BB, Ref. RB	5.00%	12/01/2023	500	577,615
California (State of) Public Works Board (University of California - Davidson Library), Series 2013 C, RB(a)(b)	5.00%	03/01/2023	100	111,924
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015 A, Ref. RB	5.00%	11/01/2041	50	55,618
Desert Community College District (Riverside & Imperial), Series 2018, GO Bonds(a)(b)	5.00%	08/01/2023	100	114,033
Los Angeles (City of), CA Department of Water & Power, Series 2013 B, RB	5.00%	07/01/2029	540	610,848
Los Angeles Unified School District, Series 2014 B, Ref. GO Bonds	5.00%	07/01/2023	100	113,485
Los Angeles Unified School District, Series 2020 RYQ, GO Bonds	5.00%	07/01/2023	185	209,947
San Diego (County of), CA Water Authority, Series 2015 A, Ref. RB	5.00%	05/01/2023	100	112,880
San Jose (City of), CA Financing Authority, Series 2013 A, Ref. RB	5.00%	06/01/2033	100	110,281
University of California (Limited), Series 2015 I, Ref. RB	5.00%	05/15/2023	175	197,657

				2,960,579

Connecticut-0.92%
Connecticut (State of), Series 2012 A, RB	5.00%	01/01/2027	25	27,565
Connecticut (State of), Series 2013 A, GO Bonds	5.00%	10/15/2027	100	112,867

				140,432

District of Columbia-0.59%
District of Columbia, Series 2013 A, GO Bonds	5.00%	06/01/2027	80	90,124

Florida-5.92%
Florida (State of), Series 2019 A, Ref. GO Bonds	5.00%	07/01/2023	195	221,116
JEA Water & Sewer System, Series 2017 A, Ref. RB	5.00%	10/01/2023	500	572,230
School Board of Miami-Dade County (The), Series 2013 A, COP	5.00%	05/01/2032	100	111,544

				904,890

Georgia-0.29%
Forsyth County School District, Series 2013, Ref. GO Bonds	5.00%	02/01/2023	20	22,328
Gwinnett County School District, Series 2010, Ref. GO Bonds	5.00%	02/01/2023	20	22,329

				44,657

Hawaii-3.00%
Hawaii (State of), Series 2016, Ref. GO Bonds	5.00%	10/01/2023	400	458,048

Illinois-4.06%
Illinois (State of), Series 2013, GO Bonds	5.25%	07/01/2028	250	267,618
Illinois (State of), Series 2013, GO Bonds	5.25%	07/01/2029	100	106,800
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2023	100	107,335
Illinois (State of) Finance Authority (State Clean Water), Series 2017, RB	5.00%	07/01/2023	10	11,339
McLean & Woodford Counties Community Unit School District No. 5, Series 2017 A, Ref. GO Bonds	4.00%	12/01/2023	55	60,945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

196

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Metropolitan Water Reclamation District of Greater Chicago, Series 2016 A, Ref. GO Bonds	5.00%	12/01/2023	$15	$17,124
Springfield (City of), IL Electric Revenue, Series 2015, Ref. RB	5.00%	03/01/2023	45	49,938

				621,099

Indiana-4.12%
Indiana (State of) Finance Authority, Series 2019, Ref. RB	5.00%	12/01/2023	150	171,235
Lake Central Multi-District School Building Corp., Series 2012 B, RB	5.00%	01/15/2030	35	38,478
St. Joseph (County of), IN Hospital Authority (Beacon Health System Obligated Group), Series 2013 C, Ref. RB	4.00%	08/15/2044	400	419,548

				629,261

Iowa-0.22%
Iowa (State of), Series 2016 A, Ref. RB	5.00%	06/01/2023	30	33,920

Maryland-4.74%
Maryland (State of), Series 2015 B, Ref. GO Bonds.	4.00%	08/01/2023	500	555,465
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	05/01/2023	150	169,147

				724,612

Massachusetts-3.66%
Massachusetts (Commonwealth of), Series 2015 A, GO Bonds	5.00%	05/01/2023	300	338,211
Massachusetts (Commonwealth of), Series 2018 C, GO Bonds	5.00%	05/01/2032	100	112,138
Massachusetts (State of) School Building Authority, Series 2012 A, Ref. RB	5.00%	08/15/2023	100	109,306

				559,655

Michigan-0.74%
Michigan (State of) Building Authority (Facilities Program), Series 2015 I, Ref. RB	5.00%	04/15/2023	100	112,528

Minnesota-0.07%
Minneapolis-St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 B, Ref. RB	5.00%	01/01/2023	10	10,970

Nevada-0.37%
Clark County School District, Series 2016 A, Ref. GO Bonds	5.00%	06/15/2023	50	55,881

New Jersey-4.42%
New Jersey (State of), Series 2013, GO Bonds	4.00%	06/01/2028	265	286,494
New Jersey (State of) Economic Development Authority, Series 2013 NN, Ref. RB	5.00%	03/01/2023	100	109,169
New Jersey (State of) Transportation Trust Fund Authority, Series 2006 A, RB	5.50%	12/15/2023	150	170,282
Rutgers The State University of New Jersey, Series 2018 N, RB.	4.00%	05/01/2023	100	109,073

				675,018

New York-19.64%
Battery Park (City of), NY Authority, Series 2013 A, RB	5.00%	11/01/2025	400	460,676
Metropolitan Transportation Authority, Series 2012 A, Ref. RB	5.00%	11/15/2023	200	217,140
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2023	100	106,497
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2023	50	56,140
New York (City of), NY, Series 2012 I, GO Bonds	5.00%	08/01/2023	100	108,940
New York (City of), NY, Series 2016 C, Ref. GO Bonds	5.00%	08/01/2023	445	503,393
New York (City of), NY, Series 2017 A, Ref. GO Bonds	4.00%	08/01/2023	70	77,162
New York (City of), NY, Series 2019 BB-2, RB	5.00%	06/15/2025	100	115,847
New York (City of), NY Transitional Finance Authority, Series 2012 E-1, RB	5.00%	02/01/2023	200	213,474
New York (City of), NY Transitional Finance Authority, Series 2013 F-1, RB	5.00%	02/01/2026	200	221,898
New York (State of) Dormitory Authority, Series 2012 D, RB	5.00%	02/15/2023	100	107,012
New York (State of) Dormitory Authority, Series 2012, RB	5.00%	05/15/2023	100	107,126
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2023	200	223,796
New York State Urban Development Corp., Series 2013 E, RB	5.00%	03/15/2031	200	222,012
Sales Tax Asset Receivable Corp., Series 2014 A, Ref. RB	4.00%	10/15/2023	125	140,147
Utility Debt Securitization Authority, Series 2013 TE, RB	5.00%	12/15/2027	105	120,853

				3,002,113

North Carolina-0.74%
North Carolina (State of), Series 2016 A, Ref. GO Bonds	5.00%	06/01/2023	100	113,215

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

197

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-0.15%
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2016, RB	5.00%	12/01/2023	$20	$23,112

Oregon-0.19%
Oregon (State of) Department of Transportation, Series 2013 A, RB(a)(b)	5.00%	11/15/2023	25	28,812

Pennsylvania-3.77%
Pennsylvania (Commonwealth of), First Series 2013, GO Bonds(a)(b)	5.00%	04/01/2023	125	140,435
Pennsylvania (Commonwealth of), Series 2013, GO Bonds(a)(b)	5.00%	04/01/2023	50	56,174
Pennsylvania (Commonwealth of), Series 2015, GO Bonds	5.00%	03/15/2023	100	111,757
Pennsylvania (Commonwealth of), Series 2016, Ref. GO Bonds	5.00%	09/15/2023	235	268,048

				576,414

South Carolina-0.32%
South Carolina (State of) Public Service Authority, Series 2013 E, RB	5.00%	12/01/2048	15	16,459
South Carolina (State of) Public Service Authority (Santee Cooper), Series 2013 B, Ref. RB	5.13%	12/01/2043	30	33,124

				49,583

Tennessee-0.19%
Memphis (City of), TN, Series 2014 A, Ref. GO Bonds	5.00%	11/01/2023	25	28,767

Texas-9.19%
Bexar (County of), TX, Series 2013 A, COP(a)(b)	4.00%	06/15/2023	25	27,631
Bexar (County of), TX, Series 2013 B, GO Bonds(a)(b)	5.00%	06/15/2023	400	453,196
Dallas (City of), TX, Series 2015 A, Ref. RB	5.00%	10/01/2023	125	143,265
Dallas-Fort Worth (Cities of), TX International Airport, Series 2013 F, Ref. RB	5.25%	11/01/2033	270	303,048
Hidalgo (County of), TX Regional Mobility Authority, Series 2013, Ref. RB	5.00%	12/01/2043	75	82,292
Houston (City of), TX, Series 2017 A, Ref. GO Bonds	5.00%	03/01/2023	150	167,614
University of Texas System (The), Series 2016 D, RB	5.00%	08/15/2023	200	228,232

				1,405,278

Virginia-2.90%
Virginia (State of) College Building Authority, Series 2012 A, Ref. RB(a)(b)	5.00%	09/01/2022	5	5,463
Virginia (State of) College Building Authority, Series 2012 A, Ref. RB	5.00%	09/01/2023	95	104,080
Virginia Public School Authority, Series 2012, Ref. RB	5.00%	08/01/2023	160	174,725
Virginia Public School Authority, Series 2015, Ref. RB	5.00%	08/01/2023	140	159,597

				443,865

Washington-4.61%
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2023	300	340,362
Washington (State of), Series 2012 R, Ref. GO Bonds	5.00%	07/01/2023	125	135,981
Washington (State of) (Senior 520 Corridor Program), Series 2013 C, RB	5.00%	09/01/2023	200	227,486

				703,829

West Virginia-0.19%
West Virginia (State of) Commissioner of Highways (Surface Transportation), Series 2017 A, RB	5.00%	09/01/2023	25	28,500

Wisconsin-2.73%
Milwaukee (City of), WI, Series 2018 N1, GO Bonds	5.00%	02/01/2023	375	417,788

TOTAL INVESTMENTS IN SECURITIES-98.71% (Cost $14,909,264)				15,087,749
OTHER ASSETS LESS LIABILITIES-1.29%				196,573

NET ASSETS-100.00%				$15,284,322

Investment Abbreviations:

COP	-Certificates of Participation

GO	-General Obligation

RB	-Revenue Bonds

Ref.	-Refunding

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

198

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$272,947	$(272,947)	$-	$-	$-	$20

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

199

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.44%
Alabama-0.27%
Alabama (State of) Public School & College Authority, Series 2014 B, Ref. RB	5.00%	01/01/2027	$30	$34,950

Arizona-1.54%
Arizona (State of) Department of Transportation State Highway Fund Revenue, Series 2015, Ref. RB	5.00%	07/01/2032	170	196,746

California-17.33%
Anaheim (City of), CA Public Financing Authority, Series 2014 A, Ref. RB	5.00%	05/01/2046	100	109,755
California (State of), Series 2014 AS, RB	5.00%	12/01/2026	100	120,036
California (State of), Series 2014, GO Bonds	5.00%	10/01/2024	100	119,402
California (State of), Series 2014, GO Bonds	5.00%	12/01/2024	200	230,694
California (State of), Series 2014, Ref. GO Bonds	5.00%	12/01/2024	100	115,347
California (State of), Series 2015, Ref. GO Bonds	5.00%	03/01/2024	100	116,723
California (State of), Series 2019, GO Bonds	4.00%	10/01/2024	125	144,177
California (State of) Public Works Board, Series 2017 B, Ref. RB	5.00%	10/01/2024	75	89,316
California State University, Series 2014 A, Ref. RB	5.00%	11/01/2029	200	237,426
Los Angeles (City of), CA Department of Water & Power, Series 2015 E, RB	5.00%	07/01/2044	200	230,076
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2039	200	232,330
Los Angeles Unified School District, Series 2017 A, Ref. GO Bonds	5.00%	07/01/2024	200	236,032
Southern California Public Power Authority (Apex Power), Series 2014 A, RB	5.00%	07/01/2037	200	230,974

				2,212,288

Colorado-0.09%
Denver (City & County of), CO Airport System Revenue, Series 2016 A, Ref. RB	5.00%	11/15/2024	10	11,777

Connecticut-3.42%
Connecticut (State of), Series 2014 A, GO Bonds	5.00%	03/01/2027	100	114,577
Connecticut (State of), Series 2014 A, RB	5.00%	09/01/2026	75	87,838
Connecticut (State of) Health & Educational Facilities Authority (Yale University), Series 2014 E, RB	5.00%	07/01/2024	200	233,610

				436,025

Florida-3.96%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics), Series 2014, RB	4.00%	12/01/2044	145	155,005
Miami Beach (City of), FL Redevelopment Agency (City Center), Series 2015, Ref. RB, (INS - AGM)(a)	5.00%	02/01/2040	100	114,310
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	5.00%	07/01/2028	90	106,025
Miami-Dade (County of), FL, Series 2015 B, Ref. GO Bonds	5.00%	07/01/2029	110	129,403

				504,743

Georgia-2.28%
Atlanta (City of), GA, Series 2015, GO Bonds	5.00%	12/01/2031	50	59,318
Atlanta (City of), GA Department of Aviation, Series 2014 A, Ref. RB	5.00%	01/01/2030	100	113,231
Georgia (State of), Series 2019 A, GO Bonds	5.00%	07/01/2024	100	118,310

				290,859

Illinois-5.59%
Chicago (City of), IL, Series 2014 A, Ref. GO Bonds	5.00%	01/01/2034	100	106,065
Chicago (City of), IL Midway International Airport, Series 2014 B, Ref. RB	5.00%	01/01/2027	150	169,161
Illinois (State of), Series 2013, RB	5.00%	06/15/2024	95	104,060
Illinois (State of), Series 2014, GO Bonds	5.25%	02/01/2029	210	226,244
Illinois (State of), Series 2014, GO Bonds	5.25%	02/01/2030	100	107,635

				713,165

Kentucky-1.38%
Louisville (City of) & Jefferson (County of), KY Metropolitan Government, Series 2017 B, Ref. RB	5.00%	05/15/2024	150	176,150

Louisiana-0.88%
New Orleans (City of), LA, Series 2014, Ref. RB	5.00%	06/01/2044	100	112,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

200

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-3.24%
Maryland (State of), Series 2016, GO Bonds	4.00%	06/01/2027	$100	$113,378
Maryland (State of), Series 2017 B, Ref. GO Bonds	5.00%	08/01/2024	40	47,461
Maryland (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	25	29,663
Maryland (State of) Department of Transportation, Series 2016, RB	4.00%	11/01/2029	100	113,246
Maryland (State of) Health & Higher Educational Facilities Authority (Loyola University), Series 2014, Ref. RB	5.00%	10/01/2045	100	109,105

				412,853

Massachusetts-1.64%
Massachusetts (Commonwealth of), Series 2017 E, Ref. GO Bonds	5.00%	11/01/2024	175	209,351

Michigan-2.06%
Michigan (State of) Building Authority, Series 2015 I, Ref. RB	5.00%	04/15/2024	225	262,748

Minnesota-1.79%
Minneapolis-St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2014 A, Ref. RB	5.00%	01/01/2029	100	112,879
Western Minnesota Municipal Power Agency, Series 2014 A, RB(b)(c)	5.00%	01/01/2024	100	115,636

				228,515

Missouri-0.18%
Jackson (County of), MO (Truman Sports Complex), Series 2014, Ref. RB	5.00%	12/01/2024	20	23,116

Nevada-1.08%
Clark (County of), NV Department of Aviation, Series 2014 A-2, Ref. RB	5.00%	07/01/2029	100	114,672
Clark County School District, Series 2016 A, Ref. GO Bonds	5.00%	06/15/2024	20	23,120

				137,792

New Jersey-5.32%
New Jersey (State of), Series 2014, GO Bonds	5.00%	06/01/2024	100	115,126
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2026	100	111,745
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2038	100	108,421
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2027	100	115,364
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2030	100	114,510
New Jersey (State of) Turnpike Authority, Series 2014 A, RB	5.00%	01/01/2031	100	114,186

				679,352

New York-16.90%
Metropolitan Transportation Authority, Series 2014 C, RB.	5.00%	11/15/2024	100	107,822
Metropolitan Transportation Authority, Series 2014 D-1, RB	5.25%	11/15/2044	100	106,319
Metropolitan Transportation Authority (Green Bonds), Series 2017 B-2, RB	5.00%	11/15/2024	15	17,374
New York & New Jersey (States of) Port Authority, Series 2014, RB	5.00%	09/01/2033	100	114,432
New York (City of), NY, Series 2019 BB-2, RB	5.00%	06/15/2026	200	238,706
New York (City of), NY Transitional Finance Authority, Series 2014 B-1, RB	5.00%	11/01/2029	100	115,668
New York (State of) Dormitory Authority, Series 2014 A, RB	5.00%	03/15/2033	100	114,840
New York (State of) Dormitory Authority, Series 2017 G, Ref. RB	5.00%	10/01/2024	200	234,086
New York (State of) Thruway Authority, Series 2014 J, RB	5.00%	01/01/2036	300	335,184
New York State Urban Development Corp., Series 2014, Ref. RB	5.00%	03/15/2031	200	230,286
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2024	275	319,803
Suffolk (County of), NY, Series 2017 A, Ref. GO Bonds, (INS - AGM)(a)	4.00%	02/01/2024	200	222,464

				2,156,984

North Carolina-0.39%
North (State of) Carolina Medical Care Commission (Presbyterian Homes), Series 2016 C, Ref. RB	5.00%	10/01/2031	45	50,058

Ohio-1.86%
Ohio (State of), Series 2017 A, GO Bonds	5.00%	03/15/2033	205	237,134

Oklahoma-0.59%
Oklahoma (State of) Capitol Improvement Authority, Series 2014 A, Ref. RB	5.00%	07/01/2026	55	63,918
Oklahoma (State of) Capitol Improvement Authority, Series 2014 A, Ref. RB	5.00%	07/01/2027	10	11,582

				75,500

Oregon-0.33%
Oregon (State of) Department of Transportation, Series 2015 A, Ref. RB	5.00%	11/15/2027	35	41,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

201

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-5.33%
Pennsylvania (Commonwealth of), Series 2015, Ref. GO Bonds	5.00%	08/15/2024	$200	$236,562
Pennsylvania (Commonwealth of), Series 2016, GO Bonds	5.00%	09/15/2024	175	207,662
Pennsylvania (Commonwealth of), Series 2016, Ref. GO Bonds	5.00%	09/15/2024	100	118,664
Philadelphia (City of), PA, Series 2019 A, Ref. GO Bonds	5.00%	08/01/2024	100	116,649

				679,537

South Carolina-0.91%
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2030	100	115,663

Texas-12.68%
Bexar (County of), TX, Series 2014, Ref. GO Bonds(b)(c)	5.00%	06/15/2024	85	100,240
Board of Regents of The University of Texas System, Series 2010 B, Ref. RB	5.00%	08/15/2024	10	11,892
Dallas (City of), TX, Series 2014, Ref. GO Bonds	5.00%	02/15/2024	100	115,915
Dallas Area Rapid Transit, Series 2014 A, Ref. RB	5.00%	12/01/2026	30	35,688
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 A, Ref. RB	5.00%	11/01/2024	500	592,430
Harris (County of), TX, Series 2016 A, Ref. RB	5.00%	08/15/2024	20	23,610
Houston (City of), TX, Series 2014 D, Ref. RB	5.00%	11/15/2028	55	65,303
Houston Independent School District, Series 2014, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2033	10	11,103
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2024	125	143,314
Permanent University Fund - University of Texas System, Series 2014 B, Ref. RB	5.00%	07/01/2024	15	17,671
Texas (State of), Series 2014 A, Ref. GO Bonds(b)(c)	5.00%	10/01/2024	100	119,227
Texas (State of), Series 2014, GO Bonds	5.00%	04/01/2026	20	23,290
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	04/15/2024	35	40,982
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2024	275	318,150

				1,618,815

Virginia-0.87%
Virginia (Commonwealth of), Series 2013 B, GO Bonds	4.00%	06/01/2024	100	110,415

Washington-5.65%
Energy Northwest, Series 2014 C, Ref. RB	5.00%	07/01/2027	150	175,644
Snohomish County School District No. 201 Snohomish, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2024	200	239,696
Washington (State of), Series 2014 D, GO Bonds	5.00%	02/01/2028	200	231,484
Washington (State of), Series 2014 R, Ref. GO Bonds	4.00%	07/01/2026	45	51,055
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2024	20	23,637

				721,516

Wisconsin-0.88%
Wisconsin (State of), Series 2018 A, GO Bonds	5.00%	05/01/2024	100	112,737

TOTAL INVESTMENTS IN SECURITIES(d)-98.44% (Cost $12,347,442)				12,562,939
OTHER ASSETS LESS LIABILITIES-1.56%				199,454

NET ASSETS-100.00%				$12,762,393

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
CEP	-Credit Enhancement Provider
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

202

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$2,277,897	$(2,277,897)	$-	$-	$-	$223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

203

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.87%
Alaska-1.12%
Matanuska-Susitna (Borough of), AK, Series 2015, Ref. RB	5.00%	09/01/2032	$100	$115,523

Arizona-1.04%
Arizona State University, Series 2015 D, RB	5.00%	07/01/2041	25	29,152
City of Phoenix Civic Improvement Corp., Series 2017 D, Ref. RB	5.00%	07/01/2025	65	77,400

				106,552

California-15.32%
California (State of), Series 2015 C, Ref. GO Bonds	5.00%	08/01/2031	100	119,296
California (State of), Series 2015, Ref. GO Bonds	5.00%	03/01/2027	100	120,068
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2027	100	122,217
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2029	100	121,727
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2025	50	61,667
California (State of) Statewide Communities Development Authority (Beverly Community Hospital Association), Series 2015, RB	5.00%	02/01/2045	200	187,960
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2028	65	77,853
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2029	45	53,770
Los Angeles Unified School District, Series 2016 B, Ref. GO Bonds	5.00%	07/01/2025	40	48,923
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2025	100	122,794
Municipal Improvement Corp. of Los Angeles, Series 2016 B, Ref. RB	5.00%	11/01/2025	100	123,805
San Francisco (City & County of), CA (Moscone Convention Center Expansion), Series 2017, COP	3.00%	04/01/2031	65	70,476
San Francisco Bay Area Rapid Transit District, Series 2015 A, Ref. RB	5.00%	07/01/2025	100	121,825
San Francisco Bay Area Rapid Transit District, Series 2015 D, Ref. GO Bonds	5.00%	08/01/2029	65	79,761
San Jose (City of), CA Redevelopment Agency Successor Agency, Series 2017 B, Ref. RB	5.00%	08/01/2025	100	121,564
Ventura County Community College District, Series 2015, Ref. GO Bonds	3.13%	08/01/2031	20	21,823

				1,575,529

Connecticut-4.72%
Connecticut (State of), Series 2015 A, GO Bonds	5.00%	03/15/2027	200	237,434
Connecticut (State of), Series 2015 A, GO Bonds	5.00%	03/15/2028	210	248,317

				485,751

Delaware-2.35%
Delaware (State of), Series 2017 A, Ref. GO Bonds	5.00%	01/01/2025	200	241,270

Florida-3.56%
Florida (State of), Series 2016 A, Ref. RB	5.00%	07/01/2025	45	54,991
Jacksonville (City of), FL, Series 2015, Ref. RB	3.25%	10/01/2032	100	107,880
Palm Beach (County of), FL Solid Waste Authority, Series 2015, Ref. RB	5.00%	10/01/2028	100	120,201
School District of Broward County, Series 2015 B, Ref. COP	5.00%	07/01/2030	70	82,700

				365,772

Georgia-3.98%
Atlanta (City of), GA, Series 2015, Ref. RB	5.00%	11/01/2040	150	176,520
Gainesville & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2014 S, Ref. RB	5.25%	08/15/2049	100	116,047
Gainesville & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2014 S, Ref. RB	5.50%	08/15/2054	100	116,791

				409,358

Hawaii-1.78%
Honolulu (City & County of), HI, Series 2015 B, Ref. GO Bonds	5.00%	10/01/2027	150	183,027

Illinois-5.47%
Illinois (State of) Finance Authority (Ascension), Series 2016 C, Ref. RB	5.00%	02/15/2025	475	562,538

Kansas-0.23%
Sedgwick County Unified School District No. 259 Wichita, Series 2017 A, Ref. GO Bonds	4.00%	10/01/2025	20	23,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

204

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana-2.86%
East Baton Rouge (Parish of), LA Sewerage Commission, Series 2014 B, Ref. RB(a)(b)	5.00%	02/01/2025	$100	$120,544
Louisiana (State of), Series 2015 A, Ref. RB	5.00%	05/01/2041	150	173,910

				294,454

Maryland-1.09%
Maryland (State of) Health & Higher Educational Facilities Authority (Meritus Medical Center), Series 2015 A, Ref. RB	5.00%	07/01/2040	100	112,581

Massachusetts-2.57%
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	4.50%	07/01/2034	85	98,287
Massachusetts (Commonwealth of), Series 2016 B, Ref. GO Bonds	5.00%	07/01/2025	50	61,235
Massachusetts (Commonwealth of), Series 2016 E, GO Bonds	3.00%	04/01/2044	100	104,276

				263,798

Michigan-1.79%
Michigan (State of) Finance Authority (Beaumont Health Credit Group), Series 2016, RB	5.00%	11/01/2044	100	113,837
Michigan (State of) Finance Authority (Great Lakes Water), Series 2014 C-3, RB, (INS - AGM)(c)	5.00%	07/01/2025	60	69,736

				183,573

Missouri-0.10%
Health & Educational Facilities Authority of the State of Missouri (BJC Health System), Series 2015 A, RB	4.00%	01/01/2045	10	10,754

Nevada-1.36%
Nevada (State of), Series 2015 B, Ref. GO Bonds	5.00%	11/01/2025	115	139,497

New Jersey-3.02%
New Jersey (State of) Economic Development Authority, Series 2015 XX, Ref. RB	5.00%	06/15/2025	100	115,530
New Jersey (State of) Transportation Trust Fund Authority, Series 2014 AA, RB	5.00%	06/15/2025	100	112,219
New Jersey (State of) Turnpike Authority, Series 2014 C, Ref. RB	5.00%	01/01/2025	70	82,519

				310,268

New York-18.42%
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2027	75	89,025
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2030	70	82,494
New York (City of), NY, Series 2015 FF, Ref. RB	5.00%	06/15/2029	90	108,625
New York (City of), NY, Series 2019 E, Ref. GO Bonds	5.00%	08/01/2025	110	132,948
New York (City of), NY Transitional Finance Authority, Series 2015 A-1, RB	5.00%	08/01/2031	300	359,691
New York (City of), NY Transitional Finance Authority, Series 2015 B-1, RB	5.00%	11/01/2032	180	216,498
New York (City of), NY Transitional Finance Authority, Series 2017, RB	5.00%	11/01/2025	100	122,769
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2025	50	61,384
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2032	85	99,972
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	02/15/2025	105	126,258
New York (State of) Dormitory Authority, Series 2015 B, RB	5.00%	02/15/2027	40	47,740
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	10/01/2025	100	120,294
New York (State of) Thruway Authority, Series 2014 K, Ref. RB	5.00%	01/01/2025	110	129,673
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2033	95	105,781
Utility Debt Securitization Authority, Series 2015, Ref. RB	5.00%	12/15/2036	75	90,618

				1,893,770

North Carolina-3.58%
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2025	100	121,509
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2015 B, Ref. RB(a)(b)	5.00%	10/01/2025	200	247,018

				368,527

Ohio-1.41%
Bowling Green State University, Series 2016 A, RB	5.00%	06/01/2042	100	114,811
Columbus (City of), OH, Series 2014, Ref. RB	5.00%	06/01/2025	25	29,986

				144,797

Pennsylvania-4.78%
Pennsylvania (Commonwealth of), Series 2015, GO Bonds	5.00%	03/15/2025	95	114,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

205

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of), Series 2016, Ref. GO Bonds	5.00%	09/15/2025	$120	$146,632
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University), Series 2015, Ref. RB	5.00%	09/01/2039	100	114,150
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2015, Ref. RB	5.00%	08/15/2040	100	115,912

				491,238

South Carolina-2.34%
Charleston (City of), SC, Series 2015, RB(a)(b)	5.00%	01/01/2025	200	240,796

Texas-5.65%
Harris (County of), TX, Series 2015 A, Ref. GO Bonds	5.00%	10/01/2027	70	85,964
North Texas Tollway Authority, Series 2015 A, Ref. RB	5.00%	01/01/2032	100	116,953
SA Energy Acquisition Public Facility Corp., Series 2007, RB	5.50%	08/01/2025	100	122,352
Texas (State of), Series 2015 A, Ref. GO Bonds	5.00%	10/01/2028	100	122,693
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2045	100	120,527
Texas State University System, Series 2017 A, Ref. RB	5.00%	03/15/2025	10	12,072

				580,561

Utah-2.34%
Utah (State of) Transit Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	06/15/2025	140	171,543
Utah (State of) Transit Authority, Series 2015 A, Ref. RB	5.00%	06/15/2037	60	69,312

				240,855

Vermont-0.22%
University of Vermont & State Agricultural College, Series 2015, Ref. RB	5.00%	10/01/2045	20	22,831

Virginia-1.00%
Virginia Public School Authority, Series 2014, Ref. RB	4.00%	08/01/2025	90	102,696

Washington-6.18%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB	5.00%	11/01/2029	75	91,435
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2015 S-1, Ref. RB	5.00%	11/01/2030	30	36,540
Energy Northwest (Columbia Generating Station), Series 2015 A, Ref. RB	5.00%	07/01/2032	75	89,582
King (County of), WA, Series 2015, Ref. RB	5.00%	07/01/2036	40	47,285
Washington (State of), Series 2015 R, Ref. GO Bonds	5.00%	07/01/2026	15	17,987
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2025	250	307,460
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care), Series 2014, Ref. RB	5.00%	03/01/2038	40	45,472

				635,761

Wisconsin-0.59%
Wisconsin (State of), Series 2017 A, GO Bonds	5.00%	05/01/2027	50	60,677

TOTAL INVESTMENTS IN SECURITIES(d)-98.87% (Cost $9,884,864)				10,166,356
OTHER ASSETS LESS LIABILITIES-1.13%				115,822

NET ASSETS-100.00%				$10,282,178

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

206

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$1,324,224	$(1,324,224)	$-	$-	$-	$126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

207

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.38%
Alabama-0.53%
Alabama (State of) Federal Aid Highway Finance Authority (Garvee), Series 2017 B, Ref. RB	5.00%	09/01/2026	$20	$25,278
Tuscaloosa City Board of Education, Series 2016, RB	5.00%	08/01/2041	35	41,988

				67,266

Arizona-1.87%
Arizona State University (Green Bonds), Series 2016 B, RB.	5.00%	07/01/2042	200	238,644

California-19.86%
Alameda Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(a)	4.00%	10/01/2037	100	109,408
Anaheim City School District, Series 2016, GO Bonds	3.00%	08/01/2046	100	104,881
California (State of), Series 2016, GO Bonds	3.00%	09/01/2046	5	5,247
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2032	420	523,253
California (State of), Series 2017, Ref. GO Bonds	5.00%	08/01/2036	100	123,279
California (State of), Series 2020, GO Bonds	3.00%	03/01/2026	100	114,072
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2046	20	23,924
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB	5.00%	11/15/2046	100	117,664
California (State of) Public Works Board, Series 2016 A, Ref. RB	4.00%	11/01/2032	170	198,381
California Public Finance Authority (Henry Mayo Newhall Hospital), Series 2017, Ref. RB	5.00%	10/15/2047	200	220,196
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2041	100	122,153
Central Unified School District, Series 2018 B, GO Bonds	4.00%	08/01/2048	200	223,514
Irvine Ranch Water District, Series 2016, RB	5.25%	02/01/2046	30	36,833
Los Angeles (City of), CA Department of Water, Series 2016 A, Ref. RB	5.00%	07/01/2041	50	60,365
Los Angeles (City of), CA Department of Water, Series 2016 A, Ref. RB	5.00%	07/01/2046	100	119,983
Los Angeles Unified School District, Series 2016 B, Ref. GO Bonds	3.00%	07/01/2032	140	151,554
Montebello Unified School District, Series 2016 A, GO Bonds	5.00%	08/01/2041	100	116,148
San Diego (City of), CA Public Facilities Financing Authority, Series 2015, Ref. RB	4.00%	05/15/2026	20	23,376
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2041	15	18,149
San Diego Unified School District, Series 2016 R-5, Ref. GO Bonds	5.00%	07/01/2029	30	37,901
San Francisco (City of), CA Public Utilities Commission, Series 2016, Ref. RB	5.00%	11/01/2032	40	50,060
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	25	30,059

				2,530,400

Colorado-2.32%
Denver (City & County of), CO (Convention Center Expansion), Series 2018 A, COP	5.38%	06/01/2043	215	252,653
Denver (City & County of), CO Airport System Revenue, Series 2016 A, Ref. RB	5.00%	11/15/2032	10	12,081
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2031	10	12,495
Denver City & County School District No. 1, Series 2017, GO Bonds	5.00%	12/01/2038	15	18,394

				295,623

Connecticut-2.49%
Connecticut (State of), Series 2015 F, GO Bonds	5.00%	11/15/2026	25	30,380
Connecticut (State of), Series 2016 A, RB	5.00%	09/01/2026	100	124,916
Connecticut (State of), Series 2018 E, GO Bonds	5.00%	09/15/2026	130	162,129

				317,425

District of Columbia-2.19%
District of Columbia, Series 2016 A, GO Bonds	5.00%	06/01/2032	175	215,966
District of Columbia, Series 2016 E, Ref. GO Bonds	5.00%	06/01/2031	35	44,071
District of Columbia Water & Sewer Authority, Series 2016 A, Ref. RB	5.00%	10/01/2030	15	18,524

				278,561

Florida-5.11%
Central Florida Expressway Authority, Series 2016 B, Ref. RB	4.00%	07/01/2035	100	111,728
Miami-Dade (County of), FL, Series 2015, Ref. RB	5.00%	10/01/2026	100	121,682
Miami-Dade (County of), FL, Series 2016 A, Ref. GO Bonds	5.00%	07/01/2031	65	80,804
Miami-Dade (County of), FL, Series 2016 A, Ref. RB	5.00%	10/01/2041	100	116,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

208

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Orange (County of), FL School Board, Series 2016 C, Ref. COP	5.00%	08/01/2033	$10	$12,328
Orange (County of), FL School Board, Series 2016 C, Ref. COP	5.00%	08/01/2034	10	12,302
Orange (County of), FL School Board, Series 2017, Ref. COP	5.00%	08/01/2026	50	62,193
Port St. Lucie (City of), FL, Series 2016, Ref. RB	5.00%	09/01/2029	20	24,891
School Board of Miami-Dade County (The), Series 2015 D, Ref. COP	5.00%	02/01/2028	25	30,526
School District of Broward County, Series 2015 A, Ref. COP	5.00%	07/01/2026	55	65,780
South Florida Water Management District, Series 2016, Ref. COP	5.00%	10/01/2026	10	12,288

				650,748

Georgia-2.01%
Main Street Natural Gas, Inc., Series 2007 A, RB	5.50%	09/15/2026	170	212,240
Metropolitan Atlanta Rapid Transit Authority, Series 2016 B, Ref. RB	5.00%	07/01/2030	35	43,423

				255,663

Illinois-3.61%
Chicago O’Hare International Airport, Series 2016 C, Ref. RB	5.00%	01/01/2029	10	11,853
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2026	400	447,804

				459,657

Indiana-0.15%
Indianapolis (City of), IN Department of Public Utilities, Series 2018 A, Ref. RB	5.00%	10/01/2026	15	18,903

Louisiana-1.44%
Louisiana State Citizens Property Insurance Corp., Series 2016 A, Ref. RB	5.00%	06/01/2026	150	183,507

Maryland-1.74%
Maryland (State of) Department of Transportation, Series 2018, RB	5.00%	10/01/2028	75	94,310
Montgomery (County of), MD, Series 2017 C, Ref. GO Bonds	5.00%	10/01/2026	100	127,596

				221,906

Massachusetts-3.93%
Massachusetts (Commonwealth of), Series 2016 G, GO Bonds	3.00%	09/01/2046	400	420,212
Massachusetts (Commonwealth of), Series 2017 D, Ref. GO Bonds	5.00%	07/01/2026	25	31,567
Massachusetts (State of) School Building Authority, Series 2016 B, RB	5.00%	11/15/2046	40	48,338

				500,117

Michigan-2.82%
Michigan (State of) (Garvee), Series 2016, Ref. RB	5.00%	03/15/2026	115	141,989
Michigan (State of) Building Authority, Series 2016 I, Ref. RB	5.00%	10/15/2032	20	24,570
Michigan (State of) Finance Authority (Henry Ford Health System), Series 2016, Ref. RB	4.00%	11/15/2046	70	76,666
Port Huron Area School District, Series 2016, GO Bonds, (INS - AGM)(a)	4.00%	05/01/2045	20	21,993
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2026	75	94,164

				359,382

Minnesota-0.48%
University of Minnesota, Series 2016 A, RB	5.00%	04/01/2041	50	60,739

Nevada-1.21%
Clark (County of), NV, Series 2016 B, Ref. GO Bonds	5.00%	11/01/2026	10	12,597
Clark County School District, Series 2015 C, Ref. GO Bonds	5.00%	06/15/2026	25	30,077
Clark County School District, Series 2017 A, Ref. GO Bonds	5.00%	06/15/2026	40	48,729
Nevada (State of), Series 2016, Ref. RB	5.00%	12/01/2026	20	25,039
Nevada (State of), Series 2016, Ref. RB	5.00%	12/01/2028	30	37,328

				153,770

New Jersey-4.39%
New Jersey (State of) Economic Development Authority, Series 2017 B, Ref. RB	5.00%	11/01/2026	200	236,336
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health Obligated Group), Series 2016 A, Ref. RB	5.00%	07/01/2043	280	323,585

				559,921

New York-15.31%
Erie (County of) Industrial Development Agency (City of Buffalo School District), Series 2015, Ref. RB	5.00%	05/01/2026	10	12,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

209

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Metropolitan Transportation Authority, Series 2006 B, RB, (INS - AGM)(a)	5.25%	11/15/2026	$350	$432,380
Metropolitan Transportation Authority, Series 2016 B, Ref. RB	5.00%	11/15/2037	100	109,032
Metropolitan Transportation Authority, Series 2016 C-1, RB	5.00%	11/15/2056	125	133,690
Metropolitan Transportation Authority, Series 2016 D, Ref. RB	5.00%	11/15/2030	75	82,060
Metropolitan Transportation Authority (Green Bonds), Series 2016 A-2, Ref. RB	5.00%	11/15/2026	160	177,982
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2026	65	77,880
New York & New Jersey (States of) Port Authority, Series 2016 198, Ref. RB	5.25%	11/15/2056	100	120,797
New York (City of), NY, Series 2016 CC1, Ref. RB	5.00%	06/15/2038	100	122,741
New York (City of), NY, Series 2016, Ref. RB	5.00%	06/15/2037	415	509,657
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2028	10	12,196
New York (City of), NY Transitional Finance Authority, Series 2016, RB	4.00%	05/01/2030	15	17,243
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2026	100	123,825
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	03/15/2026	15	18,608

				1,950,254

North Carolina-0.94%
North Carolina (State of), Series 2016 A, Ref. GO Bonds	5.00%	06/01/2026	50	63,083
North Carolina (State of), Series 2018 A, GO Bonds	5.00%	06/01/2026	25	31,541
North Carolina (State of), Series 2019 A, RB	5.00%	05/01/2026	20	25,070

				119,694

Ohio-2.49%
Columbus (City of), OH, Series 2015, Ref. RB	5.00%	06/01/2030	25	31,139
Hamilton (County of), OH, Series 2016 A, Ref. RB	5.00%	12/01/2026	35	43,467
Ohio (State of), Series 2016 S, GO Bonds	5.00%	05/01/2031	70	87,123
Ohio (State of), Series 2018 A, GO Bonds	5.00%	02/01/2031	85	105,007
Ohio (State of) Water Development Authority, Series 2019 A, RB	5.00%	06/01/2026	40	50,284

				317,020

Oklahoma-0.83%
Canadian (County of), OK Educational Facilities Authority (Mustang Public Schools), Series 2017, RB	5.00%	09/01/2026	50	62,492
Grand River Dam Authority, Series 2016 A, Ref. RB	5.00%	06/01/2026	10	12,455
Grand River Dam Authority, Series 2016 A, Ref. RB	5.00%	06/01/2029	15	18,721
Tulsa (County of), OK Industrial Authority (Jenks Public Schools), Series 2015, RB	5.00%	09/01/2026	10	12,155

				105,823

Pennsylvania-4.00%
Lycoming (County of), PA Authority (Pennsylvania College of Technology), Series 2016 A, Ref. RB	3.00%	10/01/2037	100	100,935
Pennsylvania (Commonwealth of), First Series 2016, GO Bonds	5.00%	02/01/2029	300	367,203
Pennsylvania (Commonwealth of), Series 2015, GO Bonds	5.00%	03/15/2026	35	41,921

				510,059

Rhode Island-0.36%
Rhode (State of) Island Turnpike & Bridge Authority, Series 2016 A, Ref. RB	5.00%	10/01/2040	40	45,858

South Carolina-0.17%
South Carolina (State of) Public Service Authority, Series 2016 B, Ref. RB	4.00%	12/01/2056	20	21,688

Tennessee-0.78%
Nashville & Davidson (County of), TN, Series 2016, Ref. GO Bonds	5.00%	01/01/2026	50	62,068
Tennessee Energy Acquisition Corp., Series 2006 A, RB	5.25%	09/01/2026	30	37,356

				99,424

Texas-8.93%
Board of Regents of The University of Texas System (Green Bonds), Series 2016 B, RB	5.00%	08/15/2026	35	44,300
Dallas (City of), TX, Series 2015 A, Ref. RB	5.00%	10/01/2026	25	30,649
Dallas (County of), TX Utility & Reclamation District, Series 2016, Ref. GO Bonds	5.00%	02/15/2026	30	36,757
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB	5.00%	07/01/2046	100	97,863
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB	5.00%	07/01/2051	200	188,608
San Antonio (City of), TX Water System, Series 2016 A, Ref. RB	5.00%	05/15/2031	15	18,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

210

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Texas (State of), Series 2016 A, GO Bonds	5.00%	04/01/2026	$200	$250,726
University of Houston, Series 2017 A, Ref. RB	5.00%	02/15/2036	395	470,014

				1,137,492

Utah-0.78%
Utah (County of), UT, Series 2016 B, RB	3.00%	05/15/2047	95	99,225

Virginia-1.96%
Virginia (State of) Commonwealth Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2026	200	250,274

Washington-2.91%
King County School District No. 405 Bellevue, Series 2016, Ref. GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2029	15	18,919
King County School District No. 411 Issaquah, Series 2016, GO Bonds, (CEP - Oregon School Bond Guaranty)	3.00%	12/01/2030	10	11,111
University of Washington, Series 2016 A, Ref. RB	5.25%	12/01/2046	200	242,018
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2030	40	50,149
Washington (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2032	10	12,465
Washington (State of), Series 2016 R, Ref. GO Bonds	5.00%	07/01/2032	30	36,708

				371,370

Wisconsin-2.77%
Wisconsin (State of), Series 2018 A, RB	5.00%	06/01/2026	200	252,330
Wisconsin (State of), Series 2019 A, Ref. RB	5.00%	05/01/2026	60	75,133
Wisconsin (State of) Department of Transportation, Series 2017 2, Ref. RB	5.00%	07/01/2026	20	25,307

				352,770

TOTAL INVESTMENTS IN SECURITIES(b)-98.38% (Cost $12,357,310)				12,533,183
OTHER ASSETS LESS LIABILITIES-1.62%				206,599

NET ASSETS-100.00%				$12,739,782

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$593,634	$(593,634)	$-	$-	$-	$58

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

211

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.54%
Arizona-2.54%
Arizona (State of), Series 2019 A, Ref. COP	5.00%	10/01/2027	$100	$130,298
Salt River Project Agricultural Improvement & Power District, Series 2016 A, Ref. Electric System RB	5.00%	01/01/2027	200	256,398

				386,696

California-19.96%
Bay Area Toll Authority, Series 2017, Ref. RB	5.00%	04/01/2027	25	31,801
Beverly Hills Unified School District, Series 2019 A, GO Bonds	3.00%	08/01/2044	150	160,764
California (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2030	50	64,678
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2027	200	257,518
California (State of), Series 2020, GO Bonds	3.00%	03/01/2027	370	428,097
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Series 2017 A-1, RB	5.00%	11/01/2027	135	174,525
East Bay Municipal Utility District Water System Revenue, Series 2017 B, Ref. RB	5.00%	06/01/2031	25	32,044
Etiwanda School District, Series 2017 A, GO Bonds	5.00%	08/01/2046	180	216,344
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	55	63,089
Los Angeles (City of), CA Department of Water, Series 2017 A, Ref. RB	5.00%	07/01/2044	300	365,907
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2042	200	248,602
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	07/01/2027	10	13,068
Los Angeles Unified School District, Series 2019 A, Ref. GO Bonds	5.00%	07/01/2027	10	12,951
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	45	50,943
Riverside (County of), CA Transportation Commission, Series 2017 B, Ref. RB	5.00%	06/01/2038	200	253,254
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds), Series 2019, RB	1.80%	11/15/2027	250	256,545
San Francisco Bay Area Rapid Transit District (Election of 2016) (Green Bonds), Series 2017 A, GO Bonds	5.00%	08/01/2047	90	111,555
San Jose Unified School District, Series 2018 E, GO Bonds	4.00%	08/01/2042	100	114,475
Santa Monica (City of), CA Public Financing Authority (Green Bonds), Series 2017, RB	4.00%	07/01/2047	20	22,436
Turlock (City of), CA Irrigation District, Series 2016, Ref. RB	5.00%	01/01/2046	130	156,539

				3,035,135

Colorado-1.09%
Arapahoe County School District No. 6 Littleton, Series 2019 A, GO Bonds	5.50%	12/01/2027	85	114,229
Regional Transportation District (Fastracks), Series 2013 A, Ref. RB	5.00%	11/01/2027	40	51,422

				165,651

Connecticut-1.37%
Connecticut (State of), Series 2016 A, RB	5.00%	09/01/2027	25	31,014
Connecticut (State of), Series 2016 B, Ref. GO Bonds	5.00%	05/15/2027	25	30,708
Connecticut (State of), Series 2020 A, RB	5.00%	05/01/2027	20	25,318
University of Connecticut, Series 2017 A, RB	5.00%	01/15/2033	100	120,658

				207,698

District of Columbia-4.88%
Washington (State of) Metropolitan Area Transit Authority, Series 2017 B, RB	5.00%	07/01/2035	600	741,666

Florida-4.26%
Florida (State of), Series 2016 A, Ref. GO Bonds	5.00%	07/01/2027	40	50,535
Florida (State of), Series 2016 A, Ref. RB	5.00%	07/01/2027	45	56,762
Miami (City of), FL Health Facilities Authority (Miami Jewish Health), Series 2017, Ref. RB	5.13%	07/01/2046	100	78,726
Miami-Dade (County of), FL Water & Sewer System, Series 2017 B, Ref. RB	5.00%	10/01/2027	45	58,562
Orange (County of), FL School Board, Series 2016 B, Ref. COP	5.00%	08/01/2027	10	12,623
School Board of Miami-Dade County (The), Series 2016 B, Ref. COP	5.00%	08/01/2027	20	24,838
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB	5.00%	07/01/2047	305	365,338

				647,384

Georgia-6.77%
Atlanta (City of), GA, Series 2018, Ref. RB.	5.00%	11/01/2041	55	68,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

212

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia-(continued)
Georgia (State of), Series 2016 E, Ref. GO Bonds	5.00%	12/01/2027	$200	$255,046
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	01/01/2027	540	693,052
Georgia (State of), Series 2016 F, Ref. GO Bonds	5.00%	07/01/2027	10	12,803

				1,029,385

Hawaii-0.63%
Hawaii (State of), Series 2016 FB, GO Bonds	5.00%	04/01/2027	10	12,430
Honolulu (City & County of), HI (Honolulu Rail Transit), Series 2020 B, Ref. GO Bonds	5.00%	03/01/2027	65	83,544

				95,974

Idaho-0.58%
Idaho (State of) Housing & Finance Association, Series 2017 A, Ref. RB	5.00%	07/15/2027	70	88,014

Illinois-4.81%
Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	200	230,860
Illinois (State of), Series 2016, Ref. GO Bonds	5.00%	02/01/2027	100	113,775
Illinois (State of), Series 2017 C, GO Bonds	5.00%	11/01/2029	100	112,050
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2027	200	226,018
Illinois (State of) Finance Authority, Series 2017, RB	5.00%	01/01/2027	15	19,176
Illinois (State of) Finance Authority (The University of Chicago), Series 2018 A, RB	5.00%	10/01/2048	25	30,163

				732,042

Indiana-0.67%
Illinois (State of) Finance Authority, Series 2016 C, Ref. RB	5.00%	06/01/2027	40	50,637
Indianapolis (City of), IN Department of Public Utilities, Series 2016 B, Ref. RB	5.00%	10/01/2027	40	50,713

				101,350

Louisiana-1.43%
Jefferson (Parish of), LA Sales Tax District, Series 2019 B, RB, (INS - AGM)(a)	5.00%	12/01/2042	50	60,008
Louisiana (State of), Series 2016 B, Ref. GO Bonds	5.00%	08/01/2027	100	124,777
Louisiana (State of) (Garvee), Series 2019 A, RB	5.00%	09/01/2027	25	32,228

				217,013

Maryland-1.48%
Maryland (State of), Series 2017 A, GO Bonds	5.00%	03/15/2027	15	19,367
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2027	25	32,628
Maryland (State of), Series 2017 A, GO Bonds	5.00%	08/01/2029	15	19,357
Maryland (State of) Department of Transportation, Series 2017, RB	5.00%	09/01/2030	20	25,572
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health), Series 2017 A, RB	5.00%	05/15/2045	110	128,391

				225,315

Massachusetts-4.53%
Massachusetts (Commonwealth of), Series 2005, Ref. RB, (INS - NATL)(a)	5.50%	01/01/2027	50	63,057
Massachusetts (Commonwealth of), Series 2017 C, Ref. GO Bonds	5.00%	10/01/2027	15	19,545
Massachusetts (Commonwealth of), Series 2018 B, Ref. GO Bonds	5.00%	07/01/2027	30	38,829
Massachusetts (State of) Development Finance Agency (Caregroup), Series 2016 I, Ref. RB	5.00%	07/01/2027	465	567,239

				688,670

Minnesota-0.33%
Minneapolis-St. Paul (Cities of), MN Metropolitan Airports Commission, Series 2016 A, Ref. RB	5.00%	01/01/2027	30	37,483
Minnesota (State of), Series 2017 D, Ref. GO Bonds	5.00%	10/01/2027	10	13,094

				50,577

Missouri-2.14%
Health & Educational Facilities Authority of the State of Missouri (Mercy Health), Series 2018 A, Ref. RB	5.00%	06/01/2027	200	250,006
St. Louis (City of), MO, Series 2005, RB, (INS - NATL)(a)	5.50%	07/01/2027	60	76,120

				326,126

New Jersey-1.67%
New Jersey (State of) Economic Development Authority, Series 2017 A, RB	4.00%	11/01/2027	75	83,592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

213

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Economic Development Authority, Series 2017 A, RB	5.00%	11/01/2027	$100	$120,074
New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.), Series 2016, Ref. RB	4.00%	07/01/2041	25	27,677
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health), Series 2017 A, Ref. RB	4.00%	07/01/2036	20	22,576

				253,919

New Mexico-0.74%
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare), Series 2017, Ref. RB	4.00%	08/01/2039	100	113,328

New York-19.47%
Albany (County of), NY, Series 2018, GO Bonds	5.00%	04/01/2027	45	56,020
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2039	200	239,274
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	450	534,883
Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	11/15/2047	100	115,586
Metropolitan Transportation Authority (Green Bonds), Series 2017 B, Ref. RB	5.00%	11/15/2027	205	230,102
Metropolitan Transportation Authority (Green Bonds), Series 2017 C1, Ref. RB	5.00%	11/15/2027	50	56,123
New York & New Jersey (States of) Port Authority, Series 2018, Ref. RB	5.00%	07/15/2027	70	89,129
New York & New Jersey (States of) Port Authority, Two Hundred Fifth Series 2017, Ref. RB	5.25%	11/15/2057	100	120,801
New York (City of), NY, Series 2008 J9, GO Bonds	5.00%	08/01/2027	35	43,216
New York (City of), NY, Series 2018 DD, Ref. RB	5.00%	06/15/2032	15	19,338
New York (City of), NY Transitional Finance Authority, Series 2017 A, RB	3.50%	02/01/2038	45	49,058
New York (City of), NY Transitional Finance Authority, Series 2017 A-2, RB	5.00%	08/01/2037	25	30,498
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2027	35	44,525
New York (City of), NY Transitional Finance Authority, Series 2017 C, Ref. RB	5.00%	11/01/2031	35	43,490
New York (City of), NY Transitional Finance Authority, Series 2017 F-1, RB	5.00%	05/01/2036	100	121,726
New York (City of), NY Trust for Cultural Resources (Museum of Modern Arts (The)), Series 2016, Ref. RB	4.00%	04/01/2027	35	41,236
New York (State of) Dormitory Authority, Series 2016 A, RB	5.00%	03/15/2027	60	75,393
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2032	140	172,260
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	5.00%	02/15/2041	150	181,529
New York (State of) Dormitory Authority, Series 2018 1, Ref. RB	5.00%	01/15/2027	35	43,261
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2027	195	248,085
New York (State of) Dormitory Authority (Montefiore Obligated Group), Series 2018 A, Ref. RB	5.00%	08/01/2027	35	42,596
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	100	112,457
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2027	30	38,321
New York State Urban Development Corp., Series 2016 A, Ref. RB	5.00%	03/15/2027	40	48,997
New York State Urban Development Corp., Series 2017 A, Ref. RB	5.00%	03/15/2033	20	24,454
Triborough Bridge & Tunnel Authority, Series 2017 A, RB	5.00%	11/15/2027	10	12,696
Utility Debt Securitization Authority, Series 2017, RB	5.00%	12/15/2039	100	125,501

				2,960,555

North Carolina-0.32%
Mecklenburg (County of), NC, Series 2017 A, GO Bonds	4.00%	04/01/2029	40	48,438

Ohio-1.65%
Franklin (County of), OH (Trinity Health Credit), Series 2017, RB	4.00%	12/01/2046	145	160,975
Ohio (State of), Series 2017 B, Ref. GO Bonds	5.00%	09/15/2027	10	13,055
Ohio (State of), Series 2017 U, Ref. GO Bonds	5.00%	05/01/2027	10	12,921
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	12/01/2029	20	25,553
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2017 A, RB	5.00%	12/01/2031	30	37,946

				250,450

Oklahoma-0.80%
Tulsa (County of), OK Industrial Authority (Broken Arrow Public Schools), Series 2019 A, RB	5.00%	09/01/2027	95	122,017

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

214

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon-1.43%
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, Series 2017 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2029	$70	$89,753
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, Series 2017 B, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2031	100	127,169

				216,922

Pennsylvania-3.76%
Geisinger Authority (Geisinger Health System), Series 2017 A-1, Ref. RB	5.00%	02/15/2045	100	118,146
Pennsylvania (Commonwealth of), Second Series 2016, GO Bonds	5.00%	09/15/2027	100	125,386
Pennsylvania (Commonwealth of), Series 2016, Ref. GO Bonds	5.00%	09/15/2027	40	50,154
Pennsylvania (Commonwealth of), Series 2017, Ref. GO Bonds	5.00%	01/01/2027	125	157,491
Pennsylvania (Commonwealth of), Series 2019, Ref. GO Bonds	5.00%	07/15/2027	35	44,725
Pennsylvania (State of) Turnpike Commission, Series 2016 B, Ref. RB	5.00%	06/01/2027	15	18,120
Philadelphia (City of), PA Authority for Industrial Development (Children’s Hospital of Philadelphia), Series 2017, Ref. RB	4.00%	07/01/2035	50	57,570

				571,592

Rhode Island-0.19%
Rhode Island Health and Educational Building Corp. (Brown University), Series 2017 A, Ref. RB	4.00%	09/01/2037	25	29,177

South Carolina-0.48%
Lexington County Health Services District, Inc. (Lexmed Obligated Group), Series 2017, Ref. RB	4.00%	11/01/2031	10	11,522
South Carolina (State of) Transportation Infrastructure Bank, Series 2017 A, Ref. RB	5.00%	10/01/2039	50	60,925

				72,447

South Dakota-0.22%
South Dakota (State of) Health & Educational Facilities Authority (Avera Health), Series 2017, Ref. RB	4.00%	07/01/2042	30	33,278

Tennessee-0.20%
Tennessee Energy Acquisition Corp., Series 2006 C, RB	5.00%	02/01/2027	25	30,743

Texas-5.50%
Bexar (County of), TX Hospital District, Series 2018, GO Bonds	5.00%	02/15/2048	75	90,398
Fort Bend Independent School District, Series 2018, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2030	40	51,086
Metropolitan Transit Authority of Harris County, Series 2016 A, Ref. RB	5.00%	11/01/2027	90	115,063
San Antonio (City of), TX, Series 2018, Ref. RB	5.00%	02/01/2027	150	191,787
Texas (State of), Series 2017, Ref. GO Bonds	5.00%	10/01/2032	65	82,896
Texas (State of), Series 2017, Ref. GO Bonds	5.00%	10/01/2033	175	222,250
Texas (State of) Water Development Board, Series 2016, RB	5.00%	04/15/2027	25	32,111
Texas (State of) Water Development Board, Series 2017 A, RB	4.00%	10/15/2032	15	18,027
Texas A&M University, Series 2017 E, Ref. RB	5.00%	05/15/2027	25	32,339

				835,957

Virginia-1.84%
University of Virginia, Series 2017 A, Ref. RB	5.00%	04/01/2039	160	197,888
Virginia (State of) College Building Authority, Series 2016 A, RB	5.00%	02/01/2027	50	62,221
Virginia (State of) College Building Authority, Series 2019 A, RB	5.00%	02/01/2027	5	6,415
Virginia (State of) Commonwealth Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2027	10	12,882

				279,406

Washington-2.25%
Energy Northwest (3), Series 2018, Ref. RB	5.00%	07/01/2027	35	45,409
Washington (State of), Series 2017 A, GO Bonds	5.00%	08/01/2033	10	12,645
Washington (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2027	20	25,992
Washington (State of), Series 2017 C, Ref. GO Bonds	5.00%	08/01/2029	35	44,894
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2040	80	98,590
Washington (State of), Series 2017 F, Ref. GO Bonds	5.00%	08/01/2030	30	38,277
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2032	60	76,115

				341,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

215

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-0.55%
Wisconsin (State of), Series 2017 2, Ref. GO Bonds	5.00%	11/01/2027	$20	$25,939
Wisconsin (State of), Series 2017 3, Ref. GO Bonds	5.00%	11/01/2032	10	12,592
Wisconsin (State of), Series 2017, Ref. GO Bonds	5.00%	11/01/2027	35	45,394

				83,925

TOTAL INVESTMENTS IN SECURITIES(b)-98.54% (Cost $15,017,773)				14,982,772
OTHER ASSETS LESS LIABILITIES-1.46%				221,477

NET ASSETS-100.00%				$15,204,249

Investment Abbreviations:

AGM	-Assured Guaranty Municipal Corp.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$142,781	$(142,781)	$-	$-	$-	$8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

216

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-99.69%
Arizona-4.30%
Salt River Project Agricultural Improvement & Power District, Series 2017, Ref. RB	5.00%	01/01/2037	$175	$221,270

Arkansas-0.74%
Fort Smith (City of), AR, Series 2018, Ref. RB	5.00%	10/01/2034	30	38,031

California-17.14%
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2028	100	131,938
California (State of) Statewide Communities Development Authority (Adventist Health System), Series 2018, Ref. RB	4.00%	03/01/2048	120	133,495
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2043	95	120,581
Los Angeles (City of), CA Department of Water, Series 2018 B, Ref. RB	5.00%	07/01/2043	200	252,964
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2031	55	72,589
San Francisco (City of), CA Public Utilities Commission (Green Bonds), Series 2017 D, Ref. RB	5.00%	11/01/2028	85	111,266
Santa Barbara Unified School District, Series 2019 B, GO Bonds	4.00%	08/01/2044	50	58,208

				881,041

Colorado-1.01%
University of Colorado, Series 2017 A-2, Ref. RB	5.00%	06/01/2031	40	51,812

Connecticut-2.50%
Connecticut (State of), Series 2019 B, Ref. GO Bonds	5.00%	02/15/2028	100	128,585

District of Columbia-0.77%
District of Columbia, Series 2018 B, Ref. GO Bonds	5.00%	06/01/2030	30	39,464

Florida-2.14%
Gainesville (City of), FL, Series 2017 A, RB	5.00%	10/01/2028	85	109,922

Illinois-2.18%
Illinois (State of), Series 2017 D, GO Bonds	5.00%	11/01/2028	100	112,323

Indiana-4.38%
Indiana (State of) Finance Authority (Green Bonds), Series 2018 A, RB	5.00%	02/01/2033	175	225,027

Louisiana-0.55%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Bossier City), Series 2018, RB	4.00%	12/01/2043	25	28,300

Maryland-3.19%
Maryland (State of), Series 2018, GO Bonds	5.00%	08/01/2031	125	163,748

Massachusetts-6.79%
Massachusetts (State of) Health & Educational Facilities Authority (Institute of Technology), Series 1998 I, RB	5.20%	01/01/2028	90	119,984
Massachusetts (State of) School Building Authority, Series 2018 A, RB	4.00%	02/15/2043	200	229,304

				349,288

Minnesota-0.25%
Minnesota (State of), Series 2018 A, GO Bonds	5.00%	08/01/2034	10	12,952

Nevada-1.24%
Clark (County of), NV, Series 2018 B, GO Bonds	5.00%	12/01/2033	50	63,566

New Jersey-7.12%
New Jersey (State of) Transportation Trust Fund Authority, Series 2019, RB	5.25%	06/15/2043	200	235,428
South Jersey Port Corp., Series 2017 A, RB	5.00%	01/01/2049	115	130,643

				366,071

New York-20.14%
Metropolitan Transportation Authority, Series 2017 D, Ref. RB	5.00%	11/15/2035	70	77,778
New York & New Jersey (States of) Port Authority, Two Hundred Ninth Series 2018, Ref. RB	5.00%	07/15/2036	100	123,738
New York (City of), NY, Series 2018 F-1, GO Bonds	5.00%	04/01/2033	90	112,105
New York (City of), NY, Series 2019 DD-1, RB	4.00%	06/15/2049	200	227,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

217

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Transitional Finance Authority, Series 2018 C-2, RB	5.00%	05/01/2036	$75	$93,109
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	5.00%	11/01/2028	100	131,295
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	07/01/2039	120	148,017
New York (State of) Dormitory Authority, Series 2018 A, RB	5.00%	03/15/2045	100	121,820

				1,035,538

Ohio-0.37%
Columbus (City of), OH, Series 2016 3, Ref. GO Bonds	5.00%	02/15/2028	15	19,107

Oregon-2.49%
University of Oregon, Series 2018 A, RB	5.00%	04/01/2048	105	127,830

Pennsylvania-4.77%
Pennsylvania (State of) Turnpike Commission, Series 2018 A, RB	5.00%	12/01/2048	200	244,972

Texas-6.75%
Dallas (County of), TX Utility & Reclamation District, Series 2016, Ref. GO Bonds	5.00%	02/15/2028	20	25,767
Grand Parkway Transportation Corp., Series 2018 A, RB	5.00%	10/01/2033	60	76,049
Houston (City of), TX, Series 2018 B, Ref. RB	5.00%	07/01/2028	50	63,955
Hurst-Euless-Bedford Independent School District, Series 2017 A, Ref. GO Bonds	5.00%	08/15/2028	120	154,671
Texas (State of) Water Development Board, Series 2018 A, RB	5.00%	10/15/2028	20	26,431

				346,873

Utah-0.47%
Salt Lake City Corp., Series 2018 B, RB	5.00%	07/01/2048	20	24,074

Virginia-1.51%
Virginia (State of) Commonwealth Transportation Board (Garvee), Series 2017, Ref. RB	5.00%	03/15/2028	60	77,840

Washington-4.60%
Energy Northwest, Series 2017 A, Ref. RB	5.00%	07/01/2028	100	128,803
Washington (State of), Series 2017 R, Ref. GO Bonds	5.00%	08/01/2028	45	58,015
Washington (State of), Series 2018 C, GO Bonds	5.00%	02/01/2041	40	49,752

				236,570

West Virginia-4.29%
West Virginia (State of) Hospital Finance Authority (University Health System), Series 2018 A, RB	4.00%	06/01/2051	200	220,592

TOTAL INVESTMENTS IN SECURITIES-99.69% (Cost $4,984,515)				5,124,796
OTHER ASSETS LESS LIABILITIES-0.31%				15,768

NET ASSETS-100.00%				$5,140,564

Investment Abbreviations:

GO  -General Obligation

RB   -Revenue Bonds

Ref. -Refunding

Notes to Schedule of Investments:

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$127,096	$(127,096)	$-	$-	$-	$13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

218

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-96.86%
Arizona-3.11%
Maricopa (County of), AZ Special Health Care District, Series 2018 C, GO Bonds	5.00%	07/01/2029	$125	$159,395

California-19.93%
California (State of), Series 2019, Ref. GO Bonds	5.00%	04/01/2032	25	32,935
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2019, RB	4.00%	11/15/2045	100	114,526
California State University, Series 2019 A, RB	5.00%	11/01/2049	100	127,966
East Bay Municipal Utility District Water System Revenue (Green Bonds), Series 2019 A, RB	5.00%	06/01/2049	200	259,544
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.00%	07/01/2045	100	126,447
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.00%	07/01/2049	100	125,996
Metropolitan Water District of Southern California, Series 2019 A, Ref. RB	5.00%	07/01/2029	65	89,337
Mount San Antonio Community College District, Series 2019 A, GO Bonds	4.00%	08/01/2049	125	146,552

				1,023,303

District of Columbia-2.60%
District of Columbia, Series 2019 A, GO Bonds	5.00%	10/15/2031	100	133,373

Florida-8.43%
Florida (State of) Higher Educational Facilities Financial Authority (St. Leo Univeristy), Series 2019, Ref. RB	5.00%	03/01/2039	100	107,233
Gainesville (City of), FL, Series 2019 A, RB	5.00%	10/01/2047	100	128,137
Palm Beach County School District, Series 2018 C, Ref. COP	5.00%	08/01/2029	150	197,271

				432,641

Georgia-2.21%
Development Authority for Fulton County (Georgia Institute of Technology), Series 2019, RB	4.00%	06/15/2049	100	113,396

Hawaii-1.51%
Hawaii (State of), Series 2019 FW, GO Bonds	5.00%	01/01/2034	60	77,504

Illinois-6.47%
Chicago (City of), IL, Series 2019 A, GO Bonds	5.50%	01/01/2035	100	117,213
Illinois (State of) Finance Authority (Green Bonds), Series 2019, RB	5.00%	07/01/2037	70	90,994
Illinois (State of) Toll Highway Authority, Series 2019 A, RB	5.00%	01/01/2044	100	123,986

				332,193

Indiana-2.40%
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2054	100	123,260

Kansas-2.39%
University of Kansas Hospital Authority, Series 2019 A, RB	5.00%	09/01/2048	100	122,547

Maryland-2.29%
Baltimore (City of), MD, Series 2019 A, RB	4.00%	07/01/2044	100	117,659

Massachusetts-3.91%
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2031	70	92,773
Massachusetts (State of) Development Finance Agency (Atrius Health), Series 2019 A, Ref. RB	4.00%	06/01/2049	100	107,995

				200,768

Michigan-4.51%
Lansing (City of), MI Board of Water & Light, Series 2019 A, RB	5.00%	07/01/2048	80	101,274
Michigan (State of) Building Authority (Facilities Program), Series 2019, Ref. RB	5.00%	04/15/2036	100	130,494

				231,768

New Jersey-3.52%
New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	5.00%	12/15/2029	150	180,740

New York-15.92%
Battery Park (City of), NY Authority, Series 2019 B, Ref. RB	5.00%	11/01/2038	100	131,308
Metropolitan Transportation Authority (Green Bonds), Series 2019 C, RB, (INS - BAM)(a)	5.00%	11/15/2044	100	122,169
New York (City of), NY, Series 2019 A-1, GO Bonds	5.00%	08/01/2039	100	124,899

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

219

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY, Series 2019 FF-2, Ref. RB	5.00%	06/15/2038	$50	$64,542
New York (City of), NY Transitional Finance Authority, Series 2019 A2, RB	5.00%	05/01/2037	100	126,541
New York (State of) Dormitory Authority, Series 2019 A, Ref. RB	5.00%	03/15/2038	100	124,766
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2019 A, RB	5.00%	11/15/2049	100	123,018

				817,243

North Carolina-2.37%
North Carolina (State of), Series 2019 A, RB	4.00%	05/01/2034	100	121,539

Pennsylvania-4.70%
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center), Series 2019, Ref. RB	4.00%	07/15/2036	100	115,242
Philadelphia (City of), PA, Series 2019 B, GO Bonds	5.00%	02/01/2037	100	125,848

				241,090

Rhode Island-2.64%
Rhode Island Health & Educational Building Corp. (Brown University), Series 2019 A, Ref. RB	5.00%	09/01/2029	100	135,592

Texas-7.95%
North Texas Tollway Authority, Series 2019 A, Ref. RB	5.00%	01/01/2038	125	157,116
North Texas Tollway Authority, Series 2019 A, Ref. RB	4.00%	01/01/2039	75	87,510
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health), Series 2018 B, RB	5.00%	07/01/2032	25	31,614
Travis (County of), TX, Series 2019 A, GO Bonds	5.00%	03/01/2032	100	132,094

				408,334

TOTAL INVESTMENTS IN SECURITIES(b)-96.86% (Cost $4,839,182)				4,972,345
OTHER ASSETS LESS LIABILITIES-3.14%				161,107

NET ASSETS-100.00%				$5,133,452

Investment Abbreviations:

BAM -Build America Mutual Assurance Co.

COP -Certificates of Participation

GO   -General Obligation

INS   -Insurer

RB   -Revenue Bonds

Ref. -Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$290,778	$(290,778)	$-	$-	$-	$16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

220

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)

August 31, 2020

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.56%
Brazil-8.04%
Banco Bradesco S.A.
5.90%, 01/16/2021(a)	$100,000	$101,526
5.90%, 01/16/2021(a)	100,000	101,526
Banco do Brasil S.A., 5.38%, 01/15/2021(a)	100,000	101,428
Brazilian Government International Bond, 4.88%, 01/22/2021	200,000	203,537
Itau Unibanco Holding S.A., 5.75%, 01/22/2021(a)	100,000	101,550
Petrobras Global Finance B.V.
5.38%, 01/27/2021	100,000	101,607
8.38%, 05/23/2021	100,000	105,062

		816,236

Chile-3.04%
Chile Government International Bond, 3.25%, 09/14/2021	300,000	308,720

China-7.02%
Alibaba Group Holding Ltd., 3.13%, 11/28/2021	100,000	102,979
CNOOC Finance (2011) Ltd., 4.25%, 01/26/2021(a)	200,000	202,743
Huarong Finance II Co. Ltd., 3.63%, 11/22/2021(a)	200,000	204,926
Sinopec Group Overseas Development (2016) Ltd., 2.00%, 09/29/2021(a)	200,000	202,516

		713,164

Colombia-3.04%
Colombia Government International Bond, 4.38%, 07/12/2021	300,000	308,974

Hungary-4.07%
Hungary Government International Bond, 6.38%, 03/29/2021	400,000	413,690

India-4.05%
Bank of India, 6.25%, 02/16/2021(a)	200,000	204,136
Indian Oil Corp. Ltd., 5.63%, 08/02/2021(a)	200,000	206,813

		410,949

Indonesia-10.19%
Indonesia Government International Bond
4.88%, 05/05/2021(a)	200,000	205,628
4.88%, 05/05/2021(a)	200,000	205,628
Perusahaan Penerbit SBSN Indonesia III, 3.40%, 03/29/2021(a)	200,000	203,318
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 5.50%, 11/22/2021(a)	400,000	420,650

		1,035,224

Malaysia-4.00%
Export-Import Bank of Malaysia Bhd., 2.48%, 10/20/2021(a)	200,000	203,481
RHB Bank Bhd., 2.50%, 10/06/2021(a)	200,000	203,247

		406,728

Mexico-6.03%
Comision Federal de Electricidad, 4.88%, 05/26/2021(a)	200,000	205,925

	Principal Amount	Value
Mexico-(continued)
Comision Federal de Electricidad, 4.88%, 05/26/2021(a)	$100,000	$102,962
Petroleos Mexicanos, 5.50%, 01/21/2021	300,000	304,125

		613,012

Peru-2.05%
Banco de Credito del Peru, 2.70%, 01/11/2025(a)	200,000	208,313

Philippines-1.99%
Philippine Government International Bond, 4.00%, 01/15/2021	200,000	202,450

Poland-4.07%
Republic of Poland Government International Bond, 5.13%, 04/21/2021	400,000	413,297

Russia-6.13%
Alfa Bank AO Via Alfa Bond Issuance PLC
7.75%, 04/28/2021(a)	200,000	207,992
7.75%, 04/28/2021(a)	200,000	207,992
Sberbank of Russia Via SB Capital S.A., Series 7, 5.72%, 06/16/2021(a)	200,000	207,200

		623,184

South Africa-3.86%
Eskom Holdings SOC Ltd., 5.75%, 01/26/2021(a)	400,000	392,334

Supranational-8.00%
Asian Development Bank
2.25%, 01/20/2021	200,000	201,461
1.63%, 03/16/2021	200,000	201,541
Black Sea Trade & Development Bank
4.88%, 05/06/2021(a)	200,000	204,647
4.88%, 05/06/2021(a)	200,000	204,647

		812,296

Taiwan-2.98%
Foxconn (Far East) Ltd., 2.25%, 09/23/2021(a)	300,000	302,966

Turkey-9.83%
Hazine Mustesarligi Varlik Kiralama A.S.
4.25%, 06/08/2021(a)	200,000	199,053
4.25%, 06/08/2021(a)	200,000	199,053
Turkey Government International Bond, 5.63%, 03/30/2021	200,000	202,313
Turkiye Vakiflar Bankasi T.A.O.
5.50%, 10/27/2021(a)	200,000	199,122
5.50%, 10/27/2021(a)	200,000	199,122

		998,663

United Arab Emirates-10.17%
Abu Dhabi Government International Bond
2.13%, 05/03/2021(a)	200,000	202,327
2.13%, 05/03/2021(a)	200,000	202,326
Abu Dhabi National Energy Co. PJSC, 5.88%, 12/13/2021(a)	200,000	213,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

221

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)–(continued)

August 31, 2020

	Principal
	Amount	Value
United Arab Emirates-(continued)
Dolphin Energy Ltd. LLC, 5.50%, 12/15/2021(a)	$200,000	$210,882
EIB Sukuk Co. Ltd., 3.54%, 05/31/2021(a)	200,000	203,923

		1,032,754

Total U.S. Dollar Denominated Bonds & Notes (Cost $9,826,961)	.	10,012,954

	Shares
Money Market Funds-0.31%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(b)(c) (Cost $31,602)	31,602	31,602

TOTAL INVESTMENTS IN SECURITIES-98.87% (Cost $9,858,563)		10,044,556
OTHER ASSETS LESS LIABILITIES-1.13%		114,888

NET ASSETS-100.00%		$10,159,444

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $6,943,198, which represented 68.34% of the Fund’s Net Assets.

(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$20,198	$2,050,408	$(2,039,004)	$-	$-	$31,602	$1,151

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	-	642,882	(642,882)	-	-	-	158	*

Invesco Liquid Assets Portfolio, Institutional Class	-	155,629	(155,623)	-	(6)	-	66	*
Invesco Private Government Fund	-	562,762	(562,762)	-	-	-	3	*

Total	$20,198	$3,411,681	$(3,400,271)	$-	$(6)	$31,602	$1,378

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

222

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

August 31, 2020

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.15%
Brazil-5.99%
Banco do Brasil S.A., 5.88%, 01/26/2022(a)	$200,000	$209,190
Cielo USA, Inc., 3.75%, 11/16/2022(a)	92,571	94,054
Itau Unibanco Holding S.A., 5.50%, 08/06/2022(a)	200,000	210,257
Petrobras Global Finance B.V., 6.13%, 01/17/2022	100,000	105,852

		619,353

Chile-1.51%
Banco del Estado de Chile, 3.88%, 02/08/2022(a)	150,000	156,348

China-8.08%
CNOOC Finance (2012) Ltd., 3.88%, 05/02/2022(a)	200,000	209,566
Sinopec Group Overseas Development (2012) Ltd.
3.90%, 05/17/2022(a)	200,000	209,690
3.90%, 05/17/2022(a)	200,000	209,690
State Grid Overseas Investment (2016) Ltd., 2.75%, 05/04/2022(a)	200,000	205,984

		834,930

Colombia-3.01%
Bancolombia S.A., 5.13%, 09/11/2022	100,000	105,092
Grupo Aval Ltd., 4.75%, 09/26/2022(a)	200,000	205,500

		310,592

India-6.48%
JSW Steel Ltd., 5.25%, 04/13/2022(a)	200,000	201,499
Reliance Industries Ltd., 5.40%, 02/14/2022(a)	250,000	264,000
State Bank of India, 3.25%, 01/24/2022(a)	200,000	204,152

		669,651

Indonesia-8.11%
Indonesia Government International Bond, 3.75%, 04/25/2022(a)	200,000	208,739
Perusahaan Penerbit SBSN Indonesia III
3.40%, 03/29/2022(a)	200,000	207,515
3.30%, 11/21/2022(a)	200,000	209,465
PT Pertamina (Persero), 4.88%, 05/03/2022(a)	200,000	212,020

		837,739

Ireland-0.96%
Park Aerospace Holdings Ltd., 5.25%, 08/15/2022(a)	100,000	99,330

Malaysia-4.16%
Petronas Capital Ltd.
3.13%, 03/18/2022(a)	200,000	206,401
7.88%, 05/22/2022(a)	200,000	223,193

		429,594

Mauritius Island-1.94%
Neerg Energy Ltd., 6.00%, 02/13/2022(a)	200,000	200,875

Mexico-9.76%
America Movil S.A.B. de C.V., 3.13%, 07/16/2022	200,000	208,632

	Principal Amount	Value
Mexico-(continued)
Banco Santander (Mexico) S.A., Institucion de Banca Multiple, Grupo Financiero Santander, 4.13%, 11/09/2022(a)	$150,000	$157,593
Grupo Bimbo S.A.B. de C.V., 4.50%, 01/25/2022(a)	100,000	104,418
Mexico Government International Bond
3.63%, 03/15/2022	150,000	157,500
8.00%, 09/24/2022	200,000	227,500
Petroleos Mexicanos, 4.88%, 01/24/2022	150,000	152,740

		1,008,383

Panama-1.98%
Banistmo S.A., 3.65%, 09/19/2022(a)	200,000	204,103

Peru-1.03%
Banco BBVA Peru S.A., 5.00%, 08/26/2022(a)	100,000	106,852

Poland-3.12%
Republic of Poland Government International Bond, 5.00%, 03/23/2022	300,000	322,088

Russia-10.21%
Rosneft Oil Co. Via Rosneft International Finance DAC, 4.20%, 03/06/2022(a)	200,000	206,621
Russian Foreign Bond - Eurobond, 4.50%, 04/04/2022(a)	200,000	210,422
Sberbank of Russia Via SB Capital S.A.
6.13%, 02/07/2022(a)	200,000	212,411
5.13%, 10/29/2022(a)	200,000	211,676
VTB Bank OJSC Via VTB Capital S.A., 6.95%, 10/17/2022(a)	200,000	214,186

		1,055,316

South Africa-4.96%
MTN (Mauritius) Investments Ltd., 5.37%, 02/13/2022(a)	200,000	206,697
Republic of South Africa Government International Bond, 5.88%, 05/30/2022	100,000	105,888
Transnet SOC Ltd., 4.00%, 07/26/2022(a)	200,000	199,727

		512,312

Supranational-4.97%
Asian Development Bank
2.00%, 02/16/2022	200,000	205,142
1.88%, 02/18/2022	100,000	102,389
1.75%, 09/13/2022	200,000	206,293

		513,824

Thailand-2.04%
Bangkok Bank PCL, 3.88%, 09/27/2022(a)	200,000	210,679

Turkey-9.66%
QNB Finansbank A.S., 4.88%, 05/19/2022(a)	200,000	198,711
Turkey Government International Bond
5.13%, 03/25/2022	200,000	201,000
6.25%, 09/26/2022	200,000	203,420
Turkiye Garanti Bankasi A.S., 5.25%, 09/13/2022(a)	200,000	198,296
Turkiye Is Bankasi A.S., 5.50%, 04/21/2022(a)	200,000	197,062

		998,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

223

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)–(continued)

August 31, 2020

	Principal Amount	Value
United Arab Emirates-8.08%
Abu Dhabi Government International Bond
2.50%, 10/11/2022(a)	$200,000	$207,458
2.50%, 10/11/2022(a)	200,000	207,458
DIB Sukuk Ltd., 3.66%, 02/14/2022(a)	200,000	206,097
MDGH - GMTN B.V., 5.50%, 03/01/2022(a)	200,000	214,207

		835,220

United States-2.10%
JBS Investments II GmbH, 7.00%, 01/15/2026(a)	200,000	216,619

Total U.S. Dollar Denominated Bonds & Notes (Cost $9,759,692)		10,142,297

	Shares	Value
Money Market Funds-0.66%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(b)(c) (Cost $68,228)	68,228	$68,228

TOTAL INVESTMENTS IN SECURITIES-98.81% (Cost $9,827,920)		10,210,525
OTHER ASSETS LESS LIABILITIES-1.19%		123,038

NET ASSETS-100.00%		$10,333,563

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $7,838,761, which represented 75.86% of the Fund’s Net Assets.

(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$38,836	$790,361	$(760,969)	$-	$-	$68,228	$986

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	121,878	571,135	(693,013)		-	-	493	*

Invesco Liquid Assets Portfolio, Institutional Class	40,126	155,005	(195,090)	-	(41)	-	180	*
Invesco Private Government Fund	-	370,701	(370,701)		-	-	1	*

Invesco Private Prime Fund	-	29,500	(29,500)		-	-	-

Total	$200,840	$1,916,702	$(2,049,273)	$-	$(41)	$68,228	$1,660

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

224

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

August 31, 2020

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.89%
Brazil-9.04%
Banco do Brasil S.A., 5.88%, 01/19/2023(a)	$200,000	$214,752
Brazilian Government International Bond, 2.63%, 01/05/2023	200,000	206,700
Embraer Overseas Ltd., 5.70%, 09/16/2023(a)	150,000	151,313
Itau Unibanco Holding S.A., 5.13%, 05/13/2023(a)	200,000	212,376
Petrobras Global Finance B.V., 4.38%, 05/20/2023	150,000	157,237

		942,378

Chile-6.09%
Banco de Credito e Inversiones S.A., 4.00%, 02/11/2023(a)	200,000	213,383
Falabella S.A., 3.75%, 04/30/2023(a)	200,000	208,521
Inversiones CMPC S.A., 4.38%, 05/15/2023(a)	200,000	213,007

		634,911

China-8.23%
CNOOC Finance (2013) Ltd., 3.00%, 05/09/2023	200,000	210,678
CNPC General Capital Ltd., 3.40%, 04/16/2023(a)	200,000	212,401
Sinopec Group Overseas Development (2013) Ltd., 4.38%, 10/17/2023(a)	200,000	220,189
State Grid Overseas Investment (2016) Ltd., 3.75%, 05/02/2023(a)	200,000	215,055

		858,323

Colombia-2.96%
Colombia Government International Bond, 2.63%, 03/15/2023	300,000	308,896

Hungary-4.33%
Hungary Government International Bond
5.38%, 02/21/2023	200,000	221,289
5.75%, 11/22/2023	200,000	230,084

		451,373

India-4.13%
Export-Import Bank of India, 4.00%, 01/14/2023(a)	200,000	211,051
Indian Oil Corp. Ltd., 5.75%, 08/01/2023(a)	200,000	219,869

		430,920

Indonesia-8.36%
Indo Energy Finance II B.V., 6.38%, 01/24/2023(a)	114,000	112,005
Indonesia Government International Bond
3.38%, 04/15/2023(a)	200,000	211,360
5.38%, 10/17/2023(a)	200,000	225,750
PT Pertamina (Persero), 4.30%, 05/20/2023(a)	300,000	322,800

		871,915

Ireland-0.92%
Park Aerospace Holdings Ltd., 4.50%, 03/15/2023(a)	100,000	95,495

Mexico-7.70%
Fresnillo PLC, 5.50%, 11/13/2023(a)	200,000	221,520

	Principal Amount	Value
Mexico-(continued)
Mexico Government International Bond, 4.00%, 10/02/2023	$350,000	$382,058
Petroleos Mexicanos, 3.50%, 01/30/2023	200,000	199,182

		802,760

Peru-4.05%
Banco de Credito del Peru, 4.25%, 04/01/2023(a)	200,000	214,479
Banco Internacional del Peru SAA Interbank, 3.38%, 01/18/2023(a)	200,000	207,229

		421,708

Philippines-2.01%
Rizal Commercial Banking Corp., 4.13%, 03/16/2023(a)	200,000	209,500

Poland-2.04%
Republic of Poland Government International Bond, 3.00%, 03/17/2023	200,000	212,785

Russia-10.46%
LUKOIL International Finance B.V., 4.56%, 04/24/2023(a)	200,000	213,777
Mobile Telesystems OJSC Via MTS International Funding DAC, 5.00%, 05/30/2023(a)	200,000	214,182
Russian Foreign Bond - Eurobond
4.88%, 09/16/2023(a)	200,000	220,947
4.88%, 09/16/2023(a)	400,000	441,894

		1,090,800

Supranational-3.06%
Asian Development Bank, 2.75%, 03/17/2023	300,000	319,356

Thailand-1.99%
Siam Commercial Bank PCL (The), 2.75%, 05/16/2023(a)	200,000	207,626

Turkey-9.44%
Hazine Mustesarligi Varlik Kiralama A.S., 5.00%, 04/06/2023(a)	200,000	195,316
KOC Holding A.S., 5.25%, 03/15/2023(a)	200,000	201,185
Petkim Petrokimya Holding A.S., 5.88%, 01/26/2023(a)	200,000	199,419
Turkey Government International Bond, 3.25%, 03/23/2023	200,000	190,560
Turkiye Garanti Bankasi A.S., 5.88%, 03/16/2023(a)	200,000	198,060

		984,540

United Arab Emirates-10.15%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/2023(a)	200,000	212,142
ADCB Finance Cayman Ltd.
4.50%, 03/06/2023(a)	200,000	213,138
4.00%, 03/29/2023(a)	200,000	212,690
DP World Crescent Ltd., 3.91%, 05/31/2023(a)	200,000	211,350
MDGH - GMTN B.V., 2.75%, 05/11/2023(a)	200,000	208,493

		1,057,813

United Kingdom-1.86%
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/2023(a)(b)	200,000	193,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

225

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)–(continued)

August 31, 2020

	Principal
	Amount	Value
United States-1.07%
JBS USA LUX S.A./JBS USA Finance, Inc., 6.75%, 02/15/2028(a)	$100,000	$110,981

Total U.S. Dollar Denominated Bonds & Notes (Cost $9,673,781)		10,205,703

	Shares
Money Market Funds-0.92%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $96,114)	96,114	96,114

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.81% (Cost $9,769,895)		10,301,817

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.88%
Invesco Private Government Fund, 0.03%(c)(d)(e)	147,005	$147,005
Invesco Private Prime Fund, 0.14%(c)(d)(e)	49,005	49,015

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $196,020)		196,020

TOTAL INVESTMENTS IN SECURITIES-100.69% (Cost $9,965,915)		10,497,837
OTHER ASSETS LESS LIABILITIES-(0.69)%		(71,889)

NET ASSETS-100.00%		$10,425,948

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $7,566,878, which represented 72.58% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$108,674	$1,145,338	$(1,157,898)	$-	$-	$96,114	$815

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	152,754	1,913,158	(2,065,912)	-	-	-	1,661	*

Invesco Liquid Assets Portfolio, Institutional Class	50,615	607,894	(658,481)	-	(28)	-	632	*
Invesco Private Government Fund	-	1,852,773	(1,705,768)	-	-	147,005	23	*

Invesco Private Prime Fund	-	211,198	(162,183)	-	-	49,015	13	*

Total	$312,043	$5,730,361	$(5,750,242)	$-	$(28)	$292,134	$3,144

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

226

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

August 31, 2020

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.50%
Brazil-8.01%
Andrade Gutierrez International S.A., 9.50%, 12/30/2024(a)	$100,000	$70,001
Brazilian Government International Bond, 8.88%, 04/15/2024	300,000	372,718
Cemig Geracao e Transmissao S.A., 9.25%, 12/05/2024(a)	200,000	225,402
GTL Trade Finance, Inc./Gerdau Holdings, Inc., 5.89%, 04/29/2024(a)(b)	200,000	220,979
Petrobras Global Finance B.V., 6.25%, 03/17/2024	200,000	221,450
Rio Oil Finance Trust, Series 2014-1, 9.25%, 07/06/2024(a)	127,746	138,094

		1,248,644

Chile-2.79%
Empresa Nacional del Petroleo, 4.38%, 10/30/2024(a)	400,000	435,047

China-9.83%
Alibaba Group Holding Ltd., 3.60%, 11/28/2024	200,000	221,328
CNAC HK Finbridge Co. Ltd., 3.38%, 06/19/2024(a)	200,000	211,801
CNOOC Finance 2014 ULC, 4.25%, 04/30/2024	200,000	222,153
Export-Import Bank of China (The), 3.63%, 07/31/2024(a)	200,000	219,594
State Grid Overseas Investment (2014) Ltd.
4.13%, 05/07/2024(a)	200,000	222,136
4.13%, 05/07/2024(a)	200,000	222,136
Tencent Holdings Ltd., 3.28%, 04/11/2024(a)	200,000	214,131

		1,533,279

Colombia-4.34%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	214,361
8.13%, 05/21/2024	200,000	243,729
SURA Asset Management S.A., 4.88%, 04/17/2024(a)	200,000	218,973

		677,063

Hong Kong-1.48%
King Power Capital Ltd., 5.63%, 11/03/2024(a)	200,000	230,624

Hungary-2.22%
Hungary Government International Bond, 5.38%, 03/25/2024	300,000	345,978

India-7.88%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/2024(a)	200,000	208,723
Bharti Airtel International Netherlands B.V., 5.35%, 05/20/2024(a)	200,000	218,087
Oil India Ltd., 5.38%, 04/17/2024(a)	200,000	219,121
ONGC Videsh Ltd., 4.63%, 07/15/2024(a)	200,000	216,266
ReNew Power Synthetic, 6.67%, 03/12/2024(a)	200,000	210,000
Vedanta Resources Ltd., 6.13%, 08/09/2024(a)	200,000	155,806

		1,228,003

	Principal Amount	Value
Indonesia-10.07%
Indonesia Government International Bond
5.88%, 01/15/2024(a)	$200,000	$230,749
5.88%, 01/15/2024(a)	200,000	230,749
4.45%, 02/11/2024	200,000	221,599
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/2024(a)	400,000	447,362
PT Perusahaan Gas Negara Tbk
5.13%, 05/16/2024(a)	200,000	219,499
5.13%, 05/16/2024(a)	200,000	219,499

		1,569,457

Mexico-8.85%
Banco Inbursa S.A., Institucion De Banca Multiple Grupo, Financiero Inbursa
4.13%, 06/06/2024(a)	150,000	157,425
4.13%, 06/06/2024(a)	150,000	157,425
CEMEX Finance LLC, 6.00%, 04/01/2024(a)	200,000	203,122
Comision Federal de Electricidad
4.88%, 01/15/2024(a)	200,000	214,981
4.88%, 01/15/2024(a)	400,000	429,962
Grupo Bimbo S.A.B. de C.V., 3.88%, 06/27/2024(a)	200,000	216,762

		1,379,677

Morocco-2.80%
OCP S.A., 5.63%, 04/25/2024(a)	400,000	436,088

Peru-1.41%
Minsur S.A., 6.25%, 02/07/2024(a)	200,000	220,669

Philippines-5.09%
Philippine Government International Bond, 4.20%, 01/21/2024	300,000	333,165
Philippine National Bank, 3.28%, 09/27/2024(a)	200,000	209,000
Power Sector Assets and Liabilities Management Corp., 7.39%, 12/02/2024(a)	200,000	251,360

		793,525

Poland-2.87%
Republic of Poland Government International Bond, 4.00%, 01/22/2024	400,000	447,024

South Africa-5.28%
MTN (Mauritius) Investments Ltd.
4.76%, 11/11/2024(a)	200,000	208,575
4.76%, 11/11/2024(a)	200,000	208,575
Republic of South Africa Government International Bond, 4.67%, 01/17/2024	200,000	207,724
Sasol Financing USA LLC, 5.88%, 03/27/2024	200,000	199,000

		823,874

Supranational-4.48%
Asian Development Bank
2.63%, 01/30/2024	450,000	486,324
1.50%, 10/18/2024	100,000	104,978
Asian Infrastructure Investment Bank (The), 2.25%, 05/16/2024	100,000	107,201

		698,503

Turkey-8.77%
Coca-Cola Icecek A.S., 4.22%, 09/19/2024(a)	200,000	204,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

227

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)–(continued)

August 31, 2020

	Principal Amount	Value
Turkey-(continued)
Hazine Mustesarligi Varlik Kiralama A.S., 4.49%, 11/25/2024(a)	$200,000	$187,855
Turk Telekomunikasyon A.S., 4.88%, 06/19/2024(a)	200,000	196,950
Turkey Government International Bond
6.35%, 08/10/2024	200,000	201,150
5.60%, 11/14/2024	200,000	195,725
Turkiye Is Bankasi A.S., 6.13%, 04/25/2024(a)	400,000	381,284

		1,367,498

United Arab Emirates-10.89%
Abu Dhabi Government International Bond, 2.13%, 09/30/2024(a)	400,000	417,793
Abu Dhabi National Energy Co. PJSC, 3.88%, 05/06/2024(a)	200,000	218,096
EMG Sukuk Ltd., 4.56%, 06/18/2024(a)	200,000	208,212
MAF Global Securities Ltd., 4.75%, 05/07/2024(a)	200,000	213,964
MDGH - GMTN B.V.
3.00%, 04/19/2024(a)	200,000	213,107
2.50%, 11/07/2024(a)	200,000	210,516
Sharjah Sukuk Ltd., 3.76%, 09/17/2024(a)	200,000	215,749

		1,697,437

Vietnam-1.44%
Vietnam Government International Bond, 4.80%, 11/19/2024(a)	200,000	225,000

Total U.S. Dollar Denominated Bonds & Notes (Cost $14,747,341)		15,357,390

	Shares	Value
Money Market Funds-0.32%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $50,313)	50,313	$50,313

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.82% (Cost $14,797,654)		15,407,703

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.46%
Invesco Private Government Fund, 0.03%(c)(d)(e)	170,775	170,775
Invesco Private Prime Fund, 0.14%(c)(d)(e)	56,914	56,925

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $227,700)		227,700

TOTAL INVESTMENTS IN SECURITIES-100.28% (Cost $15,025,354)		15,635,403
OTHER ASSETS LESS LIABILITIES-(0.28)%		(43,481)

NET ASSETS-100.00%		$15,591,922

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $11,011,783, which represented 70.62% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$30,464	$4,596,108	$(4,576,259)	$-	$-	$50,313	$995

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	-	2,737,932	(2,737,932)	-	-	-	915	*

Invesco Liquid Assets Portfolio, Institutional Class	-	801,910	(801,893)	-	(17)	-	346	*
Invesco Private Government Fund	-	402,066	(231,291)	-	-	170,775	6	*

Invesco Private Prime Fund	-	102,285	(45,360)	-	-	56,925	5	*

Total	$30,464	$8,640,301	$(8,392,735)	$-	$(17)	$278,013	$2,267

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

228

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)–(continued)

August 31, 2020

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

229

Statements of Assets and Liabilities

August 31, 2020

	Invesco BulletShares 2020 Corporate Bond ETF (BSCK)	Invesco BulletShares 2021 Corporate Bond ETF (BSCL)	Invesco BulletShares 2022 Corporate Bond ETF (BSCM)	Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

Assets:
Unaffiliated investments in securities, at value(a)	$1,435,033,307	$1,986,361,071	$1,989,157,538	$1,326,725,356
Affiliated investments in securities, at value	100,289,758	35,877,824	39,785,125	4,857,094
Cash	-	-	321,570	1,058,608
Deposits with brokers:
Cash segregated as collateral	-	43,795	109,826	-
Receivable for:
Dividends and interest	8,244,692	17,316,688	15,601,964	10,452,474
Securities lending	-	885	5,278	143
Investments sold.	-	-	21,804,409	-
Fund shares sold.	-	3,238,680	104,640	9,836,756
Investments matured, at value	-	-	-	-

Total assets	1,543,567,757	2,042,838,943	2,066,890,350	1,352,930,431

Liabilities:
Payable for:
Investments purchased	46,284,711	3,248,517	430,335	10,868,886
Collateral upon return of securities loaned	-	6,666,595	3,668,605	871,650
Collateral upon receipt of securities in-kind.	-	43,795	109,826	-
Fund shares repurchased	35,040,324	-	22,953,250	-
Accrued unitary management fees	106,274	167,575	168,168	112,138

Total liabilities	81,431,309	10,126,482	27,330,184	11,852,674

Net Assets	$1,462,136,448	$2,032,712,461	$2,039,560,166	$1,341,077,757

Net assets consist of:
Shares of beneficial interest	$1,459,845,965	$2,005,050,619	$1,978,343,462	$1,284,405,244
Distributable earnings (loss)	2,290,483	27,661,842	61,216,704	56,672,513

Net Assets	$1,462,136,448	$2,032,712,461	$2,039,560,166	$1,341,077,757

Shares outstanding (unlimited amount authorized, $0.01 par value)	68,850,000	95,250,000	93,300,000	61,350,000
Net asset value	$21.24	$21.34	$21.86	$21.86

Market price	$21.24	$21.36	$21.85	$21.88

Unaffiliated investments in securities, at cost	$1,433,344,613	$1,960,647,302	$1,932,174,244	$1,268,862,234

Affiliated investments in securities, at cost	$100,289,758	$35,877,824	$39,785,125	$4,857,094

Investments matured, at cost	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$-	$6,488,876	$3,559,529	$848,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

230

Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2029 Corporate Bond ETF	Invesco BulletShares 2020 High Yield Corporate Bond ETF
(BSCO)	(BSCP)	(BSCQ)	(BSCR)	(BSCS)	(BSCT)	(BSJK)

$1,067,169,705	$627,343,753	$290,714,312	$229,297,259	$127,366,170	$25,528,276	$709,797,104
12,563,915	4,618,747	2,973,079	848,692	1,528,346	332,240	13,562,832
600	-	-	-	-	-	-
-	-	-	-	-	-	-
9,884,705	5,519,096	2,441,506	1,918,101	1,327,218	247,084	2,703,186
921	602	349	1,085	622	57	134,720
-	6,622,151	-	-	-	-	-
-	-	-	3,308,799	-	-	-
-	-	-	-	-	-	352,215

1,089,619,846	644,104,349	296,129,246	235,373,936	130,222,356	26,107,657	726,550,057

-	-	-	3,314,099	-	-	-
4,279,498	4,486,923	2,422,447	424,878	1,193,027	290,503	7,241,157
-	-	-	-	-	-	-
-	6,732,273	-	-	-	-	-
89,395	51,454	24,680	19,029	10,836	2,187	261,518

4,368,893	11,270,650	2,447,127	3,758,006	1,203,863	292,690	7,502,675

$1,085,250,953	$632,833,699	$293,682,119	$231,615,930	$129,018,493	$25,814,967	$719,047,382

$1,028,283,367	$595,298,969	$273,421,597	$217,303,376	$120,824,415	$24,495,160	$761,381,071
56,967,586	37,534,730	20,260,522	14,312,554	8,194,078	1,319,807	(42,333,689)

$1,085,250,953	$632,833,699	$293,682,119	$231,615,930	$129,018,493	$25,814,967	$719,047,382

48,750,000	28,200,000	13,500,000	10,500,000	5,550,001	1,200,001	30,700,000
$22.26	$22.44	$21.75	$22.06	$23.25	$21.51	$23.42

$22.28	$22.45	$21.78	$22.07	$23.25	$21.51	$23.39

$1,008,192,831	$589,348,231	$270,082,194	$214,703,096	$119,074,310	$24,210,136	$711,033,895

$12,563,915	$4,618,747	$2,973,079	$848,692	$1,528,346	$332,240	$13,562,832

$-	$-	$-	$-	$-	$-	$353,155

$4,146,374	$4,347,246	$2,366,807	$413,981	$1,150,023	$283,699	$6,852,273

231

Statements of Assets and Liabilities–(continued)

August 31, 2020

	Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)	Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
Assets:
Unaffiliated investments in securities, at value(a)	$928,871,600	$632,945,576	$376,432,121	$170,414,109
Affiliated investments in securities, at value	83,143,686	52,460,353	18,221,803	9,397,901
Cash	2,068,942	6,311	-	4,019
Deposits with brokers:
Cash segregated as collateral	-	-	161,880	65,214
Receivable for:
Dividends and interest	14,030,283	9,994,291	6,317,041	2,742,090
Securities lending	38,182	15,582	8,284	3,878
Investments sold	2,672,257	-	-	-
Fund shares sold	-	-	7,604,712	60,186

Total assets	1,030,824,950	695,422,113	408,745,841	182,687,397

Liabilities:
Payable for:
Investments purchased	2,070,500	-	7,530,988	1,583,620
Collateral upon return of securities loaned	36,214,035	17,570,454	11,013,726	5,736,363
Collateral upon receipt of securities in-kind	-	-	161,880	65,214
Accrued unitary management fees	346,235	238,350	132,370	61,429

Total liabilities	38,630,770	17,808,804	18,838,964	7,446,626

Net Assets	$992,194,180	$677,613,309	$389,906,877	$175,240,771

Net assets consist of:
Shares of beneficial interest	$1,062,085,659	$721,141,986	$408,271,648	$180,212,465
Distributable earnings (loss)	(69,891,479)	(43,528,677)	(18,364,771)	(4,971,694)

Net Assets	$992,194,180	$677,613,309	$389,906,877	$175,240,771

Shares outstanding (unlimited amount authorized, $0.01 par value)	43,000,000	29,500,000	15,700,000	7,200,000
Net asset value	$23.07	$22.97	$24.83	$24.34

Market price	$23.09	$22.97	$24.81	$24.34

Unaffiliated investments in securities, at cost	$923,216,568	$629,277,462	$372,772,313	$169,883,705

Affiliated investments in securities, at cost	$83,143,418	$52,460,274	$18,221,803	$9,397,901

(a) Includes securities on loan with an aggregate value of:	$34,346,395	$16,852,903	$10,552,838	$5,542,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

232

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)	Invesco BulletShares 2021 Municipal Bond ETF (BSML)	Invesco BulletShares 2022 Municipal Bond ETF (BSMM)	Invesco BulletShares 2023 Municipal Bond ETF (BSMN)	Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

$126,493,880	$73,269,474	$19,622,210	$24,810,032	$27,490,081	$15,087,749	$12,562,939
6,582,237	2,411,200	224,216	-	-	-	-
-	-	-	130,069	41,095	35,166	70,412
-	-	-	-	-	-	-
2,132,015	1,140,504	268,171	317,554	317,475	163,741	130,991
2,985	459	593	-	-	-	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-

135,211,117	76,821,637	20,115,190	25,257,655	27,848,651	15,286,656	12,764,342

-	-	-	-	-	-	-
4,412,400	2,015,115	182,734	-	-	-	-
-		-	-	-	-	-
45,977	26,278	7,032	3,852	4,173	2,334	1,949

4,458,377	2,041,393	189,766	3,852	4,173	2,334	1,949

$130,752,740	$74,780,244	$19,925,424	$25,253,803	$27,844,478	$15,284,322	$12,762,393

$133,358,526	$76,076,903	$19,344,490	$25,161,358	$27,712,627	$15,104,435	$12,546,896
(2,605,786)	(1,296,659)	580,934	92,445	131,851	179,887	215,497

$130,752,740	$74,780,244	$19,925,424	$25,253,803	$27,844,478	$15,284,322	$12,762,393

5,500,000	3,000,001	800,001	1,000,001	1,100,001	600,001	500,001
$ 23.77	$24.93	$24.91	$25.25	$25.31	$25.47	$25.52

$ 23.74	$24.88	$24.84	$25.35	$25.40	$25.53	$25.62

$125,516,935	$72,370,263	$19,005,602	$24,717,587	$27,359,303	$14,909,264	$12,347,442

$ 6,582,237	$2,411,200	$224,216	$-	$-	$-	$-

$ 4,230,874	$1,940,287	$174,790	$-	$-	$-	$-

233

Statements of Assets and Liabilities–(continued)

August 31, 2020

	Invesco BulletShares 2025 Municipal Bond ETF (BSMP)	Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)	Invesco BulletShares 2027 Municipal Bond ETF (BSMR)	Invesco BulletShares 2028 Municipal Bond ETF (BSMS)
Assets:
Unaffiliated investments in securities, at value(a)	$10,166,356	$12,533,183	$14,982,772	$5,124,796
Affiliated investments in securities, at value	-	-	-	-
Cash	77,631	66,478	92,583	103,089
Receivable for:
Dividends and interest	101,110	142,022	130,977	44,761
Securities lending	-	-	-	-

Total assets	10,345,097	12,741,683	15,206,332	5,272,646

Liabilities:
Payable for:
Investments purchased	61,347	-	-	131,291
Collateral upon return of securities loaned	-	-	-	-
Accrued unitary management fees	1,572	1,901	2,083	791

Total liabilities	62,919	1,901	2,083	132,082

Net Assets	$10,282,178	$12,739,782	$15,204,249	$5,140,564

Net assets consist of:
Shares of beneficial interest	$10,000,140	$12,563,909	$15,239,250	$5,000,037
Distributable earnings (loss)	282,038	175,873	(35,001)	140,527

Net Assets	$10,282,178	$12,739,782	$15,204,249	$5,140,564

Shares outstanding (unlimited amount authorized, $0.01 par value)	400,001	500,001	600,001	200,001
Net asset value	$25.71	$25.48	$25.34	$25.70

Market price	$25.78	$25.54	$25.42	$25.76

Unaffiliated investments in securities, at cost	$9,884,864	$12,357,310	$15,017,773	$4,984,515

Affiliated investments in securities, at cost	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$-	$-	$-	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

234

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)	Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)	Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)	Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)	Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

$4,972,345	$10,012,954	$10,142,297	$10,205,703	$15,357,390
-	31,602	68,228	292,134	278,013
113,484	-	-	-	-
48,414	117,376	125,562	126,477	187,688
-	-	-	194	61

5,134,243	10,161,932	10,336,087	10,624,508	15,823,152

-	-	-	-	-
-	-	-	196,020	227,700
791	2,488	2,524	2,540	3,530

791	2,488	2,524	198,560	231,230

$5,133,452	$10,159,444	$10,333,563	$10,425,948	$15,591,922

$5,000,039	$9,978,531	$9,998,292	$9,998,960	$15,523,346
133,413	180,913	335,271	426,988	68,576

$5,133,452	$10,159,444	$10,333,563	$10,425,948	$15,591,922

200,001	400,001	400,001	400,001	600,001
$ 25.67	$25.40	$25.83	$26.06	$25.99

$ 25.70	$25.44	$25.90	$26.13	$26.05

$4,839,182	$9,826,961	$9,759,692	$9,673,781	$14,747,341

$ -	$31,602	$68,228	$292,134	$278,013

$ -	$-	$-	$191,687	$218,769

235

Statements of Operations

For the year ended August 31, 2020

	Invesco BulletShares 2020 Corporate Bond ETF (BSCK)	Invesco BulletShares 2021 Corporate Bond ETF (BSCL)	Invesco BulletShares 2022 Corporate Bond ETF (BSCM)	Invesco BulletShares 2023 Corporate Bond ETF (BSCN)
Investment income:
Unaffiliated interest income	$36,118,231	$45,629,588	$44,113,338	$29,502,717
Affiliated dividend income	537,843	119,149	79,341	37,338
Securities lending income	5,426	43,988	29,017	12,695

Total investment income	36,661,500	45,792,725	44,221,696	29,552,750

Expenses:
Unitary management fees	1,677,597	1,815,340	1,705,493	1,082,585

Less: Waivers	(220,906)	(40,564)	(27,569)	(8,798)

Net expenses	1,456,691	1,774,776	1,677,924	1,073,787

Net investment income	35,204,809	44,017,949	42,543,772	28,478,963

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,676,141	2,804,976	4,931,104	(1,104,445)
Affiliated investment securities	68	(2,711)	(771)	(202)
In-kind redemptions	422,881	1,111,965	2,849,519	1,388,530

Net realized gain (loss)	2,099,090	3,914,230	7,779,852	283,883

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(6,117,697)	5,442,347	26,312,413	30,381,610
Affiliated investment securities	-	-	-	-

Change in net unrealized appreciation (depreciation)	(6,117,697)	5,442,347	26,312,413	30,381,610

Net realized and unrealized gain (loss)	(4,018,607)	9,356,577	34,092,265	30,665,493

Net increase in net assets resulting from operations	$31,186,202	$53,374,526	$76,636,037	$59,144,456

(a)	For the period September 10, 2019 (commencement of investment operations) through August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

236

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)	Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	Invesco BulletShares 2029 Corporate Bond ETF (BSCT)(a)	Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)
$23,506,975	$12,925,518	$5,796,241	$4,114,767	$2,706,280	$384,893	$30,178,718
44,915	17,295	9,686	5,741	5,922	1,111	743,751
9,010	5,820	1,973	15,947	6,018	781	396,051

23,560,900	12,948,633	5,807,900	4,136,455	2,718,220	386,785	31,318,520

842,253	451,363	203,475	141,144	91,086	14,538	4,183,531

(9,780)	(4,122)	(1,995)	(1,333)	(1,184)	(218)	(105,826)

832,473	447,241	201,480	139,811	89,902	14,320	4,077,705

22,728,427	12,501,392	5,606,420	3,996,644	2,628,318	372,465	27,240,815

(820,526)	(170,821)	(335,204)	(244,174)	(95,400)	1,786	(17,252,666)
(542)	(723)	(165)	162	(387)	(90)	657
(125,178)	1,737,591	306,151	294,304	804,795	-	(6,098,768)

(946,246)	1,566,047	(29,218)	50,292	709,008	1,696	(23,350,777)

35,559,432	22,194,705	13,439,884	9,841,465	5,742,085	1,318,140	(2,946,625)
-	-	-	(2)	-	-	(401)

35,559,432	22,194,705	13,439,884	9,841,463	5,742,085	1,318,140	(2,947,026)

34,613,186	23,760,752	13,410,666	9,891,755	6,451,093	1,319,836	(26,297,803)

$57,341,613	$36,262,144	$19,017,086	$13,888,399	$9,079,411	$1,692,301	$943,012

237

Statements of Operations–(continued)

For the year ended August 31, 2020

	Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)	Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
Investment income:
Unaffiliated interest income.	$45,136,835	$31,961,581	$17,822,544	$7,416,170
Affiliated dividend income	344,908	180,529	95,137	29,239
Securities lending income	736,229	202,520	193,732	62,880

Total investment income	46,217,972	32,344,630	18,111,413	7,508,289

Expenses:
Unitary management fees	4,121,590	2,715,545	1,380,502	599,637

Less: Waivers	(68,052)	(38,984)	(18,405)	(5,792)

Net expenses	4,053,538	2,676,561	1,362,097	593,845

Net investment income	42,164,434	29,668,069	16,749,316	6,914,444

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities.	(64,720,966)	(41,950,856)	(20,349,816)	(5,003,862)
Affiliated investment securities	(5,079)	(3,238)	(3,761)	(216)
In-kind redemptions	(12,618,507)	(9,469,761)	(1,444,604)	(818,483)

Net realized gain (loss)	(77,344,552)	(51,423,855)	(21,798,181)	(5,822,561)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities.	(121,076)	1,891,027	3,694,606	(315,939)
Affiliated investment securities	112	79	(38)	-

Change in net unrealized appreciation (depreciation)	(120,964)	1,891,106	3,694,568	(315,939)

Net realized and unrealized gain (loss)	(77,465,516)	(49,532,749)	(18,103,613)	(6,138,500)

Net increase (decrease) in net assets resulting from operations	$(35,301,082)	$(19,864,680)	$(1,354,297)	$775,944

(a)	For the period September 10, 2019 (commencement of investment operations) through August 31, 2020.
(b)	For the period September 23, 2019 (commencement of investment operations) through August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

238

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)(a)	Invesco BulletShares 2021 Municipal Bond ETF (BSML)(b)	Invesco BulletShares 2022 Municipal Bond ETF (BSMM)(b)	Invesco BulletShares 2023 Municipal Bond ETF (BSMN)(b)	Invesco BulletShares 2024 Municipal Bond ETF (BSMO)(b)
$5,997,109	$2,774,015	$697,866	$140,022	$145,708	$125,624	$140,177
13,575	7,659	1,532	47	225	20	223
47,456	13,198	2,853	-	-	-	-

6,058,140	2,794,872	702,251	140,069	145,933	125,644	140,400

435,669	213,846	55,177	23,570	21,800	17,900	17,492

(3,343)	(1,554)	(401)	(8)	(36)	(3)	(43)

432,326	212,292	54,776	23,562	21,764	17,897	17,449

5,625,814	2,582,580	647,475	116,507	124,169	107,747	122,951

(3,153,626)	(2,162,536)	(48,533)	-	890	1,102	70
(720)	(90)	(161)	-	-	-	-
(129,271)	600,942	(592,281)	-	-	-	-

(3,283,617)	(1,561,684)	(640,975)	-	890	1,102	70

(631,688)	482,883	616,608	92,445	130,778	178,485	215,497
-	-	-	-	-	-	-

(631,688)	482,883	616,608	92,445	130,778	178,485	215,497

(3,915,305)	(1,078,801)	(24,367)	92,445	131,668	179,587	215,567

$1,710,509	$1,503,779	$623,108	$208,952	$255,837	$287,334	$338,518

239

Statements of Operations–(continued)

For the year ended August 31, 2020

	Invesco BulletShares 2025 Municipal Bond ETF (BSMP)(a)	Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)(a)	Invesco BulletShares 2027 Municipal Bond ETF (BSMR)(a)	Invesco BulletShares 2028 Municipal Bond ETF (BSMS)(a)
Investment income:
Unaffiliated interest income	$148,663	$180,343	$95,395	$93,503
Affiliated dividend income	126	58	8	13
Securities lending income	-	-	-	-

Total investment income	148,789	180,401	95,403	93,516

Expenses:
Unitary management fees	16,958	17,180	9,686	8,453

Less: Waivers	(24)	(12)	(1)	(3)

Net expenses	16,934	17,168	9,685	8,450

Net investment income	131,855	163,233	85,718	85,066

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	178	-	-	-
Affiliated investment securities	-	-	-	-

Net realized gain (loss)	178	-	-	-

Change in net unrealized appreciation (depreciation) on investment securities.	281,492	175,873	(35,001)	140,281

Net realized and unrealized gain (loss)	281,670	175,873	(35,001)	140,281

Net increase in net assets resulting from operations	$413,525	$339,106	$50,717	$225,347

(a)	For the period September 23, 2019 (commencement of investment operations) through August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

240

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)(a)	Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)	Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)	Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)	Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)
$96,815	$411,057	$442,665	$436,091	$531,193
16	1,151	986	815	995
-	419	1,463	3,743	620

96,831	412,627	445,114	440,649	532,808

8,427	29,471	29,871	30,019	36,778

(2)	(202)	(172)	(197)	(247)

8,425	29,269	29,699	29,822	36,531

88,406	383,358	415,415	410,827	496,277

-	(4,800)	(47,293)	(85,028)	(514,304)
-	(6)	(41)	(28)	(17)

-	(4,806)	(47,334)	(85,056)	(514,321)

133,163	(43,564)	37,062	87,867	54,147

133,163	(48,370)	(10,272)	2,811	(460,174)

$221,569	$334,988	$405,143	$413,638	$36,103

241

Statements of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	Invesco BulletShares 2020		Invesco BulletShares 2021
	Corporate Bond ETF (BSCK)		Corporate Bond ETF (BSCL)
	2020	2019	2020	2019
Operations:
Net investment income	$35,204,809	$39,757,807	$44,017,949	$36,452,550
Net realized gain (loss)	2,099,090	(535,950)	3,914,230	212,336
Change in net unrealized appreciation (depreciation)	(6,117,697)	21,527,710	5,442,347	34,842,003

Net increase in net assets resulting from operations	31,186,202	60,749,567	53,374,526	71,506,889

Distributions to Shareholders from:
Distributable earnings	(35,822,915)	(40,425,963)	(45,210,380)	(37,206,197)

Shareholder Transactions:
Proceeds from shares sold	143,540,737	536,977,598	574,470,776	590,557,047
Value of shares repurchased	(467,795,933)	(9,552,845)	(170,441,189)	-

Net increase (decrease) in net assets resulting from share transactions	(324,255,196)	527,424,753	404,029,587	590,557,047

Net increase (decrease) in net assets	(328,891,909)	547,748,357	412,193,733	624,857,739

Net assets:
Beginning of period	1,791,028,357	1,243,280,000	1,620,518,728	995,660,989

End of period	$1,462,136,448	$1,791,028,357	$2,032,712,461	$1,620,518,728

Changes in Shares Outstanding:
Shares sold	6,750,000	25,500,000	27,000,000	28,350,000
Shares repurchased	(22,050,000)	(450,000)	(8,100,000)	-
Shares outstanding, beginning of period	84,150,000	59,100,000	76,350,000	48,000,000

Shares outstanding, end of period	68,850,000	84,150,000	95,250,000	76,350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

242

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)		Invesco BulletShares 2023 Corporate Bond ETF (BSCN)		Invesco BulletShares 2024 Corporate Bond ETF (BSCO)		Invesco BulletShares 2025 Corporate Bond ETF (BSCP)
2020	2019	2020	2019	2020	2019	2020	2019

$42,543,772	$31,522,130	$28,478,963	$18,652,802	$22,728,427	$13,629,700	$12,501,392	$7,049,670
7,779,852	542,081	283,883	228,567	(946,246)	6,779	1,566,047	216,386
26,312,413	45,493,276	30,381,610	35,215,574	35,559,432	29,834,712	22,194,705	18,947,463

76,636,037	77,557,487	59,144,456	54,096,943	57,341,613	43,471,191	36,262,144	26,213,519

(44,102,171)	(32,201,177)	(28,952,201)	(18,964,323)	(22,970,429)	(13,963,422)	(12,735,015)	(7,067,388)

769,119,905	498,202,441	555,967,612	409,117,640	530,671,776	241,215,529	332,520,312	182,143,533
(131,081,123)	-	(69,240,676)	(3,160,788)	(55,489,981)	(6,388,072)	(34,774,432)	(6,073,017)

638,038,782	498,202,441	486,726,936	405,956,852	475,181,795	234,827,457	297,745,880	176,070,516

670,572,648	543,558,751	516,919,191	441,089,472	509,552,979	264,335,226	321,273,009	195,216,647

1,368,987,518	825,428,767	824,158,566	383,069,094	575,697,974	311,362,748	311,560,690	116,344,043

$2,039,560,166	$1,368,987,518	$1,341,077,757	$824,158,566	$1,085,250,953	$575,697,974	$632,833,699	$311,560,690

35,700,000	23,850,000	25,950,000	19,950,000	24,600,000	11,700,000	15,300,000	9,000,000
(6,150,000)	-	(3,300,000)	(150,000)	(2,700,000)	(300,000)	(1,650,000)	(300,000)
63,750,000	39,900,000	38,700,000	18,900,000	26,850,000	15,450,000	14,550,000	5,850,000

93,300,000	63,750,000	61,350,000	38,700,000	48,750,000	26,850,000	28,200,000	14,550,000

243

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2020 and 2019

	Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)		Invesco BulletShares 2027 Corporate Bond ETF (BSCR)
	2020	2019	2020	2019
Operations:
Net investment income	$5,606,420	$2,918,573	$3,996,644	$1,697,595
Net realized gain (loss)	(29,218)	96,291	50,292	25,123
Change in net unrealized appreciation (depreciation)	13,439,884	9,286,995	9,841,463	5,517,193

Net increase (decrease) in net assets resulting from operations	19,017,086	12,301,859	13,888,399	7,239,911

Distributions to Shareholders from:
Distributable earnings	(5,773,325)	(2,987,273)	(4,062,137)	(1,757,099)

Shareholder Transactions:
Proceeds from shares sold	159,454,420	69,564,091	152,675,975	41,024,857
Value of shares repurchased	(11,750,028)	-	(3,336,772)	-
Transaction fees	55,068	107,559	40,755	80,077

Net increase (decrease) in net assets resulting from share transactions	147,759,460	69,671,650	149,379,958	41,104,934

Net increase (decrease) in net assets	161,003,221	78,986,236	159,206,220	46,587,746

Net assets:
Beginning of period	132,678,898	53,692,662	72,409,710	25,821,964

End of period	$293,682,119	$132,678,898	$231,615,930	$72,409,710

Changes in Shares Outstanding:
Shares sold	7,650,000	3,600,000	7,200,000	2,100,000
Shares repurchased	(600,000)	-	(150,000)	-
Shares outstanding, beginning of period	6,450,000	2,850,000	3,450,000	1,350,000

Shares outstanding, end of period	13,500,000	6,450,000	10,500,000	3,450,000

(a)	For the period September 10, 2019 (commencement of investment operations) through August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

244

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)		Invesco BulletShares 2029 Corporate Bond ETF (BSCT)	Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)		Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
2020	2019	2020(a)	2020	2019	2020	2019

$2,628,318	$636,478	$372,465	$27,240,815	$45,178,233	$42,164,434	$33,834,650
709,008	12,412	1,696	(23,350,777)	(14,900,763)	(77,344,552)	(7,602,968)
5,742,085	2,546,797	1,318,140	(2,947,026)	1,052,127	(120,964)	5,367,174

9,079,411	3,195,687	1,692,301	943,012	31,329,597	(35,301,082)	31,598,856

(2,657,051)	(640,417)	(372,494)	(27,342,773)	(48,820,774)	(43,521,860)	(34,170,323)

95,862,123	27,848,759	24,465,583	38,240,775	315,151,901	424,390,137	398,461,859
(9,855,620)	-	-	(450,657,531)	(76,180,877)	(201,879,059)	(4,909,894)
106,411	61,378	29,577	-	-	-	-

86,112,914	27,910,137	24,495,160	(412,416,756)	238,971,024	222,511,078	393,551,965

92,535,274	30,465,407	25,814,967	(438,816,517)	221,479,847	143,688,136	390,980,498

36,483,219	6,017,812	-	1,157,863,899	936,384,052	848,506,044	457,525,546

$129,018,493	$36,483,219	$25,814,967	$719,047,382	$1,157,863,899	$992,194,180	$848,506,044

4,350,000	1,350,000	1,200,001	1,600,000	13,100,000	17,600,000	16,200,000
(450,000)	-	-	(19,300,000)	(3,200,000)	(9,100,000)	(200,000)
1,650,001	300,001	-	48,400,000	38,500,000	34,500,000	18,500,000

5,550,001	1,650,001	1,200,001	30,700,000	48,400,000	43,000,000	34,500,000

245

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2020 and 2019

	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)		Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
	2020	2019	2020	2019
Operations:
Net investment income	$29,668,069	$20,007,018	$16,749,316	$9,388,542
Net realized gain (loss)	(51,423,855)	(3,088,813)	(21,798,181)	(1,312,189)
Change in net unrealized appreciation (depreciation)	1,891,106	1,931,864	3,694,568	487,965

Net increase (decrease) in net assets resulting from operations	(19,864,680)	18,850,069	(1,354,297)	8,564,318

Distributions to Shareholders from:
Distributable earnings	(29,866,686)	(20,443,849)	(16,901,342)	(9,637,906)

Shareholder Transactions:
Proceeds from shares sold	357,749,225	270,142,410	225,232,589	134,651,506
Value of shares repurchased.	(142,145,426)	-	(60,935,200)	(2,575,251)
Transaction fees	-	-	174,480	267,308

Net increase in net assets resulting from share transactions	215,603,799	270,142,410	164,471,869	132,343,563

Net increase in net assets	165,872,433	268,548,630	146,216,230	131,269,975

Net assets:
Beginning of period	511,740,876	243,192,246	243,690,647	112,420,672

End of period.	$677,613,309	$511,740,876	$389,906,877	$243,690,647

Changes in Shares Outstanding:
Shares sold	15,000,000	11,100,000	8,900,000	5,200,000
Shares repurchased	(6,500,000)	-	(2,600,000)	(100,000)
Shares outstanding, beginning of period	21,000,000	9,900,000	9,400,000	4,300,000

Shares outstanding, end of period	29,500,000	21,000,000	15,700,000	9,400,000

(a)	For the period September 10, 2019 (commencement of investment operations) through August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

246

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)		Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)		Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)		Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)
2020	2019	2020	2019	2020	2019	2020(a)

$6,914,444	$3,713,200	$5,625,814	$2,808,872	$2,582,580	$665,120	$647,475
(5,822,561)	(140,559)	(3,283,617)	(335,808)	(1,561,684)	(395)	(640,975)
(315,939)	1,559,016	(631,688)	1,749,369	482,883	404,912	616,608

775,944	5,131,657	1,710,509	4,222,433	1,503,779	1,069,637	623,108

(6,970,883)	(3,927,807)	(5,677,725)	(2,834,330)	(2,614,898)	(688,685)	(634,455)

124,971,617	49,749,220	88,216,937	52,534,149	83,092,040	20,242,264	31,101,013
(41,923,673)	-	(29,485,331)	-	(32,958,978)	-	(11,216,921)
126,656	98,218	109,821	100,402	56,606	49,562	52,679

83,174,600	49,847,438	58,841,427	52,634,551	50,189,668	20,291,826	19,936,771

76,979,661	51,051,288	54,874,211	54,022,654	49,078,549	20,672,778	19,925,424

98,261,110	47,209,822	75,878,529	21,855,875	25,701,695	5,028,917	-

$175,240,771	$98,261,110	$130,752,740	$75,878,529	$74,780,244	$25,701,695	$19,925,424

5,100,000	2,000,000	3,700,000	2,200,000	3,300,000	800,000	1,300,001
(1,800,000)	-	(1,300,000)	-	(1,300,000)	-	(500,000)
3,900,000	1,900,000	3,100,000	900,000	1,000,001	200,001	-

7,200,000	3,900,000	5,500,000	3,100,000	3,000,001	1,000,001	800,001

247

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2020 and 2019

	Invesco BulletShares 2021 Municipal Bond ETF (BSML)	Invesco BulletShares 2022 Municipal Bond ETF (BSMM)	Invesco BulletShares 2023 Municipal Bond ETF (BSMN)
	2020(a)	2020(a)	2020(a)
Operations:
Net investment income	$116,507	$124,169	$107,747
Net realized gain	-	890	1,102
Change in net unrealized appreciation (depreciation)	92,445	130,778	178,485

Net increase in net assets resulting from operations	208,952	255,837	287,334

Distributions to Shareholders from:
Distributable earnings	(118,503)	(123,778)	(107,428)
Return of capital	-	-	-

Total distributions to shareholders	(118,503)	(123,778)	(107,428)

Shareholder Transactions:
Proceeds from shares sold	25,125,540	27,667,555	15,104,416
Transaction fees	37,814	44,864	-

Net increase in net assets resulting from share transactions	25,163,354	27,712,419	15,104,416

Net increase in net assets	25,253,803	27,844,478	15,284,322

Net assets:
Beginning of period	-	-	-

End of period	$25,253,803	$27,844,478	$15,284,322

Changes in Shares Outstanding:
Shares sold	1,000,001	1,100,001	600,001
Shares outstanding, beginning of period	-	-	-

Shares outstanding, end of period	1,000,001	1,100,001	600,001

(a)	For the period September 23, 2019 (commencement of investment operations) through August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

248

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)	Invesco BulletShares 2025 Municipal Bond ETF (BSMP)	Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)	Invesco BulletShares 2027 Municipal Bond ETF (BSMR)	Invesco BulletShares 2028 Municipal Bond ETF (BSMS)	Invesco BulletShares 2029 Municipal Bond ETF (BSMT)
2020(a)	2020(a)	2020(a)	2020(a)	2020(a)	2020(a)

$122,951	$131,855	$163,233	$85,718	$85,066	$88,406
70	178	-	-	-	-
215,497	281,492	175,873	(35,001)	140,281	133,163

338,518	413,525	339,106	50,717	225,347	221,569

(123,875)	(131,372)	(164,122)	(85,718)	(84,808)	(88,142)
-	-	-	(8,108)	-	-

(123,875)	(131,372)	(164,122)	(93,826)	(84,808)	(88,142)

12,547,750	10,000,025	12,564,798	15,221,804	5,000,025	5,000,025
-	-	-	25,554	-	-

12,547,750	10,000,025	12,564,798	15,247,358	5,000,025	5,000,025

12,762,393	10,282,178	12,739,782	15,204,249	5,140,564	5,133,452

-	-	-	-	-	-

$12,762,393	$10,282,178	$12,739,782	$15,204,249	$5,140,564	$5,133,452

500,001	400,001	500,001	600,001	200,001	200,001
-	-	-	-	-	-

500,001	400,001	500,001	600,001	200,001	200,001

249

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2020 and 2019

	Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)		Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)
	2020	2019(a)	2020	2019(a)
Operations:
Net investment income	$383,358	$353,272	$415,415	$380,641
Net realized gain (loss)	(4,806)	4,230	(47,334)	21,727
Change in net unrealized appreciation (depreciation)	(43,564)	229,557	37,062	345,543

Net increase in net assets resulting from operations	334,988	587,059	405,143	747,911

Distributions to Shareholders from:
Distributable earnings	(383,358)	(357,776)	(436,417)	(383,099)
Return of capital	(5,139)	(16,355)	-	-

Total distributions to shareholders	(388,497)	(374,131)	(436,417)	(383,099)

Shareholder Transactions:
Proceeds from shares sold	-	10,000,025	-	10,000,025
Value of shares repurchased	-	-	-	-
Transaction fees	-	-	-	-

Net increase in net assets resulting from share transactions	-	10,000,025	-	10,000,025

Net increase (decrease) in net assets	(53,509)	10,212,953	(31,274)	10,364,837

Net assets:
Beginning of period	10,212,953	-	10,364,837	-

End of period	$10,159,444	$10,212,953	$10,333,563	$10,364,837

Changes in Shares Outstanding:
Shares sold	-	400,001	-	400,001
Shares repurchased	-		-	-
Shares outstanding, beginning of period	400,001	-	400,001	-

Shares outstanding, end of period	400,001	400,001	400,001	400,001

(a)	For the period October 2, 2018 (commencement of investment operations) through August 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

250

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)		Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)
2020	2019(a)	2020	2019(a)

$ 410,827	$393,373	$496,277	$420,545
(85,056)	20,216	(514,321)	25,232
87,867	444,055	54,147	555,902

413,638	857,644	36,103	1,001,679

(453,757)	(391,602)	(543,136)	(426,380)
-	-	-	-

(453,757)	(391,602)	(543,136)	(426,380)

-	10,000,025	7,925,466	10,000,025
-	-	(2,434,008)	-
-	-	32,173	-

-	10,000,025	5,523,631	10,000,025

(40,119)	10,466,067	5,016,598	10,575,324

10,466,067	-	10,575,324	-

$10,425,948	$10,466,067	$15,591,922	$10,575,324

-	400,001	300,000	400,001
-	-	(100,000)	-
400,001	-	400,001	-

400,001	400,001	600,001	400,001

251

Financial Highlights

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)

			Three Months Ended
	Years Ended August 31,		August 31,		Years Ended May 31,
	2020	2019	2018		2018	2017		2016
Per Share Operating Performance:
Net asset value at beginning of period	$21.28	$21.04	$21.04		$21.46	$21.37		$21.38

Net investment income(a)	0.45	0.53	0.12		0.44	0.46		0.51
Net realized and unrealized gain (loss) on investments	(0.04)	0.24	0.01		(0.40)	0.08		(0.01)

Total from investment operations	0.41	0.77	0.13		0.04	0.54		0.50

Distributions to shareholders from:
Net investment income	(0.45)	(0.53)	(0.13)		(0.44)	(0.45)		(0.51)
Net realized gains	-	-	-		(0.02)	(0.00	)(b)	-

Total distributions	(0.45)	(0.53)	(0.13)		(0.46)	(0.45)		(0.51)

Net asset value at end of period	$21.24	$21.28	$21.04		$21.04	$21.46		$21.37

Market price at end of period	$21.24 (c)	$21.33 (c)	$21.10	(c)	$21.10 (c)	$21.52		$21.44

Net Asset Value Total Return(d)	1.95%	3.71%	0.63%		0.17%	2.60%		2.39%
Market Price Total Return(d)	1.71%	3.66%	0.63%		0.17%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,462,136	$1,791,028	$1,243,280		$1,152,078	$930,225		$593,106
Ratio to average net assets of:
Expenses, after Waivers	0.09%	0.10%	0.10	%(e)	0.22%	0.24%		0.24%
Expenses, prior to Waivers	0.10%	0.10%	0.10	%(e)	0.22%
Net investment income	2.10%	2.49%	2.27	%(e)	2.08%	2.17%		2.43%
Portfolio turnover rate(f)	3%	9%	1%		9%	8%		9%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

252

Financial Highlights–(continued)

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

				Three Months Ended
	Years Ended August 31,			August 31,		Years Ended May 31,
	2020	2019		2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$21.22	$20.74		$20.76		$21.31	$21.14	$21.11

Net investment income(a)	0.51	0.57		0.13		0.50	0.52	0.57
Net realized and unrealized gain (loss) on investments	0.14	0.49		(0.00	)(b)	(0.53)	0.16	0.01

Total from investment operations	0.65	1.06		0.13		(0.03)	0.68	0.58

Distributions to shareholders from:
Net investment income	(0.52)	(0.58)		(0.15)		(0.50)	(0.50)	(0.55)
Net realized gains	(0.01)	(0.00	)(b)	-		(0.02)	(0.01)	-

Total distributions	(0.53)	(0.58)		(0.15)		(0.52)	(0.51)	(0.55)

Net asset value at end of period	$21.34	$21.22		$20.74		$20.76	$21.31	$21.14

Market price at end of period	$21.36 (c)	$21.28	(c)	$20.81	(c)	$20.79 (c)	$21.36	$21.17

Net Asset Value Total Return(d)	3.10%	5.19%		0.62%		(0.15)%	3.28%	2.81%
Market Price Total Return(d)	2.92%	5.12%		0.81%		(0.25)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,032,712	$1,620,519		$995,661		$921,704	$667,988	$361,425
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%		0.10	%(e)	0.22%	0.24%	0.24%
Expenses, prior to Waivers	0.10%	0.10%		0.10	%(e)	0.22%
Net investment income	2.42%	2.73%		2.57	%(e)	2.36%	2.44%	2.75%
Portfolio turnover rate(f)	18%	6%		3%		7%	5%	6%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

253

Financial Highlights–(continued)

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

			Three Months Ended
	Years Ended August 31,		August 31,		Years Ended May 31,
	2020	2019	2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$21.47	$20.69	$20.69		$21.33	$21.08	$21.03

Net investment income(a)	0.54	0.61	0.15		0.54	0.55	0.59
Net realized and unrealized gain (loss) on investments	0.41	0.79	0.01		(0.64)	0.25	0.05

Total from investment operations	0.95	1.40	0.16		(0.10)	0.80	0.64

Distributions to shareholders from:
Net investment income	(0.55)	(0.62)	(0.16)		(0.53)	(0.54)	(0.59)
Net realized gains	(0.01)	-	-		(0.01)	(0.01)	(0.00	)(b)

Total distributions	(0.56)	(0.62)	(0.16)		(0.54)	(0.55)	(0.59)

Net asset value at end of period	$21.86	$21.47	$20.69		$20.69	$21.33	$21.08

Market price at end of period	$21.85 (c)	$21.53 (c)	$20.74	(c)	$20.74 (c)	$21.37	$21.11

Net Asset Value Total Return(d)	4.51%	6.89%	0.78%		(0.50)%	3.82%	3.15%
Market Price Total Return(d)	4.18%	6.93%	0.77%		(0.45)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,039,560	$1,368,988	$825,429		$760,420	$518,404	$306,685
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.10	%(e)	0.22%	0.24%	0.24%
Expenses, prior to Waivers	0.10%	0.10%	0.10	%(e)	0.22%
Net investment income	2.49%	2.91%	2.80	%(e)	2.58%	2.63%	2.87%
Portfolio turnover rate(f)	19%	4%	0	%(g)	8%	10%	5%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(g)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

254

Financial Highlights–(continued)

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

					Three Months Ended
	Years Ended August 31,				August 31,		Years Ended May 31,
	2020		2019		2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$21.30		$20.27		$20.27		$20.97	$20.82	$20.56

Net investment income(a)	0.56		0.64		0.15		0.58	0.61	0.65
Net realized and unrealized gain (loss) on investments	0.57		1.03		0.02		(0.68)	0.19	0.22

Total from investment operations	1.13		1.67		0.17		(0.10)	0.80	0.87

Distributions to shareholders from:
Net investment income	(0.57)		(0.64)		(0.17)		(0.56)	(0.60)	(0.61)
Net realized gains	(0.00	)(b)	(0.00	)(b)	-		(0.04)	(0.05)	(0.00	)(b)

Total distributions	(0.57)		(0.64)		(0.17)		(0.60)	(0.65)	(0.61)

Net asset value at end of period	$21.86		$21.30		$20.27		$20.27	$20.97	$20.82

Market price at end of period	$21.88	(c)	$21.35	(c)	$20.31	(c)	$20.30 (c)	$21.03	$20.91

Net Asset Value Total Return(d)	5.43%		8.44%		0.84%		(0.50)%	3.92%	4.37%
Market Price Total Return(d)	5.28%		8.47%		0.88%		(0.65)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,341,078		$824,159		$383,069		$349,603	$188,736	$131,162
Ratio to average net assets of:
Expenses, after Waivers	0.10%		0.10%		0.10	%(e)	0.21%	0.24%	0.16	%(f)
Expenses, prior to Waivers	0.10%		0.10%		0.10	%(e)	0.22%	0.24%	0.22%
Net investment income	2.63%		3.11%		3.00	%(e)	2.80%	2.92%	3.21%
Portfolio turnover rate(g)	9%		6%		0	%(h)	7%	15%	7%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Reflects fees voluntarily waived or reimbursed by the Adviser.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

255

Financial Highlights–(continued)

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

			Three Months Ended
	Years Ended August 31,		August 31,		Years Ended May 31,
	2020	2019	2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$21.44	$20.15	$20.13		$20.88	$20.74	$20.52

Net investment income(a)	0.58	0.68	0.17		0.64	0.64	0.67
Net realized and unrealized gain (loss) on investments	0.83	1.30	0.03		(0.76)	0.15	0.22

Total from investment operations	1.41	1.98	0.20		(0.12)	0.79	0.89

Distributions to shareholders from:
Net investment income.	(0.59)	(0.69)	(0.18)		(0.63)	(0.62)	(0.65)
Net realized gains	-	-	-		-	(0.03)	(0.02)

Total distributions	(0.59)	(0.69)	(0.18)		(0.63)	(0.65)	(0.67)

Net asset value at end of period	$22.26	$21.44	$20.15		$20.13	$20.88	$20.74

Market price at end of period	$22.28 (b)	$21.50 (b)	$20.20	(b)	$20.18 (b)	$20.92	$20.80

Net Asset Value Total Return(c)	6.72%	10.08%	1.01%		(0.62)%	3.88%	4.50%
Market Price Total Return(c)	6.51%	10.11%	1.01%		(0.58)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,085,251	$575,698	$311,363		$292,963	$162,864	$96,423
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.10	%(d)	0.21%	0.24%	0.11	%(e)
Expenses, prior to Waivers	0.10%	0.10%	0.10	%(d)	0.22%	0.24%	0.21%
Net investment income	2.70%	3.29%	3.29	%(d)	3.10%	3.12%	3.33%
Portfolio turnover rate(f)	6%	5%	2%		5%	18%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Reflects fees voluntarily waived or reimbursed by the Adviser.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

256

Financial Highlights–(continued)

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

							For the Period
							October 7, 2015(a)
			Three Months Ended				Through
	Years Ended August 31,		August 31,		Years Ended May 31,		May 31,
	2020	2019	2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$21.41	$19.89	$19.84		$20.67	$20.65	$20.02

Net investment income(b)	0.60	0.70	0.17		0.64	0.62	0.42
Net realized and unrealized gain (loss) on investments	1.05	1.51	0.07		(0.85)	0.05	0.53

Total from investment operations	1.65	2.21	0.24		(0.21)	0.67	0.95

Distributions to shareholders from:
Net investment income	(0.62)	(0.69)	(0.19)		(0.62)	(0.59)	(0.32)
Net realized gains	-	-	-		-	(0.06)	-

Total distributions	(0.62)	(0.69)	(0.19)		(0.62)	(0.65)	(0.32)

Net asset value at end of period	$22.44	$21.41	$19.89		$19.84	$20.67	$20.65

Market price at end of period	$22.45 (c)	$21.44 (c)	$19.96	(c)	$19.85 (c)	$20.71	$20.71

Net Asset Value Total Return(d)	7.86%	11.39%	1.19%		(1.04)%	3.29%	4.81%
Market Price Total Return(d)	7.75%	11.14%	1.50%		(1.19)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$632,834	$311,561	$116,344		$104,181	$68,198	$27,878
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%	0.10	%(e)	0.22%	0.24%	0.24	%(e)
Expenses, prior to Waivers	0.10%	0.10%	0.10	%(e)	0.22%
Net investment income	2.77%	3.42%	3.38	%(e)	3.14%	3.04%	3.22	%(e)
Portfolio turnover rate(f)	9%	3%	1%		14%	18%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

257

Financial Highlights–(continued)

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

								For the Period
								September 14, 2016(a)
				Three Months Ended				Through
	Years Ended August 31,			August 31,		Year Ended May 31,		May 31,
	2020	2019		2018		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$20.57	$18.84		$18.82		$19.66		$19.88

Net investment income(b)	0.57	0.66		0.16		0.61		0.41
Net realized and unrealized gain (loss) on investments	1.20	1.71		0.04		(0.89)		(0.32)

Total from investment operations	1.77	2.37		0.20		(0.28)		0.09

Distributions to shareholders from:
Net investment income.	(0.58)	(0.66)		(0.18)		(0.59)		(0.31)
Net realized gains	(0.02)	(0.00	)(c)	-		(0.00	)(c)	-

Total distributions	(0.60)	(0.66)		(0.18)		(0.59)		(0.31)

Transaction fees(b)	0.01	0.02		-		0.03		-

Net asset value at end of period	$21.75	$20.57		$18.84		$18.82		$19.66

Market price at end of period	$21.78 (d)	$20.62	(d)	$18.88	(d)	$18.81	(d)	$19.69

Net Asset Value Total Return(e)	8.85%	13.05%		1.07%		(1.28)%		0.49%
Market Price Total Return(e)	8.73%	13.07%		1.34%		(1.50)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$293,682	$132,679		$53,693		$53,638		$26,538
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10%		0.10	%(f)	0.21%		0.24	%(f)
Expenses, prior to Waivers	0.10%	0.10%		0.10	%(f)	0.22%
Net investment income	2.76%	3.42%		3.41	%(f)	3.16%		3.00	%(f)
Portfolio turnover rate(g)	7%	4%		0%		0	%(h)	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

258

Financial Highlights–(continued)

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

						For the Period
						September 27, 2017(a)
				Three Months Ended		Through
	Years Ended August 31,			August 31,		May 31,
	2020	2019		2018		2018
Per Share Operating Performance:
Net asset value at beginning of period	$20.99	$19.13		$19.10		$19.99

Net investment income(b)	0.60	0.71		0.17		0.44
Net realized and unrealized gain (loss) on investments	1.08	1.84		0.04		(1.03)

Total from investment operations.	1.68	2.55		0.21		(0.59)

Distributions to shareholders from:
Net investment income	(0.61)	(0.72)		(0.19)		(0.34)
Net realized gains	(0.01)	-		-		-

Total distributions	(0.62)	(0.72)		(0.19)		(0.34)

Transaction fees(b)	0.01	0.03		0.01		0.04

Net asset value at end of period	$22.06	$20.99		$19.13		$19.10

Market price at end of period(c)	$22.07	$21.05		$19.16		$19.09

Net Asset Value Total Return(d)	8.25%	13.87%		1.16%		(2.77)%
Market Price Total Return(d)	7.98%	14.01%		1.37%		(2.82)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$231,616	$72,410		$25,822		$22,924
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.11	%(e)	0.10	%(f)	0.19	%(f)
Expenses, prior to Waivers.	0.10%	0.11	%(e)	0.10	%(f)	0.20	%(f)
Net investment income	2.83%	3.64	%(e)	3.60	%(f)	3.35	%(f)
Portfolio turnover rate(g)	7%	3%		0%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

259

Financial Highlights–(continued)

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

					For the Period
					August 7, 2018(a)
					Through
	Years Ended August 31,				August 31,
	2020		2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$22.11		$20.06		$20.00

Net investment income(b)	0.64		0.77		0.05
Net realized and unrealized gain on investments.	1.12		1.97		0.01

Total from investment operations	1.76		2.74		0.06

Distributions to shareholders from:
Net investment income	(0.65)		(0.76)		-
Net realized gains	(0.00	)(c)	-		-

Total distributions	(0.65)		(0.76)		-

Transaction fees(b)	0.03		0.07		-

Net asset value at end of period	$23.25		$22.11		$20.06

Market price at end of period(d)	$23.25		$22.17		$20.09

Net Asset Value Total Return(e)	8.33%		14.38%		0.30	%(f)
Market Price Total Return(e)	8.03%		14.51%		0.45	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$129,018		$36,483		$6,018
Ratio to average net assets of:
Expenses	0.10%		0.12	%(g)	0.10	%(h)
Net investment income	2.89%		3.74	%(g)	3.91	%(h)
Portfolio turnover rate(i)	3%		1%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (August 9, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.30%. The market price total return from Fund Inception to August 31, 2018 was 0.30%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

260

Financial Highlights–(continued)

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)

	For the Period
	September 10, 2019(a)
	Through
	August 31,
	2020
Per Share Operating Performance:
Net asset value at beginning of period	$20.00

Net investment income(b)	0.51
Net realized and unrealized gain on investments.	1.47

Total from investment operations	1.98

Distributions to shareholders from:
Net investment income	(0.51)

Transaction fees(b)	0.04

Net asset value at end of period	$21.51

Market price at end of period(c)	$21.51

Net Asset Value Total Return(d)	10.29	%(e)
Market Price Total Return(d)	10.28	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$25,815
Ratio to average net assets of:
Expenses	0.10	%(f)
Net investment income	2.55	%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2019, the first day of trading on the exchange) to August 31, 2020 was 10.96%. The market price total return from Fund Inception to August 31, 2020 was 10.45%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

261

Financial Highlights–(continued)

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)

					Three Months Ended
	Years Ended August 31,				August 31,		Years Ended May 31,
	2020		2019		2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$23.92		$24.32		$24.27		$24.86	$23.48	$25.67

Net investment income(a)	0.65		1.07		0.30		1.17	1.27	1.28
Net realized and unrealized gain (loss) on investments	(0.54)		(0.31)		0.08		(0.59)	1.32	(2.24)

Total from investment operations	0.11		0.76		0.38		0.58	2.59	(0.96)

Distributions to shareholders from:
Net investment income	(0.61)		(1.14)		(0.33)		(1.17)	(1.21)	(1.23)
Net realized gains	-		(0.02)		-		-	-	-

Total distributions	(0.61)		(1.16)		(0.33)		(1.17)	(1.21)	(1.23)

Net asset value at end of period	$23.42		$23.92		$24.32		$24.27	$24.86	$23.48

Market price at end of period	$23.39	(b)	$23.91	(b)	$24.35	(b)	$24.24 (b)	$24.91	$23.53

Net Asset Value Total Return(c)	0.47%		3.23%		1.56%		2.37%	11.29%	(3.64)%
Market Price Total Return(c)	0.38%		3.06%		1.81%		2.03%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$719,047		$1,157,864		$936,384		$827,638	$482,352	$154,968
Ratio to average net assets of:
Expenses, after Waivers	0.41	%(d)	0.41	%(d)	0.41	%(e)	0.43%	0.44%	0.43%
Expenses, prior to Waivers	0.42	%(d)	0.42	%(d)	0.42	%(e)
Net investment income	2.73%		4.45%		4.87	%(e)	4.77%	5.24%	5.47%
Portfolio turnover rate(f)	51%		86%		27%		45%	45%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

262

Financial Highlights–(continued)

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

				Three Months Ended
	Years Ended August 31,			August 31,		Years Ended May 31,
	2020	2019		2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$24.59	$24.73		$24.62		$25.17	$23.85	$25.09

Net investment income(a)	1.01	1.30		0.30		1.25	1.33	1.26
Net realized and unrealized gain (loss) on investments	(1.48)	(0.13)		0.14		(0.53)	1.24	(1.29)

Total from investment operations	(0.47)	1.17		0.44		0.72	2.57	(0.03)

Distributions to shareholders from:
Net investment income	(1.05)	(1.28)		(0.33)		(1.23)	(1.25)	(1.21)
Net realized gains	-	(0.03)		-		(0.04)	-	-

Total distributions	(1.05)	(1.31)		(0.33)		(1.27)	(1.25)	(1.21)

Net asset value at end of period	$23.07	$24.59		$24.73		$24.62	$25.17	$23.85

Market price at end of period	$23.09 (b)	$24.67	(b)	$24.78	(b)	$24.58 (b)	$25.24	$23.92

Net Asset Value Total Return(c)	(1.91)%	4.89%		1.81%		2.92%	11.02%	0.04%
Market Price Total Return(c)	(2.13)%	5.01%		2.18%		2.47%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$992,194	$848,506		$457,526		$391,478	$168,624	$50,093
Ratio to average net assets of:
Expenses, after Waivers	0.41%	0.42	%(d)	0.41	%(e)	0.43%	0.44%	0.43%
Expenses, prior to Waivers	0.42%	0.42	%(d)	0.42	%(e)
Net investment income	4.30%	5.31%		4.87	%(e)	5.04%	5.44%	5.37%
Portfolio turnover rate(f)	68%	52%		14%		33%	50%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

263

Financial Highlights–(continued)

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

			Three Months Ended
	Years Ended August 31,		August 31,		Years Ended May 31,
	2020	2019	2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$24.37	$24.56	$24.54		$25.46	$23.97	$25.22

Net investment income(a)	1.07	1.32	0.33		1.36	1.36	1.28
Net realized and unrealized gain (loss) on investments	(1.40)	(0.17)	0.06		(0.91)	1.39	(1.30)

Total from investment operations	(0.33)	1.15	0.39		0.45	2.75	(0.02)

Distributions to shareholders from:
Net investment income	(1.07)	(1.34)	(0.37)		(1.37)	(1.26)	(1.21)
Net realized gains	-	-	-		-	-	(0.02)

Total distributions	(1.07)	(1.34)	(0.37)		(1.37)	(1.26)	(1.23)

Net asset value at end of period	$22.97	$24.37	$24.56		$24.54	$25.46	$23.97

Market price at end of period	$22.97 (b)	$24.43 (b)	$24.61	(b)	$24.49 (b)	$25.52	$24.00

Net Asset Value Total Return(c)	(1.28)%	4.90%	1.59%		1.79%	11.74%	0.11%
Market Price Total Return(c)	(1.50)%	4.94%	2.00%		1.35%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$677,613	$511,741	$243,192		$208,598	$129,836	$38,345
Ratio to average net assets of:
Expenses, after Waivers	0.41%	0.42%	0.42	%(d)	0.43%	0.44%	0.43%
Expenses, prior to Waivers	0.42%	0.42%
Net investment income	4.59%	5.45%	5.34	%(d)	5.47%	5.50%	5.46%
Portfolio turnover rate(e)	63%	27%	17%		29%	17%	11%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

264

Financial Highlights–(continued)

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

							For the Period
							October 7, 2015(a)
			Three Months Ended				Through
	Years Ended August 31,		August 31,		Years Ended May 31,		May 31,
	2020	2019	2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$25.92	$26.14	$25.98		$26.95	$25.58	$24.97

Net investment income(b)	1.26	1.45	0.35		1.43	1.43	0.87
Net realized and unrealized gain (loss) on investments	(1.09)	(0.22)	0.20		(0.93)	1.27	0.40

Total from investment operations	0.17	1.23	0.55		0.50	2.70	1.27

Distributions to shareholders from:
Net investment income	(1.27)	(1.47)	(0.39)		(1.43)	(1.33)	(0.66)
Net realized gains	-	(0.02)	-		(0.04)	-	-

Total distributions	(1.27)	(1.49)	(0.39)		(1.47)	(1.33)	(0.66)

Transaction fees(b)	0.01	0.04	-		-	-	-

Net asset value at end of period	$24.83	$25.92	$26.14		$25.98	$26.95	$25.58

Market price at end of period	$24.81 (c)	$25.98 (c)	$26.22	(c)	$25.93 (c)	$27.03	$25.60

Net Asset Value Total Return(d)	0.84%	5.06%	2.14%		1.90%	10.80%	5.20%
Market Price Total Return(d)	0.54%	4.97%	2.65%		1.40%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$389,907	$243,691	$112,421		$101,314	$37,725	$10,230
Ratio to average net assets of:
Expenses, after Waivers	0.41%	0.42%	0.42	%(e)	0.43%	0.44%	0.43	%(e)
Expenses, prior to Waivers	0.42%
Net investment income	5.10%	5.64%	5.39	%(e)	5.45%	5.45%	5.35	%(e)
Portfolio turnover rate(f)	47%	19%	6%		18%	14%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

265

Financial Highlights–(continued)

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

							For the Period
							September 14, 2016(a)
				Three Months Ended			Through
	Years Ended August 31,			August 31,		Year Ended May 31,	May 31,
	2020	2019		2018		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$25.20	$24.85		$24.67		$25.67	$24.98

Net investment income(b)	1.17	1.34		0.33		1.30	0.91
Net realized and unrealized gain (loss) on investments	(0.87)	0.39		0.21		(1.02)	0.48

Total from investment operations	0.30	1.73		0.54		0.28	1.39

Distributions to shareholders from:
Net investment income	(1.18)	(1.37)		(0.36)		(1.27)	(0.70)
Net realized gains	-	(0.05)		-		(0.05)	-

Total distributions	(1.18)	(1.42)		(0.36)		(1.32)	(0.70)

Transaction fees(b)	0.02	0.04		-		0.04	-

Net asset value at end of period	$24.34	$25.20		$24.85		$24.67	$25.67

Market price at end of period	$24.34 (c)	$25.22	(c)	$24.92	(c)	$24.71 (c)	$25.65

Net Asset Value Total Return(d)	1.45%	7.44%		2.22%		1.21%	5.67%
Market Price Total Return(d)	1.38%	7.22%		2.34%		1.44%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$175,241	$98,261		$47,210		$41,936	$23,103
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42	%(e)	0.42	%(f)	0.44%	0.42	%(f)
Expenses, prior to Waivers	0.42%	0.43	%(e)
Net investment income	4.84%	5.43	%(e)	5.30	%(f)	5.14%	5.10	%(f)
Portfolio turnover rate(g)	34%	22%		8%		24%	7%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

266

Financial Highlights–(continued)

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

						For the Period
						September 27, 2017(a)
				Three Months Ended		Through
	Years Ended August 31,			August 31,		May 31,
	2020	2019		2018		2018
Per Share Operating Performance:
Net asset value at beginning of period	$24.48	$24.28		$23.96		$25.01

Net investment income(b)	1.27	1.43		0.38		0.90
Net realized and unrealized gain (loss) on investments	(0.71)	0.15		0.31		(1.29)

Total from investment operations.	0.56	1.58		0.69		(0.39)

Distributions to shareholders from:
Net investment income	(1.29)	(1.43)		(0.38)		(0.73)

Transaction fees(b)	0.02	0.05		0.01		0.07

Net asset value at end of period	$23.77	$24.48		$24.28		$23.96

Market price at end of period(c)	$23.74	$24.53		$24.31		$24.03

Net Asset Value Total Return(d)	2.58%	7.06%		2.94%		(1.31)%
Market Price Total Return(d)	2.26%	7.15%		2.76%		(1.03)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$130,753	$75,879		$21,856		$14,374
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42	%(e)	0.42	%(f)	0.42	%(f)
Expenses, prior to Waivers.	0.42%	0.43	%(e)
Net investment income	5.42%	5.98	%(e)	6.33	%(f)	5.50	%(f)
Portfolio turnover rate(g)	26%	14%		9%		5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

267

Financial Highlights–(continued)

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

				For the Period
				August 7, 2018(a)
				Through
	Years Ended August 31,			August 31,
	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$25.70	$25.14		$25.00

Net investment income(b)	1.24	1.45		0.09
Net realized and unrealized gain (loss) on investments	(0.74)	0.51		0.05

Total from investment operations	0.50	1.96		0.14

Distributions to shareholders from:
Net investment income	(1.28)	(1.51)		-
Net realized gains	(0.02)	-		-

Total distributions	(1.30)	(1.51)		-

Transaction fees(b)	0.03	0.11		-

Net asset value at end of period	$24.93	$25.70		$25.14

Market price at end of period(c)	$24.88	$25.75		$25.15

Net Asset Value Total Return(d)	2.31%	8.62%		0.56	%(e)
Market Price Total Return(d)	1.91%	8.80%		0.60	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$74,780	$25,702		$5,029
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.44	%(f)	0.42	%(g)
Expenses, prior to Waivers	0.42%	0.45	%(f)
Net investment income	5.07%	5.79	%(f)	5.54	%(g)
Portfolio turnover rate(h)	35%	48%		0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (August 9, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.48%. The market price total return from Fund Inception to August 31, 2018 was 0.56%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

268

Financial Highlights–(continued)

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)

	For the Period September 10, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	1.15
Net realized and unrealized gain (loss) on investments	(0.27)

Total from investment operations	0.88

Distributions to shareholders from:
Net investment income	(1.06)

Transaction fees(b)	0.09

Net asset value at end of period	$24.91

Market price at end of period(c)	$24.84

Net Asset Value Total Return(d)	4.12	%(e)
Market Price Total Return(d)	3.84	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$19,925
Ratio to average net assets of:
Expenses, after Waivers	0.41	%(f)
Expenses, prior to Waivers	0.42	%(f)
Net investment income	4.90	%(f)
Portfolio turnover rate(g)	56%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.32%. The market price total return from Fund Inception to August 31, 2020 was 3.84%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

269

Financial Highlights–(continued)

Invesco BulletShares 2021 Municipal Bond ETF (BSML)

	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.21
Net realized and unrealized gain on investments	0.19

Total from investment operations	0.40

Distributions to shareholders from:
Net investment income	(0.22)

Transaction fees(b)	0.07

Net asset value at end of period	$25.25

Market price at end of period(c)	$25.35

Net Asset Value Total Return(d)	1.90	%(e)
Market Price Total Return(d)	2.30	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$25,254
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	0.88	%(f)
Portfolio turnover rate(g)	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 1.94%. The market price total return from Fund Inception to August 31, 2020 was 2.30%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

270

Financial Highlights–(continued)

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

	For the Period September 23, 2019(a) Through August 31, 2020

Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.24
Net realized and unrealized gain on investments	0.24

Total from investment operations	0.48

Distributions to shareholders from:
Net investment income	(0.26)

Transaction fees(b)	0.09

Net asset value at end of period	$25.31

Market price at end of period(c)	$25.40

Net Asset Value Total Return(d)	2.30	%(e)
Market Price Total Return(d)	2.65	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$27,844
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	1.02	%(f)
Portfolio turnover rate(g)	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 2.38%. The market price total return from Fund Inception to August 31, 2020 was 2.65%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

271

Financial Highlights–(continued)

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.26
Net realized and unrealized gain on investments	0.47

Total from investment operations	0.73

Distributions to shareholders from:
Net investment income	(0.26)

Net asset value at end of period	$25.47

Market price at end of period(c)	$25.53

Net Asset Value Total Return(d)	2.94	%(e)
Market Price Total Return(d)	3.18	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$15,284
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	1.08	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.03%. The market price total return from Fund Inception to August 31, 2020 was 3.14%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

272

Financial Highlights–(continued)

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.30
Net realized and unrealized gain on investments	0.52

Total from investment operations	0.82

Distributions to shareholders from:
Net investment income	(0.30)

Net asset value at end of period	$25.52

Market price at end of period(c)	$25.62

Net Asset Value Total Return(d)	3.30	%(e)
Market Price Total Return(d)	3.71	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,762
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	1.26	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.30%. The market price total return from Fund Inception to August 31, 2020 was 3.71%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

273

Financial Highlights–(continued)

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.33
Net realized and unrealized gain on investments	0.71

Total from investment operations	1.04

Distributions to shareholders from:
Net investment income	(0.33)

Net asset value at end of period	$25.71

Market price at end of period(c)	$25.78

Net Asset Value Total Return(d)	4.19	%(e)
Market Price Total Return(d)	4.48	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,282
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	1.39	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.19%. The market price total return from Fund Inception to August 31, 2020 was 4.44%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

274

Financial Highlights–(continued)

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.40
Net realized and unrealized gain on investments	0.48

Total from investment operations	0.88

Distributions to shareholders from:
Net investment income	(0.40)

Net asset value at end of period	$25.48

Market price at end of period(c)	$25.54

Net Asset Value Total Return(d)	3.58	%(e)
Market Price Total Return(d)	3.83	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,740
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	1.70	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.58%. The market price total return from Fund Inception to August 31, 2020 was 4.20%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

275

Financial Highlights–(continued)

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.37
Net realized and unrealized gain on investments	0.26

Total from investment operations	0.63

Distributions to shareholders from:
Net investment income	(0.36)
Return of capital	(0.04)

Total distributions	(0.40)

Transaction fees(b)	0.11

Net asset value at end of period	$25.34

Market price at end of period(c)	$25.42

Net Asset Value Total Return(d)	3.02	%(e)
Market Price Total Return(d)	3.34	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$15,204
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	1.58	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 3.02%. The market price total return from Fund Inception to August 31, 2020 was 3.46%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

276

Financial Highlights–(continued)

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00

Net investment income(b)	0.43
Net realized and unrealized gain on investments.	0.69

Total from investment operations	1.12

Distributions to shareholders from:
Net investment income	(0.42)

Net asset value at end of period	$25.70

Market price at end of period(c)	$25.76

Net Asset Value Total Return(d)	4.56	%(e)
Market Price Total Return(d)	4.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,141
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	1.80	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.48%. The market price total return from Fund Inception to August 31, 2020 was 4.68%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

277

Financial Highlights–(continued)

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

	For the Period September 23, 2019(a) Through August 31, 2020
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.44
Net realized and unrealized gain on investments.	0.67

Total from investment operations	1.11

Distributions to shareholders from:
Net investment income	(0.44)

Net asset value at end of period	$25.67

Market price at end of period(c)	$25.70

Net Asset Value Total Return(d)	4.52	%(e)
Market Price Total Return(d)	4.64	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,133
Ratio to average net assets of:
Expenses	0.18	%(f)
Net investment income	1.88	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 25, 2019, the first day of trading on the exchange) to August 31, 2020 was 4.60%. The market price total return from Fund Inception to August 31, 2020 was 4.68%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

278

Financial Highlights–(continued)

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)

	Year Ended August 31, 2020	For the Period October 2, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period.	$25.53	$25.00

Net investment income(b)	0.96	0.88
Net realized and unrealized gain (loss) on investments	(0.12)	0.58

Total from investment operations	0.84	1.46

Distributions to shareholders from:
Net investment income	(0.95)	(0.88)
Net realized gains	(0.01)	(0.01)
Return of capital	(0.01)	(0.04)

Total distributions	(0.97)	(0.93)

Net asset value at end of period	$25.40	$25.53

Market price at end of period(c)	$25.44	$25.58

Net Asset Value Total Return(d)	3.37%	5.98	%(e)
Market Price Total Return(d)	3.34%	6.18	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,159	$10,213
Ratio to average net assets of:
Expenses	0.29%	0.32	%(f)
Net investment income	3.77%	3.84	%(f)
Portfolio turnover rate(g)	13%	13%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 6.62%. The market price total return from Fund Inception to August 31, 2019 was 6.70%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

279

Financial Highlights–(continued)

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

	Year Ended August 31, 2020	For the Period October 2, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period.	$25.91	$25.00

Net investment income(b)	1.04	0.95
Net realized and unrealized gain (loss) on investments	(0.03)	0.92

Total from investment operations	1.01	1.87

Distributions to shareholders from:
Net investment income	(1.04)	(0.96)
Net realized gains	(0.05)	-

Total distributions.	(1.09)	(0.96)

Net asset value at end of period	$25.83	$25.91

Market price at end of period(c)	$25.90	$25.95

Net Asset Value Total Return(d)	4.01%	7.63	%(e)
Market Price Total Return(d)	4.14%	7.79	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,334	$10,365
Ratio to average net assets of:
Expenses	0.29%	0.32	%(f)
Net investment income	4.03%	4.11	%(f)
Portfolio turnover rate(g)	7%	15%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 8.41%. The market price total return from Fund Inception to August 31, 2019 was 8.45%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

280

Financial Highlights–(continued)

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

	Year Ended August 31, 2020	For the Period October 2, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$26.17	$25.00

Net investment income(b)	1.03	0.98
Net realized and unrealized gain (loss) on investments	(0.01)	1.17

Total from investment operations	1.02	2.15

Distributions to shareholders from:
Net investment income	(1.03)	(0.98)
Net realized gains	(0.10)	-

Total distributions	(1.13)	(0.98)

Net asset value at end of period	$26.06	$26.17

Market price at end of period(c)	$26.13	$26.19

Net Asset Value Total Return(d)	4.05%	8.79	%(e)
Market Price Total Return(d)	4.25%	8.87	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,426	$10,466
Ratio to average net assets of:
Expenses	0.29%	0.32	%(f)
Net investment income	3.97%	4.24	%(f)
Portfolio turnover rate(g)	11%	16%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 9.68%. The market price total return from Fund Inception to August 31, 2019 was 9.57%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

281

Financial Highlights–(continued)

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

	Year Ended August 31, 2020	For the Period October 2, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$26.44	$25.00

Net investment income(b)	1.01	1.05
Net realized and unrealized gain (loss) on investments	(0.41)	1.46

Total from investment operations	0.60	2.51

Distributions to shareholders from:
Net investment income	(1.02)	(1.07)
Net realized gains	(0.10)	-

Total distributions	(1.12)	(1.07)

Transaction fees(b)	0.07	-

Net asset value at end of period	$25.99	$26.44

Market price at end of period(c)	$26.05	$26.53

Net Asset Value Total Return(d)	2.65%	10.29	%(e)
Market Price Total Return(d)	2.57%	10.66	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$15,592	$10,575
Ratio to average net assets of:
Expenses	0.29%	0.32	%(f)
Net investment income	3.91%	4.52	%(f)
Portfolio turnover rate(g)	39%	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the Exchange) to August 31, 2019 was 11.26%. The market price total return from Fund Inception to August 31, 2019 was 11.46%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

282

Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust on October 30, 2015 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)	“BulletShares 2020 Corporate Bond ETF”

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)	“BulletShares 2021 Corporate Bond ETF”

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)	“BulletShares 2022 Corporate Bond ETF”

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	“BulletShares 2023 Corporate Bond ETF”

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	“BulletShares 2024 Corporate Bond ETF”

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	“BulletShares 2025 Corporate Bond ETF”

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)	“BulletShares 2026 Corporate Bond ETF”

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	“BulletShares 2027 Corporate Bond ETF”

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	“BulletShares 2028 Corporate Bond ETF”

Invesco BulletShares 2029 Corporate Bond ETF (BSCT)*	“BulletShares 2029 Corporate Bond ETF”

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)	“BulletShares 2020 High Yield Corporate Bond ETF”

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)	“BulletShares 2021 High Yield Corporate Bond ETF”

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	“BulletShares 2022 High Yield Corporate Bond ETF”

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)	“BulletShares 2023 High Yield Corporate Bond ETF”

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	“BulletShares 2024 High Yield Corporate Bond ETF”

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	“BulletShares 2025 High Yield Corporate Bond ETF”

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	“BulletShares 2026 High Yield Corporate Bond ETF”

Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)*	“BulletShares 2027 High Yield Corporate Bond ETF”

Invesco BulletShares 2021 Municipal Bond ETF (BSML)**	“BulletShares 2021 Municipal Bond ETF”

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)**	“BulletShares 2022 Municipal Bond ETF”

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)**	“BulletShares 2023 Municipal Bond ETF”

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)**	“BulletShares 2024 Municipal Bond ETF”

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)**	“BulletShares 2025 Municipal Bond ETF”

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)**	“BulletShares 2026 Municipal Bond ETF”

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)**	“BulletShares 2027 Municipal Bond ETF”

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)**	“BulletShares 2028 Municipal Bond ETF”

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)**	“BulletShares 2029 Municipal Bond ETF”

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)	“BulletShares 2021 USD Emerging Markets Debt ETF”

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)	“BulletShares 2022 USD Emerging Markets Debt ETF”

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)	“BulletShares 2023 USD Emerging Markets Debt ETF”

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)	“BulletShares 2024 USD Emerging Markets Debt ETF”

*	Commenced operations on September 10, 2019.
**	Commenced operations on September 23, 2019.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

283

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

BulletShares 2020 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2020 Index

BulletShares 2021 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2021 Index

BulletShares 2022 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2022 Index

BulletShares 2023 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2023 Index

BulletShares 2024 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2024 Index

BulletShares 2025 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2025 Index

BulletShares 2026 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2026 Index

BulletShares 2027 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2027 Index

BulletShares 2028 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2028 Index

BulletShares 2029 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2029 Index

BulletShares 2020 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index

BulletShares 2021 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index

BulletShares 2022 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index

BulletShares 2023 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index

BulletShares 2024 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index

BulletShares 2025 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index

BulletShares 2026 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index

BulletShares 2027 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2027 Index

BulletShares 2021 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2021 Index

BulletShares 2022 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2022 Index

BulletShares 2023 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2023 Index

BulletShares 2024 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2024 Index

BulletShares 2025 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2025 Index

BulletShares 2026 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2026 Index

BulletShares 2027 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2027 Index

BulletShares 2028 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2028 Index

BulletShares 2029 Municipal Bond ETF	Invesco BulletShares® Municipal Bond 2029 Index

BulletShares 2021 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2021 Index

BulletShares 2022 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index

BulletShares 2023 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index

BulletShares 2024 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

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Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

285

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Changing Global Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds rates at, near or below zero. In recent years, the FRB and other foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes or any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Emerging Markets Sovereign Debt Risk. For certain Funds, government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign Fixed-Income Investment Risk. For certain funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively

286

low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Municipal Securities Risk. Certain Funds invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, a Fund may incur additional expenses to seek recovery.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of

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securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

U.S. Treasury Obligations Risk. Certain Funds will invest in obligations issued or guaranteed by the U.S. Treasury.

U.S. Treasury securities are backed by the “full faith and credit” of the United States; however, the U.S. Government does not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s

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books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

BulletShares 2020 Corporate Bond ETF	0.10%

BulletShares 2021 Corporate Bond ETF	0.10%

BulletShares 2022 Corporate Bond ETF	0.10%

BulletShares 2023 Corporate Bond ETF	0.10%

BulletShares 2024 Corporate Bond ETF	0.10%

BulletShares 2025 Corporate Bond ETF	0.10%

BulletShares 2026 Corporate Bond ETF	0.10%

BulletShares 2027 Corporate Bond ETF	0.10%

BulletShares 2028 Corporate Bond ETF	0.10%

BulletShares 2029 Corporate Bond ETF	0.10%

BulletShares 2020 High Yield Corporate Bond ETF	0.42%

BulletShares 2021 High Yield Corporate Bond ETF	0.42%

BulletShares 2022 High Yield Corporate Bond ETF	0.42%

BulletShares 2023 High Yield Corporate Bond ETF	0.42%

BulletShares 2024 High Yield Corporate Bond ETF	0.42%

BulletShares 2025 High Yield Corporate Bond ETF	0.42%

BulletShares 2026 High Yield Corporate Bond ETF	0.42%

BulletShares 2027 High Yield Corporate Bond ETF	0.42%

BulletShares 2021 Municipal Bond ETF	0.18%

BulletShares 2022 Municipal Bond ETF	0.18%

BulletShares 2023 Municipal Bond ETF	0.18%

BulletShares 2024 Municipal Bond ETF	0.18%

BulletShares 2025 Municipal Bond ETF	0.18%

BulletShares 2026 Municipal Bond ETF	0.18%

BulletShares 2027 Municipal Bond ETF	0.18%

BulletShares 2028 Municipal Bond ETF	0.18%

BulletShares 2029 Municipal Bond ETF	0.18%

BulletShares 2021 USD Emerging Markets Debt ETF	0.29%

BulletShares 2022 USD Emerging Markets Debt ETF	0.29%

BulletShares 2023 USD Emerging Markets Debt ETF	0.29%

BulletShares 2024 USD Emerging Markets Debt ETF	0.29%
For BulletShares 2020 Corporate Bond ETF, BulletShares 2021 Corporate Bond ETF, BulletShares 2022 Corporate Bond ETF, BulletShares 2023 Corporate Bond ETF, BulletShares 2024 Corporate Bond ETF, BulletShares 2025 Corporate Bond ETF, BulletShares 2026 Corporate Bond ETF, BulletShares 2027 Corporate Bond ETF, BulletShares 2020 High Yield Corporate Bond ETF, BulletShares 2021 High Yield Corporate Bond ETF, BulletShares 2022 High Yield Corporate Bond ETF, BulletShares 2023 High Yield Corporate Bond ETF, BulletShares 2024 High Yield Corporate Bond ETF and BulletShares 2025 High Yield Corporate Bond ETF, the Adviser agreed to waive a portion of each Fund’s unitary management fee (the “Expense Cap”) to the extent

290

necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and litigation expenses, and extraordinary expenses) from exceeding each such Fund’s unitary management fee in effect at the time of its reorganization through (i) April 6, 2020 for each such Fund (except BulletShares 2025 High Yield Corporate Bond ETF), and (ii) May 18, 2020 for BulletShares 2025 High Yield Corporate Bond ETF. For each Fund, the Adviser did not waive fees during the period under this Expense Cap.

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees for each Fund in the following amounts:

BulletShares 2020 Corporate Bond ETF	$220,906

BulletShares 2021 Corporate Bond ETF	40,564

BulletShares 2022 Corporate Bond ETF	27,569

BulletShares 2023 Corporate Bond ETF	8,798

BulletShares 2024 Corporate Bond ETF	9,780

BulletShares 2025 Corporate Bond ETF	4,122

BulletShares 2026 Corporate Bond ETF	1,995

BulletShares 2027 Corporate Bond ETF	1,333

BulletShares 2028 Corporate Bond ETF	1,184

BulletShares 2029 Corporate Bond ETF*	218

BulletShares 2020 High Yield Corporate Bond ETF	105,826

BulletShares 2021 High Yield Corporate Bond ETF	68,052

BulletShares 2022 High Yield Corporate Bond ETF	38,984

BulletShares 2023 High Yield Corporate Bond ETF	18,405

BulletShares 2024 High Yield Corporate Bond ETF	5,792

BulletShares 2025 High Yield Corporate Bond ETF	3,343

BulletShares 2026 High Yield Corporate Bond ETF	1,554

BulletShares 2027 High Yield Corporate Bond ETF*	401

BulletShares 2021 Municipal Bond ETF**	8

BulletShares 2022 Municipal Bond ETF**	36

BulletShares 2023 Municipal Bond ETF**	3

BulletShares 2024 Municipal Bond ETF**	43

BulletShares 2025 Municipal Bond ETF**	24

BulletShares 2026 Municipal Bond ETF**	12

BulletShares 2027 Municipal Bond ETF**	1

BulletShares 2028 Municipal Bond ETF**	3

BulletShares 2029 Municipal Bond ETF**	2

BulletShares 2021 USD Emerging Markets Debt ETF	202

BulletShares 2022 USD Emerging Markets Debt ETF	172

BulletShares 2023 USD Emerging Markets Debt ETF	197

BulletShares 2024 USD Emerging Markets Debt ETF	247

*	For the period September 10, 2019 (commencement of investment operations) through August 31, 2020.
**	For the period September 23, 2019 (commencement of investment operations) through August 31, 2020.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).

“Nasdaq” is a trademark of The Nasdaq OMX Group, Inc. and has been licensed for use in the name of each Underlying Index by the Licensor. “BulletShares®” and the name of each Underlying Index are trademarks of the Licensor and have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

291

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

BulletShares 2020 Corporate Bond ETF	$12,745,652	$21,533,328	$ 67,892

BulletShares 2021 Corporate Bond ETF	31,672,897	20,476,828	(287,075)

BulletShares 2022 Corporate Bond ETF	11,004,691	35,415,761	(2,004,356)

BulletShares 2023 Corporate Bond ETF	-	21,181,498	(1,248,496)

BulletShares 2024 Corporate Bond ETF	3,059,027	4,899,314	(463,835)

BulletShares 2025 Corporate Bond ETF	3,974,968	4,364,332	(388,331)

BulletShares 2026 Corporate Bond ETF	2,273,563	4,811,156	(134,438)

BulletShares 2027 Corporate Bond ETF	282,411	693,208	(111,885)

BulletShares 2020 High Yield Corporate Bond ETF	14,522,307	55,707,582	(72,231)

BulletShares 2021 High Yield Corporate Bond ETF	94,397,071	24,757,966	(221,446)

BulletShares 2022 High Yield Corporate Bond ETF	44,008,586	26,195,131	(25,557)

BulletShares 2023 High Yield Corporate Bond ETF	23,501,812	6,430,211	6,132

BulletShares 2024 High Yield Corporate Bond ETF	11,178,363	8,833,478	160,058

BulletShares 2025 High Yield Corporate Bond ETF	3,722,764	4,865,110	58,488

BulletShares 2026 High Yield Corporate Bond ETF	13,302,101	4,722,106	24,162

BulletShares 2027 High Yield Corporate Bond ETF	3,119,070	3,144,955	(22,883)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –  Prices are determined using quoted prices in an active market for identical assets.

Level 2 –  Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –  Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of August 31, 2020, all of the securities in each Fund were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

BulletShares 2020 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$876,562,506	$-	$876,562,506

U.S. Treasury Securities	-	558,470,801	-	558,470,801

Money Market Funds	100,289,758	-	-	100,289,758

Total Investments	$100,289,758	$1,435,033,307	$-	$1,535,323,065

292

	Level 1	Level 2	Level 3	Total

BulletShares 2021 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,986,361,071	$-	$1,986,361,071

Money Market Funds	29,211,229	6,666,595	-	35,877,824

Total Investments	$29,211,229	$1,993,027,666	$-	$2,022,238,895

BulletShares 2022 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,989,157,538	$-	$1,989,157,538

Money Market Funds	36,116,520	3,668,605	-	39,785,125

Total Investments	$36,116,520	$1,992,826,143	$-	$2,028,942,663

BulletShares 2023 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,326,725,356	$-	$1,326,725,356

Money Market Funds	3,985,444	871,650	-	4,857,094

Total Investments	$3,985,444	$1,327,597,006	$-	$1,331,582,450

BulletShares 2024 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,067,169,705	$-	$1,067,169,705

Money Market Funds	8,284,417	4,279,498	-	12,563,915

Total Investments	$8,284,417	$1,071,449,203	$-	$1,079,733,620

BulletShares 2025 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$627,343,753	$-	$627,343,753

Money Market Funds	131,824	4,486,923	-	4,618,747

Total Investments	$131,824	$631,830,676	$-	$631,962,500

BulletShares 2026 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$290,714,312	$-	$290,714,312

Money Market Funds	550,632	2,422,447	-	2,973,079

Total Investments	$550,632	$293,136,759	$-	$293,687,391

BulletShares 2027 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$229,297,259	$-	$229,297,259

Money Market Funds	423,814	424,878	-	848,692

Total Investments	$423,814	$229,722,137	$-	$230,145,951

BulletShares 2028 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$127,366,170	$-	$127,366,170

Money Market Funds	335,319	1,193,027	-	1,528,346

Total Investments	$335,319	$128,559,197	$-	$128,894,516

BulletShares 2029 Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$25,528,276	$-	$25,528,276

Money Market Funds	41,737	290,503	-	332,240

Total Investments	$41,737	$25,818,779	$-	$25,860,516

BulletShares 2020 High Yield Corporate Bond ETF

Investments in Securities

U.S. Treasury Securities	$-	$582,344,426	$-	$582,344,426

U.S. Dollar Denominated Bonds & Notes	-	127,452,678	-	127,452,678

Money Market Funds	6,321,675	7,241,157	-	13,562,832

Investments Matured	-	-	352,215	352,215

Total Investments	$6,321,675	$717,038,261	$352,215	$723,712,151

293

	Level 1	Level 2	Level 3	Total

BulletShares 2021 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$928,871,600	$-	$928,871,600

Money Market Funds	46,929,383	36,214,303	-	83,143,686

Total Investments	$46,929,383	$965,085,903	$-	$1,012,015,286

BulletShares 2022 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$632,945,576	$-	$632,945,576

Money Market Funds	34,889,820	17,570,533	-	52,460,353

Total Investments	$34,889,820	$650,516,109	$-	$685,405,929

BulletShares 2023 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$376,432,121	$-	$376,432,121

Money Market Funds	7,208,077	11,013,726	-	18,221,803

Total Investments	$7,208,077	$387,445,847	$-	$394,653,924

BulletShares 2024 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$170,414,109	$-	$170,414,109

Money Market Funds	3,661,538	5,736,363	-	9,397,901

Total Investments	$3,661,538	$176,150,472	$-	$179,812,010

BulletShares 2025 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$126,493,880	$-	$126,493,880

Money Market Funds	2,169,837	4,412,400	-	6,582,237

Total Investments	$2,169,837	$130,906,280	$-	$133,076,117

BulletShares 2026 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$73,269,474	$-	$73,269,474

Money Market Funds	396,085	2,015,115	-	2,411,200

Total Investments	$396,085	$75,284,589	$-	$75,680,674

BulletShares 2027 High Yield Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$19,622,210	$-	$19,622,210

Money Market Funds	41,482	182,734	-	224,216

Total Investments	$41,482	$19,804,944	$-	$19,846,426

BulletShares 2021 USD Emerging Markets Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$10,012,954	$-	$10,012,954

Money Market Funds	31,602	-	-	31,602

Total Investments	$31,602	$10,012,954	$-	$10,044,556

BulletShares 2022 USD Emerging Markets Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$10,142,297	$-	$10,142,297

Money Market Funds	68,228	-	-	68,228

Total Investments	$68,228	$10,142,297	$-	$10,210,525

BulletShares 2023 USD Emerging Markets Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$10,205,703	$-	$10,205,703

Money Market Funds	96,114	196,020	-	292,134

Total Investments	$96,114	$10,401,723	$-	$10,497,837

294

	Level 1	Level 2	Level 3	Total

BulletShares 2024 USD Emerging Markets Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$15,357,390	$-	$15,357,390

Money Market Funds	50,313	227,700	-	278,013

Total Investments	$50,313	$15,585,090	$-	$15,635,403

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020				2019
		Ordinary
	Ordinary	Income-Tax-	Long-Term	Return of	Ordinary	Long-Term	Return of
	Income*	Exempt	Capital Gains	Capital	Income*	Capital Gains	Capital

BulletShares 2020 Corporate Bond ETF	$35,769,154	$-	$53,761	$-	$40,425,963	$-	$-

BulletShares 2021 Corporate Bond ETF	44,713,442	-	496,938	-	37,177,977	28,220	-

BulletShares 2022 Corporate Bond ETF	43,554,971	-	547,200	-	32,201,177	-	-

BulletShares 2023 Corporate Bond ETF	28,952,201	-	-	-	18,937,526	26,797	-

BulletShares 2024 Corporate Bond ETF	22,970,429	-	-	-	13,963,422	-	-

BulletShares 2025 Corporate Bond ETF	12,735,015	-	-	-	7,067,388	-	-

BulletShares 2026 Corporate Bond ETF	5,742,051	-	31,274	-	2,984,573	2,700	-

BulletShares 2027 Corporate Bond ETF	4,052,856	-	9,281	-	1,753,405	3,694	-

BulletShares 2028 Corporate Bond ETF	2,657,051	-	-	-	640,417	-	-

BulletShares 2029 Corporate Bond ETF	372,494	-	-	-	-	-	-

BulletShares 2020 High Yield Corporate Bond ETF	27,342,773	-	-	-	48,820,774	-	-

BulletShares 2021 High Yield Corporate Bond ETF	43,521,860	-	-	-	34,091,932	78,391	-

BulletShares 2022 High Yield Corporate Bond ETF	29,866,686	-	-	-	20,443,849	-	-

BulletShares 2023 High Yield Corporate Bond ETF	16,901,342	-	-	-	9,595,899	42,007	-

BulletShares 2024 High Yield Corporate Bond ETF	6,970,883	-	-	-	3,874,377	53,430	-

BulletShares 2025 High Yield Corporate Bond ETF	5,677,725	-	-	-	2,834,330	-	-

BulletShares 2026 High Yield Corporate Bond ETF	2,599,729	-	15,169	-	688,685	-	-

BulletShares 2027 High Yield Corporate Bond ETF	634,455	-	-	-	-	-	-

BulletShares 2021 Municipal Bond ETF	2,040	116,463	-	-	-	-	-

BulletShares 2022 Municipal Bond ETF	-	123,778	-	-	-	-	-

BulletShares 2023 Municipal Bond ETF	-	107,428	-	-	-	-	-

BulletShares 2024 Municipal Bond ETF	1,128	122,747	-	-	-	-	-

BulletShares 2025 Municipal Bond ETF	-	131,372	-	-	-	-	-

BulletShares 2026 Municipal Bond ETF	944	163,178	-	-	-	-	-

BulletShares 2027 Municipal Bond ETF	8	85,710	-	8,108	-	-	-

BulletShares 2028 Municipal Bond ETF	-	84,808	-	-	-	-	-

BulletShares 2029 Municipal Bond ETF	-	88,142	-	-	-	-	-

BulletShares 2021 USD Emerging Markets Debt ETF	383,358	-	-	5,139	357,776	-	16,355

BulletShares 2022 USD Emerging Markets Debt ETF	436,417	-	-	-	383,099	-	-

295

	2020				2019
		Ordinary
	Ordinary	Income-Tax-	Long-Term	Return of	Ordinary	Long-Term	Return of
	Income*	Exempt	Capital Gains	Capital	Income*	Capital Gains	Capital

BulletShares 2023 USD Emerging Markets Debt ETF	$453,757	$-	$-	$-	$391,602	$-	$-

BulletShares 2024 USD Emerging Markets Debt ETF	543,136	-	-	-	426,380	-	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets

BulletShares 2020 Corporate Bond ETF	$-	$601,894	$-	$1,688,589	$-	$-	$1,459,845,965	$1,462,136,448

BulletShares 2021 Corporate Bond ETF	110,329	1,856,654	-	25,694,859	-	-	2,005,050,619	2,032,712,461

BulletShares 2022 Corporate Bond ETF	1,170,773	4,035,766	-	56,010,165	-	-	1,978,343,462	2,039,560,166

BulletShares 2023 Corporate Bond ETF	-	-	-	57,767,856	(1,095,343)	-	1,284,405,244	1,341,077,757

BulletShares 2024 Corporate Bond ETF	-	-	-	58,976,518	(2,008,932)	-	1,028,283,367	1,085,250,953

BulletShares 2025 Corporate Bond ETF	-	-	-	37,994,414	(459,684)	-	595,298,969	632,833,699

BulletShares 2026 Corporate Bond ETF	2,747	-	-	20,631,446	-	(373,671)	273,421,597	293,682,119

BulletShares 2027 Corporate Bond ETF	-	-	-	14,587,439	-	(274,885)	217,303,376	231,615,930

BulletShares 2028 Corporate Bond ETF	-	-	-	8,291,010	(96,932)	-	120,824,415	129,018,493

BulletShares 2029 Corporate Bond ETF	1,667	-	-	1,318,140	-	-	24,495,160	25,814,967

BulletShares 2020 High Yield Corporate Bond ETF	-	-	-	(1,238,284)	(41,095,405)	-	761,381,071	719,047,382

BulletShares 2021 High Yield Corporate Bond ETF	34,313	-	-	5,654,312	(75,580,104)	-	1,062,085,659	992,194,180

BulletShares 2022 High Yield Corporate Bond ETF	14,154	-	-	3,661,062	(47,203,893)	-	721,141,986	677,613,309

BulletShares 2023 High Yield Corporate Bond ETF	-	-	-	3,659,713	(22,024,484)	-	408,271,648	389,906,877

BulletShares 2024 High Yield Corporate Bond ETF	-	-	-	530,404	(5,502,098)	-	180,212,465	175,240,771

BulletShares 2025 High Yield Corporate Bond ETF	-	-	-	975,211	(3,580,997)	-	133,358,526	130,752,740

BulletShares 2026 High Yield Corporate Bond ETF	-	-	-	894,827	-	(2,191,486)	76,076,903	74,780,244

BulletShares 2027 High Yield Corporate Bond ETF	13,020	-	-	603,554	(35,640)	-	19,344,490	19,925,424

BulletShares 2021 Municipal Bond ETF	-	-	-	92,445	-	-	25,161,358	25,253,803

296

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets

BulletShares 2022 Municipal Bond ETF	$890	$-	$183	$130,778	$-	$-	$27,712,627	$27,844,478

BulletShares 2023 Municipal Bond ETF	1,102	-	300	178,485	-	-	15,104,435	15,284,322

BulletShares 2024 Municipal Bond ETF	-	-	-	215,497	-	-	12,546,896	12,762,393

BulletShares 2025 Municipal Bond ETF	178	-	368	281,492	-	-	10,000,140	10,282,178

BulletShares 2026 Municipal Bond ETF	-	-	-	175,873	-	-	12,563,909	12,739,782

BulletShares 2027 Municipal Bond ETF	-	-	-	(35,001)	-	-	15,239,250	15,204,249

BulletShares 2028 Municipal Bond ETF	-	-	246	140,281	-	-	5,000,037	5,140,564

BulletShares 2029 Municipal Bond ETF	-	-	250	133,163	-	-	5,000,039	5,133,452

BulletShares 2021 USD Emerging Markets Debt ETF	-	-	-	185,811	(4,898)	-	9,978,531	10,159,444

BulletShares 2022 USD Emerging Markets Debt ETF	-	-	-	382,605	(47,334)	-	9,998,292	10,333,563

BulletShares 2023 USD Emerging Markets Debt ETF	-	-	-	531,922	-	(104,934)	9,998,960	10,425,948

BulletShares 2024 USD Emerging Markets Debt ETF	-	-	-	610,049	-	(541,473)	15,523,346	15,591,922

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*

BulletShares 2020 Corporate Bond ETF	$-	$-	$-

BulletShares 2021 Corporate Bond ETF	-	-	-

BulletShares 2022 Corporate Bond ETF	-	-	-

BulletShares 2023 Corporate Bond ETF	859,557	235,786	1,095,343

BulletShares 2024 Corporate Bond ETF	1,727,244	281,688	2,008,932

BulletShares 2025 Corporate Bond ETF	427,488	32,196	459,684

BulletShares 2026 Corporate Bond ETF	-	-	-

BulletShares 2027 Corporate Bond ETF	-	-	-

BulletShares 2028 Corporate Bond ETF	96,932	-	96,932

BulletShares 2029 Corporate Bond ETF	-	-	-

BulletShares 2020 High Yield Corporate Bond ETF	26,656,845	14,438,560	41,095,405

BulletShares 2021 High Yield Corporate Bond ETF	30,798,498	44,781,606	75,580,104

BulletShares 2022 High Yield Corporate Bond ETF	24,196,458	23,007,435	47,203,893

BulletShares 2023 High Yield Corporate Bond ETF	12,573,863	9,450,621	22,024,484

BulletShares 2024 High Yield Corporate Bond ETF	3,554,114	1,947,984	5,502,098

BulletShares 2025 High Yield Corporate Bond ETF	1,944,957	1,636,040	3,580,997

BulletShares 2026 High Yield Corporate Bond ETF	-	-	-

BulletShares 2027 High Yield Corporate Bond ETF	35,640	-	35,640

297

No expiration
	Short-Term	Long-Term	Total*

BulletShares 2021 Municipal Bond ETF	$-	$-	$-

BulletShares 2022 Municipal Bond ETF	-	-	-

BulletShares 2023 Municipal Bond ETF	-	-	-

BulletShares 2024 Municipal Bond ETF	-	-	-

BulletShares 2025 Municipal Bond ETF	-	-	-

BulletShares 2026 Municipal Bond ETF	-	-	-

BulletShares 2027 Municipal Bond ETF	-	-	-

BulletShares 2028 Municipal Bond ETF	-	-	-

BulletShares 2029 Municipal Bond ETF	-	-	-

BulletShares 2021 USD Emerging Markets Debt ETF	4,898	-	4,898

BulletShares 2022 USD Emerging Markets Debt ETF	31,244	16,090	47,334

BulletShares 2023 USD Emerging Markets Debt ETF	-	-	-

BulletShares 2024 USD Emerging Markets Debt ETF	-	-	-

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

BulletShares 2020 Corporate Bond ETF	$39,749,283	$1,193,015,015

BulletShares 2021 Corporate Bond ETF	308,011,360	403,733,208

BulletShares 2022 Corporate Bond ETF	414,155,789	322,870,414

BulletShares 2023 Corporate Bond ETF	164,344,682	101,955,266

BulletShares 2024 Corporate Bond ETF	151,069,388	53,573,432

BulletShares 2025 Corporate Bond ETF	78,588,998	41,218,768

BulletShares 2026 Corporate Bond ETF	44,336,364	13,520,610

BulletShares 2027 Corporate Bond ETF	40,531,539	10,266,337

BulletShares 2028 Corporate Bond ETF	49,188,650	3,063,207

BulletShares 2029 Corporate Bond ETF*	15,375,156	77,770

BulletShares 2020 High Yield Corporate Bond ETF	316,425,201	1,007,797,304

BulletShares 2021 High Yield Corporate Bond ETF	673,069,210	624,611,086

BulletShares 2022 High Yield Corporate Bond ETF	492,366,884	383,298,890

BulletShares 2023 High Yield Corporate Bond ETF	195,060,727	148,071,618

BulletShares 2024 High Yield Corporate Bond ETF	83,283,550	47,421,093

BulletShares 2025 High Yield Corporate Bond ETF	57,940,086	26,163,798

BulletShares 2026 High Yield Corporate Bond ETF	44,032,839	17,523,284

BulletShares 2027 High Yield Corporate Bond ETF*	29,790,759	7,046,457

BulletShares 2021 Municipal Bond ETF**	22,928,567	200,000

BulletShares 2022 Municipal Bond ETF**	28,306,999	556,745

BulletShares 2023 Municipal Bond ETF**	15,202,052	-

BulletShares 2024 Municipal Bond ETF**	12,611,989	-

BulletShares 2025 Municipal Bond ETF**	10,124,720	-

BulletShares 2026 Municipal Bond ETF**	12,553,054	-

BulletShares 2027 Municipal Bond ETF**	15,128,275	-

BulletShares 2028 Municipal Bond ETF**	5,073,713	-

BulletShares 2029 Municipal Bond ETF**	4,922,036	-

BulletShares 2021 USD Emerging Markets Debt ETF	1,254,648	1,428,937

BulletShares 2022 USD Emerging Markets Debt ETF	726,663	764,466

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	Purchases	Sales

BulletShares 2023 USD Emerging Markets Debt ETF	$1,078,266	$1,117,501

BulletShares 2024 USD Emerging Markets Debt ETF	7,510,003	4,819,995

*	For the period September 10, 2019 (commencement of investment operations) through August 31, 2020.
**	For the period September 23, 2019 (commencement of investment operations) through August 31, 2020.

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions) for BulletShares 2020 Corporate Bond ETF and BulletShares 2020 High Yield Corporate Bond ETF amounted to $0 and $0, respectively.

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered

BulletShares 2020 Corporate Bond ETF	$9,489,044	$190,725,326

BulletShares 2021 Corporate Bond ETF	385,134,020	159,410,982

BulletShares 2022 Corporate Bond ETF	644,446,818	126,135,290

BulletShares 2023 Corporate Bond ETF	490,361,425	67,235,681

BulletShares 2024 Corporate Bond ETF	424,744,772	52,780,350

BulletShares 2025 Corporate Bond ETF	293,729,244	33,268,774

BulletShares 2026 Corporate Bond ETF	126,744,615	10,798,316

BulletShares 2027 Corporate Bond ETF	121,391,975	3,326,091

BulletShares 2028 Corporate Bond ETF	48,432,205	8,999,002

BulletShares 2029 Corporate Bond ETF*	9,028,775	-

BulletShares 2020 High Yield Corporate Bond ETF	13,295,705	148,945,176

BulletShares 2021 High Yield Corporate Bond ETF	277,898,366	155,285,995

BulletShares 2022 High Yield Corporate Bond ETF	211,290,148	125,510,288

BulletShares 2023 High Yield Corporate Bond ETF	148,395,499	32,497,121

BulletShares 2024 High Yield Corporate Bond ETF	72,006,866	25,731,831

BulletShares 2025 High Yield Corporate Bond ETF	49,484,530	24,958,750

BulletShares 2026 High Yield Corporate Bond ETF	50,840,571	27,955,305

BulletShares 2027 High Yield Corporate Bond ETF*	7,056,210	10,117,016

BulletShares 2021 Municipal Bond ETF**	-	-

BulletShares 2022 Municipal Bond ETF**	-	-

BulletShares 2023 Municipal Bond ETF**	-	-

BulletShares 2024 Municipal Bond ETF**	-	-

BulletShares 2025 Municipal Bond ETF**	-	-

BulletShares 2026 Municipal Bond ETF**	-	-

BulletShares 2027 Municipal Bond ETF**	-	-

BulletShares 2028 Municipal Bond ETF**	-	-

BulletShares 2029 Municipal Bond ETF**	-	-

BulletShares 2021 USD Emerging Markets Debt ETF	-	-

BulletShares 2022 USD Emerging Markets Debt ETF	-	-

BulletShares 2023 USD Emerging Markets Debt ETF	-	-

BulletShares 2024 USD Emerging Markets Debt ETF	2,781,978	-

*	For the period September 10, 2019 (commencement of investment operations) through August 31, 2020.
**	For the period September 23, 2019 (commencement of investment operations) through August 31, 2020.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

BulletShares 2020 Corporate Bond ETF	$1,698,599	$(10,010)	$1,688,589	$1,533,634,476

BulletShares 2021 Corporate Bond ETF	25,753,725	(58,866)	25,694,859	1,996,544,036

BulletShares 2022 Corporate Bond ETF	57,057,127	(1,046,962)	56,010,165	1,972,932,498

BulletShares 2023 Corporate Bond ETF	58,016,498	(248,642)	57,767,856	1,273,814,594

BulletShares 2024 Corporate Bond ETF	59,583,929	(607,411)	58,976,518	1,020,757,102

BulletShares 2025 Corporate Bond ETF	38,153,171	(158,757)	37,994,414	593,968,086

BulletShares 2026 Corporate Bond ETF	20,667,958	(36,512)	20,631,446	273,055,945

BulletShares 2027 Corporate Bond ETF	14,659,985	(72,546)	14,587,439	215,558,512

BulletShares 2028 Corporate Bond ETF	8,578,935	(287,925)	8,291,010	120,603,506

BulletShares 2029 Corporate Bond ETF	1,342,055	(23,915)	1,318,140	24,542,376

BulletShares 2020 High Yield Corporate Bond ETF	169,474	(1,407,758)	(1,238,284)	724,950,435

BulletShares 2021 High Yield Corporate Bond ETF	8,343,623	(2,689,311)	5,654,312	1,006,360,974

BulletShares 2022 High Yield Corporate Bond ETF	9,733,406	(6,072,344)	3,661,062	681,744,867

BulletShares 2023 High Yield Corporate Bond ETF	8,130,424	(4,470,711)	3,659,713	390,994,211

BulletShares 2024 High Yield Corporate Bond ETF	3,187,557	(2,657,153)	530,404	179,281,606

BulletShares 2025 High Yield Corporate Bond ETF	2,712,930	(1,737,719)	975,211	132,100,906

BulletShares 2026 High Yield Corporate Bond ETF	1,828,122	(933,295)	894,827	74,785,847

BulletShares 2027 High Yield Corporate Bond ETF	747,309	(143,755)	603,554	19,242,872

BulletShares 2021 Municipal Bond ETF	103,775	(11,330)	92,445	24,717,587

BulletShares 2022 Municipal Bond ETF	162,986	(32,208)	130,778	27,359,303

BulletShares 2023 Municipal Bond ETF	194,999	(16,514)	178,485	14,909,264

BulletShares 2024 Municipal Bond ETF	236,643	(21,146)	215,497	12,347,442

BulletShares 2025 Municipal Bond ETF	315,661	(34,169)	281,492	9,884,864

BulletShares 2026 Municipal Bond ETF	246,472	(70,599)	175,873	12,357,310

BulletShares 2027 Municipal Bond ETF	109,352	(144,353)	(35,001)	15,017,773

BulletShares 2028 Municipal Bond ETF	148,606	(8,325)	140,281	4,984,515

BulletShares 2029 Municipal Bond ETF	141,023	(7,860)	133,163	4,839,182

BulletShares 2021 USD Emerging Markets Debt ETF	191,513	(5,702)	185,811	9,858,745

BulletShares 2022 USD Emerging Markets Debt ETF	386,444	(3,839)	382,605	9,827,920

BulletShares 2023 USD Emerging Markets Debt ETF	554,555	(22,633)	531,922	9,965,915

BulletShares 2024 USD Emerging Markets Debt ETF	708,535	(98,486)	610,049	15,025,354

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions and paydowns, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

BulletShares 2020 Corporate Bond ETF	$194,515	$(617,255)	$422,740

BulletShares 2021 Corporate Bond ETF	59,466	(1,155,885)	1,096,419

BulletShares 2022 Corporate Bond ETF	1	(2,849,519)	2,849,518

BulletShares 2023 Corporate Bond ETF	71,483	(1,375,034)	1,303,551

BulletShares 2024 Corporate Bond ETF	54,381	125,178	(179,559)

BulletShares 2025 Corporate Bond ETF	45,852	(1,731,594)	1,685,742

BulletShares 2026 Corporate Bond ETF	13	(301,252)	301,239

BulletShares 2027 Corporate Bond ETF	10,638	(294,308)	283,670

BulletShares 2028 Corporate Bond ETF	5,366	(806,710)	801,344

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	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

BulletShares 2029 Corporate Bond ETF	$29	$(29)	$-

BulletShares 2020 High Yield Corporate Bond ETF	101,958	6,098,769	(6,200,727)

BulletShares 2021 High Yield Corporate Bond ETF	-	12,668,318	(12,668,318)

BulletShares 2022 High Yield Corporate Bond ETF	-	9,470,089	(9,470,089)

BulletShares 2023 High Yield Corporate Bond ETF	13,272	1,504,030	(1,517,302)

BulletShares 2024 High Yield Corporate Bond ETF	11,381	818,484	(829,865)

BulletShares 2025 High Yield Corporate Bond ETF	1,334	136,750	(138,084)

BulletShares 2026 High Yield Corporate Bond ETF	(3,071)	(597,872)	600,943

BulletShares 2027 High Yield Corporate Bond ETF	-	592,281	(592,281)

BulletShares 2021 Municipal Bond ETF	1,996	-	(1,996)

BulletShares 2022 Municipal Bond ETF	(208)	-	208

BulletShares 2023 Municipal Bond ETF	(19)	-	19

BulletShares 2024 Municipal Bond ETF	924	(70)	(854)

BulletShares 2025 Municipal Bond ETF	(115)	-	115

BulletShares 2026 Municipal Bond ETF	889	-	(889)

BulletShares 2027 Municipal Bond ETF	-	-	-

BulletShares 2028 Municipal Bond ETF	(12)	-	12

BulletShares 2029 Municipal Bond ETF	(14)	-	14

BulletShares 2021 USD Emerging Markets Debt ETF	(3,804)	3,804	-

BulletShares 2022 USD Emerging Markets Debt ETF	1,150	583	(1,733)

BulletShares 2023 USD Emerging Markets Debt ETF	1,066	(1)	(1,065)

BulletShares 2024 USD Emerging Markets Debt ETF	6,183	(5,873)	(310)

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by the Funds only in Creation Units consisting of a specified number of Shares as set forth in the Funds’ prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally in exchange for the deposit or delivery of cash. However, the Funds also reserve the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”).

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on

301

valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

302

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of each of the thirty-one Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (thirty-one of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund

Invesco BulletShares 2020 Corporate Bond ETF (1)	Guggenheim BulletShares 2020 Corporate Bond ETF

Invesco BulletShares 2021 Corporate Bond ETF (1)	Guggenheim BulletShares 2021 Corporate Bond ETF

Invesco BulletShares 2022 Corporate Bond ETF (1)	Guggenheim BulletShares 2022 Corporate Bond ETF

Invesco BulletShares 2023 Corporate Bond ETF (1)	Guggenheim BulletShares 2023 Corporate Bond ETF

Invesco BulletShares 2024 Corporate Bond ETF (1)	Guggenheim BulletShares 2024 Corporate Bond ETF

Invesco BulletShares 2025 Corporate Bond ETF (1)	Guggenheim BulletShares 2025 Corporate Bond ETF

Invesco BulletShares 2026 Corporate Bond ETF (1)	Guggenheim BulletShares 2026 Corporate Bond ETF

Invesco BulletShares 2027 Corporate Bond ETF (2)	-

Invesco BulletShares 2028 Corporate Bond ETF (3)	-

Invesco BulletShares 2029 Corporate Bond ETF (4)	-

Invesco BulletShares 2020 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF

Invesco BulletShares 2021 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF

Invesco BulletShares 2022 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF

Invesco BulletShares 2023 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF

Invesco BulletShares 2024 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF

Invesco BulletShares 2025 High Yield Corporate Bond ETF (2)	-

Invesco BulletShares 2026 High Yield Corporate Bond ETF (3)	-

Invesco BulletShares 2027 High Yield Corporate Bond ETF (4)	-

Invesco BulletShares 2021 Municipal Bond ETF (5)	-

Invesco BulletShares 2022 Municipal Bond ETF (5)	-

Invesco BulletShares 2023 Municipal Bond ETF (5)	-

Invesco BulletShares 2024 Municipal Bond ETF (5)	-

Invesco BulletShares 2025 Municipal Bond ETF (5)	-

Invesco BulletShares 2026 Municipal Bond ETF (5)	-

Invesco BulletShares 2027 Municipal Bond ETF (5)	-

Invesco BulletShares 2028 Municipal Bond ETF (5)	-

Invesco BulletShares 2029 Municipal Bond ETF (5)	-

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (6)	-

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (6)	-

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (6)	-

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (6)	-

(1) Statement of operations for the year ended August 31, 2020, statements of changes in net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the two years in the period ended August 31, 2020, for the period June 1, 2018 through August 31, 2018 and for the year ended May 31, 2018

303

Report of Independent Registered Public Accounting Firm–(continued)

(2) Statement of operations for the year ended August 31, 2020, statements of changes in net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the two years in the period ended August 31, 2020, for the period June 1, 2018 through August 31, 2018 and for the period September 27, 2017 (commencement of investment operations) through May 31, 2018

(3) Statement of operations for the year ended August 31, 2020, statements of changes in net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the two years in the period ended August 31, 2020 and for the period August 7, 2018 (commencement of investment operations) through August 31, 2018

(4) Statements of operations and changes in net assets and the financial highlights for the period September 10, 2019 (commencement of investment operations) through August 31, 2020

(5) Statements of operations and changes in net assets and the financial highlights for the period September 23, 2019 (commencement of investment operations) through August 31, 2020

(6) Statement of operations for the year ended August 31, 2020 and statements of changes in net assets and the financial highlights for the year ended August 31, 2020 and for the period October 2, 2018 (commencement of investment operations) through August 31, 2019

The financial statements of the Predecessor Funds listed in the table above as of and for the year or period ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

304

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

In addition to the fees and expenses which the Invesco BulletShares 2020 High Yield Corporate Bond ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)

Actual	$1,000.00	$1,007.60	0.08%	$0.40
Hypothetical (5% return before expenses)	1,000.00	1,024.73	0.08	0.41

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)
Actual	1,000.00	1,014.10	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)
Actual	1,000.00	1,022.90	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51

305

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)
Actual	$1,000.00	$1,026.90	0.10%	$0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)
Actual	1,000.00	1,034.60	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)
Actual	1,000.00	1,038.90	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)
Actual	1,000.00	1,046.90	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)
Actual	1,000.00	1,042.20	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)
Actual	1,000.00	1,043.00	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51
Invesco BulletShares 2029 Corporate Bond ETF (BSCT)
Actual	1,000.00	1,046.80	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51
Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)
Actual	1,000.00	994.10	0.41	2.06
Hypothetical (5% return before expenses)	1,000.00	1,023.08	0.41	2.08
Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
Actual	1,000.00	978.60	0.41	2.04
Hypothetical (5% return before expenses)	1,000.00	1,023.08	0.41	2.08
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
Actual	1,000.00	983.60	0.41	2.04
Hypothetical (5% return before expenses)	1,000.00	1,023.08	0.41	2.08
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
Actual	1,000.00	996.60	0.41	2.06
Hypothetical (5% return before expenses)	1,000.00	1,023.08	0.41	2.08
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
Actual	1,000.00	1,006.90	0.42	2.12
Hypothetical (5% return before expenses)	1,000.00	1,023.03	0.42	2.14
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
Actual	1,000.00	1,018.20	0.42	2.13
Hypothetical (5% return before expenses)	1,000.00	1,023.03	0.42	2.14
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)
Actual	1,000.00	1,012.20	0.42	2.12
Hypothetical (5% return before expenses)	1,000.00	1,023.03	0.42	2.14
Invesco BulletShares 2027 High Yield Corporate Bond ETF (BSJR)
Actual	1,000.00	1,028.80	0.42	2.14
Hypothetical (5% return before expenses)	1,000.00	1,023.03	0.42	2.14

306

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco BulletShares 2021 Municipal Bond ETF (BSML)

Actual	$1,000.00	$1,007.90	0.18%	$0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.23	0.18	0.92

Invesco BulletShares 2022 Municipal Bond ETF (BSMM)

Actual	1,000.00	1,006.40	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.23	0.18	0.92

Invesco BulletShares 2023 Municipal Bond ETF (BSMN)

Actual	1,000.00	1,009.90	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.23	0.18	0.92

Invesco BulletShares 2024 Municipal Bond ETF (BSMO)

Actual	1,000.00	1,006.10	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.23	0.18	0.92

Invesco BulletShares 2025 Municipal Bond ETF (BSMP)

Actual	1,000.00	1,009.20	0.18	0.91

Hypothetical (5% return before expenses)	1,000.00	1,024.23	0.18	0.92

Invesco BulletShares 2026 Municipal Bond ETF (BSMQ)

Actual	1,000.00	993.70	0.18	0.90

Hypothetical (5% return before expenses)	1,000.00	1,024.23	0.18	0.92

Invesco BulletShares 2027 Municipal Bond ETF (BSMR)

Actual	1,000.00	987.50	0.18	0.90

Hypothetical (5% return before expenses)	1,000.00	1,024.23	0.18	0.92

Invesco BulletShares 2028 Municipal Bond ETF (BSMS)

Actual	1,000.00	995.90	0.18	0.90

Hypothetical (5% return before expenses)	1,000.00	1,024.23	0.18	0.92

Invesco BulletShares 2029 Municipal Bond ETF (BSMT)

Actual	1,000.00	995.10	0.18	0.90

Hypothetical (5% return before expenses)	1,000.00	1,024.23	0.18	0.92

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)

Actual	1,000.00	1,014.30	0.29	1.47

Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

Actual	1,000.00	1,014.30	0.29	1.47

Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

Actual	1,000.00	1,012.70	0.29	1.47

Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

Actual	1,000.00	997.00	0.29	1.46

Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

307

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2020 Corporate Bond ETF	0%	0%	0%	0%	97%	81%	0%	$53,761	$140,754

Invesco BulletShares 2021 Corporate Bond ETF	0%	0%	0%	0%	97%	75%	0%	$496,938	$90,212

Invesco BulletShares 2022 Corporate Bond ETF	0%	4%	0%	0%	91%	78%	0%	$547,200	$85,680

Invesco BulletShares 2023 Corporate Bond ETF	0%	0%	0%	0%	98%	82%	0%	$-	$78,074

Invesco BulletShares 2024 Corporate Bond ETF	0%	0%	0%	0%	99%	84%	0%	$-	$-

Invesco BulletShares 2025 Corporate Bond ETF	0%	0%	0%	0%	98%	89%	0%	$-	$-

Invesco BulletShares 2026 Corporate Bond ETF	0%	0%	0%	0%	97%	83%	0%	$31,274	$105,785

Invesco BulletShares 2027 Corporate Bond ETF	0%	0%	0%	0%	96%	87%	0%	$9,281	$-

Invesco BulletShares 2028 Corporate Bond ETF	0%	0%	0%	0%	99%	83%	0%	$-	$12,229

308

Tax Information–(continued)

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2029 Corporate Bond ETF	0%	0%	0%	0%	99%	89%	0%	$-	$29

Invesco BulletShares 2020 High Yield Corporate Bond ETF	0%	0%	0%	3%	98%	95%	0%	$-	$-

Invesco BulletShares 2021 High Yield Corporate Bond ETF	0%	0%	0%	0%	98%	86%	0%	$-	$-

Invesco BulletShares 2022 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	84%	0%	$-	$-

Invesco BulletShares 2023 High Yield Corporate Bond ETF	0%	0%	0%	0%	97%	85%	0%	$-	$-

Invesco BulletShares 2024 High Yield Corporate Bond ETF	0%	0%	0%	0%	99%	86%	0%	$-	$-

Invesco BulletShares 2025 High Yield Corporate Bond ETF	0%	0%	0%	0%	98%	82%	0%	$-	$-

Invesco BulletShares 2026 High Yield Corporate Bond ETF	0%	0%	0%	0%	98%	86%	0%	$15,169	$11,178

309

Tax Information–(continued)

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2027 High Yield Corporate Bond ETF	0%	0%	0%	0%	100%	87%	0%	$-	$-

Invesco BulletShares 2021 Municipal Bond ETF	0%	0%	0%	0%	2%	2%	98%	$-	$-

Invesco BulletShares 2022 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	$-	$-

Invesco BulletShares 2023 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	$-	$-

Invesco BulletShares 2024 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	99%	$-	$70

Invesco BulletShares 2025 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	$-	$-

Invesco BulletShares 2026 Municipal Bond ETF	0%	0%	0%	0%	7%	7%	99%	$-	$-

Invesco BulletShares 2027 Municipal Bond ETF	0%	0%	0%	0%	100%	100%	100%	$-	$-

Invesco BulletShares 2028 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	$-	$-

Invesco BulletShares 2029 Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	$-	$-

310

Tax Information–(continued)

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Tax-Exempt Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco BulletShares 2021 USD Emerging Markets Debt ETF	0%	0%	0%	0%	99%	2%	0%	$-	$-

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	0%	0%	0%	0%	100%	7%	0%	$-	$19,269

Invesco BulletShares 2023 USD Emerging Markets Debt ETF	0%	0%	0%	0%	94%	0%	0%	$-	$41,865

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	0%	0%	0%	0%	95%	8%	0%	$-	$45,300

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

311

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member,Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

312

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc.(alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly,Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

313

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds(2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

314

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

315

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012);
					Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

316

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

317

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary, Invesco Services (Bahamas) Private Limited (2012-2020); Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

318

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present);formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

319

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

320

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

321

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 37 series (each, a “Fund” and together, the “Funds”):

Invesco BulletShares 2020 Corporate Bond ETF	Invesco BulletShares 2024 Municipal Bond ETF
Invesco BulletShares 2021 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2020 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US Small Company ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Emerging Markets ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US Small Company ETF
Invesco BulletShares 2021 Municipal Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

322

Approval of Investment Advisory Contracts–(continued)

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its own brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2020 Corporate Bond ETF, Invesco BulletShares 2021 Corporate Bond ETF, Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF and Invesco BulletShares 2028 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Municipal Bond ETF, Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF and Invesco BulletShares 2028 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

●	0.23% of the Fund’s average daily net assets for each of Invesco RAFITM Strategic Developed ex-US ETF and Invesco RAFITM Strategic US Small Company ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 USD Emerging Markets Debt ETF, Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF and Invesco Russell 1000® Dynamic Multifactor ETF;

●	0.35% of the Fund’s average daily net assets for each of Invesco RAFITM Strategic Developed ex-US Small Company ETF and Invesco RAFITM Strategic Emerging Markets ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2020 High Yield Corporate Bond ETF, Invesco BulletShares 2021 High Yield Corporate Bond ETF, Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF and Invesco BulletShares 2026 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco BulletShares 2020 Corporate Bond ETF	X	X	X

Invesco BulletShares 2021 Corporate Bond ETF	X	X	X

Invesco BulletShares 2022 Corporate Bond ETF	X		X

Invesco BulletShares 2023 Corporate Bond ETF	X		X

Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X

323

Approval of Investment Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2020 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2021 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2021 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2021 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X	X	X

Invesco Investment Grade Defensive ETF	X	X	X

Invesco Investment Grade Value ETF	X	X	X

Invesco RAFITM Strategic Developed ex-US ETF	X	X	X

Invesco RAFITM Strategic Developed ex-US Small Company ETF	X	X	X

Invesco RAFITM Strategic Emerging Markets ETF	X		X

Invesco RAFITM Strategic US ETF	X	X	X

Invesco RAFITM Strategic US Small Company ETF	X		X

Invesco Russell 1000® Dynamic Multifactor ETF	X	X	X

Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

324

Approval of Investment Advisory Contracts–(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, index licensing fees and advisory fees for money market cash management vehicles. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for each Fund and is paid a licensing fee. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

325

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-SIFT-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2020

DEF Invesco Defensive Equity ETF

ISDX Invesco RAFITM Strategic Developed ex-US ETF

ISEM Invesco RAFITM Strategic Emerging Markets ETF

IUS Invesco RAFITM Strategic US ETF

IUSS Invesco RAFITM Strategic US Small Company ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the Fed cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

Global Equity

At the start of the fiscal year, global equity markets faced volatility, hampered by US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK regarding its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Macroeconomic and geopolitical issues mostly abated during the fourth quarter of 2019, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter. In this environment, global equity markets, both developed and emerging, ended the fiscal year in positive territory.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3

Management’s Discussion of Fund Performance Invesco Defensive Equity ETF (DEF)

As an index fund, the Invesco Defensive Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Defensive Equity Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is comprised of a subset of approximately 100 equal-weighted securities from the S&P 500 Index. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. Invesco Indexing selects securities for inclusion in the Index based on its proprietary rules-based methodology and a security’s risk characteristics. The starting universe is screened to eliminate stocks with less favorable risk profiles by measuring certain risk characteristics, such as a stock’s beta (a measure of a given security’s volatility in relation to the volatility of a specific market) and down market volatility (a measurement that represents a security’s volatility during adverse market conditions). The rules-based methodology calculates the probability of a company delivering the required revenue growth to support its current stock price. The 100 securities with a higher probability of delivering the required revenue growth to support their current stock prices while minimizing any differences in industry exposure relative to the S&P 500 Index are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 8.34%. On a net asset value (“NAV”) basis, the Fund returned 8.22%. During the same time period, the Index returned 8.85%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 21.94%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and equal weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and consumer staples sectors and most underweight in the information technology and communication services sectors during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight position and security selection in the information technology sector along with its overweight position and security selection in the health care sector.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The real estate sector detracted most significantly to the Fund’s return, followed by the energy and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Apple, Inc., an information technology company (portfolio average weight of 0.39%), and Citrix Systems, Inc., an information technology company (portfolio average weight of 1.08%). Positions that detracted most significantly from the Fund’s return during this period included Synchrony Financial, a financials company (no longer held at fiscal year-end), and Ventas, Inc., a financials company (no longer held at fiscal year-end).

  Sector Breakdown (% of the Fund’s Net Assets)

  as of August 31, 2020

Information Technology	27.37
Health Care	18.76

Industrials	10.78
Consumer Staples	10.07

Communication Services	8.87
Consumer Discretionary	7.42

Financials	5.03
Materials	4.01

Utilities	3.90
Real Estate	3.69

Money Market Funds Plus Other Assets Less Liabilities	0.10

4

Invesco Defensive Equity ETF (DEF) (continued)

  Top Ten Fund Holdings* (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

United Parcel Service, Inc., Class B	1.41
salesforce.com, inc.	1.38

Apple, Inc.	1.35
West Pharmaceutical Services, Inc.	1.23

Amazon.com, Inc.	1.20
PayPal Holdings, Inc.	1.17

Target Corp.	1.16
Facebook, Inc., Class A	1.14

Tractor Supply Co.	1.13
Thermo Fisher Scientific, Inc.	1.12

Total	12.29

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

		3 Years		5 Years		10 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	5 Years Cumulative	Average Annualized	10 Years Cumulative	Average Annualized	Cumulative

Blended - Invesco Defensive Equity Index	8.85%	11.84%	39.89%	12.68%	81.68%	12.85%	234.96%	8.99%	225.36%

S&P 500® Index	21.94	14.52	50.17	14.46	96.47	15.16	310.38	9.03	227.20

Fund

NAV Return	8.22	11.19	37.48	12.00	76.26	12.19	215.88	8.29	197.93
Market Price Return	8.34	11.25	37.68	12.00	76.26	12.19	216.01	8.30	198.27

5

Invesco Defensive Equity ETF (DEF) (continued)

Guggenheim Defensive Equity ETF (the “Predecessor Fund”) Inception: December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-Invesco Defensive Equity Index performance is comprised of the performance of the Sabrient Defensive Equity Index, the Fund’s previous underlying index, prior to the conversion date, October 24, 2016, followed by the performance of the Index, starting from the conversion date through August 31, 2020.

6

Management’s Discussion of Fund Performance Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

As an index fund, the Invesco RAFITM Strategic Developed ex-US ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic Developed ex-US Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on securities in the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, large-business-sized companies located in countries designated as developed market countries (excluding the U.S.). Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of foreign equity securities with at least one year of trading history, issued by companies located in countries designated as developed market countries (excluding the U.S.). Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked in the top 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 0.41%. On a net asset value (“NAV”) basis, the Fund returned 0.43%. During the same time period, the Index returned 0.35%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund holding cash to pay distributions in March, which coincided with the overall market decline.

During this same time period, the MSCI EAFE® Index (the “Benchmark Index”) returned 6.13%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equities markets in developed countries around the world, excluding the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and materials sectors and most underweight in the financials and health care sectors during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight position in the energy sector along with an underweight position and security selection in the health care sector.

For the fiscal year ended August 31, 2020, the materials sector contributed most significantly to the Fund’s return, followed by the information technology and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Roche Holding AG, a health care company (portfolio average weight of 1.04%), and Samsung Electronics Co. Ltd., an information technology company (portfolio average weight of 2.42%). Positions that detracted most significantly from the Fund’s return during this period included BP PLC, an energy company (portfolio average weight of 1.35%), and Suncor Energy, Inc., an energy company (portfolio average weight of 0.94%).

  Sector Breakdown (% of the Fund’s Net Assets)

  as of August 31, 2020

Industrials	17.15

Consumer Discretionary	15.93

Materials	14.04

Energy	11.48

Consumer Staples	9.92

Information Technology	7.20

Communication Services	6.51

Health Care	6.01

Financials	5.91

Utilities	4.97

Real Estate	0.61

Money Market Funds Plus Other Assets Less Liabilities	0.27

7

Invesco RAFITM Strategic Developed ex-US ETF (ISDX) (continued)

  Top Ten Fund Holdings* (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

Royal Dutch Shell PLC, Class A	2.13

Samsung Electronics Co. Ltd.	1.77

Toyota Motor Corp.	1.30

TOTAL SE	1.29

BP PLC	1.22

Volkswagen AG, Preference Shares	1.17

Nestle S.A.	1.09

Enbridge, Inc.	1.04

Daimler AG	0.99

BHP Group Ltd.	0.98

Total	12.98

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative

Invesco Strategic Developed ex-US Index (Net)	0.35%	(0.94)%	(1.84)%

MSCI EAFE® Index (Net)	6.13	2.39	4.76

Fund

NAV Return	0.43	(0.85)	(1.67)

Market Price Return	0.41	(0.93)	(1.81)

8

Invesco RAFITM Strategic Developed ex-US ETF (ISDX) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.23% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

9

Management’s Discussion of Fund Performance Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

As an index fund, the Invesco RAFITM Strategic Emerging Markets ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic Emerging Markets Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on securities in the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, large-business-sized companies located in countries designated as emerging market countries. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of foreign equity securities with at least one year of trading history, issued by companies located in countries designated as emerging market countries. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked in the top 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 2.48%. On a net asset value (“NAV”) basis, the Fund returned 2.03%. During the same time period, the Index returned 2.36%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the MSCI Emerging Markets Index (the “Benchmark Index”) returned 14.49%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,383 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and industrials sectors and most underweight in the financials and communication services sectors during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight position and security selection in the energy sector as well as its underweight position and security selection in the communication services sector.

For the fiscal year ended August 31, 2020, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and communication services sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Alibaba Group Holding Ltd. Sponsored ADR, a consumer discretionary company (portfolio average weight of 6.74%), and JD.com, Inc. Sponsored ADR Class A, a consumer discretionary company (portfolio average weight of 2.56%). Positions that detracted most significantly from the Fund’s return during this period included PetroChina Co., Ltd., Class H, an energy company (portfolio average weight of 5.95%), and Banco Bradesco S.A. Pfd., a financials company (portfolio average weight of 1.69%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Energy	22.06

Consumer Discretionary	16.40

Financials	13.54

Information Technology	11.73

Materials	10.18

Communication Services	8.17

Industrials	6.95
Consumer Staples	4.28

Utilities	3.61

Sector Types Each Less Than 3%	2.77

Money Market Funds Plus Other Assets Less Liabilities	0.31

10

Invesco RAFITM Strategic Emerging Markets ETF (ISEM) (continued)

  Top Ten Fund Holdings* (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

Alibaba Group Holding Ltd., ADR	7.41
PetroChina Co. Ltd., H Shares	5.72

China Petroleum & Chemical Corp., H Shares	4.48
China Life Insurance Co. Ltd., H Shares	3.52

Ping An Insurance (Group) Co. of China Ltd., H Shares	2.96
Taiwan Semiconductor Manufacturing Co. Ltd.	2.68

JD.com, Inc., ADR	2.66
Petroleo Brasileiro S.A., Preference Shares	2.18

Infosys Ltd., ADR	1.93
Gazprom PJSC	1.79

Total	35.33

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative

Invesco Strategic Emerging Markets Index (Net)	2.36%	0.60%	1.18%

MSCI Emerging Markets Index (Net)	14.49	7.35	14.98

Fund

NAV Return	2.03	0.02	0.04

Market Price Return	2.48	0.12	0.24

11

Invesco RAFITM Strategic Emerging Markets ETF (ISEM) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

12

Management’s Discussion of Fund Performance Invesco RAFITM Strategic US ETF (IUS)

As an index fund, the Invesco RAFITM Strategic US ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic US Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, large business-sized companies designated as U.S. companies. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of domestic equity securities with at least one year of trading history. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked in the top 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 15.38%. On a net asset value (“NAV”) basis, the Fund returned 15.17%. During the same time period, the Index returned 15.29%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with the overall market decline.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 22.50%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and consumer staples sectors and most underweight in the financials and real estate sectors during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the consumer discretionary sector as well as the overweight position and security selection in the energy sector.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the utilities and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Apple, Inc., an information technology company (portfolio average weight of 6.30%), and Microsoft Corp., an information technology company (portfolio average weight of 2.48%). Positions that detracted most significantly from the Fund’s return during this period included Exxon Mobil Corp., an energy company (portfolio average weight of 1.77%), and Boeing Co. (The), an industrials company (portfolio average weight of 0.63%)

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Information Technology	21.48

Consumer Discretionary	13.18

Health Care	12.85

Industrials	11.85

Communication Services	10.80

Consumer Staples	8.08

Energy	7.69

Financials	6.80

Materials	4.13

Sector Types Each Less Than 3%	2.91

Money Market Funds Plus Other Assets Less Liabilities	0.23

13

Invesco RAFITM Strategic US ETF (IUS) (continued)

  Top Ten Fund Holdings* (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

Apple, Inc.	6.05

Berkshire Hathaway, Inc., Class B	2.86

Microsoft Corp.	2.36

Alphabet, Inc., Class A	2.32

AT&T, Inc.	1.97

Exxon Mobil Corp.	1.71

Facebook, Inc., Class A	1.44

Amazon.com, Inc.	1.39

Chevron Corp.	1.23

Verizon Communications, Inc.	1.18

Total	22.51

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative

Invesco Strategic US Index	15.29%	8.08%	16.50%

Russell 1000® Index	22.50	12.50	26.07

Fund

NAV Return	15.17	7.94	16.22

Market Price Return	15.38	8.07	16.50

14

Invesco RAFITM Strategic US ETF (IUS) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

Management’s Discussion of Fund Performance Invesco RAFITM Strategic US Small Company ETF (IUSS)

As an index fund, the Invesco RAFITM Strategic US Small Company ETF (“the Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic US Small Company Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, small-business-sized companies designated as U.S. companies. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of domestic equity securities with at least one year of trading history. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked below 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 5.36%. On a net asset value (“NAV”) basis, the Fund returned 5.13%. During the same time period, the Index returned 5.35%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 6.02%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and consumer discretionary sectors and most underweight in the financials and health care sectors during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight position and security selection in the health care sector along with its overweight position and security selection in the energy sector.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the real estate and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Stamps.com Inc., a consumer discretionary company (portfolio average weight of 0.25%), and RH, a consumer discretionary company (portfolio average weight of 0.36%). Positions that detracted most significantly from the Fund’s return during the period included Hexcel Corp., an industrials company (portfolio average weight of 0.22%), and Denbury Resources Inc., an energy company (no longer held at fiscal year-end).

  Sector Breakdown (% of the Fund’s Net Assets)

  as of August 31, 2020

Industrials	23.45

Consumer Discretionary	18.01

Information Technology	14.72

Health Care	8.88

Materials	6.85

Real Estate	6.01

Financials	5.89

Energy	4.89

Communication Services	4.35

Consumer Staples	4.22

Utilities	2.63
Money Market Funds Plus Other Assets Less Liabilities	0.10

16

Invesco RAFITM Strategic US Small Company ETF (IUSS) (continued)

  Top Ten Fund Holdings* (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

Penn National Gaming, Inc.	0.46

Owens & Minor, Inc.	0.42

Nabors Industries Ltd.	0.40

Square, Inc., Class A	0.37

Tupperware Brands Corp.	0.36

Community Health Systems, Inc.	0.36

Resolute Forest Products, Inc.	0.34

Aaron’s, Inc.	0.29

Sonic Automotive, Inc., Class A	0.29

Pitney Bowes, Inc.	0.28

Total	3.57

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative

Invesco Strategic US Small Company Index	5.35%	(2.25)%	(4.37)%

Russell 2000® Index	6.02	(3.27)	(6.32)

Fund

NAV Return	5.13	(2.41)	(4.69)

Market Price Return	5.36	(2.29)	(4.45)

17

Invesco RAFITM Strategic US Small Company ETF (IUSS) (continued)

Fund Inception: September 12, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.23% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

18

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

19

Invesco Defensive Equity ETF (DEF)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-8.87%
Alphabet, Inc., Class C(b)	1,929	$3,152,333
AT&T, Inc.	87,949	2,621,760
Charter Communications, Inc., Class A(b)	5,307	3,267,042
Comcast Corp., Class A	68,346	3,062,584
Facebook, Inc., Class A(b)	11,942	3,501,394
Omnicom Group, Inc.	48,634	2,630,613
T-Mobile US, Inc.(b)	26,779	3,124,574
Verizon Communications, Inc.	48,695	2,886,153
Walt Disney Co. (The)	23,188	3,057,802

		27,304,255

Consumer Discretionary-7.42%
Amazon.com, Inc.(b)	1,068	3,685,625
Dollar General Corp.	14,869	3,001,754
eBay, Inc.	57,520	3,150,945
McDonald’s Corp.	14,438	3,082,802
Target Corp.	23,607	3,569,614
Tractor Supply Co.	23,355	3,475,925
Yum! Brands, Inc.	30,042	2,879,526

		22,846,191

Consumer Staples-10.07%
Campbell Soup Co.	57,760	3,038,754
Clorox Co. (The)	13,668	3,054,798
Costco Wholesale Corp.	9,218	3,204,730
General Mills, Inc.	45,026	2,879,413
Hormel Foods Corp.	58,990	3,007,310
Kimberly-Clark Corp.	20,454	3,226,823
Mondelez International, Inc., Class A	53,225	3,109,404
PepsiCo, Inc.	21,074	2,951,624
Procter & Gamble Co. (The)	23,710	3,279,804
Walmart, Inc.	23,383	3,246,730

		30,999,390

Financials-5.03%
Aon PLC, Class A	14,665	2,932,853
Intercontinental Exchange, Inc.	29,049	3,085,875
Nasdaq, Inc.	23,606	3,173,119
Progressive Corp. (The)	35,288	3,353,772
Willis Towers Watson PLC	14,229	2,924,486

		15,470,105

Health Care-18.76%
Abbott Laboratories	30,741	3,365,217
AmerisourceBergen Corp.	29,224	2,835,605
Amgen, Inc.	12,474	3,159,914
Baxter International, Inc.	32,550	2,834,129
Becton, Dickinson and Co.	11,949	2,900,859
Bristol-Myers Squibb Co.	46,987	2,922,591
Cooper Cos., Inc. (The)	9,467	2,976,235
Danaher Corp.	16,371	3,380,120
DaVita, Inc.(b)	34,099	2,958,429
Gilead Sciences, Inc.	36,679	2,448,323
Incyte Corp.(b)	30,453	2,934,147
Johnson & Johnson	19,125	2,933,966
McKesson Corp.	18,311	2,809,640
Merck & Co., Inc.	34,569	2,947,699
Pfizer, Inc.	78,696	2,973,922

	Shares	Value
Health Care-(continued)
Thermo Fisher Scientific, Inc.	8,029	$3,444,280
Vertex Pharmaceuticals, Inc.(b)	10,327	2,882,472
West Pharmaceutical Services, Inc.	13,306	3,778,372
Zoetis, Inc.	20,248	3,241,705

		57,727,625

Industrials-10.78%
Allegion PLC	25,928	2,680,696
Equifax, Inc.	16,151	2,717,729
Expeditors International of Washington, Inc.	36,363	3,214,126
General Dynamics Corp.	17,887	2,671,423
Honeywell International, Inc.	18,342	3,036,518
Johnson Controls International PLC	82,277	3,351,142
L3Harris Technologies, Inc.	13,677	2,471,981
Lockheed Martin Corp.	7,002	2,732,600
Northrop Grumman Corp.	8,285	2,838,524
Union Pacific Corp.	16,149	3,107,714
United Parcel Service, Inc., Class B	26,563	4,346,238

		33,168,691

Information Technology-27.37%
Accenture PLC, Class A	13,498	3,238,575
Akamai Technologies, Inc.(b)	27,283	3,176,560
Amphenol Corp., Class A	28,172	3,093,286
ANSYS, Inc.(b)	9,906	3,358,233
Apple, Inc.	32,116	4,144,249
Broadridge Financial Solutions, Inc.	23,265	3,196,611
Cadence Design Systems, Inc.(b)	30,399	3,371,553
Cisco Systems, Inc.	59,611	2,516,776
Citrix Systems, Inc.	19,994	2,903,129
F5 Networks, Inc.(b)	19,357	2,561,512
International Business Machines Corp.	21,768	2,684,212
Intuit, Inc.	9,578	3,308,146
Jack Henry & Associates, Inc.	15,504	2,564,672
Juniper Networks, Inc.	112,797	2,819,925
Mastercard, Inc., Class A	9,028	3,233,739
Maxim Integrated Products, Inc.	47,255	3,234,132
Microsoft Corp.	14,361	3,238,836
Motorola Solutions, Inc.	19,072	2,951,392
NortonLifeLock, Inc.	132,327	3,112,331
Oracle Corp.	52,242	2,989,287
PayPal Holdings, Inc.(b)	17,714	3,616,136
salesforce.com, inc.(b)	15,524	4,232,619
Seagate Technology PLC	51,089	2,451,761
Synopsys, Inc.(b)	14,958	3,310,205
VeriSign, Inc.(b)	13,263	2,848,892
Visa, Inc., Class A	14,102	2,989,483
Xilinx, Inc.	29,729	3,096,573

		84,242,825

Materials-4.01%
Air Products and Chemicals, Inc.	11,406	3,333,518
Ball Corp.	38,909	3,127,116
International Flavors & Fragrances, Inc.(c)	21,170	2,620,634
Newmont Corp.	48,232	3,245,049

		12,326,317

Real Estate-3.69%
American Tower Corp.	10,655	2,654,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Defensive Equity ETF (DEF)—(continued)

August 31, 2020

	Shares	Value
Real Estate-(continued)
Crown Castle International Corp.	16,236	$2,650,527
Equinix, Inc.	4,065	3,210,456
SBA Communications Corp., Class A	9,258	2,833,596

		11,349,272

Utilities-3.90%
Alliant Energy Corp.	55,860	3,024,819
American Water Works Co., Inc.	21,570	3,048,704
CMS Energy Corp.	47,191	2,854,583
NextEra Energy, Inc.	11,033	3,080,083

		12,008,189

Total Common Stocks & Other Equity Interests (Cost $268,126,335)		307,442,860

Money Market Funds-0.04%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $116,684)	116,684	116,684

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $268,243,019)		307,559,544

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.72%
Invesco Private Government Fund, 0.03%(d)(e)(f)	1,654,316	$1,654,316
Invesco Private Prime Fund, 0.14%(d)(e)(f)	551,335	551,445

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,205,738)		2,205,761

TOTAL INVESTMENTS IN SECURITIES-100.66% (Cost $270,448,757)		309,765,305
OTHER ASSETS LESS LIABILITIES-(0.66)%		(2,030,357)

NET ASSETS-100.00%		$307,734,948

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$7,581,505	$(7,464,821)	$-	$-	$116,684	$2,217

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	-	13,522,395	(13,522,395)	-	-	-	6,050	*

Invesco Liquid Assets Portfolio, Institutional Class	-	3,844,885	(3,844,811)	-	(74)	-	2,273	*

Invesco Private Government Fund	-	7,298,679	(5,644,363)	-	-	1,654,316	248	*

Invesco Private Prime Fund	-	976,144	(424,753)	23	31	551,445	160	*

Total	$-	$33,223,608	$(30,901,143)	$23	$(43)	$2,322,445	$10,948

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

August 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.73%
Australia-6.15%
AGL Energy Ltd.	15,583	$170,561
Alumina Ltd.(a)	44,562	51,741
Ampol Ltd.	8,072	155,330
Aristocrat Leisure Ltd.	2,808	58,915
Aurizon Holdings Ltd.	36,534	117,531
BHP Group Ltd.	87,435	2,451,357
BHP Group PLC	102,098	2,341,468
BlueScope Steel Ltd.	16,980	159,355
Boral Ltd.	43,952	130,344
Brambles Ltd.	16,563	135,843
Coca-Cola Amatil Ltd.	8,711	58,624
Computershare Ltd.	5,525	54,303
Crown Resorts Ltd.	8,806	58,677
CSL Ltd.	1,021	215,961
Downer EDI Ltd.	26,938	89,450
Fortescue Metals Group Ltd.	17,357	223,610
Glencore PLC	684,049	1,549,532
Incitec Pivot Ltd.	52,204	81,076
Lendlease Corp. Ltd.	15,548	133,613
Metcash Ltd.	43,713	94,398
Newcrest Mining Ltd.	6,381	150,821
OceanaGold Corp.(b)	31,948	73,804
Orica Ltd.	6,267	80,552
Origin Energy Ltd.	45,607	188,880
Qantas Airways Ltd.	45,676	133,092
Ramsay Health Care Ltd.(a)	2,042	98,251
Rio Tinto Ltd.	27,771	2,012,728
Rio Tinto PLC	26,708	1,657,507
Santos Ltd.	35,140	147,351
Sonic Healthcare Ltd.	4,198	99,503
South32 Ltd.	166,000	257,807
Tabcorp Holdings Ltd.	30,456	81,536
Telstra Corp. Ltd.	301,454	644,297
Treasury Wine Estates Ltd.	8,267	56,553
Wesfarmers Ltd.	22,930	805,838
Woolworths Group Ltd.	18,910	557,578

		15,377,787

Austria-0.27%
ANDRITZ AG	2,188	73,374
OMV AG(b)	5,125	167,083
UNIQA Insurance Group AG	11,393	75,894
Verbund AG	943	50,750
Vienna Insurance Group AG Wiener Versicherung Gruppe(b)	2,126	52,123
voestalpine AG(a)	7,470	185,911
Wienerberger AG(b)	2,545	68,848

		673,983

Belgium-1.24%
Ackermans & van Haaren N.V.(b)	586	83,468
Anheuser-Busch InBev S.A./N.V	39,696	2,316,991
Bekaert S.A.	2,578	52,198
Colruyt S.A.	775	49,124
Groupe Bruxelles Lambert S.A.	1,554	144,183
Proximus SADP	3,377	67,002
Solvay S.A., Class A	1,959	170,186

	Shares	Value
Belgium-(continued)
UCB S.A.	886	$105,453
Umicore S.A.	2,177	100,212

		3,088,817

Canada-14.63%
Aecon Group, Inc.	5,790	64,612
Agnico Eagle Mines Ltd.	2,865	236,465
Air Canada(b)	25,920	350,122
Alamos Gold, Inc., Class A	9,524	99,776
Alimentation Couche-Tard, Inc., Class B	40,784	1,332,495
AltaGas Ltd.	17,536	227,048
ARC Resources Ltd.	35,065	177,081
AutoCanada, Inc.	8,517	98,181
B2Gold Corp.	15,758	105,944
Barrick Gold Corp.	23,648	701,300
Baytex Energy Corp.(a)(b)	392,807	201,988
BCE, Inc.	15,090	649,254
BlackBerry Ltd.(b)	14,466	75,497
Boyd Group Services, Inc.	306	48,781
Brookfield Asset Management, Inc., Class A	62,313	2,105,237
BRP, Inc.	4,723	256,784
CAE, Inc.	8,384	133,068
Cameco Corp.	6,050	70,160
Canadian National Railway Co.	14,416	1,516,449
Canadian Natural Resources Ltd.	85,742	1,692,532
Canadian Pacific Railway Ltd.	2,346	694,806
Canadian Solar, Inc.(b)	3,243	105,365
Canadian Tire Corp. Ltd., Class A	4,618	483,615
Canfor Corp.(b)	6,545	85,445
Capital Power Corp.	6,598	144,929
Cascades, Inc.	8,559	91,111
CCL Industries, Inc., Class B	4,520	167,243
Celestica, Inc.(b)	24,287	193,670
Cenovus Energy, Inc.	182,793	864,197
Centerra Gold, Inc.	6,752	88,044
CGI, Inc., Class A(b)	7,162	503,613
Chartwell Retirement Residences	7,803	62,522
CI Financial Corp.	13,226	187,993
Cineplex, Inc.	4,872	37,018
Cogeco Communications, Inc.	811	60,862
Cogeco, Inc.	734	44,183
Constellation Software, Inc.	160	185,424
Crescent Point Energy Corp.	200,913	353,115
Dollarama, Inc.	3,836	149,913
Empire Co. Ltd., Class A	17,509	456,219
Enbridge, Inc.	81,286	2,603,373
Enerflex Ltd.	13,940	62,588
Enerplus Corp.	43,140	114,559
Fairfax Financial Holdings Ltd.	2,477	764,401
Finning International, Inc.	11,512	175,912
George Weston Ltd.	6,184	447,230
Gibson Energy, Inc.	8,278	150,890
Gildan Activewear, Inc.	11,880	230,588
Great Canadian Gaming Corp.(b)	4,085	83,710
Husky Energy, Inc.	84,814	287,064
Hydro One Ltd.(c)	10,331	214,081
IAMGOLD Corp.(b)	21,030	90,547
IGM Financial, Inc.	3,756	91,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)

August 31, 2020

	Shares	Value
Canada-(continued)
Imperial Oil Ltd.(a)	24,609	$406,262
Intact Financial Corp.	3,552	380,866
Inter Pipeline Ltd.	20,885	220,719
Keyera Corp.	11,277	206,161
Kinross Gold Corp.(b)	29,049	258,174
Kirkland Lake Gold Ltd.	3,072	163,862
Linamar Corp.	5,948	186,710
Loblaw Cos. Ltd.	9,474	490,151
Magna International, Inc.	35,205	1,716,276
Maple Leaf Foods, Inc.	3,148	70,114
Martinrea International, Inc.	14,293	110,026
MEG Energy Corp.(b)	51,121	142,030
Methanex Corp.	11,798	263,405
Metro, Inc.	7,881	356,382
New Gold, Inc.(b)	44,139	72,495
NFI Group, Inc.	6,172	83,607
Norbord, Inc.	6,216	212,774
North West Co., Inc. (The)	2,215	48,450
Nutrien Ltd.	42,925	1,591,547
Open Text Corp.	5,347	242,779
Pan American Silver Corp.	3,124	112,905
Parkland Corp.	9,628	273,186
Pembina Pipeline Corp.	22,759	564,193
Precision Drilling Corp.(b)	112,732	79,599
Premium Brands Holdings Corp.	882	65,154
Quebecor, Inc., Class B	3,390	84,142
Restaurant Brands International, Inc.	5,387	292,183
Ritchie Bros. Auctioneers, Inc.	1,757	102,916
Rogers Communications, Inc., Class B	8,143	339,107
Russel Metals, Inc.	7,198	103,472
Saputo, Inc.	6,878	171,772
Secure Energy Services, Inc.	74,069	85,839
Seven Generations Energy Ltd., Class A(b)	112,955	357,170
Shaw Communications, Inc., Class B	8,141	152,392
Shopify, Inc., Class A(b)	76	81,266
SNC-Lavalin Group, Inc.(a)	8,567	151,753
Spin Master Corp.(b)(c)	3,401	81,335
Stantec, Inc.	3,383	109,958
Stella-Jones, Inc.	2,300	79,965
Suncor Energy, Inc.	134,897	2,166,924
Superior Plus Corp.	11,944	110,736
Teck Resources Ltd., Class B	84,370	973,886
TELUS Corp.	19,373	357,143
TFI International, Inc.	5,120	226,578
Thomson Reuters Corp.	6,439	492,753
TORC Oil & Gas Ltd.	59,531	79,956
Toromont Industries Ltd.	1,626	92,110
TransAlta Corp.	20,328	130,741
Transcontinental, Inc., Class A	10,841	127,634
Vermilion Energy, Inc.	32,235	128,153
West Fraser Timber Co. Ltd.	4,082	219,146
Whitecap Resources, Inc.	94,418	186,235
WSP Global, Inc.	2,982	202,523
Yamana Gold, Inc.	26,214	162,561

		36,586,936

Chile-0.11%
Antofagasta PLC	5,113	73,527
Lundin Mining Corp.	33,243	208,446

		281,973

	Shares	Value
China-0.06%
Wilmar International Ltd.	43,787	$140,417

Colombia-0.11%
Millicom International Cellular S.A., SDR	5,187	154,258
Parex Resources, Inc.(b)	9,320	127,681

		281,939

Denmark-1.23%
AP Moller - Maersk A/S, Class B(a)	470	722,142
Carlsberg A/S, Class B	1,649	232,224
Chr. Hansen Holding A/S	450	51,776
Coloplast A/S, Class B	430	73,121
Dfds A/S(b)	1,720	65,046
DSV Panalpina A/S	662	103,735
H Lundbeck A/S	1,535	50,504
ISS A/S(b)	7,815	120,578
Novo Nordisk A/S, Class B	12,537	832,121
Novozymes A/S, Class B	1,637	97,068
Orsted A/S(c)	868	123,075
Pandora A/S	2,745	200,914
Rockwool International A/S, Class B	211	80,337
Vestas Wind Systems A/S	2,159	328,950

		3,081,591

Finland-0.96%
Elisa OYJ	879	51,816
Fortum OYJ	8,234	174,448
Huhtamaki OYJ(b)	1,240	60,120
Kesko OYJ, Class B	6,946	154,428
Kone OYJ, Class B	2,433	209,036
Neste OYJ	3,153	168,971
Nokia OYJ	101,492	494,318
Nokian Renkaat OYJ	2,621	73,130
Outokumpu OYJ(a)(b)	22,020	59,490
Sampo OYJ, Class A	8,970	361,845
Stora Enso OYJ, Class R	16,359	241,231
UPM-Kymmene OYJ	9,176	278,850
Wartsila OYJ Abp	9,249	79,243

		2,406,926

France-8.79%
Accor S.A.(b)	4,453	137,080
Aeroports de Paris(a)	587	61,638
Air France-KLM(a)(b)	11,575	52,272
Air Liquide S.A.	4,188	696,451
Airbus SE(b)	9,530	784,598
Alstom S.A.(b)	3,126	174,366
Arkema S.A.	1,459	162,100
Atos SE(b)	1,976	171,332
Bollore S.A.	30,188	113,653
Bouygues S.A.(b)	9,985	397,057
Bureau Veritas S.A.(b)	2,589	58,815
Capgemini SE	2,600	360,699
Carrefour S.A.	34,282	551,854
Casino Guichard Perrachon S.A.(a)(b)	3,746	97,441
Cie de Saint-Gobain(b)	21,757	884,170
Cie Generale des Etablissements Michelin S.C.A	4,340	491,118
Criteo S.A., ADR(b)	7,810	101,686
Danone S.A.	6,060	399,335
Dassault Systemes SE	362	68,339
Eiffage S.A.(b)	2,479	228,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)

August 31, 2020

	Shares	Value
France-(continued)
Electricite de France S.A.	26,127	$275,033
Elior Group S.A.(c)	8,353	49,110
Elis S.A.(b)	5,559	72,134
Engie S.A.(b)	93,254	1,299,849
EssilorLuxottica S.A.(b)	1,784	239,174
Faurecia SE(b)	3,347	146,144
Hermes International	64	55,063
Ingenico Group S.A.(a)(b)	359	61,053
Kering S.A.	429	264,022
Korian S.A.(b)	1,620	62,889
Legrand S.A.	2,158	180,402
L’Oreal S.A.	1,305	432,162
LVMH Moet Hennessy Louis Vuitton SE	1,514	711,231
Nexity S.A.	1,500	51,629
Orange S.A.	64,091	715,141
Orpea(b)	484	58,260
Pernod Ricard S.A.	1,532	262,920
Peugeot S.A.(b)	36,818	632,747
Publicis Groupe S.A.(b)	6,786	238,359
Rallye S.A.(b)	14,431	71,192
Renault S.A.(b)	23,911	681,737
Rexel S.A.(b)	16,146	216,463
Rubis S.C.A	1,370	64,850
Safran S.A.(b)	4,349	504,619
Sanofi	14,159	1,437,143
Schneider Electric SE	6,731	835,182
SCOR SE(b)	8,430	226,035
SEB S.A.	389	68,435
Sodexo S.A.	2,209	158,406
SPIE S.A.	4,203	71,528
Suez S.A.	11,706	203,067
Teleperformance	287	88,693
Thales S.A.	1,583	124,004
TOTAL SE	81,401	3,222,337
Ubisoft Entertainment S.A.(b)	621	51,216
Valeo S.A.	11,524	352,823
Veolia Environnement S.A.	16,645	402,113
Vinci S.A.	8,715	819,016
Vivendi S.A.	16,889	480,722
Wendel SE	907	93,232

		21,973,078

Germany-9.05%
adidas AG(b)	1,362	414,714
Aurubis AG	1,299	93,430
BASF SE	26,295	1,605,710
Bayer AG	16,493	1,095,516
Bayerische Motoren Werke AG	13,900	999,916
Beiersdorf AG	513	59,389
Brenntag AG	2,392	150,073
CECONOMY AG(b)	46,342	214,375
Continental AG	4,249	463,441
Covestro AG(c)	6,976	332,550
Daimler AG	48,560	2,476,624
Deutsche Lufthansa AG(a)(b)	26,776	279,559
Deutsche Post AG	12,312	561,300
Deutsche Telekom AG	72,320	1,275,744
E.ON SE	36,496	432,546
Evonik Industries AG	11,289	328,076
Freenet AG	3,540	76,608

	Shares	Value
Germany-(continued)
Fresenius Medical Care AG& Co. KGaA	2,546	$216,370
Fresenius SE & Co. KGaA	9,780	453,820
Fuchs Petrolub SE, Preference Shares	1,315	62,309
GEA Group AG	2,944	107,598
Hannover Rueck SE	1,104	188,279
HeidelbergCement AG	5,599	356,368
Henkel AG& Co. KGaA, Preference Shares	4,822	493,414
HOCHTIEF AG	1,037	92,147
HUGO BOSS AG	2,001	53,127
Infineon Technologies AG	9,174	254,103
Jungheinrich AG, Preference Shares	2,505	80,469
K+S AG(a)	15,279	106,641
KION Group AG	1,068	90,508
Knorr-Bremse AG	479	60,998
LANXESS AG	1,921	112,597
Leoni AG(a)(b)	6,039	42,504
Merck KGaA	2,794	379,760
METRO AG	12,522	124,178
MTU Aero Engines AG	557	103,419
Muenchener Rueckversicherungs-Gesellschaft AG	4,294	1,241,229
OSRAM Licht AG(b)	1,308	68,438
ProSiebenSat.1 Media SE(a)(b)	7,687	87,171
Rheinmetall AG	1,005	93,198
Salzgitter AG(b)	5,488	88,638
SAP SE	5,160	851,859
Schaeffler AG, Preference Shares	7,132	48,064
Siemens AG	13,875	1,919,240
Symrise AG	507	70,063
Telefonica Deutschland Holding AG	24,152	66,897
thyssenkrupp AG(a)(b)	47,393	341,438
TUI AG(a)	41,742	184,271
Uniper SE	10,685	350,648
United Internet AG	1,309	64,405
Volkswagen AG, Preference Shares(b)	17,488	2,914,266

		22,628,005

Hong Kong-1.28%
AIA Group Ltd.	132,441	1,363,689
CK Hutchison Holdings Ltd.	87,266	571,440
CLP Holdings Ltd.	23,180	227,758
HKT Trust & HKT Ltd.	45,253	64,696
Hong Kong & China Gas Co. Ltd. (The)	59,523	86,633
Melco Resorts & Entertainment Ltd., ADR	13,612	265,706
MTR Corp. Ltd.	16,675	86,816
NWS Holdings Ltd.	46,500	39,539
PCCW Ltd.	91,893	57,625
Swire Pacific Ltd., Class A	20,210	110,045
Techtronic Industries Co. Ltd.	7,598	96,468
WH Group Ltd.(c)	172,142	148,594
Yue Yuen Industrial Holdings Ltd.	41,595	72,025

		3,191,034

Indonesia-0.05%
First Pacific Co. Ltd.	302,058	84,574
Golden Agri-Resources Ltd.	412,314	43,973

		128,547

Ireland-0.60%
CRH PLC	15,185	562,976
Flutter Entertainment PLC(b)	668	110,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)

August 31, 2020

	Shares	Value
Ireland-(continued)
ICON PLC(b)	726	$135,333
Kerry Group PLC, Class A	815	107,217
Kingspan Group PLC(b)	848	72,969
Ryanair Holdings PLC, ADR(b)	4,452	360,167
Smurfit Kappa Group PLC	4,120	146,243

		1,495,634

Israel-0.41%
Check Point Software Technologies Ltd.(b)	2,732	344,942
Nice Ltd., ADR(b)	574	131,934
Teva Pharmaceutical Industries Ltd., ADR(b)	49,218	485,782
Tower Semiconductor Ltd.(b)	2,912	56,667

		1,019,325

Italy-1.51%
A2A S.p.A	39,062	57,134
Atlantia S.p.A.(b)	12,582	200,583
Enel S.p.A	166,777	1,513,680
Eni S.p.A	111,306	1,038,308
Ferrari N.V	365	71,240
Hera S.p.A	13,886	53,176
Leonardo S.p.A	16,047	108,777
Pirelli & C S.p.A.(b)(c)	10,717	46,410
Prysmian S.p.A	4,569	128,083
Saipem S.p.A	25,652	55,068
Saras S.p.A.(b)	52,885	36,779
Societa Cattolica di Assicurazioni SC(a)(b)	16,679	99,337
Telecom Italia S.p.A	792,511	377,984

		3,786,559

Japan-20.41%
Aeon Co. Ltd.	22,688	562,466
AGC, Inc.	7,701	218,223
Air Water, Inc.	3,778	53,083
Aisin Seiki Co. Ltd.	6,693	230,053
Ajinomoto Co., Inc.	6,872	128,050
Alfresa Holdings Corp.	6,974	140,078
Alps Alpine Co. Ltd.	7,237	115,060
Amada Co. Ltd.	6,872	61,174
ANA Holdings, Inc.(a)(b)	3,975	99,239
Asahi Group Holdings Ltd.	5,585	195,550
Asahi Kasei Corp.	32,613	273,710
Astellas Pharma, Inc.	22,031	345,802
Bandai Namco Holdings, Inc.	1,513	93,980
Bridgestone Corp.	15,744	498,992
Brother Industries Ltd.	4,387	72,603
Canon, Inc.	22,375	386,543
Central Japan Railway Co.	1,985	297,436
Chubu Electric Power Co., Inc.	22,847	282,127
Chugai Pharmaceutical Co. Ltd.	1,314	58,498
Chugoku Electric Power Co., Inc. (The)	8,259	100,624
Coca-Cola Bottlers Japan Holdings, Inc.	3,203	53,401
COMSYS Holdings Corp.	1,447	40,417
Cosmo Energy Holdings Co. Ltd.	6,209	98,482
Dai Nippon Printing Co. Ltd.	6,780	144,110
Daicel Corp.	7,380	53,587
Daiichi Sankyo Co. Ltd.	2,252	200,619
Daikin Industries Ltd.	1,774	333,989
Daito Trust Construction Co. Ltd.	1,672	148,225
Daiwa House Industry Co. Ltd.	14,845	397,635
Denka Co. Ltd.	1,889	53,119

	Shares	Value
Japan-(continued)
Denso Corp.	11,093	$466,231
Dentsu Group, Inc.	6,100	160,143
DIC Corp.	2,331	55,459
Dowa Holdings Co. Ltd.	1,447	44,961
East Japan Railway Co.	6,208	403,759
Ebara Corp.	2,646	68,168
EDION Corp.	4,662	52,799
Eisai Co. Ltd.	1,572	137,343
Electric Power Development Co. Ltd.	5,895	88,888
ENEOS Holdings, Inc.	200,355	785,210
FamilyMart Co. Ltd.(a)	3,237	71,733
FANUC Corp.	1,544	270,886
Fast Retailing Co. Ltd.	255	152,166
Fuji Electric Co. Ltd.	2,614	81,714
FUJIFILM Holdings Corp.	5,573	265,183
Fujikura Ltd.	16,902	49,728
Fujitsu Ltd.	3,241	422,374
Furukawa Electric Co. Ltd.	3,493	83,269
H2O Retailing Corp.	6,380	44,581
Hakuhodo DY Holdings, Inc.	7,435	92,548
Hankyu Hanshin Holdings, Inc.	3,557	115,553
Hanwa Co. Ltd.	5,174	104,314
Haseko Corp.	6,797	92,746
Hino Motors Ltd.	11,976	80,634
Hirose Electric Co. Ltd.	342	38,733
Hitachi Construction Machinery Co. Ltd.	1,954	68,545
Hitachi Ltd.	30,067	1,000,863
Hitachi Metals Ltd.	5,574	83,627
Hokkaido Electric Power Co., Inc.	17,743	75,794
Hokuriku Electric Power Co.	9,156	67,605
Honda Motor Co. Ltd.	58,164	1,496,813
Hoya Corp.	1,845	181,203
Idemitsu Kosan Co. Ltd.	9,324	205,393
IHI Corp.	8,521	126,555
Iida Group Holdings Co. Ltd.	3,810	74,371
INPEX Corp.	36,087	229,293
Isetan Mitsukoshi Holdings Ltd.	15,412	84,875
Isuzu Motors Ltd.	18,527	183,270
ITOCHU Corp.	29,912	768,215
J Front Retailing Co. Ltd.	8,015	55,779
Japan Airlines Co. Ltd.	4,952	98,718
Japan Display, Inc.(b)	111,704	55,828
Japan Tobacco, Inc.	17,772	332,246
JFE Holdings, Inc.	44,771	339,018
JGC Holdings Corp.	5,425	59,905
JSR Corp.	3,265	69,583
JTEKT Corp.	10,646	82,221
Kajima Corp.	13,096	163,137
Kamigumi Co. Ltd.	2,224	45,929
Kaneka Corp.	1,731	43,877
Kanematsu Corp.	3,778	47,775
Kansai Electric Power Co., Inc. (The)	32,393	318,905
Kao Corp.	2,812	213,966
Kawasaki Heavy Industries Ltd.	7,909	112,022
Kawasaki Kisen Kaisha Ltd.(b)	5,129	57,217
KDDI Corp.	12,417	360,409
Keio Corp.	810	48,961
Keyence Corp.	347	142,930
Kikkoman Corp.	851	46,223
Kintetsu Group Holdings Co. Ltd.	2,055	90,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)

August 31, 2020

	Shares	Value
Japan-(continued)
Kirin Holdings Co. Ltd.	11,226	$220,720
Kobe Steel Ltd.(b)	39,355	151,044
Koito Manufacturing Co. Ltd.	1,517	73,529
Komatsu Ltd.	15,872	344,845
Konami Holdings Corp.	1,326	51,079
Konica Minolta, Inc.	27,536	89,065
K’s Holdings Corp.	4,336	61,455
Kubota Corp.	14,794	267,365
Kuraray Co. Ltd.	8,354	85,474
Kyocera Corp.	5,204	298,710
Kyushu Electric Power Co., Inc.	23,272	206,067
Kyushu Railway Co.	2,331	51,392
Lawson, Inc.	1,008	49,713
LIXIL Group Corp.	11,350	208,709
Makita Corp.	1,989	91,905
Marubeni Corp.	115,968	699,450
Maruha Nichiro Corp.	1,978	44,729
Mazda Motor Corp.	43,230	277,207
Medipal Holdings Corp.	8,253	157,752
MEIJI Holdings Co. Ltd.	1,447	116,803
MINEBEA MITSUMI, Inc.	4,925	85,408
Mitsubishi Chemical Holdings Corp.	56,465	330,020
Mitsubishi Corp.	44,735	1,059,896
Mitsubishi Electric Corp.	35,607	491,235
Mitsubishi Estate Co. Ltd.	11,863	185,868
Mitsubishi Gas Chemical Co., Inc.	4,561	81,461
Mitsubishi Heavy Industries Ltd.	15,854	393,715
Mitsubishi Materials Corp.	5,813	122,131
Mitsubishi Motors Corp.	30,282	72,817
Mitsui & Co. Ltd.	48,621	877,558
Mitsui Chemicals, Inc.	6,702	157,557
Mitsui E&S Holdings Co. Ltd.(b)	8,744	35,456
Mitsui Fudosan Co. Ltd.	12,970	234,829
Mitsui Mining & Smelting Co. Ltd.	2,496	59,973
Mitsui OSK Lines Ltd.	7,093	131,299
MS&AD Insurance Group Holdings, Inc.	18,134	502,919
Murata Manufacturing Co. Ltd.	3,890	230,366
Nagase & Co. Ltd.	3,983	51,870
Nagoya Railroad Co. Ltd.	2,263	63,145
NEC Corp.	5,195	273,847
NGK Insulators Ltd.	4,821	68,511
NGK Spark Plug Co. Ltd.	3,669	63,142
NH Foods Ltd.	2,331	105,620
NHK Spring Co. Ltd.	8,347	52,501
Nidec Corp.	2,431	204,278
Nikon Corp.	10,018	78,599
Nintendo Co. Ltd.	442	236,495
Nippon Electric Glass Co. Ltd.	3,389	63,149
Nippon Express Co. Ltd.	1,223	72,311
Nippon Light Metal Holdings Co. Ltd.	26,946	47,263
Nippon Paper Industries Co. Ltd.	5,843	74,384
Nippon Sheet Glass Co. Ltd.(b)	12,802	51,428
Nippon Steel Corp.	67,130	661,203
Nippon Steel Trading Corp.	1,760	52,944
Nippon Suisan Kaisha Ltd.	9,866	44,285
Nippon Telegraph & Telephone Corp.	36,933	839,869
Nippon Yusen KK	10,393	162,493
Nissan Motor Co. Ltd.	205,399	835,774
Nisshin Seifun Group, Inc.	2,994	49,437
Nisshinbo Holdings, Inc.	6,330	43,873

	Shares	Value
Japan-(continued)
Nissin Foods Holdings Co. Ltd.	563	$56,276
Nitori Holdings Co. Ltd.	332	69,440
Nitto Denko Corp.	2,827	171,681
NOK Corp.	3,557	38,741
Nomura Real Estate Holdings, Inc.	3,023	57,840
Nomura Research Institute Ltd.	3,041	80,839
NSK Ltd.	12,814	98,239
NTN Corp.	24,173	46,502
NTT Data Corp.	10,529	120,337
NTT DOCOMO, Inc.	17,643	492,297
Obayashi Corp.	19,177	187,529
Odakyu Electric Railway Co. Ltd.	2,564	63,420
Oji Holdings Corp.	25,637	115,801
Olympus Corp.	5,960	117,969
Omron Corp.	1,634	119,724
Ono Pharmaceutical Co. Ltd.	2,466	74,390
Oriental Land Co. Ltd.	487	66,085
Osaka Gas Co. Ltd.	8,162	159,553
Otsuka Holdings Co. Ltd.	4,676	205,348
Pan Pacific International Holdings Corp.	2,652	62,296
Panasonic Corp.	73,915	681,611
Persol Holdings Co. Ltd.	3,987	62,223
Recruit Holdings Co. Ltd.	6,455	245,064
Renesas Electronics Corp.(b)	10,512	66,118
Ricoh Co. Ltd.	26,102	195,190
Rohm Co. Ltd.	1,417	91,131
Santen Pharmaceutical Co. Ltd.	2,507	47,778
Secom Co. Ltd.	1,958	185,100
Seibu Holdings, Inc.	4,659	51,227
Seiko Epson Corp.	9,299	111,015
Seino Holdings Co. Ltd.	4,441	67,885
Sekisui Chemical Co. Ltd.	8,661	138,599
Sekisui House Ltd.	13,713	271,040
Seven & i Holdings Co. Ltd.(a)	16,396	530,789
Sharp Corp.	5,545	68,865
Shikoku Electric Power Co., Inc.	7,656	58,190
Shimano, Inc.	263	55,678
Shimizu Corp.	15,412	118,593
Shin-Etsu Chemical Co. Ltd.	2,894	351,636
Shionogi & Co. Ltd.	2,210	122,603
Shiseido Co. Ltd.	1,632	94,970
Showa Denko K.K	3,824	74,536
SMC Corp.	221	121,394
Softbank Corp.	30,397	399,150
Sojitz Corp.	64,091	146,863
Sompo Holdings, Inc.	10,941	410,629
Sony Corp.	14,970	1,172,952
Stanley Electric Co. Ltd.	2,289	65,619
Subaru Corp.	17,090	354,951
SUMCO Corp.	3,338	45,264
Sumitomo Chemical Co. Ltd.	69,312	225,495
Sumitomo Corp.	43,255	560,649
Sumitomo Electric Industries Ltd.	29,385	346,097
Sumitomo Forestry Co. Ltd.	5,043	80,701
Sumitomo Heavy Industries Ltd.	3,436	78,184
Sumitomo Metal Mining Co. Ltd.	4,541	138,613
Sumitomo Realty & Development Co. Ltd.	3,721	109,863
Sumitomo Rubber Industries Ltd.	7,191	69,235
Suntory Beverage & Food Ltd.	1,724	66,492
Suzuken Co. Ltd.	2,787	103,548

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)

August 31, 2020

	Shares	Value
Japan-(continued)
Suzuki Motor Corp.	9,102	$373,281
Sysmex Corp.	564	49,233
Taiheiyo Cement Corp.	4,718	119,947
Taisei Corp.	4,662	161,122
Taisho Pharmaceutical Holdings Co. Ltd.	808	49,679
Takashimaya Co. Ltd.(a)	7,853	61,909
Takeda Pharmaceutical Co. Ltd.	14,361	536,142
TDK Corp.	1,786	185,429
Teijin Ltd.	5,686	89,222
Terumo Corp.	3,115	126,603
THK Co. Ltd.	1,768	41,447
TIS, Inc.	1,989	39,763
Tobu Railway Co. Ltd.	2,385	74,443
Toho Gas Co. Ltd.	784	34,526
Toho Holdings Co. Ltd.	2,773	53,606
Tohoku Electric Power Co., Inc.	22,747	230,591
Tokio Marine Holdings, Inc.	17,384	801,620
Tokyo Electric Power Co. Holdings, Inc.(b)	161,685	475,701
Tokyo Electron Ltd.	1,105	282,906
Tokyo Gas Co. Ltd.	10,087	224,150
Tokyu Corp.	7,656	102,374
Tokyu Fudosan Holdings Corp.	15,736	67,666
Toppan Printing Co. Ltd.	8,761	136,151
Toray Industries, Inc.	45,174	214,571
Toshiba Corp.	12,841	369,930
Tosoh Corp.	6,330	94,014
TOTO Ltd.	1,547	67,908
Toyo Seikan Group Holdings Ltd.	8,761	97,982
Toyo Suisan Kaisha Ltd.	884	50,183
Toyota Industries Corp.	3,236	188,585
Toyota Motor Corp.	49,130	3,245,837
Toyota Tsusho Corp.	11,272	328,450
Trend Micro, Inc.	784	48,499
Ube Industries Ltd.	4,099	73,248
Unicharm Corp.	1,780	77,448
West Japan Railway Co.	3,293	172,995
Yakult Honsha Co. Ltd.	784	44,728
Yamada Denki Co. Ltd.	21,323	114,412
Yamaha Corp.	1,105	53,872
Yamaha Motor Co. Ltd.	9,424	148,498
Yamato Holdings Co. Ltd.	2,836	74,133
Yamazaki Baking Co. Ltd.	2,652	43,164
Yaskawa Electric Corp.	1,436	51,661
Yokogawa Electric Corp.	3,372	55,106
Yokohama Rubber Co. Ltd. (The)	3,784	59,269
Z Holdings Corp.	39,868	265,047

		51,040,213

Luxembourg-0.27%
ArcelorMittal S.A.(b)	53,159	674,028

Macau-0.09%
Galaxy Entertainment Group Ltd.	14,950	117,765
Sands China Ltd.	26,183	115,541

		233,306

Netherlands-2.48%
Akzo Nobel N.V	4,182	414,822
Altice Europe N.V.(b)	39,405	174,745
ASM International N.V	468	70,579
ASML Holding N.V	1,197	449,937

	Shares	Value
Netherlands-(continued)
EXOR N.V	13,337	$787,949
Heineken Holding N.V	2,199	180,542
Heineken N.V.(a)	2,625	243,490
Koninklijke Ahold Delhaize N.V	29,172	879,882
Koninklijke BAM Groep N.V.(b)	36,835	56,872
Koninklijke DSM N.V	1,555	250,037
Koninklijke KPN N.V	77,303	203,114
Koninklijke Philips N.V.(b)	10,245	485,628
NXP Semiconductors N.V	11,542	1,451,522
Randstad N.V	4,139	216,168
Signify N.V.(b)(c)	5,504	184,244
Wolters Kluwer N.V	1,865	153,455

		6,202,986

New Zealand-0.13%
Air New Zealand Ltd.	100,342	94,950
Contact Energy Ltd.	13,468	56,894
Fletcher Building Ltd.(b)	34,873	84,619
Spark New Zealand Ltd.	23,010	75,118

		311,581

Norway-0.51%
Equinor ASA	30,061	490,509
Mowi ASA	5,127	100,939
Norsk Hydro ASA(b)	60,615	194,809
Orkla ASA	10,040	102,876
Telenor ASA	13,201	216,163
Yara International ASA	4,106	173,173

		1,278,469

Peru-0.06%
Hudbay Minerals, Inc.	32,369	145,331

Portugal-0.12%
Galp Energia SGPS S.A.	13,667	146,648
Jeronimo Martins SGPS S.A.	5,104	83,962
Sonae SGPS S.A.	109,082	77,818

		308,428

Russia-0.22%
Evraz PLC	19,657	85,329
VEON Ltd., ADR	330,425	469,203

		554,532

Singapore-0.26%
ComfortDelGro Corp. Ltd.	54,612	59,448
Genting Singapore Ltd.	89,264	45,958
Jardine Cycle & Carriage Ltd.	3,999	55,738
Keppel Corp. Ltd.	24,127	81,275
Sembcorp Industries Ltd.	38,963	53,590
Singapore Airlines Ltd.	35,345	94,888
Singapore Technologies Engineering Ltd.	17,967	44,931
Singapore Telecommunications Ltd.	127,970	216,483

		652,311

South Africa-0.31%
Anglo American PLC	31,216	765,966

South Korea-5.98%
CJ CheilJedang Corp.	270	92,508
CJ Corp.	1,712	116,737
Coway Co. Ltd.	821	55,153
Daelim Industrial Co. Ltd.	1,187	86,834
DB Insurance Co. Ltd.	2,606	95,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)

August 31, 2020

	Shares	Value
South Korea-(continued)
Doosan Co. Ltd.	1,715	$67,061
Doosan Heavy Industries & Construction Co. Ltd.(b)	22,469	304,530
E-MART, Inc.	1,093	110,413
GS Engineering & Construction Corp.	3,189	66,309
GS Holdings Corp.	2,741	74,992
Hankook Tire & Technology Co. Ltd.	3,537	87,837
Hanwha Corp.	14,103	326,486
Hanwha Solutions Corp.	5,604	188,467
Hyundai Engineering & Construction Co. Ltd.	3,402	92,360
Hyundai Glovis Co. Ltd.	583	71,409
Hyundai Heavy Industries Holdings Co. Ltd.	571	108,634
Hyundai Marine & Fire Insurance Co. Ltd.	4,390	81,673
Hyundai Mobis Co. Ltd.	2,153	405,987
Hyundai Motor Co.	8,669	1,288,053
Hyundai Steel Co.	9,966	210,579
Kia Motors Corp.	14,418	515,232
Korea Electric Power Corp.(b)	25,153	434,074
Korea Gas Corp.	3,400	67,548
Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	1,702	123,506
Korea Zinc Co. Ltd.	160	53,675
Korean Air Lines Co. Ltd.(b)	5,561	82,626
KT Corp., ADR	13,844	136,225
KT&G Corp.	1,872	130,956
LG Chem Ltd.	722	449,769
LG Corp.	1,988	138,402
LG Display Co. Ltd.(b)	24,970	306,896
LG Electronics, Inc.	6,657	471,857
LG Household & Health Care Ltd.	36	44,640
LG International Corp.	4,407	55,834
LG Uplus Corp.	7,008	70,499
Lotte Chemical Corp.	653	104,170
Lotte Shopping Co. Ltd.	1,133	72,488
NAVER Corp.	452	122,712
POSCO	4,916	763,534
Posco International Corp.	4,481	51,302
Samsung C&T Corp.	1,714	155,831
Samsung Electro-Mechanics Co. Ltd.	681	71,373
Samsung Electronics Co. Ltd.	97,207	4,418,872
Samsung Fire & Marine Insurance Co. Ltd.	980	154,272
Samsung Heavy Industries Co. Ltd.(b)	14,643	63,606
Samsung SDI Co. Ltd.	365	139,037
Samsung SDS Co. Ltd.	339	44,947
SK Holdings Co. Ltd.	2,626	473,073
SK Hynix, Inc.	8,663	547,682
SK Innovation Co. Ltd.	3,353	409,281
SK Networks Co. Ltd.	11,113	48,553
SK Telecom Co. Ltd.	1,104	230,484
S-Oil Corp.	1,308	62,212

		14,946,949

Spain-1.72%
Acciona S.A.	494	59,198
ACS Actividades de Construccion y Servicios S.A.	12,666	310,835
Aena SME S.A.(b)(c)	877	131,211
Amadeus IT Group S.A.	4,388	246,176
Endesa S.A.	5,681	157,829
Ferrovial S.A.	4,248	113,699

	Shares	Value
Spain-(continued)
Grifols S.A.(a)	2,352	$63,880
Iberdrola S.A.	86,741	1,094,435
Industria de Diseno Textil S.A.	9,457	266,353
Mapfre S.A.	61,005	115,859
Naturgy Energy Group S.A.	9,103	175,930
Repsol S.A.	74,475	589,811
Telefonica S.A.	247,319	979,332

		4,304,548

Sweden-1.82%
Alfa Laval AB(b)	3,058	74,952
Assa Abloy AB, Class B	8,039	186,413
Atlas Copco AB, Class A	6,450	299,057
Boliden AB	5,582	166,911
Electrolux AB, Series B(a)	7,924	172,170
Epiroc AB, Class A	5,912	88,252
Essity AB, Class B(b)	5,852	201,921
Getinge AB, Class B	2,430	54,122
Hennes & Mauritz AB, Class B(a)	16,879	269,870
Hexagon AB, Class B(b)	1,862	135,231
Husqvarna AB, Class B	9,051	98,622
ICA Gruppen AB	1,460	71,807
Lundin Energy AB	3,269	80,124
NCC AB, Class B	3,107	56,052
Sandvik AB(b)	11,243	221,342
Securitas AB, Class B(b)	7,606	108,557
Skanska AB, Class B(b)	8,746	178,673
SKF AB, Class B	7,495	149,988
SSAB AB, Class A(b)	39,749	130,239
Svenska Cellulosa AB S.C.A., Class B(b)	10,450	135,033
Swedish Match AB	1,053	80,163
Tele2 AB, Class B	5,909	83,960
Telefonaktiebolaget LM Ericsson, Class B	38,980	453,075
Telia Co. AB	65,953	254,714
Trelleborg AB, Class B(b)	5,608	98,116
Volvo AB, Class B(b)	36,106	691,983

		4,541,347

Switzerland-5.31%
ABB Ltd.	26,014	663,603
Adecco Group AG	5,503	288,824
Aryzta AG(b)	188,926	135,120
Chocoladefabriken Lindt & Spruengli AG, PC(a)	11	94,003
Cie Financiere Richemont S.A.	7,045	467,554
Clariant AG	2,600	54,284
Coca-Cola HBC AG	3,011	80,390
DKSH Holding AG	862	57,917
Dufry AG(b)	3,224	97,280
Geberit AG	209	120,835
Georg Fischer AG	69	68,812
Givaudan S.A.	34	143,106
IWG PLC	16,820	63,420
Kuehne + Nagel International AG(b)	699	135,888
LafargeHolcim Ltd.	12,334	587,627
Logitech International S.A.	817	60,627
Lonza Group AG	230	143,142
Nestle S.A.	22,668	2,732,898
Novartis AG	22,737	1,970,565
Partners Group Holding AG	82	83,580
Roche Holding AG	4,670	1,637,314
Schindler Holding AG, PC	272	72,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)

August 31, 2020

	Shares	Value
Switzerland-(continued)
SGS S.A.	47	$122,035
Sika AG	773	185,942
Sonova Holding AG(b)	358	83,929
STMicroelectronics N.V	5,337	160,463
Swatch Group AG (The), BR	1,217	258,145
Swiss Re AG	10,953	883,587
Swisscom AG	347	192,681
Zurich Insurance Group AG	4,359	1,616,865

		13,263,265

United Kingdom-12.74%
Admiral Group PLC	1,863	65,779
Aggreko PLC	8,488	54,234
Ashtead Group PLC	3,146	109,731
Associated British Foods PLC	6,134	168,040
AstraZeneca PLC	5,748	641,870
Babcock International Group PLC	19,278	70,235
BAE Systems PLC	48,104	334,668
Balfour Beatty PLC	20,311	60,646
Barratt Developments PLC	22,136	155,664
Beazley PLC	10,708	61,680
Bellway PLC	2,072	66,278
Berkeley Group Holdings PLC	1,876	114,516
BP PLC	862,485	3,051,045
BT Group PLC	434,605	608,973
Bunzl PLC	5,138	166,622
Burberry Group PLC	5,734	110,902
Capita PLC(b)	127,656	52,901
Centrica PLC	767,063	472,858
CNH Industrial N.V.(b)	36,517	289,724
Coca-Cola European Partners PLC	6,807	280,176
Compass Group PLC	25,109	410,328
Croda International PLC	772	60,986
DCC PLC	1,913	169,770
Diageo PLC	17,200	577,936
Direct Line Insurance Group PLC	39,304	155,194
Dixons Carphone PLC	128,849	159,324
Drax Group PLC	24,561	92,146
DS Smith PLC	23,095	79,998
easyJet PLC	10,002	84,799
Experian PLC	5,252	196,197
Fiat Chrysler Automobiles N.V.(b)	113,702	1,255,250
Firstgroup PLC(b)	134,238	78,474
G4S PLC	80,951	155,647
GlaxoSmithKline PLC	48,563	957,145
GVC Holdings PLC(b)	5,070	54,593
Hays PLC	44,064	71,153
Hiscox Ltd.(b)	5,597	59,458
IMI PLC	4,065	57,422
Imperial Brands PLC	22,679	380,487
Inchcape PLC(b)	17,237	116,667
Informa PLC(b)	17,700	97,973
InterContinental Hotels Group PLC(b)	2,103	124,065
International Consolidated Airlines Group S.A.(a)	139,532	404,105
Intertek Group PLC	1,081	85,050
ITV PLC	112,031	91,082
J Sainsbury PLC	112,062	275,783
John Wood Group PLC(b)	39,928	132,478
Johnson Matthey PLC	5,904	187,748

	Shares	Value
United Kingdom-(continued)
Kingfisher PLC	108,592	$393,014
Legal & General Group PLC	305,920	890,086
Man Group PLC	33,426	54,848
Marks & Spencer Group PLC	172,466	256,556
Meggitt PLC	22,412	87,295
Melrose Industries PLC	140,530	191,550
Micro Focus International PLC	19,683	78,747
Mondi PLC	9,613	188,050
National Grid PLC	66,212	747,535
Next PLC	2,554	206,480
Pearson PLC(a)	27,262	204,195
Pennon Group PLC	3,880	52,263
Persimmon PLC	5,212	182,840
Petrofac Ltd.	28,961	62,432
Phoenix Group Holdings PLC	10,866	100,679
Playtech PLC	15,422	76,175
Reckitt Benckiser Group PLC	4,972	499,960
RELX PLC	14,372	327,619
Rentokil Initial PLC(b)	8,111	57,885
Rolls-Royce Holdings PLC	73,258	236,492
Royal Dutch Shell PLC, Class A	358,961	5,319,621
Royal Mail PLC	79,531	191,146
RSA Insurance Group PLC	24,097	144,965
Sage Group PLC (The)	7,303	72,418
Signature Aviation PLC	23,424	82,800
Smith & Nephew PLC	6,755	137,614
Smiths Group PLC	5,204	97,690
SSE PLC	25,384	427,908
St James’s Place PLC	10,642	139,613
Subsea 7 S.A.(b)	14,245	116,055
Tate & Lyle PLC	7,853	71,690
Taylor Wimpey PLC	73,276	120,188
Tesco PLC	201,034	588,685
Travis Perkins PLC	7,617	125,394
Unilever N.V	27,057	1,569,727
Unilever PLC	25,185	1,503,977
Vodafone Group PLC	1,193,168	1,780,357
Weir Group PLC (The)	4,305	73,119
Whitbread PLC(a)(b)	5,274	178,588
WM Morrison Supermarkets PLC(a)	93,199	239,969
WPP PLC	54,404	470,282

		31,854,307

United States-0.85%
Atlassian Corp. PLC, Class A(b)	381	73,061
Bausch Health Cos., Inc.(b)	17,707	294,222
Carnival PLC	50,053	706,710
Constellium SE(b)	15,351	122,961
Ferguson PLC	3,504	346,058
James Hardie Industries PLC, CDI	3,002	68,447
Primo Water Corp.	7,833	107,370
Samsonite International S.A.(b)(c)	57,984	67,110
Spotify Technology S.A.(b)	972	274,260
Tenaris S.A.	12,221	71,909

		2,132,108

Total Common Stocks & Other Equity Interests (Cost $262,588,840)		249,352,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)

August 31, 2020

	Shares	Value
Money Market Funds-0.08%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $202,131)	202,131	$202,131

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.81% (Cost $262,790,971)		249,554,357

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.89%
Invesco Private Government Fund, 0.03%(d)(e)(f)	3,545,303	3,545,303

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.14%(d)(e)(f)	1,180,971	$1,181,207

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,726,510)		4,726,510

TOTAL INVESTMENTS IN SECURITIES-101.70% (Cost $267,517,481)		254,280,867
OTHER ASSETS LESS LIABILITIES-(1.70)%		(4,248,432)

NET ASSETS-100.00%		$250,032,435

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

CDI-CREST Depository Interest

PC-Participation Certificate

SDR-Swedish Depository Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2020.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $1,377,720, which represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$209,610	$11,020,636	$(11,028,115)	$-	$-	$202,131	$3,289

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	2,776,925	24,739,800	(27,516,725)	-	-	-	26,052	*

Invesco Liquid Assets Portfolio, Institutional Class	925,642	6,478,792	(7,404,836)	-	402	-	9,672	*

Invesco Private Government Fund	-	28,608,737	(25,063,434)	-	-	3,545,303	466	*

Invesco Private Prime Fund	-	4,667,118	(3,485,999)	-	88	1,181,207	309	*

Total	$3,912,177	$75,515,083	$(74,499,109)	$-	$490	$4,928,641	$39,788

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

August 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.69%
Brazil-9.38%
Ambev S.A.	25,700	$57,669
B3 S.A. - Brasil, Bolsa, Balcao	3,600	38,586
Banco Bradesco S.A., Preference Shares	85,597	323,608
Banco do Estado do Rio Grande do Sul S.A., Class B, Preference Shares	3,700	8,849
Banco Pan S.A., Preference Shares	9,700	14,976
BB Seguridade Participacoes S.A.	3,087	14,844
Braskem S.A., Class A, Preference Shares	5,007	19,432
BRF S.A.(a)	6,707	23,951
CCR S.A.	6,426	15,614
Centrais Eletricas Brasileiras S.A.	4,100	26,539
Cia Brasileira de Distribuicao, ADR	7,232	83,747
Cia de Saneamento Basico do Estado de Sao Paulo	1,834	15,963
Cia de Saneamento do Parana, Preference Shares	9,400	9,064
Cia Energetica de Minas Gerais, Preference Shares	14,317	27,481
Cia Energetica de Sao Paulo, Class B, Preference Shares	1,500	8,230
Cia Paranaense de Energia, Class B, Preference Shares	1,400	15,766
Cia Siderurgica Nacional S.A.	6,318	17,517
Cogna Educacao	19,843	20,617
Cosan Ltd., Class A	4,537	82,392
Cosan S.A.	873	13,248
EDP - Energias do Brasil S.A.	2,633	8,970
Embraer S.A.(a)	16,000	21,408
Equatorial Energia S.A.	3,065	12,962
Gerdau S.A., Preference Shares	17,409	60,580
IRB Brasil Resseguros S.A.	7,200	9,358
Lojas Americanas S.A., Preference Shares	1,486	8,741
Lojas Renner S.A.	1,301	10,309
Metalurgica Gerdau S.A., Preference Shares	30,900	49,511
Oi S.A.(a)	152,853	47,367
Pagseguro Digital Ltd., Class A(a)	456	19,216
Petrobras Distribuidora S.A.	9,000	35,010
Petroleo Brasileiro S.A., Preference Shares	111,161	443,558
Suzano S.A.(a)	1,300	11,896
Telefonica Brasil S.A., Preference Shares	4,643	40,490
TIM Participacoes S.A.	4,637	12,104
Ultrapar Participacoes S.A.	11,607	41,131
Usinas Siderurgicas de Minas Gerais S.A. Usiminas, Class A, Preference Shares	13,097	24,232
Vale S.A.	18,273	198,788
Via Varejo S.A.(a)	4,600	17,190

		1,910,914

Chile-0.64%
Cencosud S.A.	13,615	20,188
Embotelladora Andina S.A., Class B, Preference Shares	3,192	6,816
Empresas CMPC S.A.	5,543	11,542
Empresas COPEC S.A.	2,921	21,472
Enel Americas S.A.	143,525	20,702
Enel Chile S.A.	132,715	10,233

	Shares	Value
Chile-(continued)
Falabella S.A.	4,871	$15,387
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	752	23,565

		129,905

China-57.72%
51job, Inc., ADR(a)	158	10,355
58.com, Inc., ADR(a)	501	27,735
AAC Technologies Holdings, Inc.(b)	1,749	11,035
Agile Group Holdings Ltd.	5,669	7,827
Air China Ltd., H Shares	48,565	33,462
Alibaba Group Holding Ltd., ADR(a)	5,259	1,509,491
Aluminum Corp. of China Ltd., H Shares(a)	232,330	56,957
Angang Steel Co. Ltd., H Shares	168,445	48,685
Anhui Conch Cement Co. Ltd., H Shares	10,603	76,887
Autohome, Inc., ADR	179	14,363
BAIC Motor Corp. Ltd., H Shares(c)	109,071	52,212
Baidu, Inc., ADR(a)	1,716	213,762
BBMG Corp., H Shares	136,372	28,682
Beijing Enterprises Holdings Ltd.	4,486	14,268
Beijing Jingneng Clean Energy Co. Ltd., H Shares	58,000	15,416
Beijing North Star Co. Ltd., H Shares	30,000	6,503
BEST, Inc., ADR(a)	3,522	14,088
Bilibili, Inc., ADR(a)	218	10,301
Bitauto Holdings Ltd., ADR(a)	1,662	26,210
BYD Co. Ltd., H Shares	4,873	48,415
CGN Power Co. Ltd., H Shares(c)	305,258	66,171
Cheetah Mobile, Inc., ADR	3,246	6,297
China Biologic Products Holdings, Inc.(a)	77	8,127
China BlueChemical Ltd., H Shares	51,470	7,571
China Coal Energy Co. Ltd., H Shares	102,913	25,894
China Communications Construction Co. Ltd., H Shares	249,370	139,966
China Communications Services Corp. Ltd., H Shares	16,730	10,988
China Conch Venture Holdings Ltd.	2,024	8,775
China Eastern Airlines Corp. Ltd., H Shares	50,390	20,806
China Gas Holdings Ltd.	2,520	6,910
China Jinmao Holdings Group Ltd.	11,898	7,446
China Life Insurance Co. Ltd.	55,228	38,680
China Life Insurance Co. Ltd., H Shares	294,006	716,223
China Longyuan Power Group Corp. Ltd., H Shares	60,180	37,971
China Mengniu Dairy Co. Ltd.(a)	4,913	24,152
China Mobile Ltd.	33,955	237,242
China Molybdenum Co. Ltd., H Shares(b)	73,943	30,054
China National Building Material Co. Ltd., H Shares	28,293	39,792
China Oilfield Services Ltd., H Shares	9,440	7,418
China Overseas Land & Investment Ltd.	10,850	31,429
China Pacific Insurance (Group) Co. Ltd., H Shares	89,549	248,999
China Petroleum & Chemical Corp., H Shares	1,977,247	913,343
China Power International Development Ltd.	46,244	8,950
China Railway Construction Corp. Ltd., H Shares	240,701	185,103
China Railway Group Ltd., H Shares	333,265	171,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)—(continued)

August 31, 2020

	Shares	Value
China-(continued)
China Railway Signal & Communication Corp. Ltd., H Shares(c)	33,915	$13,741
China Reinsurance Group Corp., H Shares	511,711	54,802
China Resources Beer Holdings Co. Ltd.	1,675	10,893
China Resources Cement Holdings Ltd.	5,365	7,822
China Resources Gas Group Ltd.	2,231	10,478
China Resources Land Ltd.	8,490	39,272
China Resources Pharmaceutical Group Ltd.(c)	18,946	10,732
China Resources Power Holdings Co. Ltd.	19,457	23,097
China Shenhua Energy Co. Ltd., H Shares	168,519	281,367
China Southern Airlines Co. Ltd., H Shares(a)	54,978	29,014
China Taiping Insurance Holdings Co. Ltd.	30,867	49,068
China Telecom Corp. Ltd., H Shares	161,772	53,018
China Tower Corp. Ltd., H Shares(c)	478,000	91,281
China Unicom Hong Kong Ltd.	75,059	53,170
China Yongda Automobiles Services Holdings Ltd.	7,500	9,000
CIFI Holdings Group Co. Ltd.	11,830	10,074
CNOOC Ltd.	108,655	123,654
COSCO SHIPPING Energy Transportation Co. Ltd., H Shares	13,394	6,170
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)	29,793	14,954
Country Garden Holdings Co. Ltd.	35,755	44,335
CRRC Corp. Ltd., H Shares	214,095	96,686
CSPC Pharmaceutical Group Ltd.	4,480	9,954
Datang International Power Generation Co. Ltd., H Shares	156,350	20,981
Dongfeng Motor Group Co. Ltd., H Shares	83,965	58,287
ENN Energy Holdings Ltd.	1,426	15,824
Fanhua, Inc., ADR(b)	377	7,649
FIH Mobile Ltd.(a)	64,346	7,389
FinVolution Group, ADR	6,047	11,489
Fosun International Ltd.	14,500	16,146
Fuyao Glass Industry Group Co. Ltd., H Shares(c)	8,220	26,463
GCL-Poly Energy Holdings Ltd.(a)	349,049	14,187
GDS Holdings Ltd., ADR(a)	121	9,794
Geely Automobile Holdings Ltd.	13,328	28,169
GOME Retail Holdings Ltd.(a)	69,415	9,942
Great Wall Motor Co. Ltd., H Shares	72,050	78,184
Guangdong Investment Ltd.	5,236	8,175
Guangshen Railway Co. Ltd., H Shares	74,629	14,540
Guangzhou Automobile Group Co. Ltd., H Shares	45,164	38,811
Guangzhou Baiyunshan Pharmaceutical
Holdings Co. Ltd., H Shares	6,000	15,716
Guangzhou R&F Properties Co. Ltd., H Shares	32,448	41,281
Haier Electronics Group Co. Ltd.	4,514	15,464
Hebei Construction Group Corp. Ltd., H Shares	13,000	28,717
Hengan International Group Co. Ltd.	1,609	12,685
Hisense Home Appliances Group Co. Ltd., H Shares	6,605	8,863
Hollysys Automation Technologies Ltd.	639	6,920
Huadian Power International Corp. Ltd., H Shares	25,612	7,171
Huaneng Power International, Inc., H Shares	214,952	89,585
Huazhu Group Ltd., ADR	299	13,374
HUYA, Inc., ADR(a)	529	15,193
iQIYI, Inc., ADR(a)	1,472	31,869
JD.com, Inc., ADR(a)	6,883	541,279

	Shares	Value
China-(continued)
Jiangsu Expressway Co. Ltd., H Shares	17,757	$17,780
Jiangxi Copper Co. Ltd., H Shares	49,223	58,050
JinkoSolar Holding Co. Ltd., ADR(a)(b)	1,184	27,043
JOYY, Inc., ADR(a)	546	46,650
Kingboard Holdings Ltd.	5,839	18,797
Kunlun Energy Co. Ltd.	34,339	25,610
Legend Holdings Corp., H Shares(c)	25,205	37,140
Lenovo Group Ltd.	81,674	54,589
LexinFintech Holdings Ltd., ADR(a)(b)	1,100	8,591
Longfor Group Holdings Ltd.(c)	3,372	17,860
Maanshan Iron & Steel Co. Ltd., H Shares	55,924	15,081
Meituan Dianping, B Shares(a)	1,500	49,470
Metallurgical Corp. of China Ltd., H Shares	651,605	111,822
Momo, Inc., ADR	1,457	29,723
NetEase, Inc., ADR	205	99,878
New China Life Insurance Co. Ltd., H Shares	25,245	100,815
New Oriental Education & Technology Group, Inc., ADR(a)	227	33,285
People’s Insurance Co. Group of China Ltd. (The), H Shares	221,705	72,375
PetroChina Co. Ltd., H Shares	3,370,007	1,165,348
PICC Property & Casualty Co. Ltd., H Shares	164,320	127,001
Pinduoduo, Inc., ADR(a)	919	81,736
Ping An Insurance (Group) Co. of China Ltd., H Shares	56,547	602,305
Qingdao Port International Co. Ltd., H Shares(c)	18,035	11,007
Qudian, Inc., ADR(a)(b)	11,166	17,754
Red Star Macalline Group Corp. Ltd., H Shares(c)	31,572	20,980
Seazen Group Ltd.(a)	8,000	7,257
Semiconductor Manufacturing International Corp.(a)	5,071	16,292
Shandong Chenming Paper Holdings Ltd., H Shares	39,592	17,982
Shandong Gold Mining Co. Ltd., H Shares(c)	5,600	15,752
Shanghai Electric Group Co. Ltd., H Shares(a)	115,965	34,115
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	3,913	16,535
Shanghai Jin Jiang Capital Co. Ltd., H Shares	59,797	10,262
Shanghai Pharmaceuticals Holding Co. Ltd., H
Shares	18,985	33,854
Shenzhen Expressway Co. Ltd., H Shares	10,744	9,732
Shenzhen International Holdings Ltd.	4,000	6,421
Shenzhou International Group Holdings Ltd.	800	12,903
Shimao Group Holdings Ltd.	3,574	16,094
SINA Corp.(a)	560	22,784
Sino Biopharmaceutical Ltd.	7,500	8,661
Sino-Ocean Group Holding Ltd.	63,500	14,666
Sinopec Engineering Group Co. Ltd., H Shares	18,248	8,100
Sinopec Shanghai Petrochemical Co. Ltd., H
Shares	119,271	24,623
Sinopharm Group Co. Ltd., H Shares	30,424	74,900
Sinotrans Ltd., H Shares	99,174	23,545
Sogou, Inc., ADR(a)	2,826	24,445
Sohu.com Ltd., ADR(a)	1,255	25,276
Sun Art Retail Group Ltd.	4,839	6,306
Sunac China Holdings Ltd.	5,950	25,028
Sunny Optical Technology Group Co. Ltd.	400	5,930
TAL Education Group, ADR(a)	414	30,557
Tencent Holdings Ltd.	2,838	194,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)—(continued)

August 31, 2020

	Shares	Value
China-(continued)
Tencent Music Entertainment Group, ADR(a)	4,213	$65,849
Tingyi Cayman Islands Holding Corp.	5,701	10,710
Trip.com Group Ltd., ADR(a)	3,657	110,588
Tsingtao Brewery Co. Ltd., H Shares	1,768	16,106
Vipshop Holdings Ltd., ADR(a)	3,017	49,811
Want Want China Holdings Ltd.	13,232	9,083
Weibo Corp., ADR(a)(b)	502	18,725
Weichai Power Co. Ltd., H Shares	30,031	60,681
WuXi AppTec Co. Ltd., H Shares(c)	800	11,850
Xiaomi Corp., B Shares(a)(c)	34,400	104,308
Xinyuan Real Estate Co. Ltd., ADR	6,076	12,638
Yangzijiang Shipbuilding Holdings Ltd.	16,311	10,977
Yanzhou Coal Mining Co. Ltd., H Shares	38,669	29,787
Yiren Digital Ltd., ADR(a)(b)	1,817	5,923
Yum China Holdings, Inc.	1,519	87,661
Zhengqi Financial Holding Corp., Rts., TBA(a)(d)	1,142	0
Zijin Mining Group Co. Ltd., H Shares	115,177	78,616
ZTE Corp., H Shares	9,486	27,601
ZTO Express Cayman, Inc., ADR	1,474	49,423

		11,760,143

Colombia-0.35%
Grupo Argos S.A.	4,461	14,180
Grupo Aval Acciones y Valores S.A., Preference Shares	130,941	32,648
Grupo de Inversiones Suramericana S.A.	2,535	14,196
Interconexion Electrica S.A. ESP	1,756	9,806

		70,830

Czech Republic-0.10%
CEZ A.S.	1,003	20,703

Greece-0.35%
Hellenic Telecommunications Organization S.A.	694	11,371
Motor Oil Hellas Corinth Refineries S.A.	695	9,766
OPAP S.A.	854	7,844
Public Power Corp. S.A.(a)	4,194	20,103
Star Bulk Carriers Corp.	2,260	16,046
Tsakos Energy Navigation Ltd.	796	6,997

		72,127

Hong Kong-0.10%
Nine Dragons Paper Holdings Ltd.	9,511	10,554
Skyworth Group Ltd.(a)	28,000	9,718

		20,272

Hungary-0.18%
Gedeon Richter PLC	397	9,726
MOL Hungarian Oil & Gas PLC(a)	4,798	27,097

		36,823

India-3.83%
Dr. Reddy’s Laboratories Ltd., ADR	610	35,484
Infosys Ltd., ADR	31,177	392,830
Reliance Infrastructure Ltd., GDR(a)(c)	15,396	15,396
Tata Motors Ltd., ADR(a)	10,290	100,224
Tata Steel Ltd., GDR(b)(c)	8,010	43,735
Vedanta Ltd., ADR	25,304	177,381
WNS (Holdings) Ltd., ADR(a)	244	16,189

		781,239

Indonesia-0.58%
PT Adaro Energy Tbk	131,200	9,775

	Shares	Value
Indonesia-(continued)
PT Astra International Tbk	109,467	$38,337
PT Indofood Sukses Makmur Tbk	19,471	10,195
PT Perusahaan Gas Negara Tbk	151,023	13,015
PT Telekomunikasi Indonesia (Persero) Tbk	160,360	31,494
PT United Tractors Tbk	10,006	15,804

		118,620

Malaysia-0.84%
Axiata Group Bhd	17,102	12,358
Genting Bhd	20,382	17,175
Genting Malaysia Bhd	17,200	9,414
IJM Corp. Bhd	20,600	5,934
Kuala Lumpur Kepong Bhd	1,500	8,160
Maxis Bhd	5,639	6,769
MISC Bhd	6,632	12,116
Petronas Chemicals Group Bhd	9,912	12,992
Petronas Gas Bhd	2,543	10,073
Sime Darby Bhd	69,122	36,341
Telekom Malaysia Bhd	7,574	7,546
Tenaga Nasional Bhd	12,098	31,541

		170,419

Mexico-3.47%
Alfa S.A.B. de C.V., Class A	54,600	35,101
Arca Continental S.A.B. de C.V	2,933	13,378
Banco Santander (Mexico) S.A., Institucion de Banca Multiple, Grupo Financiero Santander	13,800	8,809
Cemex S.A.B. de C.V., ADR	50,876	163,312
Coca-Cola FEMSA S.A.B. de C.V., ADR	1,942	81,156
El Puerto de Liverpool S.A.B. de C.V., Series C1	8,570	22,516
Fomento Economico Mexicano, S.A.B. de C.V., ADR	3,011	175,632
Grupo Bimbo S.A.B. de C.V., Series A	8,240	15,218
Grupo Financiero Banorte S.A.B. de C.V., Class O(a)	13,450	46,503
Grupo Financiero Inbursa S.A.B. de C.V., Class O(a)	14,450	10,570
Grupo Mexico S.A.B. de C.V., Class B	13,300	35,489
Grupo Televisa S.A.B., ADR(a)	7,331	45,599
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	6,200	9,960
Orbia Advance Corp. S.A.B. de C.V	7,878	12,656
Wal-Mart de Mexico S.A.B. de C.V., Series V	13,366	32,081

		707,980

Peru-0.22%
Cia de Minas Buenaventura S.A.A., ADR	2,311	32,539
Nexa Resources S.A.	1,662	13,030

		45,569

Philippines-0.05%
Ayala Corp.	643	9,728

Poland-0.93%
Enea S.A.(a)	5,567	10,084
Grupa Lotos S.A.	616	6,794
KGHM Polska Miedz S.A.(a)	964	35,960
Orange Polska S.A.(a)	4,649	9,156
PGE Polska Grupa Energetyczna S.A.(a)	19,492	32,081
Polski Koncern Naftowy ORLEN S.A.	3,319	45,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)—(continued)

August 31, 2020

	Shares	Value
Poland-(continued)
Polskie Gornictwo Naftowe i Gazownictwo S.A.	14,496	$20,271
Tauron Polska Energia S.A.(a)	43,970	30,300

		190,461

Russia-6.32%
Alrosa PJSC	20,786	18,423
Bashneft PJSC, Preference Shares	1,402	25,325
Federal Grid Co. Unified Energy System PJSC	3,008,358	7,920
Gazprom PJSC	149,412	364,540
Inter RAO UES PJSC	250,638	17,596
LUKOIL PJSC	3,680	246,921
Magnit PJSC	665	39,687
MMC Norilsk Nickel PJSC	147	38,203
Mobile TeleSystems PJSC	4,930	22,523
Nizhnekamskneftekhim PJSC, Preference Shares	8,520	9,167
Novatek PJSC, GDR	1,846	27,589
Polymetal International PLC	352	9,400
Polyus PJSC	59	14,331
Rosneft Oil Co. PJSC	24,037	120,671
RusHydro PJSC(a)	782,768	7,664
Severstal PAO	1,095	13,737
Sistema PJSFC	69,101	19,918
Surgutneftegas PJSC	371,400	183,141
Tatneft PJSC	8,233	60,521
Transneft PJSC, Preference Shares	13	24,124
Yandex N.V., Class A(a)	243	16,945

		1,288,346

South Africa-2.50%
Aspen Pharmacare Holdings Ltd.(a)	1,545	12,391
Barloworld Ltd.	3,125	11,031
Bid Corp. Ltd.	1,529	25,263
Bidvest Group Ltd. (The)	2,178	17,499
DataTec Ltd.(a)	5,415	6,920
Discovery Ltd.	1,995	14,252
Exxaro Resources Ltd.	2,182	17,668
Foschini Group Ltd. (The)	2,390	10,774
Gold Fields Ltd.	1,369	17,703
Impala Platinum Holdings Ltd.	1,331	12,285
Momentum Metropolitan Holdings	10,010	8,958
Mr Price Group Ltd.	1,110	7,593
Netcare Ltd.	9,218	6,801
Pick n Pay Stores Ltd.	2,938	7,237
Remgro Ltd.	2,910	15,102
Sanlam Ltd.	12,051	39,109
Sappi Ltd.(a)	11,098	14,602
Sasol Ltd.(a)	18,501	151,328
Shoprite Holdings Ltd.	3,339	21,779
Sibanye Stillwater Ltd.(a)	3,703	11,211
SPAR Group Ltd. (The)	1,349	12,873
Steinhoff International Holdings N.V.(a)	737,455	40,483
Tiger Brands Ltd.	893	9,089
Woolworths Holdings Ltd.	8,765	16,447

		508,398

Switzerland-0.04%
Mediclinic International PLC	2,579	8,677

Taiwan-10.21%
Acer, Inc.	23,169	18,438
ASE Technology Holding Co. Ltd.	17,000	35,458

	Shares	Value
Taiwan-(continued)
Asia Cement Corp.	9,028	$13,077
Asustek Computer, Inc.	5,188	42,966
AU Optronics Corp.(a)	143,784	51,209
Catcher Technology Co. Ltd.	2,601	17,773
Cheng Shin Rubber Industry Co. Ltd.	10,108	12,402
China Airlines Ltd.(a)	30,401	8,848
China Development Financial Holding Corp.	128,439	37,383
China Steel Corp.	60,512	41,040
Chunghwa Telecom Co. Ltd.	9,824	36,327
Compal Electronics, Inc.	66,252	41,772
Delta Electronics, Inc.	5,427	34,957
Eva Airways Corp.	21,716	8,511
Far Eastern New Century Corp.	17,520	15,793
Far EasTone Telecommunications Co. Ltd.	4,180	8,733
Formosa Chemicals & Fibre Corp.	15,552	35,936
Formosa Plastics Corp.	13,272	35,372
Foxconn Technology Co. Ltd.	5,653	10,057
Hon Hai Precision Industry Co. Ltd.	109,047	285,797
Hotai Motor Co. Ltd.	922	18,760
Innolux Corp.(a)	180,264	56,030
Inventec Corp.	26,325	20,411
Largan Precision Co. Ltd.	213	24,573
Lite-On Technology Corp.	10,514	16,627
MediaTek, Inc.	3,073	58,231
Mercuries & Associates Holding Ltd.	15,518	13,143
Mercuries Life Insurance Co. Ltd.(a)	37,539	12,052
Micro-Star International Co. Ltd.	2,710	12,515
Nan Ya Plastics Corp.	20,322	42,595
Nanya Technology Corp.	4,468	7,903
Novatek Microelectronics Corp.	1,218	9,963
Pegatron Corp.	27,563	58,712
Pou Chen Corp.	20,628	19,474
Powertech Technology, Inc.	2,877	8,472
President Chain Store Corp.	1,192	10,969
Qisda Corp.	13,000	8,241
Quanta Computer, Inc.	19,601	51,438
Shin Kong Financial Holding Co. Ltd.	82,000	23,196
Sino-American Silicon Products, Inc.	2,234	7,340
Synnex Technology International Corp.	10,879	16,203
Taiwan Cement Corp.	15,481	22,635
Taiwan Mobile Co. Ltd.	3,804	13,159
Taiwan Semiconductor Manufacturing Co. Ltd.	37,544	545,729
Teco Electric and Machinery Co. Ltd.	7,556	7,545
TPK Holding Co. Ltd.(a)	5,240	8,786
Uni-President Enterprises Corp.	16,385	37,191
United Microelectronics Corp.	65,715	47,481
Walsin Lihwa Corp.	22,141	12,715
Wistron Corp.	40,010	43,499
WPG Holdings Ltd.	18,406	25,782
WT Microelectronics Co. Ltd.	6,128	8,156
WT Microelectronics Co. Ltd., Rts.(a)(d)	840	0
Yageo Corp.	699	7,933
Zhen Ding Technology Holding Ltd.	2,708	11,352

		2,080,660

Tanzania-0.07%
AngloGold Ashanti Ltd.	462	13,490

Thailand-1.03%
Advanced Info Service PCL, NVDR	1,770	10,408
Airports of Thailand PCL, NVDR	3,790	6,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)—(continued)

August 31, 2020

	Shares	Value
Thailand-(continued)
Charoen Pokphand Foods PCL, NVDR	10,858	$11,251
CP ALL PCL, NVDR(a)	7,519	15,341
Indorama Ventures PCL, NVDR	9,006	6,858
IRPC PCL, NVDR	102,162	7,681
PTT Exploration & Production PCL, NVDR	7,177	20,524
PTT Global Chemical PCL, NVDR	14,640	21,756
PTT PCL, NVDR	62,312	72,078
Siam Cement PCL (The), NVDR	1,488	16,925
Thai Beverage PCL	19,532	8,835
Thai Oil PCL, NVDR	8,107	10,810

		209,287

Turkey-0.62%
BIM Birlesik Magazalar A.S.	1,280	11,802
Eregli Demir ve Celik Fabrikalari TAS	27,233	32,270
Is Yatirim Menkul Degerler A.S.	10,805	11,922
KOC Holding A.S.	12,409	25,125
Tupras-Turkiye Petrol Rafinerileri A.S.(a)	1,448	15,741
Turk Hava Yollari AO(a)	9,241	13,261
Turkcell Iletisim Hizmetleri A.S.	7,909	15,390

		125,511

United States-0.16%
JBS S.A.	7,971	32,605

Total Common Stocks & Other Equity Interests (Cost $22,739,526)		20,312,707

	Shares	Value
Money Market Funds-0.08%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(e)(f) (Cost $15,111)	15,111	$15,111

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.77% (Cost $22,754,637)		20,327,818

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.51%
Invesco Private Government Fund, 0.03%(e)(f)(g)	78,501	78,501
Invesco Private Prime Fund, 0.14%(e)(f)(g)	26,162	26,168

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $104,669)		104,669

TOTAL INVESTMENTS IN SECURITIES-100.28% (Cost $22,859,306)		20,432,487
OTHER ASSETS LESS LIABILITIES-(0.28)%		(56,729)

NET ASSETS-100.00%		$20,375,758

Investment Abbreviations:

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

TBA-To Be Announced

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $538,628, which represented 2.64% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$379,916	$(364,805)	$-	$ -	$15,111	$4

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	76,847	1,045,252	(1,122,099)	-	-	-	1,382	*

Invesco Liquid Assets Portfolio, Institutional Class	25,616	286,507	(312,107)	-	(16)	-	518	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)—(continued)

August 31, 2020

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Invesco Private Government Fund	$-	$725,803	$(647,302)	$-	$-	$78,501	$18	*

Invesco Private Prime Fund	-	121,833	(95,667)	-	2	26,168	13	*

Total	$102,463	$2,559,311	$(2,541,980)	$-	$(14)	$119,780	$1,935

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco RAFITM Strategic US ETF (IUS)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.77%
Communication Services-10.80%
Activision Blizzard, Inc.	1,501	$125,364
Alphabet, Inc., Class A(b)	2,042	3,327,500
Altice USA, Inc., Class A(b)	5,162	142,368
AMC Entertainment Holdings, Inc., Class A(c)	9,149	53,796
AT&T, Inc.	94,707	2,823,216
CenturyLink, Inc.	32,178	345,913
Charter Communications, Inc., Class A(b)	954	587,292
Comcast Corp., Class A	34,438	1,543,167
Discovery, Inc., Class A(b)(c)	6,526	143,996
DISH Network Corp., Class A(b)	4,265	151,493
Electronic Arts, Inc.(b)	925	129,010
Facebook, Inc., Class A(b)	7,060	2,069,992
IAC/InterActiveCorp.(b)	170	22,608
Interpublic Group of Cos., Inc. (The)	4,766	84,644
Liberty Global PLC, Class C (United Kingdom)(b)	10,197	234,633
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	3,452	124,255
Live Nation Entertainment, Inc.(b)	829	47,087
Match Group, Inc.(b)	367	40,987
News Corp., Class A	7,822	118,269
Omnicom Group, Inc.	2,287	123,704
Sinclair Broadcast Group, Inc., Class A(c)	2,426	50,485
Sirius XM Holdings, Inc.	6,493	38,114
Take-Two Interactive Software, Inc.(b)	311	53,240
Telephone & Data Systems, Inc.	2,970	68,696
T-Mobile US, Inc.(b)	1,127	131,498
Twitter, Inc.(b)	2,221	90,128
Verizon Communications, Inc.	28,429	1,684,987
ViacomCBS, Inc., Class B	6,904	192,276
Walt Disney Co. (The)	6,972	919,398

		15,468,116

Consumer Discretionary-13.18%
Adient PLC(b)	4,104	71,163
Advance Auto Parts, Inc.	563	88,003
Amazon.com, Inc.(b)	579	1,998,106
American Axle & Manufacturing Holdings, Inc.(b)	6,125	47,653
Aptiv PLC	1,661	143,045
Aramark	3,275	90,259
Autoliv, Inc. (Sweden)	865	67,764
AutoNation, Inc.(b)	2,069	117,643
AutoZone, Inc.(b)	113	135,183
Bed Bath & Beyond, Inc.	10,034	122,214
Best Buy Co., Inc.	2,519	279,382
Booking Holdings, Inc.(b)	294	561,672
BorgWarner, Inc.	2,698	109,512
Brunswick Corp.	659	40,786
Burlington Stores, Inc.(b)	247	48,642
Capri Holdings Ltd.(b)	3,188	50,498
CarMax, Inc.(b)	1,220	130,455
Carnival Corp.	20,618	339,785
Chipotle Mexican Grill, Inc.(b)	41	53,722
Core-Mark Holding Co., Inc.	1,611	53,840
D.R. Horton, Inc.	2,355	168,076
Dana, Inc.	4,388	61,213

	Shares	Value
Consumer Discretionary-(continued)
Darden Restaurants, Inc.	1,086	$94,124
Dick’s Sporting Goods, Inc.	1,776	96,117
Dollar General Corp.	1,056	213,185
Dollar Tree, Inc.(b)	1,716	165,199
eBay, Inc.	6,776	371,189
Expedia Group, Inc.	1,490	146,244
Foot Locker, Inc.	2,251	68,273
Ford Motor Co.	192,614	1,313,628
Gap, Inc. (The)	7,181	124,878
Garmin Ltd.	504	52,219
General Motors Co.	38,959	1,154,355
Gentex Corp.	1,566	42,360
Genuine Parts Co.	1,378	130,138
Goodyear Tire & Rubber Co. (The)	13,078	125,483
Group 1 Automotive, Inc.	924	79,871
Hanesbrands, Inc.	5,169	79,034
Harley-Davidson, Inc.	2,887	79,999
Hasbro, Inc.	698	55,100
Hilton Worldwide Holdings, Inc.	1,412	127,588
Home Depot, Inc. (The)	4,054	1,155,552
Hyatt Hotels Corp., Class A(c)	1,141	64,455
Kohl’s Corp.	7,613	162,614
L Brands, Inc.	5,093	149,734
Las Vegas Sands Corp.	1,854	94,016
Lear Corp.	1,259	143,438
Leggett & Platt, Inc.	1,294	53,054
Lennar Corp., Class A	3,350	250,647
Lithia Motors, Inc., Class A	493	122,737
LKQ Corp.(b)	3,396	107,789
Lowe’s Cos., Inc.	4,125	679,346
lululemon athletica, inc.(b)	165	61,986
Macy’s, Inc.(c)	25,352	176,703
Marriott International, Inc., Class A	1,910	196,558
Marriott Vacations Worldwide Corp.	541	51,216
McDonald’s Corp.	2,392	510,740
MGM Resorts International	9,092	204,570
Mohawk Industries, Inc.(b)	961	88,729
Murphy USA, Inc.(b)	403	54,349
Newell Brands, Inc.	9,786	156,380
NIKE, Inc., Class B	4,580	512,456
Nordstrom, Inc.(c)	3,758	60,128
Norwegian Cruise Line Holdings Ltd.(b)(c)	7,982	136,572
NVR, Inc.(b)	23	95,872
ODP Corp. (The)	2,235	52,254
O’Reilly Automotive, Inc.(b)	262	121,995
Penske Automotive Group, Inc.	1,182	55,755
Polaris, Inc.	542	54,764
PulteGroup, Inc.	2,993	133,458
PVH Corp.	1,922	107,171
Qurate Retail, Inc., Class A(b)	13,265	146,578
Ralph Lauren Corp.	1,041	71,652
Ross Stores, Inc.	1,564	142,449
Royal Caribbean Cruises Ltd.	4,091	281,624
Service Corp. International	947	43,231
Signet Jewelers Ltd.	3,986	68,838
Skechers U.S.A., Inc., Class A(b)	1,321	39,432
Starbucks Corp.	6,903	583,096
Tapestry, Inc.	5,317	78,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco RAFITM Strategic US ETF (IUS)—(continued)

August 31, 2020

	Shares	Value
Consumer Discretionary-(continued)
Target Corp.	3,914	$591,836
Taylor Morrison Home Corp., Class A(b)	2,583	60,778
Tenneco, Inc., Class A(b)	12,621	102,609
Tesla, Inc.(b)	680	338,858
Thor Industries, Inc.	567	53,542
Tiffany & Co.	408	49,980
TJX Cos., Inc. (The)	5,907	323,645
Toll Brothers, Inc.	2,400	101,328
Tractor Supply Co.	562	83,642
Ulta Beauty, Inc.(b)	312	72,440
Vail Resorts, Inc.	201	43,752
VF Corp.	1,691	111,183
Whirlpool Corp.	1,002	178,075
Williams-Sonoma, Inc.	631	55,377
Wynn Resorts Ltd.	821	71,796
Yum! Brands, Inc.	667	63,932

		18,870,630

Consumer Staples-8.08%
Altria Group, Inc.	12,569	549,768
Archer-Daniels-Midland Co.	6,079	272,096
BJ’s Wholesale Club Holdings, Inc.(b)	1,575	69,946
Brown-Forman Corp., Class B	638	46,683
Bunge Ltd.	3,939	179,697
Campbell Soup Co.	784	41,246
Casey’s General Stores, Inc.	274	48,731
Church & Dwight Co., Inc.	671	64,302
Clorox Co. (The)	354	79,119
Coca-Cola Co. (The)	13,573	672,271
Colgate-Palmolive Co.	2,633	208,692
Conagra Brands, Inc.	2,589	99,314
Constellation Brands, Inc., Class A	841	155,148
Costco Wholesale Corp.	2,144	745,383
Estee Lauder Cos., Inc. (The), Class A	967	214,403
General Mills, Inc.	2,603	166,462
Hershey Co. (The)	681	101,224
Hormel Foods Corp.	1,809	92,223
Ingredion, Inc.	583	46,897
JM Smucker Co. (The)	752	90,375
Kellogg Co.	1,654	117,285
Keurig Dr Pepper, Inc.	1,493	44,536
Kimberly-Clark Corp.	1,190	187,734
Kraft Heinz Co. (The)	11,791	413,157
Kroger Co. (The)	14,608	521,213
McCormick & Co., Inc.	321	66,190
Molson Coors Beverage Co., Class B	3,630	136,633
Mondelez International, Inc., Class A	7,108	415,249
Monster Beverage Corp.(b)	827	69,352
PepsiCo, Inc.	4,877	683,073
Performance Food Group Co.(b)	3,222	117,635
Philip Morris International, Inc.	6,211	495,576
Post Holdings, Inc.(b)	609	53,604
Procter & Gamble Co. (The)	9,922	1,372,510
Rite Aid Corp.(b)	4,756	61,923
Sysco Corp.	5,724	344,241
Tyson Foods, Inc., Class A	4,230	265,644
United Natural Foods, Inc.(b)	3,592	64,836
US Foods Holding Corp.(b)	5,502	133,974

	Shares	Value
Consumer Staples-(continued)
Walgreens Boots Alliance, Inc.	16,871	$641,435
Walmart, Inc.	10,254	1,423,768

		11,573,548

Energy-7.69%
Antero Resources Corp.(b)(c)	22,874	73,654
Apache Corp.	11,081	163,999
Baker Hughes Co., Class A	13,641	194,793
Cabot Oil & Gas Corp.	3,365	63,834
Cheniere Energy, Inc.(b)	1,447	75,316
Chevron Corp.	20,906	1,754,641
Cimarex Energy Co.	2,053	57,032
CNX Resources Corp.(b)	4,825	52,882
ConocoPhillips	14,854	562,818
CVR Energy, Inc.	2,853	47,617
Delek US Holdings, Inc.	2,649	41,669
Devon Energy Corp.	14,086	153,115
EOG Resources, Inc.	6,486	294,075
EQT Corp.	8,346	132,451
Exxon Mobil Corp.	61,401	2,452,356
Halliburton Co.	17,883	289,347
Helmerich & Payne, Inc.	2,802	46,177
Hess Corp.	2,303	106,030
HollyFrontier Corp.	4,622	110,327
Marathon Oil Corp.	25,656	135,464
Marathon Petroleum Corp.	23,449	831,501
Murphy Oil Corp.	5,880	80,791
National Oilwell Varco, Inc.	7,084	85,008
Occidental Petroleum Corp.	28,261	360,045
ONEOK, Inc.	4,195	115,279
Ovintiv, Inc.(c)	22,759	252,170
Parsley Energy, Inc., Class A	4,844	52,073
Patterson-UTI Energy, Inc.	12,891	49,630
PBF Energy, Inc., Class A	8,619	73,779
PDC Energy, Inc.(b)	3,094	46,843
Peabody Energy Corp.	20,798	54,283
Phillips 66.	8,570	501,088
Pioneer Natural Resources Co.	1,859	193,206
Range Resources Corp.	8,091	60,359
Schlumberger Ltd.	26,674	507,073
Southwestern Energy Co.(b)	15,731	43,732
Targa Resources Corp.	6,522	110,939
TechnipFMC PLC (United Kingdom)	14,598	112,405
Valero Energy Corp.	9,510	500,131
World Fuel Services Corp.	5,336	140,870
WPX Energy, Inc.(b)	6,524	36,273

		11,015,075

Financials-6.80%
Affiliated Managers Group, Inc.	778	53,410
Alleghany Corp.	166	92,057
Allstate Corp. (The)	4,437	412,641
American Express Co.	5,940	603,445
Aon PLC, Class A.	744	148,793
Arthur J. Gallagher & Co.	775	81,607
Assurant, Inc.	912	110,863
AXIS Capital Holdings Ltd.	1,212	57,885
Berkshire Hathaway, Inc., Class B(b)	18,781	4,095,009
Cboe Global Markets, Inc.	407	37,358
Chubb Ltd.	5,212	651,500
Cincinnati Financial Corp.	1,724	136,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco RAFITM Strategic US ETF (IUS)—(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
Everest Re Group Ltd.	554	$121,924
Fidelity National Financial, Inc.	2,839	93,204
First American Financial Corp.	1,214	63,820
Franklin Resources, Inc.	3,630	76,448
Hanover Insurance Group, Inc. (The)	664	68,053
Hartford Financial Services Group, Inc. (The)	5,531	223,729
Janus Henderson Group PLC (United Kingdom)	2,417	50,080
Kemper Corp.	663	51,489
Lazard Ltd., Class A	1,784	56,499
LPL Financial Holdings, Inc.	791	64,989
Markel Corp.(b)	102	110,857
Marsh & McLennan Cos., Inc.	1,526	175,353
MGIC Investment Corp.	5,372	49,261
Moody’s Corp.	315	92,812
Mr. Cooper Group, Inc.(b)	4,287	78,559
MSCI, Inc.	139	51,884
Nasdaq, Inc.	434	58,338
Old Republic International Corp.	4,969	80,051
OneMain Holdings, Inc.	2,563	74,532
Progressive Corp. (The)	4,179	397,172
Radian Group, Inc.	2,922	45,116
Raymond James Financial, Inc.	1,405	106,387
S&P Global, Inc.	415	152,064
StoneX Group, Inc.(b)	2,293	130,013
T. Rowe Price Group, Inc.	1,095	152,435
Travelers Cos., Inc. (The)	3,860	447,914
W.R. Berkley Corp.	1,239	76,880
Willis Towers Watson PLC	537	110,370

		9,741,704

Health Care-12.85%
Abbott Laboratories	4,539	496,884
AbbVie, Inc.	6,740	645,490
Agilent Technologies, Inc.	968	97,207
Alexion Pharmaceuticals, Inc.(b)	907	103,598
Align Technology, Inc.(b)	163	48,408
AmerisourceBergen Corp.	4,898	475,253
Amgen, Inc.	2,730	691,564
Anthem, Inc.	2,079	585,280
Baxter International, Inc.	1,940	168,916
Becton, Dickinson and Co.	901	218,736
Biogen, Inc.(b)	1,244	357,824
Boston Scientific Corp.(b)	2,692	110,426
Bristol-Myers Squibb Co.	7,554	469,859
Cardinal Health, Inc.	10,164	515,925
Centene Corp.(b)	4,011	245,954
Cerner Corp.	1,508	110,642
Cigna Corp.	3,490	619,021
Cooper Cos., Inc. (The)	129	40,555
CVS Health Corp.	18,877	1,172,639
Danaher Corp.	1,440	297,317
DaVita, Inc.(b)	1,680	145,757
DENTSPLY SIRONA, Inc.	1,369	61,427
Edwards Lifesciences Corp.(b)	911	78,200
Elanco Animal Health, Inc.(b)	1,866	54,226
Eli Lilly and Co.	2,415	358,362
Encompass Health Corp.	513	33,468
Gilead Sciences, Inc.	6,336	422,928
HCA Healthcare, Inc.	2,404	326,271

	Shares	Value
Health Care-(continued)
Henry Schein, Inc.(b)	1,226	$81,455
Hologic, Inc.(b)	796	47,537
Humana, Inc.	802	332,966
Illumina, Inc.(b)	173	61,799
Intuitive Surgical, Inc.(b)	152	111,088
IQVIA Holdings, Inc.(b)	853	139,679
Jazz Pharmaceuticals PLC(b)	426	57,250
Johnson & Johnson.	9,553	1,465,526
Laboratory Corp. of America Holdings(b)	641	112,656
Mallinckrodt PLC(b)(c)	11,668	18,435
McKesson Corp.	5,734	879,825
Medtronic PLC	6,159	661,908
Merck & Co., Inc.	10,865	926,459
Mettler-Toledo International, Inc.(b)	58	56,305
Molina Healthcare, Inc.(b)	327	60,485
Mylan N.V.(b)	7,598	124,455
Perrigo Co. PLC	984	51,463
Pfizer, Inc.	32,733	1,236,980
Quest Diagnostics, Inc.	771	85,766
Regeneron Pharmaceuticals, Inc.(b)	156	96,709
ResMed, Inc.	216	39,048
STERIS PLC	246	39,271
Stryker Corp.	863	171,012
Tenet Healthcare Corp.(b)	3,915	110,325
Thermo Fisher Scientific, Inc.	967	414,824
UnitedHealth Group, Inc.	4,886	1,527,119
Universal Health Services, Inc., Class B	1,061	117,081
Vertex Pharmaceuticals, Inc.(b)	255	71,176
Waters Corp.(b)	477	103,156
Zimmer Biomet Holdings, Inc.	947	133,413
Zoetis, Inc.	690	110,469

		18,397,777

Industrials-11.85%
3M Co.	3,189	519,871
A.O. Smith Corp.	893	43,730
AECOM(b)	2,410	95,219
AGCO Corp.	1,005	71,456
Allison Transmission Holdings, Inc.	1,268	45,483
American Airlines Group, Inc.(c)	5,791	75,573
AMETEK, Inc.	795	80,056
Avis Budget Group, Inc.(b)	6,317	215,473
Boeing Co. (The)	4,580	786,936
Builders FirstSource, Inc.(b)	2,008	61,485
C.H. Robinson Worldwide, Inc.	1,140	112,062
Carlisle Cos., Inc.	476	62,332
Caterpillar, Inc.	4,964	706,427
Cintas Corp.	320	106,637
CSX Corp.	5,212	398,510
Cummins, Inc.	1,369	283,725
Deere & Co.	2,309	485,029
Delta Air Lines, Inc.	5,444	167,947
Dover Corp.	773	84,906
Eaton Corp. PLC	3,658	373,482
EMCOR Group, Inc.	724	54,307
Emerson Electric Co.	3,985	276,838
Equifax, Inc.	252	42,404
Expeditors International of Washington, Inc.	878	77,606
Fastenal Co.	1,412	68,990
FedEx Corp.	3,660	804,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco RAFITM Strategic US ETF (IUS)—(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
Fluor Corp.	6,214	$59,157
Fortive Corp.	1,214	87,542
Fortune Brands Home & Security, Inc.	869	73,066
General Dynamics Corp.	2,130	318,115
General Electric Co.	102,025	646,838
HD Supply Holdings, Inc.(b)	1,863	73,887
Honeywell International, Inc.	4,122	682,397
Howmet Aerospace, Inc.	8,720	152,774
Hubbell, Inc.	334	48,403
Huntington Ingalls Industries, Inc.	361	54,699
IDEX Corp.	231	41,633
IHS Markit Ltd.	1,293	103,337
Illinois Tool Works, Inc.	1,281	253,062
J.B. Hunt Transport Services, Inc.	512	71,956
Jacobs Engineering Group, Inc.	880	79,438
Johnson Controls International PLC	12,749	519,267
Kansas City Southern	500	91,020
KAR Auction Services, Inc.	2,909	50,442
Knight-Swift Transportation Holdings, Inc.	1,146	52,097
L3Harris Technologies, Inc.	737	133,205
Lockheed Martin Corp.	1,148	448,018
Macquarie Infrastructure Corp.	1,302	36,482
ManpowerGroup, Inc.	1,475	108,132
Masco Corp.	1,496	87,217
MasTec, Inc.(b)	984	45,471
Nielsen Holdings PLC	4,917	75,132
Norfolk Southern Corp.	1,706	362,576
Northrop Grumman Corp.	835	286,079
Old Dominion Freight Line, Inc.	306	61,867
Oshkosh Corp.	859	66,152
Owens Corning	1,446	97,807
PACCAR, Inc.	3,034	260,439
Parker-Hannifin Corp.	858	176,757
Pentair PLC	1,024	46,223
Quanta Services, Inc.	1,812	92,865
Raytheon Technologies Corp.	11,314	690,154
Republic Services, Inc.	1,661	154,008
Robert Half International, Inc.	967	51,444
Rockwell Automation, Inc.	453	104,430
Roper Technologies, Inc.	219	93,555
Ryder System, Inc.	2,496	102,086
Sensata Technologies Holding PLC(b)	1,286	53,549
Snap-on, Inc.	416	61,680
Southwest Airlines Co.	2,572	96,656
Spirit AeroSystems Holdings, Inc., Class A	2,629	54,052
Stanley Black & Decker, Inc.	1,053	169,849
Textron, Inc.	4,223	166,513
Trane Technologies PLC.	1,789	211,800
TransDigm Group, Inc.	197	98,435
Trinity Industries, Inc.	2,023	41,411
Union Pacific Corp.	3,831	737,238
United Airlines Holdings, Inc.(b)	3,996	143,856
United Parcel Service, Inc., Class B	5,660	926,089
United Rentals, Inc.(b)	1,007	178,289
Univar Solutions, Inc.(b)	2,912	52,969
Verisk Analytics, Inc.	312	58,241
W.W. Grainger, Inc.	267	97,570
Wabtec Corp.	1,240	82,522
Waste Connections, Inc.	851	85,126
Waste Management, Inc.	1,889	215,346

	Shares	Value
Industrials-(continued)
WESCO International, Inc.(b)	1,695	$79,411
XPO Logistics, Inc.(b)	1,840	162,417
Xylem, Inc.	773	61,979

		16,975,325

Information Technology-21.48%
Accenture PLC, Class A	2,363	566,955
Adobe, Inc.(b)	657	337,297
Akamai Technologies, Inc.(b)	592	68,927
Amdocs Ltd.	890	54,495
Amphenol Corp., Class A	1,159	127,258
Analog Devices, Inc.	1,434	167,606
Apple, Inc.	67,176	8,668,391
Applied Materials, Inc.	4,482	276,091
Arrow Electronics, Inc.(b)	2,049	160,969
Autodesk, Inc.(b)	232	57,002
Automatic Data Processing, Inc.	1,364	189,719
Avnet, Inc.	3,896	107,179
Booz Allen Hamilton Holding Corp.	576	50,723
Broadcom, Inc.	2,465	855,725
Broadridge Financial Solutions, Inc.	386	53,036
CACI International, Inc., Class A(b)	148	34,660
Cadence Design Systems, Inc.(b)	447	49,577
CDW Corp.	968	110,013
Cisco Systems, Inc.	28,714	1,212,305
Citrix Systems, Inc.	395	57,354
Cognizant Technology Solutions Corp., Class A	4,317	288,635
CommScope Holding Co., Inc.(b)	3,796	39,099
Corning, Inc.	8,997	292,043
Dell Technologies, Inc., Class C(b)	13,825	913,556
DXC Technology Co.	11,746	234,685
EchoStar Corp., Class A(b)	1,236	36,314
F5 Networks, Inc.(b)	240	31,759
Fiserv, Inc.(b)	1,245	123,977
FleetCor Technologies, Inc.(b)	298	74,932
Flex Ltd.(b)	4,531	49,207
GoDaddy, Inc., Class A(b)	435	36,401
Hewlett Packard Enterprise Co.	34,527	333,876
HP, Inc.	22,980	449,259
Intel Corp.	27,995	1,426,345
International Business Machines Corp.	7,097	875,131
Intuit, Inc.	387	133,666
Jabil, Inc.	3,478	118,774
Juniper Networks, Inc.	2,740	68,500
Keysight Technologies, Inc.(b)	500	49,260
KLA Corp.	570	116,930
Lam Research Corp.	850	285,889
Leidos Holdings, Inc.	747	67,596
Marvell Technology Group Ltd.	2,362	91,598
Mastercard, Inc., Class A	1,536	550,180
Maxim Integrated Products, Inc.	1,145	78,364
Microchip Technology, Inc.	931	102,131
Micron Technology, Inc.(b)	11,607	528,235
Microsoft Corp.	14,966	3,375,282
Motorola Solutions, Inc.	530	82,017
NCR Corp.(b)	2,408	49,219
NetApp, Inc.	2,593	122,882
NVIDIA Corp.	546	292,099
ON Semiconductor Corp.(b)	3,882	82,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco RAFITM Strategic US ETF (IUS)—(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
Oracle Corp.	17,880	$1,023,094
Palo Alto Networks, Inc.(b)	214	55,086
Paychex, Inc.	1,055	80,676
PayPal Holdings, Inc.(b)	1,892	386,233
Perspecta, Inc.	1,543	32,048
Qorvo, Inc.(b)	679	87,095
QUALCOMM, Inc.	8,047	958,398
salesforce.com, inc.(b)	1,193	325,271
Sanmina Corp.(b)	1,396	39,507
Science Applications International Corp.	422	35,220
Seagate Technology PLC	2,535	121,655
ServiceNow, Inc.(b)	125	60,252
Skyworks Solutions, Inc.	752	108,927
SS&C Technologies Holdings, Inc.	907	57,794
SYNNEX Corp.	740	94,091
Synopsys, Inc.(b)	330	73,029
TE Connectivity Ltd.	2,537	245,074
Teradyne, Inc.	768	65,257
Texas Instruments, Inc.	3,926	558,081
Trimble, Inc.(b)	1,003	52,567
VeriSign, Inc.(b)	155	33,294
Visa, Inc., Class A	4,112	871,703
VMware, Inc., Class A(b)(c)	1,910	275,880
Western Digital Corp.	3,535	135,815
Western Union Co. (The)	3,055	72,067
Workday, Inc., Class A(b)	210	50,339
Xerox Holdings Corp.	6,384	120,402
Xilinx, Inc.	869	90,515
Zebra Technologies Corp., Class A(b)	156	44,699

		30,760,150

Materials-4.13%
Air Products and Chemicals, Inc.	672	196,399
Albemarle Corp.	744	67,711
Alcoa Corp.(b)	9,898	144,709
Ashland Global Holdings, Inc.	556	40,972
Avery Dennison Corp.	510	58,849
Axalta Coating Systems Ltd.(b)	1,662	39,639
Ball Corp.	1,635	131,405
Berry Global Group, Inc.(b)	1,330	68,548
Celanese Corp.	1,292	130,686
CF Industries Holdings, Inc.	3,096	101,022
Chemours Co. (The)	4,439	91,710
Crown Holdings, Inc.(b)	912	70,087
Domtar Corp.	2,118	60,405
DuPont de Nemours, Inc.	13,140	732,686
Eastman Chemical Co.	1,660	121,363
Ecolab, Inc.	764	150,569
FMC Corp.	510	54,499
Freeport-McMoRan, Inc.	14,472	225,908
Graphic Packaging Holding Co.	2,919	40,808
Huntsman Corp.	3,814	82,459
International Flavors & Fragrances, Inc.(c)	450	55,705
International Paper Co.	6,582	238,729
Linde PLC (United Kingdom)	2,633	657,565
Louisiana-Pacific Corp.	1,763	58,073
LyondellBasell Industries N.V., Class A	5,352	350,449
Martin Marietta Materials, Inc.	344	69,787
Mosaic Co. (The)	9,324	169,977
Newmont Corp.	2,487	167,325

	Shares	Value
Materials-(continued)
Nucor Corp.	4,967	$225,800
O-I Glass, Inc.	5,160	56,141
Olin Corp.	4,443	49,984
Packaging Corp. of America	674	68,236
PPG Industries, Inc.	1,502	180,841
Reliance Steel & Aluminum Co.	990	103,821
RPM International, Inc.	608	51,540
Sherwin-Williams Co. (The)	253	169,776
Sonoco Products Co.	778	41,257
Steel Dynamics, Inc.	3,961	116,929
Ternium S.A., ADR (Mexico)(b)	7,305	130,613
United States Steel Corp.(c)	10,052	78,707
Vulcan Materials Co.	618	74,160
Westrock Co.	6,433	195,113

		5,920,962

Real Estate-0.74%
CBRE Group, Inc., Class A(b)	3,095	145,558
Equinix, Inc.	153	120,836
Host Hotels & Resorts, Inc.	8,030	90,177
Iron Mountain, Inc.(c)	2,422	72,878
Jones Lang LaSalle, Inc.	824	84,905
Park Hotels & Resorts, Inc.	5,544	52,613
Public Storage	604	128,290
Realogy Holdings Corp.	8,456	93,692
SBA Communications Corp., Class A	174	53,256
Service Properties Trust.	7,319	60,089
Weyerhaeuser Co.	4,999	151,520

		1,053,814

Utilities-2.17%
AES Corp. (The)	8,067	143,189
Alliant Energy Corp.	1,047	56,695
Ameren Corp.	1,509	119,377
American Electric Power Co., Inc.	3,056	240,905
Atmos Energy Corp.	551	55,001
CenterPoint Energy, Inc.	6,325	126,943
CMS Energy Corp.	1,390	84,081
Consolidated Edison, Inc.	2,554	182,202
DTE Energy Co.	1,531	181,684
Entergy Corp.	1,478	146,529
Eversource Energy	1,700	145,707
Exelon Corp.	11,578	427,344
FirstEnergy Corp.	3,212	91,831
MDU Resources Group, Inc.	1,907	45,043
NiSource, Inc.	2,864	63,466
NRG Energy, Inc.	2,702	92,976
PG&E Corp.(b)	15,655	144,965
Public Service Enterprise Group, Inc.	3,880	202,691
UGI Corp.	2,195	75,793
Vistra Corp.	7,259	139,591
WEC Energy Group, Inc.	1,545	145,354
Xcel Energy, Inc.	2,849	197,934

		3,109,301

Total Common Stocks & Other Equity Interests (Cost $134,677,870)		142,886,402

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco RAFITM Strategic US ETF (IUS)—(continued)

August 31, 2020

	Shares	Value
Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $11,956)	11,956	$11,956

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.78% (Cost $134,689,826)		142,898,358

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.01%
Invesco Private Government Fund, 0.03%(d)(e)(f)	1,089,743	1,089,743

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.14%(d)(e)(f)	363,180	$363,253

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,452,996)		1,452,996

TOTAL INVESTMENTS IN SECURITIES-100.79% (Cost $136,142,822)		144,351,354
OTHER ASSETS LESS LIABILITIES-(0.79)%		(1,138,176)

NET ASSETS-100.00%.		$143,213,178

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$26,635	$3,804,803	$(3,819,482)	$-	$-	$11,956	$1,054

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	789,874	6,576,025	(7,365,899)	-	-	-	5,900	*

Invesco Liquid Assets Portfolio, Institutional Class	263,103	1,842,446	(2,105,375)	-	(174)	-	2,230	*

Invesco Private Government Fund	-	6,973,633	(5,883,890)	-	-	1,089,743	145	*

Invesco Private Prime Fund	-	1,309,520	(946,292)	-	25	363,253	103	*

Total	$1,079,612	$20,506,427	$(20,120,938)	$-	$(149)	$1,464,952	$9,432

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco RAFITM Strategic US Small Company ETF (IUSS)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-4.35%
AMC Networks, Inc., Class A(b)	1,421	$34,516
ANGI Homeservices, Inc., Class A(b)(c)	2,550	35,381
ATN International, Inc.	134	7,772
Bandwidth, Inc., Class A(b)	24	3,780
Boingo Wireless, Inc.(b)	465	6,040
Cable One, Inc.	13	23,924
Cardlytics, Inc.(b)	22	1,669
Cargurus, Inc.(b)	263	6,412
Cars.com, Inc.(b)(c)	3,804	33,019
Cincinnati Bell, Inc.(b)	877	13,208
Cinemark Holdings, Inc.	3,910	57,282
Clear Channel Outdoor Holdings, Inc.(b)	622	728
Cogent Communications Holdings, Inc.	135	9,080
comScore, Inc.(b)	1,546	4,066
Consolidated Communications Holdings, Inc.(b)	4,425	34,427
E.W. Scripps Co. (The), Class A	1,711	19,026
Entercom Communications Corp., Class A	18,096	27,144
Eros International PLC (India)(b)(c)	2,709	8,425
Eventbrite, Inc., Class A(b)(c)	723	7,772
EverQuote, Inc., Class A(b)	18	639
Globalstar, Inc.(b)	4,411	1,475
Glu Mobile, Inc.(b)	412	3,271
Gogo, Inc.(b)(c)	862	4,431
Gravity Co. Ltd., ADR (South Korea)	53	4,716
Gray Television, Inc.(b)	2,287	35,494
Iridium Communications, Inc.(b)	859	24,061
John Wiley & Sons, Inc., Class A	836	26,459
Liberty Latin America Ltd., Class A (Chile)(b)	2,788	27,322
Liberty TripAdvisor Holdings, Inc., Class A(b)	13,489	37,769
Lions Gate Entertainment Corp., Class A(b)(c)	6,695	65,209
Madison Square Garden Sports Corp., Class A(b)	180	29,520
Manchester United PLC, Class A (United Kingdom)	221	3,399
Marcus Corp. (The)	1,096	17,174
Match Group, Inc.(b)	669	74,714
Meredith Corp.	3,178	44,492
MSG Networks, Inc., Class A(b)(c)	443	4,315
National CineMedia, Inc.	2,434	8,787
Netflix, Inc.(b)	106	56,133
New York Times Co. (The), Class A	571	24,741
Nexstar Media Group, Inc., Class A	699	67,111
ORBCOMM, Inc.(b)	1,455	5,835
QuinStreet, Inc.(b)	506	6,654
Roku, Inc.(b)	77	13,358
Scholastic Corp.	776	17,460
Shenandoah Telecommunications Co.	315	17,420
Snap, Inc., Class A(b)	505	11,408
Spok Holdings, Inc.	372	4,032
TechTarget, Inc.(b)	120	4,762
TEGNA, Inc.	3,655	45,761
Tribune Publishing Co.	598	6,787
TripAdvisor, Inc.	2,360	55,153
TrueCar, Inc.(b)	1,815	8,585
United States Cellular Corp.(b)	697	25,357
Vonage Holdings Corp.(b)	1,372	15,709
WideOpenWest, Inc.(b)	1,257	7,228
World Wrestling Entertainment, Inc., Class A	385	16,967

	Shares	Value
Communication Services-(continued)
Yelp, Inc.(b)	2,078	$48,043
Zillow Group, Inc., Class C(b)	381	32,675
Zynga, Inc., Class A(b)	3,252	29,463

		1,267,560

Consumer Discretionary-18.01%
1-800-Flowers.com, Inc., Class A(b)	465	13,917
Aaron’s, Inc.	1,525	85,232
Abercrombie & Fitch Co., Class A	3,367	43,805
Accel Entertainment, Inc.(b)	79	937
Acushnet Holdings Corp.	353	12,457
Adtalem Global Education, Inc.(b)	992	32,934
American Eagle Outfitters, Inc.	5,889	74,260
American Outdoor Brands, Inc.(b)	173	2,635
American Public Education, Inc.(b)	190	5,974
America’s Car-Mart, Inc.(b)	84	8,442
Asbury Automotive Group, Inc.(b)	749	79,237
At Home Group, Inc.(b)	4,051	77,415
BBX Capital Corp.	1,224	18,850
Beazer Homes USA, Inc.(b)	2,372	29,033
Big Lots, Inc.	1,553	73,224
Biglari Holdings, Inc., Class B(b)	69	6,838
BJ’s Restaurants, Inc.	827	26,067
Bloomin’ Brands, Inc.	3,340	47,896
Boot Barn Holdings, Inc.(b)(c)	371	10,473
Boyd Gaming Corp.	1,856	49,704
Bright Horizons Family Solutions, Inc.(b)	274	36,445
Brinker International, Inc.	1,343	60,489
Buckle, Inc. (The)	637	11,937
Caesars Entertainment, Inc.(b)	1,115	51,067
Caleres, Inc.	4,112	32,115
Callaway Golf Co.	1,147	23,926
Camping World Holdings, Inc., Class A	1,606	46,670
Carrols Restaurant Group, Inc.(b)	1,629	10,849
Carter’s, Inc.	622	49,524
Cato Corp. (The), Class A	848	6,784
Cavco Industries, Inc.(b)	68	12,982
Century Communities, Inc.(b)	521	18,589
Cheesecake Factory, Inc. (The)(c)	1,422	41,992
Chegg, Inc.(b)	199	14,674
Chico’s FAS, Inc.	17,238	22,065
Children’s Place, Inc. (The)(c)	772	15,413
Choice Hotels International, Inc.	203	20,156
Churchill Downs, Inc.	208	36,350
Chuy’s Holdings, Inc.(b)	350	7,784
Citi Trends, Inc.	623	12,043
Columbia Sportswear Co.	420	35,939
Conn’s, Inc.(b)	2,350	30,033
Cooper Tire & Rubber Co.	1,394	48,191
Cooper-Standard Holdings, Inc.(b)	2,779	50,355
Cracker Barrel Old Country Store, Inc.	452	60,437
Crocs, Inc.(b)	894	35,680
Dave & Buster’s Entertainment, Inc.(c)	3,316	55,145
Deckers Outdoor Corp.(b)	259	52,802
Delphi Technologies PLC(b)	3,166	54,993
Denny’s Corp.(b)	815	9,340
Designer Brands, Inc., Class A	6,949	48,990
Dillard’s, Inc., Class A(c)	1,783	53,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

	Shares	Value
Consumer Discretionary-(continued)
Dine Brands Global, Inc.	367	$21,859
Domino’s Pizza, Inc.	104	42,532
Dorman Products, Inc.(b)	194	16,430
Dunkin’ Brands Group, Inc.	292	22,215
El Pollo Loco Holdings, Inc.(b)	259	4,628
Ethan Allen Interiors, Inc.	804	11,449
Etsy, Inc.(b)	252	30,164
Everi Holdings, Inc.(b)(c)	1,486	11,531
Express, Inc.(b)	9,426	10,463
Farfetch Ltd., Class A (United Kingdom)(b)(c)	420	11,630
Fiesta Restaurant Group, Inc.(b)	887	8,888
Five Below, Inc.(b)	210	22,985
Floor & Decor Holdings, Inc., Class A(b)	412	30,175
Fossil Group, Inc.(b)	5,233	33,674
Fox Factory Holding Corp.(b)	133	13,408
Frontdoor, Inc.(b)	223	9,716
Funko, Inc., Class A(b)(c)	1,204	7,031
GameStop Corp., Class A(b)(c)	10,717	71,590
Garrett Motion, Inc. (Switzerland)(b)	612	1,683
Genesco, Inc.(b)	1,751	34,145
Gentherm, Inc.(b)	472	21,349
G-III Apparel Group Ltd.(b)	2,927	32,373
Golden Entertainment, Inc.(b)	831	10,670
GoPro, Inc., Class A(b)	1,494	6,857
Graham Holdings Co., Class B	132	56,489
Grand Canyon Education, Inc.(b)	244	22,946
Groupon, Inc.(b)	799	25,432
Grubhub, Inc.(b)	425	30,749
Guess?, Inc.	2,762	31,763
H&R Block, Inc.	3,525	51,112
Haverty Furniture Cos., Inc.	620	13,094
Helen of Troy Ltd.(b)	172	35,573
Hibbett Sports, Inc.(b)	748	24,961
Hilton Grand Vacations, Inc.(b)	1,534	33,610
Hooker Furniture Corp.	397	9,786
Houghton Mifflin Harcourt Co.(b)	13,867	31,339
Hudson Ltd., Class A(b)	2,286	17,236
Installed Building Products, Inc.(b)	216	18,753
International Game Technology PLC	4,691	52,211
iRobot Corp.(b)(c)	201	14,880
Jack in the Box, Inc.	257	21,174
Johnson Outdoors, Inc., Class A	95	8,142
K12, Inc.(b)	533	19,833
KB Home	1,808	64,654
Lands’ End, Inc.(b)	760	10,169
Laureate Education, Inc., Class A(b)	5,488	68,710
La-Z-Boy, Inc.	860	27,950
LCI Industries	321	36,475
LGI Homes, Inc.(b)	143	15,996
Lindblad Expeditions Holdings, Inc.(b)	458	4,536
Liquidity Services, Inc.(b)	243	1,752
M.D.C. Holdings, Inc.	873	37,871
M/I Homes, Inc.(b)	761	32,388
Magnite, Inc.(b)	359	2,639
Malibu Boats, Inc., Class A(b)	180	9,333
Marine Products Corp.	92	1,329
MarineMax, Inc.(b)	604	17,764
Mattel, Inc.(b)	3,576	38,424
MercadoLibre, Inc. (Argentina)(b)	43	50,249
Meritage Homes Corp.(b)	761	73,079

	Shares	Value
Consumer Discretionary-(continued)
Michaels Cos., Inc. (The)(b)(c)	6,429	$72,326
Modine Manufacturing Co.(b)	4,374	29,612
Monarch Casino & Resort, Inc.(b)	118	5,429
Monro, Inc.	319	14,703
Motorcar Parts of America, Inc.(b)	224	3,900
Movado Group, Inc.	875	9,546
National Vision Holdings, Inc.(b)	750	28,178
Noodles & Co.(b)	487	3,706
Ollie’s Bargain Outlet Holdings, Inc.(b)	214	20,446
OneSpaWorld Holdings Ltd. (Bahamas)	1,015	7,034
Overstock.com, Inc.(b)	277	24,238
Oxford Industries, Inc.	345	17,088
Papa John’s International, Inc.	102	10,026
Penn National Gaming, Inc.(b)	2,617	133,729
Perdoceo Education Corp.(b)	576	8,277
PetMed Express, Inc.(c)	141	4,901
Planet Fitness, Inc., Class A(b)	519	31,550
Playa Hotels & Resorts N.V.(b)	4,130	17,429
PlayAGS, Inc.(b)	1,147	4,588
Pool Corp.	155	50,815
Quotient Technology, Inc.(b)	1,364	11,880
Red Robin Gourmet Burgers, Inc.(b)(c)	783	8,691
Red Rock Resorts, Inc., Class A	2,242	38,282
Regis Corp.(b)	1,505	11,122
Rent-A-Center, Inc.	929	28,520
RH(b)	222	73,382
Ruth’s Hospitality Group, Inc.	826	8,487
Sally Beauty Holdings, Inc.(b)	2,884	32,185
Scientific Games Corp.(b)	656	13,569
SeaWorld Entertainment, Inc.(b)	1,484	30,274
ServiceMaster Global Holdings, Inc.(b)	1,320	52,668
Shake Shack, Inc., Class A(b)(c)	134	9,146
Shoe Carnival, Inc.	317	10,423
Shutterstock, Inc.	161	8,102
Six Flags Entertainment Corp.	1,386	30,118
Skyline Champion Corp.(b)	597	17,038
Sleep Number Corp.(b)	721	34,608
Smith & Wesson Brands, Inc.(b)	693	12,654
Sonic Automotive, Inc., Class A	1,972	83,337
Sonos, Inc.(b)	1,027	14,450
Stamps.com, Inc.(b)	93	23,189
Standard Motor Products, Inc.	287	13,041
Steven Madden Ltd.	1,291	27,318
Stitch Fix, Inc., Class A(b)(c)	513	12,389
Stoneridge, Inc.(b)	532	10,746
Strategic Education, Inc.	131	13,437
Sturm Ruger & Co., Inc.	111	7,865
Tempur Sealy International, Inc.(b)	521	44,566
Texas Roadhouse, Inc.	846	53,290
TopBuild Corp.(b)	364	55,983
TRI Pointe Group, Inc.(b)	3,878	65,461
Tupperware Brands Corp.	6,470	105,396
Under Armour, Inc., Class A(b)(c)	7,028	68,945
Unifi, Inc.(b)	507	6,201
Universal Electronics, Inc.(b)	182	7,477
Urban Outfitters, Inc.(b)	1,915	45,079
Veoneer, Inc. (Sweden)(b)(c)	1,688	23,429
Vera Bradley, Inc.(b)	873	4,601
Vista Outdoor, Inc.(b)	1,974	38,315
Visteon Corp.(b)	390	29,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

	Shares	Value
Consumer Discretionary-(continued)
Wayfair, Inc., Class A(b)(c)	161	$47,746
Wendy’s Co. (The)	1,596	33,420
Wingstop, Inc.	31	5,065
Winmark Corp.	20	3,089
Winnebago Industries, Inc.	364	19,649
Wolverine World Wide, Inc.	2,177	54,381
WW International, Inc.(b)	290	6,809
Wyndham Destinations, Inc.	2,233	64,735
Wyndham Hotels & Resorts, Inc.	950	49,742
YETI Holdings, Inc.(b)	154	7,913
Zumiez, Inc.(b)	441	11,325

		5,253,276

Consumer Staples-4.22%
Alico, Inc.	81	2,618
Andersons, Inc. (The)	3,729	66,115
B&G Foods, Inc.(c)	1,002	31,202
Boston Beer Co., Inc. (The), Class A(b)	31	27,341
Calavo Growers, Inc.	166	10,536
Cal-Maine Foods, Inc.(b)	362	13,970
Central Garden & Pet Co., Class A(b)	758	28,167
Chefs’ Warehouse, Inc. (The)(b)	695	10,293
Coca-Cola Consolidated, Inc.	96	26,237
Coty, Inc., Class A	12,664	45,337
Darling Ingredients, Inc.(b)	2,250	71,932
Edgewell Personal Care Co.(b)	1,041	29,887
elf Beauty, Inc.(b)	255	4,980
Energizer Holdings, Inc.	534	24,719
Farmer Brothers Co.(b)	568	3,573
Flowers Foods, Inc.	1,855	45,373
Fresh Del Monte Produce, Inc.	1,219	28,269
Freshpet, Inc.(b)	36	4,090
Hain Celestial Group, Inc. (The)(b)	777	25,478
Herbalife Nutrition Ltd.(b)	919	45,169
Hostess Brands, Inc.(b)	1,513	19,427
Ingles Markets, Inc., Class A	705	28,482
Inter Parfums, Inc.	146	6,522
J&J Snack Foods Corp.	115	15,634
John B. Sanfilippo & Son, Inc.	122	9,716
Lamb Weston Holdings, Inc.	887	55,748
Lancaster Colony Corp.	125	22,215
Medifast, Inc.	102	16,597
MGP Ingredients, Inc.	106	3,768
National Beverage Corp.(b)(c)	81	6,587
Natural Grocers by Vitamin Cottage, Inc.	185	2,168
Nomad Foods Ltd. (United Kingdom)(b)	1,802	44,437
Nu Skin Enterprises, Inc., Class A	840	39,707
Pilgrim’s Pride Corp.(b)	879	14,064
PriceSmart, Inc.	416	27,352
Sanderson Farms, Inc.	241	28,187
Seaboard Corp.	4	10,732
Seneca Foods Corp., Class A(b)	352	16,671
Simply Good Foods Co. (The)(b)	548	13,618
SpartanNash Co.	2,823	56,404
Spectrum Brands Holdings, Inc.	1,231	73,368
Sprouts Farmers Market, Inc.(b)	2,086	48,708
Tootsie Roll Industries, Inc.(c)	267	8,541
TreeHouse Foods, Inc.(b)	865	37,031
Turning Point Brands, Inc.	70	2,023
Universal Corp.	633	27,479

	Shares	Value
Consumer Staples-(continued)
USANA Health Sciences, Inc.(b)	139	$10,899
Vector Group Ltd.	1,443	14,531
WD-40 Co.	48	9,810
Weis Markets, Inc.	342	16,837

		1,232,549

Energy-4.89%
Arch Resources, Inc.	1,546	58,238
Archrock, Inc.	4,512	29,599
Berry Corp.	5,409	21,311
Bonanza Creek Energy, Inc.(b)	795	15,932
Cactus, Inc., Class A	654	14,447
Callon Petroleum Co.(b)(c)	5,602	37,141
Centennial Resource Development, Inc., Class A(b)	36,613	26,588
ChampionX Corp.(b)	3,004	30,761
Clean Energy Fuels Corp.(b)	2,161	5,705
Comstock Resources, Inc.(b)	1,065	6,134
CONSOL Energy, Inc.(b)	3,350	17,320
Continental Resources, Inc.(c)	2,752	47,279
Core Laboratories N.V.	677	14,170
DHT Holdings, Inc.	1,898	10,040
DMC Global, Inc.	189	6,696
Dorian LPG Ltd.(b)	1,230	10,381
Dril-Quip, Inc.(b)	521	17,261
Equitrans Midstream Corp.	6,115	62,862
Exterran Corp.(b)	3,414	15,704
Frank’s International N.V.(b)	3,597	8,309
Golar LNG Ltd. (Bermuda)(b)	3,205	33,172
Green Plains, Inc.(b)	3,119	41,732
Gulfport Energy Corp.(b)	28,728	20,273
Helix Energy Solutions Group, Inc.(b)	9,089	32,539
International Seaways, Inc.	491	8,327
Kosmos Energy Ltd. (Ghana)	21,856	32,128
Laredo Petroleum, Inc.(b)	1,347	22,023
Liberty Oilfield Services, Inc., Class A	4,225	27,251
Magnolia Oil & Gas Corp., Class A(b)	5,238	33,733
Matador Resources Co.(b)(c)	4,418	42,987
Matrix Service Co.(b)	1,351	12,483
Montage Resources Corp.(b)	1,949	10,057
Nabors Industries Ltd.(c)	2,951	117,981
NACCO Industries, Inc., Class A	97	1,989
Navigator Holdings Ltd.(b)	1,029	9,529
Newpark Resources, Inc.(b)	6,912	13,478
Nordic American Tankers Ltd.(c)	1,500	6,540
Northern Oil and Gas, Inc.(b)(c)	13,045	8,851
Oasis Petroleum, Inc.(b)	124,109	68,930
Oceaneering International, Inc.(b)	4,563	24,595
Oil States International, Inc.(b)	6,406	28,122
Par Pacific Holdings, Inc.(b)	3,670	31,856
ProPetro Holding Corp.(b)	4,827	30,314
QEP Resources, Inc.	62,826	81,674
Renewable Energy Group, Inc.(b)	760	25,407
REX American Resources Corp.(b)	91	5,622
RPC, Inc.(b)	2,134	6,679
Scorpio Tankers, Inc. (Monaco)	1,176	13,924
SEACOR Holdings, Inc.(b)	472	14,920
Select Energy Services, Inc., Class A(b)	4,148	19,786
SM Energy Co.	16,207	39,383
Teekay Corp. (Bermuda)(b)	6,229	15,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

	Shares	Value
Energy-(continued)
Texas Pacific Land Trust(c)	36	$18,962
Tidewater, Inc.(b)	2,104	14,455
US Silica Holdings, Inc.	11,547	51,500
W&T Offshore, Inc.(b)(c)	2,100	4,683

		1,427,647

Financials-5.89%
AMERISAFE, Inc.	211	14,080
Argo Group International Holdings Ltd.	1,024	38,031
Artisan Partners Asset Management, Inc., Class A	977	37,820
BGC Partners, Inc., Class A.	8,741	22,027
Blucora, Inc.(b)	1,040	12,407
Brightsphere Investment Group, Inc.	1,891	26,209
Brown & Brown, Inc.	1,419	65,842
Cannae Holdings, Inc.(b)	126	4,754
Citizens, Inc.(b)(c)	836	4,891
Cohen & Steers, Inc.	140	8,470
Compass Diversified Holdings	1,091	19,093
Cowen, Inc., Class A	761	13,766
Crawford & Co., Class A	854	5,858
Credit Acceptance Corp.(b)(c)	131	50,671
Diamond Hill Investment Group, Inc.	65	8,054
Donegal Group, Inc., Class A	378	5,455
Donnelley Financial Solutions, Inc.(b)	1,123	12,241
Eaton Vance Corp.	1,555	63,786
eHealth, Inc.(b)	37	2,335
Employers Holdings, Inc.	719	23,425
Encore Capital Group, Inc.(b)	613	28,161
Enova International, Inc.(b)	3,186	54,417
Erie Indemnity Co., Class A.	124	26,467
Essent Group Ltd.	1,527	54,514
Evercore, Inc., Class A	852	52,722
EZCORP, Inc., Class A(b)	2,359	12,691
FactSet Research Systems, Inc.	149	52,210
Federated Hermes, Inc., Class B	1,308	31,274
FirstCash, Inc.	487	29,098
Focus Financial Partners, Inc., Class A(b)	366	12,953
Freedom Holding Corp. (Kazakhstan)(b)(c)	77	1,835
Goosehead Insurance, Inc., Class A	42	4,316
Green Dot Corp., Class A(b)	670	34,880
Greenhill & Co., Inc.	734	8,235
Hamilton Lane, Inc., Class A	89	6,507
Heritage Insurance Holdings, Inc.	827	10,792
Houlihan Lokey, Inc.	421	24,671
James River Group Holdings Ltd.	1,081	52,656
Kinsale Capital Group, Inc.	64	13,263
LendingTree, Inc.(b)(c)	51	15,756
MarketAxess Holdings, Inc.	43	20,895
Mercury General Corp.	662	29,611
Moelis & Co., Class A	970	30,953
Morningstar, Inc.	94	15,054
National General Holdings Corp.	2,046	69,666
NMI Holdings, Inc., Class A(b)	1,077	18,471
Oppenheimer Holdings, Inc., Class A	430	10,505
Piper Sandler Cos.	390	29,425
PJT Partners, Inc., Class A	225	13,316
PRA Group, Inc.(b)	476	22,217
Primerica, Inc.	502	62,675
ProAssurance Corp.	1,816	27,821

	Shares	Value
Financials-(continued)
Protective Insurance Corp.	495	$7,108
RLI Corp.	314	29,450
Safety Insurance Group, Inc.	195	14,118
SEI Investments Co.	1,015	53,145
Selective Insurance Group, Inc.	958	57,298
State Auto Financial Corp.	249	3,842
Stewart Information Services Corp.	643	27,437
Third Point Reinsurance Ltd. (Bermuda)(b)	2,132	18,250
Trupanion, Inc.(b)(c)	93	5,834
United Fire Group, Inc.	624	15,712
United Insurance Holdings Corp.	720	5,450
Universal Insurance Holdings, Inc.	850	15,768
Virtu Financial, Inc., Class A	767	19,812
Virtus Investment Partners, Inc.	87	12,345
Waddell & Reed Financial, Inc., Class A	2,214	34,870
Walker & Dunlop, Inc.	663	36,319
Westwood Holdings Group, Inc.	215	2,447
WisdomTree Investments, Inc.	1,847	6,908
World Acceptance Corp.(b)(c)	371	33,757

		1,717,112

Health Care-8.88%
ABIOMED, Inc.(b)	124	38,145
AC Immune S.A. (Switzerland)(b)(c)	222	1,723
Acadia Healthcare Co., Inc.(b)	1,719	53,134
Acceleron Pharma, Inc.(b)	2	195
Accuray, Inc.(b)	825	1,922
AdaptHealth Corp.(b)	55	1,168
Addus HomeCare Corp.(b)	69	6,463
Alkermes PLC(b)	1,049	17,350
Allscripts Healthcare Solutions, Inc.(b)	4,111	36,711
Alnylam Pharmaceuticals, Inc.(b)	14	1,857
AMAG Pharmaceuticals, Inc.(b)(c)	489	5,066
Amedisys, Inc.(b)	115	27,818
American Renal Associates Holdings, Inc.(b)	748	5,042
AMN Healthcare Services, Inc.(b)	608	32,735
Amneal Pharmaceuticals, Inc.(b)	2,565	10,542
Amphastar Pharmaceuticals, Inc.(b)	267	5,441
AngioDynamics, Inc.(b)	628	5,881
ANI Pharmaceuticals, Inc.(b)	102	3,199
Anika Therapeutics, Inc.(b)	164	6,286
Antares Pharma, Inc.(b)	166	470
Apollo Medical Holdings, Inc.(b)	207	3,910
Arrowhead Pharmaceuticals, Inc.(b)	124	5,238
AtriCure, Inc.(b)	58	2,594
Atrion Corp.	5	3,159
Avanos Medical, Inc.(b)	347	11,243
AxoGen, Inc.(b)	94	1,116
BioMarin Pharmaceutical, Inc.(b)	347	27,076
Bio-Rad Laboratories, Inc., Class A(b)	118	60,014
Bio-Techne Corp.	82	20,948
BioTelemetry, Inc.(b)	162	6,412
Brookdale Senior Living, Inc.(b)	11,223	30,863
Bruker Corp.	470	19,749
Cantel Medical Corp.	334	17,528
Cardiovascular Systems, Inc.(b)	74	2,418
CareDx, Inc.(b)	42	1,434
Catalent, Inc.(b)	463	42,827
Charles River Laboratories International, Inc.(b)	216	47,293
Chemed Corp.	68	35,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

	Shares	Value
Health Care-(continued)
Codexis, Inc.(b)	54	$745
Collegium Pharmaceutical, Inc.(b)	175	3,336
Community Health Systems, Inc.(b)	20,266	104,775
Computer Programs & Systems, Inc.	175	4,788
CONMED Corp.	184	15,881
Corcept Therapeutics, Inc.(b)	601	7,633
CorVel Corp.(b)	91	7,555
CRISPR Therapeutics AG (Switzerland)(b)	45	4,206
Cross Country Healthcare, Inc.(b)	1,003	6,409
CryoLife, Inc.(b)	172	3,478
CryoPort, Inc.(b)(c)	26	1,442
DexCom, Inc.(b)	44	18,718
Dicerna Pharmaceuticals, Inc.(b)	173	3,204
Eagle Pharmaceuticals, Inc.(b)	115	4,563
Eidos Therapeutics, Inc.(b)	1	43
Emergent BioSolutions, Inc.(b)	152	17,336
Enanta Pharmaceuticals, Inc.(b)	103	5,376
Endo International PLC(b)	3,879	11,676
Ensign Group, Inc. (The)	499	29,211
Evolent Health, Inc., Class A(b)	1,317	18,873
Exact Sciences Corp.(b)	89	6,701
Exelixis, Inc.(b)	1,126	25,020
FibroGen, Inc.(b)	97	4,349
Fluidigm Corp.(b)	132	1,036
Glaukos Corp.(b)(c)	91	4,353
Global Cord Blood Corp. (Hong Kong)(b)	850	2,967
Globus Medical, Inc., Class A(b)	398	22,495
Guardant Health, Inc.(b)	27	2,579
GW Pharmaceuticals PLC, ADR (United Kingdom)(b)(c)	3	312
Haemonetics Corp.(b)	218	19,546
Halozyme Therapeutics, Inc.(b)	48	1,392
Hanger, Inc.(b)	430	8,497
HealthEquity, Inc.(b)	200	11,496
HealthStream, Inc.(b)	215	4,454
Heska Corp.(b)	22	2,279
Hill-Rom Holdings, Inc.	456	42,768
HMS Holdings Corp.(b)	469	13,080
Horizon Therapeutics PLC(b)	605	45,448
ICU Medical, Inc.(b)	100	20,024
IDEXX Laboratories, Inc.(b)	140	54,748
Incyte Corp.(b)	405	39,022
Innoviva, Inc.(b)	500	5,855
Inogen, Inc.(b)	118	3,567
Inovalon Holdings, Inc., Class A(b)	661	16,356
Inspire Medical Systems, Inc.(b)	5	597
Insulet Corp.(b)	39	8,512
Integer Holdings Corp.(b)	251	17,384
Integra LifeSciences Holdings Corp.(b)	435	20,789
Intersect ENT, Inc.(b)	52	1,044
Invacare Corp.	1,063	7,207
Ionis Pharmaceuticals, Inc.(b)	445	24,252
iRhythm Technologies, Inc.(b)	7	1,541
Ironwood Pharmaceuticals, Inc.(b)	20	202
Lannett Co., Inc.(b)	1,088	5,723
Lantheus Holdings, Inc.(b)	378	5,073
LeMaitre Vascular, Inc.	80	2,582
Lexicon Pharmaceuticals, Inc.(b)(c)	910	1,593
LHC Group, Inc.(b)	146	30,432
LivaNova PLC(b)	349	16,368

	Shares	Value
Health Care-(continued)
Luminex Corp.	170	$4,537
Magellan Health, Inc.(b)	723	54,558
Masimo Corp.(b)	76	17,024
MEDNAX, Inc.(b)	3,993	74,190
Medpace Holdings, Inc.(b)	132	17,132
MeiraGTx Holdings PLC(b)	67	872
Meridian Bioscience, Inc.(b)	236	3,337
Merit Medical Systems, Inc.(b)	336	16,498
Mesa Laboratories, Inc.	10	2,459
Molecular Templates, Inc.(b)	6	70
Myriad Genetics, Inc.(b)	1,011	13,517
National HealthCare Corp.	215	13,695
National Research Corp.	68	3,808
Natus Medical, Inc.(b)	327	5,938
Neogen Corp.(b)	135	10,287
NeoGenomics, Inc.(b)	223	8,686
Neurocrine Biosciences, Inc.(b)	92	10,711
Nevro Corp.(b)	22	3,026
NextGen Healthcare, Inc.(b)	661	8,765
Novocure Ltd.(b)	44	3,641
NuVasive, Inc.(b)	339	17,672
Omnicell, Inc.(b)	217	14,470
OPKO Health, Inc.(b)(c)	2,730	8,845
Option Care Health, Inc.(b)	207	2,405
OraSure Technologies, Inc.(b)	223	2,614
Orthofix Medical, Inc.(b)	175	5,310
OrthoPediatrics Corp.(b)	6	302
Owens & Minor, Inc.	7,472	123,886
Pacira BioSciences, Inc.(b)	148	9,253
Patterson Cos., Inc.	2,655	77,022
Penumbra, Inc.(b)	39	8,157
PerkinElmer, Inc.	503	59,213
PetIQ, Inc.(b)(c)	179	6,297
Phibro Animal Health Corp., Class A	343	7,361
PRA Health Sciences, Inc.(b)	417	44,581
Premier, Inc., Class A	916	29,999
Prestige Consumer Healthcare, Inc.(b)	529	19,271
Providence Service Corp. (The)(b)	170	15,740
PTC Therapeutics, Inc.(b)	39	1,928
Quidel Corp.(b)	50	8,798
R1 RCM, Inc.(b)	790	11,455
RadNet, Inc.(b)	596	8,594
Repligen Corp.(b)	60	9,295
Retrophin, Inc.(b)	77	1,508
Sarepta Therapeutics, Inc.(b)	1	146
Seattle Genetics, Inc.(b)	62	9,817
Select Medical Holdings Corp.(b)	2,608	52,343
Simulations Plus, Inc.	18	1,072
STAAR Surgical Co.(b)	60	2,877
Supernus Pharmaceuticals, Inc.(b)	398	8,752
Surgalign Holdings, Inc.(b)	1,228	2,726
Surgery Partners, Inc.(b)	722	13,783
SurModics, Inc.(b)	47	2,127
Syneos Health, Inc.(b)	590	37,229
Tabula Rasa HealthCare, Inc.(b)(c)	41	2,075
Tactile Systems Technology, Inc.(b)	36	1,383
Tandem Diabetes Care, Inc.(b)	34	3,832
Taro Pharmaceutical Industries Ltd.(b)	156	9,549
Teladoc Health, Inc.(b)(c)	58	12,510
Teleflex, Inc.	136	53,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

	Shares	Value
Health Care-(continued)
Tivity Health, Inc.(b)	1,127	$18,438
United Therapeutics Corp.(b)	214	22,889
US Physical Therapy, Inc.	94	8,357
Vanda Pharmaceuticals, Inc.(b)	391	4,023
Varex Imaging Corp.(b)	509	5,645
Varian Medical Systems, Inc.(b)	423	73,462
Veeva Systems, Inc., Class A(b)	142	40,082
Veracyte, Inc.(b)	54	1,799
Vericel Corp.(b)	67	1,062
Vocera Communications, Inc.(b)	159	4,450
Voyager Therapeutics, Inc.(b)	88	1,038
West Pharmaceutical Services, Inc.	167	47,421
Wright Medical Group N.V.(b)	344	10,399
Zynex, Inc.(b)(c)	16	237

		2,590,715

Industrials-23.45%
AAON, Inc.	145	8,255
AAR Corp.	1,195	24,115
ABM Industries, Inc.	1,607	61,291
ACCO Brands Corp.	4,140	26,827
Acuity Brands, Inc.	633	69,181
Advanced Disposal Services, Inc.(b)	692	20,850
Advanced Drainage Systems, Inc.	416	23,080
Aegion Corp.(b)	952	15,408
Aerojet Rocketdyne Holdings, Inc.(b)	531	21,967
AeroVironment, Inc.(b)	85	6,493
Air Transport Services Group, Inc.(b)	1,015	25,801
Alamo Group, Inc.	124	13,752
Alaska Air Group, Inc.	1,216	47,363
Albany International Corp., Class A	324	16,816
Allegiant Travel Co.	94	12,088
Allegion PLC	510	52,729
Altra Industrial Motion Corp.	1,116	43,580
AMERCO	140	49,685
Ameresco, Inc., Class A(b)	85	2,902
American Woodmark Corp.(b)	356	31,150
Apogee Enterprises, Inc.	876	18,335
Applied Industrial Technologies, Inc.	623	37,511
ArcBest Corp.	1,320	44,642
Arcosa, Inc.	826	38,236
Argan, Inc.	97	4,106
Armstrong World Industries, Inc.	338	24,924
ASGN, Inc.(b)	677	48,588
Astec Industries, Inc.	340	17,925
Astronics Corp.(b)	1,288	11,644
Atkore International Group, Inc.(b)	757	20,235
Atlas Air Worldwide Holdings, Inc.(b)	1,074	60,563
Axon Enterprise, Inc.(b)	104	8,911
AZZ, Inc.	481	16,705
Barnes Group, Inc.	802	31,759
Barrett Business Services, Inc.	170	9,787
Beacon Roofing Supply, Inc.(b)	2,210	74,897
Bloom Energy Corp., Class A(b)(c)	559	8,754
BMC Stock Holdings, Inc.(b)	1,496	59,720
Brady Corp., Class A	454	21,288
BrightView Holdings, Inc.(b)	848	10,413
Brink’s Co. (The)	857	41,445
BWX Technologies, Inc.	522	29,028
CAI International, Inc.(b)	978	21,330

	Shares	Value
Industrials-(continued)
Casella Waste Systems, Inc., Class A(b)	148	$8,310
CBIZ, Inc.(b)	606	14,738
Chart Industries, Inc.(b)	508	33,386
Cimpress PLC (Ireland)(b)	487	45,145
CIRCOR International, Inc.(b)	792	23,483
Clarivate PLC (United Kingdom)(b)	413	12,159
Clean Harbors, Inc.(b)	707	43,198
Colfax Corp.(b)	1,443	48,023
Columbus McKinnon Corp.	413	15,023
Comfort Systems USA, Inc.	700	35,469
Copa Holdings S.A., Class A (Panama)	328	17,466
Copart, Inc.(b)	686	70,878
CoreLogic, Inc.	691	45,882
Cornerstone Building Brands, Inc.(b)	2,153	17,138
Costamare, Inc. (Monaco)	2,103	10,620
CoStar Group, Inc.(b)	70	59,402
Covanta Holding Corp.	3,076	29,037
CRA International, Inc.	146	6,206
Crane Co.	878	49,642
CSW Industrials, Inc.	115	8,309
Cubic Corp.	380	17,890
Curtiss-Wright Corp.	509	52,081
Deluxe Corp.	1,865	52,966
Donaldson Co., Inc.	981	49,403
Douglas Dynamics, Inc.	254	9,751
Ducommun, Inc.(b)	230	8,595
DXP Enterprises, Inc.(b)	617	11,871
Dycom Industries, Inc.(b)	744	45,763
Echo Global Logistics, Inc.(b)	1,111	30,353
Encore Wire Corp.	349	18,012
Energy Recovery, Inc.(b)	144	1,225
Enerpac Tool Group Corp.	694	14,435
EnerSys	612	44,052
Ennis, Inc.	413	7,570
EnPro Industries, Inc.	494	28,909
ESCO Technologies, Inc.	165	14,837
Evoqua Water Technologies Corp.(b)	581	11,887
Exponent, Inc.	172	13,838
Federal Signal Corp.	507	16,285
Flowserve Corp.	2,060	61,141
Forrester Research, Inc.(b)	97	3,440
Forward Air Corp.	446	26,310
Foundation Building Materials, Inc.(b)	739	11,994
Franklin Electric Co., Inc.	344	20,420
FTI Consulting, Inc.(b)(c)	277	31,789
GATX Corp.	825	55,176
Genco Shipping & Trading Ltd.	2,123	15,095
Generac Holdings, Inc.(b)	228	43,315
Gibraltar Industries, Inc.(b)	329	20,544
GMS, Inc.(b)	1,402	37,139
Gorman-Rupp Co. (The)	199	6,358
Graco, Inc.	801	46,474
GrafTech International Ltd.	2,179	14,512
Granite Construction, Inc.	1,985	36,901
Great Lakes Dredge & Dock Corp.(b)	1,399	13,109
Greenbrier Cos., Inc. (The)	1,397	37,984
Griffon Corp.	1,036	22,512
H&E Equipment Services, Inc.	1,251	25,345
Harsco Corp.(b)	1,744	24,678
Hawaiian Holdings, Inc.	886	11,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
Healthcare Services Group, Inc.	767	$15,954
Heartland Express, Inc.	473	9,784
HEICO Corp.	349	38,362
Heidrick & Struggles International, Inc.	444	9,604
Helios Technologies, Inc.	292	12,004
Herc Holdings, Inc.(b)	1,464	59,951
Heritage-Crystal Clean, Inc.(b)	273	4,008
Herman Miller, Inc.	1,379	32,862
Hexcel Corp.	1,686	66,412
Hillenbrand, Inc.	1,073	34,025
HNI Corp.	1,239	39,462
Hub Group, Inc., Class A(b)	797	42,910
Huron Consulting Group, Inc.(b)	308	13,361
Hyster-Yale Materials Handling, Inc.	298	12,021
ICF International, Inc.	260	17,761
Ingersoll Rand, Inc.(b)	1,258	44,105
Insperity, Inc.	800	53,896
Insteel Industries, Inc.	290	5,348
Interface, Inc.	1,836	13,880
ITT, Inc.	886	55,650
JELD-WEN Holding, Inc.(b)	2,017	42,458
JetBlue Airways Corp.(b)	4,041	46,552
John Bean Technologies Corp.	267	27,370
Kadant, Inc.	100	11,644
Kaman Corp.	351	16,234
Kelly Services, Inc., Class A	2,988	56,742
Kennametal, Inc.	1,372	39,815
Kforce, Inc.	468	16,071
Kimball International, Inc., Class B	729	8,172
Kirby Corp.(b)	1,013	42,992
Knoll, Inc.	1,494	19,228
Korn Ferry	1,129	34,434
Kratos Defense & Security Solutions, Inc.(b)	497	9,716
Landstar System, Inc.	449	59,757
Lawson Products, Inc.(b)	93	3,339
LB Foster Co., Class A(b)	399	5,965
Lennox International, Inc.	281	78,773
Lincoln Electric Holdings, Inc.	704	68,084
Lindsay Corp.	61	6,096
Luxfer Holdings PLC (United Kingdom)	291	4,138
Lydall, Inc.(b)	872	16,376
Manitowoc Co., Inc. (The)(b)	670	6,311
Marten Transport Ltd.	661	12,004
Masonite International Corp.(b)	456	41,628
Matson, Inc.	1,035	41,472
Matthews International Corp., Class A	932	20,411
Maxar Technologies, Inc.	1,986	45,976
McGrath RentCorp.	279	18,514
Mercury Systems, Inc.(b)	175	13,254
Meritor, Inc.(b)	2,126	48,388
Middleby Corp. (The)(b)	629	61,579
Moog, Inc., Class A	894	53,899
MRC Global, Inc.(b)	7,302	41,548
MSA Safety, Inc.	170	21,411
MSC Industrial Direct Co., Inc., Class A	816	53,774
Mueller Industries, Inc.	1,007	29,908
Mueller Water Products, Inc., Class A	1,661	17,939
MYR Group, Inc.(b)	520	20,181
National Presto Industries, Inc.	60	5,396
Navistar International Corp.(b)	1,317	42,118

	Shares	Value
Industrials-(continued)
NN, Inc.	2,902	$13,204
Nordson Corp.	249	46,436
NOW, Inc.(b)	4,604	33,471
NV5 Global, Inc.(b)	106	5,488
nVent Electric PLC	2,863	54,741
Omega Flex, Inc.	19	2,503
Park Aerospace Corp.	445	4,935
Park-Ohio Holdings Corp.	664	10,504
Patrick Industries, Inc.	473	26,587
PGT Innovations, Inc.(b)	788	14,286
Pitney Bowes, Inc.	14,994	82,317
Powell Industries, Inc.	207	5,587
Primoris Services Corp.	1,659	31,621
Proto Labs, Inc.(b)	102	14,994
Quanex Building Products Corp.	1,081	18,172
Raven Industries, Inc.	361	8,971
RBC Bearings, Inc.(b)	131	17,297
Regal Beloit Corp.	790	78,099
Resideo Technologies, Inc.(b)	5,769	77,074
Resources Connection, Inc.	809	9,943
REV Group, Inc.	1,542	11,951
Rexnord Corp.	1,103	31,943
Rollins, Inc.	350	19,299
Rush Enterprises, Inc., Class A	1,344	64,942
Saia, Inc.(b)	223	29,927
Schneider National, Inc., Class B	2,530	68,462
Shyft Group, Inc. (The)	330	6,590
Simpson Manufacturing Co., Inc.	353	34,714
SiteOne Landscape Supply, Inc.(b)	177	22,134
SkyWest, Inc.	615	20,695
SP Plus Corp.(b)	816	16,736
Spirit Airlines, Inc.(b)(c)	1,489	26,623
SPX Corp.(b)	418	17,485
SPX FLOW, Inc.(b)	648	28,175
Standex International Corp.	227	13,130
Steelcase, Inc., Class A	3,267	34,140
Stericycle, Inc.(b)	850	54,493
Sunrun, Inc.(b)(c)	469	26,524
Systemax, Inc.	360	7,988
Team, Inc.(b)	2,364	15,059
Teledyne Technologies, Inc.(b)	145	45,473
Tennant Co.	200	13,294
Terex Corp.	2,603	50,941
Tetra Tech, Inc.	486	44,863
Thermon Group Holdings, Inc.(b)	426	5,606
Timken Co. (The)	1,379	74,728
Titan Machinery, Inc.(b)	914	12,339
Toro Co. (The)	565	42,533
TPI Composites, Inc.(b)	396	12,161
TransUnion	701	60,791
Trex Co., Inc.(b)	114	17,042
TriMas Corp.(b)	646	16,331
TriNet Group, Inc.(b)	480	32,563
Triton International Ltd. (Bermuda)	1,847	66,603
Triumph Group, Inc.	2,219	16,043
TrueBlue, Inc.(b)	1,465	24,788
Tutor Perini Corp.(b)	4,012	50,351
UFP Industries, Inc.	977	57,985
UniFirst Corp.	194	37,368
Universal Logistics Holdings, Inc.	328	7,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
Upwork, Inc.(b)	170	$2,589
US Ecology, Inc.	315	11,696
Valmont Industries, Inc.	337	42,816
Veritiv Corp.(b)	3,989	69,329
Viad Corp.	884	18,944
Vicor Corp.(b)	46	4,003
Wabash National Corp.	2,717	33,175
Watsco, Inc.	330	80,847
Watts Water Technologies, Inc., Class A	287	27,480
Werner Enterprises, Inc.	838	38,556
WillScot Mobile Mini Holdings Corp.(b)	592	10,597
Woodward, Inc.	803	68,809

		6,839,423

Information Technology-14.72%
2U, Inc.(b)	187	7,740
3D Systems Corp.(b)(c)	1,061	5,825
8x8, Inc.(b)	136	2,296
A10 Networks, Inc.(b)	192	1,642
Acacia Communications, Inc.(b)	134	9,042
ACI Worldwide, Inc.(b)	788	23,151
ACM Research, Inc., Class A(b)	15	1,332
ADTRAN, Inc.	641	7,109
Advanced Energy Industries, Inc.(b)	207	15,343
Advanced Micro Devices, Inc.(b)	868	78,832
Agilysys, Inc.(b)	91	2,309
Alarm.com Holdings, Inc.(b)	95	5,688
Altair Engineering, Inc., Class A(b)	156	6,555
Alteryx, Inc., Class A(b)(c)	42	5,075
Ambarella, Inc.(b)	117	6,166
Amkor Technology, Inc.(b)	5,133	62,597
Anaplan, Inc.(b)	75	4,594
ANSYS, Inc.(b)	208	70,514
AppFolio, Inc., Class A(b)	30	5,041
Appian Corp.(b)	31	1,898
Applied Optoelectronics, Inc.(b)(c)	368	4,280
Arista Networks, Inc.(b)	238	53,181
Arlo Technologies, Inc.(b)	1,145	6,561
Aspen Technology, Inc.(b)	287	36,458
AudioCodes Ltd. (Israel)	75	2,353
Avalara, Inc.(b)	37	4,899
Avaya, Inc.(b)	2,679	41,578
Avid Technology, Inc.(b)	237	1,920
Axcelis Technologies, Inc.(b)	245	5,789
Badger Meter, Inc.	138	8,513
Belden, Inc.	1,235	41,595
Benchmark Electronics, Inc.	1,655	32,455
Benefitfocus, Inc.(b)	88	910
Black Knight, Inc.(b)	407	34,229
Blackbaud, Inc.	279	17,814
Blackline, Inc.(b)	65	5,679
Bottomline Technologies (DE), Inc.(b)	233	11,098
Box,Inc.,Class A(b)	411	8,068
Brightcove, Inc.(b)	172	1,913
Brooks Automation, Inc.	356	18,380
Cabot Microelectronics Corp.	174	26,498
CalAmp Corp.(b)	841	6,871
Calix, Inc.(b)	249	4,843
Cardtronics PLC, Class A(b)	989	21,471
Casa Systems, Inc.(b)	489	2,225

	Shares	Value
Information Technology-(continued)
CDK Global, Inc.	1,161	$54,126
CEVA, Inc.(b)	99	4,183
ChannelAdvisor Corp.(b)	124	2,086
Ciena Corp.(b)	1,042	59,154
Cirrus Logic, Inc.(b)	439	26,599
Cloudera, Inc.(b)	1,630	21,532
Cognex Corp.	460	31,827
Coherent, Inc.(b)	199	22,419
Cohu, Inc.	489	8,411
CommVault Systems, Inc.(b)	386	16,687
Comtech Telecommunications Corp.	612	10,159
Conduent, Inc.(b)	22,815	77,115
Cornerstone OnDemand, Inc.(b)	232	8,183
Coupa Software, Inc.(b)	29	9,504
Cree, Inc.(b)	563	35,525
CSG Systems International, Inc.	330	14,048
CTS Corp.	404	8,444
Daktronics, Inc.	1,228	5,428
Diebold Nixdorf, Inc.(b)	4,687	39,090
Digi International, Inc.(b)	386	5,257
Diodes, Inc.(b)	363	17,736
DocuSign, Inc.(b)	177	39,471
Dolby Laboratories, Inc., Class A	986	68,872
Dropbox, Inc., Class A(b)	1,341	28,389
DSP Group, Inc.(b)	120	1,721
Ebix, Inc.(c)	475	10,958
Elastic N.V.(b)	28	3,040
Endurance International Group Holdings, Inc.(b)	2,746	17,876
Enphase Energy, Inc.(b)	97	7,491
Entegris, Inc.	662	44,281
Envestnet, Inc.(b)	207	17,179
EPAM Systems, Inc.(b)	135	44,158
ePlus, Inc.(b)	149	11,431
Euronet Worldwide, Inc.(b)	498	51,483
Everbridge, Inc.(b)	17	2,526
EVERTEC, Inc.	383	13,413
Evo Payments, Inc., Class A(b)	555	15,945
ExlService Holdings, Inc.(b)	275	17,515
Extreme Networks, Inc.(b)	2,950	12,891
Fabrinet (Thailand)(b)	338	23,586
Fair Isaac Corp.(b)	92	38,713
FARO Technologies, Inc.(b)	104	5,876
FireEye, Inc.(b)	886	13,006
First Solar, Inc.(b)	710	54,379
Fitbit, Inc., Class A(b)	1,549	9,852
Five9, Inc.(b)	40	5,098
FLIR Systems, Inc.	1,090	40,221
FormFactor, Inc.(b)	448	11,706
Fortinet, Inc.(b)	377	49,766
Gartner, Inc.(b)	482	62,573
Genpact Ltd.	1,288	54,328
GreenSky, Inc., Class A(b)	4,873	21,198
GTT Communications, Inc.(b)(c)	1,097	5,463
Guidewire Software, Inc.(b)	192	21,564
Hackett Group, Inc. (The)	269	3,392
Harmonic, Inc.(b)	747	4,407
HubSpot, Inc.(b)	51	15,284
Ichor Holdings Ltd.(b)	386	9,712
II-VI, Inc.(b)(c)	544	24,208
Impinj, Inc.(b)(c)	61	1,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
Infinera Corp.(b)	851	$6,204
Inphi Corp.(b)	81	9,232
Inseego Corp.(b)(c)	39	448
Insight Enterprises, Inc.(b)	1,055	63,094
InterDigital, Inc.	420	25,683
IPG Photonics Corp.(b)	217	35,095
Itron, Inc.(b)	399	23,768
j2 Global, Inc.(b)	417	29,186
Jack Henry & Associates, Inc.	219	36,227
KBR, Inc.	2,611	65,249
Knowles Corp.(b)	1,256	18,915
Kulicke & Soffa Industries, Inc. (Singapore)	807	19,352
Lattice Semiconductor Corp.(b)	342	9,781
Limelight Networks, Inc.(b)	459	2,603
Littelfuse, Inc.	218	39,423
LivePerson, Inc.(b)	39	2,327
LiveRamp Holdings, Inc.(b)	532	29,707
Lumentum Holdings, Inc.(b)	486	41,796
MACOM Technology Solutions Holdings, Inc.(b)	182	6,485
MagnaChip Semiconductor Corp. (South Korea)(b)(c)	451	5,412
Manhattan Associates, Inc.(b)	192	18,672
ManTech International Corp., Class A	414	30,988
MAXIMUS, Inc.	601	46,608
MaxLinear, Inc.(b)	441	10,738
Methode Electronics, Inc.	484	13,702
MicroStrategy, Inc., Class A(b)	118	17,044
Mimecast Ltd.(b)	136	6,697
MKS Instruments, Inc.	390	46,617
MobileIron, Inc.(b)	439	2,867
Model N, Inc.(b)	32	1,258
MongoDB, Inc.(b)	12	2,806
Monolithic Power Systems, Inc.	84	22,439
MTS Systems Corp.	748	18,251
National Instruments Corp.	882	31,655
Net 1 UEPS Technologies, Inc. (South Africa)(b)(c)	773	2,505
NETGEAR, Inc.(b)	410	13,673
NetScout Systems, Inc.(b)	1,212	28,046
New Relic, Inc.(b)	106	6,512
NIC, Inc.	293	6,264
nLight, Inc.(b)	100	2,336
Novanta, Inc.(b)	92	9,860
Nuance Communications, Inc.(b)	2,235	66,961
Nutanix, Inc., Class A(b)	285	8,182
Okta, Inc.(b)	34	7,323
OneSpan, Inc.(b)	136	2,931
Onto Innovation, Inc.(b)	219	6,842
Opera Ltd., ADR (Norway)(b)(c)	1,359	12,285
OSI Systems, Inc.(b)	212	16,695
Paycom Software, Inc.(b)	57	17,069
Paylocity Holding Corp.(b)	61	8,982
PC Connection, Inc.	487	21,569
PDF Solutions, Inc.(b)	161	3,333
Pegasystems, Inc.	73	9,378
Perficient, Inc.(b)	299	12,830
Photronics, Inc.(b)	1,081	10,842
Plantronics, Inc.	1,212	14,980
Plexus Corp.(b)	558	42,447
Pluralsight, Inc., Class A(b)	138	2,641
Power Integrations, Inc.	250	13,992

	Shares	Value
Information Technology-(continued)
Progress Software Corp.	326	$12,352
Proofpoint, Inc.(b)	153	16,779
PROS Holdings, Inc.(b)	84	3,276
PTC, Inc.(b)	707	64,627
Pure Storage, Inc., Class A(b)	1,217	18,571
Q2 Holdings, Inc.(b)	38	3,697
QAD, Inc., Class A	85	3,866
Qualys, Inc.(b)	114	12,100
Rambus, Inc.(b)	853	11,456
Rapid7, Inc.(b)	43	2,776
RealPage, Inc.(b)	312	19,537
Ribbon Communications, Inc.(b)	2,069	8,855
RingCentral, Inc., Class A(b)	33	9,595
Rogers Corp.(b)	151	17,110
Rosetta Stone, Inc.(b)	64	1,944
Sabre Corp.	9,801	68,509
SailPoint Technologies Holding, Inc.(b)	257	10,082
ScanSource, Inc.(b)	1,213	29,949
Semtech Corp.(b)	398	23,343
Silicon Laboratories, Inc.(b)	216	22,121
SMART Global Holdings, Inc.(b)	260	6,552
Smartsheet, Inc., Class A(b)	57	3,108
SolarEdge Technologies, Inc.(b)	144	31,846
Splunk, Inc.(b)	176	38,602
SPS Commerce, Inc.(b)	117	9,346
Square, Inc., Class A(b)	670	106,905
Stratasys Ltd.(b)	678	10,075
Super Micro Computer, Inc.(b)	1,057	28,951
SVMK, Inc.(b)	224	5,575
Switch, Inc., Class A	498	8,566
Sykes Enterprises, Inc.(b)	682	22,578
Synaptics, Inc.(b)	359	30,633
Telenav, Inc.(b)	493	2,263
Tenable Holdings, Inc.(b)	37	1,393
Teradata Corp.(b)	1,659	40,397
Trade Desk, Inc. (The), Class A(b)	32	15,402
TTEC Holdings, Inc.	183	10,374
TTM Technologies, Inc.(b)	2,917	33,429
Tucows, Inc., Class A(b)	44	2,782
Twilio,Inc.,Class A(b)	132	35,608
Tyler Technologies, Inc.(b)	81	27,970
Ultra Clean Holdings, Inc.(b)	590	14,467
Unisys Corp.(b)	506	5,900
Universal Display Corp.	91	15,970
Upland Software, Inc.(b)	80	3,138
Varonis Systems, Inc.(b)	29	3,582
Veeco Instruments, Inc.(b)	461	5,481
Verint Systems, Inc.(b)	564	26,824
Verra Mobility Corp.(b)	555	5,864
ViaSat, Inc.(b)	991	39,402
Viavi Solutions, Inc.(b)	1,520	20,269
Virtusa Corp.(b)	401	15,856
Vishay Intertechnology, Inc.	2,483	39,703
WEX, Inc.(b)	331	52,864
Workiva, Inc.(b)	48	2,832
Xperi Holding Corp.	926	11,603
Yext, Inc.(b)	127	2,522
Zendesk, Inc.(b)	124	11,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
Zscaler, Inc.(b)	39	$5,590
Zuora, Inc.(b)	182	2,473

		4,292,304

Materials-6.85%
AdvanSix, Inc.(b)	1,526	19,426
Allegheny Technologies, Inc.(b)	6,078	50,630
American Vanguard Corp.	338	4,783
AptarGroup, Inc.	448	53,039
Avient Corp.	1,517	38,714
Balchem Corp.	153	14,948
Boise Cascade Co.	1,177	53,907
Cabot Corp.	1,653	61,178
Carpenter Technology Corp.	1,582	33,269
Century Aluminum Co.(b)	1,729	17,065
Chase Corp.	51	4,976
Clearwater Paper Corp.(b)	465	15,652
Cleveland-Cliffs, Inc.(c)	10,811	71,136
Coeur Mining, Inc.(b)	1,991	16,844
Commercial Metals Co.	2,905	60,627
Compass Minerals International, Inc.	473	26,928
Eagle Materials, Inc.	864	70,649
Element Solutions, Inc.(b)	3,787	40,710
Ferro Corp.(b)	1,104	13,767
Ferroglobe PLC(b)	11,789	5,778
Forterra, Inc.(b)	397	5,260
FutureFuel Corp.	302	3,654
GCP Applied Technologies, Inc.(b)	520	13,551
Gold Resource Corp.	482	1,918
Greif, Inc., Class A	1,563	57,597
H.B. Fuller Co.	981	47,255
Hawkins, Inc.	189	9,492
Haynes International, Inc.	269	5,041
Hecla Mining Co.	5,893	35,476
Ingevity Corp.(b)	419	23,535
Innospec, Inc.	283	21,137
Intrepid Potash, Inc.(b)	438	4,091
Kaiser Aluminum Corp.	390	25,069
Koppers Holdings, Inc.(b)	972	23,386
Kraton Corp.(b)	1,905	26,746
Livent Corp.(b)	1,347	11,423
Materion Corp.	256	13,975
Mercer International, Inc. (Germany)	1,548	12,972
Mesabi Trust	263	5,226
Minerals Technologies, Inc.	645	32,734
Myers Industries, Inc.	522	7,987
Neenah, Inc.	269	11,911
NewMarket Corp.	63	23,467
Orion Engineered Carbons S.A. (Germany)	2,284	27,751
PH Glatfelter Co.	1,149	17,224
PQ Group Holdings, Inc.(b)	730	8,505
Quaker Chemical Corp.	61	11,590
Rayonier Advanced Materials, Inc.(b)	10,037	31,717
Resolute Forest Products, Inc.(b)	20,965	99,164
Royal Gold, Inc.	223	30,399
Schnitzer Steel Industries, Inc., Class A	1,489	29,393
Schweitzer-Mauduit International, Inc., Class A	586	17,773
Scotts Miracle-Gro Co. (The)	172	28,987
Sealed Air Corp.	1,713	67,321
Sensient Technologies Corp.	468	25,843

	Shares	Value
Materials-(continued)
Silgan Holdings, Inc.	981	$37,337
Stepan Co.	239	27,554
Summit Materials, Inc., Class A(b)	2,376	35,379
SunCoke Energy, Inc.	6,451	23,095
TimkenSteel Corp.(b)	3,666	13,821
Tredegar Corp.	699	11,834
Trinseo S.A.	2,580	64,268
Tronox Holdings PLC, Class A	4,095	36,691
US Concrete, Inc.(b)	638	17,028
Valvoline, Inc.	1,621	33,068
Venator Materials PLC(b)	6,656	14,310
Verso Corp., Class A	1,447	18,970
W.R. Grace & Co.	575	23,408
Warrior Met Coal, Inc.	3,267	50,541
Westlake Chemical Corp.	876	51,964
Worthington Industries, Inc.	1,093	45,392

		1,997,256

Real Estate-6.01%
Alexander & Baldwin, Inc.	1,241	15,028
Alexander’s, Inc.	20	5,101
Altisource Portfolio Solutions S.A.(b)	477	5,376
American Assets Trust, Inc.	447	11,421
Americold Realty Trust	757	29,031
Apple Hospitality REIT, Inc.	4,669	47,484
Armada Hoffler Properties, Inc.	1,211	12,231
Brandywine Realty Trust	2,957	32,911
Camden Property Trust	497	45,197
Chatham Lodging Trust	1,714	11,861
CoreCivic, Inc.	3,358	31,263
CorePoint Lodging, Inc.	2,835	16,103
CoreSite Realty Corp.	195	23,878
Corporate Office Properties Trust	915	22,546
CubeSmart	1,063	33,612
Cushman & Wakefield PLC(b)	4,940	57,353
CyrusOne, Inc.	527	44,020
DiamondRock Hospitality Co.	4,618	24,475
Diversified Healthcare Trust	15,962	60,656
Easterly Government Properties, Inc.	441	10,668
EastGroup Properties, Inc.	156	20,773
Empire State Realty Trust, Inc., Class A	3,209	20,217
Equity LifeStyle Properties, Inc.	560	37,122
eXp World Holdings, Inc.(b)	285	12,677
Extra Space Storage, Inc.	588	62,651
Federal Realty Investment Trust	632	50,080
Forestar Group, Inc.(b)	140	2,488
Franklin Street Properties Corp.	1,712	7,584
GEO Group, Inc. (The)	3,693	41,214
Healthcare Realty Trust, Inc.	743	21,436
Hersha Hospitality Trust	2,703	17,380
Highwoods Properties, Inc.	1,037	38,639
Howard Hughes Corp. (The)(b)	638	37,712
Investors Real Estate Trust	127	9,030
Lamar Advertising Co., Class A	911	63,068
Life Storage, Inc.	268	28,255
Marcus & Millichap, Inc.(b)	189	5,332
New Senior Investment Group, Inc.	4,086	17,897
Newmark Group, Inc., Class A	7,834	34,705
NexPoint Residential Trust, Inc.	267	11,054
Office Properties Income Trust	1,073	25,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

	Shares	Value
Real Estate-(continued)
Outfront Media, Inc.	2,825	$47,827
Pebblebrook Hotel Trust	3,076	38,819
Piedmont Office Realty Trust, Inc., Class A	1,813	27,757
PotlatchDeltic Corp.	619	28,499
PS Business Parks, Inc.	195	24,609
QTS Realty Trust, Inc., Class A	292	19,803
Rayonier, Inc.	1,019	29,836
RE/MAX Holdings, Inc., Class A	218	7,660
Redfin Corp.(b)	118	5,613
RLJ Lodging Trust	5,087	48,021
RMR Group, Inc. (The), Class A	359	10,131
Ryman Hospitality Properties, Inc.	1,236	47,166
Saul Centers, Inc.	239	6,697
St. Joe Co. (The)(b)	230	5,338
Summit Hotel Properties, Inc.	3,312	19,508
Sun Communities, Inc.	227	33,841
Sunstone Hotel Investors, Inc.	4,336	36,119
Tanger Factory Outlet Centers, Inc.(c)	3,527	20,069
Taubman Centers, Inc.	692	26,504
UDR, Inc.	1,251	43,547
Uniti Group, Inc.	4,295	42,177
Universal Health Realty Income Trust	40	2,669
Urban Edge Properties	2,094	22,113
Washington Prime Group, Inc.(c)	34,737	23,621
Xenia Hotels & Resorts, Inc.	3,273	29,392

		1,752,445

Utilities-2.63%
ALLETE, Inc.	752	40,578
American States Water Co.	157	11,945
Atlantic Power Corp.(b)	2,920	6,044
Avangrid, Inc.	1,008	48,424
Avista Corp.	979	36,086
Black Hills Corp.	804	45,088
California Water Service Group	361	16,368
Chesapeake Utilities Corp.	123	10,061
Hawaiian Electric Industries, Inc.	1,445	50,011
IDACORP, Inc.	500	44,950
MGE Energy, Inc.	254	16,507
Middlesex Water Co.	75	4,810
National Fuel Gas Co.	1,264	57,689
New Jersey Resources Corp.	1,154	34,782

	Shares	Value
Utilities-(continued)
Northwest Natural Holding Co.	289	$14,771
NorthWestern Corp.	600	30,984
ONE Gas, Inc.	500	37,060
Ormat Technologies, Inc.	294	17,896
Otter Tail Corp.	447	17,366
PNM Resources, Inc.	1,018	44,466
Portland General Electric Co.	1,295	49,404
SJW Group	235	14,695
South Jersey Industries, Inc.	1,061	23,501
Southwest Gas Holdings, Inc.	757	47,593
Spire, Inc.	656	38,186
Unitil Corp.	172	7,258

		766,523

Total Common Stocks & Other Equity Interests (Cost $29,128,656)		29,136,810

Money Market Funds-0.22%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $63,744)	63,744	63,744

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $29,192,400)		29,200,554

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.32%
Invesco Private Government Fund, 0.03%(d)(e)(f)	943,582	943,582
Invesco Private Prime Fund, 0.14%(d)(e)(f)	317,440	317,504

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,261,086)		1,261,086

TOTAL INVESTMENTS IN SECURITIES-104.44% (Cost $30,453,486)		30,461,640
OTHER ASSETS LESS LIABILITIES-(4.44)%		(1,294,687)

NET ASSETS-100.00%		$29,166,953

Investment Abbreviations:

ADR -American Depositary Receipt

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$32,644	$1,001,853	$(970,753)	$-	$-	$63,744	$175

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	1,157,644	3,719,921	(4,877,565)	-	-	-	8,470	*

Invesco Liquid Assets Portfolio, Institutional Class	371,153	1,021,396	(1,392,481)	(7)	(61)	-	3,154	*

Invesco Private Government Fund	-	4,723,159	(3,779,577)	-	-	943,582	136	*

Invesco Private Prime Fund	-	809,424	(491,949)	-	29	317,504	94	*

Total	$1,561,441	$11,275,753	$(11,512,325)	$(7)	$(32)	$1,324,830	$12,029

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Statements of Assets and Liabilities

August 31, 2020

	Invesco Defensive Equity ETF (DEF)	Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	Invesco RAFITM Strategic Emerging Markets ETF (ISEM)	Invesco RAFITM Strategic US ETF (IUS)	Invesco RAFITM Strategic US Small Company ETF (IUSS)
Assets:
Unaffiliated investments in securities, at value(a)	$307,442,860	$249,352,226	$20,312,707	$142,886,402	$29,136,810
Affiliated investments in securities, at value	2,322,445	4,928,641	119,780	1,464,952	1,324,830
Cash	277	-	-	84	-
Foreign currencies, at value	-	-	30,386	-	-
Receivable for:
Dividends	444,471	608,723	23,524	334,337	23,475
Securities lending	323	4,646	72	3,166	1,292
Investments sold	-	963	-	-	-
Foreign tax reclaims	3,497	100,939	269	-	-

Total assets	310,213,873	254,996,138	20,486,738	144,688,941	30,486,407

Liabilities:
Due to custodian	-	-	207	-	-
Due to foreign custodian	-	189,603	-	-	-
Payable for:
Investments purchased	-	63	-	-	14,546
Investments purchased - affiliated broker	-	-	-	-	38,173
Collateral upon return of securities loaned	2,205,738	4,726,510	104,669	1,452,996	1,261,086
Accrued unitary management fees	-	47,527	6,049	22,767	5,649
Accrued advisory fees	127,753	-	-	-	-
Accrued trustees’ and officer’s fees	17,181	-	-	-	-
Accrued expenses	128,253	-	-	-	-
Other payables	-	-	55	-	-

Total liabilities	2,478,925	4,963,703	110,980	1,475,763	1,319,454

Net Assets	$307,734,948	$250,032,435	$20,375,758	$143,213,178	$29,166,953

Net assets consist of:
Shares of beneficial interest	$317,132,291	$266,313,607	$22,644,840	$136,324,051	$30,748,462
Distributable earnings (loss)	(9,397,343)	(16,281,172)	(2,269,082)	6,889,127	(1,581,509)

Net Assets	$307,734,948	$250,032,435	$20,375,758	$143,213,178	$29,166,953

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,400,000	10,700,001	850,001	5,100,001	1,250,001
Net asset value	$56.99	$23.37	$23.97	$28.08	$23.33

Market price	$57.08	$23.34	$24.09	$28.14	$23.38

Unaffiliated investments in securities, at cost	$268,126,335	$262,588,840	$22,739,526	$134,677,870	$29,128,656

Affiliated investments in securities, at cost	$2,322,422	$4,928,641	$119,780	$1,464,952	$1,324,830

Foreign currencies (due to foreign custodian), at cost	$-	$(183,342)	$29,119	$-	$-

(a) Includes securities on loan with an aggregate value of:	$2,149,985	$4,334,914	$98,165	$1,374,061	$1,209,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Statements of Operations

For the year ended August 31, 2020

	Invesco Defensive Equity ETF (DEF)	Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	Invesco RAFITM Strategic Emerging Markets ETF (ISEM)	Invesco RAFITM Strategic US ETF (IUS)	Invesco RAFITM Strategic US Small Company ETF (IUSS)
Investment income:
Unaffiliated dividend income	$5,304,302	$7,017,528	$832,234	$2,860,051	$316,706
Affiliated dividend income	2,217	3,289	4	1,054	175
Securities lending income	11,324	88,357	1,901	34,659	19,025
Foreign withholding tax	(72)	(661,379)	(81,416)	(40)	(259)

Total investment income	5,317,771	6,447,795	752,723	2,895,724	335,647

Expenses:
Unitary management fees	-	531,618	82,686	241,119	59,267
Advisory fees	1,360,018	-	-	-	-
Accounting & administration fees	33,795	-	-	-	-
Custodian & transfer agent fees	(20,722)	-	-	-	-
Trustees’ and officer’s fees	10,053	-	-	-	-
Other expenses	61,896	-	-	-	-

Total expenses	1,445,040	531,618	82,686	241,119	59,267

Less: Waivers	(405)	(660)	(11)	(176)	(28)

Net expenses	1,444,635	530,958	82,675	240,943	59,239

Net investment income	3,873,136	5,916,837	670,048	2,654,781	276,408

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(22,346,875)	(3,316,046)	(55,139)	(1,818,848)	(1,488,781)
Affiliated investment securities	(43)	490	(14)	(149)	(32)
In-kind redemptions	21,345,217	1,607,283	(467,871)	6,350,348	1,594,459
Foreign currencies	-	(52,617)	(70,384)	-	-
Net increase from payment by affiliate (see Note 3)	-	-	58,301	-	-

Net realized gain (loss)	(1,001,701)	(1,760,890)	(535,107)	4,531,351	105,646

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	15,395,366	(2,441,579)	(231,354)	11,519,964	1,360,902
Affiliated investment securities	23	-	-	-	(7)
Foreign currencies	-	14,115	25,402	-	-

Change in net unrealized appreciation (depreciation)	15,395,389	(2,427,464)	(205,952)	11,519,964	1,360,895

Net realized and unrealized gain (loss)	14,393,688	(4,188,354)	(741,059)	16,051,315	1,466,541

Net increase (decrease) in net assets resulting from operations	$18,266,824	$1,728,483	$(71,011)	$18,706,096	$1,742,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

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57

Statements of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	Invesco Defensive Equity ETF (DEF)		Invesco RAFITM Strategic Developed ex-US ETF (ISDX)
	2020	2019	2020	2019(a)
Operations:
Net investment income	$3,873,136	$2,863,554	$5,916,837	$1,892,193
Net realized gain (loss)	(1,001,701)	9,361,941	(1,760,890)	483,937
Change in net unrealized appreciation (depreciation)	15,395,389	8,136,260	(2,427,464)	(10,797,726)

Net increase (decrease) in net assets resulting from operations	18,266,824	20,361,755	1,728,483	(8,421,596)

Distributions to Shareholders from:
Distributable earnings	(3,269,976)	(2,420,678)	(6,252,168)	(931,891)

Shareholder Transactions:
Proceeds from shares sold.	266,472,439	106,139,116	36,888,443	263,078,604
Value of shares repurchased	(218,786,765)	(69,498,464)	(17,278,105)	(18,779,335)

Net increase (decrease) in net assets resulting from share transactions	47,685,674	36,640,652	19,610,338	244,299,269

Net increase (decrease) in net assets	62,682,522	54,581,729	15,086,653	234,945,782

Net assets:
Beginning of year	245,052,426	190,470,697	234,945,782	-

End of year	$307,734,948	$245,052,426	$250,032,435	$234,945,782

Changes in Shares Outstanding:
Shares sold	4,950,000	2,100,000	1,750,000	10,550,001
Shares repurchased	(4,150,000)	(1,350,000)	(850,000)	(750,000)
Shares outstanding, beginning of year	4,600,000	3,850,000	9,800,001	-

Shares outstanding, end of year	5,400,000	4,600,000	10,700,001	9,800,001

(a)	For the period September 10, 2018 (commencement of investment operations) through August 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)		Invesco RAFITM Strategic US ETF (IUS)		Invesco RAFITM Strategic US Small Company ETF (IUSS)
2020	2019(a)	2020	2019(a)	2020	2019(a)

$670,048	$310,365	$2,654,781	$462,355	$276,408	$58,011
(535,107)	114,983	4,531,351	42,736	105,646	(49,025)
(205,952)	(2,220,137)	11,519,964	(3,311,432)	1,360,895	(1,352,741)

(71,011)	(1,794,789)	18,706,096	(2,806,341)	1,742,949	(1,343,755)

(569,630)	(96,385)	(2,563,760)	(45,627)	(296,297)	(20,217)

-	28,477,720	31,758,289	121,308,962	8,272,407	27,249,068
(4,269,423)	(1,300,724)	(21,875,480)	(1,268,961)	(5,276,381)	(1,160,821)

(4,269,423)	27,176,996	9,882,809	120,040,001	2,996,026	26,088,247

(4,910,064)	25,285,822	26,025,145	117,188,033	4,442,678	24,724,275

25,285,822	-	117,188,033	-	24,724,275	-

$20,375,758	$25,285,822	$143,213,178	$117,188,033	$29,166,953	$24,724,275

-	1,100,001	1,250,000	4,750,001	400,000	1,150,001
(200,000)	(50,000)	(850,000)	(50,000)	(250,000)	(50,000)
1,050,001	-	4,700,001	-	1,100,001	-

850,001	1,050,001	5,100,001	4,700,001	1,250,001	1,100,001

59

Financial Highlights

Invesco Defensive Equity ETF (DEF)

	Years Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$53.27	$49.47	$43.25	$39.08	$35.61

Net investment income(a)	0.75	0.68	0.58	0.67	1.14
Net realized and unrealized gain on investments	3.62	3.73	6.40	4.35	3.48

Total from investment operations	4.37	4.41	6.98	5.02	4.62

Distributions to shareholders from:
Net investment income	(0.65)	(0.61)	(0.76)	(0.85)	(1.15)

Net asset value at end of year	$56.99	$53.27	$49.47	$43.25	$39.08

Market price at end of year	$57.08 (b)	$53.30 (b)	$49.53 (b)	$43.25	$39.00

Net Asset Value Total Return(c)	8.22%	9.27%	16.25%	13.08%	13.37%
Market Price Total Return(c)	8.34%	9.20%	16.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$307,735	$245,052	$190,471	$175,171	$168,040
Ratio to average net assets of:
Expenses, after Waivers	0.53%	0.55%	0.59%	0.61%	0.65%
Expenses, prior to Waivers	0.53%	0.55%	0.59%	0.63%	0.74%
Net investment income	1.42%	1.37%	1.25%	1.67%	3.12%
Portfolio turnover rate(d)	136%	145%	136%	194%	92%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights—(continued)

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

	Year Ended August 31, 2020	For the Period September 10, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$23.97	$25.00

Net investment income(b)	0.59	0.70
Net realized and unrealized gain (loss) on investments	(0.56)	(1.24)

Total from investment operations	0.03	(0.54)

Distributions to shareholders from:
Net investment income	(0.63)	(0.49)

Net asset value at end of period	$23.37	$23.97

Market price at end of period(c)	$23.34	$23.94

Net Asset Value Total Return(d)	0.43%	(2.10	)%(e)
Market Price Total Return(d)	0.41%	(2.22	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$250,032	$234,946
Ratio to average net assets of:
Expenses	0.23%	0.24	%(f)
Net investment income	2.56%	2.97	%(f)
Portfolio turnover rate(g)	26%	47%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (2.10)%. The market price total return from Fund Inception to August 31, 2019 was (2.22)%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights—(continued)

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

	Year Ended August 31, 2020		For the Period September 10, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$24.08		$25.00

Net investment income(b)	0.67		1.06
Net realized and unrealized gain (loss) on investments	(0.20	)(c)	(1.60)

Total from investment operations	0.47		(0.54)

Distributions to shareholders from:
Net investment income	(0.58)		(0.38)

Net asset value at end of period	$23.97		$24.08

Market price at end of period(d)	$24.09		$24.09

Net Asset Value Total Return(e)	2.03	%(c)	(2.22	)%(f)
Market Price Total Return(e)	2.48%		(2.19	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$20,376		$25,286
Ratio to average net assets of:
Expenses	0.35%		0.39	%(g)
Net investment income	2.84%		4.35	%(g)
Portfolio turnover rate(h)	19	%(c)	22%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Amount includes the effect of the Adviser pay-in for an economic loss of $0.07 per share. Had the pay-in not been made, the net asset value total return would have been 1.73%. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (1.95)%. The market price total return from Fund Inception to August 31, 2019 was (2.19)%.

(g)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.04%.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights—(continued)

Invesco RAFITM Strategic US ETF (IUS)

	Year Ended August 31, 2020	For the Period September 10, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$24.93	$25.00

Net investment income(b)	0.54	0.58
Net realized and unrealized gain (loss) on investments	3.13	(0.26)

Total from investment operations	3.67	0.32

Distributions to shareholders from:
Net investment income	(0.52)	(0.39)

Net asset value at end of period	$28.08	$24.93

Market price at end of period(c)	$28.14	$24.94

Net Asset Value Total Return(d)	15.17%	1.45	%(e)
Market Price Total Return(d)	15.38%	1.50	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$143,213	$117,188
Ratio to average net assets of:
Expenses	0.19%	0.20	%(f)
Net investment income	2.09%	2.41	%(f)
Portfolio turnover rate(g)	15%	8%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was 0.92%. The market price total return from Fund Inception to August 31, 2019 was 0.97%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.02%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights—(continued)

Invesco RAFITM Strategic US Small Company ETF (IUSS)

	Year Ended August 31, 2020	For the Period September 10, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$22.48	$25.00

Net investment income(b)	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.87	(2.55)

Total from investment operations	1.11	(2.32)

Distributions to shareholders from:
Net investment income	(0.26)	(0.20)

Net asset value at end of period	$23.33	$22.48

Market price at end of period(c)	$23.38	$22.48

Net Asset Value Total Return(d)	5.13%	(9.20	)%(e)
Market Price Total Return(d)	5.36%	(9.20	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$29,167	$24,724
Ratio to average net assets of:
Expenses	0.23%	0.28	%(f)
Net investment income	1.07%	1.05	%(f)
Portfolio turnover rate(g)	28%	20%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (9.34)%. The market price total return from Fund Inception to August 31, 2019 was (9.31)%.

(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.05%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2020

NOTE 1—Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust on October 30, 2015 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Defensive Equity ETF (DEF)	“Defensive Equity ETF”
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	“RAFITM Strategic Developed ex-US ETF”
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)	“RAFITM Strategic Emerging Markets ETF”
Invesco RAFITM Strategic US ETF (IUS)	“RAFITM Strategic US ETF”
Invesco RAFITM Strategic US Small Company ETF (IUSS)	“RAFITM Strategic US Small Company ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market, except for Shares of Defensive Equity ETF, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Defensive Equity ETF	Invesco Defensive Equity Index
RAFITM Strategic Developed ex-US ETF	Invesco Strategic Developed ex-US Index
RAFITM Strategic Emerging Markets ETF	Invesco Strategic Emerging Markets Index
RAFITM Strategic US ETF	Invesco Strategic US Index
RAFITM Strategic US Small Company ETF	Invesco Strategic US Small Company Index

NOTE 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance

65

on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an

66

agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

China Exposure Risk. For certain Funds, the value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The Chinese central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Actions of the Chinese government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain securities.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

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Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of

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capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund (except Defensive Equity ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Defensive Equity ETF declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year or period-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except Defensive Equity ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of each Fund (except Defensive Equity ETF), including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

Defensive Equity ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses

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incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, Defensive Equity ETF accrues daily and pays monthly to the Adviser an annual fee equal to 0.50% of its average daily net assets. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Defensive Equity ETF (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expense, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) through at least August 31, 2022.

Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if

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any, and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

RAFITM Strategic Developed ex-US ETF	0.23%

RAFITM Strategic Emerging Markets ETF	0.35%

RAFITM Strategic US ETF	0.19%

RAFITM Strategic US Small Company ETF	0.23%

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended August 31, 2020, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Defensive Equity ETF	$405

RAFITM Strategic Developed ex-US ETF	660

RAFITM Strategic Emerging Markets ETF	11

RAFITM Strategic US ETF	176

RAFITM Strategic US Small Company ETF	28

For the fiscal year ended August 31, 2020, the Adviser reimbursed RAFITM Strategic Emerging Markets ETF for an economic loss of $58,301 as a result of trading related activity.

The offering costs excluded from the Expense Cap for Defensive Equity ETF, as applicable, are: (a) initial legal fees pertaining to the Fund’s Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

The fees waived and/or expenses borne by the Adviser for Defensive Equity ETF pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For the fiscal year ended August 31, 2020, there were no amounts available for potential recapture by the Adviser.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For fiscal year ended August 31, 2020, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

Defensive Equity ETF	$10,980

RAFITM Strategic Developed ex-US ETF	2,437

RAFITM Strategic Emerging Markets ETF	677

RAFITM Strategic US ETF	7,283

RAFITM Strategic US Small Company ETF	8,679

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market

71

prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Defensive Equity ETF

Investments in Securities

Common Stocks & Other Equity Interests	$307,442,860	$-	$-	$307,442,860

Money Market Funds	116,684	2,205,761	-	2,322,445

Total Investments	$307,559,544	$2,205,761	$-	$309,765,305

RAFITM Strategic Developed ex-US ETF

Investments in Securities

Common Stocks & Other Equity Interests	$249,352,226	$-	$-	$249,352,226

Money Market Funds	202,131	4,726,510	-	4,928,641

Total Investments	$249,554,357	$4,726,510	$-	$254,280,867

RAFITM Strategic Emerging Markets ETF

Investments in Securities

Common Stocks & Other Equity Interests	$20,312,707	$-	$0	$20,312,707

Money Market Funds	15,111	104,669	-	119,780

Total Investments	$20,327,818	$104,669	$0	$20,432,487

RAFITM Strategic US ETF

Investments in Securities

Common Stocks & Other Equity Interests	$142,886,402	$-	$-	$142,886,402

Money Market Funds	11,956	1,452,996	-	1,464,952

Total Investments	$142,898,358	$1,452,996	$-	$144,351,354

RAFITM Strategic US Small Company ETF

Investments in Securities

Common Stocks & Other Equity Interests	$29,136,810	$-	$-	$29,136,810

Money Market Funds	63,744	1,261,086	-	1,324,830

Total Investments	$29,200,554	$1,261,086	$-	$30,461,640

NOTE 5—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019
	Ordinary Income*	Ordinary Income*

Defensive Equity ETF	$3,269,976	$2,420,678
RAFITM Strategic Developed ex-US ETF	6,252,168	931,891

RAFITM Strategic Emerging Markets ETF	569,630	96,385
RAFITM Strategic US ETF	2,563,760	45,627

RAFITM Strategic US Small Company ETF	296,297	20,217

*	Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation - Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Defensive Equity ETF	$2,500,737	$(4,917)	$37,352,332	$-	$(49,245,495)	$317,132,291	$307,734,948
RAFITM Strategic Developed ex-US ETF	684,247	-	(13,736,130)	11,424	(3,240,713)	266,313,607	250,032,435
RAFITM Strategic Emerging Markets ETF	295,419	-	(2,466,989)	730	(98,242)	22,644,840	20,375,758
RAFITM Strategic US ETF	507,230	-	8,038,646	-	(1,656,749)	136,324,051	143,213,178
RAFITM Strategic US Small Company ETF	17,625	-	(31,023)	-	(1,568,111)	30,748,462	29,166,953

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*
Defensive Equity ETF	$49,245,495	$-	$49,245,495
RAFITM Strategic Developed ex-US ETF	2,378,841	861,872	3,240,713
RAFITM Strategic Emerging Markets ETF	-	98,242	98,242
RAFITM Strategic US ETF	1,620,615	36,134	1,656,749
RAFITM Strategic US Small Company ETF	1,390,577	177,534	1,568,111

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6—Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Defensive Equity ETF	$368,305,192	$367,476,109
RAFITM Strategic Developed ex-US ETF	61,468,988	60,497,170
RAFITM Strategic Emerging Markets ETF	4,375,878	5,157,794
RAFITM Strategic US ETF	18,738,434	18,534,220
RAFITM Strategic US Small Company ETF	7,654,877	7,153,448

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Defensive Equity ETF	$265,844,014	$218,384,332
RAFITM Strategic Developed ex-US ETF	34,543,858	16,066,284
RAFITM Strategic Emerging Markets ETF	-	3,360,820
RAFITM Strategic US ETF	31,674,587	21,931,159
RAFITM Strategic US Small Company ETF	8,251,181	5,748,428

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Defensive Equity ETF	$41,837,618	$(4,485,286)	$37,352,332	$272,412,973
RAFITM Strategic Developed ex-US ETF	16,969,864	(30,705,994)	(13,736,130)	268,016,997
RAFITM Strategic Emerging Markets ETF	2,185,058	(4,652,047)	(2,466,989)	22,899,476
RAFITM Strategic US ETF	20,065,088	(12,026,442)	8,038,646	136,312,708
RAFITM Strategic US Small Company ETF	3,516,148	(3,547,171)	(31,023)	30,492,663

NOTE 7—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Defensive Equity ETF	$-	$(20,533,109)	$20,533,109
RAFITM Strategic Developed ex-US ETF	(45,535)	(1,088,206)	1,133,741
RAFITM Strategic Emerging Markets ETF	(9,072)	477,562	(468,490)
RAFITM Strategic US ETF	(15)	(6,318,373)	6,318,388
RAFITM Strategic US Small Company ETF	(408)	(1,588,693)	1,589,101

NOTE 8—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for each Fund (except Defensive Equity ETF). The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9—Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in the Funds’ prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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NOTE 10—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Defensive Equity ETF, Invesco RAFITM Strategic Developed ex-US ETF, Invesco RAFITM Strategic Emerging Markets ETF, Invesco RAFITM Strategic US ETF and Invesco RAFITM Strategic US Small Company ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, and the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year ended August 31, 2020, and the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Invesco Defensive Equity ETF (1)

Invesco RAFITM Strategic Developed ex-US ETF (2)

Invesco RAFITM Strategic Emerging Markets ETF (2)

Invesco RAFITM Strategic US ETF (2)

Invesco RAFITM Strategic US Small Company ETF (2)

(1) Statements of changes in net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the three years in the period ended August 31, 2020

(2) Statements of changes in net assets and the financial highlights for the year ended August 31, 2020 and for the period September 10, 2018 (commencement of investment operations) through August 31, 2019

The financial statements of Invesco Defensive Equity ETF (Predecessor Fund Guggenheim Defensive Equity ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

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Report of Independent Registered Public Accounting Firm—(continued)

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust (excluding Invesco Defensive Equity ETF), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses and other extraordinary expenses. As a shareholder of Invesco Defensive Equity ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Defensive Equity ETF (DEF)
Actual	$1,000.00	$1,099.60	0.54%	$2.85
Hypothetical (5% return before expenses)	1,000.00	1,022.42	0.54	2.75
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)
Actual	1,000.00	1,028.30	0.23	1.17
Hypothetical (5% return before expenses)	1,000.00	1,023.98	0.23	1.17
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)
Actual	1,000.00	1,035.10	0.35	1.79
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
Invesco RAFITM Strategic US ETF (IUS)
Actual	1,000.00	1,144.40	0.19	1.02
Hypothetical (5% return before expenses)	1,000.00	1,024.18	0.19	0.97

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Calculating your ongoing Fund expenses—(continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco RAFITM Strategic US Small Company ETF (IUSS)
Actual	$1,000.00	$1,081.90	0.23%	$1.20
Hypothetical (5% return before expenses)	1,000.00	1,023.98	0.23	1.17

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*	Qualified Interest Income*

Invesco Defensive Equity ETF	0%	100%	100%	0%

Invesco RAFITM Strategic Developed ex-US ETF	0%	100%	0%	0%

Invesco RAFITM Strategic Emerging Markets ETF	0%	82%	0%	0%

Invesco RAFITM Strategic US ETF	0%	100%	100%	0%

Invesco RAFITM Strategic US Small Company ETF	4%	96%	93%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Source Income	Foreign Taxes Paid

Invesco RAFITM Strategic Developed ex-US ETF	$0.65	$0.06

Invesco RAFITM Strategic Emerging Markets ETF	0.98	0.10

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003- 2011); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

84

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

85

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

86

Trustees and Officers—(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary, Invesco Services (Bahamas) Private Limited (2012-2020); Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

87

Trustees and Officers—(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020- Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

88

Trustees and Officers—(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

89

Trustees and Officers—(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

90

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Defensive Equity ETF (the “Fund”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Fund and the Adviser, (iii) the fees and expenses paid by the Fund and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Fund, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Fund. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Fund.

The Trustees reviewed information on the performance of the Fund and its underlying index for the one-year, three-year, five-year, ten-year and since-inception (December 15, 2006) periods ended December 31, 2019, including reports for each of those periods on the correlation and tracking error between the Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that the Fund was created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on April 6, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each period, the correlation and tracking error for the Fund were within the targeted range set forth in the Trust’s registration statement and concluded that the Fund was correlated to its underlying index and that the tracking error for the Fund was within an acceptable range given the Fund’s circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Fund’s administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Fund under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual advisory fee charged to the Fund is 0.50% and that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (the “Expense Cap”) to the extent necessary to prevent the annual operating expenses of the Fund (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year through at least August 31, 2022.

The Trustees compared the Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”) and open-end (non-ETF) actively-managed funds. The information compiled by the Adviser from Lipper Inc. databases indicated that the Fund did not have open-end (non-ETF) index peer funds. The Trustees noted that the Fund’s contractual advisory fee and net expense ratio were lower than the median net advisory fees and net expense ratios of its ETF peer funds and open-end actively-managed peer funds.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, noting that the Adviser indicated that none of the other investment products have comparable investment strategies to the Fund. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Fund and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Fund requires substantially more labor and expense.

91

Approval of Investment Advisory Contracts—(continued)

Based on all the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of the Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Fund. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to the Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed the Fund’s asset size, advisory fee, expense ratio and the Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by the Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in the Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for the Fund was reasonable in relation to the asset size of the Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Fund, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Fund, including brokerage fees, index licensing fees and advisory fees for money market cash management vehicles. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for the Fund and is paid a licensing fee. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

92

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 37 series (each, a “Fund” and together, the “Funds”):

Invesco BulletShares 2020 Corporate Bond ETF	Invesco BulletShares 2024 Municipal Bond ETF
Invesco BulletShares 2021 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2020 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US Small Company ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Emerging Markets ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US Small Company ETF
Invesco BulletShares 2021 Municipal Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

93

Approval of Investment Advisory Contracts—(continued)

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its own brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

•

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2020 Corporate Bond ETF, Invesco BulletShares 2021 Corporate Bond ETF, Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF and Invesco BulletShares 2028 Corporate Bond ETF;

•	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

•

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Municipal Bond ETF, Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF and Invesco BulletShares 2028 Municipal Bond ETF;

•	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

•	0.23% of the Fund’s average daily net assets for each of Invesco RAFITM Strategic Developed ex-US ETF and Invesco RAFITM Strategic US Small Company ETF;

•

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 USD Emerging Markets Debt ETF, Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF and Invesco Russell 1000® Dynamic Multifactor ETF;

•	0.35% of the Fund’s average daily net assets for each of Invesco RAFITM Strategic Developed ex-US Small Company ETF and Invesco RAFITM Strategic Emerging Markets ETF;

•	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

•

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2020 High Yield Corporate Bond ETF, Invesco BulletShares 2021 High Yield Corporate Bond ETF, Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF and Invesco BulletShares 2026 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2020 Corporate Bond ETF	X	X	X

Invesco BulletShares 2021 Corporate Bond ETF	X	X	X

Invesco BulletShares 2022 Corporate Bond ETF	X		X

Invesco BulletShares 2023 Corporate Bond ETF	X		X

Invesco BulletShares 2024 Corporate Bond ETF	X		X

Invesco BulletShares 2025 Corporate Bond ETF	X		X

Invesco BulletShares 2026 Corporate Bond ETF	X		X

94

Approval of Investment Advisory Contracts—(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco BulletShares 2027 Corporate Bond ETF	X		X

Invesco BulletShares 2028 Corporate Bond ETF	X		X

Invesco BulletShares 2020 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2021 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X

Invesco BulletShares 2021 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2023 Municipal Bond ETF		N/A	X

Invesco BulletShares 2024 Municipal Bond ETF		N/A	X

Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X

Invesco BulletShares 2021 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X	X	X

Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X	X	X

Invesco Investment Grade Defensive ETF	X	X	X

Invesco Investment Grade Value ETF	X	X	X

Invesco RAFITM Strategic Developed ex-US ETF	X	X	X

Invesco RAFITM Strategic Developed ex-US Small Company ETF	X	X	X

Invesco RAFITM Strategic Emerging Markets ETF	X		X

Invesco RAFITM Strategic US ETF	X	X	X

Invesco RAFITM Strategic US Small Company ETF	X		X

Invesco Russell 1000® Dynamic Multifactor ETF	X	X	X

Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

95

Approval of Investment Advisory Contracts—(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, index licensing fees and advisory fees for money market cash management vehicles. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for each Fund and is paid a licensing fee. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

96

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-SIFT-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2020

IIGD	Invesco Investment Grade Defensive ETF
IIGV	Invesco Investment Grade Value ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Fixed Income

At the beginning of the fiscal year, despite US and China trade tensions, potential for new tariffs, and weakening global economic growth, US economic data remained supportive of slow but continued domestic economic expansion as 2019 third and fourth quarter gross domestic product grew at approximately 2.50%.1 The US economy continued to add jobs, stabilizing the unemployment rate to 3.50% at the close of 2019, while inflation remained subdued.2 In response to third quarter economic weakness, the US Federal Reserve (“the Fed”) maintained accommodative policies, cutting the federal funds target rate from a range of 2.00% to 2.25% at the start of the fiscal year to a range of 1.50% to 1.75% at the close of 2019.3 Despite the UK’s general election in December, which delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union, macroeconomic and geopolitical issues mostly abated during the fourth quarter of 2019, providing a favorable backdrop for continued US growth.

Fixed income markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the Fed took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.3 The unemployment rate reached a peak of 14.7%2 while real gross domestic product decreased at an annual rate of 31.7%1 (second estimate) in the second quarter of 2020.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter. In this environment, the broader bond market, both developed and emerging, ended the fiscal year in positive territory.

The 10-year US Treasury yield continued to decline at the start of the fiscal year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the fiscal year at 0.68%, 82 basis points lower than at the beginning of the fiscal year.4 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.47% for the fiscal year. The strong performance by the index was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index–government-related, corporate, securitized and treasury–posted positive returns for the fiscal year.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: US Department of the Treasury

3

Management’s Discussion of Fund Performance Invesco Investment Grade Defensive ETF (IIGD)

As an index fund, the Invesco Investment Grade Defensive ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Investment Grade Defensive Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to U.S. investment grade bonds having the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) have an average credit rating that is higher than BBB- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. or Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $600 million in face value outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index.

The Index Provider assigns a quality score (“Quality Score”) to each eligible bond, which is calculated based on such bond’s maturity and credit rating. With respect to the maturity factor, each bond is scored based on the number of years remaining to maturity, with bonds having fewer years to maturity receiving higher scores. With respect to the credit rating factor, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally weighted average of the numerical scores of each agency that has rated the bond. The maturity and credit scores for each bond are standardized across the universe of eligible bonds, and the Quality Score for each bond is computed as an equally weighted combination of these two factors.

All eligible securities are ranked by Quality Score. Initially, bonds with Quality Scores in the top 40% of eligible securities are selected for inclusion in the Index. At each monthly Index rebalance, any new eligible security with a Quality Score in the top 30% of eligible securities is added to the Index, and current Index constituents with a Quality Score in the top 50% of eligible securities remain in the Index provided that they satisfy all other eligibility criteria. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 6.13%. On a net asset value (“NAV”) basis, the Fund returned 6.50%. During the same time period, the Index returned 6.75%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, as well as rebalance-related trading and sampling costs.

During this same time period, the iBoxx USD Liquid Investment Grade Index (the “Benchmark Index”) returned 8.41%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the diversified telecommunications services industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to the diversified telecommunications services industry, followed by its underweight allocation to the banks and health care providers and services industries.

For the fiscal year ended August 31, 2020, the banks industry contributed most significantly to the Fund’s return, followed by the capital markets and insurance industries, respectively. No industries detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Principal Life Global Funding II, 3.00% coupon, due 04/18/2026, an insurance company (portfolio average weight of 1.00%), and Pfizer, Inc., 3.00% coupon, due 12/15/2026, a pharmaceuticals company (portfolio average weight of 1.04%). Positions that detracted most significantly from the Fund’s return during this period included 3M Co., 2.87% coupon, due 10/15/2027, an industrial conglomerates company (no longer held at fiscal year-end), and Simon Property Group, LP., 3.375% coupon, due 10/01/2024, a communications equipment company (no longer held at fiscal year-end).

4

Invesco Investment Grade Defensive ETF (IIGD) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	40.15
Industrials	10.22
Information Technology	9.24
Health Care	7.80
Energy	5.83
Utilities	5.54
Consumer Discretionary	5.49
Consumer Staples	5.45
Communication Services	3.63
Sector Types Each Less Than 3%	5.53
Money Market Funds Plus Other Assets Less Liabilities	1.12

Credit Quality Rating (S&P)*

(% of the Fund’s Net Assets)

as of August 31, 2020

AAA	1.85
AA	22.50
A	60.67
BBB	12.91
Not Rated	0.95
Money Market Funds Plus Other Assets Less Liabilities	1.12

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Charles Schwab Corp. (The), 2.65%, 01/25/2023	1.09
Caterpillar, Inc., 3.40%, 05/15/2024	1.08
Wells Fargo Bank N.A., 3.55%, 08/14/2023	1.04
MetLife, Inc., Series D, 4.37%, 09/15/2023	1.04
Texas Instruments, Inc., 1.38%, 03/12/2025	0.99
Ascension Health, Series B, 2.53%, 11/15/2029	0.99
JPMorgan Chase & Co., 3.25%, 09/23/2022	0.99
Johnson & Johnson, 2.45%, 03/01/2026	0.98
Truist Bank, 1.25%, 03/09/2023	0.98
Five Corners Funding Trust, 4.42%, 11/15/2023	0.97
Total	10.15

*	Excluding money market fund holdings.

5

Invesco Investment Grade Defensive ETF (IIGD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
		Average
Index	1 Year	Annualized	Cumulative
Invesco Investment Grade Defensive Index	6.75%	7.30%	15.94%
iBoxx USD Liquid Investment Grade Index	8.41	11.70	26.16
Fund
NAV Return	6.50	7.14	15.58
Market Price Return	6.13	7.16	15.63

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

Management’s Discussion of Fund Performance Invesco Investment Grade Value ETF (IIGV)

As an index fund, the Invesco Investment Grade Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Investment Grade Value Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to higher value, U.S. investment grade bonds. Higher value bonds are characterized as those with higher yields that may provide greater returns in certain markets. In addition, the Index seeks to incorporate securities with the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) have an average credit rating that is rated higher than BBB- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. or Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $600 million in face value outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index.

The Index Provider assigns a quality adjusted value score (“QAV Score”) to each eligible bond, which is calculated based on a combination of value and quality factors or characteristics. With respect to value, a value score (“Value Score”) is assigned to each eligible bond based on the bond’s option adjusted spread (“OAS”). Specifically, the Value Score for each bond is calculated as its percentile ranked OAS within its sector and credit rating category. With respect to credit category, each rating agency’s rating is converted into a numerical value and a bond’s credit factor score is calculated as an equally weighted average of the numerical scores of each agency that has rated the bond. The bond is then assigned to one of six credit rating categories, as established by the Index Provider. Bonds are also separately ranked by OAS solely within their credit rating category. If fewer than three bonds are available within a sector or credit rating, then the Value Score for all bonds in the grouping is replaced with the percentile rank based on credit rating only. If fewer than three bonds are available within a credit rating category, then the bonds in that credit rating category are removed from Index eligibility. The Value Scores are then standardized.

The Index Provider also calculates a quality score (“Quality Score”) for each eligible bond, which is calculated based on such bond’s maturity and credit rating. With respect to the maturity factor, each bond is scored based on the number of years remaining to maturity, with bonds having fewer years to maturity receiving higher scores. With respect to the credit rating factor, each rating agency’s rating is converted into a numerical value and a bond’s credit score is calculated as an equally weighted average of the numerical scores of each agency that has rated the bond. The maturity and credit scores for each bond are standardized across the universe of eligible bonds, and the Quality Score for each bond is computed as an equally weighted combination of these two factors. Once a Value Score and Quality Score are assigned to eligible bonds, the QAV Score is calculated as a weighted-average combination of the two scores, with 90% and 10% weights applied to the Value Score and Quality Score, respectively. All eligible securities are ranked by QAV Score. Initially, bonds with QAV Scores in the top 40% of eligible securities are selected for inclusion in the Index. At each monthly Index rebalance, any new eligible security with a QAV Score in the top 30% of eligible securities is added to the Index, and current Index constituents with a QAV Score in the top 50% of eligible securities remain in the Index provided that they satisfy all other eligibility criteria. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 7.13%. On a net asset value (“NAV”) basis, the Fund returned 7.26%. During the same time period, the Index returned 8.68%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to rebalance-related trading and sampling costs, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the iBoxx USD Liquid Investment Grade Index (the “Benchmark Index”) returned 8.41%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

7

Invesco Investment Grade Value ETF (IIGV) (continued)

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the banks industry.

For the fiscal year ended August 31, 2020, the capital markets industry contributed most significantly to the Fund’s return, followed by the electric utilities and insurance industries, respectively. The construction and engineering industry detracted most significantly from the Fund’s return, followed by the multiline retail industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Whirlpool Corp., 4.75% coupon, due 02/26/2029, a household durables company (no longer held at fiscal year-end), and ONEOK, Inc., 3.10% coupon, due 03/15/2030, an oil, gas & consumable fuels company (portfolio average weight of 0.26%). Positions that detracted most significantly from the Fund’s return during this period included Fluor Corp., 4.25% coupon, due 09/15/2028, a construction & engineering company (no longer held at fiscal year-end), and ONEOK, Inc., 4.55% coupon, due 07/15/2028, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	24.39
Health Care	10.97
Energy	10.05
Industrials	9.74
Utilities	8.11
Information Technology	7.56
Consumer Staples	7.30
Consumer Discretionary	6.08
Real Estate	6.06
Materials	4.32
Communication Services	3.89
Money Market Funds Plus Other Assets Less Liabilities	1.53

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2020

AAA	0.65
AA	7.64
A	41.08
BBB	49.10
Money Market Funds Plus Other Assets Less Liabilities	1.53

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
MPLX L.P., 4.13%, 03/01/2027	1.12
Cintas Corp. No. 2, 3.70%, 04/01/2027	0.98
Brighthouse Financial, Inc., 3.70%, 06/22/2027	0.94
Cigna Corp., 4.38%, 10/15/2028	0.88
Keysight Technologies, Inc., 4.60%, 04/06/2027	0.87
TD Ameritrade Holding Corp., 3.30%, 04/01/2027	0.84
Morgan Stanley, 3.88%, 01/27/2026	0.84
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	0.83
Boeing Co. (The), 5.15%, 05/01/2030	0.82
Halliburton Co., 3.80%, 11/15/2025	0.82
Total	8.94

*	Excluding money market fund holdings.

8

Invesco Investment Grade Value ETF (IIGV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
		Average
Index	1 Year	Annualized	Cumulative
Invesco Investment Grade Value Index	8.68%	10.72%	23.85%
iBoxx USD Liquid Investment Grade Index	8.41	11.70	26.16
Fund
NAV Return	7.26	9.66	21.35
Market Price Return	7.13	9.71	21.48

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

10

Invesco Investment Grade Defensive ETF (IIGD)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.88%
Aerospace & Defense-1.84%
General Dynamics Corp., 2.25%, 11/15/2022	$741,000	$769,238
Precision Castparts Corp., 2.50%, 01/15/2023	731,000	765,250

		1,534,488

Air Freight & Logistics-0.91%
United Parcel Service, Inc., 2.45%, 10/01/2022	731,000	763,023

Banks-15.93%
Bank of America Corp., 3.30%, 01/11/2023	724,000	772,689
Capital One Bank USA N.A., 3.38%, 02/15/2023	700,000	741,731
Citibank N.A., 3.65%, 01/23/2024	700,000	770,958
Comerica, Inc., 3.70%, 07/31/2023	746,000	809,779
Huntington National Bank (The), 3.55%, 10/06/2023	650,000	710,346
JPMorgan Chase & Co., 3.25%, 09/23/2022	782,000	828,071
KeyBank N.A., 2.30%, 09/14/2022(b)	700,000	726,599
Manufacturers and Traders Trust Co., 2.90%, 02/06/2025	646,000	710,275
Regions Financial Corp., 3.80%, 08/14/2023	600,000	654,415
Truist Bank 1.25%, 03/09/2023	800,000	816,110
3.20%, 04/01/2024	450,000	491,781
2.15%, 12/06/2024	700,000	743,775
Truist Financial Corp. 2.20%, 03/16/2023	500,000	521,585
1.20%, 08/05/2025(b)	500,000	511,744
U.S. Bank N.A. 3.40%, 07/24/2023	700,000	762,685
2.05%, 01/21/2025	700,000	741,944
US Bancorp, 1.45%, 05/12/2025	500,000	518,890
Wells Fargo & Co., 3.07%, 01/24/2023	600,000	620,891
Wells Fargo Bank N.A., 3.55%, 08/14/2023	800,000	869,970

		13,324,238

Beverages-1.86%
Coca-Cola Co. (The), 2.88%, 10/27/2025	701,000	777,722
PepsiCo, Inc., 2.25%, 03/19/2025	720,000	773,946

		1,551,668

Biotechnology-0.93%
Gilead Sciences, Inc., 3.65%, 03/01/2026	680,000	780,647

Capital Markets-9.25%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	706,000	784,654
Bank of New York Mellon Corp. (The) 1.95%, 08/23/2022	755,000	780,532
2.20%, 08/16/2023	734,000	770,531
BlackRock, Inc., 3.50%, 03/18/2024	714,000	788,766
Charles Schwab Corp. (The), 2.65%, 01/25/2023	861,000	907,513
CME Group, Inc., 3.00%, 09/15/2022	721,000	760,106
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	550,000	610,051
Morgan Stanley, Series F, 3.88%, 04/29/2024	700,000	779,075
National Securities Clearing Corp., 1.20%, 04/23/2023(c)	760,000	774,684
State Street Corp., 3.55%, 08/18/2025	684,000	780,722

		7,736,634

	Principal Amount	Value
Chemicals-0.99%
LYB International Finance B.V., 4.00%, 07/15/2023	$400,000	$435,732
Praxair, Inc., 3.20%, 01/30/2026	350,000	393,090

		828,822

Communications Equipment-0.92%
Cisco Systems, Inc., 2.50%, 09/20/2026	698,000	772,889

Consumer Finance-0.65%
American Express Co., 3.70%, 08/03/2023	500,000	544,914

Diversified Financial Services-3.85%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	691,000	773,761
ERAC USA Finance LLC, 2.70%, 11/01/2023(c)	729,000	764,272
MidAmerican Energy Co., 3.65%, 04/15/2029	300,000	358,221
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/2028	450,000	524,516
Nuveen LLC, 4.00%, 11/01/2028(c)	667,000	798,482

		3,219,252

Electric Utilities-4.64%
Duke Energy Carolinas LLC, 3.95%, 11/15/2028	660,000	799,797
Entergy Arkansas LLC, 3.50%, 04/01/2026	650,000	742,891
Florida Power & Light Co., 2.85%, 04/01/2025	700,000	769,969
Georgia Power Co., Series A, 2.10%, 07/30/2023	740,000	775,542
NSTAR Electric Co., 3.20%, 05/15/2027	700,000	790,067

		3,878,266

Electrical Equipment-0.86%
Eaton Corp., 2.75%, 11/02/2022	688,000	722,721

Energy Equipment & Services-0.96%
Schlumberger Investment S.A., 3.65%, 12/01/2023	738,000	800,857

Equity REITs-2.69%
Boston Properties L.P., 3.85%, 02/01/2023	730,000	780,269
Federal Realty Investment Trust, 3.95%, 01/15/2024	730,000	793,438
Realty Income Corp., 3.25%, 10/15/2022	644,000	677,804

		2,251,511

Food & Staples Retailing-0.91%
Walmart, Inc., 3.40%, 06/26/2023	701,000	760,301

Food Products-0.89%
Archer-Daniels-Midland Co., 2.50%, 08/11/2026	350,000	381,780
Cargill, Inc., 1.38%, 07/23/2023(c)	350,000	358,470

		740,250

Health Care Equipment & Supplies-1.80%
Ascension Health, Series B, 2.53%, 11/15/2029	740,000	829,710
Medtronic, Inc., 3.50%, 03/15/2025	597,000	672,428

		1,502,138

Health Care Providers & Services-0.92%
UnitedHealth Group, Inc., 3.75%, 07/15/2025	670,000	768,566

Household Durables-1.75%
Mohawk Industries, Inc., 3.85%, 02/01/2023	700,000	744,694
NVR, Inc., 3.95%, 09/15/2022	677,000	716,876

		1,461,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2020

	Principal Amount	Value
Household Products-0.92%
Clorox Co. (The), 3.05%, 09/15/2022	$731,000	$766,933

Industrial Conglomerates-0.85%
General Electric Co., 3.10%, 01/09/2023	671,000	707,683

Insurance-10.47%
Athene Global Funding, 2.50%, 01/14/2025(c)	750,000	775,040
Chubb INA Holdings, Inc., 3.35%, 05/03/2026	700,000	801,401
Equitable Financial Life Global Funding, 1.40%, 07/07/2025(c)	350,000	358,730
Five Corners Funding Trust, 4.42%, 11/15/2023(c)	728,000	811,568
MassMutual Global Funding II, 0.85%, 06/09/2023(c)	400,000	404,955
MetLife, Inc., Series D, 4.37%, 09/15/2023	776,000	867,508
Metropolitan Life Global Funding I 1.95%, 01/13/2023(c)	700,000	724,988
0.90%, 06/08/2023(c)	450,000	455,807
New York Life Global Funding, 2.88%, 04/10/2024(c)	713,000	771,144
Nuveen Finance LLC, 4.13%, 11/01/2024(c)	614,000	697,568
Pacific Life Global Funding II, 1.20%, 06/24/2025(c)	500,000	508,320
Principal Life Global Funding II, 3.00%, 04/18/2026(c)	718,000	802,424
Prudential Financial, Inc., 3.50%, 05/15/2024	701,000	780,642

		8,760,095

Interactive Media & Services-0.93%
Alphabet, Inc., 2.00%, 08/15/2026	721,000	775,441

Internet & Direct Marketing Retail-0.93%
Amazon.com, Inc., 3.15%, 08/22/2027	680,000	778,733

IT Services-1.84%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	681,000	770,626
Visa, Inc., 3.15%, 12/14/2025	682,000	767,297

		1,537,923

Life Sciences Tools & Services-0.39%
Agilent Technologies, Inc., 3.88%, 07/15/2023	300,000	325,976

Machinery-4.86%
Caterpillar Financial Services Corp., 0.65%, 07/07/2023	450,000	453,336
Caterpillar, Inc., 3.40%, 05/15/2024	818,000	899,349
Deere & Co., 2.75%, 04/15/2025	400,000	438,126
Illinois Tool Works, Inc., 2.65%, 11/15/2026	698,000	776,464
John Deere Capital Corp., 2.80%, 03/06/2023	729,000	775,354
Stanley Black & Decker, Inc., 2.90%, 11/01/2022	684,000	721,217

		4,063,846

Media-2.70%
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/2022	633,000	763,595
NBCUniversal Media LLC, 2.88%, 01/15/2023	724,000	766,917
Sky Ltd. (United Kingdom), 3.75%, 09/16/2024(c)	650,000	730,396

		2,260,908

Metals & Mining-0.91%
Nucor Corp., 4.13%, 09/15/2022	711,000	759,126

	Principal Amount	Value
Multiline Retail-0.92%
Target Corp., 2.25%, 04/15/2025	$720,000	$773,051

Multi-Utilities-0.90%
PSEG Power LLC, 3.85%, 06/01/2023	700,000	755,931

Oil, Gas & Consumable Fuels-4.87%
Chevron Corp., 1.55%, 05/11/2025	760,000	791,887
Chevron USA, Inc., 0.69%, 08/12/2025	450,000	451,502
ConocoPhillips, 4.95%, 03/15/2026	400,000	482,383
Enterprise Products Operating LLC, 3.35%, 03/15/2023	750,000	799,131
EOG Resources, Inc., 2.63%, 03/15/2023	739,000	777,829
Exxon Mobil Corp., 1.57%, 04/15/2023	750,000	774,338

		4,077,070

Paper & Forest Products-0.94%
Georgia-Pacific LLC, 3.73%, 07/15/2023(c)	726,000	788,629

Pharmaceuticals-3.76%
Johnson & Johnson, 2.45%, 03/01/2026	744,000	818,060
Merck & Co., Inc., 2.75%, 02/10/2025	701,000	765,428
Pfizer, Inc., 3.00%, 12/15/2026	693,000	790,725
Zoetis, Inc., 3.25%, 02/01/2023	730,000	774,055

		3,148,268

Road & Rail-0.90%
Burlington Northern Santa Fe LLC, 3.85%, 09/01/2023(b)	691,000	756,512

Semiconductors & Semiconductor Equipment-2.86%
Intel Corp., 3.70%, 07/29/2025	676,000	770,861
Texas Instruments, Inc., 1.38%, 03/12/2025	800,000	830,081
Xilinx, Inc., 2.95%, 06/01/2024	730,000	789,921

		2,390,863

Software-2.70%
IBM Credit LLC, 3.00%, 02/06/2023	702,000	748,186
Microsoft Corp., 2.40%, 08/08/2026	663,000	725,319
Oracle Corp., 2.50%, 04/01/2025	730,000	786,568

		2,260,073

Specialty Retail-0.94%
TJX Cos., Inc. (The), 3.50%, 04/15/2025	700,000	782,361

Technology Hardware, Storage & Peripherals-0.92%
Apple, Inc., 2.40%, 05/03/2023	731,000	772,003

Textiles, Apparel & Luxury Goods-0.95%
VF Corp., 2.40%, 04/23/2025	750,000	797,834

Tobacco-0.87%
Philip Morris International, Inc., 2.88%, 05/01/2024	671,000	724,758

Total U.S. Dollar Denominated Bonds & Notes (Cost $79,750,135)		82,706,772

	Shares
Money Market Funds-0.77%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $648,673)	648,673	648,673

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.65% (Cost $80,398,808)		83,355,445

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Investment Grade Defensive ETF (IIGD)–(continued)

August 31, 2020

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.29%
Invesco Private Government Fund, 0.03%(d)(e)(f)	810,727	$810,727
Invesco Private Prime Fund, 0.14%(d)(e)(f)	270,188	270,242

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,080,969)		1,080,969

TOTAL INVESTMENTS IN SECURITIES-100.94% (Cost $81,479,777)		84,436,414
OTHER ASSETS LESS LIABILITIES-(0.94)%		(789,497)

NET ASSETS-100.00%		$83,646,917

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $10,525,477, which represented 12.58% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$183,817	$14,059,630	$(13,594,774)	$-	$-	$648,673	$2,711
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	55,530	5,581,669	(5,637,199)	-	-	-	994	*
Invesco Liquid Assets Portfolio, Institutional Class	18,511	1,610,295	(1,628,504)	-	(302)	-	372	*
Invesco Private Government Fund	-	4,925,870	(4,115,143)	-	-	810,727	73	*
Invesco Private Prime Fund	-	1,104,290	(834,052)	-	4	270,242	62	*

Total	$257,858	$27,281,754	$(25,809,672)	$-	$(298)	$1,729,642	$4,212

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Investment Grade Value ETF (IIGV)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.47%
Aerospace & Defense-3.46%
Boeing Co. (The), 5.15%, 05/01/2030	$300,000	$336,840
L3Harris Technologies, Inc., 4.40%, 06/15/2028	230,000	275,025
Raytheon Technologies Corp. 3.50%, 03/15/2027(b)	230,000	261,343
4.13%, 11/16/2028	220,000	262,405
Textron, Inc., 3.00%, 06/01/2030	270,000	284,243

		1,419,856

Airlines-0.64%
Southwest Airlines Co., 5.13%, 06/15/2027	240,000	262,319

Auto Components-1.42%
BorgWarner, Inc., 2.65%, 07/01/2027	260,000	275,886
Lear Corp., 3.80%, 09/15/2027	286,000	305,809

		581,695

Automobiles-0.67%
Harley-Davidson Financial Services, Inc., 3.35%, 06/08/2025(b)	260,000	276,103

Banks-2.58%
Comerica, Inc., 3.70%, 07/31/2023	300,000	325,648
PNC Bank N.A., 4.05%, 07/26/2028	250,000	295,992
PNC Financial Services Group, Inc. (The), 2.55%, 01/22/2030	250,000	272,348
Wells Fargo Bank N.A., 3.55%, 08/14/2023	150,000	163,119

		1,057,107

Beverages-0.65%
Keurig Dr Pepper, Inc., 4.60%, 05/25/2028	220,000	266,431

Biotechnology-1.32%
AbbVie, Inc., 3.20%, 11/21/2029(b)	250,000	277,968
Biogen, Inc., 4.05%, 09/15/2025	230,000	265,347

		543,315

Building Products-0.70%
Fortune Brands Home & Security, Inc., 3.25%, 09/15/2029	256,000	285,946

Capital Markets-7.16%
Apollo Management Holdings L.P., 4.87%, 02/15/2029(b)	263,000	308,744
Ares Capital Corp., 3.50%, 02/10/2023	274,000	282,270
Cboe Global Markets, Inc., 3.65%, 01/12/2027	235,000	269,615
FMR LLC, 7.57%, 06/15/2029(b)	150,000	221,013
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	240,000	266,204
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	300,000	339,418
KKR Group Finance Co. VI LLC, 3.75%, 07/01/2029(b)	240,000	275,514
Morgan Stanley, 3.88%, 01/27/2026	300,000	344,413
Northern Trust Corp., 1.95%, 05/01/2030	270,000	282,891
TD Ameritrade Holding Corp., 3.30%, 04/01/2027	305,000	345,205

		2,935,287

	Principal Amount	Value
Chemicals-1.37%
Dow Chemical Co. (The), 7.38%, 11/01/2029	$200,000	$284,796
Westlake Chemical Corp., 3.60%, 08/15/2026	254,000	277,801

		562,597

Commercial Services & Supplies-0.98%
Cintas Corp. No. 2, 3.70%, 04/01/2027	350,000	400,233

Construction Materials-0.69%
Vulcan Materials Co., 3.50%, 06/01/2030	250,000	283,565

Consumer Finance-1.18%
Discover Financial Services, 4.10%, 02/09/2027	244,000	272,099
GE Capital Funding LLC, 4.40%, 05/15/2030(b)	200,000	211,440

		483,539

Containers & Packaging-1.48%
Sonoco Products Co., 3.13%, 05/01/2030	250,000	274,508
WRKCo, Inc., 4.90%, 03/15/2029	269,000	331,640

		606,148

Diversified Financial Services-4.19%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	250,000	279,942
Equitable Holdings, Inc., 4.35%, 04/20/2028	244,000	279,249
ERAC USA Finance LLC 2.70%, 11/01/2023(b)	104,000	109,032
3.80%, 11/01/2025(b)	267,000	298,693
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/2028	240,000	279,742
Nuveen LLC, 4.00%, 11/01/2028(b)	200,000	239,425
Pine Street Trust I, 4.57%, 02/15/2029(b)	200,000	230,448

		1,716,531

Diversified Telecommunication Services-1.17%
AT&T, Inc., 4.30%, 02/15/2030	200,000	239,150
Verizon Communications, Inc., 4.33%, 09/21/2028	200,000	242,343

		481,493

Electric Utilities-3.95%
AEP Texas, Inc., Series I, 2.10%, 07/01/2030	260,000	267,222
American Electric Power Co., Inc., Series J, 4.30%, 12/01/2028	230,000	270,981
Consolidated Edison Co. of New York, Inc., Series 20A, 3.35%, 04/01/2030	230,000	266,731
Exelon Corp., 4.05%, 04/15/2030	250,000	296,830
Southern California Edison Co., Series E, 3.70%, 08/01/2025	220,000	245,396
Xcel Energy, Inc., 4.00%, 06/15/2028	230,000	271,310

		1,618,470

Electronic Equipment, Instruments & Components-1.51%
Amphenol Corp., 2.80%, 02/15/2030	240,000	263,736
Keysight Technologies, Inc., 4.60%, 04/06/2027	301,000	355,025

		618,761

Energy Equipment & Services-2.79%
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	244,000	266,437
Halliburton Co., 3.80%, 11/15/2025	305,000	334,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Investment Grade Value ETF (IIGV)–(continued)

August 31, 2020

	Principal Amount	Value
Energy Equipment & Services-(continued)
Schlumberger Holdings Corp., 3.90%, 05/17/2028(b)	$249,000	$272,346
Schlumberger Investment S.A., 3.65%, 12/01/2023	250,000	271,293

		1,144,956

Entertainment-0.69%
Walt Disney Co. (The), 2.00%, 09/01/2029	270,000	281,323

Equity REITs-6.83%
AvalonBay Communities, Inc., 2.30%, 03/01/2030	230,000	243,829
Camden Property Trust, 2.80%, 05/15/2030	250,000	274,712
CBRE Services, Inc., 4.88%, 03/01/2026	240,000	278,623
ERP Operating L.P., 3.00%, 07/01/2029	250,000	277,838
Federal Realty Investment Trust, 3.95%, 01/15/2024	300,000	326,070
Healthcare Trust of America Holdings L.P., 3.10%, 02/15/2030	300,000	317,634
LifeStorage L.P., 3.50%, 07/01/2026	244,000	267,652
Regency Centers L.P., 3.70%, 06/15/2030	250,000	275,742
Simon Property Group L.P., 2.45%, 09/13/2029	271,000	270,909
Ventas Realty L.P., 4.40%, 01/15/2029	240,000	269,496

		2,802,505

Food & Staples Retailing-2.02%
Costco Wholesale Corp., 1.60%, 04/20/2030	270,000	275,575
Mars, Inc., 3.20%, 04/01/2030(b)	240,000	274,903
Sysco Corp., 5.95%, 04/01/2030	220,000	278,185

		828,663

Food Products-2.61%
Campbell Soup Co., 4.15%, 03/15/2028	200,000	233,881
Hormel Foods Corp., 1.80%, 06/11/2030	270,000	279,767
Ingredion, Inc., 2.90%, 06/01/2030	260,000	283,202
Tyson Foods, Inc., 3.55%, 06/02/2027	240,000	272,023

		1,068,873

Gas Utilities-1.43%
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/2029	273,000	314,766
Southern California Gas Co., Series XX, 2.55%, 02/01/2030	250,000	273,452

		588,218

Health Care Equipment & Supplies-4.04%
Ascension Health, Series B, 2.53%, 11/15/2029	250,000	280,307
Baxter International, Inc., 3.75%, 10/01/2025(b)	250,000	285,290
Boston Scientific Corp., 2.65%, 06/01/2030	260,000	277,555
DENTSPLY SIRONA, Inc., 3.25%, 06/01/2030	260,000	282,259
Providence St. Joseph Health Obligated Group, Series 19A, 2.53%, 10/01/2029	250,000	270,638
Stryker Corp., 3.50%, 03/15/2026	230,000	260,920

		1,656,969

Health Care Providers & Services-3.59%
Cigna Corp., 4.38%, 10/15/2028	300,000	359,602
CommonSpirit Health, 3.35%, 10/01/2029	270,000	288,000
CVS Health Corp., 4.30%, 03/25/2028	224,000	263,873

	Principal Amount	Value
Health Care Providers & Services-(continued)
Health Care Service Corp., 2.20%, 06/01/2030(b)	$270,000	$276,013
Quest Diagnostics, Inc., 2.95%, 06/30/2030	260,000	284,429

		1,471,917

Household Products-0.70%
Procter & Gamble Co. (The), 3.00%, 03/25/2030	250,000	289,321

Industrial Conglomerates-2.79%
3M Co., 2.38%, 08/26/2029	250,000	270,283
Carlisle Cos., Inc., 2.75%, 03/01/2030	260,000	276,093
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	300,000	318,744
General Electric Co., 3.63%, 05/01/2030	270,000	278,836

		1,143,956

Insurance-8.51%
Aflac, Inc., 3.60%, 04/01/2030	210,000	246,504
Athene Global Funding, 2.50%, 01/14/2025(b)	200,000	206,677
Athene Holding Ltd., 4.13%, 01/12/2028	276,000	302,064
Brighthouse Financial, Inc., 3.70%, 06/22/2027	364,000	383,302
Equitable Financial Life Global Funding, 1.40%, 07/07/2025(b)	300,000	307,483
Fidelity National Financial, Inc., 3.40%, 06/15/2030	260,000	281,265
Marsh & McLennan Cos., Inc., 4.38%, 03/15/2029	213,000	259,610
New York Life Global Funding, 2.88%, 04/10/2024(b)	300,000	324,465
Nuveen Finance LLC, 4.13%, 11/01/2024(b)	263,000	298,795
Pacific Life Global Funding II, 1.20%, 06/24/2025(b)	280,000	284,659
Principal Financial Group, Inc., 2.13%, 06/15/2030	300,000	311,929
Reinsurance Group of America, Inc., 3.90%, 05/15/2029	250,000	283,658

		3,490,411

Internet & Direct Marketing Retail-0.65%
Booking Holdings, Inc., 4.63%, 04/13/2030	220,000	266,251

IT Services-2.81%
Amdocs Ltd., 2.54%, 06/15/2030	270,000	281,725
Automatic Data Processing, Inc., 3.38%, 09/15/2025	240,000	271,586
International Business Machines Corp., 3.50%, 05/15/2029	250,000	290,393
Visa, Inc., 3.15%, 12/14/2025	273,000	307,144

		1,150,848

Life Sciences Tools & Services-0.68%
PerkinElmer, Inc., 3.30%, 09/15/2029	251,000	279,244

Media-2.03%
Fox Corp., 4.71%, 01/25/2029	200,000	240,616
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	250,000	301,276
ViacomCBS, Inc., 7.88%, 07/30/2030	200,000	289,793

		831,685

Multiline Retail-0.65%
Nordstrom, Inc., 8.75%, 05/15/2025(b)	240,000	264,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Investment Grade Value ETF (IIGV)–(continued)

August 31, 2020

	Principal Amount	Value
Multi-Utilities-2.07%
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	$250,000	$285,042
NiSource, Inc., 3.60%, 05/01/2030	250,000	289,023
Sempra Energy, 3.40%, 02/01/2028	246,000	275,006

		849,071

Oil, Gas & Consumable Fuels-7.26%
Chevron Corp., 1.55%, 05/11/2025	300,000	312,587
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P., 3.40%, 12/01/2026(b)	250,000	275,173
Colonial Enterprises, Inc., 3.25%, 05/15/2030(b)	252,000	280,492
ConocoPhillips Holding Co., 6.95%, 04/15/2029	200,000	279,868
Midwest Connector Capital Co. LLC, 3.90%, 04/01/2024(b)	300,000	302,091
MPLX L.P., 4.13%, 03/01/2027	415,000	459,833
ONEOK, Inc., 3.10%, 03/15/2030	300,000	287,250
Phillips 66 Partners L.P., 3.15%, 12/15/2029	250,000	252,341
Tennessee Gas Pipeline Co. LLC, 2.90%, 03/01/2030(b)	270,000	282,960
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026	187,000	244,785

		2,977,380

Paper & Forest Products-0.78%
Georgia-Pacific LLC, 2.30%, 04/30/2030(b)	300,000	319,163

Personal Products-0.67%
Estee Lauder Cos., Inc. (The), 2.60%, 04/15/2030	250,000	274,727

Pharmaceuticals-1.34%
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	240,000	280,625
Eli Lilly and Co., 3.38%, 03/15/2029	230,000	268,200

		548,825

Road & Rail-0.80%
Union Pacific Corp., 3.95%, 09/10/2028	274,000	326,376

Semiconductors & Semiconductor Equipment-1.27%
Lam Research Corp., 4.00%, 03/15/2029	231,000	276,847
NVIDIA Corp., 2.85%, 04/01/2030	220,000	245,679

		522,526

	Principal Amount	Value
Software-1.31%
Adobe, Inc., 2.30%, 02/01/2030	$250,000	$270,415
Microsoft Corp., 2.40%, 08/08/2026	243,000	265,841

		536,256

Specialty Retail-0.70%
Ross Stores, Inc., 4.60%, 04/15/2025	250,000	288,380

Technology Hardware, Storage & Peripherals-0.66%
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	236,000	273,002

Textiles, Apparel & Luxury Goods-1.99%
NIKE, Inc., 2.85%, 03/27/2030	250,000	279,691
Ralph Lauren Corp., 2.95%, 06/15/2030	250,000	259,132
VF Corp., 2.40%, 04/23/2025	260,000	276,583

		815,406

Tobacco-0.65%
Altria Group, Inc., 4.80%, 02/14/2029	223,000	266,803

Trading Companies & Distributors-0.37%
Air Lease Corp., 3.38%, 07/01/2025	150,000	152,867

Water Utilities-0.66%
American Water Capital Corp., 3.75%, 09/01/2028	230,000	269,750

Total U.S. Dollar Denominated Bonds & Notes (Cost $38,887,798)		40,380,060
	Shares
Money Market Funds-0.16%
Invesco Premier U.S. Government Portfolio, Institutional Class, 0.01%(c)(d) (Cost $65,733)	65,733	65,733

TOTAL INVESTMENTS IN SECURITIES-98.63% (Cost $38,953,531)		40,445,793
OTHER ASSETS LESS LIABILITIES-1.37%		563,510

NET ASSETS-100.00%		$41,009,303

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $6,965,225, which represented 16.98% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$49,666	$9,770,855	$(9,754,788)	$-	$-	$65,733	$2,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Investment Grade Value ETF (IIGV)–(continued)

August 31, 2020

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	$1,100,899	$5,734,481	$(6,835,380)	$-	$-	$-	$3,749	*

Invesco Liquid Assets Portfolio, Institutional Class	367,281	1,545,883	(1,913,135)	-	(29)	-	1,400	*

Invesco Private Government Fund	-	4,208,429	(4,208,429)	-	-	-	50	*

Invesco Private Prime Fund	-	580,080	(580,099)	-	19	-	27	*

Total	$1,517,846	$21,839,728	$(23,291,831)	$-	$(10)	$65,733	$7,445

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Statements of Assets and Liabilities

August 31, 2020

	Invesco Investment Grade Defensive ETF (IIGD)	Invesco Investment Grade Value ETF (IIGV)
Assets:
Unaffiliated investments in securities, at value(a)	$82,706,772	$40,380,060
Affiliated investments in securities, at value	1,729,642	65,733
Receivable for:
Dividends and interest	624,846	379,093
Securities lending	241	23
Investments sold	3,257,756	3,499,388

Total assets	88,319,257	44,324,297

Liabilities:
Payable for:
Investments purchased	3,582,208	3,310,911
Collateral upon return of securities loaned	1,080,969	-
Accrued unitary management fees	9,163	4,083

Total liabilities	4,672,340	3,314,994

Net Assets	$83,646,917	$41,009,303

Net assets consist of:
Shares of beneficial interest	$79,575,312	$38,870,299
Distributable earnings	4,071,605	2,139,004

Net Assets	$83,646,917	$41,009,303

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,050,001	1,450,001
Net asset value	$27.43	$28.28

Market price	$27.41	$28.32

Unaffiliated investments in securities, at cost	$79,750,135	$38,887,798

Affiliated investments in securities, at cost	$1,729,642	$65,733

(a) Includes securities on loan with an aggregate value of:	$1,050,807	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Statements of Operations

For the year ended August 31, 2020

	Invesco Investment Grade Defensive ETF (IIGD)	Invesco Investment Grade Value ETF (IIGV)
Investment income:
Unaffiliated interest income	$1,594,853	$1,157,537
Affiliated dividend income	2,711	2,219
Securities lending income	955	1,816

Total investment income	1,598,519	1,161,572

Expenses:
Unitary management fees	98,292	53,470

Less: Waivers	(551)	(344)

Net expenses	97,741	53,126

Net investment income	1,500,778	1,108,446

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,137,760	679,805
Affiliated investment securities	(298)	(10)
In-kind redemptions	168,792	675,472

Net realized gain	1,306,254	1,355,267

Change in net unrealized appreciation on investment securities	1,920,469	309,388

Net realized and unrealized gain	3,226,723	1,664,655

Net increase in net assets resulting from operations	$4,727,501	$2,773,101

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Statements of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	Invesco Investment Grade Defensive ETF (IIGD)		Invesco Investment Grade Value ETF (IIGV)
	2020	2019	2020	2019
Operations:
Net investment income	$1,500,778	$406,031	$1,108,446	$391,205
Net realized gain	1,306,254	88,412	1,355,267	233,101
Change in net unrealized appreciation	1,920,469	1,006,262	309,388	1,141,284

Net increase in net assets resulting from operations	4,727,501	1,500,705	2,773,101	1,765,590

Distributions to Shareholders from:
Distributable earnings	(1,567,509)	(461,165)	(1,350,305)	(431,081)

Shareholder Transactions:
Proceeds from shares sold	21,277,639	58,268,165	13,794,077	34,507,192
Value of shares repurchased	(6,571,405)	-	(16,446,175)	-
Transaction fees	36,426	145,670	6,776	82,937

Net increase (decrease) in net assets resulting from share transactions	14,742,660	58,413,835	(2,645,322)	34,590,129

Net increase (decrease) in net assets	17,902,652	59,453,375	(1,222,526)	35,924,638

Net assets:
Beginning of year	65,744,265	6,290,890	42,231,829	6,307,191

End of year	$83,646,917	$65,744,265	$41,009,303	$42,231,829

Changes in Shares Outstanding:
Shares sold	800,000	2,250,000	500,000	1,300,000
Shares repurchased	(250,000)	-	(600,000)	-
Shares outstanding, beginning of year	2,500,001	250,001	1,550,001	250,001

Shares outstanding, end of year	3,050,001	2,500,001	1,450,001	1,550,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Financial Highlights

Invesco Investment Grade Defensive ETF (IIGD)

	Years Ended August 31,			For the Period July 23, 2018(a) Through August 31,
	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$26.30	$25.16		$25.00

Net investment income(b)	0.53	0.66		0.08
Net realized and unrealized gain on investments	1.14	1.03		0.13

Total from investment operations	1.67	1.69		0.21

Distributions to shareholders from:
Net investment income	(0.53)	(0.78)		(0.05)
Net realized gains	(0.02)	(0.01)		-

Total distributions	(0.55)	(0.79)		(0.05)

Transaction fees(b)	0.01	0.24		-

Net asset value at end of period	$27.43	$26.30		$25.16

Market price at end of period(c)	$27.41	$26.37		$25.17

Net Asset Value Total Return(d)	6.50%	7.81%		0.83	%(e)
Market Price Total Return(d)	6.13%	8.05%		0.87	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$83,647	$65,744		$6,291
Ratio to average net assets of:
Expenses, after Waivers	0.13%	0.15	%(f)	0.12	%(g)
Expenses, prior to Waivers	0.13%	0.15	%(f)	0.13	%(g)
Net investment income	1.98%	2.57	%(f)	3.16	%(g)
Portfolio turnover rate(h)	74%	71%		10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.67%. The market price total return from Fund Inception to August 31, 2018 was 0.83%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Financial Highlights–(continued)

Invesco Investment Grade Value ETF (IIGV)

	Years Ended August 31,			For the Period July 23, 2018(a) Through August 31,
	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$27.25	$25.23		$25.00

Net investment income(b)	0.73	0.86		0.10
Net realized and unrealized gain on investments	1.19	1.95		0.19

Total from investment operations	1.92	2.81		0.29

Distributions to shareholders from:
Net investment income	(0.73)	(0.95)		(0.06)
Net realized gains	(0.16)	(0.02)		-

Total distributions	(0.89)	(0.97)		(0.06)

Transaction fees(b)	0.00 (c)	0.18		-

Net asset value at end of period	$28.28	$27.25		$25.23

Market price at end of period(d)	$28.32	$27.32		$25.23

Net Asset Value Total Return(e)	7.25%	12.23%		1.14	%(f)
Market Price Total Return(e)	7.13%	12.51%		1.14	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$41,009	$42,232		$6,307
Ratio to average net assets of:
Expenses, after Waivers	0.13%	0.15	%(g)	0.13	%(h)
Expenses, prior to Waivers	0.13%	0.16	%(g)	0.13	%(h)
Net investment income	2.69%	3.31	%(g)	3.76	%(h)
Portfolio turnover rate(i)	178%	112%		16%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the Exchange) to August 31, 2018 was 0.78%. The market price total return from Fund Inception to August 31, 2018 was 0.78%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust on October 30, 2015 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Investment Grade Defensive ETF (IIGD)	“Investment Grade Defensive ETF”
Invesco Investment Grade Value ETF (IIGV)	“Investment Grade Value ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Investment Grade Defensive ETF	Invesco Investment Grade Defensive Index
Investment Grade Value ETF	Invesco Investment Grade Value Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

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Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the

24

Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Changing U.S. Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes or any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable

25

capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Valuation Risk. For certain Funds, Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from

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investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
Investment Grade Defensive ETF	0.13%
Investment Grade Value ETF	0.13%

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees for each Fund in the following amounts:

Investment Grade Defensive ETF	$551
Investment Grade Value ETF	344

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains*
Investment Grade Defensive ETF	$54,239	$ 801,228	$ 1,059
Investment Grade Value ETF	-	1,281,034	24,399

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

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NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investment Grade Defensive ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$82,706,772	$-	$82,706,772
Money Market Funds	648,673	1,080,969	-	1,729,642

Total Investments	$648,673	$83,787,741	$-	$84,436,414

Investment Grade Value ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$40,380,060	$-	$40,380,060
Money Market Funds	65,733	-	-	65,733

Total Investments	$65,733	$40,380,060	$-	$40,445,793

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020		2019
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Investment Grade Defensive ETF	$1,563,804	$3,705	$461,165	$-
Investment Grade Value ETF	1,302,800	47,505	431,081	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation- Investments	Shares of Beneficial Interest	Total Net Assets
Investment Grade Defensive ETF	$969,872	$145,096	$2,956,637	$79,575,312	$83,646,917
Investment Grade Value ETF	471,150	176,243	1,491,611	38,870,299	41,009,303

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds do not have any capital loss carryforwards as of August 31, 2020.

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NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Investment Grade Defensive ETF	$70,291,937	$55,655,595
Investment Grade Value ETF	76,154,072	71,991,097

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Investment Grade Defensive ETF	$6,618,904	$6,499,295
Investment Grade Value ETF	10,445,304	15,875,784

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
Investment Grade Defensive ETF	$2,972,836	$(16,199)	$2,956,637	$81,479,777
Investment Grade Value ETF	1,521,024	(29,413)	1,491,611	38,954,182

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Investment Grade Defensive ETF	$3,518	$(172,310)	$168,792
Investment Grade Value ETF	7,559	(683,026)	675,467

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in the Funds’ prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally in exchange for the deposit or delivery of cash. However, the Funds also reserve the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”).

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of

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collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF (two of the funds constituting Invesco Exchange- Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2020 and for the period July 23, 2018 (commencement of investment operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year ended August 31, 2020, the changes in each of their net assets for each of the two years in the period ended August 31, 2020, and each of the financial highlights for each of the two years in the period ended August 31, 2020 and for the period July 23, 2018 (commencement of investment operations) through August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Investment Grade Defensive ETF (IIGD)
Actual	$1,000.00	$1,036.00	0.13%	$0.67
Hypothetical (5% return before expenses)	1,000.00	1,024.48	0.13	0.66
Invesco Investment Grade Value ETF (IIGV)
Actual	1,000.00	1,030.30	0.13	0.66
Hypothetical (5% return before expenses)	1,000.00	1,024.48	0.13	0.66

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

	Qualified Dividend Income*	Dividends-Received Deduction*	Business Interest Income*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco Investment Grade Defensive ETF	0%	0%	61%	67%	$ 3,705	$ 63,026
Invesco Investment Grade Value ETF	0%	0%	70%	72%	$47,505	$194,354

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

35

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc.(alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly,Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds(2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

37

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

39

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

40

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary, Invesco Services (Bahamas) Private Limited (2012-2020); Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

41

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present);formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

42

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800)983-0903.

44

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 37 series (each, a “Fund” and together, the “Funds”):

Invesco BulletShares 2020 Corporate Bond ETF	Invesco BulletShares 2024 Municipal Bond ETF
Invesco BulletShares 2021 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2020 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US Small Company ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Emerging Markets ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US Small Company ETF
Invesco BulletShares 2021 Municipal Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

45

Approval of Investment Advisory Contracts–(continued)

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its own brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2020 Corporate Bond ETF, Invesco BulletShares 2021 Corporate Bond ETF, Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF and Invesco BulletShares 2028 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Municipal Bond ETF, Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF and Invesco BulletShares 2028 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFI™ Strategic US ETF;

●	0.23% of the Fund’s average daily net assets for each of Invesco RAFI™ Strategic Developed ex-US ETF and Invesco RAFI™ Strategic US Small Company ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 USD Emerging Markets Debt ETF, Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF and Invesco Russell 1000® Dynamic Multifactor ETF;

●	0.35% of the Fund’s average daily net assets for each of Invesco RAFI™ Strategic Developed ex-US Small Company ETF and Invesco RAFI™ Strategic Emerging Markets ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2020 High Yield Corporate Bond ETF, Invesco BulletShares 2021 High Yield Corporate Bond ETF, Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF and Invesco BulletShares 2026 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco BulletShares 2020 Corporate Bond ETF	X	X	X
Invesco BulletShares 2021 Corporate Bond ETF	X	X	X
Invesco BulletShares 2022 Corporate Bond ETF	X		X
Invesco BulletShares 2023 Corporate Bond ETF	X		X
Invesco BulletShares 2024 Corporate Bond ETF	X		X
Invesco BulletShares 2025 Corporate Bond ETF	X		X
Invesco BulletShares 2026 Corporate Bond ETF	X		X

46

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco BulletShares 2027 Corporate Bond ETF	X		X
Invesco BulletShares 2028 Corporate Bond ETF	X		X
Invesco BulletShares 2020 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2021 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2021 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2023 Municipal Bond ETF		N/A	X
Invesco BulletShares 2024 Municipal Bond ETF		N/A	X
Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2021 USD Emerging Markets Debt ETF	X	X	X
Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X	X	X
Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X	X	X
Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X	X	X
Invesco Investment Grade Defensive ETF	X	X	X
Invesco Investment Grade Value ETF	X	X	X
Invesco RAFITM Strategic Developed ex-US ETF	X	X	X
Invesco RAFITM Strategic Developed ex-US Small Company ETF	X	X	X
Invesco RAFITM Strategic Emerging Markets ETF	X		X
Invesco RAFITM Strategic US ETF	X	X	X
Invesco RAFITM Strategic US Small Company ETF	X		X
Invesco Russell 1000® Dynamic Multifactor ETF	X	X	X
Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

47

Approval of Investment Advisory Contracts–(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, index licensing fees and advisory fees for money market cash management vehicles. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for each Fund and is paid a licensing fee. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing the Funds because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2018 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary advisory fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed unitary advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the unitary advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, would serve as the index provider for each Fund and would be paid a licensing fee by the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

48

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SIFT-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2020 OMFL Invesco Russell 1000® Dynamic Multifactor ETF OMFS Invesco Russell 2000® Dynamic Multifactor ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the US Federal Reserve (“the Fed”) cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

1 Source: US Federal Reserve

2 Source: US Bureau of Economic Analysis

3

Management’s Discussion of Fund Performance
Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

As an index fund, the Invesco Russell 1000® Dynamic Multifactor ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Russell 1000® Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Frank Russell” or the “Index Provider”) compiles and maintains the Index. The Index is designed to select equity securities from within the Russell 1000® Index (the “Benchmark Index”), which measures the performance of the 1,000 largest capitalization companies in the United States. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors: value, momentum, quality, low volatility, and size. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic indicators and information regarding global risk appetite. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 10.29%. On a net asset value (“NAV”) basis, the Fund returned 10.23%. During the same time period, the Index returned 10.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 22.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and financials sectors and most underweight in the health care and information technology sectors during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight position and security selection in the information technology sector along with its security selection in the consumer discretionary sector.

For the fiscal year ended August 31, 2020, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the financials and materials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer staples and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Amazon.com, Inc., a consumer discretionary company (no longer held at fiscal year-end) and AES Corp. (The), a utilities company (portfolio average weight of 0.44%). Positions that detracted most significantly from the Fund’s return during the period included Raytheon Co., an industrials company (no longer held at fiscal year-end) and Mastercard, Inc., Class A, an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	23.12
Industrials	16.60
Consumer Discretionary	15.47
Materials	8.56
Information Technology	7.51
Health Care	5.87
Communication Services	5.76
Energy	5.39
Utilities	4.48
Real Estate	3.94
Consumer Staples	3.21
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Cardinal Health, Inc.	1.01
ViacomCBS, Inc., Class B	0.96
United Rentals, Inc.	0.85
Hewlett Packard Enterprise Co.	0.85
Royal Caribbean Cruises Ltd.	0.80
AES Corp. (The)	0.80
Delta Air Lines, Inc.	0.79
Synchrony Financial	0.75
Whirlpool Corp.	0.74
MGM Resorts International	0.72
Total	8.27

*	Excluding money market fund holdings.

4

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
		Average
Index	1 Year	Annualized	Cumulative
Russell 1000® Invesco Dynamic Multifactor Index	10.42%	11.36%	35.31%
Russell 1000® Index	22.50	13.56	42.98

Fund
NAV Return	10.23	11.06	34.28
Market Price Return	10.29	11.10	34.45

Oppenheimer Russell 1000® Dynamic Multifactor ETF (the “Predecessor Fund”) Inception: November 8, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

5

Management’s Discussion of Fund Performance
Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

As an index fund, the Invesco Russell 2000® Dynamic Multifactor ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Russell 2000® Invesco Dynamic Multifactor Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Frank Russell” or the “Index Provider”) compiles and maintains the Index. The Index is designed to select equity securities from within the Russell 2000® Index (the “Benchmark Index”), which measures the performance of 2,000 small-capitalization companies in the United States. The Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors: value, momentum, quality, low volatility, and size. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic indicators and information regarding global risk appetite. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (1.20)%. On a net asset value (“NAV”) basis, the Fund returned (1.13)%. During the same time period, the Index returned (0.59)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 6.02%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials and consumer discretionary sectors and most underweight in the health care and information technology sectors during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight position and security selection in the health care sector along with its overweight position and security selection in the energy sector.

For the fiscal year ended August 31, 2020, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and health care sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the real estate and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Quidel Corp., a health care company (no longer held at fiscal year-end) and Tupperware Brands Corp., a consumer discretionary company (portfolio average weight of 0.17%). Positions that detracted most significantly from the Fund’s return during the period included Essent Group Ltd., a financials company (no longer held at fiscal year-end) and Radian Group Inc., a financials company (no longer held at fiscal year-end)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	24.33
Industrials	20.19
Consumer Discretionary	19.31
Energy	7.37
Health Care	6.32
Materials	5.73
Information Technology	5.04
Communication Services	4.40
Real Estate	4.14
Sector Types Each Less Than 3%	3.07
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Owens & Minor, Inc.	1.15
Pitney Bowes, Inc.	0.91
Tupperware Brands Corp.	0.89
Hibbett Sports, Inc.	0.5
Signet Jewelers Ltd.	0.49
Community Health Systems, Inc.	0.49
Triple-S Management Corp., Class B	0.47
Lumber Liquidators Holdings, Inc.	0.47
Koppers Holdings, Inc.	0.46
Realogy Holdings Corp.	0.45
Total	6.28

*	Excluding money market fund holdings.

6

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		Fund Inception
		Average
Index	1 Year	Annualized	Cumulative
Russell 2000® Invesco Dynamic Multifactor Index	(0.59)%	1.81%	5.17%
Russell 2000® Index	6.02	3.33	9.64

Fund
NAV Return	(1.13)	1.31	3.72
Market Price Return	(1.20)	1.34	3.81

Oppenheimer Russell 2000® Dynamic Multifactor ETF (the “Predecessor Fund”) Inception: November 8, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

7

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

8

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-5.76%
CenturyLink, Inc.	499,218	$5,366,594
Discovery, Inc., Class A(b)(c)	104,862	2,313,780
Discovery, Inc., Class C(b)	220,522	4,403,824
DISH Network Corp., Class A(b)	104,606	3,715,605
Fox Corp., Class A	116,293	3,239,923
Fox Corp., Class B	75,316	2,093,785
GCI Liberty, Inc., Class A(b)	62,359	5,037,360
Interpublic Group of Cos., Inc. (The)	262,551	4,662,906
John Wiley & Sons, Inc., Class A	29,009	918,135
Lions Gate Entertainment Corp., Class A(b)(c)	39,883	388,460
Lions Gate Entertainment Corp., Class B(b)	76,921	696,904
News Corp., Class A	176,818	2,673,488
News Corp., Class B	57,312	863,692
Nexstar Media Group, Inc., Class A	26,078	2,503,749
Omnicom Group, Inc.	95,512	5,166,244
Telephone & Data Systems, Inc.	67,582	1,563,172
TripAdvisor, Inc.	67,518	1,577,896
United States Cellular Corp.(b)	9,621	350,012
ViacomCBS, Inc., Class B	340,870	9,493,229

		57,028,758

Consumer Discretionary-15.47%
Advance Auto Parts, Inc.	17,380	2,716,668
Aramark	153,441	4,228,834
AutoNation, Inc.(b)	39,556	2,249,154
BorgWarner, Inc.	139,804	5,674,644
Brunswick Corp.	19,987	1,236,995
Capri Holdings Ltd.(b)	95,365	1,510,582
Carnival Corp.	318,509	5,249,028
Carter’s, Inc.	28,758	2,289,712
Columbia Sportswear Co.	10,017	857,155
Darden Restaurants, Inc.	40,897	3,544,543
Dick’s Sporting Goods, Inc.	41,478	2,244,789
Expedia Group, Inc.	56,998	5,594,354
Extended Stay America, Inc.	118,945	1,485,623
Foot Locker, Inc.	69,527	2,108,754
Gap, Inc. (The)	122,687	2,133,527
Genuine Parts Co.	39,667	3,746,151
Graham Holdings Co., Class B	2,773	1,186,705
H&R Block, Inc.	129,625	1,879,563
Hanesbrands, Inc.	232,966	3,562,050
Harley-Davidson, Inc.	102,788	2,848,255
Hyatt Hotels Corp., Class A	23,511	1,328,136
Kohl’s Corp.	104,113	2,223,854
L Brands, Inc.	155,323	4,566,496
Lear Corp.	40,561	4,621,115
Leggett & Platt, Inc.	88,739	3,638,299
LKQ Corp.(b)	167,645	5,321,052
MGM Resorts International	317,929	7,153,403
Mohawk Industries, Inc.(b)	39,051	3,605,579
Newell Brands, Inc.	260,101	4,156,414
Nordstrom, Inc.(c)	73,369	1,173,904
Norwegian Cruise Line Holdings Ltd.(b)(c)	171,963	2,942,287
Penske Automotive Group, Inc.	21,361	1,007,598
Polaris, Inc.	39,054	3,946,016
PulteGroup, Inc.	136,795	6,099,689

	Shares	Value
Consumer Discretionary-(continued)
PVH Corp.	47,154	$2,629,307
Qurate Retail, Inc., Class A(b)	255,833	2,826,955
Ralph Lauren Corp.	32,118	2,210,682
Royal Caribbean Cruises Ltd.	115,554	7,954,737
Six Flags Entertainment Corp.	51,345	1,115,727
Skechers U.S.A., Inc., Class A(b)	81,622	2,436,417
Tapestry, Inc.	185,844	2,737,482
Tempur Sealy International, Inc.(b)	28,592	2,445,760
Thor Industries, Inc.	37,092	3,502,598
Toll Brothers, Inc.	77,797	3,284,589
Under Armour, Inc., Class A(b)(c)	126,470	1,240,671
Under Armour, Inc., Class C(b)	127,360	1,127,136
Whirlpool Corp.	41,175	7,317,621
Williams-Sonoma, Inc.	30,185	2,649,036
Wyndham Destinations, Inc.	56,409	1,635,297

		153,244,943

Consumer Staples-3.21%
Casey’s General Stores, Inc.	19,068	3,391,244
Coty, Inc., Class A	193,608	693,117
Energizer Holdings, Inc.	16,785	776,978
Flowers Foods, Inc.	60,259	1,473,935
Herbalife Nutrition Ltd.(b)	33,523	1,647,655
Ingredion, Inc.	43,509	3,499,864
Molson Coors Beverage Co., Class B	113,924	4,288,099
Nu Skin Enterprises, Inc., Class A	34,478	1,629,775
Pilgrim’s Pride Corp.(b)	35,403	566,448
Post Holdings, Inc.(b)	22,713	1,999,198
Seaboard Corp.	207	555,381
Spectrum Brands Holdings, Inc.	28,539	1,700,924
Sprouts Farmers Market, Inc.(b)	79,173	1,848,690
Tyson Foods, Inc., Class A	66,641	4,185,055
US Foods Holding Corp.(b)	147,638	3,594,985

		31,851,348

Energy-5.39%
Apache Corp.	253,693	3,754,656
Baker Hughes Co., Class A	168,142	2,401,068
Cabot Oil & Gas Corp.	153,448	2,910,909
Cheniere Energy, Inc.(b)	67,186	3,497,031
Cimarex Energy Co.	67,443	1,873,567
Continental Resources, Inc.(c)	50,199	862,419
Devon Energy Corp.	256,585	2,789,079
Diamondback Energy, Inc.	106,623	4,154,032
EQT Corp.	171,273	2,718,102
Equitrans Midstream Corp.	164,831	1,694,463
Halliburton Co.	297,341	4,810,977
Helmerich & Payne, Inc.	70,218	1,157,193
HollyFrontier Corp.	100,347	2,395,283
Marathon Oil Corp.	529,490	2,795,707
Murphy Oil Corp.	97,671	1,342,000
Noble Energy, Inc.	280,469	2,790,667
Occidental Petroleum Corp.	400,083	5,097,057
Parsley Energy, Inc., Class A	202,212	2,173,779
Targa Resources Corp.	154,752	2,632,331
WPX Energy, Inc.(b)	270,218	1,502,412

		53,352,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2020

	Shares	Value
Financials-23.12%
Affiliated Managers Group, Inc.	31,536	$2,164,946
AGNC Investment Corp.	156,050	2,201,866
Alleghany Corp.	7,074	3,922,957
Ally Financial, Inc.	252,457	5,776,216
American Financial Group, Inc.	49,512	3,309,877
American National Group, Inc.	4,973	373,025
Arch Capital Group Ltd.(b)	134,271	4,234,907
Associated Banc-Corp.	101,780	1,367,923
Assurant, Inc.	40,069	4,870,788
Assured Guaranty Ltd.	27,408	587,902
Athene Holding Ltd., Class A(b)	77,651	2,838,921
AXIS Capital Holdings Ltd.	55,690	2,659,754
Bank of Hawaii Corp.	16,383	901,720
Bank OZK	82,101	1,891,607
Brighthouse Financial, Inc.(b)	66,114	2,007,221
Cincinnati Financial Corp.	80,771	6,414,025
Citizens Financial Group, Inc.	193,375	5,002,611
CNA Financial Corp.	15,776	507,514
Comerica, Inc.	93,504	3,696,213
Credit Acceptance Corp.(b)(c)	2,981	1,153,051
Cullen/Frost Bankers, Inc.	23,171	1,609,458
Discover Financial Services	115,361	6,123,362
E*TRADE Financial Corp.	84,992	4,598,067
East West Bancorp, Inc.	91,825	3,377,323
Eaton Vance Corp.	53,883	2,210,281
Evercore, Inc., Class A	26,552	1,643,038
Everest Re Group Ltd.	25,712	5,658,697
F.N.B. Corp.	216,684	1,625,130
Fidelity National Financial, Inc.	101,409	3,329,257
Fifth Third Bancorp	193,395	3,995,541
First American Financial Corp.	72,879	3,831,249
First Citizens BancShares, Inc., Class A	4,423	1,738,902
First Hawaiian, Inc.	87,027	1,438,556
First Horizon National Corp.	207,024	1,977,079
Franklin Resources, Inc.	56,998	1,200,378
Globe Life, Inc.	38,854	3,204,678
Hanover Insurance Group, Inc. (The)	25,487	2,612,163
Hartford Financial Services Group, Inc. (The)	137,446	5,559,691
Huntington Bancshares, Inc.	483,946	4,553,932
Interactive Brokers Group, Inc., Class A	48,433	2,567,918
Invesco Ltd.(d)	253,376	2,584,435
Jefferies Financial Group, Inc.	152,300	2,671,342
Kemper Corp.	41,518	3,224,288
KeyCorp	399,172	4,917,799
Lazard Ltd., Class A	67,789	2,146,878
Lincoln National Corp.	51,252	1,847,635
Loews Corp.	126,262	4,527,755
LPL Financial Holdings, Inc.	44,436	3,650,862
M&T Bank Corp.	31,835	3,287,282
Markel Corp.(b)	3,386	3,680,006
Mercury General Corp.	18,322	819,543
MGIC Investment Corp.	226,915	2,080,811
New Residential Investment Corp.	97,532	754,898
New York Community Bancorp, Inc.	155,956	1,411,402
Old Republic International Corp.	190,207	3,064,235
OneMain Holdings, Inc.	43,671	1,269,953
PacWest Bancorp	78,418	1,496,215
People’s United Financial, Inc.	137,023	1,449,703
Pinnacle Financial Partners, Inc.	49,596	1,981,360

	Shares	Value
Financials-(continued)
Popular, Inc.	58,300	$2,159,432
Primerica, Inc.	14,836	1,852,275
Principal Financial Group, Inc.	160,972	6,778,531
Raymond James Financial, Inc.	32,284	2,444,544
Regions Financial Corp.	410,437	4,744,652
Reinsurance Group of America, Inc.	45,521	4,173,365
RenaissanceRe Holdings Ltd. (Bermuda)	22,979	4,222,161
Santander Consumer USA Holdings, Inc.	50,737	873,184
Signature Bank	23,784	2,307,762
SLM Corp.	251,470	1,921,231
Starwood Property Trust, Inc.	99,940	1,559,064
Sterling Bancorp	129,899	1,515,921
Synchrony Financial	300,497	7,455,331
Synovus Financial Corp.	98,220	2,148,071
TCF Financial Corp.	63,410	1,704,461
Umpqua Holdings Corp.	94,411	1,064,956
Unum Group	136,631	2,524,941
Voya Financial, Inc.	45,896	2,382,461
W.R. Berkley Corp.	28,164	1,747,576
Webster Financial Corp.	60,117	1,653,218
Western Alliance Bancorporation	65,624	2,316,527
White Mountains Insurance Group Ltd.	917	817,414
Wintrust Financial Corp.	38,406	1,671,429
Zions Bancorporation N.A	105,020	3,377,443

		229,020,096

Health Care-5.87%
Acadia Healthcare Co., Inc.(b)	59,044	1,825,050
AmerisourceBergen Corp.	34,385	3,336,377
Cardinal Health, Inc.	197,111	10,005,354
Change Healthcare, Inc.(b)	162,840	2,304,186
DaVita, Inc.(b)	56,008	4,859,254
Encompass Health Corp.	49,371	3,220,964
Envista Holdings Corp.(b)	107,265	2,573,287
Henry Schein, Inc.(b)	96,238	6,394,053
Jazz Pharmaceuticals PLC(b)	35,845	4,817,210
Molina Healthcare, Inc.(b)	34,461	6,374,251
Mylan N.V.(b)	348,356	5,706,071
Premier, Inc., Class A	37,213	1,218,726
Universal Health Services, Inc., Class B	49,737	5,488,478

		58,123,261

Industrials-16.60%
Acuity Brands, Inc.	26,418	2,887,223
ADT, Inc.	63,005	671,003
AECOM(b)	102,687	4,057,163
AGCO Corp.	41,507	2,951,148
Air Lease Corp.	71,603	2,225,421
Alaska Air Group, Inc.	80,605	3,139,565
Allison Transmission Holdings, Inc.	75,712	2,715,789
AMERCO	4,770	1,692,825
American Airlines Group, Inc.(c)	282,539	3,687,134
Armstrong World Industries, Inc.	12,586	928,092
C.H. Robinson Worldwide, Inc.	37,800	3,715,740
Carlisle Cos., Inc.	22,163	2,902,245
Clean Harbors, Inc.(b)	32,513	1,986,544
Copa Holdings S.A., Class A (Panama)	21,091	1,123,096
Crane Co	32,720	1,849,989
Curtiss-Wright Corp.	20,617	2,109,531
Delta Air Lines, Inc.	253,408	7,817,637
Flowserve Corp.	87,427	2,594,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
FTI Consulting, Inc.(b)	8,671	$995,084
Gates Industrial Corp. PLC(b)	29,936	337,977
GrafTech International Ltd.	45,649	304,022
HD Supply Holdings, Inc.(b)	108,968	4,321,671
Hexcel Corp.	56,017	2,206,510
Howmet Aerospace, Inc.	265,319	4,648,389
Hubbell, Inc.	17,106	2,479,002
Huntington Ingalls Industries, Inc.	17,232	2,610,993
Ingersoll Rand, Inc.(b)	10	365
ITT, Inc.	28,908	1,815,711
JetBlue Airways Corp.(b)	181,112	2,086,410
Kirby Corp.(b)	40,043	1,699,425
Knight-Swift Transportation Holdings, Inc.	38,091	1,731,617
Landstar System, Inc.	16,293	2,168,435
Lincoln Electric Holdings, Inc.	20,590	1,991,259
Macquarie Infrastructure Corp.	49,370	1,383,347
ManpowerGroup, Inc.	38,942	2,854,838
Middleby Corp. (The)(b)	37,036	3,625,824
MSC Industrial Direct Co., Inc., Class A	28,114	1,852,713
Nielsen Holdings PLC	136,222	2,081,472
nVent Electric PLC	100,782	1,926,952
Oshkosh Corp.	45,505	3,504,340
Owens Corning	72,332	4,892,536
Quanta Services, Inc.	91,937	4,711,771
Regal Beloit Corp.	27,235	2,692,452
Robert Half International, Inc.	61,368	3,264,778
Ryder System, Inc.	35,241	1,441,357
Schneider National, Inc., Class B	39,671	1,073,497
Sensata Technologies Holding PLC(b)	54,104	2,252,891
Snap-on, Inc.	21,581	3,199,815
Southwest Airlines Co.	135,877	5,106,258
Spirit AeroSystems Holdings, Inc., Class A	70,417	1,447,774
Textron, Inc.	154,039	6,073,758
Timken Co. (The)	42,578	2,307,302
Trinity Industries, Inc.	61,009	1,248,854
United Airlines Holdings, Inc.(b)	196,087	7,059,132
United Rentals, Inc.(b)	47,694	8,444,223
Univar Solutions, Inc.(b)	112,091	2,038,935
Valmont Industries, Inc.	14,062	1,786,577
Vertiv Holdings Co.(b)	133,881	2,172,889
Woodward, Inc.	25,360	2,173,098
XPO Logistics, Inc.(b)	61,370	5,417,130

		164,486,361

Information Technology-7.51%
Alliance Data Systems Corp.	31,454	1,418,890
Arrow Electronics, Inc.(b)	52,423	4,118,351
Avnet, Inc.	65,876	1,812,249
CACI International, Inc., Class A(b)	15,328	3,589,664
CDK Global, Inc.	55,606	2,592,352
Ciena Corp.(b)	78,980	4,483,694
CommScope Holding Co., Inc.(b)	129,844	1,337,393
Dell Technologies, Inc., Class C(b)	103,347	6,829,170
DXC Technology Co.	170,401	3,404,612
EchoStar Corp., Class A(b)	32,289	948,651
Euronet Worldwide, Inc.(b)	20,086	2,076,491
Hewlett Packard Enterprise Co.	870,339	8,416,178
Jabil, Inc.	98,724	3,371,425
NCR Corp.(b)	85,402	1,745,617
NetApp, Inc.	115,073	5,453,309

	Shares	Value
Information Technology-(continued)
ON Semiconductor Corp.(b)	238,711	$5,101,254
Sabre Corp.	185,380	1,295,806
Science Applications International Corp.	39,032	3,257,611
Switch, Inc., Class A	42,556	731,963
SYNNEX Corp.	27,953	3,554,224
Teradata Corp.(b)	53,227	1,296,077
ViaSat, Inc.(b)	38,716	1,539,348
Western Union Co. (The)	159,151	3,754,372
Xerox Holdings Corp.	121,486	2,291,226

		74,419,927

Materials-8.56%
Ashland Global Holdings, Inc.	37,009	2,727,193
Axalta Coating Systems Ltd.(b)	85,365	2,035,955
Berry Global Group, Inc.(b)	89,900	4,633,446
Cabot Corp.	37,399	1,384,137
Celanese Corp.	31,941	3,230,832
CF Industries Holdings, Inc.	143,530	4,683,384
Chemours Co. (The)	109,772	2,267,889
Crown Holdings, Inc.(b)	59,837	4,598,473
Eagle Materials, Inc.	16,467	1,346,507
Eastman Chemical Co.	64,165	4,691,103
Graphic Packaging Holding Co.	186,734	2,610,541
Huntsman Corp.	134,545	2,908,863
International Paper Co.	183,133	6,642,234
Mosaic Co. (The)	133,660	2,436,622
NewMarket Corp.	1,815	676,069
Nucor Corp.	147,442	6,702,713
Olin Corp.	95,767	1,077,379
Packaging Corp. of America	28,078	2,842,617
Reliance Steel & Aluminum Co.	42,654	4,473,125
Scotts Miracle-Gro Co. (The)	10,477	1,765,689
Sealed Air Corp.	75,113	2,951,941
Silgan Holdings, Inc.	52,833	2,010,824
Sonoco Products Co.	48,151	2,553,448
Steel Dynamics, Inc.	136,221	4,021,244
Valvoline, Inc.	96,861	1,975,964
W.R. Grace & Co.	22,584	919,395
Westlake Chemical Corp.	22,783	1,351,488
Westrock Co.	173,646	5,266,683

		84,785,758

Real Estate-3.94%
Apartment Investment & Management Co., Class A	32,813	1,182,252
Apple Hospitality REIT, Inc.	140,848	1,432,424
Brandywine Realty Trust	57,762	642,891
Brixmor Property Group, Inc.	168,814	1,992,005
CBRE Group, Inc., Class A(b)	72,574	3,413,155
Corporate Office Properties Trust	33,270	819,773
Douglas Emmett, Inc.	35,601	993,980
Empire State Realty Trust, Inc., Class A	98,235	618,881
EPR Properties	44,084	1,424,354
Equity Commonwealth	29,209	916,871
Host Hotels & Resorts, Inc.	273,186	3,067,879
Howard Hughes Corp. (The)(b)	8,297	490,436
Iron Mountain, Inc.(c)	60,872	1,831,638
Jones Lang LaSalle, Inc.	34,639	3,569,203
Kimco Realty Corp.	123,682	1,482,947
Lamar Advertising Co., Class A	15,734	1,089,265
Outfront Media, Inc.	96,591	1,635,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2020

	Shares	Value
Real Estate-(continued)
Paramount Group, Inc.	51,783	$383,194
Park Hotels & Resorts, Inc.	160,817	1,526,153
SL Green Realty Corp.	34,607	1,618,223
Spirit Realty Capital, Inc.	31,014	1,101,307
STORE Capital Corp.	46,030	1,244,651
Taubman Centers, Inc.	23,836	912,919
Vornado Realty Trust	118,894	4,259,972
Weingarten Realty Investors	81,491	1,423,648

		39,073,307

Utilities-4.48%
AES Corp. (The)	446,184	7,919,766
CenterPoint Energy, Inc.	303,991	6,101,099
Hawaiian Electric Industries, Inc.	49,096	1,699,212
MDU Resources Group, Inc.	133,933	3,163,497
National Fuel Gas Co.	55,617	2,538,360
NiSource, Inc.	103,604	2,295,865
NRG Energy, Inc.	164,400	5,657,004
OGE Energy Corp.	59,962	1,910,389
PG&E Corp.(b)	356,311	3,299,440
UGI Corp.	111,990	3,867,015
Vistra Corp.	310,633	5,973,473

		44,425,120

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $956,799,798)		989,811,611

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.47%
Invesco Private Government Fund, 0.03%(d)(e)(f)	10,933,477	$10,933,477
Invesco Private Prime Fund, 0.14%(d)(e)(f)	3,647,101	3,647,831

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,581,308)		14,581,308

TOTAL INVESTMENTS IN SECURITIES-101.38% (Cost $971,381,106)		1,004,392,919
OTHER ASSETS LESS LIABILITIES-(1.38)%		(13,659,483)

NET ASSETS-100.00%		$990,733,436

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	Appreciation	(Loss)	August 31, 2020	Income
Invesco Ltd.	$-	$9,143,250	$(7,234,668)	$129,807	$546,046	$2,584,435	$99,998
Investments in Affiliated
Money Market Funds:
Invesco Premier
U.S. Government Money
Portfolio, Institutional Class	787,803	26,665,743	(27,453,546)	-	-	-	7,386
Investments Purchased with
Cash Collateral from
Securities on Loan:
Invesco Government & Agency
Portfolio, Institutional Class	1,596,301	61,933,848	(63,530,149)	-	-	-	57,163	*
Invesco Liquid Assets Portfolio,
Institutional Class	532,100	18,378,743	(18,910,074)	-	(769)	-	21,178	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)–(continued)

August 31, 2020

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	Appreciation	(Loss)	August 31, 2020	Income
Invesco Private Government Fund	$-	$41,310,667	$(30,377,190)	$-	$-	$10,933,477	$1,184	*
Invesco Private Prime Fund	-	11,567,709	(7,920,283)	-	405	3,647,831	917	*

Total	$2,916,204	$168,999,960	$(155,425,910)	$129,807	$545,682	$17,165,743	$187,826

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-4.40%
Alaska Communications Systems Group, Inc.	25,282	$56,632
AMC Entertainment Holdings, Inc., Class A	25,222	148,305
Cincinnati Bell, Inc.(b)	3,890	58,583
Consolidated Communications Holdings, Inc.(b)	21,979	170,997
DHI Group, Inc.(b)	14,382	34,948
Emerald Holding, Inc.	11,567	31,925
Entercom Communications Corp., Class A	50,792	76,188
Entravision Communications Corp., Class A	16,724	25,420
Fluent, Inc.(b)	11,573	35,876
Gannett Co., Inc.	25,658	44,388
Gogo, Inc.(b)(c)	15,958	82,024
Hemisphere Media Group, Inc.(b)	1,542	13,724
IDT Corp., Class B(b)	7,187	46,859
iHeartCommunications, Inc., Class A(b)(c)	15,412	142,099
Liberty Latin America Ltd., Class A (Chile)(b)(c)	9,880	96,824
Liberty TripAdvisor Holdings, Inc., Class A(b)	35,412	99,154
Loral Space & Communications, Inc.	1,093	25,762
Marcus Corp. (The)	7,235	113,372
Meet Group, Inc. (The)(b)	4,977	31,355
Meredith Corp.	7,489	104,846
MSG Networks, Inc., Class A(b)	8,190	79,771
National CineMedia, Inc.	30,265	109,257
ORBCOMM, Inc.(b)	9,291	37,257
QuinStreet, Inc.(b)	4,198	55,204
Saga Communications, Inc., Class A	1,015	22,838
Sinclair Broadcast Group, Inc., Class A(c)	3,257	67,778
Spok Holdings, Inc.	1,507	16,336
Tribune Publishing Co.	2,747	31,178
WideOpenWest, Inc.(b)	10,143	58,322

		1,917,222

Consumer Discretionary-19.31%
Abercrombie & Fitch Co., Class A	9,400	122,294
American Axle & Manufacturing Holdings, Inc.(b)	11,874	92,380
American Public Education, Inc.(b)	858	26,976
America’s Car-Mart, Inc.(b)	804	80,802
At Home Group, Inc.(b)	7,806	149,173
BBX Capital Corp.	6,080	93,632
Beazer Homes USA, Inc.(b)	11,012	134,787
Bed Bath & Beyond, Inc.(c)	9,705	118,207
Biglari Holdings, Inc., Class B(b)	436	43,208
BJ’s Restaurants, Inc.	5,352	168,695
Bloomin’ Brands, Inc.	6,738	96,623
Bluegreen Vacations Corp.(c)	1,562	8,685
Boot Barn Holdings, Inc.(b)(c)	1,849	52,197
Buckle, Inc. (The)	2,685	50,317
Caleres, Inc.	18,562	144,969
Camping World Holdings, Inc., Class A	2,012	58,469
Carriage Services, Inc.	2,046	45,298
Carrols Restaurant Group, Inc.(b)	16,869	112,348
Cato Corp. (The), Class A	10,195	81,560
Century Casinos, Inc.(b)	3,150	19,372
Cheesecake Factory, Inc. (The)(c)	2,763	81,591
Chico’s FAS, Inc.	57,914	74,130
Children’s Place, Inc. (The)(c)	2,511	50,132
Chuy’s Holdings, Inc.(b)	3,679	81,821
Citi Trends, Inc.	5,317	102,778

	Shares	Value
Consumer Discretionary-(continued)
Clarus Corp.	2,233	$28,113
Collectors Universe, Inc.	1,098	48,850
Conn’s, Inc.(b)	8,503	108,668
Container Store Group, Inc. (The)(b)(c)	7,530	32,002
Cooper-Standard Holdings, Inc.(b)	8,108	146,917
Dave & Buster’s Entertainment, Inc.(c)	8,612	143,218
Denny’s Corp.(b)	5,168	59,225
Designer Brands, Inc., Class A	22,352	157,582
Dillard’s, Inc., Class A(c)	1,644	49,665
Dine Brands Global, Inc.	1,302	77,547
Duluth Holdings, Inc., Class B(b)	5,238	50,704
El Pollo Loco Holdings, Inc.(b)	1,318	23,553
Escalade, Inc.	2,556	46,340
Ethan Allen Interiors, Inc.	7,707	109,748
Everi Holdings, Inc.(b)	7,267	56,392
Express, Inc.(b)	30,092	33,402
Fiesta Restaurant Group, Inc.(b)	2,600	26,052
Fossil Group, Inc.(b)	9,112	58,636
Funko, Inc., Class A(b)(c)	11,778	68,784
Genesco, Inc.(b)	6,858	133,731
G-III Apparel Group Ltd.(b)	12,083	133,638
Golden Entertainment, Inc.(b)	4,395	56,432
Green Brick Partners, Inc.(b)	1,712	24,379
Group 1 Automotive, Inc.	1,022	88,342
Groupon, Inc.(b)	1,826	58,122
Guess?, Inc.(c)	8,053	92,609
Hamilton Beach Brands Holding Co., Class A	3,355	73,307
Haverty Furniture Cos., Inc.	5,293	111,788
Hibbett Sports, Inc.(b)	6,511	217,272
Hooker Furniture Corp.	5,648	139,223
Houghton Mifflin Harcourt Co.(b)	51,281	115,895
Hudson Ltd., Class A(b)	19,243	145,092
Kontoor Brands, Inc.	5,979	132,136
Lakeland Industries, Inc.(b)(c)	1,165	23,801
Lands’ End, Inc.(b)	5,734	76,721
Legacy Housing Corp.(b)	671	10,246
Lifetime Brands, Inc.	5,219	51,251
Lindblad Expeditions Holdings, Inc.(b)	3,002	29,735
Lumber Liquidators Holdings, Inc.(b)	8,523	204,467
M/I Homes, Inc.(b)	1,588	67,585
Marine Products Corp.	752	10,866
MarineMax, Inc.(b)	3,814	112,170
MasterCraft Boat Holdings, Inc.(b)	5,047	105,533
Michaels Cos., Inc. (The)(b)(c)	16,924	190,395
Modine Manufacturing Co.(b)	23,055	156,082
Movado Group, Inc.	7,657	83,538
Nathan’s Famous, Inc.	311	16,312
Noodles & Co.(b)	6,107	46,474
OneWater Marine, Inc., Class A(b)(c)	2,244	64,134
Oxford Industries, Inc.	1,372	67,955
PlayAGS, Inc.(b)	10,749	42,996
RCI Hospitality Holdings, Inc.	4,196	80,227
Red Robin Gourmet Burgers, Inc.(b)(c)	6,320	70,152
Regis Corp.(b)	2,758	20,382
Rocky Brands, Inc.	2,587	62,295
Ruth’s Hospitality Group, Inc.	12,411	127,523
Shoe Carnival, Inc.(c)	2,738	90,025
Signet Jewelers Ltd.	12,375	213,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2020

	Shares	Value
Consumer Discretionary-(continued)
Sleep Number Corp.(b)	1,919	$92,112
Sonic Automotive, Inc., Class A	2,866	121,117
Sportsman’s Warehouse Holdings, Inc.(b)	5,906	92,695
Stoneridge, Inc.(b)	2,365	47,773
Superior Group of Cos., Inc.	4,502	104,176
Target Hospitality Corp.(b)	7,560	10,962
Tenneco, Inc., Class A(b)	16,161	131,389
Tilly’s, Inc., Class A	10,903	69,125
Tupperware Brands Corp.	23,777	387,327
Turtle Beach Corp.(b)	5,953	116,500
Twin River Worldwide Holdings, Inc.	1,208	28,907
Unifi, Inc.(b)	3,177	38,855
Universal Electronics, Inc.(b)	793	32,576
Universal Technical Institute, Inc.(b)	3,454	24,351
Vera Bradley, Inc.(b)	8,670	45,691
VOXX International Corp.(b)	3,716	23,336
Weyco Group, Inc.	1,652	29,736
Zumiez, Inc.(b)	2,381	61,144

		8,420,161

Consumer Staples-2.55%
Alico, Inc.	1,362	44,020
Andersons, Inc. (The)	10,359	183,665
BellRing Brands, Inc., Class A(b)	2,434	47,317
Chefs’ Warehouse, Inc. (The)(b)	5,153	76,316
Craft Brew Alliance, Inc.(b)	826	12,902
Farmer Brothers Co.(b)	2,961	18,625
HF Foods Group, Inc.(b)	2,547	20,223
Ingles Markets, Inc., Class A	2,759	111,464
Landec Corp.(b)	3,543	36,280
Lifevantage Corp.(b)	2,119	31,827
Limoneira Co.	1,058	15,309
Natural Grocers by Vitamin Cottage, Inc.	2,224	26,065
Nature’s Sunshine Products, Inc.(b)	1,999	22,069
Oil-Dri Corp.of America	944	33,059
Rite Aid Corp.(b)	6,984	90,932
Seneca Foods Corp., Class A(b)	2,721	128,867
SpartanNash Co.	4,573	91,368
Turning Point Brands, Inc.	572	16,531
Village Super Market, Inc., Class A	4,071	103,566

		1,110,405

Energy-7.37%
Adams Resources & Energy, Inc.	1,039	22,100
Antero Resources Corp.(b)(c)	24,845	80,001
Arch Resources, Inc.	4,119	155,163
Ardmore Shipping Corp. (Ireland)	3,117	11,533
Berry Corp.	28,402	111,904
Bonanza Creek Energy, Inc.(b)	7,314	146,573
Bristow Group, Inc.(b)	1,237	23,392
Clean Energy Fuels Corp.(b)	9,263	24,454
CONSOL Energy, Inc.(b)	12,658	65,442
Diamond S Shipping, Inc.(b)	2,567	21,024
DMC Global, Inc.	2,001	70,895
Dorian LPG Ltd.(b)	8,903	75,141
Earthstone Energy, Inc., Class A(b)	11,013	32,268
Evolution Petroleum Corp.	13,382	36,533
Exterran Corp.(b)	12,786	58,816
Falcon Minerals Corp.	19,149	53,809
Goodrich Petroleum Corp.(b)	4,369	36,044
Green Plains, Inc.(b)	2,465	32,982

	Shares	Value
Energy-(continued)
Gulfport Energy Corp.(b)	71,644	$50,559
Helix Energy Solutions Group, Inc.(b)	28,300	101,314
Kosmos Energy Ltd. (Ghana)	54,638	80,318
Liberty Oilfield Services, Inc., Class A	20,155	130,000
Matador Resources Co.(b)(c)	9,597	93,379
Matrix Service Co.(b)	11,778	108,829
Montage Resources Corp.(b)	10,636	54,882
Nabors Industries Ltd.	3,197	127,816
NACCO Industries, Inc., Class A	1,757	36,018
National Energy Services Reunited Corp.(b)	2,725	20,546
Newpark Resources, Inc.(b)	43,246	84,330
NexTier Oilfield Solutions, Inc.(b)	24,016	60,520
Oil States International, Inc.(b)	15,138	66,456
Overseas Shipholding Group, Inc., Class A(b)	30,626	64,621
Par Pacific Holdings, Inc.(b)	10,849	94,169
Patterson-UTI Energy, Inc.	19,879	76,534
Peabody Energy Corp.	25,043	65,362
Penn Virginia Corp.(b)(c)	6,696	76,468
PrimeEnergy Resources Corp.(b)	112	7,531
ProPetro Holding Corp.(b)	22,729	142,738
REX American Resources Corp.(b)	487	30,087
RPC, Inc.(b)	3,925	12,285
SEACOR Holdings, Inc.(b)	2,361	74,631
Select Energy Services, Inc., Class A(b)	9,187	43,822
SM Energy Co.	30,544	74,222
Solaris Oilfield Infrastructure, Inc., Class A	12,799	99,576
Talos Energy, Inc.(b)	1,101	8,268
US Silica Holdings, Inc.	35,262	157,268
W&T Offshore, Inc.(b)(c)	36,025	80,336
Whiting Petroleum Corp.(b)(c)	42,587	34,048

		3,215,007

Financials-24.33%
1st Constitution Bancorp	1,952	23,756
ACNB Corp.	1,531	32,182
Alerus Financial Corp.	1,780	36,650
Allegiance Bancshares, Inc.	1,513	38,460
Altabancorp	1,280	26,394
Amalgamated Bank, Class A	2,702	31,803
A-Mark Precious Metals, Inc.(b)	2,428	58,078
Amerant Bancorp, Inc.(b)	2,923	38,437
American National Bankshares, Inc.	1,433	32,300
Ames National Corp.	1,524	30,404
Ares Commercial Real Estate Corp.	6,699	66,722
Arlington Asset Investment Corp., Class A	17,271	46,977
Arrow Financial Corp.	1,020	29,223
Atlantic Capital Bancshares, Inc.(b)	7,795	89,915
Atlanticus Holdings Corp.(b)	2,192	18,632
Auburn National Bancorporation, Inc.	239	9,746
B. Riley Financial, Inc.	1,696	45,419
Banc of California, Inc.	2,732	30,025
Banco Latinoamericano de Comercio Exterior S.A., Class E (Panama)	5,927	72,191
Bank First Corp.	346	21,590
Bank of Commerce Holdings	3,944	28,988
Bank of Marin Bancorp	875	27,851
Bank of Princeton (The)	990	19,285
Bank7 Corp.	850	8,704
BankFinancial Corp.	3,159	22,934
Bankwell Financial Group, Inc.	1,756	27,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
Bar Harbor Bankshares	1,985	$40,216
BayCom Corp.(b)	1,959	22,695
BCB Bancorp, Inc.	3,901	31,774
Berkshire Hills Bancorp, Inc.	6,608	60,661
BGC Partners, Inc., Class A	27,226	68,609
Blucora, Inc.(b)	5,721	68,251
Boston Private Financial Holdings, Inc.	7,661	45,506
Bridge Bancorp, Inc.	2,133	42,681
Bridgewater Bancshares, Inc.(b)	3,145	30,569
Brightsphere Investment Group, Inc.	4,225	58,558
BRP Group, Inc., Class A(b)	1,317	36,231
Bryn Mawr Bank Corp.	1,695	46,002
Business First Bancshares, Inc.	1,328	19,216
Byline Bancorp, Inc.	2,200	27,808
C&F Financial Corp.	520	16,624
California Bancorp, Inc.(b)	1,336	17,381
Cambridge Bancorp	451	24,733
Camden National Corp.	1,044	34,092
Capital City Bank Group, Inc	1,845	37,398
Capstead Mortgage Corp.	6,323	39,013
Carter Bank & Trust	6,815	48,318
CB Financial Services, Inc.	1,187	22,078
CBTX, Inc.	1,282	20,191
Central Pacific Financial Corp.	3,347	51,845
Central Valley Community Bancorp	2,078	24,998
Century Bancorp, Inc., Class A	387	27,264
Chemung Financial Corp.	1,267	36,376
Cherry Hill Mortgage Investment Corp.	1,884	18,011
ChoiceOne Financial Services, Inc.	569	16,222
Citizens & Northern Corp.	1,528	26,190
Citizens Holding Co.(c)	711	15,237
Citizens, Inc.(b)(c)	7,833	45,823
Civista Bancshares, Inc.	3,435	45,857
CNB Financial Corp.	3,623	57,787
Coastal Financial Corp.(b)	1,557	21,409
Codorus Valley Bancorp, Inc.	2,819	36,365
Colony Bankcorp, Inc.	1,294	14,234
Community Bankers Trust Corp.	6,352	32,586
Community Financial Corp. (The)	1,181	26,265
Community Trust Bancorp, Inc.	1,110	35,820
ConnectOne Bancorp, Inc.	2,601	39,327
County Bancorp, Inc.	1,324	25,553
Crawford & Co., Class A	7,755	53,199
CrossFirst Bankshares, Inc.(b)	3,460	31,936
Curo Group Holdings Corp.	8,925	68,722
Customers Bancorp, Inc.(b)	8,267	105,570
Diamond Hill Investment Group, Inc.	587	72,735
Dime Community Bancshares, Inc.	2,470	31,863
Donegal Group, Inc., Class A	2,808	40,519
Donnelley Financial Solutions, Inc.(b)	12,433	135,520
Eagle Bancorp Montana, Inc.	965	17,013
Ellington Financial, Inc.(c)	4,902	61,079
Ellington Residential Mortgage REIT	2,635	29,934
Encore Capital Group, Inc.(b)	1,753	80,533
Enova International, Inc.(b)	9,566	163,387
Enterprise Bancorp, Inc.	1,772	38,506
Equity Bancshares, Inc., Class A(b)	3,587	57,033
Esquire Financial Holdings, Inc.(b)	1,428	23,562
ESSA Bancorp, Inc.	1,707	21,850
Evans Bancorp, Inc.	1,408	32,102

	Shares	Value
Financials-(continued)
EZCORP, Inc., Class A(b)	19,505	$104,937
Farmers & Merchants Bancorp, Inc.	1,320	28,446
Farmers National Banc Corp.	3,351	39,073
FBL Financial Group, Inc., Class A	540	20,007
Federal Agricultural Mortgage Corp., Class C	533	36,324
FedNat Holding Co.	4,793	40,693
Fidelity D&D Bancorp, Inc.	606	27,403
Financial Institutions, Inc.	4,175	71,935
First Bancorp, Inc.	1,790	38,091
First Bancshares, Inc. (The)	1,702	36,491
First Bank	3,690	24,059
First Business Financial Services, Inc.	3,114	48,267
First Capital, Inc.(c)	334	20,397
First Choice Bancorp	4,796	67,863
First Community Bancshares, Inc.	2,068	39,788
First Community Corp.	1,285	16,294
First Financial Corp.	1,063	36,557
First Guaranty Bancshares, Inc.	1,449	18,591
First Internet Bancorp	725	10,592
First Mid Bancshares, Inc.	1,693	44,086
First Northwest Bancorp	1,448	16,073
First of Long Island Corp. (The)	2,978	45,757
First United Corp.	2,355	26,965
Flushing Financial Corp.	6,110	74,114
FNCB Bancorp, Inc.	4,043	23,652
Franklin Financial Services Corp.	1,393	33,209
FS Bancorp, Inc.	702	27,813
FVCBankcorp, Inc.(b)	2,674	28,184
GAMCO Investors, Inc., Class A	2,601	32,825
Granite Point Mortgage Trust, Inc.	19,704	130,835
Great Ajax Corp.	3,131	28,555
Great Southern Bancorp, Inc.	918	35,380
Great Western Bancorp, Inc.	4,763	66,349
Greene County Bancorp, Inc.	515	12,082
Greenhill & Co., Inc.	3,351	37,598
Greenlight Capital Re Ltd., Class A(b)	4,492	32,657
Guaranty Bancshares, Inc.	986	26,080
Hanmi Financial Corp.	7,918	75,459
Hawthorn Bancshares, Inc.	1,715	31,419
HBT Financial, Inc.	2,285	27,077
HCI Group, Inc.	882	48,263
Heritage Commerce Corp.	4,061	28,143
Heritage Insurance Holdings, Inc.	6,798	88,714
Hingham Institution for Savings (The)	166	30,438
Home Bancorp, Inc.	2,005	48,441
HomeStreet, Inc.	3,291	90,075
HomeTrust Bancshares, Inc.	1,939	27,204
Horizon Bancorp, Inc.	9,014	100,776
Howard Bancorp, Inc.(b)	2,397	23,515
Independence Holding Co.	375	13,125
Independent Bank Corp.	4,013	59,834
Invesco Mortgage Capital, Inc.(c)(d)	51,006	153,018
Investar Holding Corp.	2,615	35,564
Investors Title Co.	251	34,151
Lakeland Bancorp, Inc.	4,246	45,135
Landmark Bancorp, Inc./Manhattan KS	743	15,610
LCNB Corp.	2,174	31,871
Level One Bancorp, Inc.	886	14,265
Limestone Bancorp, Inc.(b)	1,607	17,275
Luther Burbank Corp.	1,395	12,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
Macatawa Bank Corp.	4,519	$33,079
Mackinac Financial Corp.	2,080	20,842
MainStreet Bancshares, Inc.(b)	2,079	26,653
Marlin Business Services Corp.	3,960	26,532
Mercantile Bank Corp	2,127	46,454
Meridian Bancorp, Inc.	2,955	34,396
Meridian Corp.	2,122	31,130
Meta Financial Group, Inc.	4,187	80,725
Metrocity Bankshares, Inc.	2,883	39,324
Metropolitan Bank Holding Corp.(b)	1,649	51,070
MFA Financial, Inc.	58,339	156,348
Mid Penn Bancorp, Inc.	1,324	25,474
Middlefield Banc Corp.	1,339	25,441
Midland States Bancorp, Inc.	6,314	92,248
MidWestOne Financial Group, Inc.	2,976	56,514
MMA Capital Holdings, Inc.(b)	2,331	54,732
Mr. Cooper Group, Inc.(b)	5,787	106,047
MVB Financial Corp.	1,732	24,594
National Bankshares, Inc.	937	23,266
National Western Life Group, Inc., Class A	368	80,956
New York Mortgage Trust, Inc.	22,181	58,558
NI Holdings, Inc.(b)	1,161	18,947
Nicolet Bankshares, Inc.(b)	523	31,390
Northeast Bank	1,792	33,439
Northfield Bancorp, Inc.	2,523	24,372
Northrim BanCorp, Inc.	1,180	31,754
Norwood Financial Corp.	1,102	27,274
Oak Valley Bancorp(c)	1,758	23,733
OFG Bancorp	3,623	46,519
Ohio Valley Banc Corp.	916	20,885
Old Second Bancorp, Inc.	9,220	75,327
OP Bancorp	4,748	28,963
Oportun Financial Corp.(b)	9,414	118,146
Oppenheimer Holdings, Inc., Class A	4,563	111,474
Orchid Island Capital, Inc.(c)	11,026	56,343
Origin Bancorp, Inc.	2,049	48,520
Orrstown Financial Services, Inc.	2,319	31,933
Parke Bancorp, Inc.	3,610	44,403
Partners Bancorp	1,296	7,102
PCB Bancorp	4,863	46,442
PCSB Financial Corp.	1,339	16,978
Peapack-Gladstone Financial Corp.	3,839	65,263
Penns Woods Bancorp, Inc.	1,365	28,324
Peoples Bancorp of North Carolina, Inc.	1,351	22,967
Peoples Bancorp, Inc.	2,083	44,035
Peoples Financial Services Corp.	1,304	47,518
Pioneer Bancorp, Inc.(b)	1,810	14,552
Plumas Bancorp	1,488	29,403
Preferred Bank	1,142	42,711
Premier Financial Bancorp, Inc.	2,936	37,639
ProAssurance Corp.	3,023	46,312
ProSight Global, Inc.(b)	2,434	23,074
Protective Insurance Corp.	4,410	63,328
Provident Bancorp, Inc.	1,341	10,433
Provident Financial Holdings, Inc.	2,834	33,753
Prudential Bancorp, Inc.	1,596	15,784
Pzena Investment Management, Inc., Class A	7,211	35,694
QCR Holdings, Inc.	1,643	49,241
RBB Bancorp	8,046	104,357
Ready Capital Corp.	4,455	45,575

	Shares	Value
Financials-(continued)
Red River Bancshares, Inc.	551	$23,979
Regional Management Corp.(b)	4,114	75,245
Reliant Bancorp, Inc.	1,289	18,690
Republic Bancorp, Inc., Class A	779	23,962
Republic First Bancorp, Inc.(b)	7,600	15,884
Riverview Bancorp, Inc.	6,301	26,023
Safeguard Scientifics, Inc.	5,181	32,329
Salisbury Bancorp, Inc.	669	23,890
SB Financial Group, Inc.	1,815	25,120
Sculptor Capital Management, Inc.	5,189	66,264
Select Bancorp, Inc.(b)	3,177	24,304
Shore Bancshares, Inc.	3,124	30,459
Sierra Bancorp	2,595	46,373
Silvercrest Asset Management Group, Inc., Class A	1,845	23,136
SmartFinancial, Inc.	2,606	35,885
South Plains Financial, Inc.	2,264	32,330
Southern First Bancshares, Inc.(b)	1,247	32,297
Southern Missouri Bancorp, Inc.	1,798	42,577
Southern National Bancorp of Virginia, Inc.	4,226	36,132
Spirit of Texas Bancshares, Inc.(b)	2,528	31,600
Standard AVB Financial Corp.	797	14,705
Sterling Bancorp	7,745	23,003
Stewart Information Services Corp.	2,671	113,972
Summit Financial Group, Inc.	2,994	44,161
SWK Holdings Corp.(b)	667	8,498
Territorial Bancorp, Inc.	1,079	22,832
Third Point Reinsurance Ltd. (Bermuda)(b)	10,120	86,627
Timberland Bancorp, Inc.	1,984	34,700
Tiptree, Inc.	11,614	65,503
TPG RE Finance Trust, Inc.	8,268	72,924
TriState Capital Holdings, Inc.(b)	3,483	48,414
Triumph Bancorp, Inc.(b)	1,500	42,840
TrustCo Bank Corp.	5,167	30,795
United Fire Group, Inc.	1,523	38,349
United Insurance Holdings Corp.	5,901	44,671
United Security Bancshares	3,864	23,532
Unity Bancorp, Inc.	2,603	34,568
Universal Insurance Holdings, Inc.	3,092	57,357
Univest Financial Corp.	3,445	55,430
Waddell & Reed Financial, Inc., Class A	4,080	64,260
Washington Trust Bancorp, Inc.	1,410	47,066
Watford Holdings Ltd., Class A (Bermuda)(b)	8,098	129,568
West Bancorporation, Inc.	2,280	40,128
Western Asset Mortgage Capital Corp.(c)	13,043	29,608
Western New England Bancorp, Inc.	5,326	27,269
Westwood Holdings Group, Inc.	1,801	20,495
World Acceptance Corp.(b)(c)	958	87,168

		10,608,463

Health Care-6.32%
Accuray, Inc.(b)	12,349	28,773
American Renal Associates Holdings, Inc.(b)	6,483	43,695
AngioDynamics, Inc.(b)	11,343	106,227
ANI Pharmaceuticals, Inc.(b)	1,575	49,392
Anika Therapeutics, Inc.(b)	1,660	63,628
Aspira Women’s Health, Inc.(b)	10,791	30,916
AVEO Pharmaceuticals, Inc.(b)	2,708	12,890
Brookdale Senior Living, Inc.(b)	42,587	117,114
Catalyst Pharmaceuticals, Inc.(b)	13,275	43,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2020

	Shares	Value
Health Care-(continued)
Champions Oncology, Inc.(b)	1,140	$9,439
Community Health Systems, Inc.(b)	41,285	213,443
Computer Programs & Systems, Inc.	2,318	63,420
Cross Country Healthcare, Inc.(b)	4,547	29,055
Cutera, Inc.(b)	1,942	31,791
Elanco Animal Health, Inc., CVR(b)(e)	540	135
Electromed, Inc.(b)	1,275	15,785
Enzo Biochem, Inc.(b)	10,709	22,810
Five Star Senior Living, Inc.(b)	8,939	46,215
FONAR Corp.(b)	2,742	69,565
Hanger, Inc.(b)	4,597	90,837
Harrow Health, Inc.(b)	3,650	25,149
Harvard Bioscience, Inc.(b)	11,570	38,760
InfuSystem Holdings, Inc.(b)	2,425	35,284
IntriCon Corp.(b)	870	10,562
Invacare Corp.	13,094	88,777
iRadimed Corp.(b)	787	16,684
Joint Corp. (The)(b)	2,065	36,881
Jounce Therapeutics, Inc.(b)	7,681	37,176
Lannett Co., Inc.(b)	6,922	36,410
Lantheus Holdings, Inc.(b)	10,237	137,381
Lexicon Pharmaceuticals, Inc.(b)(c)	19,539	34,193
Mallinckrodt PLC(b)	41,009	64,794
Owens & Minor, Inc.	30,145	499,804
Phibro Animal Health Corp., Class A	2,329	49,980
Retractable Technologies, Inc.(b)	1,992	12,589
Surgery Partners, Inc.(b)	3,059	58,396
Triple-S Management Corp., Class B(b)	11,091	206,293
Utah Medical Products, Inc.	398	32,696
Vanda Pharmaceuticals, Inc.(b)	7,399	76,136
Viemed Healthcare, Inc.(b)	4,657	50,622
XBiotech, Inc.(b)	6,373	120,577

		2,757,816

Industrials-20.19%
AAR Corp.	2,869	57,896
ACCO Brands Corp.	18,825	121,986
Aegion Corp.(b)	4,627	74,888
Allied Motion Technologies, Inc.	893	38,033
Alpha Pro Tech Ltd.(b)	961	13,483
Apogee Enterprises, Inc.	4,580	95,859
ArcBest Corp.	5,539	187,329
Astronics Corp.(b)	10,739	97,081
Barrett Business Services, Inc.	2,054	118,249
BG Staffing, Inc.	4,362	40,916
Blue Bird Corp.(b)	3,477	39,568
Caesarstone Ltd.	3,870	42,705
CAI International, Inc.(b)	6,521	142,223
CECO Environmental Corp.(b)	8,707	73,792
Columbus McKinnon Corp.	1,515	55,108
Cornerstone Building Brands, Inc.(b)	7,135	56,795
Costamare, Inc. (Monaco)	8,649	43,677
Covenant Logistics Group, Inc., Class A(b)	6,200	113,646
CRA International, Inc.	1,304	55,433
Daseke, Inc.(b)	22,169	136,339
Ducommun, Inc.(b)	2,205	82,401
DXP Enterprises, Inc.(b)	6,280	120,827
Eagle Bulk Shipping, Inc.(b)	8,237	21,746
Eastern Co. (The)	2,666	58,385
Echo Global Logistics, Inc.(b)	4,777	130,508

	Shares	Value
Industrials-(continued)
Ennis, Inc.	2,696	$49,418
EVI Industries, Inc.(b)	398	9,775
Foundation Building Materials, Inc.(b)	3,942	63,979
Franklin Covey Co.(b)	1,243	24,537
Genco Shipping & Trading Ltd.	2,369	16,844
Gencor Industries, Inc.(b)	1,126	14,199
General Finance Corp.(b)	3,657	23,697
GMS, Inc.(b)	3,691	97,775
GP Strategies Corp.(b)	6,428	62,094
Graham Corp.	1,206	15,835
Granite Construction, Inc.	4,251	79,026
Great Lakes Dredge & Dock Corp.(b)	8,145	76,319
Greenbrier Cos., Inc. (The)	3,959	107,645
Griffon Corp.	2,943	63,951
H&E Equipment Services, Inc.	5,917	119,878
Harsco Corp.(b)	7,044	99,673
Hawaiian Holdings, Inc.	8,109	108,985
HC2 Holdings, Inc.(b)(c)	21,356	53,390
Heidrick & Struggles International, Inc.	3,662	79,209
Herc Holdings, Inc.(b)	2,793	114,373
Heritage-Crystal Clean, Inc.(b)	1,715	25,176
Hertz Global Holdings, Inc.(b)	42,803	62,492
Hurco Cos., Inc.	932	26,357
Hyster-Yale Materials Handling, Inc.	2,592	104,561
IES Holdings, Inc.(b)	1,067	30,762
Insteel Industries, Inc.	1,791	33,026
Interface, Inc.	13,594	102,771
Kelly Services, Inc., Class A	8,077	153,382
Kforce, Inc.	2,358	80,974
Kimball International, Inc., Class B	7,024	78,739
Knoll, Inc.	9,910	127,542
Lawson Products, Inc.(b)	549	19,709
LB Foster Co., Class A(b)	4,948	73,973
LSI Industries, Inc.	4,050	27,783
Luxfer Holdings PLC (United Kingdom)	1,919	27,288
Lydall, Inc.(b)	6,860	128,831
Manitowoc Co., Inc. (The)(b)	12,194	114,867
Mastech Digital, Inc.(b)	770	14,245
Matthews International Corp., Class A	2,740	60,006
Maxar Technologies, Inc.	4,485	103,828
Mayville Engineering Co., Inc.(b)	3,441	29,421
Mesa Air Group, Inc.(b)	13,946	51,042
Miller Industries, Inc.	2,907	91,193
Mistras Group, Inc.(b)	8,578	40,831
MRC Global, Inc.(b)	22,821	129,851
MYR Group, Inc.(b)	3,898	151,281
NL Industries, Inc.	2,951	10,328
NN, Inc.	15,907	72,377
Northwest Pipe Co.(b)	2,598	73,601
NOW, Inc.(b)	9,287	67,516
Orion Energy Systems, Inc.(b)	8,041	51,302
PAM Transportation Services, Inc.(b)	855	31,207
Pangaea Logistics Solutions Ltd.	5,004	12,260
Park Aerospace Corp.	1,359	15,071
Park-Ohio Holdings Corp.	4,224	66,824
PICO Holdings, Inc.(b)	2,468	21,941
Pitney Bowes, Inc.	72,355	397,229
Powell Industries, Inc.	2,159	58,271
Preformed Line Products Co.	804	43,746
Primoris Services Corp.	4,970	94,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
Quad/Graphics, Inc.	16,462	$57,452
Quanex Building Products Corp.	3,809	64,029
Radiant Logistics, Inc.(b)	19,050	100,584
Resideo Technologies, Inc.(b)	11,438	152,812
Resources Connection, Inc.	6,785	83,388
REV Group, Inc.	8,953	69,386
Safe Bulkers, Inc. (Greece)(b)	24,557	27,258
Scorpio Bulkers, Inc.	2,561	35,777
SP Plus Corp.(b)	4,084	83,763
Spirit Airlines, Inc.(b)(c)	5,340	95,479
Standex International Corp.	954	55,179
Steelcase, Inc., Class A	5,631	58,844
Sterling Construction Co., Inc.(b)	13,386	189,278
Team, Inc.(b)	14,589	92,932
Textainer Group Holdings Ltd. (China)(b)	15,853	186,114
Thermon Group Holdings, Inc.(b)	2,144	28,215
Titan Machinery, Inc.(b)	9,206	124,281
Transcat, Inc.(b)	1,094	32,175
Triumph Group, Inc.	16,977	122,744
TrueBlue, Inc.(b)	7,307	123,634
Tutor Perini Corp.(b)	4,156	52,158
Universal Logistics Holdings, Inc.	2,394	51,471
US Xpress Enterprises, Inc., Class A(b)	10,831	103,653
Vectrus, Inc.(b)	909	39,460
Veritiv Corp.(b)	6,263	108,851
Viad Corp.	6,627	142,017
VSE Corp.	2,690	78,091
Wabash National Corp.	13,731	167,655
Willdan Group, Inc.(b)	1,398	39,396
Willis Lease Finance Corp.(b)	1,388	29,675

		8,801,558

Information Technology-5.04%
Alpha & Omega Semiconductor Ltd.(b)	4,886	66,205
Avid Technology, Inc.(b)	4,775	38,678
AXT, Inc.(b)	3,602	20,315
Bel Fuse, Inc., Class B	4,871	58,549
Benchmark Electronics, Inc.	3,010	59,026
Clearfield, Inc.(b)	1,544	27,174
Comtech Telecommunications Corp.	4,243	70,434
Conduent, Inc.(b)	19,270	65,133
CyberOptics Corp.(b)	413	13,237
Daktronics, Inc.	12,598	55,683
Diebold Nixdorf, Inc.(b)	9,223	76,920
Digi International, Inc.(b)	3,609	49,155
DZS, Inc.(b)	917	9,555
Eastman Kodak Co.(b)(c)	7,436	44,467
Ebix, Inc.(c)	2,037	46,994
Endurance International Group Holdings, Inc.(b)	13,514	87,976
Extreme Networks, Inc.(b)	28,820	125,943
Genasys, Inc.(b)	4,005	20,025
GreenSky, Inc., Class A(b)(c)	30,042	130,683
GTT Communications, Inc.(b)(c)	4,386	21,842
Hackett Group, Inc. (The)	2,647	33,379
Ichor Holdings Ltd.(b)	2,115	53,213
Information Services Group, Inc.(b)	16,635	34,185
Intelligent Systems Corp.(b)	562	21,126
International Money Express, Inc.(b)	1,270	21,488
Intevac, Inc.(b)	3,196	19,176
Iteris, Inc.(b)	2,793	12,764

	Shares	Value
Information Technology-(continued)
Kimball Electronics, Inc.(b)	5,749	$77,525
KVH Industries, Inc.(b)	3,872	34,809
Luna Innovations, Inc.(b)	2,600	16,640
MoneyGram International, Inc.(b)	30,146	88,026
MTS Systems Corp.	6,212	151,573
NeoPhotonics Corp.(b)	3,223	21,465
NVE Corp.	344	18,380
Park City Group, Inc.(b)	1,628	8,075
PC-Tel, Inc.	3,660	23,204
PFSweb, Inc.(b)	4,512	38,126
Rimini Street, Inc.(b)	1,924	8,427
ScanSource, Inc.(b)	5,058	124,882
SecureWorks Corp., Class A(b)	956	12,361
ServiceSource International, Inc.(b)	9,051	13,622
ShotSpotter, Inc.(b)	504	15,100
SMART Global Holdings, Inc.(b)	2,033	51,232
Smith Micro Software, Inc.(b)(c)	4,797	18,421
StarTek, Inc.(b)	7,156	35,780
Synchronoss Technologies, Inc.(b)	2,676	11,748
Unisys Corp.(b)(c)	8,697	101,407
Vishay Precision Group, Inc.(b)	1,771	44,116

		2,198,244

Materials-5.73%
Advanced Emissions Solutions, Inc.(c)	7,501	29,029
AdvanSix, Inc.(b)	11,150	141,940
Allegheny Technologies, Inc.(b)	7,755	64,599
American Vanguard Corp.	2,358	33,366
Caledonia Mining Corp. PLC (South Africa)	3,197	58,121
Century Aluminum Co.(b)	4,102	40,487
Clearwater Paper Corp.(b)	2,989	100,610
Domtar Corp.	3,244	92,519
Forterra, Inc.(b)	2,653	35,152
FutureFuel Corp.	1,720	20,812
Gold Resource Corp.	6,052	24,087
Hawkins, Inc.	1,131	56,799
Haynes International, Inc.	2,638	49,436
Intrepid Potash, Inc.(b)	3,933	36,734
Koppers Holdings, Inc.(b)	8,363	201,214
Kraton Corp.(b)	8,469	118,905
Myers Industries, Inc.	3,187	48,761
Olympic Steel, Inc.	4,322	47,542
Orion Engineered Carbons S.A. (Germany)	8,681	105,474
Rayonier Advanced Materials, Inc.(b)	21,124	66,752
Ryerson Holding Corp.(b)	7,577	41,749
Schnitzer Steel Industries, Inc., Class A	8,452	166,842
SunCoke Energy, Inc.	32,919	117,850
TimkenSteel Corp.(b)	19,240	72,535
Trecora Resources(b)	4,551	27,352
Tredegar Corp.	4,382	74,187
Trinseo S.A.	4,924	122,657
Tronox Holdings PLC, Class A	5,714	51,197
UFP Technologies, Inc.(b)	709	29,218
United States Lime & Minerals, Inc.	164	15,109
US Concrete, Inc.(b)	6,167	164,597
Verso Corp., Class A	9,168	120,192
Warrior Met Coal, Inc.	7,923	122,569

		2,498,393

Real Estate-4.14%
Alpine Income Property Trust, Inc.	925	13,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2020

	Shares	Value
Real Estate-(continued)
Armada Hoffler Properties, Inc.	4,162	$42,036
Bluerock Residential Growth REIT, Inc.	7,893	58,487
BRT Apartments Corp.	777	10,373
Chatham Lodging Trust	10,494	72,618
CIM Commercial Trust Corp.	5,494	56,753
Clipper Realty, Inc.	3,007	20,057
CorEnergy Infrastructure Trust, Inc.	4,839	43,261
CorePoint Lodging, Inc.	8,441	47,945
CTO Realty Growth, Inc.	2,206	93,027
Farmland Partners, Inc.(c)	2,412	16,136
FRP Holdings, Inc.(b)	470	19,308
Griffin Industrial Realty, Inc.	213	11,327
Hersha Hospitality Trust	15,948	102,546
iStar, Inc.	4,724	58,483
Jernigan Capital, Inc.	1,341	23,119
Macerich Co. (The)(c)	8,078	64,059
New Senior Investment Group, Inc.	24,084	105,488
Newmark Group, Inc., Class A	24,953	110,542
One Liberty Properties, Inc.	1,542	29,545
Plymouth Industrial REIT, Inc.	822	10,974
Preferred Apartment Communities, Inc., Class A	3,824	25,238
RE/MAX Holdings, Inc., Class A	1,364	47,931
Realogy Holdings Corp.	17,709	196,216
Retail Value, Inc.	7,799	99,125
RMR Group, Inc. (The), Class A	2,088	58,923
RPT Realty	12,885	75,506
Service Properties Trust	10,078	82,740
Summit Hotel Properties, Inc.	9,224	54,329
Tanger Factory Outlet Centers, Inc.(c)	14,671	83,478
Urstadt Biddle Properties, Inc., Class A	2,476	23,027
Whitestone REIT	7,437	47,820

		1,803,839

	Shares	Value
Utilities-0.52%
Artesian Resources Corp., Class A	624	$21,959
Atlantic Power Corp.(b)	37,515	77,656
Consolidated Water Co. Ltd. (Cayman Islands)	1,453	17,480
Genie Energy Ltd., Class B	2,157	19,068
Global Water Resources, Inc.	844	9,326
Pure Cycle Corp.(b)	1,115	10,882
RGC Resources, Inc.	790	18,423
Spark Energy, Inc., Class A	5,606	51,519

		226,313

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $40,572,096)		43,557,421

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.44%
Invesco Private Government Fund, 0.03%(d)(f)(g)	2,107,189	2,107,189
Invesco Private Prime Fund, 0.14%(d)(f)(g)	702,265	702,405

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,809,594)		2,809,594

TOTAL INVESTMENTS IN SECURITIES-106.34% (Cost $43,381,690)		46,367,015
OTHER ASSETS LESS LIABILITIES-(6.34)%		(2,765,019)

NET ASSETS-100.00%		$43,601,996

Investment Abbreviations:

CVR -Contingent Value Rights

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income
Invesco Mortgage Capital, Inc.	$11,708	$264,289	$(33,765)	$(33,656)	$(55,558)	$153,018	$1,508
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	15,666	1,967,356	(1,983,022)	-	-	-	239

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)–(continued)

August 31, 2020

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	$557,381	$10,008,080	$(10,565,461)	$-	$-	$-	$13,309	*
Invesco Liquid Assets Portfolio, Institutional Class	188,485	2,996,933	(3,185,384)	-	(34)	-	4,972	*
Invesco Private Government Fund	-	7,521,540	(5,414,351)	-	-	2,107,189	219	*
Invesco Private Prime Fund	-	1,943,492	(1,241,142)	-	55	702,405	176	*

Total	$773,240	$24,701,690	$(22,423,125)	$(33,656)	$(55,537)	$2,962,612	$20,423

* Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Statements of Assets and Liabilities

August 31, 2020

	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Assets:
Unaffiliated investments in securities, at value(a)	$987,227,176	$43,404,403
Affiliated investments in securities, at value	17,165,743	2,962,612
Receivable for:
Dividends.	1,716,194	32,796
Securities lending	5,135	8,421
Investments sold	-	64,854
Investments sold - affiliated broker	-	64,212

Total assets	1,006,114,248	46,537,298

Liabilities:
Due to custodian	556,336	47,248
Payable for:
Investments purchased - affiliated broker	-	64,132
Collateral upon return of securities loaned	14,581,308	2,809,594
Accrued unitary management fees	243,168	14,328

Total liabilities	15,380,812	2,935,302

Net Assets	$990,733,436	$43,601,996

Net assets consist of:
Shares of beneficial interest	$1,091,312,186	$55,146,886
Distributable earnings (loss)	(100,578,750)	(11,544,890)

Net Assets	$990,733,436	$43,601,996

Shares outstanding (unlimited amount authorized, $0.01 par value)	30,750,001	1,750,001
Net asset value	$32.22	$24.92

Market price	$32.26	$24.94

Unaffiliated investments in securities, at cost	$954,345,170	$40,385,297

Affiliated investments in securities, at cost	$17,035,936	$2,996,393

(a) Includes securities on loan with an aggregate value of:	$13,653,054	$2,600,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Statements of Operations

For the year ended August 31, 2020

	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Investment income:
Unaffiliated dividend income	$22,645,414	$673,961
Affiliated dividend income	107,384	1,747
Securities lending income	84,276	61,521
Foreign withholding tax	(4,957)	(605)

Total investment income	22,832,117	736,624

Expenses:
Unitary management fees	3,227,299	173,150

Less: Waivers	(1,200)	(52)

Net expenses	3,226,099	173,098

Net investment income	19,606,018	563,526

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(112,935,616)	(12,555,854)
Affiliated investment securities	480,519	(44,758)
Unaffiliated in-kind redemptions	162,393,415	4,872,642
Affiliated in-kind redemptions	65,163	(10,779)

Net realized gain (loss)	50,003,481	(7,738,749)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	40,020,026	3,354,503
Affiliated investment securities	129,807	(33,656)

Change in net unrealized appreciation	40,149,833	3,320,847

Net realized and unrealized gain (loss)	90,153,314	(4,417,902)

Net increase (decrease) in net assets resulting from operations	$109,759,332	$(3,854,376)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Statements of Changes in Net Assets

For the year ended August 31, 2020, period July 1, 2019 through August 31, 2019 and the year ended June 30, 2019

	Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)			Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
	Year Ended August 31, 2020	Two Months Ended August 31, 2019	Year Ended June 30, 2019	Year Ended August 31, 2020	Two Months Ended August 31, 2019	Year Ended June 30, 2019
Operations:
Net investment income	$19,606,018	$2,688,972	$8,991,109	$563,526	$15,982	$199,690
Net realized gain (loss)	50,003,481	75,785,047	10,151,618	(7,738,749)	849,004	(493,577)
Change in net unrealized appreciation (depreciation)	40,149,833	(71,050,531)	65,150,207	3,320,847	(1,340,500)	488,271

Net increase (decrease) in net assets resulting from operations	109,759,332	7,423,488	84,292,934	(3,854,376)	(475,514)	194,384

Distributions to Shareholders from:
Distributable earnings	(19,330,423)	-	(8,357,048)	(605,377)	-	(197,838)

Shareholder Transactions:
Proceeds from shares sold	1,926,522,814	774,866,415	1,156,693,709	91,550,548	7,976,061	9,051,529
Value of shares repurchased	(2,078,760,160)	(728,072,575)	(384,896,789)	(56,295,368)	(6,764,762)	(10,538,081)

Net increase (decrease) in net assets resulting from share transactions	(152,237,346)	46,793,840	771,796,920	35,255,180	1,211,299	(1,486,552)

Net increase (decrease) in net assets	(61,808,437)	54,217,328	847,732,806	30,795,427	735,785	(1,490,006)

Net assets:
Beginning of period	1,052,541,873	998,324,545	150,591,739	12,806,569	12,070,784	13,560,790

End of period	$990,733,436	$1,052,541,873	$998,324,545	$43,601,996	$12,806,569	$12,070,784

Changes in Shares Outstanding:
Shares sold	61,100,001	25,800,000	41,350,000	3,450,001	300,000	350,000
Shares repurchased	(65,700,000)	(24,050,000)	(13,400,000)	(2,200,000)	(250,000)	(400,000)
Shares outstanding, beginning of period	35,350,000	33,600,000	5,650,000	500,000	450,000	500,000

Shares outstanding, end of period	30,750,001	35,350,000	33,600,000	1,750,001	500,000	450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Financial Highlights

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)

	Year Ended August 31, 2020	Two Months Ended August 31, 2019		Year Ended June 30, 2019	For the Period November 08, 2017(a) Through June 30, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$29.77	$29.71		$26.65	$25.00

Net investment income(b)	0.55	0.07		0.54	0.22
Net realized and unrealized gain (loss) on investments	2.44	(0.01)		2.99	1.59

Total from investment operations	2.99	0.06		3.53	1.81

Distributions to shareholders from:
Net investment income	(0.54)	-		(0.47)	(0.16)

Net asset value at end of period	$32.22	$29.77		$29.71	$26.65

Market price at end of period(c)	$32.26	$29.79		$29.71

Net Asset Value Total Return(d)	10.23%	0.20%		13.37%	7.26%
Market Price Total Return(d)	10.29%	0.27%		13.32%	7.28%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$990,733	$1,052,542		$998,325	$150,592
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29	%(e)	0.29%	0.29	%(f)
Expenses, prior to Waivers	0.29%	0.29	%(e)	0.29%	0.29	%(f)
Net investment income	1.76%	1.48	%(e)	1.92%	1.42	%(f)
Portfolio turnover rate(g)	321%	83%		138%	213%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Financial Highlights–(continued)

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)

	Year Ended August 31, 2020	Two Months Ended August 31, 2019		Year Ended June 30, 2019	For the Period November 08, 2017(a) Through June 30, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$25.61	$26.82		$27.12	$25.00

Net investment income(b)	0.31	0.03		0.43	0.22
Net realized and unrealized gain (loss) on investments	(0.64)	(1.24)		(0.29)	2.08

Total from investment operations	(0.33)	(1.21)		0.14	2.30

Distributions to shareholders from:
Net investment income	(0.36)	-		(0.44)	(0.18)

Net asset value at end of period	$24.92	$25.61		$26.82	$27.12

Market price at end of period(c)	$24.94	$25.65		$26.82

Net Asset Value Total Return(d)	(1.13)%	(4.51)%		0.63%	9.22%
Market Price Total Return(d)	(1.20)%	(4.36)%		0.59%	9.21%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$43,602	$12,807		$12,071	$13,561
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.41	%(e)	0.39%	0.39	%(f)
Expenses, prior to Waivers	0.39%	0.41	%(e)	0.39%	0.39	%(f)
Net investment income	1.27%	0.87	%(e)	1.62%	1.30	%(f)
Portfolio turnover rate(g)	282%	64%		189%	173%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Notes to Financial Statements

Invesco Exchange-Traded Self-Indexed Fund Trust

August 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust on October 30, 2015 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)	“Russell 1000® Dynamic Multifactor ETF”

Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)	“Russell 2000® Dynamic Multifactor ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Russell 1000® Dynamic Multifactor ETF	Russell 1000® Invesco Dynamic Multifactor Index

Russell 2000® Dynamic Multifactor ETF	Russell 2000® Invesco Dynamic Multifactor Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.  Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

27

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its

28

management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high positive momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of

29

capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates

30

and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees,

31

distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
Russell 1000® Dynamic Multifactor ETF	0.29%

Russell 2000® Dynamic Multifactor ETF	0.39%

The Adviser has agreed to waive a portion of each Fund’s unitary management fee to the extent necessary to prevent the operating expenses of each Fund (excluding distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, as set forth in the Investment Advisory Agreement) from exceeding the Fund’s unitary management fee through at least May 24, 2021.

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees for each Fund in the following amounts:

Russell 1000® Dynamic Multifactor ETF	$1,200

Russell 2000® Dynamic Multifactor ETF	52

The Trust has entered in a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Frank Russell Company (the, “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For fiscal year ended August 31, 2020, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

Russell 1000® Dynamic Multifactor ETF	$289,506

Russell 2000® Dynamic Multifactor ETF	81,746

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2020, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains
Russell 2000® Dynamic Multifactor ETF	$4,247	$-	$-

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

32

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Russell 1000® Dynamic Multifactor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$989,811,611	$-	$-	$989,811,611

Money Market Funds	-	14,581,308	-	14,581,308

Total Investments	$989,811,611	$14,581,308	$-	$1,004,392,919

Russell 2000® Dynamic Multifactor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$43,557,286	$-	$135	$43,557,421

Money Market Funds	-	2,809,594	-	2,809,594

Total Investments	$43,557,286	$2,809,594	$135	$46,367,015

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31, 2020, Period July 1, 2019 to August 31, 2019 and the Fiscal Year Ended June 30, 2019:

	August 31, 2020	August 31, 2019	June 30, 2019
	Ordinary Income*	Ordinary Income*	Ordinary Income*
Russell 1000® Dynamic Multifactor ETF	$19,330,423	$-	$8,357,048

Russell 2000® Dynamic Multifactor ETF	605,377	-	197,838

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Russell 1000® Dynamic Multifactor ETF	$3,727,345	$29,708,203	$(134,014,298)	$1,091,312,186	$990,733,436

Russell 2000® Dynamic Multifactor ETF	17,364	2,148,145	(13,710,399)	55,146,886	43,601,996

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*
Russell 1000® Dynamic Multifactor ETF	$133,302,042	$712,256	$134,014,298

Russell 2000® Dynamic Multifactor ETF	13,395,418	314,981	13,710,399

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Russell 1000® Dynamic Multifactor ETF	$3,470,558,464	$3,492,763,883

Russell 2000® Dynamic Multifactor ETF	122,612,952	123,948,196

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered
Russell 1000® Dynamic Multifactor ETF	$1,925,991,910	$2,054,815,513

Russell 2000® Dynamic Multifactor ETF	91,392,919	54,799,137

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost
Russell 1000® Dynamic Multifactor ETF	$69,934,677	$(40,226,474)	$29,708,203	$974,684,716

Russell 2000® Dynamic Multifactor ETF	5,130,366	(2,982,221)	2,148,145	44,218,870

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Russell 1000® Dynamic Multifactor ETF	$36,659	$(161,838,459)	$161,801,800

Russell 2000® Dynamic Multifactor ETF	(5,249)	(4,665,816)	4,671,065

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in the Funds’ prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit

34

Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Russell 1000® Dynamic Multifactor ETF and Invesco Russell 2000® Dynamic Multifactor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for the year ended August 31, 2020, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019, including the related notes, and the financial highlights for the year ended August 31, 2020, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year ended August 31, 2020, the changes in each of their net assets and each of the financial highlights for the year ended August 31, 2020, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund

Invesco Russell 1000® Dynamic Multifactor ETF	Oppenheimer Russell 1000® Dynamic Multifactor ETF

Invesco Russell 2000® Dynamic Multifactor ETF	Oppenheimer Russell 2000® Dynamic Multifactor ETF

The financial statements of the Predecessor Funds as of and for the period ended June 30, 2018 and the financial highlights for the period ended June 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 28, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

36

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2020	August 31, 2020	Six-Month Period	Six-Month Period(1)
Invesco Russell 1000® Dynamic Multifactor ETF (OMFL)
Actual	$1,000.00	$1,104.80	0.29%	$1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco Russell 2000® Dynamic Multifactor ETF (OMFS)
Actual	1,000.00	1,040.10	0.39	2.00
Hypothetical (5% return before expenses)	1,000.00	1,023.18	0.39	1.98

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

	Qualified	Qualified		Business	Qualified
	Business	Dividend	Dividends-Received	Interest	Interest
	Income*	Income*	Deduction*	Income*	Income*
Invesco Russell 1000® Dynamic Multifactor ETF	0%	98%	97%	0%	0%
Invesco Russell 2000® Dynamic Multifactor ETF	10%	89%	87%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

38

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member,Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.-1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc.(alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly,Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

40

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds(2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

41

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary, Invesco Services (Bahamas) Private Limited (2012-2020); Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present);formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

46

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2016	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

47

Trustees and Officers—(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

48

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 37 series (each, a “Fund” and together, the “Funds”):

Invesco BulletShares 2020 Corporate Bond ETF	Invesco BulletShares 2024 Municipal Bond ETF
Invesco BulletShares 2021 Corporate Bond ETF	Invesco BulletShares 2025 Municipal Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF	Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF	Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF	Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
Invesco BulletShares 2026 Corporate Bond ETF	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
Invesco BulletShares 2027 Corporate Bond ETF	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
Invesco BulletShares 2028 Corporate Bond ETF	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
Invesco BulletShares 2020 High Yield Corporate Bond ETF	Invesco Investment Grade Defensive ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF	Invesco Investment Grade Value ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Developed ex-US Small Company ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF	Invesco RAFITM Strategic Emerging Markets ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF	Invesco RAFITM Strategic US Small Company ETF
Invesco BulletShares 2021 Municipal Bond ETF	Invesco Russell 1000® Dynamic Multifactor ETF
Invesco BulletShares 2022 Municipal Bond ETF	Invesco Russell 2000® Dynamic Multifactor ETF
Invesco BulletShares 2023 Municipal Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

49

Approval of Investment Advisory Contracts–(continued)

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its own brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2020 Corporate Bond ETF, Invesco BulletShares 2021 Corporate Bond ETF, Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF, Invesco BulletShares 2027 Corporate Bond ETF and Invesco BulletShares 2028 Corporate Bond ETF;

●	0.13% of the Fund’s average daily net assets for each of Invesco Investment Grade Defensive ETF and Invesco Investment Grade Value ETF;

●

0.18% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 Municipal Bond ETF, Invesco BulletShares 2022 Municipal Bond ETF, Invesco BulletShares 2023 Municipal Bond ETF, Invesco BulletShares 2024 Municipal Bond ETF, Invesco BulletShares 2025 Municipal Bond ETF, Invesco BulletShares 2026 Municipal Bond ETF, Invesco BulletShares 2027 Municipal Bond ETF and Invesco BulletShares 2028 Municipal Bond ETF;

●	0.19% of the Fund’s average daily net assets for Invesco RAFITM Strategic US ETF;

●	0.23% of the Fund’s average daily net assets for each of Invesco RAFITM Strategic Developed ex-US ETF and Invesco RAFITM Strategic US Small Company ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco BulletShares 2021 USD Emerging Markets Debt ETF, Invesco BulletShares 2022 USD Emerging Markets Debt ETF, Invesco BulletShares 2023 USD Emerging Markets Debt ETF, Invesco BulletShares 2024 USD Emerging Markets Debt ETF and Invesco Russell 1000® Dynamic Multifactor ETF;

●	0.35% of the Fund’s average daily net assets for each of Invesco RAFITM Strategic Developed ex-US Small Company ETF and Invesco RAFITM Strategic Emerging Markets ETF;

●	0.39% of the Fund’s average daily net assets for Invesco Russell 2000® Dynamic Multifactor ETF; and

●

0.42% of the Fund’s average daily net assets for each of Invesco BulletShares 2020 High Yield Corporate Bond ETF, Invesco BulletShares 2021 High Yield Corporate Bond ETF, Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF and Invesco BulletShares 2026 High Yield Corporate Bond ETF.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median
Invesco BulletShares 2020 Corporate Bond ETF	X	X	X
Invesco BulletShares 2021 Corporate Bond ETF	X	X	X
Invesco BulletShares 2022 Corporate Bond ETF	X		X
Invesco BulletShares 2023 Corporate Bond ETF	X		X
Invesco BulletShares 2024 Corporate Bond ETF	X		X
Invesco BulletShares 2025 Corporate Bond ETF	X		X
Invesco BulletShares 2026 Corporate Bond ETF	X		X

50

Approval of Investment Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median
Invesco BulletShares 2027 Corporate Bond ETF	X		X
Invesco BulletShares 2028 Corporate Bond ETF	X		X
Invesco BulletShares 2020 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2021 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2026 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2021 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2022 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2023 Municipal Bond ETF		N/A	X
Invesco BulletShares 2024 Municipal Bond ETF		N/A	X
Invesco BulletShares 2025 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2026 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2027 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2028 Municipal Bond ETF	X	N/A	X
Invesco BulletShares 2021 USD Emerging Markets Debt ETF	X	X	X
Invesco BulletShares 2022 USD Emerging Markets Debt ETF	X	X	X
Invesco BulletShares 2023 USD Emerging Markets Debt ETF	X	X	X
Invesco BulletShares 2024 USD Emerging Markets Debt ETF	X	X	X
Invesco Investment Grade Defensive ETF	X	X	X
Invesco Investment Grade Value ETF	X	X	X
Invesco RAFITM Strategic Developed ex-US ETF	X	X	X
Invesco RAFITM Strategic Developed ex-US Small Company ETF	X	X	X
Invesco RAFITM Strategic Emerging Markets ETF	X		X
Invesco RAFITM Strategic US ETF	X	X	X
Invesco RAFITM Strategic US Small Company ETF	X		X
Invesco Russell 1000® Dynamic Multifactor ETF	X	X	X
Invesco Russell 2000® Dynamic Multifactor ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

51

Approval of Investment Advisory Contracts–(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, index licensing fees and advisory fees for money market cash management vehicles. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for each Fund and is paid a licensing fee. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

52

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	O-ESG-AR-1	invesco.com/ETFs

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2020.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4.	Principal Accountant Fees and Services.

(a) to (d) Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2020	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2019
Audit Fees	$647,350	$624,570
Audit-Related Fees	$0	$0
Tax Fees(1)	$538,360	$512,831
All Other Fees	$0	$0
Total Fees	$1,185,710	$1,137,401

(1)

Tax Fees for the fiscal years ended August 31, 2020 and 2019 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:      June 26, 2009

Amended:    June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $5,770,000 for the fiscal year ended August 31, 2020 and $3,213,000 for the fiscal year ended August 31, 2019 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $7,009,360 for the fiscal year ended August 31, 2020 and $4,415,831 for the fiscal year ended August 31, 2019.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $32 million and non-audit services of approximately $20 million for the fiscal year ended 2020. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, PwC advised the Registrant’s Audit Committee of the following matters identified between September 1, 2019 and October 27, 2020 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that four PwC Managers and two PwC Associates each held financial interests in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing their non-audit services. In addition, PwC considered that audit work was performed by the PwC Associates, but such audit work was of a limited nature relating to administrative tasks and international tax. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and that it believes it can continue to serve as the independent registered public accounting firm for the Funds in the Registrant.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Self-Indexed Fund Trust

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date:	November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date:	November 6, 2020

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date:	November 6, 2020